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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05629

Voya Investors Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2014 to December 31, 2014

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2014

Classes ADV, I, S and S2

Voya Investors Trust

■	Voya Global Resources Portfolio
■	Voya Liquid Assets Portfolio
■	VY® Clarion Global Real Estate Portfolio
■	VY® FMR® Diversified Mid Cap Portfolio*
■	VY® Invesco Growth and Income Portfolio
■	VY® JPMorgan Emerging Markets Equity Portfolio
■	VY® Morgan Stanley Global Franchise Portfolio
■	VY® T. Rowe Price Capital Appreciation Portfolio
■	VY® T. Rowe Price Equity Income Portfolio
■	VY® T. Rowe Price International Stock Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

*	FMR is a registered service mark of FMR LLC. Used with permisson.

INVESTMENT MANAGEMENT voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	23
Report of Independent Registered Public Accounting Firm	25
Statements of Assets and Liabilities	26
Statements of Operations	32
Statements of Changes in Net Assets	35
Financial Highlights	40
Notes to Financial Statements	45
Summary Portfolios of Investments	64
Tax Information	102
Trustee and Officer Information	103
Advisory Contract Approval Discussion	107

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

New Year, Hopeful View

Dear Shareholder,

As 2014 came to a close, U.S. economic growth accelerated, Japan and Europe were struggling and volatility re-emerged in markets around the world. Though periods of volatility may challenge investor resolve over the course of the year, we believe resilience will prevail thanks to continued improvements in global consumer and business spending and ample global liquidity.

Resilience has been a defining characteristic of markets for some time now, as we have seen them shake off such potentially destabilizing events as Europe’s chronic economic malaise, China’s growth slowdown and Japan’s sharp and surprising return to recession. And that’s not to mention the various geopolitical hotspots — Ukraine, the Middle East and elsewhere — that have flared up from time to time. Along the way markets have been fortified by all-time high U.S. corporate earnings; renewed monetary stimulus from central banks in Japan, Europe and China; and plummeting oil prices that have provided a positive supply shock to consumers and businesses. This confluence of events has bolstered markets worldwide and has raised investor confidence that such trends can be sustained into 2015.

Despite our optimism, we — as always — advocate a well-balanced, globally diversified portfolio. We believe such an approach is the best way to potentially benefit from whatever opportunities may arise, while limiting the potential for over-exposure to as-yet-unidentified risks. Also as always, be sure to review your investment strategy and portfolio with your financial advisor to ensure they continue to reflect your goals and needs. Thoroughly discuss any potential portfolio changes with your advisor before taking action.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
Executive Vice President
Voya Family of Funds
January 28, 2015

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2014

Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends ended 2013 at a record high. Investor sentiment had evidently reconciled itself to the tapering of the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases. The Fed’s December 18 announcement of a reduction in purchases to $75 billion per month with more to come was taken in stride. There was still plenty to worry about however and the Index endured an early slump and wide swings late in 2014 before ending up 9.81% for the year. (The Index returned 4.94% for the one year ended December 31, 2014, measured in U.S. dollars.)

It did not take long for worries about a flagging U.S. economy to resurface. A disappointingly weak employment report on January 10 showed only 74,000 jobs created in December, the lowest in nearly three years. A cold and snowy winter was thought to be depressing hiring and other key statistics like durable goods orders and home sales.

The Index reached its low point on February 3, down almost exactly 5% in 2014. Yet it took only 18 days to erase the loss despite new political turmoil that flared in Eastern Europe as Russia annexed Crimea after the president of Ukraine was deposed.

With the improvement in the season came a pick-up in U.S. economic data. Employment reports were looking better and the unemployment rate fell below 6%. The December bulletin marked the eighth consecutive month in which more than 200,000 jobs were created. National purchasing managers’ activity indices signaled healthy expansion. While the housing market was cooling, the annualized rate of existing home sales exceeded 5 million for five straight months. Consumer confidence touched seven-year high levels. Growth in gross domestic product (“GDP”) was -2.1% (annualized) in the first quarter but bounced back to 5.0% in the third.

Yet concerns remained about the sustainability of the recovery in the U.S. and worldwide. The improving U.S. employment situation was accompanied by labor force participation rates at or near the lowest since 1978. Wage growth was sluggish near 2% annually. The Fed’s monthly Treasury and mortgage-backed securities purchases ended in October.

Outside of the U.S., growth in China was decelerating, which also weighed on global commodity supplying countries. Japan re-entered recession in the third quarter after an April rise in consumption tax. But it was the euro zone that was the most problematic. Growth almost ground to a halt in the second and third quarters. Unemployment seemed stuck at 11.5%, while deflation was perilously close. Markets became increasingly skeptical that the European Central Bank (“ECB”) could attempt U.S., UK and Japan-style quantitative easing with Germany unequivocally opposed. Oil prices had been steadily falling since late June and would halve by year-end. Increased shale oil production notwithstanding, was this also a signal that global economic activity was weaker than anyone had imagined?

Securities prices mirrored investors’ mood swings in the last few months. The Index actually reached a new peak on September 19, but by October 16 fell 8.2%. From there the Index rebounded 12% to December 5, fell 5% to December 16 then rose 4% to end the year 1.3% below its all-time high.

In U.S. fixed income markets, the Barclays Long-Term U.S. Treasury sub-index returned a remarkable 25.07% in 2014; the Barclays Short-Term U.S. Treasury sub-index just 0.09% as the Treasury yield curve flattened. The Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 5.97%, while the Barclays U.S. Corporate Investment Grade Bond sub-index gained 7.46%. Both outperformed the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), which gained only 2.46%, perhaps reflecting growing disillusionment with the risk/reward profile of high yield bonds after strong returns in recent years.

U.S. equities, represented by the S&P 500® Index including dividends, returned 13.69% in the fiscal year, about 1.5% below its all-time high. The utilities sector was the top performer, returning 28.98%; not surprisingly, the only loser was energy, which dropped 7.78% as oil prices sagged. Record operating earnings per share for S&P 500® companies in the second and third quarters were supported by low interest rates, slow wage growth and historically high share buy-back volumes. Operating margins breached 10% for the first time.

In currencies, the dollar advanced against most other currencies over the year. The dollar surged 13.60% against the euro, on the U.S.’s much better growth and interest rate increase prospects, and 13.74% against the yen, on the likelihood of further monetary easing in Japan and an announced partial re-allocation into non-yen securities for the giant Government Pension Investment Fund (“GPIF”). The dollar gained less, 6.29%, on the pound. The UK had a better growth story than the euro zone, which however is the destination for about 40% of the UK’s exports.

In international markets, the MSCI Japan® Index rose 9.48% in 2014, boosted in the case of Japan’s large exporters by the falling yen and in general by the GPIF’s announcement described above. The MSCI Europe ex UK® Index added 6.63%. The poor economic data referred to above and the lingering conflict in Ukraine dampened markets, which were spasmodically supported by the possibility of quantitative easing. The strong health care sector contributed about one third of the total. Despite superior economic results, the MSCI UK® Index was much weaker, edging up 0.50%. UK stock indices are not particularly representative of the UK economy: the largest 14 names account for half of the index and comprise mostly global banking, energy, pharmaceuticals and materials companies. As a group, they held back returns by about 1.80%.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long-Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays Short-Term U.S. Treasury Index
A market capitalization-weighted index that is composed of fixed-rate, non-convertible U.S. Treasury securities that have a remaining maturity of between one and 12 months and have $250 million or more of outstanding face value.

Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Government/Credit Bond Index
An index made up of the Barclays Government and Credit indices, including securities issued by the U.S. government and its agencies and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

FTSE EPRA/NAREIT Developed Index
The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (“REITS”) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

iMoney Net First Tier Retail Index	An unmanaged index that includes the most broadly based money market funds.
MSCI All Country World IndexSM (ex U.S.)	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
MSCI Emerging Markets IndexSM
An unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000 Value® Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to book ratios and lower forecasted growth values.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Developed Property Index
An unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

S&P MidCap 400 Index	An unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
S&P North American Natural Resources Sector Index
An unmanaged index and a market-capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors.

3

VOYA GLOBAL RESOURCES PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of December 31, 2014 (as a percentage of net assets)
United States	80.8%
Canada	8.7%
United Kingdom	2.4%
Netherlands	1.7%
France	1.6%
Switzerland	0.2%
Assets in Excess of Other Liabilities*	4.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Global Resources Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Joseph Bassett, CFA, John Bailey and James Swain, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of –11.79% compared to the S&P North American Natural Resources Sector Index, which returned –9.77% for the same period.

Portfolio Specifics: During the reporting period, security selection detracted from performance. Stock selection within the materials and energy sectors negatively impacted performance. Favorable sector allocation, in particular being overweight industrials and materials, contributed to performance.

Among the leading individual detractors from performance were overweight positions in Whiting Petroleum Corp. (“Whiting Petroleum”) and MEG Energy Corp. (“MEG Energy”), and not owning benchmark company Kinder Morgan, Inc. (“Kinder Morgan”). Underperformance from Whiting Petroleum and MEG Energy was mainly due to weakness in West Texas Intermediate and Brent oil prices. MEG Energy reduced spending by 75% and maintained its 2015 guidance due to the strength of its asset base. With limited exposure to the crude oil market, Kinder Morgan reported third quarter earnings that were in-line with forecasts and increased their dividend above expectations. Following the merger of Kinder Morgan Energy Partners, L.P., Kinder Morgan Management, LLC and El Paso Pipeline Partners, L.P. with Kinder Morgan, the company’s future outlook was positive and Kinder Morgan expects solid dividend growth in the years to come.

Among the leading individual contributors to performance were overweight positions in Packaging Corporation of America and Valero Energy Corp. (“Valero Energy”), and not owning Apache Corp. (“Apache”). Packaging Corporation of America reported third quarter results in-line with estimates, but its shares performed well following comments from management that the company is in the preliminary stages of investigating a master limited partnership (“MLP”) structure. Given that Packaging Corporation of America’s public comments on MLPs had previously been muted compared to peers such as International Paper and Rock-Tenn Company, this news was a positive surprise. Apache released uneventful third quarter results due to lower production and weaker prices. In December, it announced the sale of their liquefied natural gas projects. While viewed as a positive, the price was lower than analysts’ expectations. Valero Energy reported third quarter numbers that sharply exceeded consensus because of higher refining margins and a lower tax rate than expected. Additionally, Valero Energy guided down their 2014 capital expenditure (“CapEx”) expectations from the prior guidance and lowered their 2015 CapEx budget.

Top Ten Holdings as of December 31, 2014 (as a percentage of net assets)
ExxonMobil Corp.	9.6%
Schlumberger Ltd.	7.0%
Chevron Corp.	6.5%
Occidental Petroleum Corp.	5.6%
EOG Resources, Inc.	5.0%
Anadarko Petroleum Corp.	4.4%
Phillips 66	3.5%
Hess Corp.	3.1%
Devon Energy Corp.	3.0%
Valero Energy Corp.	2.9%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Looking ahead, we believe the knock-on effects of collapsing oil prices will vary across industries, regions and asset classes. We believe the United States will maintain a modest pace of growth while global central banks will aggressively fight to improve their own near-term outlooks. In our view, the end of quantitative easing confirms the strength of the U.S. economy, but the uncertain start of interest rate hikes will increase market volatility. We believe the teetering euro zone economy suggests the European Central Bank may ease interest rates further in the first half of 2015.

*	On September 12, 2014, the Board of Trustees of Voya Investors Trust approved a proposal to reorganize the Portfolio with and into the Voya Global Value Advantage Portfolio. If shareholder approval of the proposed reorganization is obtained, it is expected that the reorganization will take place on or about March 6, 2015.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	VOYA GLOBAL RESOURCES PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 18, 2006

Class ADV	–12.09%	1.13%	—	1.48%
Class I	–11.55%	1.73%	7.15%	—
Class S	–11.79%	1.47%	6.88%	—
Class S2	–11.91%	1.33%	6.72%	—
S&P North American Natural Resources Sector Index	–9.77%	4.28%	7.65%	3.31%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Global Resources Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Prior to January 3, 2006, the Portfolio was advised by a different sub-adviser.

5

VOYA LIQUID ASSETS PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2014 (as a percentage of net assets)
Asset Backed Commercial Paper	24.0%
Other Note	19.0
Financial Company Commercial Paper	15.9
Government Agency Debt	15.2
Certificates of Deposit	10.8
Treasury Debt	9.8
Other Instrument	4.3
Other Repurchase Agreement	1.1
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%
Portfolio holdings are subject to change daily.

Voya Liquid Assets Portfolio (the “Portfolio”) seeks a high level of current income consistent with the preservation of capital and liquidity. The Portfolio is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance*: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 0.01% compared to the iMoneyNet First Tier Retail Index, which returned 0.01% for the same period.

Portfolio Specifics: The major economic themes driving the markets during the one-year reporting period ended December 31, 2014 were a continuing weak U.S. economic recovery, a weakening global economy, an improving labor market but with significant slack and underemployment remaining, and inflation running below the long-term 2% target.

The first quarter of 2014 saw a continuation of the tapering of the quantitative easing with further reductions to the monthly purchases of agency mortgage-backed securities and longer-term U.S. Treasury securities, declines in the unemployment rate and overall modest economic growth. The Federal Open Market Committee (the “FOMC”) and new U.S. Federal Reserve Board (the “Fed”) Chairman Janet Yellen, who took over from Ben Bernanke during the quarter, did nothing to change the markets’ outlook for no change in the pace of tapering and a prolonged period before the FOMC would be expected to increase the federal funds rate. The Fed continued to taper its quantitative easing measures — the ongoing monthly purchases of Treasury securities and mortgage backed securities — during the second and third quarters, and as expected, finished in October. The Fed is maintaining the reinvestment of principal and coupon payments for the near term. The FOMC anticipated the need to keep up the economic stimulus and expected inflation to remain at or below its comfort range. Therefore, they continued to project that the federal funds rate would remain in the 0.00% to 0.25% range until sometime into the middle of 2015 or possibly into 2016, depending on future economic data. Yields on money market securities remained range-bound throughout the period at the extreme low end of their historical trading levels, thus offering very little income potential for money market funds and investors.

Preservation of capital, limiting credit risk and keeping an excess liquidity cushion remained our primary objectives for the Portfolio. Maximizing the yield and return of the Portfolio remained a secondary objective in light of current market conditions and risks, and the low absolute level of rates. The Portfolio continued to waive fees to maintain a 0.00% net yield, as did most of our competitors due to the historically low level of rates on money market securities. The Portfolio followed the strategy of taking on a limited amount of interest rate risk while maintaining reduced longer-term credit exposure.

Top Ten Holdings as of December 31, 2014 (as a percentage of net assets)
Federal Home Loan Bank Discount Notes, 0.096%, 02/06/15	9.3%
United States Treasury Bill, 0.073%, 05/28/15	5.0%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%, 01/02/15	4.3%
United States Treasury Bill, 0.045%, 04/02/15	3.8%
Mitsubishi UFJ Trust and Banking NY, 0.173%, 01/02/15	3.5%
Thunder Bay Funding LLC, 0.187%, 01/16/15	3.3%
Crown Point Capital Co., 0.203%, 01/06/15	2.8%
Concord Minutemen Capital Co., 0.200%, 01/05/15	2.8%
Wells Fargo Bank NA, 0.380%, 03/22/15	2.7%
Societe Generale, 0.183%, 02/02/15	2.7%
Portfolio holdings are subject to change daily.

The Portfolio maintained on average a neutral to a slightly extended weighted average maturity (“WAM”) during the period, which helped it to outperform its peers on a gross-of-fees basis. Floating-rate, extendible securities purchased in previous periods added to performance as their stepped-up coupons provided incremental yield. The Portfolio maintained excess daily and weekly liquidity, primarily repurchase agreements (“repo”), U.S. Treasury bills (“T-bills”) and agency discount notes, which hurt the Portfolio’s performance. Repo yields averaged approximately six basis points due to the limited supply and excess demand during the period, and were constrained by the rate paid on the Fed reverse repo program. (A basis point equals one one-hundredth of one percent.)

Current Strategy and Outlook: We anticipate that the FOMC will maintain its target for the federal funds rate in the 0.00% to 0.25% range until at least the middle of 2015. We believe they could further delay raising the rate if slow global growth continues to restrain domestic growth, inflation remains below the FOMC’s target or the improvement in labor conditions slows. Once the Fed does start tightening, we believe tools such as the Fed reverse repo facility will need to take on greater importance in maintaining short-term rates within the Fed’s target range; we believe this is viewed as an important tool despite the concerns of Chairman Yellen and others on the committee that it not become too large. In our view, the initial $300 billion daily cap may be too small and lead to market dislocations at quarter-ends and eventually at month-ends. For the near term we believe this should keep money market rates constrained in the very low trading range we have experienced over the last year or so, but longer-term money market rates we believe should be expected to increase as we get closer to the start of the Fed tightening cycle.

Our current strategy for the Portfolio is to continue to focus on maintaining a neutral to a slightly extended WAM posture with somewhat limited credit risk. As we move forward and closer to the Fed tightening, however, we would expect to reduce our WAM to prepare for the coming rising rates by further limiting our longer-term purchases and marginally increasing our floating rate and very short-term holdings, which we started to do in the fourth quarter. We have already increased our floating-rate exposure to more than 20% and therefore have limited room to increase significantly due to the increase in the weighted average life associated with floating-rate notes.

We believe credit exposure and risk will remain limited but could be increased modestly as credit conditions continue their slow improvement, in particular as alternatives to repo and T-bills to meet short-term liquidity requirements.

Preservation of capital and liquidity remain our top objectives. We plan on maintaining reasonable daily liquidity and short-term liquidity to give the Portfolio flexibility to take advantage of any periods of temporary increases in yields, but not as high as in previous periods given the drag in yields from the low rates on repo and other lower risk short-term liquidity securities, including U.S. Government securities.

The new money market reforms passed by the Securities and Exchange Commission on July 23, 2014 have not impacted our current investment strategy and portfolio structure. The Portfolio is required to comply with money market reform over the next 18 months to two years.

*	Please see Note 6 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a yield of not less than zero.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

PORTFOLIO MANAGERS’ REPORT	VY® CLARION GLOBAL REAL ESTATE PORTFOLIO

Geographic Diversification as of December 31, 2014 (as a percentage of net assets)
United States	54.3%
Japan	13.2%
United Kingdom	7.3%
Hong Kong	6.7%
Australia	5.6%
France	3.6%
Singapore	3.5%
Germany	1.8%
Netherlands	1.0%
Canada	0.9%
Countries between 0.3%–0.8%ˆ	2.0%
Assets in Excess of Other Liabilities*	0.1%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 4 countries, which each represents 0.3%–0.8% of net assets.
Portfolio holdings are subject to change daily.

VY® Clarion Global Real Estate Portfolio (the “Portfolio”) seeks high total return consisting of capital appreciation and current income. The Portfolio is managed by T. Ritson Ferguson, Chief Executive Officer, CFA, Steven D. Burton, Managing Director, CFA, and Joseph P. Smith, CFA, Managing Director, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 13.86% compared to the FTSE EPRA/NAREIT Developed Index, which returned 15.02% for the same period.*

Portfolio Specifics: Global property stocks finished the year with strong returns in the fourth quarter, thereby generating a solid double-digit total return in 2014, handily exceeding the performance generated by broad equities and fixed income indices. Positive total return was generated in each of the major geographic regions for the quarter and year, with the U.S. Real Estate Investment Trust (“REIT”) market being a stand-out, delivering a total return of 29.0% for the year, about half of which was generated during the fourth quarter. Performance among European property companies and those in the Asia-Pacific region was also positive for the year, although the dispersion of returns was high. Property company returns were strong for a number of reasons including attractive and rising dividends, strong earnings growth via both organic as well as external growth and rising real estate values during the year. Interest rates and inflationary pressures remained low — lower than what was expected at the beginning of the year.

The Portfolio underperformed its benchmark during the period. Stock selection was positive across all major regions. Primary contributors to relative return for the year included stock selection in the Americas and Europe, where selection among the U.S. office, mall and apartment REITs added value as did positions in office companies in London and residential companies in Germany. Stock selection in Hong Kong and Japan also added value during the period. From an asset allocation standpoint, positioning in Japan was the primary detractor from relative performance during the year. Japanese property companies underperformed despite significant monetary and fiscal stimulus from the Japanese government and clear evidence of improving property fundamentals. The impact of holding a modest cash position in a strongly positive market also produced headwinds, which is typical in a market with high absolute returns. This overshadowed the benefit of an underweight to Canada, which added considerable relative value for the year given the underperformance of Canadian real estate companies amidst tepid economic growth.

Top Ten Holdings as of December 31, 2014 (as a percentage of net assets)
Simon Property Group, Inc.	3.9%
Equity Residential	3.4%
Mitsui Fudosan Co., Ltd.	3.4%
Health Care Real Estate Investment Trust, Inc.	3.2%
Mitsubishi Estate Co., Ltd.	2.9%
ProLogis, Inc.	2.8%
Host Hotels & Resorts, Inc.	2.8%
Sun Hung Kai Properties Ltd.	2.7%
AvalonBay Communities, Inc.	2.4%
Vornado Realty Trust	2.4%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: In the U.S., we prefer the industrial and apartment sectors as well as coastal central business district office and high-end mall companies; we are more cautious on the storage, net lease and healthcare sectors. Portfolio positioning emphasizes property types which can benefit the most from improving economic conditions. By geography, we believe this includes many of the gateway cities located in the northeast and in California, such as New York, San Francisco and Los Angeles. We expect the apartment and mall companies to continue to perform well as job growth and consumer spending continues to improve. We remain cautious on the more bond-like sectors of net lease and healthcare but take into account potential syndicate activity and takeover possibilities in our portfolio positioning. We additionally recognize the attractiveness of current yield via the dividend in some of these lower growth sectors.

Investments in Europe are focused on companies with higher growth characteristics, such as London office companies and German residential, both of which have reported steadily improving rental growth. Elsewhere on the Continent, the portfolio includes select value names which offer a high level of cash flow and dividend yield. Although many of the companies and markets are characterized by slow growth, we believe that real estate fundamentals will likely improve over time, albeit gradually. The investment market remains extremely active with elevated demand for prime properties in London and Paris. We also believe that there may be more merger and acquisition activity involving euro zone property companies.

Positioning in the Asia-Pacific region continues to tread carefully around decelerating economic growth in mainland China and ever-changing government policies aimed at limiting price appreciation for the residential sectors in Hong Kong, Singapore and mainland China. We are nonetheless “picking our spots” depending on what we believe to be priced into the market. We are more positive on the office and retail property types in these markets, and selective on residential, depending on the market. We continue to favor the Tokyo office market, which is showing continued improved occupancies and accelerating rental growth after years of stagnation. Land values in Tokyo have recently improved and office vacancy has tightened. While gradual, improvement in Tokyo office rents is steady and visible.

We believe that global property stocks offer investors an attractive investment option, anchored by current yield via a growing dividend and underpinned by increasing real estate cash flows derived from improving economic and commercial property fundamentals.

We appreciate your continued faith and confidence in our team.

*	Effective July 31, 2014, the S&P Developed Property Index was removed as the index of the Portfolio. The FTSE EPRA/NAREIT Developed Index is considered as the more appropriate index for the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

7

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Class ADV April 28, 2006	Since Inception of Classes I and S January 3, 2006	Since Inception of Class S2 May 3, 2006

Class ADV	13.40%	9.85%	4.15%	—	—
Class I	14.07%	10.53%	—	5.84%	—
Class S	13.86%	10.26%	—	5.57%	—
Class S2	13.60%	10.08%	—	—	4.42%
FTSE EPRA/NAREIT Developed Index	15.02%	11.25%	4.00%	5.12%	4.02%
S&P 500® Index	13.69%	15.45%	7.63%	7.80%	7.66%
S&P Developed Property Index	15.19%	12.53%	4.81%	5.85%	4.84%

Based on a $10,000 initial investment the graph and table above illustrate the total return of VY® Clarion Global Real Estate Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost.

Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective July 31, 2014, the Portfolio changed its benchmark from the S&P Developed Property Index to the FTSE EPRA/NAREIT Developed Index because the FTSE EPRA/NAREIT Developed Index is considered by the Adviser to be a more appropriate benchmark reflecting the type of securities in which the Portfolio invests.

8

PORTFOLIO MANAGERS’ REPORT	VY® FMR® DIVERSIFIED MID CAP PORTFOLIO

Sector Diversification as of December 31, 2014 (as a percentage of net assets)
Information Technology	25.1%
Consumer Discretionary	17.5%
Industrials	17.3%
Financials	14.8%
Health Care	13.3%
Materials	4.4%
Energy	3.5%
Consumer Staples	3.4%
Utilities	0.8%
Telecommunication Services	0.2%
Liabilities in Excess of Other Assets*	(0.3)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® FMR® Diversified Mid Cap Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Tom Allen, Vice President and Portfolio Manager of Fidelity Management & Research Company — the Sub-Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 6.02% compared to the S&P MidCap 400 Index, which returned 9.77% for the same period.

Portfolio Specifics: Global stocks and bonds posted gains for 2014 despite tepid returns outside the United States, amid recessionary pressure in parts of Asia, as well as anemic economic growth in Europe. The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index achieved a double-digit return for the third consecutive year. The Barclays® U.S. Aggregate Bond Index, meanwhile, rose and significantly outperformed the global taxable investment-grade bond market. Investment-grade credit did particularly well supported by solid corporate fundamentals and a low default rate. The MSCI EAFE Index, a measure of non-U.S. developed stock markets was hampered by late-period deflationary concerns in the eurozone. Turning to emerging-market stocks, The MSCI Emerging Markets Index return was down slightly for the year, held back by continued concerns that a slowing Chinese economy may dampen earnings for companies that do business there.

Versus the S&P MidCap 400 Index, underweighting defensive, yield-sensitive segments of the market such as real estate investment trusts and utilities detracted, as did stock selection in financials, materials and consumer discretionary. Two of the biggest relative detractors were energy stocks Halliburton Co. (“Halliburton”) and Whiting Petroleum Corp. (“Whiting”). Halliburton, which was purchased in June, and Whiting — which was sold by period end — lost ground as oil prices continued their unrelenting sell-off. Performance also suffered due to a stake in Constellium, a Dutch aluminum producer, as well as the decision to sell strong-performing chipmaker Skyworks Solutions in October. Conversely, stock picking in information technology was a noteworthy positive, led by video game maker Electronic Arts, the Portfolio’s largest relative contributor. Netherlands-based NXP Semiconductors also bolstered performance, as did two air carriers: Spirit Airlines and Southwest Airlines. None of the stocks mentioned in this report were part of the index, except for Skyworks Solutions.

Top Ten Holdings as of December 31, 2014 (as a percentage of net assets)
Spirit Airlines, Inc.	1.4%
Global Payments, Inc.	1.2%
Cardinal Health, Inc.	1.2%
Textron, Inc.	1.1%
NXP Semiconductor NV	1.1%
FedEx Corp.	1.1%
Fidelity National Information Services, Inc.	1.0%
Steris Corp.	1.0%
CBRE Group, Inc.	1.0%
Wyndham Worldwide Corp.	1.0%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: At year end, we continue to see economic improvement in the United States, and we believe the Portfolio is positioned, in aggregate, for further recovery. We’ve been able to identify what we view as a host of compelling investment ideas trading at attractive valuations with the potential to produce solid multiyear earnings growth relative to the market.

At the sector level, we continue to like opportunities in information technology, by far the Portfolio’s largest sector overweighting at year end. While we maintained above-benchmark exposure to all three tech subsectors, we particularly like software & services for, in our view, its generous supply of companies with stable earnings and revenue growth, as well as reasonable valuations.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

9

VY® FMR® DIVERSIFIED MID CAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class ADV January 17, 2006	Since Inception of Class I August 15, 2005

Class ADV	5.65%	13.18%	—	7.32%	—
Class I	6.27%	13.85%	—	—	8.92%
Class S	6.02%	13.57%	9.14%	—	—
Class S2	5.84%	13.40%	8.98%	—	—
S&P MidCap 400 Index	9.77%	16.54%	9.71%	9.03%	9.45%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® FMR® Diversified Mid Cap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

10

PORTFOLIO MANAGERS’ REPORT	VY® INVESCO GROWTH AND INCOME PORTFOLIO

Sector Diversification as of December 31, 2014 (as a percentage of net assets)
Financials	29.2%
Information Technology	15.1%
Health Care	13.1%
Energy	10.8%
Consumer Discretionary	10.6%
Industrials	8.1%
Consumer Staples	5.7%
Telecommunication Services	2.5%
Utilities	1.4%
Materials	1.1%
Assets in Excess of Other Liabilities*	2.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® Invesco Growth and Income Portfolio (the “Portfolio”) seeks long-term growth of capital and income. The Portfolio is managed by the Invesco Equity Income team. Current members jointly and primarily responsible for the day-to-day management of the Portfolio are Thomas B. Bastian, CFA, Mary Jayne Maly, CFA, James O. Roeder, CFA, and Sergio Marcheli, Portfolio Managers, of Invesco Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 10.11%, compared to the Russell 1000® Value Index, which returned 13.45%, for the same period.

Portfolio Specifics: On the positive side, a material underweight to energy stocks, followed by stock selection, versus the Russell 1000® Value was one of the largest contributors to relative performance. Energy stocks sold off beginning in mid-September due to the free-falling price of oil. Having an underweight to Exxon Mobile and not owning Chevron Corp. were large contributors. An underweight to industrials, followed by stock selection, also helped relative performance for the year, as industrials only posted mid-single digit returns. Also, General Dynamics, an aerospace company, assisted relative performance. The company beat profit forecasts and provided positive guidance on demand for its Gulfstream jets.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-US-based companies held in the Portfolio. The use of currency forward contracts had a large positive impact on the Portfolio’s performance relative to the Russell 1000® Value Index for the reporting period. This was mainly due to the strength of the US Dollar versus many major foreign currencies.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)
JPMorgan Chase & Co.	4.8%
Citigroup, Inc.	4.5%
General Electric Co.	2.9%
Morgan Stanley	2.7%
Royal Dutch Shell PLC — Class A	2.6%
Bank of America Corp.	2.2%
Target Corp.	1.8%
PNC Financial Services Group, Inc.	1.8%
Carnival Corp.	1.8%
Applied Materials, Inc.	1.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

On the negative side, stock selection and an underweight to consumer staples was a large detractor to relative performance. Notably, Avon Products, within the household and personal products industry, was a large detractor, posting double-digit negative returns for the period. Despite improving earnings, the stock performed poorly, after settling with the Justice Department on bribery charges towards the end of the reporting period. Stock selection and an underweight to financials dampened performance, as well. Not having any exposure to REITs was the largest detractor within the sector, as real estate outperformed the benchmark and financials sector during the year. Weak stock selection within consumer discretionary also hurt relative performance versus the benchmark. Holdings such as Viacom, within media, and General Motors, within automobiles, posted negative returns. General Motors continued to erode investor confidence after the firm announced a recall on ignition switches after a 10-year delay. Cash, utilized for investment opportunities, was a detractor in a strong equity market, as well.

Current Strategy and Outlook: Equity markets, although providing investors strong absolute returns, experienced continued volatility during the reporting period, based on political unrest in Eastern Europe, a sluggish Chinese economy and the effects to the global economy from falling oil prices. We believe that market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

11

VY® INVESCO GROWTH AND INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class I April 28, 2006

Class ADV	9.72%	12.81%	7.04	—
Class I	10.39%	13.48%	—	6.99%
Class S	10.11%	13.20%	7.42%	—
Class S2	9.95%	13.03%	7.25%	—
Russell 1000® Value Index	13.45%	15.42%	7.30%	6.60%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

12

PORTFOLIO MANAGERS’ REPORT	VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO

Geographic Diversification as of December 31, 2014 (as a percentage of net assets)
India	17.8%
South Africa	16.7%
Taiwan	8.1%
China	7.8%
Brazil	7.4%
Thailand	6.7%
Indonesia	5.3%
Russia	4.6%
Turkey	4.5%
Hong Kong	4.5%
Countries between 0.4%–3.8%ˆ	15.4%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 9 countries, which each represents 0.4%–3.8% of net assets.
Portfolio holdings are subject to change daily.

VY® JPMorgan Emerging Markets Equity Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Austin Forey, Managing Director, Richard Titherington, Managing Director, Leon Eidelman and Amit Mehta; each a Portfolio Manager of J.P. Morgan Investment Management Inc.— the Sub-Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class S Shares provided a total return of 0.80% compared to the MSCI Emerging Markets Index (“MSCI EM Index”), which returned -2.19% for the same period.

Portfolio Specifics: For the year ended December 31, 2014, the Portfolio outperformed its benchmark, largely driven by country allocation. More specifically an overweight positioning in India and an underweight positioning in South Korea contributed to relative performance. We have been underweight in South Korea for some time, largely due to perceived weaknesses in corporate governance structures, and this aided performance for the year. The South Korean market fell more than 11% in 2014, as weakening global demand hurt Korean exporters and a weaker Japanese yen hurt from a competitive perspective.

On the other hand, stock selection in China was the largest detractor from performance, primarily due to overweight positions in the Macau gaming sector. The Macau stocks were outperformers in 2013, but have underperformed in 2014 on the back of a junket scandal in April 2014, and subsequently a deceleration in Mass Gross Gaming Revenue growth since June. Furthermore, other factors also resulted in an overall market slowdown, including; a) a crackdown of illegal UnionPay machines; b) a tightening of transit visas; c) the World Cup effect; and d) a disruption from floor reconfigurations ahead of a smoking ban. We maintain a sizable position in Macau stocks, as the five-year expected returns remain high, driven by increased earnings growth from new casino openings and high dividend yields.

Top Ten Holdings as of December 31, 2014 (as a percentage of net assets)
AIA Group Ltd.	3.2%
Tata Consultancy Services Ltd.	3.0%
Housing Development Finance Corp.	3.0%
HDFC Bank Ltd. ADR	2.9%
Baidu.com ADR	2.4%
ITC Ltd.	2.3%
Tencent Holdings Ltd.	2.2%
Remgro Ltd.	2.2%
MTN Group Ltd.	2.1%
Bidvest Group Ltd.	2.1%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We do not expect emerging market stocks to enter a new secular bull phase or offer sustained outperformance until there is clear evidence of a turn in the underlying fundamentals. That evidence is in short supply. Weak commodity prices, China’s transition to a 6% growth economy, and so on are certainly not helping. In our view, the U.S. is the world’s most obvious bright spot, pushing the dollar higher and creating an important headwind for emerging markets. However, we believe none of these issues need alter the compelling long-term story of emerging market growth that will be driven by the rise of the emerging market consumer and the emergence of important global brands from emerging market domiciles. Investors seeking exposure to these secular themes might wish to take advantage of, in our opinion, relatively attractive valuations by adding to emerging market equities on pullbacks, such as the one currently underway, below 1.5x book value. We believe patient investors exercising this discipline will be rewarded in the medium term.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

13

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class ADV March 23, 2006	Since Inception of Class I December 2, 2005

Class ADV	0.47%	1.81%	—	5.12%	—
Class I	1.06%	2.42%	—	—	6.94%
Class S	0.80%	2.16%	8.96%	—	—
Class S2	0.73%	2.02%	8.80%	—	—
MSCI EM Index	–2.19%	1.78%	8.43%	4.94%	6.33%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the VY® JPMorgan Emerging Markets Equity Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Prior to April 29, 2005, the Portfolio was advised by a different sub-adviser.

14

PORTFOLIO MANAGERS’ REPORT	VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO

Geographic Diversification as of December 31, 2014 (as a percentage of net assets)
United States	41.9%
United Kingdom	31.3%
France	9.9%
Switzerland	9.7%
Germany	2.8%
Japan	0.9%
Italy	0.8%
Netherlands	0.5%
Assets in Excess of Other Liabilities	2.2%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

VY® Morgan Stanley Global Franchise Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by William D. Lock, Marcus Watson, Christian Derold, Bruno Paulson and Vladimir Demine, Portfolio Managers, of Morgan Stanley Investment Management Inc.— the Sub-Adviser.*

Performance: For the year ended December 31, 2014, the Portfolio’s Class S shares, provided a total return of 4.25% compared to the MSCI World IndexSM, which returned 4.94% for the same period.

Portfolio Specifics: 2014 was something of a rollercoaster year. As in 2013, markets continued to be broadly hopeful of continuing low interest rates, the expectation of economic growth and well-behaved low inflation, but there was much to distract investors. Questions over ending quantitative easing (“QE”) in the U.S., growth in China, politics in the Ukraine, Ebola, growth in Europe and more recently the decline in oil prices, all added to volatility.

World equities’ performance in 2014 was dominated by the performance of the U.S. market and the strengthening of the U.S. dollar. For non-U.S. equities, the re-rating story of the previous two years faded and earnings fell. However, in the U.S., the re-rating story continued, probably largely driven by continuing — albeit considerably aided by share buybacks — earnings growth. The key question for the U.S. market is whether such a sustained re-rating can continue if strong earnings growth does not come through, especially as the U.S. market comes to terms with the impact of recent dollar strength on earnings growth and/or questions the underlying strength of the U.S. recovery. For non-U.S. equities, the question is whether dollar earnings will continue to fall, given a mixture of further dollar strength and the underlying difficulties of growing earnings in weak economies, particularly Europe and Japan.

In the Portfolio, stock selection in and allocation to consumer discretionary, financials, industrials and zero weights in materials and telecommunication services were positive contributors to performance during the year. However, stock selection in information technology, consumer staples and health care detracted from performance during the year.

Top absolute contributors to the Portfolio’s performance for the year were Time Warner, Microsoft and Procter & Gamble. Top absolute detractors for the period were SAP, Sanofi and Diageo.

Top Ten Holdings as of December 31, 2014 (as a percentage of net assets)
Nestle S.A.	9.7%
British American Tobacco PLC	9.2%
Unilever PLC	6.8%
Reckitt Benckiser PLC	6.6%
Microsoft Corp.	5.0%
Accenture PLC	4.8%
Procter & Gamble Co.	4.7%
Time Warner, Inc.	4.7%
Diageo PLC	4.5%
Philip Morris International, Inc.	4.3%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Finding stocks that we believe have strong potential absolute returns in these markets is difficult. This time last year consumer staples looked good, especially after their de-rating in the second half of 2013. Tobacco in particular had endured its own private bear market. However, consumer staples have now re-rated and tobacco has so far emerged from the worries of e-cigarettes and plain packaging fairly intact. We believe in other higher-quality sectors such as health care, re-rating has largely played out.

This leaves us with the stocks we like often approaching fair value and facing headwinds, while the stocks we would like to buy have not yet been de-rated to a degree that gives us the margin of relative safety we seek. Small wonder it is currently difficult to find what we believe to be high-quality stocks with the attractive valuations that we generally prefer.

In such an environment, the biggest challenge is not to shoot the lights out but just to keep the lights burning. In our view, the best way of doing this is to stick to reasonably priced quality companies which we believe may have the potential to continue compounding their earnings over the long term.

*	Effective December 17, 2014, Peter J. Wright was removed as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

15

VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006

Class ADV	3.87%	11.96%	—	7.24%
Class S	4.25%	12.36%	9.34%	—
Class S2	4.12%	12.21%	9.18%	—
MSCI World IndexSM	4.94%	10.20%	6.03%	3.97%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Morgan Stanley Global Franchise Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

16

PORTFOLIO MANAGERS’ REPORT	VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

Sector Diversification as of December 31, 2014 (as a percentage of net assets)
Health Care	16.3%
Financials	15.2%
Industrials	11.5%
Energy	9.5%
Communications	9.4%
Information Technology	7.9%
Consumer Discretionary	7.6%
Consumer, Non-cyclical	4.4%
Utilities	3.4%
Consumer Staples	3.3%
Consumer, Cyclical	2.8%
Technology	0.8%
Materials	0.6%
Telecommunication Services	0.6%
Collateralized Mortgage Obligations	0.3%
Foreign Government Bonds	0.2%
Basic Materials	0.1%
Asset-Backed Securities	0.1%
Assets in Excess of Other Liabilities*	6.0%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® T. Rowe Price Capital Appreciation Portfolio (the “Portfolio”) seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk. The Portfolio is managed by David R. Giroux, CFA and Vice President of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 12.20%. By comparison, the S&P 500® Index, the Barclays U.S. Government/Credit Bond Index, and the composite index, which consists of 60% S&P 500® Index/40% Barclays U.S. Government/Credit Bond Index (“Composite Index”) returned 13.69%, 6.01% and 10.63% for the same period.

Portfolio Specifics: The Portfolio lagged the all-equity S&P 500® Index in 2014 due to the Portfolio’s allocation to bonds in a rising equity environment. While the Portfolio’s equity holdings outpaced the S&P 500® Index, its fixed income segment, while positive for the year, lagged its benchmark, the Barclays U.S. Government/Credit Bond Index. The Portfolio’s overweight to high yield bonds benefited in the first half of the year but detracted from returns more recently.

As the equity market continued its overall upward trajectory, we opportunistically trimmed holdings within the utilities and consumer staples sectors on strength, decreasing our overall equity exposure from the prior year. Overall, we continue to believe that the attractiveness of the U.S. equity market has diminished, given that equity valuations are relatively expensive compared to historical averages. However, we found select opportunities to continue building our overweight position in the health care sector. We continued to maintain significant exposure to covered calls, which give us the benefits of owning a stock while providing downside protection.

Since the end of 2013, our overall weight within fixed income marginally decreased, as it remained challenging to find reasonable risk/reward opportunities. We eliminated our holdings in 10-year U.S. Treasuries in the fourth quarter, as long-term interest rates continued to decline due to global economic weakness and geopolitical uncertainties. High yield bonds, which remain our largest fixed income sector, benefited in the first half of the year from the yield advantage relative to investment-grade bonds, low default rates, and the financial strength of most high yield issuers. More recently, however, credit spreads widened as falling oil prices weighed on energy sector bonds, the largest segment of the high yield market.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)
Danaher Corp.	4.6%
Marsh & McLennan Cos., Inc.	2.8%
Thermo Fisher Scientific, Inc.	2.8%
Autozone, Inc.	2.7%
Fiserv, Inc.	2.5%
State Street Corp.	2.0%
Pacific Gas & Electric Co.	1.9%
Eli Lilly & Co.	1.8%
Allergan, Inc.	1.8%
Pentair PLC	1.6%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

The health care sector helped absolute returns, particularly our positions in Allergan, Zoetis, and United Health Group. Consumer discretionary holdings also boosted results, led by AutoZone.

As of 12/31/2014, the Portfolio held currency forwards, equity options and index futures which generated a net derivative exposure equivalent to approximately 7% of net assets. These instruments were held at various points throughout the 12 month period. As of 12/31/2014, currency forwards decreased exposure to base currency and equity instruments decreased exposure to underlying securities overall. During the 12 month period ending 12/31/2014, the covered call strategy represented, on average, 9.44% of the overall Portfolio and generated a return of approximately 8.25%. The covered call strategy’s estimated contribution to the portfolio’s total return was 0.70%.

Current Strategy and Outlook: While the macroeconomic landscape improved considerably in the U.S., we believe industry fundamentals continued to worsen in general, and earnings expectations for many companies appear overly optimistic. Within the fixed income market, yield spreads are significantly compressed compared with historical levels, aside from the high yield space. With the extended market advance, the Portfolio remains more conservatively positioned and, we believe, exposed to less cyclicality, bearing in mind our commitment to capital preservation. As always, we remain focused on finding the best risk-adjusted opportunities across asset classes in an attempt to generate equity-like returns over the long term with less overall risk than the all-equity index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

17

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year

Class ADV	11.78%	12.60%	8.27%
Class I	12.46%	13.27%	8.93%
Class S	12.20%	12.99%	8.66%
Class S2	12.02%	12.82%	8.49%
S&P 500® Index	13.69%	15.45%	7.67%
Barclays U.S. Government/Credit Bond Index	6.01%	4.69%	4.70%
Composite Index	10.63%	11.30%	6.77%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Capital Appreciation Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

18

PORTFOLIO MANAGERS’ REPORT	VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO

Sector Diversification as of December 31, 2014 (as a percentage of net assets)
Financials	19.4%
Industrials	13.2%
Energy	12.3%
Consumer Discretionary	11.9%
Information Technology	10.4%
Health Care	6.6%
Utilities	6.5%
Materials	5.0%
Consumer Staples	4.2%
Telecommunication Services	3.6%
Assets in Excess of Other Liabilities*	6.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® T. Rowe Price Equity Income Portfolio (the “Portfolio”) seeks a high level of dividend income as well as long-term growth of capital primarily through investments in stocks.* The Portfolio is managed by Brian C. Rogers, CFA, Chairman, Chief Investment Officer, and Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.**

Performance: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 7.45% compared to the S&P 500® Index, which returned 13.69% for the same period.

Portfolio Specifics: Overall, stock selection and sector allocation detracted from relative results in roughly equal measure. Health care was the primary area of relative underperformance, due to stock choices and an unfavorable underweight. Detrimental holdings included GlaxoSmithKline. This U.K.-based pharmaceutical company experienced ongoing difficulty getting its respiratory treatments reimbursed by insurance plans, but the company expects the problem to be resolved going forward. Our primary exposure within the health care space is the pharmaceuticals industry, in which companies in our opinion, tend to have strong cash flows and attractive dividends.

In energy, our overweight allocation proved disadvantageous, as did stock positioning. Apache was among the detractors here. Despite continuing to sell off its weaker non-core assets, Apache declined sharply amid falling commodity prices. We maintained our position as we expect the company to improve performance by focusing on U.S. onshore oil and natural gas production. In this sector, we generally seek companies with access to reliable, high-quality energy sources and solid production growth that appear well positioned to find and develop capacity. We also believe that companies that are facing short-term down cycles or commodity pricing pressures can represent strong opportunities for long-term investors.

A boost to relative results came from utilities, where our overweight and stock selection both helped. Among the outperforming names were Entergy and Exelon. Entergy surged due to colder weather earlier in the year as well as stricter Environmental Protection Agency guidelines that reinforce the need for the company’s nuclear power plants. Similar dynamics aided Exelon, which additionally benefited from its recent acquisition of Pepco Holdings. Our holdings here are a mix of regulated and unregulated utilities with, in our opinion, quality assets that operate in attractive markets.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)
JPMorgan Chase & Co.	2.7%
General Electric Co.	2.7%
Wells Fargo & Co.	2.2%
Chevron Corp.	1.9%
US Bancorp.	1.8%
ExxonMobil Corp.	1.8%
Bank of America Corp.	1.8%
Johnson & Johnson	1.6%
Illinois Tool Works, Inc.	1.6%
PNC Financial Services Group, Inc.	1.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We remain cautiously optimistic after a strong year for U.S. equities. Equity returns have been driven by rising expectations more than earnings growth, creating an environment where positive sentiment is outpacing the improvement in fundamentals. Despite our cautious stance in the current environment, we remain constructive on the equity market over the long term.

Given current valuations, we are finding opportunities in specific companies rather than in larger themes, highlighting the importance of fundamental research and effective stock selection. In the current environment, we will trim our holdings to our best ideas and hold somewhat higher cash until we find companies with reasonable valuations. We remain disciplined in our valuation-based approach and stand ready to take advantage of opportunities should valuations become more attractive.

*	Effective July 14, 2014, the Portfolio revised its investment objective.

**	Effective November 1, 2015, Brian C. Rogers will be removed as a portfolio manager and John Linehan will be added as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

19

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year

Class ADV	7.13%	12.84%	6.31%
Class I	7.79%	13.51%	6.94%
Class S	7.45%	13.23%	6.68%
Class S2	7.31%	13.07%	6.52%
S&P 500® Index	13.69%	15.45%	7.67%
Russell 1000® Value Index	13.45%	15.42%	7.30%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Equity Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

20

PORTFOLIO MANAGERS’ REPORT	VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

Geographic Diversification as of December 31, 2014 (as a percentage of net assets)
Japan	13.1%
United Kingdom	12.7%
Switzerland	9.4%
France	6.7%
China	6.3%
United States	5.7%
India	5.0%
Netherlands	4.3%
Germany	4.2%
Hong Kong	4.1%
Countries between 0.0*%–3.7%ˆ	24.7%
Assets in Excess of Other Liabilities**	3.8%
Net Assets	100.0%

* Amount is less than 0.05%
** Includes short-term investments.
ˆ Includes 20 countries, which each represents 0.0*%–3.7% of net assets.
Portfolio holdings are subject to change daily.

VY® T. Rowe Price International Stock Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Robert W. Smith, Portfolio Manager of T. Rowe Price Associates, Inc.—the Sub-Adviser.*

Performance: For the year ended December 31, 2014, the Portfolio’s Class I shares provided a total return of -0.82% compared to the MSCI All Country World IndexSM (ex-U.S.) (“MSCI ACWI ex-U.S.”), which returned -3.87% for the same period.

Portfolio Specifics: The Portfolio lost a little ground for the year ended December 31, 2014, but held up better than the MSCI ACWI ex-U.S. The Portfolio’s performance relative to its benchmark benefited from stock selection, especially in the information technology and consumer discretionary sectors.

In the information technology sector, a non-benchmark position in NXP Semiconductors, a maker of mixed-signal and analog semiconductors, aided relative performance. The company’s share price rose in 2014 as cost cuts and cycle-driven operating leverage improved margins. The firm’s auto segment continued to beat estimates as more carmakers integrate keyless entry and entertainment packages into their models. Investors were also encouraged by management’s capital allocation comments, which focused on buying back shares rather than reducing debt.

Altice, a Dutch multinational cable and mobile holding company, was a top contributor for the portfolio in the consumer discretionary sector. Despite a second quarter retreat over profit concerns amidst French mobile consolidation, expectations for strong merger synergies and Altice’s commitment to lead further market consolidation bolstered the stock through the remainder of the year. Management has a strong track record of buying cable and telecommunication assets, improving operating efficiencies, and stripping out excess costs to generate cash flows. The firm has historically delivered on synergies ahead of expectations and has improved margins in acquired firms.

The portfolio’s consumer staples stocks lagged those in the benchmark for the 12-month period. Svenska Cellulosa was a significant detractor. The Swedish hygiene and forest products developer lost ground as concerns surrounding cost savings and market competition in hygiene products emerged. Investor sentiment took a downturn as Procter & Gamble (“P&G”) announced its reentrance into the incontinence market, a traditional stronghold of Svenska Cellulosa. We believe investors overreacted to the announcement, as P&G has a considerably lower share of the incontinence market. Additionally, Svenska Cellulosa stands to benefit from falling pulp prices, which should facilitate margin expansion and earnings growth.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)
Capita Group PLC	1.7%
WPP PLC	1.6%
AIA Group Ltd.	1.6%
Baidu.com ADR	1.5%
ARM Holdings PLC	1.5%
Priceline.com, Inc.	1.4%
Credit Suisse Group	1.3%
Altice SA	1.3%
ASML Holding NV	1.3%
Holcim Ltd.	1.3%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Industrials and business services was also a source of underperformance relative to the benchmark. A detractor was Rolls-Royce Holdings, a power systems supplier that serves the civil aerospace, military, marine, and energy industries. The firm’s share price declined after management reported flat 2014 profits and tempered expectations for 2015. Rolls-Royce Holdings has a 50% market share in the commercial wide-body civil aerospace segment, for which we expect to see significant volume growth, generating higher earnings and cash in the coming periods, in our opinion.

The Portfolio held currency forwards and equity rights at various points in the 12 month period. As of 12/31/2014, equity rights had minimal impact on net exposure. The currency forwards contributed to results while there was a negligible return impact from rights for the time period 12/31/2013 through 12/31/2014.

Current Strategy and Outlook: Although optimistic about the environment for international equities in the intermediate and longer term, our near-term outlook is more cautious. We believe dollar strength is likely to remain a key focus for eurozone investors, and Europe’s economic growth forecasts have been ratcheted lower. In our view, disappointing European earnings growth and the dispute between Western powers and Russia over Ukraine call into question the viability of near-term economic improvement. In Japan, we believe domestic consumption and wage inflation need to improve for a sustained recovery. Prime Minister Shinzo Abe has been pressing corporations to raise wages in support of the Japanese consumer, and indications of durable economic improvements, combined with corporate tax incentives, should help.

In developed markets, we favor durable businesses that can generate steady cash flow, such as consumer and industrial companies. Across emerging markets, increasing domestic consumption is a key driver of our strategy, although inflation and rising interest rates have curbed spending to some extent. As long-term investors, our focus is on owning what we believe to be high-quality companies with seasoned management teams that display strong underlying fundamentals and generate solid revenue, income, and cash flow growth.

*	Effective April 11, 2015, Robert W. Smith will be removed as a portfolio manager and Richard Clattenburg will be added as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

21

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Class ADV January 20, 2006	Since Inception of Class I April 29, 2005	Since Inception of Class S May 2, 2005

Class ADV	–1.43%	5.66%	3.03%	—	—
Class I	–0.82%	6.27%	—	6.19%	—
Class S	–1.11%	6.02%	—	—	5.93%
MSCI ACWI ex-U.S.	–3.87%	4.43%	3.56%	5.57%	5.57%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price International Stock Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

22

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in each class of a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2014*	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2014*
Voya Global Resources Portfolio
Class ADV	$1,000.00	$746.30	1.24%	$5.46	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	748.60	0.64	2.82	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	747.60	0.89	3.92	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	747.00	1.04	4.58	1,000.00	1,019.96	1.04	5.30
Voya Liquid Assets Portfolio
Class I	$1,000.00	$1,000.10	0.19%	$0.96	$1,000.00	$1,024.25	0.19%	$0.97
Class S	1,000.00	1,000.10	0.19	0.96	1,000.00	1,024.25	0.19	0.97
Class S2	1,000.00	1,000.10	0.19	0.96	1,000.00	1,024.25	0.19	0.97
VY® Clarion Global Real Estate Portfolio
Class ADV	$1,000.00	$1,017.20	1.49%	$7.58	$1,000.00	$1,017.69	1.49%	$7.58
Class I	1,000.00	1,020.50	0.89	4.53	1,000.00	1,020.72	0.89	4.53
Class S	1,000.00	1,019.80	1.14	5.80	1,000.00	1,019.46	1.14	5.80
Class S2	1,000.00	1,018.90	1.29	6.56	1,000.00	1,018.70	1.29	6.56

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

23

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2014*	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2014*
VY® FMR® Diversified Mid Cap Portfolio
Class ADV	$1,000.00	$1,008.10	1.24%	$6.28	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,010.90	0.64	3.24	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,009.60	0.89	4.51	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,008.60	1.04	5.27	1,000.00	1,019.96	1.04	5.30
VY® Invesco Growth and Income Portfolio
Class ADV	$1,000.00	$1,028.70	1.24%	$6.34	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,031.80	0.64	3.28	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,030.40	0.89	4.55	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,029.70	1.04	5.32	1,000.00	1,019.96	1.04	5.30
VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV	$1,000.00	$927.00	1.86%	$9.03	$1,000.00	$1,015.83	1.86%	$9.45
Class I	1,000.00	929.80	1.26	6.13	1,000.00	1,018.85	1.26	6.41
Class S	1,000.00	928.40	1.51	7.34	1,000.00	1,017.59	1.51	7.68
Class S2	1,000.00	928.30	1.66	8.07	1,000.00	1,016.84	1.66	8.44
VY® Morgan Stanley Global Franchise Portfolio
Class ADV	$1,000.00	$989.60	1.56%	$7.82	$1,000.00	$1,017.34	1.56%	$7.93
Class S	1,000.00	991.20	1.21	6.07	1,000.00	1,019.11	1.21	6.16
Class S2	1,000.00	990.70	1.36	6.82	1,000.00	1,018.35	1.36	6.92
VY® T. Rowe Price Capital Appreciation Portfolio
Class ADV	$1,000.00	$1,047.00	1.24%	$6.40	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,050.20	0.64	3.31	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,048.80	0.89	4.60	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,047.80	1.04	5.37	1,000.00	1,019.96	1.04	5.30
VY® T. Rowe Price Equity Income Portfolio
Class ADV	$1,000.00	$1,011.00	1.24%	$6.29	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,013.80	0.64	3.25	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,012.40	0.89	4.51	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,011.80	1.04	5.27	1,000.00	1,019.96	1.04	5.30
VY® T. Rowe Price International Stock Portfolio
Class ADV	$1,000.00	$935.70	1.37%	$6.68	$1,000.00	$1,018.30	1.37%	$6.97
Class I	1,000.00	938.10	0.77	3.76	1,000.00	1,021.32	0.77	3.92
Class S	1,000.00	937.20	1.02	4.98	1,000.00	1,020.06	1.02	5.19

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Voya Global Resources Portfolio, Voya Liquid Assets Portfolio, VY® Clarion Global Real Estate Portfolio, VY® FMR® Diversified Mid Cap Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio, and VY® T. Rowe Price International Stock Portfolio, each a series of Voya Investors Trust, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Investors Trust as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 23, 2015

25

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2014

	Voya Global Resources Portfolio	Voya Liquid Assets Portfolio	VY® Clarion Global Real Estate Portfolio	VY® FMR® Diversified Mid Cap Portfolio
ASSETS:
Investments in securities at fair value+*	$542,144,861	$—	$350,275,726	$1,107,520,973
Short-term investments at fair value**	24,941,679	—	8,681,581	2,655,718
Total investments at fair value	$567,086,540	$—	$358,957,307	$1,110,176,691
Short-term investments at amortized cost	—	991,492,024	—	—
Cash	893	89	—	—
Foreign currencies at value***	165,396	—	—	24,617
Receivables:
Investment securities sold	—	—	207,091	4,051,729
Fund shares sold	13,194,113	411,163	184,833	39,086
Dividends	775,651	446	1,586,432	635,501
Interest	—	708,055	—	—
Foreign tax reclaims	7,214	—	27,695	740
Prepaid expenses	—	—	2,471	—
Reimbursement due from manager (Note 6)	36,000	—	24,843	—
Other assets	17,671	34,576	7,548	24,320
Total assets	581,283,478	992,646,353	360,998,220	1,114,952,684

LIABILITIES:
Payable for investment securities purchased	—	—	336,287	3,162,746
Payable for fund shares redeemed	160,151	1,981,029	2,719,996	1,871,687
Payable upon receipt of securities loaned	12,380,679	—	6,882,185	2,655,718
Payable for unified fees	295,888	159,850	—	597,034
Payable for investment management fees	—	—	237,946	—
Payable for administrative fees	—	—	30,018	—
Payable for distribution and shareholder service fees	144,971	—	49,548	241,199
Payable to custodian due to bank overdraft	—	—	—	6,691
Payable to trustees under the deferred compensation plan (Note 6)	17,671	34,576	7,548	24,320
Payable for trustee fees	—	9,809	1,697	—
Payable for borrowings against line of credit	—	—	—	1,577,000
Payable for proxy and solicitation costs (Note 6)	81,389	—	—	—
Other accrued expenses and liabilities	—	—	129,458	—
Total liabilities	13,080,749	2,185,264	10,394,683	10,136,395
NET ASSETS	$568,202,729	$990,461,089	$350,603,537	$1,104,816,289

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$714,068,177	$990,396,373	$443,607,767	$799,151,571
Undistributed (distributions in excess of) net investment income/Accumulated net investment loss	6,362,268	(29,730)	10,525,335	(24,762)
Accumulated net realized gain (loss)	(116,595,993)	94,446	(214,916,748)	177,668,372
Net unrealized appreciation (depreciation)	(35,631,723)	—	111,387,183	128,021,108
NET ASSETS	$568,202,729	$990,461,089	$350,603,537	$1,104,816,289
____________________
+ Including securities loaned at value	$12,083,329	$—	$6,551,236	$2,569,305
* Cost of investments in securities	$577,774,133	$—	$238,882,364	$979,499,502
** Cost of short-term investments	$24,941,679	$—	$8,681,581	$2,655,718
*** Cost of foreign currencies	$167,038	$—	$—	$24,788

See Accompanying Notes to Financial Statements

26

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2014 (CONTINUED)

	Voya Global Resources Portfolio	Voya Liquid Assets Portfolio	VY® Clarion Global Real Estate Portfolio	VY® FMR® Diversified Mid Cap Portfolio

Class ADV
Net assets	$106,790,500	n/a	$27,576,866	$68,677,059
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	5,979,540	n/a	2,289,904	3,803,686
Net asset value and redemption price per share	$17.86	n/a	$12.04	$18.06

Class I
Net assets	$21,534,472	$78,772,615	$160,208,699	$109,304,275
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,161,506	78,759,302	12,983,566	5,872,768
Net asset value and redemption price per share	$18.54	$1.00	$12.34	$18.61

Class S
Net assets	$424,954,420	$619,776,141	$161,193,660	$854,339,605
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	23,080,819	619,606,698	13,130,951	46,286,629
Net asset value and redemption price per share	$18.41	$1.00	$12.28	$18.46

Class S2
Net assets	$14,923,337	$291,912,333	$1,624,312	$72,495,350
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	815,979	291,919,697	131,646	3,958,327
Net asset value and redemption price per share	$18.29	$1.00	$12.34	$18.31

See Accompanying Notes to Financial Statements

27

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2014

	VY® Invesco Growth and Income Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio	VY® Morgan Stanley Global Franchise Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio
ASSETS:
Investments in securities at fair value+*	$610,659,803	$628,372,525	$436,528,262	$5,378,228,008
Short-term investments at fair value**	20,994,508	20,813,656	—	477,624,830
Total investments at fair value	$631,654,311	$649,186,181	$436,528,262	$5,855,852,838
Cash	—	4,502,188	7,571,045	22,582,920
Cash collateral for futures	—	—	—	10,976,658
Foreign currencies at value***	309,658	294,021	128,481	10,871,824
Receivables:
Investment securities sold	2,169,617	58,360	—	24,272,291
Fund shares sold	4,505	3,711,105	1,157,145	635,016
Dividends	976,669	698,072	481,230	4,918,087
Interest	—	—	—	18,884,010
Foreign tax reclaims	90,045	—	1,088,795	326,301
Unrealized appreciation on unfunded corporate loans	—	—	—	399
Unrealized appreciation on forward foreign currency contracts	1,131,846	—	—	73,643
Other assets	14,718	18,158	8,010	78,760
Total assets	636,351,369	658,468,085	446,962,968	5,949,472,747

LIABILITIES:
Payable for investment securities purchased	2,355,755	566,104	—	37,828,964
Payable for fund shares redeemed	7,682,772	113,302	—	104,541,608
Payable upon receipt of securities loaned	178,332	20,813,656	—	31,421,793
Unrealized depreciation on unfunded corporate loans	—	—	—	83,142
Unrealized depreciation on forward foreign currency contracts	36,228	—	—	—
Payable for unified fees	342,162	686,035	366,984	3,135,070
Payable for distribution and shareholder service fees	138,238	137,623	119,734	1,140,807
Payable to trustees under the deferred compensation plan (Note 6)	14,718	18,158	8,010	78,760
Other accrued expenses and liabilities	—	437,465	—	—
Written options, at fair valueˆ	—	—	—	46,977,640
Total liabilities	10,748,205	22,772,343	494,728	225,207,784
NET ASSETS	$625,603,164	$635,695,742	$446,468,240	$5,724,264,963

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$363,076,917	$550,977,601	$305,601,270	$4,290,258,686
Undistributed net investment income	17,355,015	6,709,542	7,743,134	14,557,408
Accumulated net realized gain	77,707,993	35,921,508	47,904,857	736,598,738
Net unrealized appreciation	167,463,239	42,087,091	85,218,979	682,850,131
NET ASSETS	$625,603,164	$635,695,742	$446,468,240	$5,724,264,963
____________________
+ Including securities loaned at value	$168,482	$19,722,621	$—	$30,657,674
* Cost of investments in securities	$444,279,108	$586,225,740	$351,200,872	$4,676,679,725
** Cost of short-term investments	$20,994,508	$20,813,656	$—	$477,624,830
*** Cost of foreign currencies	$313,920	$346,693	$129,224	$10,919,649
ˆ Premiums received on written options	$—	$—	$—	$25,665,803

See Accompanying Notes to Financial Statements

28

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2014 (CONTINUED)

	VY® Invesco Growth and Income Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio	VY® Morgan Stanley Global Franchise Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio

Class ADV
Net assets	$16,407,323	$42,489,722	$55,949,087	$457,740,365
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	520,976	2,554,845	3,377,886	16,334,299
Net asset value and redemption price per share	$31.49	$16.63	$16.56	$28.02

Class I
Net assets	$28,263,998	$71,162,621	n/a	$1,049,730,211
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	891,324	4,098,887	n/a	36,445,112
Net asset value and redemption price per share	$31.71	$17.36	n/a	$28.80

Class S
Net assets	$535,053,936	$499,430,505	$336,350,452	$4,122,796,575
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	16,807,931	28,928,977	19,517,017	143,056,205
Net asset value and redemption price per share	$31.83	$17.26	$17.23	$28.82

Class S2
Net assets	$45,877,907	$22,612,894	$54,168,701	$93,997,812
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,450,340	1,324,295	3,163,947	3,278,296
Net asset value and redemption price per share	$31.63	$17.08	$17.12	$28.67

See Accompanying Notes to Financial Statements

29

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2014

	VY® T. Rowe Price Equity Income Portfolio	VY® T. Rowe Price International Stock Portfolio
ASSETS:
Investments in securities at fair value+*	$1,304,189,662	$236,762,397
Short-term investments at fair value**	101,611,022	6,501,290
Total investments at fair value	$1,405,800,684	$243,263,687
Cash	1,837,711	1,559,387
Foreign currencies at value***	—	332,950
Receivables:
Investment securities sold	879,569	634,068
Fund shares sold	6,343	2,074,477
Dividends	2,016,565	109,366
Foreign tax reclaims	—	286,187
Unrealized appreciation on forward foreign currency contracts	—	321
Prepaid expenses	—	1,943
Other assets	30,582	7,524
Total assets	1,410,571,454	248,269,910

LIABILITIES:
Payable for investment securities purchased	—	122,190
Payable for fund shares redeemed	1,124,663	53,499
Payable upon receipt of securities loaned	6,371,705	1,390,707
Unrealized depreciation on forward foreign currency contracts	—	406
Payable for unified fees	755,015	—
Payable for investment management fees	—	111,712
Payable for administrative fees	—	20,687
Payable for distribution and shareholder service fees	292,249	44,709
Payable to trustees under the deferred compensation plan (Note 6)	30,582	7,524
Payable for trustee fees	—	1,211
Other accrued expenses and liabilities	—	189,354
Total liabilities	8,574,214	1,941,999
NET ASSETS	$1,401,997,240	$246,327,911

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$872,439,977	$340,290,070
Undistributed net investment income	3,526,541	2,409,956
Accumulated net realized gain (loss)	132,414,639	(117,058,376)
Net unrealized appreciation	393,616,083	20,686,261

NET ASSETS	$1,401,997,240	$246,327,911
____________________
+ Including securities loaned at value	$6,176,910	$1,312,405
* Cost of investments in securities	$910,579,492	$216,047,690
** Cost of short-term investments	$101,611,022	$6,501,290
*** Cost of foreign currencies	$—	$333,335

See Accompanying Notes to Financial Statements

30

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2014 (CONTINUED)

	VY® T. Rowe Price Equity Income Portfolio	VY® T. Rowe Price International Stock Portfolio

Class ADV
Net assets	$62,848,404	$12,615,557
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	3,858,191	972,251
Net asset value and redemption price per share	$16.29	$12.98

Class I
Net assets	$194,077,565	$50,333,212
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	11,782,611	3,874,867
Net asset value and redemption price per share	$16.47	$12.99

Class S
Net assets	$1,013,551,937	$183,379,142
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	61,446,548	14,171,711
Net asset value and redemption price per share	$16.49	$12.94

Class S2
Net assets	$131,519,334	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	8,044,069	n/a
Net asset value and redemption price per share	$16.35	n/a

See Accompanying Notes to Financial Statements

31

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2014

	Voya Global Resources Portfolio	Voya Liquid Assets Portfolio	VY® Clarion Global Real Estate Portfolio	VY® FMR® Diversified Mid Cap Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$12,863,430	$6,419	$8,734,785	$11,179,791
Interest, net of foreign taxes withheld*	—	1,994,023	—	—
Securities lending income, net	147,805	—	73,098	92,872
Total investment income	13,011,235	2,000,442	8,807,883	11,272,663

EXPENSES:
Investment management fees	—	—	2,691,359	—
Unified fees	4,486,152	2,980,232	—	7,316,987
Distribution and shareholder service fees:
Class ADV	901,452	—	192,750	522,565
Class S	1,351,143	1,771,954	408,645	2,245,987
Class S2	97,089	1,467,352	9,046	371,211
Transfer agent fees	—	—	567	—
Administrative service fees	—	—	339,204	—
Shareholder reporting expense	—	—	85,335	—
Professional fees	—	—	58,375	—
Custody and accounting expense	—	—	143,021	—
Trustee fees and expenses	36,239	59,536	10,176	59,227
Proxy and solicitation costs (Note 6)	92,000	—	—	—
Miscellaneous expense	—	—	10,063	—
Interest expense	512	1,087	—	9,826
Total expenses	6,964,587	6,280,161	3,948,541	10,525,803
Net waived and reimbursed fees	(291,709)	(4,279,718)	(364,149)	(178,755)
Net expenses	6,672,878	2,000,443	3,584,392	10,347,048
Net investment income (loss)	6,338,357	(1)	5,223,491	925,615

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	39,162,080	94,446	23,432,495	181,032,107
Foreign currency related transactions	40,211	—	156,687	(6,489)
Net realized gain	39,202,291	94,446	23,589,182	181,025,618
Net change in unrealized appreciation (depreciation) on:
Investments	(121,157,324)	—	14,974,307	(116,321,967)
Foreign currency related transactions	(3,531)	—	(3,526)	(1,107)
Net change in unrealized appreciation (depreciation)	(121,160,855)	—	14,970,781	(116,323,074)
Net realized and unrealized gain (loss)	(81,958,564)	94,446	38,559,963	64,702,544
Increase (decrease) in net assets resulting from operations	$(75,620,207)	$94,445	$43,783,454	$65,628,159
____________________
* Foreign taxes withheld	$338,055	$745	$523,576	$80,994

See Accompanying Notes to Financial Statements

32

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2014

	VY® Invesco Growth and Income Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio	VY® Morgan Stanley Global Franchise Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$18,635,649	$17,551,077	$13,758,955	$59,507,278
Interest	—	—	—	64,233,749
Securities lending income, net	94,368	503,622	143,581	38,161
Total investment income	18,730,017	18,054,699	13,902,536	123,779,188

EXPENSES:
Unified fees	4,069,579	8,828,886	4,537,147	35,850,825
Distribution and shareholder service fees:
Class ADV	119,952	340,156	406,783	3,025,667
Class S	1,371,290	1,389,016	909,165	10,163,571
Class S2	241,153	126,025	292,246	470,093
Trustee fees and expenses	32,259	37,834	24,211	253,893
Interest expense	—	4,784	—	466
Total expenses	5,834,233	10,726,701	6,169,552	49,764,515
Net waived and reimbursed fees	(72,221)	(93,236)	(139,806)	(699,154)
Brokerage commission recapture	(24,386)	(5,202)	(362)	(33,511)
Net expenses	5,737,626	10,628,263	6,029,384	49,031,850
Net investment income	12,992,391	7,426,436	7,873,152	74,747,338

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Peruvian capital gains tax withheldˆ)	78,867,984	38,519,295	48,699,223	738,179,666
Foreign currency related transactions	3,933,940	(500,287)	(121,727)	340,468
Futures	—	—	—	(5,732,523)
Written options	—	—	—	4,886,285
Net realized gain	82,801,924	38,019,008	48,577,496	737,673,896
Net change in unrealized appreciation (depreciation) on:
Investments (net of Peruvian capital gains tax accrued#)	(36,105,634)	(44,265,244)	(36,618,944)	(151,635,547)
Foreign currency related transactions	1,523,228	(43,159)	(128,741)	(40,290)
Futures	—	—	—	2,727,784
Written options	—	—	—	(10,631,337)
Unfunded commitments	—	—	—	(154,282)
Net change in unrealized appreciation (depreciation)	(34,582,406)	(44,308,403)	(36,747,685)	(159,733,672)
Net realized and unrealized gain (loss)	48,219,518	(6,289,395)	11,829,811	577,940,224
Increase in net assets resulting from operations	$61,211,909	$1,137,041	$19,702,963	$652,687,562
____________________
* Foreign taxes withheld	$367,998	$1,778,477	$671,574	$323,406
ˆ Foreign taxes on sale of Peruvian investments	$—	$132,757	$—	$—
# Foreign taxes accrued on Peruvian investments	$—	$304,708	$—	$—

See Accompanying Notes to Financial Statements

33

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2014

	VY® T. Rowe Price Equity Income Portfolio	VY® T. Rowe Price International Stock Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$38,934,988	$4,709,510
Interest	408	127
Securities lending income, net	254,756	44,561
Total investment income	39,190,152	4,754,198

EXPENSES:
Investment management fees	—	1,307,575
Unified fees	9,325,855	—
Distribution and shareholder service fees:
Class ADV	485,447	95,648
Class S	2,648,763	442,924
Class S2	664,198	—
Transfer agent fees	—	566
Administrative service fees	—	242,142
Shareholder reporting expense	—	28,518
Professional fees	—	39,894
Custody and accounting expense	—	220,754
Trustee fees and expenses	76,898	7,264
Miscellaneous expense	—	8,936
Interest expense	—	23
Total expenses	13,201,161	2,394,244
Net waived and reimbursed fees	(264,048)	(19,130)
Brokerage commission recapture	(5,102)	—
Net expenses	12,932,011	2,375,114
Net investment income	26,258,141	2,379,084

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheldˆ)	154,723,130	8,622,940
Foreign currency related transactions	2,621	225,199
Net realized gain	154,725,751	8,848,139
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	(78,636,402)	(14,496,046)
Foreign currency related transactions	(7,579)	(193,477)
Net change in unrealized appreciation (depreciation)	(78,643,981)	(14,689,523)
Net realized and unrealized gain (loss)	76,081,770	(5,841,384)
Increase (decrease) in net assets resulting from operations	$102,339,911	$(3,462,300)
____________________
* Foreign taxes withheld	$292,823	$341,829
ˆ Foreign taxes on sale of Indian investments	$—	$19,654
# Foreign taxes accrued on Indian investments	$—	$39,769

See Accompanying Notes to Financial Statements

34

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Resources Portfolio		Voya Liquid Assets Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income (loss)	$6,338,357	$6,934,836	$(1)	$(10,728)
Net realized gain	39,202,291	23,070,189	94,446	145,347
Net change in unrealized appreciation (depreciation)	(121,160,855)	61,254,852	—	—
Increase (decrease) in net assets resulting from operations	(75,620,207)	91,259,877	94,445	134,619

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(968,832)	(636,747)	—	—
Class I	(354,187)	(320,617)	—	(2,118)
Class S	(5,421,022)	(5,401,635)	—	—
Class S2	(158,665)	(166,392)	—	—
Net realized gains:
Class I	—	—	(9,687)	(14,437)
Class S	—	—	(89,733)	(134,427)
Class S2	—	—	(37,673)	(43,943)
Total distributions	(6,902,706)	(6,525,391)	(137,093)	(194,925)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	76,195,215	33,750,172	313,291,955	468,787,295
Reinvestment of distributions	6,902,706	6,525,391	137,093	194,925
	83,097,921	40,275,563	313,429,048	468,982,220
Cost of shares redeemed	(145,289,639)	(166,932,804)	(454,010,770)	(604,657,557)
Net decrease in net assets resulting from capital share transactions	(62,191,718)	(126,657,241)	(140,581,722)	(135,675,337)
Net decrease in net assets	(144,714,631)	(41,922,755)	(140,624,370)	(135,735,643)

NET ASSETS:
Beginning of year or period	712,917,360	754,840,115	1,131,085,459	1,266,821,102
End of year or period	$568,202,729	$712,917,360	$990,461,089	$1,131,085,459
Undistributed net investment income (Accumulated net investment loss) at end of year or period	$6,362,268	$6,886,406	$(29,730)	$(29,729)

See Accompanying Notes to Financial Statements

35

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Clarion Global Real Estate Portfolio		VY® FMR® Diversified Mid Cap Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$5,223,491	$4,667,428	$925,615	$3,678,231
Net realized gain	23,589,182	19,455,442	181,025,618	192,829,542
Net change in unrealized appreciation (depreciation)	14,970,781	(13,032,492)	(116,323,074)	157,401,115
Increase in net assets resulting from operations	43,783,454	11,090,378	65,628,159	353,908,888

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(229,795)	(1,186,118)	(86,300)	(115,500)
Class I	(2,038,749)	(6,848,698)	(413,010)	(724,336)
Class S	(1,788,837)	(9,207,672)	(1,574,904)	(4,148,499)
Class S2	(16,861)	(101,187)	(91,275)	(228,779)
Net realized gains:
Class ADV	—	—	(11,563,114)	(241,273)
Class I	—	—	(18,029,752)	(390,113)
Class S	—	—	(145,727,142)	(3,433,677)
Class S2	—	—	(12,229,667)	(271,578)
Total distributions	(4,074,242)	(17,343,675)	(189,715,164)	(9,553,755)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	51,503,033	51,277,663	41,707,990	42,508,375
Reinvestment of distributions	4,074,242	17,343,675	189,715,164	9,553,755
	55,577,275	68,621,338	231,423,154	52,062,130
Cost of shares redeemed	(53,180,471)	(50,764,512)	(224,471,253)	(236,756,252)
Net increase (decrease) in net assets resulting from capital share transactions	2,396,804	17,856,826	6,951,901	(184,694,122)
Net increase (decrease) in net assets	42,106,016	11,603,529	(117,135,104)	159,661,011

NET ASSETS:
Beginning of year or period	308,497,521	296,893,992	1,221,951,393	1,062,290,382
End of year or period	$350,603,537	$308,497,521	$1,104,816,289	$1,221,951,393
Undistributed (distributions in excess of) net investment income at end of year or period	$10,525,335	$4,210,538	$(24,762)	$1,996,685

See Accompanying Notes to Financial Statements

36

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Invesco Growth and Income Portfolio		VY® JPMorgan Emerging Markets Equity Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$12,992,391	$7,734,659	$7,426,436	$6,199,755
Net realized gain	82,801,924	57,411,784	38,019,008	74,735,224
Net change in unrealized appreciation (depreciation)	(34,582,406)	109,683,694	(44,308,403)	(130,581,863)
Increase (decrease) in net assets resulting from operations	61,211,909	174,830,137	1,137,041	(49,646,884)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(152,089)	(127,211)	(307,892)	(254,558)
Class I	(374,718)	(317,369)	(890,312)	(1,613,240)
Class S	(6,336,522)	(6,833,120)	(5,089,419)	(5,070,443)
Class S2	(476,808)	(583,918)	(192,776)	(183,466)
Net realized gains:
Class ADV	(1,025,623)	—	(4,437,912)	(896,370)
Class I	(1,687,740)	—	(7,247,818)	(3,119,738)
Class S	(34,501,619)	—	(53,529,485)	(12,849,030)
Class S2	(3,053,225)	—	(2,403,154)	(560,889)
Total distributions	(47,608,344)	(7,861,618)	(74,098,768)	(24,547,734)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	39,913,374	55,191,686	68,853,544	164,148,777
Reinvestment of distributions	47,608,344	7,861,618	74,098,768	24,547,734
	87,521,718	63,053,304	142,952,312	188,696,511
Cost of shares redeemed	(133,037,931)	(105,456,319)	(214,490,179)	(227,551,033)
Net decrease in net assets resulting from capital share transactions	(45,516,213)	(42,403,015)	(71,537,867)	(38,854,522)
Net increase (decrease) in net assets	(31,912,648)	124,565,504	(144,499,594)	(113,049,140)

NET ASSETS:
Beginning of year or period	657,515,812	532,950,308	780,195,336	893,244,476
End of year or period	$625,603,164	$657,515,812	$635,695,742	$780,195,336
Undistributed net investment income at end of year or period	$17,355,015	$7,768,821	$6,709,542	$6,460,909

See Accompanying Notes to Financial Statements

37

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Morgan Stanley Global Franchise Portfolio		VY® T. Rowe Price Capital Appreciation Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$7,873,152	$7,811,248	$74,747,338	$52,413,836
Net realized gain	48,577,496	38,890,241	737,673,896	482,952,656
Net change in unrealized appreciation (depreciation)	(36,747,685)	38,258,366	(159,733,672)	435,860,936
Increase in net assets resulting from operations	19,702,963	84,959,855	652,687,562	971,227,428

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(859,947)	(880,438)	(4,660,761)	(2,772,502)
Class I	—	—	(17,223,552)	(12,017,788)
Class S	(6,118,075)	(7,882,847)	(52,605,407)	(41,554,679)
Class S2	(902,653)	(1,160,449)	(1,068,339)	(837,770)
Net realized gains:
Class ADV	(4,303,987)	(2,378,370)	(34,975,542)	(18,269,120)
Class I	—	—	(91,934,253)	(49,251,492)
Class S	(27,624,923)	(21,202,870)	(341,885,903)	(240,105,932)
Class S2	(4,481,323)	(3,384,754)	(7,916,456)	(5,892,333)
Total distributions	(44,290,908)	(36,889,728)	(552,270,213)	(370,701,616)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	22,075,983	34,691,142	371,267,812	534,737,596
Proceeds from shares issued in merger (Note 13)	—	—	—	51,088,126
Reinvestment of distributions	44,290,908	36,889,728	552,270,213	370,701,616
	66,366,891	71,580,870	923,538,025	956,527,338
Cost of shares redeemed	(94,785,839)	(70,167,085)	(735,709,676)	(438,105,750)
Net increase (decrease) in net assets resulting from capital share transactions	(28,418,948)	1,413,785	187,828,349	518,421,588
Net increase (decrease) in net assets	(53,006,893)	49,483,912	288,245,698	1,118,947,400

NET ASSETS:
Beginning of year or period	499,475,133	449,991,221	5,436,019,265	4,317,071,865
End of year or period	$446,468,240	$499,475,133	$5,724,264,963	$5,436,019,265
Undistributed net investment income at end of year or period	$7,743,134	$7,872,384	$14,557,408	$14,755,677

See Accompanying Notes to Financial Statements

38

STATEMENTS OF CHANGES IN NET ASSETS

	VY® T. Rowe Price Equity Income Portfolio		VY® T. Rowe Price International Stock Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$26,258,141	$25,402,981	$2,379,084	$2,665,712
Net realized gain	154,725,751	103,425,191	8,848,139	7,835,030
Net change in unrealized appreciation (depreciation)	(78,643,981)	279,748,142	(14,689,523)	20,659,537
Increase (decrease) in net assets resulting from operations	102,339,911	408,576,314	(3,462,300)	31,160,279

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(986,801)	(832,941)	(110,844)	(107,937)
Class I	(4,137,978)	(6,180,334)	(704,709)	(664,541)
Class S	(19,159,310)	(16,869,159)	(2,117,375)	(1,813,445)
Class S2	(2,317,585)	(1,881,134)	—	—
Net realized gains:
Class ADV	(4,668,632)	(45,200)	—	—
Class I	(13,674,816)	(243,456)	—	—
Class S	(74,894,530)	(794,361)	—	—
Class S2	(9,442,889)	(88,833)	—	—
Total distributions	(129,282,541)	(26,935,418)	(2,932,928)	(2,585,923)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	49,474,242	163,985,140	44,746,692	16,019,933
Reinvestment of distributions	129,282,541	26,935,418	2,932,928	2,585,923
	178,756,783	190,920,558	47,679,620	18,605,856
Cost of shares redeemed	(419,344,627)	(364,074,469)	(32,162,390)	(38,050,825)
Net increase (decrease) in net assets resulting from capital share transactions	(240,587,844)	(173,153,911)	15,517,230	(19,444,969)
Net increase (decrease) in net assets	(267,530,474)	208,486,985	9,122,002	9,129,387

NET ASSETS:
Beginning of year or period	1,669,527,714	1,461,040,729	237,205,909	228,076,522
End of year or period	$1,401,997,240	$1,669,527,714	$246,327,911	$237,205,909
Undistributed net investment income at end of year or period	$3,526,541	$4,090,438	$2,409,956	$2,758,255

See Accompanying Notes to Financial Statements

39

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations						Less distributions										Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)		($)		($)		($)		($)	($)		($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Global Resources Portfolio
Class ADV
12-31-14	20.46	0.11		(2.54)		(2.43)		0.17		—		—	0.17		—	17.86	(12.09)	1.40	1.24		1.24		0.61		106,791	55
12-31-13	18.19	0.12	•	2.27		2.39		0.12		—		—	0.12		—	20.46	13.18	1.39	1.24		1.24		0.65		109,942	45
12-31-12	18.91	0.10		(0.71)		(0.61)		0.11		—		—	0.11		—	18.19	(3.16)	1.40	1.25		1.25		0.47		105,126	50
12-31-11	21.04	0.07	•	(2.04)		(1.97)		0.16		—		—	0.16		—	18.91	(9.47)	1.40	1.25		1.25		0.37		121,833	73
12-31-10	17.55	0.06	•	3.61		3.67		0.18		—		—	0.18		—	21.04	21.26	1.40	1.25	†	1.25	†	0.33	†	20,655	45
Class I
12-31-14	21.20	0.27	•	(2.65)		(2.38)		0.28		—		—	0.28		—	18.54	(11.55)	0.65	0.64		0.64		1.20		21,534	55
12-31-13	18.86	0.25	•	2.34		2.59		0.25		—		—	0.25		—	21.20	13.84	0.64	0.64		0.64		1.25		27,021	45
12-31-12	19.59	0.20	•	(0.72)		(0.52)		0.21		—		—	0.21		—	18.86	(2.58)	0.65	0.65		0.65		1.07		31,148	50
12-31-11	21.67	0.19	•	(2.10)		(1.91)		0.17		—		—	0.17		—	19.59	(8.92)	0.65	0.65		0.65		0.88		37,839	73
12-31-10	18.00	0.16	•	3.73		3.89		0.22		—		—	0.22		—	21.67	21.96	0.65	0.65	†	0.65	†	0.90	†	46,813	45
Class S
12-31-14	21.06	0.21	•	(2.64)		(2.43)		0.22		—		—	0.22		—	18.41	(11.79)	0.90	0.89		0.89		0.95		424,954	55
12-31-13	18.72	0.20	•	2.33		2.53		0.19		—		—	0.19		—	21.06	13.60	0.89	0.89		0.89		1.00		555,490	45
12-31-12	19.43	0.16	•	(0.72)		(0.56)		0.15		—		—	0.15		—	18.72	(2.85)	0.90	0.90		0.90		0.83		596,715	50
12-31-11	21.50	0.13	•	(2.08)		(1.95)		0.12		—		—	0.12		—	19.43	(9.15)	0.90	0.90		0.90		0.63		719,213	73
12-31-10	17.86	0.12	•	3.69		3.81		0.17		—		—	0.17		—	21.50	21.64	0.90	0.90	†	0.90	†	0.65	†	907,755	45
Class S2
12-31-14	20.92	0.17	•	(2.62)		(2.45)		0.18		—		—	0.18		—	18.29	(11.91)	1.15	1.04		1.04		0.80		14,923	55
12-31-13	18.60	0.17	•	2.31		2.48		0.16		—		—	0.16		—	20.92	13.40	1.14	1.04		1.04		0.86		20,464	45
12-31-12	19.30	0.14		(0.73)		(0.59)		0.11		—		—	0.11		—	18.60	(2.99)	1.15	1.05		1.05		0.68		21,852	50
12-31-11	21.35	0.12		(2.08)		(1.96)		0.09		—		—	0.09		—	19.30	(9.24)	1.15	1.05		1.05		0.48		24,930	73
12-31-10	17.74	0.09	•	3.67		3.76		0.15		—		—	0.15		—	21.35	21.46	1.15	1.05	†	1.05	†	0.51	†	30,537	45
Voya Liquid Assets Portfolio
Class I
12-31-14	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.01	0.28	0.19		0.19		(0.00	)*	78,773	—
12-31-13	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	—	1.00	0.02	0.28	0.22		0.22		0.00	*	81,029	—
12-31-12	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	—	1.00	0.11	0.28	0.28		0.28		0.10		98,940	—
12-31-11	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	—	1.00	0.04	0.27	0.25		0.25		0.01		111,088	—
12-31-10	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	—	1.00	0.06	0.27	0.27		0.27		0.06		129,360	—
Class S
12-31-14	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.01	0.53	0.19		0.19		(0.00	)*	619,776	—
12-31-13	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02	0.53	0.23		0.23		(0.00	)*	753,517	—
12-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.01	0.53	0.38		0.38		0.00	*	897,738	—
12-31-11	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	—	1.00	0.03	0.52	0.26		0.26		0.00	*	1,072,086	—
12-31-10	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.00	0.52	0.33		0.33		0.00	*	1,157,898	—
Class S2
12-31-14	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.01	0.78	0.19		0.19		(0.00	)*	291,912	—
12-31-13	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02	0.78	0.23		0.23		(0.00	)*	296,540	—
12-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.01	0.78	0.38		0.38		0.00	*	270,143	—
12-31-11	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	—	1.00	0.03	0.77	0.26		0.26		0.00	*	229,337	—
12-31-10	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.00	0.77	0.34		0.34		0.00	*	185,550	—
VY® Clarion Global Real Estate Portfolio
Class ADV
12-31-14	10.71	0.13		1.30		1.43		0.10		—		—	0.10		—	12.04	13.40	1.73	1.49		1.49		1.12		27,577	40
12-31-13	10.96	0.12	•	0.25		0.37		0.62		—		—	0.62		—	10.71	3.29	1.73	1.49		1.49		1.13		23,863	35
12-31-12	8.79	0.14		2.07		2.21		0.04		—		—	0.04		—	10.96	25.17	1.75	1.49		1.49		1.52		15,270	43
12-31-11	9.64	0.14	•	(0.64)		(0.50)		0.35		—		—	0.35		—	8.79	(5.62)	1.72	1.49		1.49		1.46		10,225	34
12-31-10	9.22	0.13	•	1.15		1.28		0.86		—		—	0.86		—	9.64	15.61	1.73	1.49	†	1.49	†	1.39	†	5,304	56

See Accompanying Notes to Financial Statements

40

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
VY® Clarion Global Real Estate Portfolio (continued)
Class I
12-31-14	10.96	0.21	•	1.33	1.54	0.16	—	—	0.16	—	12.34	14.07	0.98	0.89		0.89		1.75		160,209	40
12-31-13	11.17	0.19	•	0.26	0.45	0.66	—	—	0.66	—	10.96	3.95	0.98	0.89		0.89		1.70		121,414	35
12-31-12	8.93	0.20	•	2.12	2.32	0.08	—	—	0.08	—	11.17	26.08	1.00	0.89		0.89		1.97		106,134	43
12-31-11	9.75	0.19		(0.65)	(0.46)	0.36	—	—	0.36	—	8.93	(5.15)	0.97	0.89		0.89		1.97		210,292	34
12-31-10	9.26	0.17	•	1.18	1.35	0.86	—	—	0.86	—	9.75	16.33	0.98	0.89	†	0.89	†	1.92	†	222,983	56
Class S
12-31-14	10.90	0.17	•	1.34	1.51	0.13	—	—	0.13	—	12.28	13.86	1.23	1.14		1.14		1.42		161,194	40
12-31-13	11.11	0.16	•	0.26	0.42	0.63	—	—	0.63	—	10.90	3.71	1.23	1.14		1.14		1.42		161,379	35
12-31-12	8.89	0.19	•	2.08	2.27	0.05	—	—	0.05	—	11.11	25.65	1.25	1.14		1.14		1.86		173,554	43
12-31-11	9.70	0.16	•	(0.64)	(0.48)	0.33	—	—	0.33	—	8.89	(5.30)	1.22	1.14		1.14		1.70		154,055	34
12-31-10	9.22	0.15	•	1.17	1.32	0.84	—	—	0.84	—	9.70	16.00	1.23	1.14	†	1.14	†	1.66	†	187,177	56
Class S2
12-31-14	10.96	0.14	•	1.35	1.49	0.11	—	—	0.11	—	12.34	13.60	1.48	1.29		1.29		1.22		1,624	40
12-31-13	11.17	0.14	•	0.26	0.40	0.61	—	—	0.61	—	10.96	3.54	1.48	1.29		1.29		1.27		1,842	35
12-31-12	8.93	0.17	•	2.11	2.28	0.04	—	—	0.04	—	11.17	25.52	1.50	1.29		1.29		1.71		1,935	43
12-31-11	9.74	0.15	•	(0.64)	(0.49)	0.32	—	—	0.32	—	8.93	(5.43)	1.47	1.29		1.29		1.55		1,815	34
12-31-10	9.26	0.14	•	1.17	1.31	0.83	—	—	0.83	—	9.74	15.77	1.48	1.29	†	1.29	†	1.51	†	2,265	56
VY® FMR® Diversified Mid Cap Portfolio
Class ADV
12-31-14	20.43	(0.05)		1.17	1.12	0.03	3.46	—	3.49	—	18.06	5.65	1.39	1.24		1.24		(0.26)		68,677	143
12-31-13	15.15	(0.00	)*	5.38	5.38	0.03	0.07	—	0.10	—	20.43	35.62	1.39	1.24		1.24		(0.03)		70,648	132
12-31-12	13.30	0.05		1.84	1.89	0.04	—	—	0.04	—	15.15	14.24	1.39	1.24		1.24		0.36		56,105	186
12-31-11	15.02	(0.04)		(1.65)	(1.69)	0.03	—	—	0.03	—	13.30	(11.28)	1.39	1.24		1.24		(0.30)		53,845	88
12-31-10	11.75	(0.01)		3.29	3.28	0.01	—	—	0.01	—	15.02	27.89	1.39	1.24	†	1.24	†	(0.11	)†	38,961	34
Class I
12-31-14	20.88	0.06		1.20	1.26	0.07	3.46	—	3.53	—	18.61	6.27	0.64	0.64		0.64		0.34		109,304	143
12-31-13	15.47	0.10	•	5.51	5.61	0.13	0.07	—	0.20	—	20.88	36.39	0.64	0.64		0.64		0.58		110,005	132
12-31-12	13.58	0.15	•	1.88	2.03	0.14	—	—	0.14	—	15.47	14.93	0.64	0.64		0.64		1.03		92,185	186
12-31-11	15.24	0.05		(1.68)	(1.63)	0.03	—	—	0.03	—	13.58	(10.72)	0.64	0.64		0.64		0.28		75,502	88
12-31-10	11.89	0.06		3.34	3.40	0.05	—	—	0.05	—	15.24	28.62	0.64	0.64	†	0.64	†	0.48	†	93,325	34
Class S
12-31-14	20.75	0.02		1.19	1.21	0.04	3.46	—	3.50	—	18.46	6.02	0.89	0.89		0.89		0.09		854,340	143
12-31-13	15.38	0.06	•	5.47	5.53	0.09	0.07	—	0.16	—	20.75	36.02	0.89	0.89		0.89		0.33		964,463	132
12-31-12	13.50	0.10	•	1.87	1.97	0.09	—	—	0.09	—	15.38	14.63	0.89	0.89		0.89		0.69		848,802	186
12-31-11	15.19	0.01		(1.67)	(1.66)	0.03	—	—	0.03	—	13.50	(10.95)	0.89	0.89		0.89		0.03		901,291	88
12-31-10	11.85	0.03		3.33	3.36	0.02	—	—	0.02	—	15.19	28.36	0.89	0.89	†	0.89	†	0.23	†	1,196,633	34
Class S2
12-31-14	20.63	(0.01)		1.18	1.17	0.03	3.46	—	3.49	—	18.31	5.84	1.14	1.04		1.04		(0.06)		72,495	143
12-31-13	15.29	0.04		5.43	5.47	0.06	0.07	—	0.13	—	20.63	35.86	1.14	1.04		1.04		0.17		76,836	132
12-31-12	13.43	0.09		1.84	1.93	0.07	—	—	0.07	—	15.29	14.41	1.14	1.04		1.04		0.56		65,198	186
12-31-11	15.13	(0.02)		(1.65)	(1.67)	0.03	—	—	0.03	—	13.43	(11.06)	1.14	1.04		1.04		(0.12)		62,480	88
12-31-10	11.81	0.01		3.32	3.33	0.01	—	—	0.01	—	15.13	28.17	1.14	1.04	†	1.04	†	0.08	†	71,542	34
VY® Invesco Growth and Income Portfolio
Class ADV
12-31-14	30.92	0.52	•	2.43	2.95	0.31	2.07	—	2.38	—	31.49	9.72	1.39	1.24		1.24		1.66		16,407	28
12-31-13	23.41	0.25	•	7.55	7.80	0.29	—	—	0.29	—	30.92	33.45	1.39	1.24		1.23		0.92		15,200	28
12-31-12	20.82	0.27	•	2.66	2.93	0.34	—	—	0.34	—	23.41	14.17	1.40	1.25		1.24		1.19		9,405	25
12-31-11	21.62	0.24	•	(0.78)	(0.54)	0.26	—	—	0.26	—	20.82	(2.55)	1.40	1.25		1.24		1.12		9,099	19
12-31-10	19.33	0.16	•	2.18	2.34	0.05	—	—	0.05	—	21.62	12.14	1.40	1.25	†	1.24	†	0.80	†	7,565	27

See Accompanying Notes to Financial Statements

41

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
VY® Invesco Growth and Income Portfolio (continued)
Class I
12-31-14	31.08	0.68	•	2.48	3.16	0.46	2.07	—	2.53	—	31.71	10.39	0.64	0.64		0.64		2.16		28,264	28
12-31-13	23.50	0.43	•	7.58	8.01	0.43	—	—	0.43	—	31.08	34.23	0.64	0.64		0.63		1.53		24,742	28
12-31-12	20.90	0.41	•	2.66	3.07	0.47	—	—	0.47	—	23.50	14.89	0.65	0.65		0.64		1.80		16,952	25
12-31-11	21.63	0.36	•	(0.77)	(0.41)	0.32	—	—	0.32	—	20.90	(1.96)	0.65	0.65		0.64		1.66		8,679	19
12-31-10	19.23	0.28	•	2.17	2.45	0.05	—	—	0.05	—	21.63	12.78	0.65	0.65	†	0.64	†	1.40	†	20,244	27
Class S
12-31-14	31.19	0.64	•	2.45	3.09	0.38	2.07	—	2.45	—	31.83	10.11	0.89	0.89		0.89		2.04		535,054	28
12-31-13	23.59	0.35	•	7.61	7.96	0.36	—	—	0.36	—	31.19	33.88	0.89	0.89		0.88		1.27		566,801	28
12-31-12	20.98	0.35	•	2.67	3.02	0.41	—	—	0.41	—	23.59	14.56	0.90	0.90		0.89		1.55		460,995	25
12-31-11	21.70	0.31	•	(0.77)	(0.46)	0.26	—	—	0.26	—	20.98	(2.16)	0.90	0.90		0.89		1.43		474,352	19
12-31-10	19.34	0.23	•	2.18	2.41	0.05	—	—	0.05	—	21.70	12.50	0.90	0.90	†	0.89	†	1.16	†	559,031	27
Class S2
12-31-14	31.00	0.59	•	2.43	3.02	0.32	2.07	—	2.39	—	31.63	9.95	1.14	1.04		1.04		1.89		45,878	28
12-31-13	23.45	0.31	•	7.56	7.87	0.32	—	—	0.32	—	31.00	33.70	1.14	1.04		1.03		1.12		50,774	28
12-31-12	20.85	0.32	•	2.66	2.98	0.38	—	—	0.38	—	23.45	14.41	1.15	1.05		1.04		1.40		45,598	25
12-31-11	21.58	0.28	•	(0.78)	(0.50)	0.23	—	—	0.23	—	20.85	(2.36)	1.15	1.05		1.04		1.28		45,015	19
12-31-10	19.26	0.20	•	2.17	2.37	0.05	—	—	0.05	—	21.58	12.34	1.15	1.05	†	1.04	†	1.01	†	52,679	27
VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV
12-31-14	18.39	0.13		0.13	0.26	0.13	1.89	—	2.02	—	16.63	0.47	2.01	1.86		1.86		0.72		42,490	23
12-31-13	20.19	0.07	•	(1.31)	(1.24)	0.12	0.44	—	0.56	—	18.39	(6.07)	2.01	1.86		1.86		0.36		43,996	45
12-31-12	17.48	0.06		3.14	3.20	—	0.49	—	0.49	—	20.19	18.71	2.01	1.86		1.86		0.32		37,375	15
12-31-11	22.36	0.06	•	(4.06)	(4.00)	0.19	0.69	—	0.88	—	17.48	(18.53)	2.01	1.86		1.86		0.30		29,692	19
12-31-10	20.00	(0.05)		3.75	3.70	0.12	1.22	—	1.34	—	22.36	19.87	2.01	1.86		1.86		(0.29)		26,579	13
Class I
12-31-14	19.10	0.23	•	0.15	0.38	0.23	1.89	—	2.12	—	17.36	1.06	1.26	1.26		1.26		1.22		71,163	23
12-31-13	20.93	0.19	•	(1.35)	(1.16)	0.23	0.44	—	0.67	—	19.10	(5.49)	1.26	1.26		1.26		0.97		136,636	45
12-31-12	18.01	0.17	•	3.24	3.41	—	0.49	—	0.49	—	20.93	19.33	1.26	1.26		1.26		0.84		177,486	15
12-31-11	22.92	0.20	•	(4.19)	(3.99)	0.23	0.69	—	0.92	—	18.01	(18.05)	1.26	1.26		1.26		0.95		227,942	19
12-31-10	20.38	0.09		3.83	3.92	0.16	1.22	—	1.38	—	22.92	20.63	1.26	1.26		1.26		0.46		261,290	13
Class S
12-31-14	19.00	0.20	•	0.13	0.33	0.18	1.89	—	2.07	—	17.26	0.80	1.51	1.51		1.51		1.06		499,431	23
12-31-13	20.82	0.16		(1.37)	(1.21)	0.17	0.44	—	0.61	—	19.00	(5.74)	1.51	1.51		1.51		0.73		573,548	45
12-31-12	17.95	0.13		3.23	3.36	—	0.49	—	0.49	—	20.82	19.11	1.51	1.51		1.51		0.67		650,690	15
12-31-11	22.85	0.14		(4.17)	(4.03)	0.18	0.69	—	0.87	—	17.95	(18.27)	1.51	1.51		1.51		0.63		570,995	19
12-31-10	20.33	0.06		3.79	3.85	0.11	1.22	—	1.33	—	22.85	20.29	1.51	1.51		1.51		0.22		764,106	13
Class S2
12-31-14	18.81	0.17	•	0.14	0.31	0.15	1.89	—	2.04	—	17.08	0.73	1.76	1.66		1.66		0.92		22,613	23
12-31-13	20.62	0.11		(1.34)	(1.23)	0.14	0.44	—	0.58	—	18.81	(5.89)	1.76	1.66		1.66		0.58		26,016	45
12-31-12	17.81	0.10		3.20	3.30	—	0.49	—	0.49	—	20.62	18.92	1.76	1.66		1.66		0.51		27,693	15
12-31-11	22.68	0.12		(4.15)	(4.03)	0.15	0.69	—	0.84	—	17.81	(18.40)	1.76	1.66		1.66		0.48		25,577	19
12-31-10	20.19	0.02		3.78	3.80	0.09	1.22	—	1.31	—	22.68	20.15	1.76	1.66		1.66		0.06		35,523	13
VY® Morgan Stanley Global Franchise Portfolio
Class ADV
12-31-14	17.55	0.23	•	0.48	0.71	0.28	1.42	—	1.70	—	16.56	3.87	1.71	1.56		1.56		1.35		55,949	21
12-31-13	15.98	0.20	•	2.74	2.94	0.37	1.00	—	1.37	—	17.55	19.02	1.71	1.56		1.56		1.17		52,318	21
12-31-12	14.84	0.27	•	1.94	2.21	0.28	0.79	—	1.07	—	15.98	15.38	1.71	1.56		1.56		1.69		26,169	28
12-31-11	13.99	0.17	•	1.07	1.24	0.39	—	—	0.39	—	14.84	8.75	1.72	1.57		1.57		1.17		9,740	35
12-31-10	12.42	0.03	•	1.63	1.66	0.09	—	—	0.09	—	13.99	13.40	1.73	1.58		1.58		0.22		2,567	47

See Accompanying Notes to Financial Statements

42

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® Morgan Stanley Global Franchise Portfolio (continued)
Class S
12-31-14	18.16	0.30	•	0.50	0.80	0.31	1.42	—	1.73	—	17.23	4.25	1.21	1.21	1.21	1.71	336,350	21
12-31-13	16.44	0.29	•	2.80	3.09	0.37	1.00	—	1.37	—	18.16	19.42	1.21	1.21	1.21	1.67	385,597	21
12-31-12	15.18	0.36	•	1.97	2.33	0.28	0.79	—	1.07	—	16.44	15.79	1.21	1.21	1.21	2.24	364,277	28
12-31-11	14.24	0.28	•	1.02	1.30	0.36	—	—	0.36	—	15.18	9.05	1.22	1.22	1.22	1.83	339,475	35
12-31-10	12.56	0.23		1.51	1.74	0.06	—	—	0.06	—	14.24	13.89	1.23	1.23	1.23	1.79	331,750	47
Class S2
12-31-14	18.05	0.28	•	0.50	0.78	0.29	1.42	—	1.71	—	17.12	4.12	1.46	1.36	1.36	1.57	54,169	21
12-31-13	16.34	0.27	•	2.78	3.05	0.34	1.00	—	1.34	—	18.05	19.28	1.46	1.36	1.36	1.53	61,560	21
12-31-12	15.10	0.34	•	1.94	2.28	0.25	0.79	—	1.04	—	16.34	15.53	1.46	1.36	1.36	2.10	59,545	28
12-31-11	14.16	0.26	•	1.01	1.27	0.33	—	—	0.33	—	15.10	8.92	1.47	1.37	1.37	1.72	58,797	35
12-31-10	12.48	0.22	•	1.50	1.72	0.04	—	—	0.04	—	14.16	13.82	1.48	1.38	1.38	1.67	62,756	47
VY® T. Rowe Price Capital Appreciation Portfolio
Class ADV
12-31-14	27.68	0.27	•	2.88	3.15	0.30	2.51	—	2.81	—	28.02	11.78	1.39	1.24	1.24	0.96	457,740	72
12-31-13	24.54	0.19	•	5.00	5.19	0.24	1.81	—	2.05	—	27.68	21.75	1.39	1.24	1.24	0.72	350,643	69
12-31-12	22.46	0.31	•	2.80	3.11	0.33	0.70	—	1.03	—	24.54	14.10	1.40	1.25	1.25	1.30	199,893	76
12-31-11	22.26	0.31	•	0.27	0.58	0.38	—	—	0.38	—	22.46	2.59	1.40	1.25	1.25	1.33	131,571	85
12-31-10	19.88	0.27	•	2.43	2.70	0.32	—	—	0.32	—	22.26	13.63	1.40	1.25	1.25	1.33	88,819	71
Class I
12-31-14	28.34	0.43		2.99	3.42	0.45	2.51	—	2.96	—	28.80	12.46	0.64	0.64	0.64	1.55	1,049,730	72
12-31-13	25.04	0.36	•	5.12	5.48	0.37	1.81	—	2.18	—	28.34	22.49	0.64	0.64	0.64	1.31	989,583	69
12-31-12	22.87	0.46	•	2.86	3.32	0.45	0.70	—	1.15	—	25.04	14.78	0.65	0.65	0.65	1.89	652,221	76
12-31-11	22.65	0.45	•	0.27	0.72	0.50	—	—	0.50	—	22.87	3.16	0.65	0.65	0.65	1.91	436,806	85
12-31-10	20.18	0.40	•	2.48	2.88	0.41	—	—	0.41	—	22.65	14.31	0.65	0.65	0.65	1.90	454,380	71
Class S
12-31-14	28.36	0.37		2.97	3.34	0.37	2.51	—	2.88	—	28.82	12.20	0.89	0.89	0.89	1.30	4,122,797	72
12-31-13	25.06	0.29	•	5.12	5.41	0.30	1.81	—	2.11	—	28.36	22.20	0.89	0.89	0.89	1.05	4,002,988	69
12-31-12	22.89	0.40	•	2.86	3.26	0.39	0.70	—	1.09	—	25.06	14.48	0.90	0.90	0.90	1.64	3,379,234	76
12-31-11	22.67	0.39	•	0.27	0.66	0.44	—	—	0.44	—	22.89	2.89	0.90	0.90	0.90	1.66	3,214,571	85
12-31-10	20.20	0.34	•	2.48	2.82	0.35	—	—	0.35	—	22.67	14.03	0.90	0.90	0.90	1.63	3,376,297	71
Class S2
12-31-14	28.23	0.33		2.95	3.28	0.33	2.51	—	2.84	—	28.67	12.02	1.14	1.04	1.04	1.15	93,998	72
12-31-13	24.96	0.24	•	5.10	5.34	0.26	1.81	—	2.07	—	28.23	21.98	1.14	1.04	1.04	0.90	92,805	69
12-31-12	22.80	0.36	•	2.86	3.22	0.36	0.70	—	1.06	—	24.96	14.34	1.15	1.05	1.05	1.49	85,723	76
12-31-11	22.58	0.35	•	0.27	0.62	0.40	—	—	0.40	—	22.80	2.73	1.15	1.05	1.05	1.51	77,565	85
12-31-10	20.12	0.31	•	2.47	2.78	0.32	—	—	0.32	—	22.58	13.86	1.15	1.05	1.05	1.47	85,201	71
VY® T. Rowe Price Equity Income Portfolio
Class ADV
12-31-14	16.60	0.24		0.93	1.17	0.26	1.22	—	1.48	—	16.29	7.13	1.39	1.24	1.24	1.42	62,848	9
12-31-13	13.02	0.17		3.63	3.80	0.21	0.01	—	0.22	—	16.60	29.22	1.39	1.24	1.24	1.22	66,056	12
12-31-12	11.34	0.20		1.70	1.90	0.22	—	—	0.22	—	13.02	16.77	1.40	1.25	1.25	1.71	45,958	14
12-31-11	11.68	0.18	•	(0.32)	(0.14)	0.20	—	—	0.20	—	11.34	(1.18)	1.40	1.25	1.25	1.52	36,348	22
12-31-10	10.34	0.15	•	1.35	1.50	0.16	—	—	0.16	—	11.68	14.51	1.40	1.25	1.25	1.42	28,478	16
Class I
12-31-14	16.76	0.35	•	0.94	1.29	0.36	1.22	—	1.58	—	16.47	7.79	0.64	0.64	0.64	2.07	194,078	9
12-31-13	13.13	0.28	•	3.65	3.93	0.29	0.01	—	0.30	—	16.76	30.01	0.64	0.64	0.64	1.83	355,229	12
12-31-12	11.43	0.29	•	1.70	1.99	0.29	—	—	0.29	—	13.13	17.44	0.65	0.65	0.65	2.30	361,913	14
12-31-11	11.77	0.25	•	(0.32)	(0.07)	0.27	—	—	0.27	—	11.43	(0.63)	0.65	0.65	0.65	2.07	353,764	22
12-31-10	10.40	0.20		1.38	1.58	0.21	—	—	0.21	—	11.77	15.23	0.65	0.65	0.65	2.01	452,121	16

See Accompanying Notes to Financial Statements

43

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
VY® T. Rowe Price Equity Income Portfolio (continued)
Class S
12-31-14	16.79	0.30	•	0.94	1.24	0.32	1.22	—	1.54	—	16.49	7.45	0.89	0.89		0.89		1.77		1,013,552	9
12-31-13	13.15	0.24	•	3.66	3.90	0.25	0.01	—	0.26	—	16.79	29.74	0.89	0.89		0.89		1.57		1,113,360	12
12-31-12	11.44	0.26	•	1.71	1.97	0.26	—	—	0.26	—	13.15	17.22	0.90	0.90		0.90		2.05		950,612	14
12-31-11	11.78	0.22		(0.32)	(0.10)	0.24	—	—	0.24	—	11.44	(0.89)	0.90	0.90		0.90		1.84		925,797	22
12-31-10	10.41	0.19	•	1.36	1.55	0.18	—	—	0.18	—	11.78	14.94	0.90	0.90		0.90		1.77		957,065	16
Class S2
12-31-14	16.66	0.27		0.93	1.20	0.29	1.22	—	1.51	—	16.35	7.31	1.14	1.04		1.04		1.62		131,519	9
12-31-13	13.06	0.21	•	3.63	3.84	0.23	0.01	—	0.24	—	16.66	29.49	1.14	1.04		1.04		1.42		134,882	12
12-31-12	11.37	0.24	•	1.69	1.93	0.24	—	—	0.24	—	13.06	17.01	1.15	1.05		1.05		1.91		102,557	14
12-31-11	11.70	0.19		(0.30)	(0.11)	0.22	—	—	0.22	—	11.37	(0.93)	1.15	1.05		1.05		1.71		82,406	22
12-31-10	10.35	0.16		1.36	1.52	0.17	—	—	0.17	—	11.70	14.72	1.15	1.05		1.05		1.62		74,101	16
VY® T. Rowe Price International Stock Portfolio
Class ADV
12-31-14	13.28	0.08		(0.26)	(0.18)	0.12	—	—	0.12	—	12.98	(1.43)	1.52	1.37		1.37		0.62		12,616	48
12-31-13	11.77	0.10	•	1.53	1.63	0.12	—	—	0.12	—	13.28	13.98	1.52	1.37		1.37		0.78		12,693	48
12-31-12	9.95	0.08	•	1.74	1.82	0.00 *	—	—	0.00 *	—	11.77	18.31	1.51	1.36		1.36		0.74		7,625	40
12-31-11	11.75	0.09		(1.52)	(1.43)	0.37	—	—	0.37	—	9.95	(12.63)	1.56	1.41		1.41		0.85		4,128	135
12-31-10	10.48	0.07		1.31	1.38	0.11	—	—	0.11	—	11.75	13.37	1.50	1.33	†	1.33	†	0.60	†	5,475	132
Class I
12-31-14	13.27	0.17		(0.27)	(0.10)	0.18	—	—	0.18	—	12.99	(0.82)	0.77	0.77		0.77		1.23		50,333	48
12-31-13	11.74	0.17	•	1.52	1.69	0.16	—	—	0.16	—	13.27	14.58	0.77	0.77		0.77		1.37		52,766	48
12-31-12	9.92	0.15	•	1.73	1.88	0.06	—	—	0.06	—	11.74	19.02	0.76	0.76		0.76		1.38		48,992	40
12-31-11	11.70	0.15	•	(1.50)	(1.35)	0.43	—	—	0.43	—	9.92	(12.06)	0.81	0.81		0.81		1.31		51,178	135
12-31-10	10.46	0.11		1.31	1.42	0.18	—	—	0.18	—	11.70	13.92	0.75	0.73	†	0.73	†	1.03	†	191,825	132
Class S
12-31-14	13.23	0.12	•	(0.26)	(0.14)	0.15	—	—	0.15	—	12.94	(1.11)	1.02	1.02		1.02		0.94		183,379	48
12-31-13	11.70	0.14	•	1.52	1.66	0.13	—	—	0.13	—	13.23	14.33	1.02	1.02		1.02		1.12		171,747	48
12-31-12	9.88	0.12	•	1.73	1.85	0.03	—	—	0.03	—	11.70	18.76	1.01	1.01		1.01		1.15		171,460	40
12-31-11	11.66	0.14		(1.52)	(1.38)	0.40	—	—	0.40	—	9.88	(12.34)	1.06	1.06		1.06		1.15		157,855	135
12-31-10	10.41	0.09	•	1.31	1.40	0.15	—	—	0.15	—	11.66	13.78	1.00	0.98	†	0.98	†	0.90	†	203,858	132

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

44

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-nine active separate investment series. The ten series (each a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Global Resources Portfolio (“Global Resources”), Voya Liquid Assets Portfolio (“Liquid Assets”), VY® Clarion Global Real Estate Portfolio (“Clarion Global Real Estate”), VY® FMR® Diversified Mid Cap Portfolio* (“FMR® Diversified Mid Cap”), VY® Invesco Growth and Income Portfolio (“Invesco Growth and Income”), VY® JPMorgan Emerging Markets Equity Portfolio (“JPMorgan Emerging Markets Equity”), VY® Morgan Stanley Global Franchise Portfolio (“Morgan Stanley Global Franchise”), VY® T. Rowe Price Capital Appreciation Portfolio (“T. Rowe Price Capital Appreciation”), VY® T. Rowe Price Equity Income Portfolio (“T. Rowe Price Equity Income”), and VY® T. Rowe Price International Stock Portfolio (“T. Rowe Price International Stock”). All of the Portfolios are diversified except for Global Resources and Morgan Stanley Global Franchise, which are non-diversified Portfolios of the Trust. The investment objective of the Portfolios is described in the Portfolios’ Prospectus.

The Trust is authorized to offer four classes of shares (Adviser (“Class ADV”), Institutional (“Class I”), Service (“Class S”) and Service 2 (“Class S2”)); however, not all Portfolios currently offer all classes. Each class has equal rights as to voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC (“DSL”), a Delaware limited liability company, serves as the investment adviser to all of the Portfolios except Clarion Global Real Estate. Voya Investments, LLC (“Voya Investments”), an Arizona limited liability company, serves as the investment adviser to Clarion Global Real Estate. DSL and Voya Investments are collectively referred to as the “Investment Advisers.” Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to Global Resources and Liquid Assets. Voya Funds Services, LLC (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to certain Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

On July 23, 2014, the SEC adopted amendments to money market fund regulations. Liquid Assets is required to comply with money market reform in phases within 18 months to two years from the adoption of the reform. As a result, Liquid Assets may be required to take certain steps that will impact its current structure and operations, which may affect the performance and yield of the Portfolio. In certain circumstances, the amendments will also allow money market funds to impose liquidity fees and limit redemptions. At this time, management is evaluating the potential implications of these amendments to Liquid Assets.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are fair valued using an independent pricing service which takes into consideration such factors as benchmark yields, cash flow assumptions and issuer

*	FMR is a registered service mark of FMR LLC. Used with permisson.

45

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

spreads as well as broker quotes and reported trades for the security as well as securities similar in type, quality, coupon and maturity. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value (“NAV”). Investments in securities of sufficient credit quality, maturing in 60 days or less, as well as all securities in Liquid Assets, are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values, as defined by the 1940 Act, as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that a Portfolio’s NAV is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time a Portfolio calculates its NAV. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the New York Stock Exchange.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Portfolios’ Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3

46

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Portfolio can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2014, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method. Clarion Global Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If Clarion Global Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared daily and paid monthly by Liquid Assets. For all other Portfolios, dividends from net investment income and net capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the

47

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors.  In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk.  Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk.  Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk.  Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk.  Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives.  A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features.  Certain derivative positions are subject to

48

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio enters into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2014, the maximum amount of loss that Invesco Growth and Income, T.Rowe Price Capital Appreciation and T. Rowe Price International Stock would incur if its counterparties failed to perform would be $1,131,846, $73,643 and $321, respectively, which represents the gross payments to be received on open forward foreign currency contracts were they to be unwound as of December 31, 2014. There was no collateral pledged by any counterparty at December 31, 2014.

Certain Portfolios have entered into derivative contracts that contain credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

As of December 31, 2014, Invesco Growth and Income, T. Rowe Price Capital Appreciation and T. Rowe Price International Stock had a liability position of $36,228, $45,285,768 and $406, respectively, on open forward foreign currency contracts and written options. If a contingent feature would have been triggered as of December 31, 2014, the Portfolios could have been required to pay these amounts in cash to their counterparties. There was no collateral pledged by any Portfolio at December 31, 2014.

H.  Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Summary Portfolio of Investments.

During the year ended December 31, 2014, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below. The Portfolios use forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables following the respective Summary Portfolio of Investments for open forward currency contracts at December 31, 2014.

	Buy	Sell
Clarion Global Real Estate*	$—	$173,384
FMR® Diversified Mid Cap*	260,488	—
Invesco Growth and Income	2,559,743	51,344,857
T. Rowe Price Capital Appreciation	—	11,275,056
T. Rowe Price International Stock	4,103,186	5,674,820

*	The Portfolio did not have any open forward foreign currency contracts at December 31, 2014.

49

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

I.  Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2014, T. Rowe Price Capital Appreciation had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against counterparty default.

During the year ended December 31, 2014, T. Rowe Price Capital Appreciation had an outstanding notional value of $92,829,939 on futures contracts purchased. Please refer to the table following the Summary Portfolio of Investments for open futures contracts at December 31, 2014.

J.  Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2014, T. Rowe Price Capital Appreciation had written equity options to generate income. Please refer to the table following the Summary Portfolio of Investments for open written equity options at December 31, 2014.

Please refer to Note 9 for the volume of written option activity during the year ended December 31, 2014 for T. Rowe Price Capital Appreciation.

K.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess

50

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. Please refer to the table following the Portfolio of Investments for Liquid Assets for open repurchase agreements subject to the MRA on a net basis at December 31, 2014.

L.  Securities Lending. Certain Portfolios may temporarily loan up to 33 1/3% (except for JPMorgan Emerging Markets Equity which may temporarily loan up to 30%) of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Each Portfolio bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each Portfolio indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

M.  Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined in good faith under procedures approved by the Board.

N.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2014, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
Global Resources	$377,319,248	$447,847,186
Clarion Global Real Estate	151,819,539	134,385,398
FMR® Diversified Mid Cap	1,651,172,108	1,834,952,183
Invesco Growth and Income	174,614,120	244,433,848
JPMorgan Emerging Markets Equity	161,348,604	292,713,112
Morgan Stanley Global Franchise	99,322,683	165,271,644
T. Rowe Price Capital Appreciation	3,791,868,091	3,850,533,142
T. Rowe Price Equity Income	120,861,659	463,360,602
T. Rowe Price International Stock	125,422,292	113,236,410

U.S. government securities not included above were as follows:

	Purchases	Sales
T. Rowe Price Capital Appreciation	$25,848,287	$399,424,019

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Clarion Global Real Estate has entered into an investment management agreement (“Investment Management Agreement”) with Voya Investments. The Investment Management Agreement compensates Voya Investments with a fee, computed daily and payable monthly, based on the average daily net assets of the Portfolio at the following annual rates:

Portfolio	Fee
Clarion Global Real Estate	0.80% on the first $250 million; 0.775% on the next $250 million; 0.70% on the amount in excess of $500 million

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

T. Rowe Price International Stock has entered into an Investment Management Agreement with DSL. The Investment Management Agreement compensates DSL with a fee, computed daily and payable monthly, based on the average daily net assets of the Portfolio, at the following annual rates:

Portfolio	Fee
T. Rowe Price International Stock	0.54% on the first $4 billion; 0.53% on the amount in excess of $4 billion

With the exception of the Portfolios in the table above, DSL provides the Portfolios with advisory and administrative services under a management agreement (the “Unified Agreement”). Under the Unified Agreement, DSL has overall responsibility for engaging sub-advisers and for monitoring and evaluating the management of the assets of each Portfolio. Sub-advisers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, DSL is also responsible for providing or procuring, at DSL’s expense, the services reasonably necessary for the ordinary operation of each Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, dividend reimbursing and auditing. As compensation for its services under the Unified Agreement, the Trust pays DSL a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of the Portfolios:

Portfolio	Fee
Liquid Assets(1)	0.35% on the first $200 million; 0.30% on the next $300 million; 0.25% on the amount in excess of $500 million
FMR® Diversified Mid Cap	0.65% on the first $800 million; 0.60% on the next $700 million; 0.58% on the amount in excess of $1.5 billion
JPMorgan Emerging Markets Equity	1.25%
Morgan Stanley Global Franchise	1.00% on the first $250 million; 0.90% on the next $250 million; 0.75% on the amount in excess of $500 million
Global Resources, Invesco Growth and Income, T. Rowe Price Capital Appreciation, and T. Rowe Price Equity Income(2)	0.75% first $750 million; 0.70% on the next $1.25 billion; 0.65% on the next $1.5 billion; 0.60% on the amount in excess of $3.5 billion

(1)	The assets of Liquid Assets are aggregated with those of Voya Limited Maturity Bond Portfolio, which is not included in this report, to determine the Unified Fee.

(2)	The assets of these Portfolios are aggregated with those of VY® Clarion Real Estate Portfolio, which is not included in this report, to determine the Unified Fee.

Voya Investments and DSL have contractually agreed to waive a portion of the advisory fee for Clarion Global Real Estate(3) and T. Rowe Price Equity Income(4), respectively. For Clarion Global Real Estate, the waiver is calculated as follows: Waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate). For the year ended December 31, 2014, Voya Investments and DSL waived $39,934 and $34,120 for Clarion Global Real Estate and T. Rowe Price Equity Income, respectively. Termination or modification of these obligations requires approval by the Board.

(3)	The waiver for Clarion Global Real Estate is limited to an annual 50% of the savings based on the Portfolio’s assets as of May 1, 2009.

(4)	The waiver for T. Rowe Price Equity Income is based on the total savings in excess of $500,000 as a result of the aggregated sub-advisory fee schedules of T. Rowe Price Equity Income and VY® T. Rowe Price Growth Equity Portfolio, which is not included in this report. The aggregated amount of savings is allocated to the two Portfolios pro rata based on each Portfolio’s contribution to the amount saved.

The Administrator provides certain administrative and shareholder services necessary for Clarion Global Real Estate, and T. Rowe Price International Stock Portfolios’ operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets

The Trust and the Investment Advisers have entered into portfolio management agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by the respective Investment Adviser based on the average daily net assets of the respective Portfolios. Subject to such policies as the Board or Investment Advisers may determine, each sub-adviser manages each respective Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations. The sub-advisers of the Portfolios are as follows (*denotes a related party adviser):

Portfolio	Sub-Adviser
Global Resources	Voya Investment Management Co. LLC*
Liquid Assets	Voya Investment Management Co. LLC*
Clarion Global Real Estate	CBRE Clarion Securities LLC
FMR® Diversified Mid Cap	Fidelity Management & Research Company
Invesco Growth and Income	Invesco Advisers, Inc.
JPMorgan Emerging Markets Equity	J.P. Morgan Investment Management Inc.
Morgan Stanley Global Franchise	Morgan Stanley Investment Management Inc.
T. Rowe Price Capital Appreciation	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income	T. Rowe Price Associates, Inc.
T. Rowe Price International Stock	T. Rowe Price Associates, Inc.

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable

52

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, each sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the sub- advisers. Any amount credited to a Portfolio is recognized as brokerage commission recapture on the accompanying Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a Shareholder Service Plan (the “Plan”) for each Portfolio that offers Class S and Class S2 shares. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2 shares. Each Portfolio that offers Class S2 shares has entered into a Rule 12b-1 Distribution Plan (the “Class S2 Plan”) with the Distributor on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a 12b-1 distribution fee for distribution services, including payments to the Distributor at an annual rate of 0.25% of the average daily net assets. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 shares of the Portfolios, so that the actual fee paid by Class S2 shares of a Portfolio is an annual rate of 0.15%. Termination or modification of this obligation requires approval by the Board.

Each Portfolio that offers Class ADV shares has a Rule 12b-1 Shareholder Service and Distribution Plan. Class ADV shares pay a service fee of 0.25% and a distribution fee of 0.50% of each Portfolio’s average daily net assets attributable to Class ADV shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.15% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class ADV shares so that the actual fee paid by Class ADV shares of a Portfolio is an annual rate of 0.35%. Termination or modification of this obligation requires approval by the Board.

The Distributor and DSL have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and advisory fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Liquid Assets in maintaining a yield of not less than zero. There is no guarantee that Liquid Assets will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by DSL and/or the Distributor, as applicable, within three years. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of Liquid Assets on that day. Distribution and Servicing fees waived are not subject to recoupment. For the year ended December 31, 2014, the Distributor and/or DSL waived $75,912, $2,454,212 and $1,456,126 for Classes I, S and S2 of Liquid Assets, respectively, of Distribution, Servicing and Advisory fees. Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any.

As of December 31, 2014, amounts of waived fees that are subject to possible recoupment by DSL, and the related expiration dates are as follows:

	December 31,
	2015	2016	2017	Total
Liquid Assets	$864	$650,457	$1,040,414	$1,691,735

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the year ended December 31, 2014, Global Resources incurred $92,000 of proxy and solicitation costs associated with obtaining shareholder approval relating to the proposed merger with and into Voya Global Value Advantage Portfolio, which is not included in this report. DSL reimbursed the Portfolio for these costs.

At December 31, 2014, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment company owned more than 5% of the following Portfolios:

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
ReliaStar Life Insurance Company	T. Rowe Price International Stock	12.67%
Security Life of Denver Insurance Company	Liquid Assets	6.68
Voya Global Perspectives Portfolio	Clarion Global Real Estate	5.72
Voya Institutional Trust Company	Global Resources	5.21
	Liquid Assets	28.65
	Clarion Global Real Estate	10.08
	FMR® Diversified Mid Cap	11.73
	JPMorgan Emerging Markets Equity	6.27
	Morgan Stanley Global Franchise	13.14
	T. Rowe Price Capital Appreciation	13.65

53

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
	T. Rowe Price Equity Income	14.82%
	T. Rowe Price International Stock	8.12
Voya Insurance and Annuity Company	Global Resources	65.66
	Liquid Assets	58.40
	Clarion Global Real Estate	33.37
	FMR® Diversified Mid Cap	59.84
	Invesco Growth and Income	77.32
	JPMorgan Emerging Markets Equity	70.14
	Morgan Stanley Global Franchise	85.56
	T. Rowe Price Capital Appreciation	50.07
	T. Rowe Price Equity Income	49.95
	T. Rowe Price International Stock	65.16
Voya Retirement Insurance and Annuity Company	Global Resources	21.48
	Clarion Global Real Estate	30.70
	FMR® Diversified Mid Cap	24.33
	Invesco Growth and Income	12.60
	JPMorgan Emerging Markets Equity	13.31
	T. Rowe Price Capital Appreciation	26.18
	T. Rowe Price Equity Income	30.08
	T. Rowe Price International Stock	7.43

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, if certain Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, those Portfolios may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Portfolios have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

Each Investment Adviser has entered into written expense limitation agreements with the below Portfolios, whereby each Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class S	Class S2
Clarion Global Real Estate	1.50%	0.90%	1.15%	1.30%
T. Rowe Price International Stock	1.40%	0.80%	1.05%	N/A

The Investment Advisers may at a later date recoup (unless otherwise stated above) from a Portfolio for management fees waived and other expenses assumed by the Investment Advisers during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Advisers of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Advisers are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2014, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Advisers, and the related expiration dates are as follows:

	December 31,
	2015	2016	2017	Total
Clarion Global Real Estate	$323,553	$240,044	$283,856	$847,453

The expense limitation agreements are contractual through May 1, 2015, and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 23, 2014, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

54

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 8 — LINE OF CREDIT (continued)

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2014 as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Resources	20	$856,600	1.09%
Liquid Assets	4	9,101,000	1.09
FMR® Diversified Mid Cap	116	2,836,483	1.09
JPMorgan Emerging Markets Equity	35	4,662,400	1.07
T. Rowe Price Capital Appreciation	4	3,905,250	1.09
T. Rowe Price International Stock	1	765,000	1.09

NOTE 9 — WRITTEN OPTIONS

Transactions in written options on equities for T. Rowe Price Capital Appreciation during the year ended December 31, 2014 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/13	55,207	$13,756,527
Options Written	139,047	34,024,917
Options Terminated in Closing Purchase Transactions	(67,799)	(15,830,532)
Options Expired	(30,518)	(6,285,109)
Balance at 12/31/14	95,937	$25,665,803

NOTE 10 — CAPITAL SHARES TRANSACTIONS

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Resources
Class ADV
12/31/2014	2,174,914	—	40,844	(1,609,915)	605,843	46,207,521	—	968,832	(32,442,230)	14,734,123
12/31/2013	974,505	—	34,069	(1,414,353)	(405,779)	18,831,558	—	636,747	(27,059,077)	(7,590,772)
Class I
12/31/2014	242,975	—	14,427	(370,368)	(112,966)	5,522,973	—	354,187	(7,811,353)	(1,934,193)
12/31/2013	148,553	—	16,595	(542,367)	(377,219)	2,954,079	—	320,617	(10,554,747)	(7,280,051)
Class S
12/31/2014	1,154,419	—	222,082	(4,673,152)	(3,296,651)	23,949,585	—	5,421,022	(100,739,242)	(71,368,635)
12/31/2013	569,936	—	281,189	(6,343,225)	(5,492,100)	11,410,280	—	5,401,635	(124,757,465)	(107,945,550)
Class S2
12/31/2014	26,864	—	6,540	(195,672)	(162,268)	515,136	—	158,665	(4,296,814)	(3,623,013)
12/31/2013	27,804	—	8,712	(233,209)	(196,693)	554,255	—	166,392	(4,561,515)	(3,840,868)
Liquid Assets
Class I
12/31/2014	45,458,437	—	9,687	(47,721,295)	(2,253,171)	45,458,437	—	9,687	(47,721,295)	(2,253,171)
12/31/2013	32,952,435	—	16,556	(50,875,467)	(17,906,476)	32,952,435	—	16,555	(50,875,467)	(17,906,477)
Class S
12/31/2014	180,499,267	—	89,733	(314,302,234)	(133,713,234)	180,499,268	—	89,733	(314,302,234)	(133,713,233)
12/31/2013	316,830,644	—	134,427	(461,143,243)	(144,178,172)	316,830,645	—	134,427	(461,143,243)	(144,178,171)
Class S2
12/31/2014	87,334,250	—	37,673	(91,987,240)	(4,615,317)	87,334,250	—	37,673	(91,987,241)	(4,615,318)
12/31/2013	119,004,215	—	43,943	(92,638,847)	26,409,311	119,004,215	—	43,943	(92,638,847)	26,409,311
Clarion Global Real Estate
Class ADV
12/31/2014	344,531	—	19,311	(301,451)	62,391	3,979,179	—	229,795	(3,445,185)	763,789
12/31/2013	871,255	—	109,521	(146,620)	834,156	9,726,498	—	1,186,118	(1,562,929)	9,349,687
Class I
12/31/2014	3,399,617	—	167,660	(1,663,246)	1,904,031	39,002,837	—	2,038,749	(19,606,495)	21,435,091
12/31/2013	2,420,669	—	619,791	(1,463,311)	1,577,149	27,530,179	—	6,848,698	(16,433,448)	17,945,429
Class S
12/31/2014	714,291	—	147,716	(2,533,074)	(1,671,067)	8,467,612	—	1,788,837	(29,629,424)	(19,372,975)
12/31/2013	1,247,560	—	836,301	(2,896,337)	(812,476)	13,906,955	—	9,207,672	(32,490,550)	(9,375,923)

55

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 10 — CAPITAL SHARES TRANSACTIONS (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Clarion Global Real Estate (continued)
Class S2
12/31/2014	4,415	—	1,384	(42,310)	(36,511)	53,405	—	16,861	(499,367)	(429,101)
12/31/2013	10,297	—	9,140	(24,536)	(5,099)	114,031	—	101,187	(277,585)	(62,367)
FMR® Diversified Mid Cap
Class ADV
12/31/2014	271,791	—	651,898	(578,830)	344,859	5,262,350	—	11,649,414	(11,012,152)	5,899,612
12/31/2013	432,389	—	20,145	(696,395)	(243,861)	7,574,804	—	356,773	(12,215,415)	(4,283,838)
Class I
12/31/2014	901,585	—	1,000,907	(1,298,149)	604,343	17,730,187	—	18,442,762	(25,117,773)	11,055,176
12/31/2013	613,855	—	57,684	(1,361,926)	(690,387)	10,863,351	—	1,114,449	(25,381,047)	(13,403,247)
Class S
12/31/2014	809,511	—	8,070,744	(9,076,532)	(196,277)	15,590,736	—	147,302,046	(176,741,040)	(13,848,258)
12/31/2013	1,254,286	—	403,492	(10,374,886)	(8,717,108)	21,449,226	—	7,582,176	(186,288,019)	(157,256,617)
Class S2
12/31/2014	160,191	—	680,339	(606,181)	234,349	3,124,717	—	12,320,942	(11,600,288)	3,845,371
12/31/2013	147,009	—	27,261	(713,196)	(538,926)	2,620,994	—	500,357	(12,871,771)	(9,750,420)
Invesco Growth and Income
Class ADV
12/31/2014	77,191	—	38,324	(86,132)	29,383	2,391,592	—	1,177,712	(2,664,172)	905,132
12/31/2013	252,551	—	4,475	(167,174)	89,852	7,026,672	—	127,211	(4,728,798)	2,425,085
Class I
12/31/2014	509,113	—	66,833	(480,729)	95,217	15,925,241	—	2,062,458	(15,138,429)	2,849,270
12/31/2013	222,994	—	11,136	(159,430)	74,700	6,131,880	—	317,369	(4,148,123)	2,301,126
Class S
12/31/2014	677,755	—	1,316,935	(3,358,618)	(1,363,928)	21,245,653	—	40,838,141	(105,432,813)	(43,349,019)
12/31/2013	1,510,170	—	238,670	(3,119,815)	(1,370,975)	41,048,270	—	6,833,120	(86,369,742)	(38,488,352)
Class S2
12/31/2014	11,327	—	114,463	(313,288)	(187,498)	350,888	—	3,530,033	(9,802,517)	(5,921,596)
12/31/2013	34,581	—	20,503	(361,648)	(306,564)	984,864	—	583,918	(10,209,656)	(8,640,874)
JPMorgan Emerging Markets Equity
Class ADV
12/31/2014	454,019	—	260,472	(552,583)	161,908	8,333,217	—	4,745,804	(10,108,057)	2,970,964
12/31/2013	716,984	—	63,905	(239,260)	541,629	13,317,590	—	1,150,928	(4,552,102)	9,916,416
Class I
12/31/2014	603,484	—	429,000	(4,088,088)	(3,055,604)	11,442,783	—	8,138,130	(74,042,720)	(54,461,807)
12/31/2013	4,052,321	—	253,643	(5,629,606)	(1,323,642)	78,105,490	—	4,732,978	(109,976,346)	(27,137,878)
Class S
12/31/2014	2,482,729	—	3,103,171	(6,850,478)	(1,264,578)	47,705,461	—	58,618,905	(125,241,750)	(18,917,384)
12/31/2013	3,480,080	—	964,449	(5,504,760)	(1,060,231)	67,755,574	—	17,919,473	(107,837,888)	(22,162,841)
Class S2
12/31/2014	74,041	—	138,894	(271,654)	(58,719)	1,372,083	—	2,595,929	(5,097,652)	(1,129,640)
12/31/2013	268,090	—	40,432	(268,428)	40,094	4,970,123	—	744,355	(5,184,697)	529,781
Morgan Stanley Global Franchise
Class ADV
12/31/2014	390,270	—	306,102	(299,917)	396,455	6,694,860	—	5,163,934	(5,123,292)	6,735,502
12/31/2013	1,309,453	—	198,587	(164,662)	1,343,378	22,353,096	—	3,258,808	(2,864,488)	22,747,416
Class S
12/31/2014	770,013	—	1,925,970	(4,409,940)	(1,713,957)	13,646,808	—	33,742,998	(78,124,803)	(30,734,997)
12/31/2013	646,468	—	1,715,971	(3,292,770)	(930,331)	11,464,008	—	29,085,717	(57,659,561)	(17,109,836)
Class S2
12/31/2014	98,820	—	309,069	(654,046)	(246,157)	1,734,315	—	5,383,976	(11,537,744)	(4,419,453)
12/31/2013	50,049	—	269,585	(552,904)	(233,270)	874,038	—	4,545,203	(9,643,036)	(4,223,795)
Class ADV
12/31/2014	2,818,138	—	1,457,182	(608,866)	3,666,454	78,821,515	—	39,636,303	(16,960,640)	101,497,178
12/31/2013	4,015,230	—	810,809	(305,231)	4,520,808	106,437,441	—	21,041,622	(8,079,721)	119,399,342
Class I
12/31/2014	6,034,119	—	3,890,868	(8,395,377)	1,529,610	171,246,630	—	109,157,806	(240,790,724)	39,613,712
12/31/2013	9,289,466	—	2,292,393	(2,714,148)	8,867,711	252,568,144	—	61,269,280	(73,970,001)	239,867,423
Class S
12/31/2014	3,995,628	—	14,083,953	(16,155,766)	1,923,815	115,562,084	—	394,491,309	(462,828,461)	47,224,932
12/31/2013	6,290,142	1,907,037	10,575,821	(12,469,899)	6,303,101	169,891,609	51,088,126	281,660,611	(339,291,359)	163,348,987

56

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 10 — CAPITAL SHARES TRANSACTIONS (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
T. Rowe Price Capital Appreciation (continued)
Class S2
12/31/2014	197,732	—	322,790	(529,210)	(8,688)	5,637,583	—	8,984,795	(15,129,851)	(507,473)
12/31/2013	216,365	—	254,434	(618,716)	(147,917)	5,840,402	—	6,730,103	(16,764,669)	(4,194,164)
T. Rowe Price Equity Income
Class ADV
12/31/2014	400,924	—	346,307	(868,198)	(120,967)	6,601,939	—	5,655,432	(14,216,200)	(1,958,829)
12/31/2013	1,014,702	—	54,156	(619,988)	448,870	15,030,888	—	878,141	(9,417,519)	6,491,510
Class I
12/31/2014	967,263	—	1,074,746	(11,449,692)	(9,407,683)	16,047,975	—	17,812,795	(189,697,814)	(155,837,044)
12/31/2013	4,119,014	—	389,873	(10,875,241)	(6,366,354)	62,352,522	—	6,423,791	(160,457,656)	(91,681,343)
Class S
12/31/2014	1,312,700	—	5,675,365	(11,861,980)	(4,873,915)	21,769,277	—	94,053,840	(197,579,722)	(81,756,605)
12/31/2013	4,836,637	—	1,073,976	(11,860,966)	(5,950,353)	72,152,209	—	17,663,519	(181,614,666)	(91,798,938)
Class S2
12/31/2014	304,425	—	716,551	(1,074,882)	(53,906)	5,055,051	—	11,760,474	(17,850,891)	(1,035,366)
12/31/2013	945,827	—	120,739	(823,142)	243,424	14,449,521	—	1,969,967	(12,584,628)	3,834,860
T. Rowe Price International Stock
Class ADV
12/31/2014	209,894	—	8,009	(201,578)	16,325	2,798,216	—	110,844	(2,703,307)	205,753
12/31/2013	380,118	—	8,935	(80,920)	308,133	4,667,895	—	107,937	(1,006,082)	3,769,750
Class I
12/31/2014	235,860	—	50,992	(386,910)	(100,058)	3,130,001	—	704,709	(5,180,784)	(1,346,074)
12/31/2013	165,136	—	55,194	(419,566)	(199,236)	2,040,626	—	664,540	(5,169,585)	(2,464,419)
Class S
12/31/2014	2,860,253	—	153,656	(1,824,851)	1,189,058	38,818,475	—	2,117,375	(24,278,299)	16,657,551
12/31/2013	766,514	—	150,995	(2,594,882)	(1,677,373)	9,311,412	—	1,813,446	(31,875,158)	(20,750,300)

NOTE 11 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. The following is a summary of the Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2014:

Global Resources
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$21,646	$(21,646)	$—
BMO Capital Markets Corp	89,293	(89,293)	—
Commerz Markets LLC	62,375	(62,375)	—
Credit Suisse Securities (USA) LLC	180,320	(180,320)	—
Deutsche Bank Securities Inc.	1,203,235	(1,203,235)	—
Goldman Sachs & Company	5,105,966	(5,105,966)	—
JP Morgan Clearing Corp	281,410	(281,410)	—
Mizuho Securities USA Inc.	2,095,673	(2,095,673)	—
RBC Dominion Securities Inc	29,704	(29,704)	—

57

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

Global Resources (continued)
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Scotia Capital	$1,313,750	$(1,313,750)	$—
SG Americas Securities, LLC	330,510	(330,510)	—
UBS Securities LLC.	1,369,446	(1,369,446)	—
Total	$12,083,329	$(12,083,329)	$—

(1)	Collateral with a fair value of $12,380,679 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Clarion Global Real Estate
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities USA	$1,709,682	$(1,709,682)	—
HSBC Bank PLC	994,935	(994,935)	—
Merrill Lynch International	3,846,619	(3,846,619)	—
Total	$6,551,236	$(6,551,236)	$—

(1)	Collateral with a fair value of $6,882,185 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

FRM® Diversified Mid Cap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Morgan Stanley & Co. LLC	$53,071	$(53,071)	$—
RBC Dominion Securities Inc	2,516,234	(2,516,234)	—
Total	$2,569,305	$(2,569,305)	$—

(1)	Collateral with a fair value of $2,655,718 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Invesco Growth and Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Deutsche Bank Securities Inc.	$45,907	$(45,907)	$—
Nomura Securities International, Inc.	122,575	(122,575)	—
Total	$168,482	$(168,482)	$—

(1)	Collateral with a fair value of $178,332 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

JPMorgan Emerging Markets Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$328,647	$(328,647)	$—
BNP Prime Brokerage, Inc.	7,264,832	(7,264,832)	—
Citigroup Global Markets Limited	211,487	(211,487)	—
Goldman Sachs International	2,981,765	(2,981,765)	—
Goldman Sachs & Co.	1,293,102	(1,293,102)	—
Merrill Lynch International	9,691	(9,691)	—
Merrill Lynch	1,586,943	(1,586,943)	—
Morgan Stanley & Co.	3,688,488	(3,688,488)	—
RBC Capital Markets, LLC	1,154,980	(1,154,980)	—

JPMorgan Emerging Markets Equity (continued)
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Scotia Capital	$196,451	$(196,451)	$—
UBS AG	1,000,162	(1,000,162)	—
UBS Securities LLC.	6,072	(6,072)	—
Total	$19,722,621	$(19,722,621)	$—

(1)	Collateral with a fair value of $20,813,656 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Capital Appreciation
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$1,102,122	$(1,102,122)	$—
Goldman, Sachs & Co.	4,427,737	(4,427,737)	—
JP Morgan Clearing Corp	19,177,689	(19,177,689)	—
RBC Dominion Securities Inc	1,306,760	(1,306,760)	—
Scotia Capital	4,643,367	(4,643,367)	—
Total	$30,657,674	$(30,657,674)	$—

(1)	Collateral with a fair value of $31,421,793 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

T.Rowe Price Equity Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Securities LLC	$5,856,467	$(5,856,467)	$—
Credit Suisse Securities (USA) LLC	307,458	(307,458)	—
Merrill Lynch	12,985	(12,985)	—
Total	$6,176,910	$(6,176,910)	$—

(1)	Collateral with a fair value of $6,371,705 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

T.Rowe Price International Stock
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$892,154	$(892,154)	$—
Morgan Stanley & Co. International PLC	335,802	(335,802)	—
Nomura International PLC	84,449	(84,449)	—
Total	$1,312,405	$(1,312,405)	$—

(1)	Collateral with a fair value of $1,390,707 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and

58

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS (continued)

investment techniques that may be used by each Portfolio and its corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

Non-Diversified.  Global Resources and Morgan Stanley Global Franchise are classified as non-diversified investment companies under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Portfolio.

The investment of a large percentage of a Portfolio’s assets in the securities of a small number of issuers may cause a Portfolio’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Concentration.  Certain Portfolios concentrate (for purposes of the 1940 Act) their assets in securities related to a particular industry, which means that at least 25% of their assets will be invested in that particular industry at all times. As a result, a Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Foreign Investments and/or Developing and Emerging Markets.  There are certain risks in owning foreign (non- U.S.) securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Regulatory (Liquid Assets).  Changes in government regulations may adversely affect the value of a security held by the Portfolio. In addition, the SEC has adopted amendments to money market fund regulation, which when implemented may, among other things, require the Portfolio to change the manner in which it values its securities, impose new liquidity fees on redemptions in certain circumstances, and permit the Portfolio to limit redemptions in certain circumstances. These changes may result in reduced yields for money market funds, including the Portfolio. Compliance with amended money market fund regulation is required within 18 months to two years from the adoption of the reform. The SEC or other regulators may adopt additional money market reforms, which may impact the operations or performance of the Portfolio.

NOTE 13 — REORGANIZATIONS

On March 22, 2013, T. Rowe Capital Appreciation (“Acquiring Portfolio”) acquired all of the net assets of ING Oppenheimer Active Allocation Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders on February 27, 2013. The purpose of the transaction was to lower the net expense ratio for shareholders of the Acquired Portfolio. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2013, are as follows:

Net investment income	$52,256,972
Net realized and unrealized loss on investments	$525,606,822
Net increase in net assets resulting from operations	$577,863,794

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since March 22, 2013.

59

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 13 — REORGANIZATIONS (continued)

Net assets and unrealized appreciation as of the reorganization date were as follows:

Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Unrealized Depreciation (000s)	Portfolio Conversion Ratio
$51,088	$4,629,304	$—	$—	0.3360

The net assets of the Acquiring Portfolio after the acquisition were $4,680,391,896.

NOTE 14 — UNFUNDED LOAN COMMITMENTS

Certain Portfolios may enter in credit agreements, all or a portion of which may be unfunded. The Portfolios are obligated to fund these loan commitments at the borrower’s discretion. Funded portions of the credit agreements are presented in the Summary Portfolio of Investments. At December 31, 2014, T. Rowe Price Capital Appreciation had the following unfunded loan commitments:

Loan	Unfunded Commitments	Unrealized Appreciation at 12/31/14*	Unrealized Depreciation at 12/31/14*
Intelsat Jackson Holdings, Tranche B-2 Term Loan	$1,000,000	$399	$—
Kronos Inc. 1st Lien	3,750,000	—	2,016
Kronos Inc. 2nd Lien	6,100,000	—	29,816
UPC Broadband Facility AH	6,075,000	—	51,310
	$16,925,000	$399	$83,142

NOTE 15 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2014:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Global Resources	$—	$40,211	$(40,211)
Clarion Global Real Estate	11,072	5,165,548	(5,176,620)
FMR® Diversified Mid Cap	154	(781,573)	781,419
Invesco Growth and Income	—	3,933,940	(3,933,940)
JPMorgan Emerging Markets Equity	—	(697,404)	697,404
Morgan Stanley Global Franchise	—	(121,727)	121,727
T. Rowe Price Capital Appreciation	—	612,452	(612,452)
T. Rowe Price Equity Income	—	(220,364)	220,364
T. Rowe Price International Stock Portfolio	—	205,545	(205,545)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Global Resources	$6,902,706	$—	$6,525,391	$—
Liquid Assets	137,093	—	193,245	1,680
Clarion Global Real Estate	4,074,242	—	17,343,675	—
FMR® Diversified Mid Cap	98,624,708	91,090,456	5,217,114	4,336,641

60

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Invesco Growth and Income	$7,340,137	$40,268,207	$7,861,618	$—
JPMorgan Emerging Markets Equity	6,480,399	67,618,369	7,121,707	17,426,027
Morgan Stanley Global Franchise	9,258,041	35,032,867	10,176,657	26,713,071
T. Rowe Price Capital Appreciation	175,951,442	376,318,771	181,377,116	189,324,500
T. Rowe Price Equity Income	29,976,794	99,305,747	25,763,568	1,171,850
T. Rowe Price International Stock	2,932,928	—	2,585,923	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2014 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
Global Resources	$6,379,827	$—	$(43,610,729)	$(108,616,987)	Short-term	2017
Liquid Assets	90,270	6,265	(165)	—	—	—
Clarion Global Real Estate	10,532,861	—	85,883,613	(41,082,504)	Short-term	2016
				(138,763,608)	Short-term	2017
				(9,567,152)	Short-term	2018
				$(189,413,264)
FMR® Diversified Mid Cap	54,778,058	126,964,067	123,947,343	—	—	—
Invesco Growth and Income	21,294,682	76,046,544	165,200,445	—	—	—
JPMorgan Emerging Markets Equity	6,728,479	36,951,693	41,056,251	—	—	—
Morgan Stanley Global Franchise	8,758,744	47,360,569	84,755,831	—	—	—
T. Rowe Price Capital Appreciation	185,885,384	567,179,799	681,018,597	—	—	—
T. Rowe Price Equity Income	4,686,870	151,902,748	378,726,190	(2,536,236)	Short-term	2015
				(2,390,465)	Short-term	2016
				(620,380)	Short-term	2017
				(162,382)	Short-term	2018
				$(5,709,463)*
T. Rowe Price International Stock	2,417,524	—	19,204,614	(33,110,225)	Short-term	2016
				(82,466,488)	Short-term	2017
				$(115,576,713)

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2010. %As of December 31, 2014, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 16 — LITIGATION

On September 24, 2012, the T. Rowe Price Equity Income (the “Subject Portfolio”), was officially served as defendant in the matter of Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al., (the “FitzSimons Action” and/or the “Actual Fraudulent Action”s). The FitzSimons Action is part of the Tribune Company (“Tribune”) Chapter 11 bankruptcy proceedings before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). In the FitzSimons Action, the plaintiff alleges that Tribune acted with actual intent to defraud its creditors when it redeemed its shares from shareholders as part of a leveraged buy-out (“LBO”) of the company through which it converted to a privately held

61

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 16 — LITIGATION (continued)

company in 2007, and that those share transfers must now be unwound. To succeed on this claim, the plaintiff must prove that the Tribune Company — not the Subject Portfolio — acted with actual fraudulent intent when it redeemed its shares. With regard to the Subject Fund, the plaintiff need only show that the Subject Portfolio tendered their shares as part of the LBO and not on the open market. The Subject Portfolio’s lack of fraudulent intent in tendering their shares is not a defense to the plaintiff’s actual fraud claim.

In addition to the FitzSimons Action, various additional actions, stemming from the same facts and circumstances underlying the FitzSimons Action, and which also included the Subject Portfolio as defendant, were filed in multiple U.S. District Courts (collectively, the “State Law Constructive Fraudulent Transfer Cases”). The plaintiffs in the State Law Constructive Fraudulent Transfer Cases allege that these same share redemptions that were part of the LBO were constructively, as opposed to actually, fraudulent. Specifically, those suits assert that the LBO rendered the Tribune Company insolvent, that there was not reasonably equivalent value for the redemptions, and therefore the redemptions are voidable under constructive fraudulent transfer law.

Procedural History of the State Law Constructive Fraudulent Transfer Cases and the Fitzsimons Action

On November 6, 2012, the defendants submitted a threshold motion to dismiss the State Law Constructive Fraudulent Transfer Cases, which was granted on September 23, 2013. On December 20, 2013, the plaintiffs in the State Law Constructive Fraudulent Transfer Cases filed their appeal of the motion to dismiss with the Second Circuit Court of Appeals (the “Second Circuit”). On February 28, 2014, the defendants filed their response to the appeal and on April 11, 2014, the plaintiffs filed their response and reply brief. On April 25, 2014, the defendants filed their response to the response and reply brief. On November 5, 2014, the court heard oral arguments regarding the appeal. A verdict on the appeal is pending.

On November 20, 2013, the judge entered an order stating the Fitzsimons Action would remain with the New York Court. On May 23, 2014, a Motion to Dismiss the Fitzsimons Action, as it applies to the shareholder defendants, was filed. If the Motion to Dismiss is granted, the shareholder defendants, including the Subject Portfolio, will no longer be defendants in the Fitzsimons Action.

Potential Exposure

The Subject Portfolio’s potential exposure in the Fitzsimons Action, if the Motion to Dismiss is denied, as well as in the State Law Constructive Fraudulent Transfer Case, if the appeal is granted, is the value of all shares sold in conjunction with the LBO transaction ($18,125,400). The Subject Portfolio believes the claims raised in the actions are without merit and intends to vigorously defend against them.

NOTE 17 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and is required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and Sub-Adviser provide services to the Portfolios. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. In addition, in 2013, shareholders of each Portfolio approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would

62

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 17 — RESTRUCTURING PLAN (continued)

not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements. At that meeting, the Investment Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Portfolios will not be asked to vote again on these new agreements with the Investment Advisers and affiliated sub-adviser.

NOTE 18 — SUBSEQUENT EVENTS

On September 12, 2014, the Board approved a proposal to reorganize Global Resources (the “Disappearing Portfolio”) with and into Voya Global Value Advantage Portfolio, which is not included in this report (the “Reorganization”). The proposed Reorganization has been approved by the shareholders of the Disappearing Portfolio. It is expected that the Reorganization will take place on or about March 6, 2015.

Subsequent to the period end, the Board approved amendments to the Portfolios’ Valuation Procedures which changed the valuation methodology for investments in securities of sufficient credit quality, maturing in 60 days or less from amortized cost to a price provided by an independent pricing service.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

63

VOYA GLOBAL RESOURCES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.4%
		Canada: 8.7%
584,100		Alamos Gold, Inc.	$4,172,861	0.7
436,100		Barrick Gold Corp.	4,688,075	0.8
287,200	@	Dominion Diamond Corp.	5,159,118	0.9
355,494		GoldCorp, Inc.	6,583,749	1.2
2,123,200	@	Lundin Mining Corp.	10,453,352	1.8
372,200	@	MEG Energy Corp.	6,263,135	1.1
177,096	@	Seven Generations Energy Ltd.	2,666,043	0.5
242,100		Suncor Energy, Inc.	7,693,938	1.4
321,663		Other Securities	1,955,711	0.3
			49,635,982	8.7

		France: 1.6%
174,200	L	Total S.A. ADR	8,919,040	1.6

		Netherlands: 1.7%
145,342		Royal Dutch Shell PLC — Class A ADR	9,730,647	1.7

		Switzerland: 0.2%
3,434		Other Securities	1,313,078	0.2

		United Kingdom: 2.4%
356,600		Noble Corp. PLC	5,908,862	1.0
39,487	L	Randgold Resources Ltd. ADR	2,661,819	0.5
110,266		Rio Tinto PLC	5,082,948	0.9
			13,653,629	2.4

		United States: 80.8%
156,900		Albemarle Corp.	9,434,397	1.7
300,800		Anadarko Petroleum Corp.	24,816,000	4.4
193,300	@	C&J Energy Services, Inc.	2,553,493	0.4
10,500		CF Industries Holdings, Inc.	2,861,670	0.5
327,179		Chevron Corp.	36,702,940	6.5
53,200		Cimarex Energy Co.	5,639,200	1.0
482,400	@	Cobalt International Energy, Inc.	4,288,536	0.8
94,200	@	Concho Resources, Inc.	9,396,450	1.7
226,800		ConocoPhillips	15,662,808	2.8
229,000		Consol Energy, Inc.	7,742,490	1.4
283,100		Devon Energy Corp.	17,328,551	3.0
309,500		EOG Resources, Inc.	28,495,665	5.0
592,358		ExxonMobil Corp.	54,763,497	9.6
150,600	@	Flotek Industries, Inc.	2,820,738	0.5
222,300	@	Forum Energy Technologies, Inc.	4,608,279	0.8
466,878		Freeport-McMoRan, Inc.	10,906,270	1.9
141,228		Halliburton Co.	5,554,497	1.0
236,100		Hess Corp.	17,428,902	3.1
498,100	@, L	Laredo Petroleum, Inc.	5,155,335	0.9
115,500		Mosaic Co.	5,272,575	0.9

COMMON STOCK: (continued)
		United States: (continued)
292,300	@	Newfield Exploration Co.	$7,927,176	1.4
396,800		Occidental Petroleum Corp.	31,986,048	5.6
88,600		Oceaneering International, Inc.	5,210,566	0.9
115,300		Packaging Corp. of America	8,999,165	1.6
400,300		Patterson-UTI Energy, Inc.	6,640,977	1.2
276,200		Phillips 66	19,803,540	3.5
156,200		Range Resources Corp.	8,348,890	1.5
41,500		Royal Gold, Inc.	2,602,050	0.5
467,025		Schlumberger Ltd.	39,888,606	7.0
300,200		Steel Dynamics, Inc.	5,925,948	1.0
161,100	@	Stillwater Mining Co	2,374,614	0.4
163,600		Superior Energy Services	3,296,540	0.6
59,000		Union Pacific Corp.	7,028,670	1.2
129,200	@	Unit Corp.	4,405,720	0.8
200,900	L	US Silica Holdings, Inc.	5,161,121	0.9
338,700		Valero Energy Corp.	16,765,650	2.9
232,200	@	Whiting Petroleum Corp.	7,662,600	1.3
506,700		Other Securities(a)	3,432,311	0.6
			458,892,485	80.8

		Total Common Stock (Cost $577,774,133)	542,144,861	95.4

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.4%
	Securities Lending Collateralcc: 2.2%
2,940,416	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $2,940,431, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $2,999,224, due 01/01/15–09/01/49)	$2,940,416	0.5
619,015	Daiwa Capital Markets, Repurchase Agreement dated 12/31/14, 0.12%, due 01/02/15 (Repurchase Amount $619,019, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $631,395, due 06/01/17–03/01/48)	619,015	0.1

See Accompanying Notes to Financial Statements

64

VOYA GLOBAL RESOURCES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
2,940,416	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $2,940,429, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–8.875%, Market Value plus accrued interest $2,999,224, due 01/07/15–10/20/64)	$2,940,416	0.5
2,940,416	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $2,940,431, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.375%–7.250%, Market Value plus accrued interest $2,999,224, due 11/15/15–07/15/56)	2,940,416	0.5
2,940,416	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $2,940,440, collateralized by various U.S. Government Securities, 0.125%–2.500%, Market Value plus accrued interest $2,999,519, due 04/15/16–02/15/42)	2,940,416	0.6
		12,380,679	2.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.2%
12,561,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $12,561,000)	$12,561,000	2.2

	Total Short-Term Investments (Cost $24,941,679)	24,941,679	4.4

	Total Investments in Securities (Cost $602,715,812)	$567,086,540	99.8
	Assets in Excess of Other Liabilities	1,116,189	0.2
	Net Assets	$568,202,729	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

@	Non-income producing security.

ADR	American Depositary Receipt

cc	Represents securities purchased with cash collateral received for securities on loan.

L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $610,694,818.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$46,994,575
Gross Unrealized Depreciation	(90,602,853)
Net Unrealized Depreciation	$(43,608,278)

Industry Diversification	Percentage of Net Assets
Integrated Oil & Gas	27.9%
Oil & Gas Exploration & Production	25.0
Oil & Gas Equipment & Services	9.4
Oil & Gas Refining & Marketing	6.4
Gold	4.0
Diversified Metals & Mining	3.7
Materials	3.7
Oil & Gas Drilling	3.0
Energy	2.5
Paper Packaging	1.6
Oil & Gas Services	1.4
Coal & Consumable Fuels	1.4
Road & Rail	1.2
Fertilizers & Agricultural Chemicals	0.9
Mining	0.9
Retail	0.9
Metals & Mining	0.9
Precious Metals & Minerals	0.4
Machinery-Diversified	0.2
Short-Term Investments	4.4
Assets in Excess of Other Liabilities	0.2
Net Assets	100.0%

See Accompanying Notes to Financial Statements

65

VOYA GLOBAL RESOURCES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
Canada	$49,635,982	$—	$—	$49,635,982
France	8,919,040	—	—	8,919,040
Netherlands	9,730,647	—	—	9,730,647
Switzerland	—	1,313,078	—	1,313,078
United Kingdom	8,570,681	5,082,948	—	13,653,629
United States	458,892,485	—	—	458,892,485
Total Common Stock	535,748,835	6,396,026	—	542,144,861
Short-Term Investments	12,561,000	12,380,679	—	24,941,679
Total Investments, at fair value	$548,309,835	$18,776,705	$—	$567,086,540

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

66

VOYA LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Principal Amount†			Value	Percentage of Net Assets

Asset Backed Commercial Paper: 24.0%
21,450,000		Barton Capital LLC, 0.157%, due 01/05/15	$21,449,640	2.2
13,750,000	#	Barton Capital LLC, 0.181%, due 01/06/15	13,750,000	1.4
27,250,000		Concord Minutemen Capital Co., 0.200%, due 01/05/15	27,249,394	2.7
13,750,000		Concord Minutemen Capital Co., 0.305%, due 04/01/15	13,739,688	1.4
27,500,000		Crown Point Capital Co., 0.203%, due 01/06/15	27,499,236	2.8
13,500,000		Crown Point Capital Co., 0.305%, due 04/01/15	13,489,875	1.4
12,000,000		Jupiter Securitization Company LLC, 0.210%, due 02/04/15	11,997,620	1.2
10,200,000		Jupiter Securitization Company LLC, 0.213%, due 05/04/15	10,192,682	1.0
3,850,000		Jupiter Securitization Company LLC, 0.213%, due 06/01/15	3,846,609	0.4
12,100,000		Jupiter Securitization Company LLC, 0.271%, due 03/04/15	12,094,373	1.2
19,000,000	#	Old Line Funding LLC, 0.187%, due 01/02/15	19,000,000	1.9
9,000,000		Old Line Funding LLC, 0.210%, due 01/05/15	8,999,790	0.9
13,750,000		Old Line Funding LLC, 0.230%, due 01/08/15	13,749,385	1.4
32,500,000	#	Thunder Bay Funding LLC, 0.187%, due 01/16/15	32,500,000	3.3
8,250,000	#	Thunder Bay Funding LLC, 0.202%, due 01/10/15	8,250,000	0.8
250,000		Thunder Bay Funding LLC, 0.210%, due 02/20/15	249,927	0.0

		Total Asset Backed Commercial Paper (Cost $238,058,219)	238,058,219	24.0

Certificates of Deposit: 10.8%
18,000,000	#	Australia & New Zealand Banking Group Ltd., 0.338%, due 01/18/15	18,000,000	1.8
7,800,000	#	Barton Capital LLC, 0.214%, due 01/15/15	7,800,000	0.8
800,000		Skandinav Enskilda Bank NY, 0.240%, due 01/05/15	800,008	0.1
12,000,000		Standard Chartered Bank NY, 0.260%, due 04/01/15	12,000,000	1.2
11,000,000		Standard Chartered Bank, 0.500%, due 01/02/15	11,000,000	1.1
25,600,000		Sumitomo Mitsui Bank NY, 0.160%, due 01/02/15	25,600,000	2.6
15,000,000		Sumitomo Mitsui Bank NY, 0.160%, due 01/02/15	15,000,000	1.5
15,000,000		Svenska Handelsbanken NY, 0.175%, due 01/02/15	15,000,002	1.5
850,000		Svenska Handelsbanken NY, 0.205%, due 01/05/15	850,004	0.1
500,000		Svenska Handelsbanken NY, 0.205%, due 01/06/15	500,005	0.1

Certificates of Deposit: (continued)

		Total Certificates of Deposit (Cost $106,550,019)	$106,550,019	10.8

Financial Company Commercial Paper: 15.9%
626,000		ANZ National Int’l Ltd., 0.213%, due 04/01/15	625,671	0.1
2,150,000		Bank of Tokyo — Mitsubishi UFJ NY, 0.152%, due 01/05/15	2,149,964	0.2
34,750,000		Mitsubishi UFJ Trust and Banking NY, 0.173%, due 01/02/15	34,749,836	3.5
6,100,000		Mitsubishi UFJ Trust and Banking NY, 0.183%, due 01/05/15	6,099,878	0.6
20,150,000		Mizuho Funding LLC, 0.183%, due 01/06/15	20,149,496	2.0
14,250,000		Mizuho Funding LLC, 0.254%, due 02/20/15	14,245,052	1.4
3,000,000		Nordea Bank AB, 0.142%, due 01/05/15	2,999,953	0.3
1,750,000		Nordea Bank AB, 0.203%, due 02/02/15	1,749,689	0.2
600,000		Rabobank USA Finance Corp., 0.152%, due 01/05/15	599,990	0.1
2,250,000		Skandinaviska Enskilda Banken AB, 0.162%, due 02/03/15	2,249,670	0.2
5,500,000		Societe Generale, 0.122%, due 01/02/15	5,499,982	0.6
26,750,000		Societe Generale, 0.183%, due 02/02/15	26,745,722	2.7
8,000,000		Societe Generale, 0.223%, due 02/04/15	7,998,338	0.8
8,000,000		Standard Chartered Bank, 0.152%, due 01/05/15	7,999,867	0.8
2,450,000		Sumitomo Mitsui Banking, 0.183%, due 01/05/15	2,449,951	0.2
21,500,000		Toronto Dominion Bank Ltd., 0.132%, due 01/05/15	21,499,690	2.2

		Total Financial Company Commercial Paper (Cost $157,812,749)	157,812,749	15.9

Government Agency Debt: 15.2%
22,000,000		Federal Home Loan Bank Discount Notes, 0.051%, due 02/17/15	21,998,564	2.2
22,000,000		Federal Home Loan Bank Discount Notes, 0.064%, due 01/09/15	21,999,692	2.2
5,500,000		Federal Home Loan Bank Discount Notes, 0.091%, due 02/11/15	5,499,436	0.6
9,000,000		Federal Home Loan Bank Discount Notes, 0.096%, due 02/04/15	8,999,193	0.9
92,300,000		Federal Home Loan Bank Discount Notes, 0.096%, due 02/06/15	92,291,190	9.3

See Accompanying Notes to Financial Statements

67

VOYA LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

Government Agency Debt: (continued)

		Total Government Agency Debt (Cost $150,788,075)	$150,788,075	15.2

Other Instrument: 4.3%
42,558,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%, due 01/02/15	42,558,000	4.3

		Total Other Instrument (Cost $42,558,000)	42,558,000	4.3

Other Note: 19.0%
13,000,000	#	American Honda Finance, 1.450%, due 02/27/15	13,024,175	1.3
9,000,000		ANZ New Zealand Int’l/London, 1.129%, due 02/28/15	9,030,281	0.9
3,500,000	#	Australia & New Zealand Banking Group Ltd., 3.700%, due 01/13/15	3,503,873	0.4
8,000,000		Commonwealth Bank of Australia NY, 1.950%, due 03/16/15	8,024,978	0.8
6,000,000	#	Commonwealth Bank of Australia, 3.500%, due 03/19/15	6,040,122	0.6
5,750,000		Credit Suisse USA, Inc., 4.875%, due 01/15/15	5,759,622	0.6
10,000,000	#	Fosse Master Issuer PLC, 0.274%, due 01/16/15	10,000,000	1.0
3,250,000		General Electric Capital Corp., 2.150%, due 01/09/15	3,251,318	0.3
11,500,000		JPMorgan Chase Bank NA, 0.356%, due 01/22/15	11,500,000	1.2
10,850,000	#	Nordea Bank AB, 2.250%, due 03/20/15	10,895,324	1.1
900,000	#	Rabobank Nederland, 3.200%, due 03/11/15	904,871	0.1
24,000,000	#	Royal Bank of Canada, 0.408%, due 01/02/15	24,000,000	2.4
5,550,000	#	Standard Chartered PLC, 3.850%, due 04/27/15	5,607,960	0.6
24,000,000		Svenska Handelsbanken AB, 0.386%, due 01/04/15	24,000,000	2.4
1,350,000		Toyota Motor Credit Corp., 1.000%, due 02/17/15	1,351,279	0.1
27,150,000		Wells Fargo Bank NA, 0.380%, due 03/22/15	27,150,000	2.8
23,750,000		Westpac Banking Corp, 0.533%, due 01/28/15	23,750,000	2.4

		Total Other Note (Cost $187,793,803)	187,793,803	19.0

Other Repurchase Agreement: 1.1%
11,000,000		Morgan Stanley Repurchase Agreement dated 12/31/14, 0.07%, due 1/2/15, $11,000,043 to be received upon repurchase (Collateralized by $14,108,949, various US Govt Agency Oblig, 0.00%–5.375%, Market Value plus accrued interest $11,220,000 due 10/26/15–4/15/30)	$11,000,000	1.1

		Total Other Repurchase Agreement (Cost $11,000,000)	11,000,000	1.1

Treasury Debt: 9.8%
10,200,000		United States Treasury Bill, 0.024%, due 01/15/15	10,199,907	1.0
37,750,000		United States Treasury Bill, 0.045%, due 04/02/15	37,745,706	3.8
49,000,000		United States Treasury Bill, 0.073%, due 05/28/15	48,985,546	5.0

		Total Treasury Debt (Cost $96,931,159)	96,931,159	9.8

		Total Investments in Securities (Cost $991,492,024)	$991,492,024	100.1
		Liabilities in Excess of Other Assets	(1,030,935)	(0.1)
		Net Assets	$990,461,089	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Cost for federal income tax purposes is $991,492,189.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(165)
Net Unrealized Depreciation	$(165)

See Accompanying Notes to Financial Statements

68

VOYA LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Government Agency Debt	$—	$150,788,075	$—	$150,788,075
Other Instrument	42,558,000	—	—	42,558,000
Other Repurchase Agreement	—	11,000,000	—	11,000,000
Treasury Debt	—	96,931,159	—	96,931,159
Other Note	—	187,793,803	—	187,793,803
Financial Company Commercial Paper	—	157,812,749	—	157,812,749
Asset Backed Commercial Paper	—	238,058,219	—	238,058,219
Certificates of Deposit	—	106,550,019	—	106,550,019
Total Investments, at fair value	$42,558,000	$948,934,024	$—	$991,492,024

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Portfolio’s repurchase agreements by counterparty which are subject to offset under a MRA as of December 31, 2014:

Counterparty	Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Morgan Stanley	$11,000,000	$(11,000,000)	$—
Totals	$11,000,000	$(11,000,000)	$—

(1)	Collateral with a fair value of $11,220,000 has been pledged in connection with the above repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

69

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.9%
		Australia: 5.6%
891,017		Goodman Group	$4,115,506	1.2
2,945,641		Mirvac Group	4,261,020	1.2
1,073,166		Stockland	3,586,396	1.0
2,532,616		Other Securities	7,666,879	2.2
			19,629,801	5.6

		Canada: 0.9%
65,500		Other Securities(a)	3,028,916	0.9

		China: 0.5%
610,350		Other Securities	1,805,556	0.5

		France: 3.6%
89,925	L	Klepierre	3,861,226	1.1
20,687		Unibail-Rodamco SE	5,306,966	1.5
82,519		Other Securities	3,329,524	1.0
			12,497,716	3.6

		Germany: 1.8%
70,074	@	LEG Immobilien AG	5,220,089	1.5
44,600		Other Securities	1,052,105	0.3
			6,272,194	1.8

		Hong Kong: 6.7%
609,213		Hongkong Land Holdings Ltd.	4,104,590	1.2
590,400		Link Real Estate Investment Trust	3,696,352	1.0
621,200		Sun Hung Kai Properties Ltd.	9,411,460	2.7
3,480,600		Other Securities	6,318,843	1.8
			23,531,245	6.7

		Japan: 13.2%
691		Japan Real Estate Investment Corp.	3,329,428	0.9
1,968		Japan Retail Fund Investment Corp.	4,158,943	1.2
478,319		Mitsubishi Estate Co., Ltd.	10,078,600	2.9
443,682		Mitsui Fudosan Co., Ltd.	11,897,581	3.4
144,000		Sumitomo Realty & Development Co., Ltd.	4,905,959	1.4
209,972		Other Securities(a)	11,861,732	3.4
			46,232,243	13.2

		Luxembourg: 0.8%
131,168	@	GAGFAH SA	2,929,300	0.8

		Netherlands: 1.0%
315,533		Other Securities	3,413,198	1.0

		Singapore: 3.5%
2,162,800		CapitaCommercial Trust	2,855,443	0.8
1,539,800		CapitaLand Ltd.	3,828,483	1.1
1,937,000		Global Logistic Properties Ltd.	3,611,348	1.0
1,310,400		Other Securities	1,938,495	0.6
			12,233,769	3.5

COMMON STOCK: (continued)
		Sweden: 0.3%
94,667		Other Securities	$1,228,486	0.3

		Switzerland: 0.4%
17,962		Other Securities	1,545,865	0.4

		United Kingdom: 7.3%
470,619		British Land Co. PLC	5,675,044	1.6
75,710		Derwent Valley Holdings PLC	3,534,433	1.0
317,210		Great Portland Estates PLC	3,618,595	1.0
396,250		Hammerson PLC	3,710,854	1.1
399,066		Land Securities Group PLC	7,173,481	2.1
393,156		Other Securities	1,769,979	0.5
			25,482,386	7.3

		United States: 54.3%
376,900	@	American Realty Capital Properties, Inc.	3,410,945	1.0
51,125		AvalonBay Communities, Inc.	8,353,314	2.4
131,300		BioMed Realty Trust, Inc.	2,828,202	0.8
30,270		Boston Properties, Inc.	3,895,446	1.1
117,500		Brixmor Property Group, Inc.	2,918,700	0.8
282,300		DDR Corp.	5,183,028	1.5
138,900		Douglas Emmett, Inc.	3,944,760	1.1
230,800		Duke Realty Corp.	4,662,160	1.3
165,700		Equity Residential	11,903,888	3.4
31,270		Essex Property Trust, Inc.	6,460,382	1.8
280,982		General Growth Properties, Inc.	7,904,024	2.3
150,000		Health Care Real Estate Investment Trust, Inc.	11,350,500	3.2
97,900		Healthcare Realty Trust, Inc.	2,674,628	0.8
108,400	@	Hilton Worldwide Holdings, Inc.	2,828,156	0.8
405,121		Host Hotels & Resorts, Inc.	9,629,726	2.8
83,100		Kilroy Realty Corp.	5,739,717	1.6
152,800		Kimco Realty Corp.	3,841,392	1.1
63,465		Macerich Co.	5,293,616	1.5
175,000	@	Paramount Group, Inc.	3,253,250	0.9
51,500		Post Properties, Inc.	3,026,655	0.9
231,497		ProLogis, Inc.	9,961,316	2.8
24,844		Public Storage, Inc.	4,592,413	1.3
74,281		Simon Property Group, Inc.	13,527,313	3.9
67,400		SL Green Realty Corp.	8,021,948	2.3
305,200		Spirit Realty Capital, Inc.	3,628,828	1.0
200,475		UDR, Inc.	6,178,640	1.8
70,831		Vornado Realty Trust	8,337,517	2.4
1,172,825		Other Securities	27,032,031	7.7
			190,382,495	54.3

		Total Common Stock (Cost $238,874,703)	350,213,170	99.9

See Accompanying Notes to Financial Statements

70

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Shares		Value	Percentage of Net Assets

WARRANTS: 0.0%
	Hong Kong: 0.0%
24,750	Other Securities	$62,556	0.0

	Total Warrants (Cost $7,661)	62,556	0.0

	Total Long-Term Investments (Cost $238,882,364)	350,275,726	99.9

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.5%
	Securities Lending Collateralcc: 2.0%
1,634,523	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,634,531, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $1,667,213, due 01/01/15–09/01/49)	1,634,523	0.5
1,634,523	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $1,634,536, collateralized by various U.S. Government Securities, 0.625%–3.125%, Market Value plus accrued interest $1,667,214, due 09/30/17–02/15/42)	1,634,523	0.5
344,093	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $344,095, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–8.875%, Market Value plus accrued interest $350,975, due 01/07/15–10/20/64)	344,093	0.1
1,634,523	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,634,531, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%–7.250%, Market Value plus accrued interest $1,667,214, due 11/15/15–07/15/56)	1,634,523	0.5

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
1,634,523	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $1,634,536, collateralized by various U.S. Government Securities, 0.125%–2.500%, Market Value plus accrued interest $1,667,377, due 04/15/16–02/15/42)	$1,634,523	0.4
		6,882,185	2.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.5%
1,799,396	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $1,799,396)	1,799,396	0.5

	Total Short-Term Investments (Cost $8,681,581)	8,681,581	2.5

	Total Investments in Securities (Cost $247,563,945)	$358,957,307	102.4
	Liabilities in Excess of Other Assets	(8,353,770)	(2.4)
	Net Assets	$350,603,537	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

@	Non-income producing security.

cc	Represents securities purchased with cash collateral received for securities on loan.

L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $273,067,429.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$105,448,784
Gross Unrealized Depreciation	(19,558,906)
Net Unrealized Appreciation	$85,889,878

See Accompanying Notes to Financial Statements

71

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

REIT Diversification	Percentage of Net Assets
Retail REITs	21.7%
Diversified REITs	15.4
Diversified Real Estate Activities	13.7
Residential REITs	12.5
Office REITs	11.9
Real Estate Operating Companies	6.3
Specialized REITs	5.9
Industrial REITs	5.0
Hotels, Resorts & Cruise Lines	4.8
Real Estate Services	2.2
Real Estate Development	0.5
Assets in Excess of Other Liabilities*	0.1
Net Assets	100.0%

*	Includes short-term investments.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$19,629,801	$—	$19,629,801
Canada	3,028,916	—	—	3,028,916
China	—	1,805,556	—	1,805,556
France	1,265,272	11,232,444	—	12,497,716
Germany	—	6,272,194	—	6,272,194
Hong Kong	3,696,352	19,834,893	—	23,531,245
Japan	—	46,232,243	—	46,232,243
Luxembourg	—	2,929,300	—	2,929,300
Netherlands	1,186,277	2,226,921	—	3,413,198
Singapore	—	12,233,769	—	12,233,769
Sweden	—	1,228,486	—	1,228,486
Switzerland	—	1,545,865	—	1,545,865
United Kingdom	1,071,048	24,411,338	—	25,482,386
United States	190,382,495	—	—	190,382,495
Total Common Stock	200,630,360	149,582,810	—	350,213,170
Warrants	62,556	—	—	62,556
Short-Term Investments	1,799,396	6,882,185	—	8,681,581
Total Investments, at fair value	$202,492,312	$156,464,995	$—	$358,957,307

(1)	For the year ended December 31, 2014, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2014, securities valued at $4,559,943 were transferred from Level 2 to Level 1 within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

72

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(1,008)
Total	$(1,008)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(465)
Total	$(465)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

73

VY® FMR® DIVERSIFIED MID CAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

COMMON STOCK: 100.2%
		Consumer Discretionary: 17.5%
140,800	@	Dollar Tree, Inc.	$9,909,504	0.9
108,351	@	G-III Apparel Group Ltd.	10,944,534	1.0
93,500		Hanesbrands, Inc.	10,436,470	0.9
180,450	@	Jarden Corp.	8,639,946	0.8
184,700		Lennar Corp.	8,276,407	0.8
100,099		McGraw-Hill Cos., Inc.	8,906,809	0.8
6,163	@	NVR, Inc.	7,859,859	0.7
59,819		Polaris Industries, Inc.	9,047,026	0.8
128,322		Wyndham Worldwide Corp.	11,004,895	1.0
2,372,410		Other Securities	108,170,906	9.8
			193,196,356	17.5

		Consumer Staples: 3.4%
84,963		CVS Caremark Corp.	8,182,786	0.7
98,932		Dr Pepper Snapple Group, Inc.	7,091,446	0.7
465,544		Other Securities	22,205,503	2.0
			37,479,735	3.4

		Energy: 3.5%
876,529		Other Securities(a)	38,190,971	3.5

		Financials: 14.7%
68,800		Ameriprise Financial, Inc.	9,098,800	0.8
321,986	@	CBRE Group, Inc.	11,028,021	1.0
70,309		Jones Lang LaSalle, Inc.	10,541,428	1.0
156,501		Marsh & McLennan Cos., Inc.	8,958,117	0.8
135,800		Principal Financial Group, Inc.	7,053,452	0.6
805,900	@	SLM Corp.	8,212,121	0.8
3,513,989		Other Securities	107,012,097	9.7
			161,904,036	14.7

		Health Care: 13.3%
30,561	@	Actavis PLC	7,866,707	0.7
590,865	@	Boston Scientific Corp.	7,828,961	0.7
158,998		Cardinal Health, Inc.	12,835,909	1.2
102,900	@	DaVita, Inc.	7,793,646	0.7
104,910	@	HCA Holdings, Inc.	7,699,345	0.7
263,700	@	Hologic, Inc.	7,051,338	0.6
48,632	@	Jazz Pharmaceuticals PLC	7,962,517	0.7
52,044		McKesson Corp.	10,803,293	1.0
130,430		Omnicare, Inc.	9,512,260	0.9
172,200		Steris Corp.	11,167,170	1.0
138,362		Teva Pharmaceutical Industries Ltd. ADR	7,957,199	0.7
73,357		Thermo Fisher Scientific, Inc.	9,190,899	0.8
854,740		Other Securities	39,378,388	3.6
			147,047,632	13.3

		Industrials: 17.3%
193,335		Con-way, Inc.	9,508,215	0.8
119,908		Curtiss-Wright Corp.	8,464,306	0.8
69,143		FedEx Corp.	12,007,373	1.1

COMMON STOCK: (continued)
		Industrials: (continued)
71,900		Snap-On, Inc.	$9,831,606	0.9
199,736	@	Spirit Airlines, Inc.	15,096,047	1.4
303,142		Textron, Inc.	12,765,310	1.1
2,261,324		Other Securities	123,771,222	11.2
			191,444,079	17.3

		Information Technology: 25.1%
30,505	@	Alliance Data Systems Corp.	8,725,955	0.8
412,400	@	Cadence Design Systems, Inc.	7,823,228	0.7
244,439		CDW Corp./DE	8,596,920	0.8
204,300	@	Electronic Arts, Inc.	9,605,165	0.9
156,948	@	Euronet Worldwide, Inc.	8,616,445	0.8
72,491	@	F5 Networks, Inc.	9,457,538	0.9
187,180		Fidelity National Information Services, Inc.	11,642,596	1.0
129,922	@	Fiserv, Inc.	9,220,564	0.8
50,168	@	FleetCor Technologies, Inc.	7,460,483	0.7
410,518	@	Freescale Semiconductor Holdings Ltd.	10,357,369	0.9
160,441		Global Payments, Inc.	12,952,402	1.2
164,749	@	NXP Semiconductor NV	12,586,824	1.1
867,296	@	PMC — Sierra, Inc.	7,944,432	0.7
281,143		Total System Services, Inc.	9,547,616	0.9
5,693,555		Other Securities(a)	142,537,872	12.9
			277,075,409	25.1

		Materials: 4.4%
171,628		Cytec Industries, Inc.	7,924,065	0.7
2,206,024		Other Securities	40,960,910	3.7
			48,884,975	4.4

		Telecommunication Services: 0.2%
43,800		Other Securities	2,048,964	0.2

		Utilities: 0.8%
243,922		Other Securities	8,931,188	0.8

		Total Common Stock (Cost $978,469,350)	1,106,203,345	100.2

PREFERRED STOCK: 0.1%
		Financials: 0.1%
49,856		Other Securities	1,315,201	0.1

		Total Preferred Stock (Cost $1,030,152)	1,315,201	0.1

WARRANTS: 0.0%
		Energy: 0.0%
22,657		Other Securities	2,427	0.0

		Total Warrants (Cost $— )	2,427	0.0

		Total Long-Term Investments (Cost $979,499,502)	1,107,520,973	100.3

See Accompanying Notes to Financial Statements

74

VY® FMR® DIVERSIFIED MID CAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.2%
	Securities Lending Collateralcc: 0.2%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,000,005, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $1,020,000, due 01/01/15–09/01/49)	$1,000,000	0.1
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $1,000,008, collateralized by various U.S. Government Securities, 0.625%–3.125%, Market Value plus accrued interest $1,020,000, due 09/30/17–02/15/42)	1,000,000	0.1
655,718	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $655,721, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.375%–7.250%, Market Value plus accrued interest $668,832, due 11/15/15–07/15/56)	655,718	0.0
		2,655,718	0.2

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)

	Total Short-Term Investments (Cost $2,655,718)	$2,655,718	0.2

	Total Investments in Securities (Cost $982,155,220)	$1,110,176,691	100.5
	Liabilities in Excess of Other Assets	(5,360,402)	(0.5)
	Net Assets	$1,104,816,289	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security.

ADR	American Depositary Receipt

cc	Represents securities purchased with cash collateral received for securities on loan.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $986,228,973.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$154,245,825
Gross Unrealized Depreciation	(30,298,107)
Net Unrealized Appreciation	$123,947,718

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$191,958,615	$1,237,741	$—	$193,196,356
Consumer Staples	37,421,700	58,035	—	37,479,735
Energy	38,190,971	—	—	38,190,971
Financials	158,179,182	3,724,854	—	161,904,036
Health Care	147,047,632	—	—	147,047,632
Industrials	190,606,509	837,570	—	191,444,079
Information Technology	276,087,181	988,228	—	277,075,409
Materials	48,884,975	—	—	48,884,975
Telecommunication Services	2,048,964	—	—	2,048,964
Utilities	8,931,188	—	—	8,931,188
Total Common Stock	1,099,356,917	6,846,428	—	1,106,203,345

See Accompanying Notes to Financial Statements

75

VY® FMR® DIVERSIFIED MID CAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table (continued)
Preferred Stock	$—	$1,315,201	$—	$1,315,201
Warrants	—	2,427	—	2,427
Short-Term Investments	—	2,655,718	—	2,655,718
Total Investments, at fair value	$1,099,356,917	$10,819,774	$—	$1,110,176,691

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(857)
Total	$(857)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(1,010)
Total	$(1,010)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

76

VY® INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.6%
		Consumer Discretionary: 10.6%
242,586		Carnival Corp.	$10,996,423	1.8
180,540		Comcast Corp. — Class A	10,473,125	1.7
206,311		General Motors Co.	7,202,317	1.1
146,092		Target Corp.	11,089,844	1.8
47,442		Time Warner Cable, Inc.	7,214,031	1.1
53,418		Time Warner, Inc.	4,562,966	0.7
128,639		Viacom — Class B	9,680,085	1.5
135,085		Other Securities(a)	5,449,676	0.9
			66,668,467	10.6

		Consumer Staples: 5.7%
139,852		Archer-Daniels-Midland Co.	7,272,304	1.2
205,734		Mondelez International, Inc.	7,473,287	1.2
77,208		Philip Morris International, Inc.	6,288,592	1.0
86,102		Procter & Gamble Co.	7,843,031	1.2
142,884		Other Securities	6,614,854	1.1
			35,492,068	5.7

		Energy: 10.8%
113,783		Apache Corp.	7,130,781	1.1
133,008		Baker Hughes, Inc.	7,457,759	1.2
220,610	L	Canadian Natural Resources Ltd.	6,820,719	1.1
68,591		ExxonMobil Corp.	6,341,238	1.0
76,398		Occidental Petroleum Corp.	6,158,443	1.0
490,522		Royal Dutch Shell PLC — Class A	16,370,169	2.6
155,684		Total S.A.	7,976,026	1.3
188,898		Other Securities	9,152,438	1.5
			67,407,573	10.8

		Financials: 29.2%
66,831		Aon PLC	6,337,584	1.0
788,946		Bank of America Corp.	14,114,244	2.2
261,794		Charles Schwab Corp.	7,903,561	1.3
520,949		Citigroup, Inc.	28,188,550	4.5
141,977		Comerica, Inc.	6,650,203	1.0
35,710		Goldman Sachs Group, Inc.	6,921,669	1.1
476,630		JPMorgan Chase & Co.	29,827,505	4.8
150,097		Marsh & McLennan Cos., Inc.	8,591,552	1.4
432,367		Morgan Stanley	16,775,840	2.7
100,217		Northern Trust Corp.	6,754,626	1.1
121,432		PNC Financial Services Group, Inc.	11,078,241	1.8
120,113		State Street Corp.	9,428,871	1.5
959,212		Other Securities	29,940,357	4.8
			182,512,803	29.2

COMMON STOCK: (continued)
		Health Care: 13.1%
55,030		Amgen, Inc.	$8,765,729	1.4
51,707		Anthem, Inc.	6,498,019	1.0
125,778		Eli Lilly & Co.	8,677,424	1.4
166,254		Merck & Co., Inc.	9,441,565	1.5
8,757		Novartis AG ADR	811,423	0.1
99,537		Novartis AG	9,231,407	1.5
150,384		Teva Pharmaceutical Industries Ltd. ADR	8,648,584	1.4
79,710		UnitedHealth Group, Inc.	8,057,884	1.3
372,264		Other Securities	21,586,273	3.5
			81,718,308	13.1

		Industrials: 8.1%
78,420		Caterpillar, Inc.	7,177,783	1.2
45,664		General Dynamics Corp.	6,284,280	1.0
717,096		General Electric Co.	18,121,016	2.9
120,677		Ingersoll-Rand PLC — Class A	7,649,715	1.2
147,857		Tyco International Plc	6,485,008	1.0
133,733		Other Securities	4,845,146	0.8
			50,562,948	8.1

		Information Technology: 15.1%
93,453	@	Adobe Systems, Inc.	6,794,033	1.1
179,207		Amdocs Ltd.	8,360,902	1.3
435,177		Applied Materials, Inc.	10,844,611	1.7
143,398		Broadcom Corp.	6,213,435	1.0
309,131		Cisco Systems, Inc.	8,598,479	1.4
341,277		Corning, Inc.	7,825,482	1.3
174,870	@	eBay, Inc.	9,813,704	1.6
231,110		Intel Corp.	8,386,982	1.3
179,008		Microsoft Corp.	8,314,922	1.3
361,501		Symantec Corp.	9,274,308	1.5
205,004		Other Securities	10,196,195	1.6
			94,623,053	15.1

		Materials: 1.1%
224,446		Other Securities	6,714,006	1.1

		Telecommunication Services: 2.5%
1,771,165		Other Securities	15,855,951	2.5

		Utilities: 1.4%
198,969		Other Securities	9,104,626	1.4

		Total Common Stock (Cost $444,279,108)	610,659,803	97.6

See Accompanying Notes to Financial Statements

77

VY® INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.4%
	Securities Lending Collateralcc: 0.1%
177,479	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $177,480, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $181,028, due 01/01/15–09/01/49)	$177,479	0.1
853	Citigroup, Inc., Repurchase Agreement dated 12/31/14, 0.00%, due 01/02/15 (Repurchase Amount $853, collateralized by various U.S. Government and U.S. Government Agency Obligations, 1.375%–8.000%, Market Value plus accrued interest $870, due 12/15/17–07/15/51)	853	0.0
		178,332	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.3%
20,816,176	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $20,816,176)	$20,816,176	3.3

	Total Short-Term Investments (Cost $20,994,508)	20,994,508	3.4

	Total Investments in Securities (Cost $465,273,616)	$631,654,311	101.0
	Liabilities in Excess of Other Assets	(6,051,147)	(1.0)
	Net Assets	$625,603,164	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

@	Non-income producing security.

ADR	American Depositary Receipt

cc	Represents securities purchased with cash collateral received for securities on loan.

L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $466,440,792.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$176,950,880
Gross Unrealized Depreciation	(11,737,361)
Net Unrealized Appreciation	$165,213,519

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$66,668,467	$—	$—	$66,668,467
Consumer Staples	35,492,068	—	—	35,492,068
Energy	43,061,378	24,346,195	—	67,407,573
Financials	182,512,803	—	—	182,512,803
Health Care	66,848,266	14,870,042	—	81,718,308
Industrials	50,562,948	—	—	50,562,948
Information Technology	94,623,053	—	—	94,623,053
Materials	6,714,006	—	—	6,714,006
Telecommunication Services	10,929,211	4,926,740	—	15,855,951
Utilities	9,104,626	—	—	9,104,626
Total Common Stock	566,516,826	44,142,977	—	610,659,803
Short-Term Investments	20,816,176	178,332	—	20,994,508
Total Investments, at fair value	$587,333,002	$44,321,309	$—	$631,654,311

See Accompanying Notes to Financial Statements

78

VY® INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$1,131,846	$—	$1,131,846
Total Assets	$587,333,002	$45,453,155	$—	$632,786,157
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(36,228)	$—	$(36,228)
Total Liabilities	$—	$(36,228)	$—	$(36,228)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2014, the following forward foreign currency contracts were outstanding for VY® Invesco Growth and Income Portfolio:

Counterparty	Currency	Contract Amount	Buy/ Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Bank of New York	Israeli New Shekel	12,530,983	Sell	01/09/15	$3,195,701	$3,212,641	$(16,940)
The Bank of New York	Canadian Dollar	5,442,708	Sell	01/09/15	4,778,036	4,683,997	94,039
The Bank of New York	EU Euro	7,490,258	Sell	01/09/15	9,346,044	9,064,301	281,743
The Bank of New York	Swiss Franc	3,792,836	Sell	01/09/15	3,937,500	3,815,411	122,089
The Bank of New York	British Pound	4,996,078	Sell	01/09/15	7,853,385	7,786,480	66,905
State Street Bank	Israeli New Shekel	12,575,085	Sell	01/09/15	3,204,660	3,223,948	(19,288)
State Street Bank	British Pound	4,998,663	Sell	01/09/15	7,859,548	7,790,509	69,039
State Street Bank	Canadian Dollar	5,457,965	Sell	01/09/15	4,791,429	4,697,126	94,303
State Street Bank	EU Euro	7,500,596	Sell	01/09/15	9,359,056	9,076,812	282,244
State Street Bank	Swiss Franc	3,800,767	Sell	01/09/15	3,944,873	3,823,389	121,484
							$1,095,618

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,131,846
Total Asset Derivatives		$1,131,846
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$36,228
Total Liability Derivatives		$36,228

See Accompanying Notes to Financial Statements

79

VY® INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$4,866,045
Total	$4,866,045

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$1,538,819
Total	$1,538,819

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2014:

	State Street Bank	The Bank of New York	Totals
Assets:
Forward foreign currency contracts	$567,070	$564,776	$1,131,846
Total Assets	$567,070	$564,776	$1,131,846
Liabilities:
Forward foreign currency contracts	$19,288	$16,940	$36,228
Total Liabilities	$19,288	$16,940	$36,228

Net OTC derivative instruments by counterparty, at fair value	$547,782	$547,836	1,095,618

Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$547,782	$547,836	$1,095,618

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

80

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.6%
		Australia: 0.6%
638,146		Other Securities	$4,092,168	0.6

		Brazil: 6.2%
1,086,855		Ambev SA ADR	6,760,238	1.1
1,424,790		CCR SA	8,259,730	1.3
405,850		Ultrapar Participacoes SA	7,855,309	1.2
1,433,135		Other Securities(a)	16,588,661	2.6
			39,463,938	6.2

		China: 7.8%
65,890	@	Baidu.com ADR	15,020,943	2.4
979,100		Tencent Holdings Ltd.	14,166,530	2.2
18,773,640		Other Securities(a)	20,574,543	3.2
			49,762,016	7.8

		Hong Kong: 4.5%
3,676,400		AIA Group Ltd.	20,277,066	3.2
132,800		Jardine Matheson Holdings Ltd.	8,060,960	1.3
			28,338,026	4.5

		India: 17.8%
359,410		HDFC Bank Ltd. ADR	18,240,058	2.9
1,061,645		Housing Development Finance Corp.	19,037,796	3.0
369,868	L	Infosys Ltd. ADR	11,636,047	1.8
2,513,140		ITC Ltd.	14,639,965	2.3
362,240		Kotak Mahindra Bank Ltd.	7,213,841	1.1
203,590		Mahindra & Mahindra Financial Services Ltd.	1,058,706	0.2
263,080		Mahindra & Mahindra Ltd.	5,121,852	0.8
473,846		Tata Consultancy Services Ltd.	19,204,191	3.0
1,708,200		Other Securities	16,951,786	2.7
			113,104,242	17.8

		Indonesia: 5.3%
16,435,400		Astra International Tbk PT	9,801,818	1.6
10,288,700		Bank Rakyat Indonesia	9,671,178	1.5
6,487,600		Semen Gresik Persero Tbk PT	8,469,612	1.3
5,377,000		Other Securities	5,703,587	0.9
			33,646,195	5.3

		Macau: 2.9%
2,274,400		Sands China Ltd.	11,072,110	1.7
2,616,400	L	Wynn Macau Ltd.	7,299,372	1.2
			18,371,482	2.9

		Mexico: 2.3%
2,386,000		Fibra Uno Administracion SA de CV	7,031,655	1.1
1,990,440		Other Securities	7,721,904	1.2
			14,753,559	2.3

		Panama: 1.2%
70,940		Copa Holdings S.A.	7,352,222	1.2

COMMON STOCK: (continued)
		Peru: 1.4%
56,340		Credicorp Ltd.	$9,024,541	1.4

		Poland: 0.4%
258,873		Other Securities	2,770,000	0.4

		Russia: 4.6%
216,000		Lukoil OAO ADR	8,283,600	1.3
21,530		Magnit OAO	3,402,817	0.6
145,430		Magnit PJSC GDR	6,572,414	1.0
5,108,826		Other Securities	10,895,787	1.7
			29,154,618	4.6

		South Africa: 16.7%
195,620		Aspen Pharmacare Holdings Ltd.	6,824,417	1.1
517,168		Bidvest Group Ltd.	13,520,777	2.1
2,315,940		FirstRand Ltd.	10,067,872	1.6
2,283,350		Life Healthcare Group Holdings Ltd.	8,435,035	1.3
497,870		Mr Price Group Ltd.	10,071,355	1.6
715,382		MTN Group Ltd.	13,608,378	2.1
633,694		Remgro Ltd.	13,863,133	2.2
680,019		Shoprite Holdings Ltd.	9,841,744	1.6
1,668,100		Woolworths Holdings Ltd./South Africa	11,062,398	1.7
342,860		Other Securities(a)	8,852,069	1.4
			106,147,178	16.7

		South Korea: 3.8%
52,347		Hyundai Motor Co.	7,996,325	1.3
189,200		Kia Motors Corp.	8,990,025	1.4
6,001		Samsung Electronics Co., Ltd.	7,214,669	1.1
			24,201,019	3.8

		Taiwan: 8.1%
1,529,200		Delta Electronics, Inc.	9,036,405	1.4
470,000		MediaTek, Inc.	6,832,592	1.1
1,145,000		President Chain Store Corp.	8,843,778	1.4
872,530	L	Siliconware Precision Industries Co. ADR ADR	6,587,602	1.0
1,500,223		Taiwan Semiconductor Manufacturing Co., Ltd.	6,609,190	1.1
593,621		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	13,285,238	2.1
			51,194,805	8.1

		Thailand: 6.7%
1,021,800	L	Advanced Info Service PCL	7,748,482	1.2
1,291,900		Kasikornbank PCL	8,935,091	1.4
572,800	L	Siam Cement PCL	7,774,953	1.2
1,747,600		Siam Commercial Bank PCL	9,625,227	1.5
2,891,400	L	Total Access Communication PCL	8,425,822	1.4
			42,509,575	6.7

See Accompanying Notes to Financial Statements

81

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Turkey: 4.5%
2,093,605	KOC Holding AS	$11,071,889	1.7
2,039,204	Turkiye Garanti Bankasi A/S	8,191,760	1.3
937,089	Other Securities	9,247,498	1.5
		28,511,147	4.5

	United Kingdom: 2.3%
198,630	SABMiller PLC	10,354,835	1.6
242,630	Other Securities	4,489,744	0.7
		14,844,579	2.3

	United States: 0.5%
87,970	Other Securities	3,387,725	0.5

	Total Common Stock (Cost $575,994,786)	620,629,035	97.6

PREFERRED STOCK: 1.2%
	Brazil: 1.2%
483,811	Itau Unibanco Holding S.A.	6,297,442	1.0
1,154,320	Other Securities	1,446,048	0.2

	Total Preferred Stock (Cost $10,230,954)	7,743,490	1.2

	Total Long-Term Investments (Cost $586,225,740)	628,372,525	98.8

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.3%
	Securities Lending Collateralcc: 3.3%
4,943,257	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $4,943,281, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $5,042,122, due 01/01/15–09/01/49)	4,943,257	0.8
1,040,628	Daiwa Capital Markets, Repurchase Agreement dated 12/31/14, 0.12%, due 01/02/15 (Repurchase Amount $1,040,635, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,061,441, due 06/01/17–03/01/48)	1,040,628	0.1

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
4,943,257	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $4,943,279, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–8.875%, Market Value plus accrued interest $5,042,122, due 01/07/15–10/20/64)	$4,943,257	0.8
4,943,257	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $4,943,281, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%–7.250%, Market Value plus accrued interest $5,042,122, due 11/15/15–07/15/56)	4,943,257	0.8
4,943,257	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $4,943,298, collateralized by various U.S. Government Securities, 0.125%–2.500%, Market Value plus accrued interest $5,042,618, due 04/15/16–02/15/42)	4,943,257	0.8
		20,813,656	3.3

	Total Short-Term Investments (Cost $20,813,656)	20,813,656	3.3

	Total Investments in Securities (Cost $607,039,396)	$649,186,181	102.1
	Liabilities in Excess of Other Assets	(13,490,439)	(2.1)
	Net Assets	$635,695,742	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Represents securities purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements

82

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $608,069,581.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$102,743,935
Gross Unrealized Depreciation	(61,627,335)
Net Unrealized Appreciation	$41,116,600

Sector Diversification	Percentage of Net Assets
Financials	25.4%
Information Technology	19.0
Consumer Discretionary	14.0
Consumer Staples	11.4%
Industrials	9.5
Materials	5.9
Telecommunication Services	5.3
Energy	4.3
Health Care	3.3
Utilities	0.7
Short-Term Investments	3.3
Liabilities in Excess of Other Assets	(2.1)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$4,092,168	$—	$4,092,168
Brazil	39,463,938	—	—	39,463,938
China	23,032,028	26,729,988	—	49,762,016
Hong Kong	8,060,960	20,277,066	—	28,338,026
India	49,080,296	64,023,946	—	113,104,242
Indonesia	—	33,646,195	—	33,646,195
Macau	—	18,371,482	—	18,371,482
Mexico	14,753,559	—	—	14,753,559
Panama	7,352,222	—	—	7,352,222
Peru	9,024,541	—	—	9,024,541
Poland	—	2,770,000	—	2,770,000
Russia	10,889,520	18,265,098	—	29,154,618
South Africa	—	106,147,178	—	106,147,178
South Korea	—	24,201,019	—	24,201,019
Taiwan	19,872,840	31,321,965	—	51,194,805
Thailand	—	42,509,575	—	42,509,575
Turkey	—	28,511,147	—	28,511,147
United Kingdom	—	14,844,579	—	14,844,579
United States	3,387,725	—	—	3,387,725
Total Common Stock	184,917,629	435,711,406	—	620,629,035
Preferred Stock	7,743,490	—	—	7,743,490
Short-Term Investments	—	20,813,656	—	20,813,656
Total Investments, at fair value	$192,661,119	$456,525,062	$—	$649,186,181

(1)	For the year ended December 31, 2014, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2014, securities valued at $7,732,237 and $28,825,885 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

83

VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.8%
		France: 9.9%
2,856		Hermes International	$1,017,112	0.2
58,556		LVMH Moet Hennessy Louis Vuitton S.A.	9,275,395	2.1
98,516		Pernod Ricard SA	10,948,867	2.4
84,476		Publicis Groupe	6,058,245	1.4
185,706		Sanofi	16,930,947	3.8
			44,230,566	9.9

		Germany: 2.8%
176,811		SAP SE	12,346,457	2.8

		Italy: 0.8%
566,796		Davide Campari-Milano S.p.A.	3,537,901	0.8

		Japan: 0.9%
145,000		Japan Tobacco, Inc.	3,990,804	0.9

		Netherlands: 0.5%
99,016		Reed Elsevier NV	2,364,569	0.5

		Switzerland: 9.7%
592,288		Nestle S.A.	43,178,396	9.7

		United Kingdom: 31.3%
761,342		British American Tobacco PLC	41,257,924	9.2
708,456		Diageo PLC	20,295,233	4.5
575,998		Experian PLC	9,709,592	2.2
130,615		Imperial Tobacco Group PLC	5,749,617	1.3
362,379	@	Indivior PLC	843,819	0.2
362,379		Reckitt Benckiser PLC	29,350,553	6.6
139,677		Reed Elsevier PLC	2,385,964	0.5
743,402		Unilever PLC	30,203,131	6.8
			139,795,833	31.3

		United States: 41.9%
55,719		3M Co.	9,155,746	2.1
240,008		Accenture PLC	21,435,114	4.8
57,361		Intuit, Inc.	5,288,110	1.2
24,905		Mead Johnson Nutrition Co.	2,503,949	0.6
482,340		Microsoft Corp.	22,404,693	5.0
445,331		Mondelez International, Inc.	16,176,648	3.6

COMMON STOCK: (continued)
		United States: (continued)
46,243		Moody’s Corp.	$4,430,542	1.0
92,719		Nike, Inc.	8,914,932	2.0
236,875		Philip Morris International, Inc.	19,293,469	4.3
232,231		Procter & Gamble Co.	21,153,922	4.7
246,395		Time Warner, Inc.	21,047,061	4.7
270,360		Twenty-First Century Fox, Inc. Class B	9,973,580	2.2
69,094		Visa, Inc.	18,116,447	4.1
76,330		Walt Disney Co.	7,189,523	1.6
			187,083,736	41.9

		Total Common Stock (Cost $351,200,872)	436,528,262	97.8
		Assets in Excess of Other Liabilities	9,939,978	2.2
		Net Assets	$446,468,240	100.0

@	Non-income producing security.

Cost for federal income tax purposes is $351,664,020.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$90,577,212
Gross Unrealized Depreciation	(5,712,970)
Net Unrealized Appreciation	$84,864,242

Industry Diversification	Percentage of Net Assets
Food Products	20.7%
Agriculture	15.6
Software	9.0
Beverages	6.9
Media	6.9
Household Products/Wares	6.6
IT Services	4.8
Household Products	4.7
Apparel	4.3
Industrials	4.3
Diversified Financial Services	4.1
Consumer Discretionary	4.0
Pharmaceuticals	4.0
Financials	1.0
Consumer Staples	0.9
Assets in Excess of Other Liabilities	2.2
Net Assets	100.0%

See Accompanying Notes to Financial Statements

84

VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
France	$—	$44,230,566	$—	$44,230,566
Germany	—	12,346,457	—	12,346,457
Italy	—	3,537,901	—	3,537,901
Japan	—	3,990,804	—	3,990,804
Netherlands	—	2,364,569	—	2,364,569
Switzerland	—	43,178,396	—	43,178,396
United Kingdom	843,819	138,952,014	—	139,795,833
United States	187,083,736	—	—	187,083,736
Total Common Stock	187,927,555	248,600,707	—	436,528,262
Total Investments, at fair value	$187,927,555	$248,600,707	$—	$436,528,262

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

85

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

COMMON STOCK: 64.1%
		Consumer Discretionary: 7.6%
242,879	@	Autozone, Inc.	$150,368,818	2.7
800,800		Delphi Automotive PLC	58,234,176	1.0
1,210,996		Johnson Controls, Inc.	58,539,546	1.0
249,400	@	Liberty Global PLC — Class A	12,521,127	0.2
1,075,400	@	Liberty Global PLC — Class C	51,952,574	0.9
861,900		Lowe’s Cos, Inc.	59,298,720	1.1
745,008		Other Securities	41,491,192	0.7
			432,406,153	7.6

		Consumer Staples: 3.3%
1,046,088		Mondelez International, Inc.	37,999,147	0.6
468,634		PepsiCo, Inc.	44,314,031	0.8
711,600		Philip Morris International, Inc.	57,959,820	1.0
537,300		Other Securities	49,896,716	0.9
			190,169,714	3.3

		Energy: 2.8%
2,932,800		Canadian Natural Resources Ltd.	90,564,864	1.6
331,467		Range Resources Corp.	17,716,911	0.3
846,100		Other Securities	51,109,651	0.9
			159,391,426	2.8

		Financials: 11.7%
394,000		American Tower Corp.	38,946,900	0.7
1,054,500		Bank of New York Mellon Corp.	42,781,065	0.7
729,400		Crown Castle International Corp.	57,403,780	1.0
888,810		JPMorgan Chase & Co.	55,621,730	1.0
2,809,900		Marsh & McLennan Cos., Inc.	160,838,676	2.8
1,446,100		State Street Corp.	113,518,850	2.0
2,124,000		TD Ameritrade Holding Corp.	75,996,720	1.3
4,162,854	@	UBS Group AG	71,558,212	1.2
1,378,851		Other Securities	55,344,739	1.0
			672,010,672	11.7

		Health Care: 16.3%
1,317,800		Abbott Laboratories	59,327,356	1.0
341,400	@	Actavis PLC	87,879,774	1.5
477,000		Allergan, Inc.	101,405,430	1.8
550,100		Becton Dickinson & Co.	76,551,916	1.4
709,700		CareFusion Corp.	42,113,598	0.7
508,400		Cigna Corp.	52,319,444	0.9
271,100	@	DaVita, Inc.	20,533,114	0.4
1,493,200		Eli Lilly & Co.	103,015,868	1.8
1,691,724		Pfizer, Inc.	52,697,202	0.9
1,267,468		Thermo Fisher Scientific, Inc.	158,801,066	2.8

COMMON STOCK: (continued)
		Health Care: (continued)
632,924		UnitedHealth Group, Inc.	$63,982,287	1.1
1,327,189		Zoetis, Inc.	57,108,943	1.0
1,005,400		Other Securities	54,719,753	1.0
			930,455,751	16.3

		Industrials: 11.0%
1,163,700		Ametek, Inc.	61,245,531	1.1
338,000		Boeing Co.	43,933,240	0.8
3,097,091		Danaher Corp.	265,451,670	4.6
1,413,500		Pentair PLC	93,884,670	1.6
325,700		Roper Industries, Inc.	50,923,195	0.9
1,434,400		Tyco International Plc	62,912,784	1.1
548,600		Other Securities	50,302,244	0.9
			628,653,334	11.0

		Information Technology: 7.9%
1,053,100		Fidelity National Information Services, Inc.	65,502,820	1.2
2,036,214	@	Fiserv, Inc.	144,510,108	2.5
80,000		Google, Inc. — Class C	42,112,000	0.7
44,900		Google, Inc. — Class A	23,826,634	0.4
1,075,623		Texas Instruments, Inc.	57,508,184	1.0
329,600		Visa, Inc.	86,421,120	1.5
935,900		Other Securities	35,009,627	0.6
			454,890,493	7.9

		Materials: 0.6%
768,000	L	Cytec Industries, Inc.	35,458,560	0.6

		Telecommunication Services: 0.3%
143,900		Other Securities	15,938,364	0.3

		Utilities: 2.6%
2,009,237		Pacific Gas & Electric Co.	106,971,778	1.9
1,130,969		Other Securities	42,115,505	0.7
			149,087,283	2.6

		Total Common Stock (Cost $2,977,871,130)	3,668,461,750	64.1

PREFERRED STOCK: 0.8%
		Energy: 0.0%
1,894		Other Securities(a)	173,301	0.0

		Financials: 0.3%
536,000		Other Securities	14,612,900	0.3

		Telecommunication Services: 0.3%
305,551		Other Securities	16,191,148	0.3

		Utilities: 0.2%
523,470		Other Securities(a)	13,404,979	0.2

		Total Preferred Stock (Cost $41,856,767)	44,382,328	0.8

See Accompanying Notes to Financial Statements

86

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 28.5%
		Basic Materials: 0.1%
6,130,000		Other Securities	$6,217,218	0.1

		Communications: 9.4%
36,273,200		Crown Castle Operating Co. — Term Loan B2, 3.000%, 01/31/21	35,715,500	0.6
37,095,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	39,274,331	0.7
82,369,466		Intelsat TL 4/2/18, 3.750%, 06/30/19	81,374,195	1.4
34,750,000		Intelsat Jackson Holdings SA, 5.500%–7.500%, 04/01/19–08/01/23	36,116,750	0.6
CHF 383,333	#	Matterhorn Mobile SA, 5.380%, 05/15/19	387,497	0.0
CHF 7,770,000	#	Matterhorn Mobile SA, 6.750%, 05/15/19	8,245,954	0.1
6,370,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	7,261,163	0.1
5,215,000	#	Telesat Canada, 6.000%, 05/15/17	5,321,907	0.1
EUR 2,000,000	#	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 7.500%, 03/15/19	2,553,333	0.1
7,750,000	#	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 5.500%, 01/15/23	8,137,500	0.1
16,075,000	#	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 7.500%, 03/15/19	16,918,938	0.3
6,375,000	#	Unitymedia KabelBW GmbH, 6.125%, 01/15/25	6,598,125	0.1
5,325,000	#	Univision Communications, Inc., 5.125%, 05/15/23	5,404,875	0.1
15,635,000	#	Univision Communications, Inc., 6.750%, 09/15/22	16,807,625	0.3
35,425,000	#	Univision Communications, Inc., 6.875%, 05/15/19	36,974,844	0.6
24,525,000	#	Univision Communications, Inc., 7.875%, 11/01/20	26,241,750	0.5
42,630,000	#	UPCB Finance III Ltd., 6.625%, 07/01/20	44,868,075	0.8
25,615,000	#	UPCB Finance V Ltd., 7.250%, 11/15/21	28,144,481	0.5
21,575,000	#	UPCB Finance VI Ltd., 6.875%, 01/15/22	23,570,688	0.4

CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
9,400,000	#	Verizon Communications, Inc., 0.435%, 03/06/15	$9,401,354	0.2
101,751,843		Other Securities(a)	100,563,747	1.8
			539,882,632	9.4

		Consumer Discretionary: 0.0%
1,488,750		Other Securities	1,485,959	0.0

		Consumer, Cyclical: 2.8%
1,325,000	#	Group 1 Automotive, Inc., 5.000%, 06/01/22	1,301,812	0.0
2,950,000	#	Schaeffler Finance BV, 7.750%, 02/15/17	3,245,000	0.1
139,014,500		Other Securities	156,170,463	2.7
			160,717,275	2.8

		Consumer, Non-cyclical: 4.4%
13,425,000		DaVita, Inc., 5.750%, 08/15/22	14,280,844	0.3
35,075,000		DaVita HealthCare Partners, Inc., 5.125%–6.625%, 11/01/20–07/15/24	36,102,422	0.6
5,050,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	5,416,125	0.1
3,175,000	#	Fresenius Medical Care US Finance II, Inc., 5.875%, 01/31/22	3,460,750	0.0
69,832,145		HJ Heinz Co., 3.500%, 06/05/20	69,545,065	1.2
3,635,000	#	Medtronic, Inc., 1.500%, 03/15/18	3,620,740	0.1
4,860,000	#	Medtronic, Inc., 2.500%, 03/15/20	4,878,652	0.1
5,980,000	#	Medtronic, Inc., 3.500%, 03/15/25	6,130,439	0.1
10,785,000	#	Medtronic, Inc., 4.625%, 03/15/45	11,739,958	0.2
5,000,000	#	Roche Holdings, Inc., 3.350%, 09/30/24	5,177,425	0.1
89,502,393		Other Securities	90,567,628	1.6
			250,920,048	4.4

		Energy: 6.7%
3,275,000	#	Antero Resources Corp., 5.125%, 12/01/22	3,103,062	0.0
6,075,000		Canadian Natural Resources Ltd., 1.750%–3.900%, 01/15/18–02/01/25	6,014,672	0.1
26,175,000	L	Concho Resources, Inc./Midland TX, 6.500%–7.000%, 01/15/21–01/15/22	27,528,313	0.5
16,900,000		Concho Resources, Inc., 5.500%, 10/01/22–04/01/23	17,089,900	0.3
6,175,000	#	Consol Energy, Inc., 5.875%, 04/15/22	5,773,625	0.1

See Accompanying Notes to Financial Statements

87

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
89,734,000	L	MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 4.500%–6.750%, 11/01/20–07/15/23	$90,587,770	1.6
32,550,000		Range Resources Corp., 5.000%, 08/15/22	32,712,750	0.6
40,400,000	L	Range Resources Corp., 5.000%, 03/15/23	40,602,000	0.7
37,450,000		Range Resources Corp., 5.750%–6.750%, 08/01/20–06/01/21	38,962,000	0.7
121,330,000		Other Securities(a)	122,560,251	2.1
			384,934,343	6.7

		Financial: 3.2%
5,395,000		American Tower Corp., 3.500%–5.000%, 04/01/15–02/15/24	5,531,874	0.1
16,600,000		Crown Castle International Corp., 4.875%–5.250%, 04/15/22–01/15/23	16,886,047	0.3
40,565,000		Ford Motor Credit Co. LLC, 0.755%–2.375%, 05/09/16–03/12/19	40,421,006	0.7
7,600,000		Ford Motor Credit Co., LLC, 5.000%–6.625%, 08/15/17–05/15/18	8,372,422	0.1
38,065,000		KFW, 2.500%, 11/20/24	38,681,044	0.7
71,155,000		Other Securities	72,778,851	1.3
			182,671,244	3.2

		Industrial: 0.5%
1,250,000	#	Moog, Inc., 5.250%, 12/01/22	1,268,750	0.0
27,285,000		Other Securities	28,085,388	0.5
			29,354,138	0.5

		Technology: 0.8%
11,300,000	#	NXP BV / NXP Funding LLC, 3.750%, 06/01/18	11,356,500	0.2
10,150,000	#	NXP BV / NXP Funding LLC, 5.750%, 02/15/21	10,708,250	0.2
14,475,000	#	NXP BV / NXP Funding LLC, 5.750%, 03/15/23	15,271,125	0.3
5,675,000		Other Securities	5,640,703	0.1
			42,976,578	0.8

		Utilities: 0.6%
4,270,000	#	Berkshire Hathaway Energy Co., 2.400%, 02/01/20	4,256,456	0.0
4,305,000	#, L	Berkshire Hathaway Energy Co., 3.500%, 02/01/25	4,341,519	0.1
4,125,000	#	Berkshire Hathaway Energy Co., 4.500%, 02/01/45	4,334,278	0.1

CORPORATE BONDS/NOTES: (continued)
		Utilities: (continued)
18,746,683		Other Securities	$19,665,202	0.4
			32,597,455	0.6

		Total Corporate Bonds/Notes (Cost $1,623,389,916)	1,631,756,890	28.5

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.3%
19,520,000		Other Securities	19,544,595	0.3

		Total Collateralized Mortgage Obligations (Cost $19,520,000)	19,544,595	0.3

ASSET-BACKED SECURITIES: 0.1%
		Automobile Asset-Backed Securities: 0.1%
3,442,193		Other Securities	3,443,096	0.1

		Total Asset-Backed Securities (Cost $3,442,047)	3,443,096	0.1

FOREIGN GOVERNMENT BONDS: 0.2%
10,634,000		KFW, 0.500%, 04/19/16	10,639,349	0.2

		Total Foreign Government Bonds (Cost $10,599,865)	10,639,349	0.2

		Total Long-Term Investments (Cost $4,676,679,725)	5,378,228,008	94.0

SHORT-TERM INVESTMENTS: 8.3%
		Securities Lending Collateralcc: 0.5%
7,462,694		Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $7,462,731, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $7,611,948, due 01/01/15–09/01/49)	7,462,694	0.1
1,571,017		Daiwa Capital Markets, Repurchase Agreement dated 12/31/14, 0.12%, due 01/02/15 (Repurchase Amount $1,571,027, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,602,437, due 06/01/17–03/01/48)	1,571,017	0.0

See Accompanying Notes to Financial Statements

88

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
7,462,694	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $7,462,727, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–8.875%, Market Value plus accrued interest $7,611,948, due 01/07/15–10/20/64)	$7,462,694	0.1
7,462,694	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $7,462,731, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%–7.250%, Market Value plus accrued interest $7,611,948, due 11/15/15–07/15/56)	7,462,694	0.1
7,462,694	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $7,462,755, collateralized by various U.S. Government Securities, 0.125%–2.500%, Market Value plus accrued interest $7,612,696, due 04/15/16–02/15/42)	7,462,694	0.2
		31,421,793	0.5

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 7.8%
446,203,037	T. Rowe Price Reserve Investment Fund, 0.070%†† (Cost $446,203,037)	$446,203,037	7.8

	Total Short-Term Investments (Cost $477,624,830)	477,624,830	8.3

	Total Investments in Securities (Cost $5,154,304,555)	$5,855,852,838	102.3
	Liabilities in Excess of Other Assets	(131,587,875)	(2.3)
	Net Assets	$5,724,264,963	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security.

cc	Represents securities purchased with cash collateral received for securities on loan.

L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

(a)	This grouping contains securities on loan.

CAD	Canadian Dollar

CHF	Swiss Franc

EUR	EU Euro

Cost for federal income tax purposes is $5,156,064,012.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$757,030,207
Gross Unrealized Depreciation	(57,241,381)
Net Unrealized Appreciation	$699,788,826

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$432,406,153	$—	$—	$432,406,153
Consumer Staples	190,169,714	—	—	190,169,714
Energy	159,391,426	—	—	159,391,426
Financials	660,777,341	11,233,331	—	672,010,672

See Accompanying Notes to Financial Statements

89

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table (continued)
Health Care	$930,455,751	$—	$—	$930,455,751
Industrials	628,653,334	—	—	628,653,334
Information Technology	454,890,493	—	—	454,890,493
Materials	35,458,560	—	—	35,458,560
Telecommunication Services	15,938,364	—	—	15,938,364
Utilities	149,087,283	—	—	149,087,283
Total Common Stock	3,657,228,419	11,233,331	—	3,668,461,750
Preferred Stock	23,868,192	20,514,136	—	44,382,328
Corporate Bonds/Notes	—	1,631,756,890	—	1,631,756,890
Collateralized Mortgage Obligations	—	19,544,595	—	19,544,595
Short-Term Investments	446,203,037	31,421,793	—	477,624,830
Asset-Backed Securities	—	3,443,096	—	3,443,096
Foreign Government Bonds	—	10,639,349	—	10,639,349
Total Investments, at fair value	$4,127,299,648	$1,728,553,190	$—	$5,855,852,838
Other Financial Instruments+
Forward Foreign Currency Contracts	—	73,643	—	73,643
Futures	2,727,784	—	—	2,727,784
Total Assets	$4,130,027,432	$1,728,626,833	$—	$5,858,654,265
Liabilities Table
Other Financial Instruments+
Written Options	$(1,691,872)	$(45,285,768)	$—	$(46,977,640)
Total Liabilities	$(1,691,718)	$(45,285,922)	$—	$(46,977,640)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2014, the following forward foreign currency contracts were outstanding for VY® T. Rowe Price Capital Appreciation Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Merrill Lynch	EU Euro	9,250,000	Sell	03/25/15	$11,275,056	$11,201,413	$73,643
							$73,643

At December 31, 2014, the following futures contracts were outstanding for VY® T. Rowe Price Capital Appreciation Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Euro STOXX 50®	1,627	03/20/15	$61,681,139	$2,050,479
STOXX® Europe 600 Banks	1,516	03/20/15	31,148,800	677,305
			$92,829,939	$2,727,784

At December 31, 2014, the following exchange-traded written options were outstanding for VY® T. Rowe Price Capital Appreciation Portfolio:

Description	Exercise Price	Expiration Date	# of Contracts	Premiums Received	Fair Value
Autozone, Inc.	570.00	01/17/15	13	$37,400	$(65,325)
Autozone, Inc.	600.00	01/17/15	13	24,271	(30,160)
Boeing Co.	135.00	01/17/15	217	167,521	(8,897)
Boeing Co.	140.00	01/17/15	217	128,462	(1,302)
Google Inc. — Class A	1,280.00	01/17/15	11	87,855	(110)
Google Inc. — Class A	1,330.00	01/17/15	11	67,066	(44)

See Accompanying Notes to Financial Statements

90

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Description	Exercise Price	Expiration Date	# of Contracts	Premiums Received	Fair Value
JPMorgan Chase & Co.	60.00	01/17/15	190	$68,247	$(53,200)
JPMorgan Chase & Co.	65.00	01/17/15	209	37,201	(5,016)
JPMorgan Chase & Co.	70.00	01/15/16	2,598	277,980	(472,836)
Philip Morris International Inc.	95.00	01/17/15	450	114,298	(4,050)
Philip Morris International Inc.	97.50	01/17/15	348	86,400	(1,392)
Texas Instruments Incorporated	50.00	01/17/15	620	75,756	(249,860)
Visa Inc.	280.00	01/15/16	336	442,859	(506,520)
Visa Inc.	300.00	01/15/16	336	247,588	(293,160)
				$1,862,904	$(1,691,872)

At December 31, 2014, the following over-the-counter written options were outstanding for VY® T. Rowe Price Capital Appreciation Portfolio:

Number of Contracts	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options on Securities
866	Citigroup, Inc.	Allergan, Inc.	170.000	USD	01/17/15	$869,897	$(3,693,491)
900	Bank of America	American Tower Corp.	105.000	USD	01/15/16	283,709	(504,000)
898	Bank of America	American Tower Corp.	110.000	USD	01/15/16	168,589	(336,750)
556	Citigroup, Inc.	American Tower Corp.	115.000	USD	01/15/16	149,215	(137,610)
576	Morgan Stanley	Apache Corp.	100.000	USD	01/17/15	316,274	(576)
288	Morgan Stanley	Apache Corp.	105.000	USD	01/17/15	115,657	(288)
328	Morgan Stanley	Apache Corp.	90.000	USD	01/17/15	131,659	(656)
652	Morgan Stanley	Apache Corp.	92.500	USD	01/17/15	201,431	(652)
883	Morgan Stanley	Apache Corp.	95.000	USD	01/17/15	332,436	(1,766)
288	Morgan Stanley	Apache Corp.	97.500	USD	01/17/15	182,495	(288)
461	Citigroup, Inc.	Boeing Co.	140.000	USD	01/15/16	212,853	(284,898)
414	Citigroup, Inc.	Boeing Co.	145.000	USD	01/17/15	201,113	(414)
414	Citigroup, Inc.	Boeing Co.	150.000	USD	01/17/15	157,038	(414)
413	Citigroup, Inc.	Boeing Co.	155.000	USD	01/17/15	119,708	(2,065)
4,135	Citigroup, Inc.	CISCO Systems Inc.	25.000	USD	01/15/16	764,975	(1,529,950)
2,588	Bank of America	Crown Castle International Corp.	80.000	USD	01/17/15	665,116	(232,920)
702	Bank of America	Crown Castle International Corp.	90.000	USD	01/15/16	170,740	(101,790)
191	Morgan Stanley	CVS Caremark Corp.	77.500	USD	01/17/15	57,459	(385,820)
191	Morgan Stanley	CVS Caremark Corp.	80.000	USD	01/17/15	43,105	(324,700)
1,058	Morgan Stanley	CVS Caremark Corp.	90.000	USD	01/15/16	267,494	(1,132,060)
1,058	Morgan Stanley	CVS Caremark Corp.	95.000	USD	01/15/16	161,853	(819,950)
183	JPMorgan Chase & Co.	Danaher Corp.	80.000	USD	01/17/15	77,001	(120,780)
183	JPMorgan Chase & Co.	Danaher Corp.	85.000	USD	01/17/15	44,776	(43,005)
624	JPMorgan Chase & Co.	Danaher Corp.	90.000	USD	01/17/15	129,168	(6,240)
106	Bank of America	Delphi Automotive PLC	70.000	USD	01/17/15	47,400	(34,980)
106	Bank of America	Delphi Automotive PLC	75.000	USD	01/17/15	29,761	(5,300)
177	Bank of America	Google Inc. — Class A	1,250.000	USD	01/17/15	740,407	(2,832)
118	Bank of America	Google Inc. — Class A	1,260.000	USD	01/17/15	733,606	(1,652)
132	Bank of America	Google Inc. — Class A	700.000	USD	01/15/16	313,852	(99,000)
483	Bank of America	Google Inc. — Class C	700.000	USD	01/15/16	918,370	(352,590)
1,879	Bank of America	JPMorgan Chase & Co.	65.000	USD	01/17/15	364,260	(45,096)
1,879	Bank of America	JPMorgan Chase & Co.	67.500	USD	01/17/15	270,103	(8,455)
139	Morgan Stanley	Lowe’s Companies Inc.	52.500	USD	01/17/15	41,408	(229,350)
1,701	Morgan Stanley	Lowe’s Companies Inc.	55.000	USD	01/17/15	383,453	(2,389,905)
2,645	Morgan Stanley	Lowe’s Companies Inc.	60.000	USD	01/15/16	520,589	(3,094,650)
914	Morgan Stanley	Lowe’s Companies Inc.	75.000	USD	01/15/16	112,459	(306,190)
1,489	Citigroup, Inc.	Mondelez International, Inc.	45.000	USD	01/15/16	126,997	(85,618)
1,945	Citigroup, Inc.	Occidental Petroleum	95.000	USD	01/15/16	616,565	(753,687)
1,945	Citigroup, Inc.	Occidental Petroleum	97.500	USD	01/15/16	494,614	(544,600)
46	Bank of America	O’Reilly Automotive Inc.	155.000	USD	01/17/15	47,587	(175,260)
46	Bank of America	O’Reilly Automotive Inc.	165.000	USD	01/17/15	31,056	(130,180)
1,562	Morgan Stanley	PepsiCo Inc.	100.000	USD	01/15/16	392,174	(476,410)
909	Morgan Stanley	PepsiCo Inc.	105.000	USD	01/15/16	186,227	(154,530)
1,492	Morgan Stanley	PepsiCo Inc.	110.000	USD	01/15/16	248,903	(155,168)
5,806	Citigroup, Inc.	Pfizer Inc.	30.000	USD	01/15/16	1,069,370	(1,509,560)
947	Citigroup, Inc.	Pfizer Inc.	32.000	USD	01/17/15	139,550	(15,152)
948	Citigroup, Inc.	Pfizer Inc.	35.000	USD	01/17/15	58,691	(2,844)
2,719	Bank of America	Philip Morris International Inc.	85.000	USD	03/20/15	590,077	(285,495)
1,683	Citigroup, Inc.	Philip Morris International Inc.	85.000	USD	01/17/15	403,005	(21,879)
936	Citigroup, Inc.	Philip Morris International Inc.	87.500	USD	01/17/15	143,648	(3,744)
654	Citigroup, Inc.	Philip Morris International Inc.	90.000	USD	01/17/15	132,108	(654)
326	Citigroup, Inc.	Philip Morris International Inc.	92.500	USD	01/17/15	46,292	(652)

See Accompanying Notes to Financial Statements

91

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Number of Contracts	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
761	Morgan Stanley	State Street Corp.	85.000	USD	01/15/16	$203,278	$(334,840)
10,007	Citigroup, Inc.	TD Ameritrade Holding Corp.	29.500	USD	01/17/15	1,773,168	(6,304,410)
5,981	Citigroup, Inc.	TD Ameritrade Holding Corp.	30.000	USD	02/20/15	1,034,757	(3,558,695)
5,252	JPMorgan Chase & Co.	TD Ameritrade Holding Corp.	33.000	USD	01/17/15	857,375	(1,509,950)
5,166	Citigroup, Inc.	Texas Instruments Incorporated	45.000	USD	01/17/15	1,034,307	(4,636,485)
2,077	Citigroup, Inc.	Texas Instruments Incorporated	50.000	USD	01/17/15	347,631	(837,031)
111	Bank of America	Thermo Fisher Scientific Inc.	135.000	USD	01/17/15	82,866	(2,553)
111	Bank of America	Thermo Fisher Scientific Inc.	140.000	USD	01/17/15	64,360	(1,665)
420	Citigroup, Inc.	Thermo Fisher Scientific Inc.	150.000	USD	01/15/16	154,896	(210,000)
1,106	Bank of America	United Health Group Inc.	90.000	USD	01/15/16	754,842	(1,952,090)
1,105	Bank of America	United Health Group Inc.	95.000	USD	01/15/16	540,085	(1,497,275)
831	Citigroup, Inc.	United Health Group Inc.	100.000	USD	01/15/16	384,708	(795,683)
830	Citigroup, Inc.	United Health Group Inc.	105.000	USD	01/15/16	263,029	(626,650)
702	Citigroup, Inc.	United Technologies Corp.	120.000	USD	01/17/15	278,308	(18,954)
1,343	Citigroup, Inc.	United Technologies Corp.	120.000	USD	01/15/16	388,919	(842,061)
990	Citigroup, Inc.	Wal-Mart Stores, Inc.	80.000	USD	01/15/16	358,380	(895,950)
993	Citigroup, Inc.	Wal-Mart Stores, Inc.	82.500	USD	01/15/16	255,697	(714,960)
			Total Written OTC Options			$23,802,899	$(45,285,768)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$73,643
Interest rate contracts	Net Assets- Unrealized appreciation*	2,727,784
Total Asset Derivatives		$2,801,427
Liability Derivatives
Equity contracts	Written options, at fair value	$46,977,640
Total Liability Derivatives		$46,977,640

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions**	Futures	Written options	Total
Equity contracts	$—	$(5,732,523)	$4,886,285	$(846,238)
Foreign exchange contracts	(233,674)	—	—	(233,674)
Total	$(233,674)	$(5,732,523)	$4,886,285	$(1,079,912)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions**	Futures	Written options	Total
Equity contracts	$—	$2,727,784	$(10,631,337)	$(7,903,553)
Foreign exchange contracts	73,643	—	—	73,643
Total	$73,643	$2,727,784	$(10,631,337)	$(7,829,910)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

92

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2014:

	Bank of America	Citigroup, Inc.	JPMorgan Chase & Co.	Merrill Lynch	Morgan Stanley	Totals
Assets:
Forward foreign currency contracts	$—	$—	$—	$73,643	$—	$73,643
Total Assets	$—	$—	$—	$73,643	$—	$73,643
Liabilities:
Written options	$5,769,883	$28,028,111	$1,679,975	$—	$9,807,799	$45,285,768
Total Liabilities	$5,769,883	$28,028,111	$1,679,975	$—	$9,807,799	$45,285,768

Net OTC derivative instruments by counterparty, at fair value	$(5,769,883)	$(28,028,111)	$(1,679,975)	$73,643	$(9,807,799)	(45,212,125)

Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(5,769,883)	$(28,028,111)	$(1,679,975)	$73,643	$(9,807,799)	$(45,212,125)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

93

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares		Value	Percentage of Net Assets

COMMON STOCK: 93.1%
	Consumer Discretionary: 11.9%
304,900	Carnival Corp.	$13,821,117	1.0
260,600	Kohl’s Corp.	15,907,024	1.1
174,200	Macy’s, Inc.	11,453,650	0.8
470,000	Mattel, Inc.	14,544,150	1.0
668,800	Staples, Inc.	12,118,656	0.9
214,566	Time Warner, Inc.	18,328,228	1.3
2,524,898	Other Securities(a)	80,669,092	5.8
		166,841,917	11.9

	Consumer Staples: 4.2%
298,300	Archer-Daniels-Midland Co.	15,511,600	1.1
110,000	Clorox Co.	11,463,100	0.8
939,800	Other Securities	32,399,837	2.3
		59,374,537	4.2

	Energy: 12.3%
331,100	Apache Corp.	20,750,037	1.5
235,990	Chevron Corp.	26,473,358	1.9
267,324	ExxonMobil Corp.	24,714,104	1.8
248,300	Hess Corp.	18,329,506	1.3
235,800	Murphy Oil Corp.	11,912,616	0.8
274,300	Royal Dutch Shell PLC — Class A ADR	18,364,385	1.3
1,637,124	Other Securities(a)	51,968,232	3.7
		172,512,238	12.3

	Financials: 19.4%
159,900	American Express Co.	14,877,096	1.1
1,378,019	Bank of America Corp.	24,652,760	1.8
605,444	JPMorgan Chase & Co.	37,888,686	2.7
359,700	Marsh & McLennan Cos., Inc.	20,589,228	1.5
212,300	Northern Trust Corp.	14,309,020	1.0
235,900	PNC Financial Services Group, Inc.	21,521,157	1.5
359,300	SunTrust Bank	15,054,670	1.1
577,800	US Bancorp.	25,972,110	1.8
569,600	Wells Fargo & Co.	31,225,472	2.2
333,051	Weyerhaeuser Co.	11,953,200	0.9
1,514,500	Other Securities	53,540,588	3.8
		271,583,987	19.4

	Health Care: 6.6%
295,600	Bristol-Myers Squibb Co.	17,449,268	1.2
218,400	Johnson & Johnson	22,838,088	1.6
312,500	Merck & Co., Inc.	17,746,875	1.3
600,976	Pfizer, Inc.	18,720,403	1.3
450,761	Other Securities	16,328,992	1.2
		93,083,626	6.6

COMMON STOCK: (continued)
	Industrials: 13.2%
118,300	Boeing Co.	$15,376,634	1.1
243,000	Emerson Electric Co.	15,000,390	1.0
1,488,400	General Electric Co.	37,611,868	2.7
167,900	Honeywell International, Inc.	16,776,568	1.2
237,700	Illinois Tool Works, Inc.	22,510,190	1.6
128,930	Stanley Black & Decker, Inc.	12,387,594	0.9
149,600	United Parcel Service, Inc. — Class B	16,631,032	1.2
1,165,881	Other Securities	48,736,564	3.5
		185,030,840	13.2

	Information Technology: 10.4%
592,500	Applied Materials, Inc.	14,765,100	1.1
506,500	Cisco Systems, Inc.	14,088,297	1.0
585,100	Corning, Inc.	13,416,343	1.0
195,300	Harris Corp.	14,026,446	1.0
292,300	Microsoft Corp.	13,577,335	1.0
203,300	Qualcomm, Inc.	15,111,289	1.1
219,100	Texas Instruments, Inc.	11,714,182	0.8
913,000	Other Securities	48,264,948	3.4
		144,963,940	10.4

	Materials: 5.0%
352,793	International Paper Co.	18,902,649	1.3
236,300	Nucor Corp.	11,590,515	0.8
929,700	Other Securities	39,980,987	2.9
		70,474,151	5.0

	Telecommunication Services: 3.6%
578,803	AT&T, Inc.	19,441,993	1.4
286,358	Verizon Communications, Inc.	13,395,827	1.0
1,461,911	Other Securities	16,909,841	1.2
		49,747,661	3.6

	Utilities: 6.5%
222,772	Duke Energy Corp.	18,610,373	1.3
188,900	Entergy Corp.	16,524,972	1.2
329,300	Exelon Corp.	12,210,444	0.9
437,000	NiSource, Inc.	18,537,540	1.3
894,800	Other Securities	24,693,436	1.8
		90,576,765	6.5

	Total Common Stock (Cost $910,579,492)	1,304,189,662	93.1

See Accompanying Notes to Financial Statements

94

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 7.2%
	Securities Lending Collateralcc: 0.4%
1,513,290	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,513,297, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $1,543,556, due 01/01/15–09/01/49)	$1,513,290	0.1
318,545	Daiwa Capital Markets, Repurchase Agreement dated 12/31/14, 0.12%, due 01/02/15 (Repurchase Amount $318,547, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $324,916, due 06/01/17–03/01/48)	318,545	0.0
1,513,290	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $1,513,297, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–8.875%, Market Value plus accrued interest $1,543,556, due 01/07/15–10/20/64)	1,513,290	0.1
1,513,290	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,513,297, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.375%–7.250%, Market Value plus accrued interest $1,543,556, due 11/15/15–07/15/56)	1,513,290	0.1

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
1,513,290	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $1,513,302, collateralized by various U.S. Government Securities, 0.125%–2.500%, Market Value plus accrued interest $1,543,707, due 04/15/16–02/15/42)	$1,513,290	0.1
		6,371,705	0.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 6.8%
95,239,317	T. Rowe Price Reserve Investment Fund, 0.070%†† (Cost $95,239,317)	95,239,317	6.8

	Total Short-Term Investments (Cost $101,611,022)	101,611,022	7.2

	Total Investments in Securities (Cost $1,012,190,514)	$1,405,800,684	100.3
	Liabilities in Excess of Other Assets	(3,803,444)	(0.3)
	Net Assets	$1,401,997,240	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

ADR	American Depositary Receipt

cc	Represents securities purchased with cash collateral received for securities on loan.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $1,027,072,729.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$433,826,490
Gross Unrealized Depreciation	(55,098,535)
Net Unrealized Appreciation	$378,727,955

See Accompanying Notes to Financial Statements

95

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$162,690,014	$4,151,903	$—	$166,841,917
Consumer Staples	59,374,537	—	—	59,374,537
Energy	172,512,238	—	—	172,512,238
Financials	271,583,987	—	—	271,583,987
Health Care	86,545,394	6,538,232	—	93,083,626
Industrials	185,030,840	—	—	185,030,840
Information Technology	144,963,940	—	—	144,963,940
Materials	70,474,151	—	—	70,474,151
Telecommunication Services	41,051,066	8,696,595	—	49,747,661
Utilities	90,576,765	—	—	90,576,765
Total Common Stock	1,284,802,932	19,386,730	—	1,304,189,662
Short-Term Investments	95,239,317	6,371,705	—	101,611,022
Total Investments, at fair value	$1,380,042,249	$25,758,435	$—	$1,405,800,684

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

96

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 94.8%
		Australia: 3.4%
222,079		Amcor Ltd.	$2,443,388	1.0
258,336		Brambles Ltd.	2,225,367	0.9
176,154		Other Securities	3,778,639	1.5
			8,447,394	3.4

		Brazil: 1.5%
338,000		Other Securities	3,586,922	1.5

		Canada: 1.9%
112,300		Other Securities	4,678,001	1.9

		China: 6.3%
16,300	@	Baidu.com ADR	3,715,911	1.5
910,000		China Overseas Land & Investment Ltd.	2,691,990	1.1
190,000		Tencent Holdings Ltd.	2,749,097	1.1
1,322,221		Other Securities(a)	6,336,516	2.6
			15,493,514	6.3

		Denmark: 1.0%
111,451		GN Store Nord	2,434,962	1.0

		France: 6.7%
129,271		AXA S.A.	2,978,804	1.2
45,524		BNP Paribas	2,687,474	1.1
36,564		Schneider Electric SE	2,662,936	1.1
112,818		Other Securities	8,231,475	3.3
			16,560,689	6.7

		Germany: 3.5%
22,334		Bayer AG	3,044,321	1.2
41,709		Fresenius AG	2,168,625	0.9
70,870		Other Securities	3,464,334	1.4
			8,677,280	3.5

		Hong Kong: 4.1%
704,000		AIA Group Ltd.	3,882,889	1.6
39,200		Jardine Matheson Holdings Ltd.	2,381,963	0.9
851,000		Other Securities	3,860,441	1.6
			10,125,293	4.1

		India: 5.0%
10,859		Axis Bank Ltd.	85,948	0.0
64,566	@	Axis Bank Ltd. GDR	2,518,074	1.0
160,047		Housing Development Finance Corp.	2,870,020	1.2
1,652,473		Other Securities	6,747,978	2.8
			12,222,020	5.0

		Indonesia: 1.4%
6,601,400		Other Securities	3,370,161	1.4

		Ireland: 0.6%
135,557		Other Securities	1,447,106	0.6

		Italy: 0.4%
74,339		Other Securities(a)	993,297	0.4

		Japan: 13.1%
57,400		FamilyMart Co., Ltd.	2,161,904	0.9
96,300		Japan Tobacco, Inc.	2,650,445	1.1

COMMON STOCK: (continued)
		Japan: (continued)
54,100		Nippon Telegraph & Telephone Corp.	$2,763,570	1.1
67,600	@	Olympus Corp.	2,368,051	1.0
43,800		Softbank Corp.	2,607,120	1.0
237,400		Sumitomo Corp.	2,438,261	1.0
88,800		Tokio Marine Holdings, Inc.	2,884,020	1.2
1,006,800		Other Securities	14,304,213	5.8
			32,177,584	13.1

		Luxembourg: 1.3%
40,546	@	Altice SA	3,201,839	1.3

		Malaysia: 0.6%
1,733,000		Other Securities	1,497,994	0.6

		Mexico: 0.2%
263,600		Other Securities	566,730	0.2

		Netherlands: 4.3%
29,328		ASML Holding NV	3,168,824	1.3
54,015		Airbus Group NV	2,670,400	1.1
27,900	@	NXP Semiconductor NV	2,131,560	0.8
78,257		Royal Dutch Shell PLC — Class B	2,703,868	1.1
			10,674,652	4.3

		Portugal: 0.0%
12,847		Other Securities	128,732	0.0

		Russia: 0.5%
151,576		Other Securities	1,322,425	0.5

		South Africa: 0.9%
66,416		Aspen Pharmacare Holdings Ltd.	2,316,995	0.9

		South Korea: 1.4%
4,083		LG Household & Health Care Ltd.	2,314,251	1.0
1,645		Other Securities	1,053,516	0.4
			3,367,767	1.4

		Spain: 1.9%
282,629		Banco Bilbao Vizcaya Argentaria S.A.	2,669,270	1.1
50,023		Other Securities	1,992,288	0.8
			4,661,558	1.9

		Sweden: 3.7%
45,265		Assa Abloy AB	2,390,739	1.0
81,938		Hexagon AB	2,527,750	1.0
109,909		Svenska Cellulosa AB SCA	2,369,495	1.0
37,822		Other Securities	1,769,611	0.7
			9,057,595	3.7

		Switzerland: 9.4%
31,459		Cie Financiere Richemont SA	2,789,112	1.1
129,222		Credit Suisse Group	3,246,218	1.3
44,281		Holcim Ltd.	3,165,390	1.3

See Accompanying Notes to Financial Statements

97

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Switzerland: (continued)
36,560		Nestle S.A.	$2,665,261	1.1
25,850		Novartis AG	2,397,419	1.0
75,188		Other Securities	8,972,927	3.6
			23,236,327	9.4

		Taiwan: 1.3%
706,000		Taiwan Semiconductor Manufacturing Co., Ltd.	3,110,263	1.3

		Thailand: 0.3%
519,900		Other Securities(a)	668,444	0.3

		Turkey: 0.7%
441,867		Other Securities	1,775,057	0.7

		United Arab Emirates: 1.0%
112,528		DP World Ltd.	2,350,603	1.0

		United Kingdom: 12.7%
230,686		ARM Holdings PLC	3,543,893	1.5
773,667		Barclays PLC	2,908,477	1.2
96,742		Burberry Group PLC	2,454,516	1.0
252,470		Capita Group PLC	4,233,345	1.7
131,948		Compass Group PLC	2,255,377	0.9
144,204		Experian PLC	2,430,845	1.0
187,626		WPP PLC	3,901,064	1.6
537,538		Other Securities	9,444,448	3.8
			31,171,965	12.7

		United States: 5.7%
24,097		Anheuser-Busch InBev Worldwide, Inc.	2,711,916	1.1
36,900	@	Liberty Global PLC — Class A	1,852,565	0.7
49,700	@	Liberty Global PLC — Class C	2,401,007	1.0
3,000	@	Priceline.com, Inc.	3,420,630	1.4
476,400		Other Securities	3,704,056	1.5
			14,090,174	5.7

		Total Common Stock (Cost $212,083,673)	233,413,343	94.8

PREFERRED STOCK: 1.4%
		Brazil: 0.7%
128,115		Other Securities	1,667,586	0.7

		Germany: 0.7%
7,420		Other Securities	1,649,139	0.7

		United States: 0.0%
21,060		Other Securities	7,459	0.0

		Total Preferred Stock (Cost $3,938,571)	3,324,184	1.4

RIGHTS: 0.0%
		Spain: 0.0%
260,167		Other Securities	$24,870	0.0
		Total Rights (Cost $25,446)	24,870	0.0
		Total Long-Term Investments (Cost $216,047,690)	236,762,397	96.2

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.6%
		Securities Lending Collateralcc: 0.5%
1,000,000		Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,000,005, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 01/01/15-09/01/49)	1,000,000	0.4
390,707		Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $390,709, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $398,521, due 11/15/15-07/15/56)	390,707	0.1
			1,390,707	0.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.1%
5,110,583	T. Rowe Price Reserve Investment Fund, 0.070%†† (Cost $5,110,583)	5,110,583	2.1

	Total Short-Term Investments (Cost $6,501,290)	6,501,290	2.6

	Total Investments in Securities (Cost $222,548,980)	$243,263,687	98.8
	Assets in Excess of Other Liabilities	3,064,224	1.2
	Net Assets	$246,327,911	100.0

See Accompanying Notes to Financial Statements

98

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

@	Non-income producing security.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Represents securities purchased with cash collateral received for securities on loan.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $224,030,643.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$34,088,077
Gross Unrealized Depreciation	(14,855,033)
Net Unrealized Appreciation	$19,233,044

Sector Diversification	Percentage of Net Assets
Financials	18.1%
Consumer Discretionary	17.9
Industrials	15.6
Information Technology	11.5
Consumer Staples	9.5
Health Care	9.2
Materials	5.3
Telecommunication Services	4.4
Energy	3.4
Utilities	1.3
Short-Term Investments	2.6
Assets in Excess of Other Liabilities	1.2
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$8,447,394	$—	$8,447,394
Brazil	3,586,922	—	—	3,586,922
Canada	4,678,001	—	—	4,678,001
China	6,409,002	9,084,512	—	15,493,514
Denmark	—	2,434,962	—	2,434,962
France	1,838,866	14,721,823	—	16,560,689
Germany	—	8,677,280	—	8,677,280
Hong Kong	—	10,125,293	—	10,125,293
India	4,333,176	7,888,844	—	12,222,020
Indonesia	1,677,223	1,692,938	—	3,370,161
Ireland	—	1,447,106	—	1,447,106
Italy	—	993,297	—	993,297
Japan	—	32,177,584	—	32,177,584
Luxembourg	3,201,839	—	—	3,201,839
Malaysia	—	1,497,994	—	1,497,994
Mexico	566,730	—	—	566,730
Netherlands	2,131,560	8,543,092	—	10,674,652
Portugal	—	128,732	—	128,732
Russia	518,126	804,299	—	1,322,425
South Africa	—	2,316,995	—	2,316,995
South Korea	2,314,251	1,053,516	—	3,367,767
Spain	—	4,661,558	—	4,661,558
Sweden	—	9,057,595	—	9,057,595
Switzerland	—	23,236,327	—	23,236,327
Taiwan	—	3,110,263	—	3,110,263
Thailand	—	668,444	—	668,444
Turkey	—	1,775,057	—	1,775,057
United Arab Emirates	—	2,350,603	—	2,350,603
United Kingdom	—	31,171,965	—	31,171,965
United States	10,043,818	4,046,356	—	14,090,174
Total Common Stock	41,299,514	192,113,829	—	233,413,343
Preferred Stock	1,667,586	1,649,139	7,459	3,324,184
Rights	24,870	—	—	24,870
Short-Term Investments	5,110,583	1,390,707	—	6,501,290
Total Investments, at fair value	$48,102,553	$195,153,675	$7,459	$243,263,687

See Accompanying Notes to Financial Statements

99

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table (continued)
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$321	$—	$321
Total Assets	$48,102,553	$195,153,996	$7,459	$243,264,008
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(406)	$—	$(406)
Total Liabilities	$—	$(406)	$—	$(406)

(1)	For the year ended December 31, 2014, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2014, securities valued at $2,077,631 and $6,232,679 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2014, the following forward foreign currency contracts were outstanding for VY® T. Rowe Price International Stock Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Bank of New York	Japanese Yen	415,666	Buy	01/07/15	$3,477	$3,471	$(6)
The Bank of New York	Japanese Yen	8,149,400	Buy	01/05/15	67,717	68,038	321
							$315

The Bank of New York	Japanese Yen	7,488,691	Sell	01/05/15	$62,227	$62,523	$(296)
The Bank of New York	Japanese Yen	2,641,087	Sell	01/05/15	21,946	22,050	(104)
							$(400)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$321
Total Asset Derivatives		$321
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$406
Total Liability Derivatives		$406

See Accompanying Notes to Financial Statements

100

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$348,266
Total	$348,266

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(168,025)
Total	$(168,025)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2014:

The Bank of New York
Assets:
Forward foreign currency contracts	$321
Total Assets	$321
Liabilities:
Forward foreign currency contracts	$406
Total Liabilities	$406

Net OTC derivative instruments by counterparty, at fair value	$(85)

Total collateral pledged by the Portfolio/(Received from counterparty)	$—
Net Exposure(1)	$(85)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

101

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2014 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Global Resources Portfolio
Class ADV	NII	$0.1683
Class I	NII	$0.2799
Class S	NII	$0.2216
Class S2	NII	$0.1831
Voya Liquid Assets Portfolio
All Classes	STCG	$0.0001
VY® Clarion Global Real Estate Portfolio
Class ADV	NII	$0.1038
Class I	NII	$0.1593
Class S	NII	$0.1288
Class S2	NII	$0.1095
VY® FMR® Diversified Mid Cap Portfolio
Class ADV	NII	$0.0258
Class I	NII	$0.0733
Class S	NII	$0.0363
Class S2	NII	$0.0258
All Classes	STCG	$1.7800
All Classes	LTCG	$1.6809
VY® Invesco Growth and Income Portfolio
Class ADV	NII	$0.3069
Class I	NII	$0.4595
Class S	NII	$0.3801
Class S2	NII	$0.3232
All Classes	LTCG	$2.0696
VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV	NII	$0.1312
Class I	NII	$0.2323
Class S	NII	$0.1798
Class S2	NII	$0.1517
All Classes	LTCG	$1.8911
VY® Morgan Stanley Global Franchise Portfolio
Class ADV	NII	$0.2831
Class S	NII	$0.3138
Class S2	NII	$0.2854
All Classes	STCG	$0.0536
All Classes	LTCG	$1.3633
VY® T. Rowe Price Capital Appreciation Portfolio
Class ADV	NII	$0.2979
Class I	NII	$0.4451
Class S	NII	$0.3740
Class S2	NII	$0.3304
All Classes	STCG	$0.5295
All Classes	LTCG	$1.9848
VY® T. Rowe Price Equity Income Portfolio
Class ADV	NII	$0.2580
Class I	NII	$0.3590
Class S	NII	$0.3155
Class S2	NII	$0.2926
All Classes	STCG	$0.0402
All Classes	LTCG	$1.1828
VY® T. Rowe Price International Stock Portfolio
Class ADV	NII	$0.1171
Class I	NII	$0.1826
Class S	NII	$0.1522

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2014, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Global Resources Portfolio	100.00%
VY® Clarion Global Real Estate Portfolio	0.81%
VY® FMR® Diversified Mid Cap Portfolio	10.44%
VY® Invesco Growth and Income Portfolio	100.00%
VY® Morgan Stanley Global Franchise Portfolio	38.68%
VY® T. Rowe Price Capital Appreciation Portfolio	27.62%
VY® T. Rowe Price Equity Income Portfolio	100.00%
VY® T. Rowe Price International Stock Portfolio	2.04%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2014. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
VY® JPMorgan Emerging Markets Equity Portfolio	$1,200,208	$0.0327	100.00%
VY® Morgan Stanley Global Franchise Portfolio	$237,999	$0.0092	69.91%
VY® T. Rowe Price International Stock Portfolio	$172,390	$0.0091	96.16%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

102

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	158	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Chairperson/Trustee	January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	158	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	158	Wisconsin Energy Corporation (June 2006–Present) and The Royce Funds (35 funds) (December 2009–Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	May 2013–Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991–July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014.	158	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	November 2007–Present	Retired.	158	First Marblehead Corporation (September 2003–Present).

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	May 2013–Present	Retired.	158	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2005–Present	Retired.	158	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	158	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	January 2006–Present	Consultant (May 2001–Present).	158	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 1994–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	158	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

103

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustee who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	November 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006–Present).	158
Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006–Present); and Voya Investment Trust Co. (April 2009 — Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of the Portfolio (as defined below, “Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Voya family of funds is as of January 31, 2015.

(3)	Mr. Mathews is deemed to be an “Interested Person” of the Trust as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or any of Voya Financial, Inc.’s affiliates.

*	Effective on December 31, 2014, J. Michael Earley retired as a Trustee.

104

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President	March 2003–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	March 2003–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Chief Compliance Officer	February 2012–Present
Senior Vice President and Chief Compliance Officer, Voya Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Funds Services, LLC (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (October 2003–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	July 2012–Present
Senior Vice President — Head of Fund Compliance, Voya Funds Services, LLC (June 2012–Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014–Present). Formerly, Vice President — Platform Product Management & Project Management, Voya Investments, LLC (April 2007–June 2012).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	September 2012–Present	Vice President, Voya Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, Voya Funds Services, LLC (March 2003–March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2004–Present	Vice President, Voya Funds Services, LLC (September 2004–Present).

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Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	February 2003–Present
Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996–Present); Vice President, Voya Investments, LLC (October 2004–Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010–Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013–Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012–Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995–April 2010).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2014–Present	Vice President, Voya Funds Services, LLC (April 2014–Present). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	November 1999–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present). Formerly, Treasurer, Voya Family of Funds (November 1999–February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Vice President	September 2012–Present	Vice President, Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Investment Management — Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	May 2008–Present	Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Secretary	August 2003–Present
Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

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BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Trustees (the “Board”) of Voya Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts of Voya Global Resources Portfolio, Voya Liquid Assets Portfolio, VY® Clarion Global Real Estate Portfolio, VY® FMR® Diversified Mid Cap Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio, and VY® T. Rowe Price International Stock Portfolio (collectively, the “Portfolios”), each a series of the Trust, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), must annually review and approve the Portfolios’ existing investment advisory and sub-advisory contracts. Thus, at a meeting held on September 12, 2014, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the amended and restated investment advisory contracts (the “Advisory Contracts”) between Voya Investments, LLC (“Adviser”) and the Portfolios as well as the amended and restated sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-advisers to each Portfolio (the “Sub-Advisers”).

The Independent Trustees also held separate meetings on August 14 and September 10, 2014 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Board include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its September 12, 2014 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s advisory and sub-advisory relationships separately.

Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are some of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending September 30, 2015. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board followed a structured process (the “Contract Review Process”) pursuant to which it requested and considered relevant information when it decided whether to approve and renew the Advisory Contracts and Sub-Advisory Contracts. Among other actions, the Independent Trustees previously retained an independent consultant with experience in the mutual fund industry to assist them in working with personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to: identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information was provided to the Board; and determine the process for the Board’s review of such information.

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Advisers, as well as the oversight by the Adviser of the performance of the Sub-Advisers. The IRCs may apply a heightened level of scrutiny in cases where performance was below a Portfolio’s relevant benchmark, and/or a selected peer group of investment companies (“Selected Peer Group”), and/or Lipper Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median, as applicable.

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The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which they request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provided certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”). The Independent Trustees periodically have retained, including most recently in 2014, an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee has routinely employed an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Group to be used by each Portfolio for certain comparison purposes during the renewal process.

Set forth below is a discussion of many of the Board’s primary considerations and conclusions in connection with its decision to approve each Portfolio’s Advisory and Sub-Advisory Contracts through September 30, 2015.

Nature, Extent and Quality of Service

The Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the September 12, 2014 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, information regarding the Portfolio’s investment portfolio, objective and strategies; and information regarding net asset flows into and out of the Portfolio; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to the Portfolio to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7)financial statements for the Adviser and Sub-Adviser (or the parent company of certain unaffiliated Sub-Advisers); (8) a draft narrative summary addressing key factors the Board customarily considers in evaluating the advisory and sub-advisory contracts for the Voya funds (including the Portfolio’s Advisory Contract and Sub-Advisory Contract); (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) a report by the Trust’s Chief Compliance Officer (“CCO”); and (11) other information relevant to the Board’s evaluations.

The Board was advised that pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”) is required to divest its entire interest in Voya Financial, Inc. (formerly known as ING U.S. Inc.), its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and a Sub-Adviser affiliated with the Adviser, Voya Investment Management Co. LLC (“Voya IM”), by the end of 2016 (such divestment, the “Separation Plan”). Voya Financial, Inc. is and was, at the time of the September Board meeting, a minority owned subsidiary of ING Groep and a parent company of the Adviser and Voya IM. The Board further noted that the Separation Plan may result in the Adviser’s and Voya IM’s loss of access to the services and resources of ING Groep, which could adversely affect their businesses and profitability. The Board was advised that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control.

The Board was advised that Voya Financial, Inc. had conducted an initial public offering of Voya Financial, Inc. common stock in May 2013 and ING Groep had divested additional shares through three other public offerings since May 2013, reducing its ownership interest in Voya Financial, Inc. to below 50%. The Board was advised that none of these public offerings was deemed to be a change of control. The Board recognized that if any future public offering is deemed to be a change of control, the investment advisory and sub-advisory agreements for each Voya fund would terminate and trigger a need for new agreements, which would require the approval of the Board and, potentially, shareholders of the Portfolios. The Board also was advised that there could be no assurance that the Separation Plan will be carried out completely. The Board considered the potential effects of the Separation Plan on the Portfolios and the Adviser and Voya IM, including the Adviser’s and Voya IM’s ability during and after the separation to perform the same level of service to the

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Portfolios as the Adviser and Voya IM then provided. The Board was advised that neither the Adviser nor Voya IM anticipated that the Separation Plan would have a material adverse impact on the Portfolios or their operations and administration.

The Board was advised that, in connection with the Separation Plan, Voya Financial, Inc. underwent a rebranding effort (the “Rebranding”) whereby Voya Financial, Inc. and several of its affiliates effected name changes. The Voya funds’ names, as well as the Adviser’s and Voya IM’s names, were also changed in connection with the Rebranding. The Rebranding resulted in amended and restated forms of advisory and sub-advisory contracts being presented to and approved by the Board at its September 12, 2014 meeting. The Board was advised that the Advisory and Sub-Advisory Contracts have the same terms as the then-current advisory and sub-advisory contracts, except for the effective date and certain immaterial changes made to certain provisions related to the Rebranding.

For each Portfolio, a specific class of shares was used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. The specified class of a Portfolio was chosen based on the 15(c) Methodology Guide and was compared to an analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in each Portfolio’s Selected Peer Group were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of- managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, and developments and ongoing operations of the Sub-Advisers under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Advisers provide to the applicable Portfolios and the Sub-Advisers’ compliance with applicable laws and regulations. The Board was advised that, to assist in the selection and monitoring of the Sub-Advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Advisers and the funds that they manage. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Advisers based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of each Sub-Adviser’s investment process and to try to identify issues that may be relevant to a Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board was advised of the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya funds complex. The Board considered that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a Voya fund.

The Board also considered that in the course of monitoring performance of the Sub-Advisers, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to a Selected Peer Group, to each Portfolio’s Morningstar category median, to its Lipper category median and to its primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Portfolios and alerts the IRCs to potential issues as they arise. The Board considered that MR&S also prepares Fund Dispersion Reports that seek to monitor any dispersion between the funds managed by non-Voya-affiliated sub-advisers and their similarly managed retail counterparts and assists the Board in carrying out its general oversight duties. The Board also was advised that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Advisers and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently

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makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Portfolios also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board considered that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving a Voya fund’s performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s CCO and/or the Adviser’s CCO evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the Trust’s CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the Trust’s CCO in consultation with the Board’s Compliance Committee that guide the Trust’s CCO’s compliance oversight function.

The Board requested and, as applicable, considered information regarding the level of staffing, quality and experience of each Portfolio’s portfolio management team, the respective resources and reputations of the Adviser and Sub-Advisers, and the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel, the adequacy of the resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Adviser and each Sub-Adviser, whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs, and the Board considered the financial stability of the Adviser and each Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and each Sub-Adviser were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance information provided in the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2014.

The Board also considered at its September 12, 2014 meeting certain additional data regarding performance and Portfolio asset levels for various additional periods ending after March 31, 2014. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

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Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Advisers as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee rate schedules that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers. The Board also considered that some of the Portfolios that do not have advisory fee breakpoints do have fee waiver and/or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic, fee rates at projected levels of growth versus peers and the Portfolios’ investment performance.

Information Regarding Services to Other Clients

The Board requested and, as applicable, considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Advisers to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Voya fund, the Board considers any underlying rationale provided by the Adviser or, in certain circumstances, a Sub-Adviser for these differences. For non-Voya-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or Sub-Advisers (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of the Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser and to the Adviser’s affiliated company that serves as the administrator to each Portfolio. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for the relevant Portfolio, including the portion of the contractual advisory fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one year, and not to terminate such agreement in future years without prior approval of the Board.

The Board requested information regarding and, as applicable, considered: (1) the fee rate structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and, as applicable, Voya IM, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Portfolio both with and without the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. The Board did not request profitability data from the

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Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as relevant to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also considered that the Adviser (and not a Portfolio) pays the sub-advisory fees earned by a non-Voya-affiliated Sub-Adviser. In addition, the Board considered that many of the Voya funds’ sub-advisers traditionally have not accounted for their profits on an account-by-account basis.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a Portfolio-by-Portfolio basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to the Portfolios in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and the Sub-Advisers primarily on the factors described for each Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in sub-advisers or portfolio managers; and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions it reached, at its September 12, 2014 meeting in relation to approving each Portfolio’s Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee rate and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

Voya Global Resources Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Global Resources Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the ten-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter, year-to-date, and one-year periods, but underperformed for the three-year, five-year, and ten-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and one-year periods, the third quintile for the three-year and five-year periods, and the fourth quintile for the ten-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Voya Liquid Assets Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Liquid Assets Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it’s performance was equal to the Morningstar category median’s performance; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it’s performance was equal to the benchmark’s performance; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, one-year, and five-year periods, and the second quintile for the three-year and ten-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Clarion Global Real Estate Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for VY® Clarion Global Real Estate Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year, and five-year periods, and the third quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s longer-term performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and above the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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VY® FMR® Diversified Mid Cap Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for VY® FMR® Diversified Mid Cap Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the one-year and ten-year periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year and ten- year periods, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, the second quintile for the one-year period, and the fourth quintile for the most recent calendar quarter, year-to-date, three-year and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s representations that the Portfolio’s underperformance vis-à-vis Morningstar Mid-Cap Growth peers could be attributed largely to poor performance in 2011 that was in turn due primarily to exposure to stocks in non-U.S. companies; (2) Management’s discussion of steps taken by the Portfolio’s Sub-Adviser to address underperformance; (3) Management’s representations regarding favorable performance during certain periods; and (4) Management’s confidence in the Sub-Adviser’s ability to execute the Portfolio’s investment strategy.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Invesco Growth and Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for VY® Invesco Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for the one-year and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, three-year and five-year periods; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, year-to-date, one-year, and ten-year periods, and the third quintile for the three-year and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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VY® JPMorgan Emerging Markets Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for VY® JPMorgan Emerging Markets Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which the Portfolio’s performance matched the Morningstar category median; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year and five-year periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, the second quintile for the ten-year period, and the third quintile for the one-year, three-year, and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and above the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Morgan Stanley Global Franchise Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for VY® Morgan Stanley Global Franchise Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for the three-year, five-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and one-year periods; (2) the Portfolio outperformed its primary benchmark for the three-year, five-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and one-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and ten-year periods, the second quintile for the five- year period, the fourth quintile for the most recent calendar quarter and year-to-date periods, and the fifth (lowest) quintile for the one-year period.

In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the

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Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® T. Rowe Price Capital Appreciation Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for VY® T. Rowe Price Capital Appreciation Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter, year to date, and ten-year periods, but underperformed for the one-year, three-year, and five-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is below the median and the average management fees of the portfolio in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® T. Rowe Price Equity Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for VY® T. Rowe Price Equity Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the five-year and ten-year periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year and ten-year periods, the third quintile for the three-year period, the fourth quintile for the one-year period, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the negative effect that stock selection, an underweight to the Health Care sector, the Portfolio’s cash allocation and its dividend yield bias had on the Portfolio’s performance; (2) Management’s representations regarding favorable performance during certain periods; (3) Management’s confidence in the Sub-Adviser’s ability to execute the Portfolio’s investment strategy; and (4) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management would continue to monitor, and the Board or its IRC would periodically review the Portfolio’s performance, the Portfolio’s investment performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During

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this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® T. Rowe Price International Stock Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for VY® T. Rowe Price International Stock Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, and the third quintile for the one-year, three-year, and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the reasonableness of the Portfolio’s performance during certain periods; (2) Management’s confidence in the Sub-Adviser’s ability to execute the Portfolio’s investment strategy; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its IRCs would periodically review, the Portfolio’s performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH A CHANGE OF CONTROL EVENT

Section 15(c) of the 1940 Act, provides that, when the Portfolios enter into new investment advisory contracts with the Adviser, and the Adviser enters into new sub-advisory contracts between the Adviser and the Sub-Advisers, the Board, including a majority of the Independent Trustees, must approve the new arrangements. Discussed below are certain factors that the Board considered at a meeting held on November 18, 2014 in determining whether to approve new advisory and sub-advisory arrangements for the Portfolios in connection with a Change of Control Event, as such term is defined below, pursuant to the Separation Plan.

At the November 18, 2014 meeting, the Board noted that pursuant to an agreement with the European Commission, ING Groep N.V. (as defined above, “ING Groep”), the former parent company of the Adviser and Voya IM, is required to divest its entire interest in Voya Financial, Inc. (formerly, ING U.S., Inc.), its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser and Voya IM, by the end of 2016 (as defined above, the “Separation Plan”). Voya Financial, Inc. previously was a wholly owned, indirect subsidiary of ING Groep and is a parent company of the Adviser and Voya IM.

Each of the Portfolios is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a “Change of Control Event.” ING Groep’s base case to achieve the Separation Plan was through an initial public offering of Voya Financial, Inc. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of Voya Financial, Inc. stock, or, possibly, through one or more privately negotiated sales of the stock. The Board recognized that the Separation Plan contemplated several public offerings and each may have been deemed to be a Change of Control Event, triggering the necessity for new

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agreements, which would require the approval of the Board. The Board concluded that approval by shareholders of the new agreements that would become effective in the event of one or more Change of Control Events would permit the Portfolios to benefit from the continuation of services by the Adviser, the Sub-Advisers, and their respective affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser obtained regulatory assurances from the staff of the U.S. Securities and Exchange Commission in March 2013 that they would not object to approval of future agreements by shareholders at a single shareholder meeting. Portfolio shareholders approved the future agreements in May 2013.

The IPO was completed in May 2013. ING Groep divested additional shares in Voya Financial, Inc. through four subsequent public offerings since May 2013, including a secondary common stock offering that closed on November 18, 2014 (the “November Transaction”). (In addition, concurrently with the November Transaction, Voya Financial, Inc. repurchased $175 million of its shares directly from ING Groep.) Upon the completion of the November Transaction and the concurrent direct share repurchase, ING Groep’s ownership in Voya Financial, Inc. was reduced from approximately 32.5% to approximately 19%. This was deemed to be a Change of Control Event that resulted in the termination of the Portfolios’ existing advisory and sub-advisory agreements (the “Prior Agreements”) at the close of business on November 18, 2014.

In light of the foregoing, on November 18, 2014 the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements (the “New Agreements”) for the Portfolios to replace the Prior Agreements upon termination. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders of the Portfolios in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Portfolios will not be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers, including Voya IM.

The decision by the Board, including a majority of the Independent Trustees, to approve the New Agreements was based on a determination by the Board that it would be in the best interests of the shareholders of the Portfolios for the Adviser and Sub-Advisers to continue providing investment advisory, sub-advisory, and related services for the Portfolios, without interruption, after the Change of Control Event.

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and Sub-Advisers under the Prior Agreements and to be provided under the New Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Prior Agreements, which were most recently approved for continuation at the in-person meeting of the Board held on September 12, 2014. During the review process that led to its approval of the Prior Agreements on September 12, 2014, the Board was informed by the Adviser that it was likely the Board would be asked in the very near future to consider approval of the New Agreements. The Board further noted that the Change of Control Event would result in the Adviser’s and Voya IM’s loss of access to certain services and resources of ING Groep, which could adversely affect their businesses and profitability.

On September 12, 2014, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, to renew the Prior Agreements and that the fee rates set forth in the Prior Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Prior Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Prior Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Advisers, and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, Voya IM, and their affiliates with respect to their services to the Portfolios.

A further description of the process followed by the Board in approving the Prior Agreements on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth above under the section titled “BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS.”

In connection with its approval of the New Agreements, on November 18, 2014 the Board considered its conclusions in connection with its September 12, 2014 approvals of those Prior Agreements that were in effect on that date, including the Board’s assessment of the nature, extent and quality of services being provided and, as applicable, actions taken or to be taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its November 18, 2014 approvals of the New Agreements, the Board considered a representation from the Adviser that there were no additional developments not already disclosed to the Board since September 12, 2014 that

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would be a material consideration to the Board in connection with its consideration of the New Agreements.

In addition, in determining whether to approve the New Agreements, the Board took into account the considerations set out below.

1)	The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties when approving the New Agreements from K&L Gates, their independent legal counsel, which law firm has extensive experience regarding such matters.

2)	The Board considered Management’s representations regarding its commitment to maintain appropriate levels of overall staffing, ongoing resources and service quality through the transactions under the Separation Plan and after the Change of Control Event. The Board noted that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep, as contemplated by the Separation Plan, will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Portfolios. The Board also considered the importance of the asset management operations to the overall success of Voya Financial, Inc., which provides a strong incentive to Voya Financial, Inc. to provide appropriate resource allocations to support those asset management operations.

3)	The Board considered representations by the Adviser and its affiliates that approval of the New Agreements would be necessary for the Portfolios to continue receiving investment management services from the Adviser and Sub-Advisers following the November 18th Change of Control Event. In addition, the Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the New Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Portfolios than, the terms of the corresponding Prior Agreements.

4)	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Advisers can be expected to provide services of the same nature, extent and quality under the New Agreements as were provided under the Prior Agreements; and (b) the November 18th Change of Control Event is not expected to result in any changes to: (i) the management of the Portfolios, including the continuity of the Portfolios’ portfolio managers and other personnel responsible for the management operations of the Portfolios; or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

5)	The Board considered actions taken by the Adviser subsequent to the September 12, 2014 approvals of the Prior Agreements with respect to certain Voya funds in response to requests made by the Board in connection with those approvals.

6)	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the New Agreements.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on November 18, 2014, the Board, including a majority of the Independent Trustees, voted to approve the New Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and the New Agreements should be approved so as to enable a continuation without interruption of the services being provided by the current service providers pursuant to the Prior Agreements. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements.

119

Investment Advisers
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator
Voya Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT  |  INVESTMENTS  |  INSURANCE

voyainvestments.com

    VPAR-VIT1AISS2     (1214-022014)

Annual Report

December 31, 2014

Classes ADV, I, S and S2

Voya Investors Trust

■	Voya High Yield Portfolio
■	Voya Large Cap Growth Portfolio
■	Voya Large Cap Value Portfolio
■	Voya Limited Maturity Bond Portfolio
■	Voya Multi-Manager Large Cap Core Portfolio
■	Voya U.S. Stock Index Portfolio
■	VY® Clarion Real Estate Portfolio
■	VY® Franklin Income Portfolio
■	VY® Franklin Mutual Shares Portfolio
■	VY® JPMorgan Small Cap Core Equity Portfolio
■	VY® Templeton Global Growth Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	26
Report of Independent Registered Public Accounting Firm	28
Statements of Assets and Liabilities	29
Statements of Operations	35
Statements of Changes in Net Assets	38
Financial Highlights	44
Notes to Financial Statements	50
Summary Portfolios of Investments	72
Tax Information	118
Trustee and Officer Information	119
Advisory Contract Approval Discussion	123

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

New Year, Hopeful View

Dear Shareholder,

As 2014 came to a close, U.S. economic growth accelerated, Japan and Europe were struggling and volatility re-emerged in markets around the world. Though periods of volatility may challenge investor resolve over the course of the year, we believe resilience will prevail thanks to continued improvements in global consumer and business spending and ample global liquidity.

Resilience has been a defining characteristic of markets for some time now, as we have seen them shake off such potentially destabilizing events as Europe’s chronic economic malaise, China’s growth slowdown and Japan’s sharp and surprising return to recession. And that’s not to mention the various geopolitical hotspots — Ukraine, the Middle East and elsewhere — that have flared up from time to time. Along the way markets have been fortified by all-time high U.S. corporate earnings; renewed monetary stimulus from central banks in Japan, Europe and China; and plummeting oil prices that have provided a positive supply shock to consumers and businesses. This confluence of events has bolstered markets worldwide and has raised investor confidence that such trends can be sustained into 2015.

Despite our optimism, we — as always — advocate a well-balanced, globally diversified portfolio. We believe such an approach is the best way to potentially benefit from whatever opportunities may arise, while limiting the potential for over-exposure to as-yet-unidentified risks. Also as always, be sure to review your investment strategy and portfolio with your financial advisor to ensure they continue to reflect your goals and needs. Thoroughly discuss any potential portfolio changes with your advisor before taking action.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
Executive Vice President
Voya Family of Funds
January 28, 2015

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2014

Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends ended 2013 at a record high. Investor sentiment had evidently reconciled itself to the tapering of the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases. The Fed’s December 18 announcement of a reduction in purchases to $75 billion per month with more to come was taken in stride. There was still plenty to worry about however and the Index endured an early slump and wide swings late in 2014 before ending up 9.81% for the year. (The Index returned 4.94% for the one year ended December 31, 2014, measured in U.S. dollars.)

It did not take long for worries about a flagging U.S. economy to resurface. A disappointingly weak employment report on January 10 showed only 74,000 jobs created in December, the lowest in nearly three years. A cold and snowy winter was thought to be depressing hiring and other key statistics like durable goods orders and home sales.

The Index reached its low point on February 3, down almost exactly 5% in 2014. Yet it took only 18 days to erase the loss despite new political turmoil that flared in Eastern Europe as Russia annexed Crimea after the president of Ukraine was deposed.

With the improvement in the season came a pick-up in U.S. economic data. Employment reports were looking better and the unemployment rate fell below 6%. The December bulletin marked the eighth consecutive month in which more than 200,000 jobs were created. National purchasing managers’ activity indices signaled healthy expansion. While the housing market was cooling, the annualized rate of existing home sales exceeded 5 million for five straight months. Consumer confidence touched seven-year high levels. Growth in gross domestic product (“GDP”) was –2.1% (annualized) in the first quarter but bounced back to 5.0% in the third.

Yet concerns remained about the sustainability of the recovery in the U.S. and worldwide. The improving U.S. employment situation was accompanied by labor force participation rates at or near the lowest since 1978. Wage growth was sluggish near 2% annually. The Fed’s monthly Treasury and mortgage-backed securities purchases ended in October.

Outside of the U.S., growth in China was decelerating, which also weighed on global commodity supplying countries. Japan re-entered recession in the third quarter after an April rise in consumption tax. But it was the euro zone that was the most problematic. Growth almost ground to a halt in the second and third quarters. Unemployment seemed stuck at 11.5%, while deflation was perilously close. Markets became increasingly skeptical that the European Central Bank (“ECB”) could attempt U.S., UK and Japan-style quantitative easing with Germany unequivocally opposed. Oil prices had been steadily falling since late June and would halve by year-end. Increased shale oil production notwithstanding, was this also a signal that global economic activity was weaker than anyone had imagined?

Securities prices mirrored investors’ mood swings in the last few months. The Index actually reached a new peak on September 19, but by October 16 fell 8.2%. From there the Index rebounded 12% to December 5, fell 5% to December 16 then rose 4% to end the year 1.3% below its all-time high.

In U.S. fixed income markets, the Barclays Long-Term U.S. Treasury sub-index returned a remarkable 25.07% in 2014; the Barclays Short-Term U.S. Treasury sub-index just 0.09% as the Treasury yield curve flattened. The Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 5.97%, while the Barclays U.S. Corporate Investment Grade Bond sub-index gained 7.46%. Both outperformed the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), which gained only 2.46%, perhaps reflecting growing disillusionment with the risk/reward profile of high yield bonds after strong returns in recent years.

U.S. equities, represented by the S&P 500® Index including dividends, returned 13.69% in the fiscal year, about 1.5% below its all-time high. The utilities sector was the top performer, returning 28.98%; not surprisingly, the only loser was energy, which dropped 7.78% as oil prices sagged. Record operating earnings per share for S&P 500® companies in the second and third quarters were supported by low interest rates, slow wage growth and historically high share buy-back volumes. Operating margins breached 10% for the first time.

In currencies, the dollar advanced against most other currencies over the year. The dollar surged 13.60% against the euro, on the U.S.’s much better growth and interest rate increase prospects, and 13.74% against the yen, on the likelihood of further monetary easing in Japan and an announced partial re-allocation into non-yen securities for the giant Government Pension Investment Fund (“GPIF”). The dollar gained less, 6.29%, on the pound. The UK had a better growth story than the euro zone, which however is the destination for about 40% of the UK’s exports.

In international markets, the MSCI Japan® Index rose 9.48% in 2014, boosted in the case of Japan’s large exporters by the falling yen and in general by the GPIF’s announcement described above. The MSCI Europe ex UK® Index added 6.63%. The poor economic data referred to above and the lingering conflict in Ukraine dampened markets, which were spasmodically supported by the possibility of quantitative easing. The strong health care sector contributed about one third of the total. Despite superior economic results, the MSCI UK® Index was much weaker, edging up 0.50%. UK stock indices are not particularly representative of the UK economy: the largest 14 names account for half of the index and comprise mostly global banking, energy, pharmaceuticals and materials companies. As a group, they held back returns by about 1.80%.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Bank of America/Merrill Lynch U.S. High Yield, BB-B Rated, 2% Constrained Index
Tracks the performance of BB-B rated U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg) does not exceed 2%.

Bank of America/Merrill Lynch U.S. High Yield BB-B Rated Index	Is an unmanaged index of bonds rated BB and B by Moody’s or S&P.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long-Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays Short-Term U.S. Treasury Index
A market capitalization-weighted index that is composed of fixed-rate, non-convertible U.S. Treasury securities that have a remaining maturity of between one and 12 months and have $250 million or more of outstanding face value.

Barclays U.S. 1-3 Year Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI U.S. REIT® Index
A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.

MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Index	An unmanaged, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 1000 Growth® Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.
Russell 1000 Value® Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

VOYA HIGH YIELD PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2014 (as a percentage of net assets)
Corporate Bonds/Notes	94.1%
Assets in Excess of Other Liabilities*	5.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya High Yield Portfolio (the “Portfolio”) seeks to provide investors with a high level of current income and total return. The Portfolio is managed by Rick Cumberledge, CFA, Matthew Toms, CFA, and Randall Parrish, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.(1)

Performance: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return 1.16% compared to the Barclays High Yield Bond — 2% Issuer Constrained Composite Index(2), which returned 2.46% for the same period.

Portfolio Specifics: PIMCO —The Portfolio underperformed the Bank of America/Merrill Lynch U.S. High Yield Constrained Index by approximately 18 basis points (0.18%) for the period from January 1, 2014 through February 4, 2014. Despite the predominance of good economic news to start 2014, risk-aversion overwhelmed markets. The turning point occurred on January 23rd when Argentina allowed the peso to plunge the most in 12 years and a preliminary report indicated that China’s manufacturing may be contracting for the first time in six months. For the remainder of the month, risk assets, including a wide swath of emerging market assets as well as currencies and credit-related bonds, were in steady decline. The sharp bout of risk-aversion prompted investors to seek shelter in Treasuries, other developed market sovereigns and even the yen, which rose 3.2%. Uncertainty regarding the impact of the U.S. Federal Reserve Board’s (the “Fed”) tapering undoubtedly added to concerns. While some of the emerging-market currency selloff was due to slowing growth and rising social tensions domestically, the Fed’s paring back of its bond-buying program likely played a role.

Voya IM — Voya IM succeeded PIMCO as investment adviser for the Portfolio on February, 5, 2014. Since that date, the Portfolio has been managed according to Voya’s high yield investment strategy, which involves a focus on rigorous fundamental credit analysis and security selection. Through broad investment themes implemented across a wide range of securities, we seek to limit the impact of negative company-specific credit events. Strategic input from the entire Voya IM fixed income team guides overall risk appetite and positioning.

After a sanguine market environment and all-time low yields in the high yield market in the first six months of 2014, volatility finally arrived in the latter half of the year. The third quarter of 2014 witnessed a see-saw pattern of returns, with weakness in July, a rally in August and another decline in September. During the final quarter of 2014, we saw economic growth accelerate, which prompted the Federal Reserve to end quantitative easing and pledge to raise rates in coming months. This pushed short-term interest rates higher and propelled stocks to new highs. On the other hand, 10-year U.S. Treasury rates threatened to break below 2% again and credit spreads widened. What could explain this dichotomy? A 50% plunge in oil prices. Oversupply from U.S. shale producers and weakening demand globally resulted in a price drop so sharp that it was almost bound to break something — be it the U.S. economy, emerging market currencies or the political situation in Russia. This heightened risk of the not-quite-predictable-but-certainly-bad weighed on credit spreads, a pain felt most acutely in the high yield market due to its outsized exposure to emerging shale oil producers.

The Portfolio underperformed the Barclays High Yield Bond — 2% Issuer Constrained Composite Index by approximately 114 basis points (1.14%) for the period from February 5, 2014 through December 31, 2014. The Portfolio lagged its benchmark due to negative impacts from sector allocation. Our long-held overweight to the independent energy producers negatively affected performance, as the magnitude of the decline in oil prices and OPEC’s willingness to allow it caught us off guard. We generally limited our exposure to low-cost operators in the best basins and those who have hedged forward production. However, we were not immune to the price action in the sector on holdings with second-tier acreage and companies with weaker balance sheets. We reduced our exposure to the sector as we became increasingly convinced that oil prices would stay lower for longer than originally anticipated, selling some of the most at-risk issues but adding to others we continued to view as well-positioned. Other performance negatives included our underweight to financials and our underweight exposure to the telecommunications sector.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)
Biomet, Inc., 6.500%, 10/01/20	0.7%
Univision Communications, Inc., 7.875%, 11/01/20	0.6%
Sprint Nextel Corp., 6.000%, 11/15/22	0.6%
Sprint Capital Corp., 6.900%, 05/01/19	0.6%
Viking Cruises Ltd., 8.500%, 10/15/22	0.6%
Caesars Entertainment Resort Properties LLC, 8.000%, 10/01/20	0.6%
Sinclair Television Group, Inc., 6.125%, 10/01/22	0.6%
Emdeon, Inc., 11.000%, 12/31/19	0.5%
HCA, Inc., 7.500%, 02/15/22	0.5%
Sonic Automotive, Inc., 5.000%, 05/15/23	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

By contrast, relative performance benefited from our avoidance of oil services companies, which were among the worst-performing securities during the period. Security selection contributed to results, though not enough to overcome the detraction from sector allocation. Notable contributions came from selection in the gaming industry and ironically, from industries that were stressed during the period, such as independent energy producers and metals and mining. Performance also benefited from our exposure to the media and entertainment sector.

Current Strategy and Outlook: Our fundamental view of high yield credit quality is largely unchanged. Spreads are justifiably wider, as a host of risks have increased — the risk of energy sector defaults, the risk of further weakness in China and other emerging markets, and geopolitical risk in oil-producing countries, to name a few — but in our opinion the U.S. economic recovery seems solid enough to prevent a turning of the credit cycle broadly. With even ex-energy high yield spreads above their long term average at nearly five percentage points above Treasuries and defaults likely to remain well below historical averages for some time, we believe it seems that high yield investors are being more than adequately compensated for credit risk taken. At current levels, we believe that high yield bonds also likely have the ability to absorb at least a portion of an eventual rise in interest rates. In our opinion, this environment should position high yield to outperform most other fixed income asset classes over the coming year, though we may need to see oil prices stabilize before the market gains solid footing.

(1)	Effective as of the close of business on February 4, 2014, Voya IM began managing the Portfolio and was renamed Voya High Yield Portfolio.
(2)	Effective February 5, 2014, the Portfolio changed its benchmark from the Bank of America/Merrill Lynch U.S BB-B Rated, 2% Constrained Index and the Bank of America/Merrill Lynch U.S. High Yield BB-B Rated Index to the Barclays High Yield Bond — 2% Issuer Constrained Composite Index because the index is considered by the adviser to be a more appropriate benchmark reflecting the type of securities in which the Portfolio invests.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	VOYA HIGH YIELD PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class ADV May 22, 2006	Since Inception of Class I April 29, 2005	Since Inception of Class S2 December 29, 2006
Class ADV	0.81%	7.39%	—	6.93%	—	—
Class I	1.41%	8.06%	—	—	7.73%	—
Class S	1.16%	7.77%	7.00%	—	—	—
Class S2	0.92%	7.54%	—	—	—	6.95%
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	2.46%	8.98%	7.73%	8.31%	8.30%	7.99%
Bank of America/Merrill Lynch U.S. High Yield Constrained Index	3.49%	8.71%	7.08%	7.58%	7.54%	7.28%
Bank of America/Merrill Lynch U.S. High Yield Rated Index	3.47%	8.78%	7.15%	7.61%	7.61%	7.20%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya High Yield Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective February 5, 2014, the Portfolio changed its benchmark from the Bank of America/Merrill Lynch U.S. High Yield Constrained Index and the Bank of America/Merrill Lynch U.S. High Yield Rated Index to the Barclays High Yield Bond — 2% Issuer Constrained Composite Index because the Barclays High Yield Bond — 2% Issuer Constrained Composite Index is considered by the Adviser to be a more appropriate benchmark reflecting the type of securities in which the Portfolio invests.

Prior to February 5, 2014, the Portfolio was advised by a different sub-adviser.

VOYA LARGE CAP GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2014 (as a percentage of net assets)
Information Technology	30.4%
Consumer Discretionary	19.5%
Health Care	16.4%
Industrials	12.3%
Consumer Staples	8.7%
Financials	5.4%
Energy	3.7%
Materials	3.0%
Assets in Excess of Other Liabilities*	0.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Large Cap Growth Portfolio (the “Portfolio”) seeks long-term capital growth. The Portfolio is managed by Christopher F. Corapi, Jeffrey Bianchi and Michael Pytosh, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class S shares, provided a total return of 13.35% compared to the Russell 1000® Growth Index, which returned 13.05% for the same period.

Portfolio Specifics: The Portfolio outperformed its benchmark during the reporting period. The most significant contributors for the period included security selection in the health care and consumer staples sectors. Security selection in the financials and materials sectors detracted the most from results.

Allergan, Inc. (“Allergan”), CVS Health Corp. (“CVS Health”) and International Business Machines Corp. (“IBM”) were the largest contributors to performance during the period. Our overweight position in specialty pharmaceutical company Allergan contributed to performance. Shares of the company rallied sharply in June, boosted by a take-over offer from Valeant Pharmaceuticals. The stock rose further in November on the news that Actavis will acquire Allergan. The proposed deal was unanimously approved by both boards and is expected to close in the second quarter of 2015. Our overweight position in the integrated pharmacy health care provider CVS Health benefited results. The stock’s strong performance was driven by improvements in adjusted prescription growth and a solid generic launch. We believe CVS Health continues to be best positioned for additional market share gains within the pharmacy benefit manager sector, taking advantage of the merger between Express Scripts and Medco. Our underweight position in computer solutions provider IBM contributed to relative performance. Investors, who are unconvinced that the company is positioned for growth, are looking for a transformational shift in the company’s business model amid concerns that the hardware business is becoming commoditized, the outsourcing business is struggling and the company is not adding enough value in its services business. In addition, the company reported lackluster third quarter 2014 results, experiencing declines in most business units as they see softening demand trends.

Top Ten Holdings as of December 31, 2014 (as a percentage of net assets)
Apple, Inc.	6.0%
Microsoft Corp.	3.6%
Home Depot, Inc.	3.3%
PepsiCo, Inc.	2.8%
Oracle Corp.	2.7%
Comcast Corp. — Class A	2.5%
Amazon.com, Inc.	2.4%
Walt Disney Co.	2.3%
Google, Inc. — Class A	2.2%
AbbVie, Inc.	2.2%
Portfolio holdings are subject to change daily.

Best Buy Co. (“Best Buy”), Inc., Cameron International Corp. (“Cameron International”) and Vmware, Inc. (“Vmware”) were among the most significant detractors for the period. Our overweight position in Best Buy detracted from results. The stock fell after the company reported disappointing results early in the year due to the competitive environment in consumer electronics. Stiff competition led to a highly promotional holiday season in 2013 and negatively impacted Best Buy’s revenues and margins. Our overweight position in Cameron International, an energy capital equipment provider, detracted from performance. Its shares were weak mainly due to the decline in West Texas Intermediate and Brent oil prices. Our overweight in Vmware, a provider of virtualization solutions from the desktop to the data center, detracted from performance. The company reported third quarter results that exceeded estimates, but showed few larger deals and low future bookings, in part due to macro weakness, specifically in Germany, Japan and Russia. Additionally, a large U.S. federal enterprise license agreement deal did not close in the fourth quarter, but remains an opportunity.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see continued modestly improving economic conditions, we believe that consensus expectations are that the U.S. Federal Reserve Board (the “Fed”) may begin to raise the federal funds rate as early as June 2015. The Fed intends to consider labor market conditions and inflation in its decision to move toward a normalized interest rate environment. We believe the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	VOYA LARGE CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006	Since Inception of Class I May 2, 2005
Class ADV	13.03%	14.96%	—	10.83%	—
Class I	13.62%	15.59%	—	—	11.59%
Class S	13.35%	15.30%	9.93%	—	—
Class S2	13.24%	15.14%	9.77%	—	—
Russell 1000® Growth Index	13.05%	15.81%	8.49%	8.83%	9.44%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large Cap Growth Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Prior to June 11, 2010, the Portfolio was advised by a different sub-adviser.

VOYA LARGE CAP VALUE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2014 (as a percentage of net assets)
Financials	28.5%
Health Care	16.6%
Energy	10.9%
Consumer Staples	9.5%
Information Technology	8.8%
Consumer Discretionary	8.1%
Industrials	7.6%
Utilities	4.5%
Materials	3.0%
Telecommunication Services	1.2%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Large Cap Value Portfolio (the “Portfolio”) seeks long-term growth of capital and current income. The Portfolio is managed by Robert M. Kloss, Vincent Costa, CFA, and Christopher F. Corapi, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) the Sub-Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 9.71% compared to the Russell 1000® Value Index (the “Index”), which returned 13.45% for the same period.

Portfolio Specifics: For the year-to-date period ended December 31, 2014, the Portfolio underperformed the Index, due to primarily to unfavorable security selection within the financials and information technology sectors. Our allocation to cash was also a drag on performance. Conversely, stock selection within the consumer staples and telecommunications services sectors contributed to performance.

Among the key detractors from performance were Fortescue Metals Group (“Fortescue Metals”) and Royal Dutch Shell Plc (“Royal Dutch Shell”).

Owning non-benchmark company Fortescue Metals, an iron ore producer, detracted from performance as iron ore prices declined. The company’s semi-annual update during the reporting period provided encouraging operational results, with production, revenue and cost guidance ahead of expectations. However, self-help improvements alone weren’t enough to overcome the steep decline in iron ore prices in 2014. In addition, the stock was adversely impacted by extremely negative sentiment surrounding commodities in general. This was driven by increasing concerns over emerging market demand and the significant rise in the U.S. dollar during the year.

Owning non-benchmark company Royal Dutch Shell, an oil producer, detracted from performance. Shares of the company were negatively impacted by weakness over European market concerns and the overall underperformance within the energy sector due to sharply declining oil prices.

The main individual contributors to performance were Chevron Corp. (“Chevron”) and Union Pacific Corp. (“Union Pacific”).

Not owning benchmark company Chevron, a U.S.-based integrated oil and gas company, contributed to performance. Shares of Chevron were also hurt by falling oil prices. In addition, early in the year the company reported weak fourth quarter earnings and a muted 2014 growth outlook.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)
ExxonMobil Corp.	4.6%
Procter & Gamble Co.	3.5%
Pfizer, Inc.	3.4%
JPMorgan Chase & Co.	3.4%
Wells Fargo & Co.	3.3%
Microsoft Corp.	2.9%
Merck & Co., Inc.	2.9%
Cisco Systems, Inc.	2.6%
UnitedHealth Group, Inc.	2.5%
Citigroup, Inc.	2.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Owning non-benchmark company Union Pacific, a rail transportation company, contributed to results. The company performed well throughout the year, as it met or slightly exceeded analysts’ expectations each quarter. In addition, Union Pacific continually generated high single digit revenue growth and sustainable margins. The company further benefited from trends in the more robust economies of the United States and Mexico (i.e. higher auto production rates, growing demand for hydraulic fracturing sand and strong crop yields). Furthermore, market-share gains from the service issues of a competitor led to estimate upgrades for 2014, which also helped boost Union Pacific’s stock.

Current Strategy and Outlook: We continue to see attractive valuations in companies in a variety of sectors. Going forward, we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Portfolio’s strategy seeks to provide. The strategy is currently overweight in the consumer staples, health care and consumer discretionary and underweight in the industrials, utilities, financials, telecommunications services and information technology.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	VOYA LARGE CAP VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Class ADV, I and S May 11, 2007	Since Inception of Class S2 September 9, 2013
Class ADV	9.42%	14.69%	4.82%	—
Class I	10.09%	15.35%	5.41%	—
Class S	9.71%	15.08%	5.14%	—
Class S2	9.67%	—	—	14.67%
Russell 1000® Value Index	13.45%	15.42%	4.93%	18.60%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large Cap Value Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service provides, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Prior to January 21, 2011, the Portfolio was advised by a different sub-adviser.

VOYA LIMITED MATURITY BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2014 (as a percentage of net assets)
Corporate Bonds/Notes	44.3%
U.S. Treasury Obligations	24.5%
Asset-Backed Securities	17.8%
Collateralized Mortgage Obligations	10.4%
U.S. Government Agency Obligations	1.3%
Foreign Government Bonds	0.1%
Purchased Options	0.0%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Limited Maturity Bond Portfolio (the “Portfolio”) seeks highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. The Portfolio is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 0.69% compared to the Barclays U.S. 1-3 Year Government/Credit Bond Index, which returned 0.77% for the same period.

Portfolio Specifics: Led by the United States, the global economy continued to move closer to recovery. The maximum global rate of asset purchases is likely to be behind us despite recent Bank of Japan (“BoJ”) decisions. The resulting liquidity is likely to remain in the system for some time, but its impact has already been felt in the form of low rates and volatility. Despite accommodative central banks holding short-term rates low, rates on the long end of the yield curve have been depressed by demand. Continued yield hunger and central bank activity has driven G10 government rates to rich levels. The European Central Bank (“ECB”) and BoJ are likely to be locked into accommodative policy for the foreseeable future. However, the US Federal Reserve Board (the “Fed”) continues to move in the opposite direction from other central banks. As Fed purchases ceased in October 2014 and communication began to moderate from uber-dovish to merely very dovish, the central bank is becoming a net remover of accommodation. By the second half of the year, growth in the U.S. surprised to the upside. Fundamentals were much weaker for European and Japanese growth and global inflation pressures were very weak. Ten-year U.S. Treasury rates fell 85 basis points (0.85%) in 2014. The year ended with a sharp decline in oil prices and the related decline of inflation expectations. Together, this inspired a flight to quality bid for U.S. Treasury securities. The U.S. dollar’s rise and oil’s fall caused a meaningful correction in credit markets, a flattening of the yield curve and eventual contagion into equities. The post-Fed reversal of that weakness has also been meaningful in speed and magnitude. The U.S. central bank now appears committed to beginning its patient normalization process in 2015, amid a backdrop of continued improvement in U.S. labor markets and a perception that lower oil prices will provide consumers with a near-term dividend.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)
United States Treasury Note, 0.625%, 12/31/16	15.2%
United States Treasury Note, 2.000%, 01/31/16	7.1%
United States Treasury Note, 1.000%, 12/15/17	1.6%
Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9, 5.055%, 09/11/42	1.0%
LB-UBS Commercial Mortgage Trust, 5.127%, 09/15/40	0.7%
Freddie Mac, 0.875%, 10/14/16	0.7%
CP Uniq Aps, 2.031%, 04/15/18	0.6%
Commercial Mortgage Pass-through Certificates, 5.306%, 12/10/46	0.6%
United States Treasury Note, 1.500%, 11/30/19	0.6%
GMAC Commercial Mortgage Securities, Inc. Series 2005-C1 Trust, 4.754%, 05/10/43	0.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

The Portfolio outperformed before deducting fees and expenses, but lagged its benchmark net of the costs. Results were due to positive asset allocation. The Portfolio was overweight risk assets versus an underweight to Treasuries, as we preferred to take credit risk over interest rate risk. Spread sectors, including commercial mortgage-backed securities, asset-backed securities and investment grade corporate bonds benefitted the Portfolio. Demand for commercial real estate loans remained robust and lending standards eased as the housing market continued to recover, albeit at a slower pace. Investment grade corporate bonds were a top performing sector in 2014, as corporate markets rallied alongside the positive U.S. economic momentum. Duration positioning of U.S. interest rates was neutral relative to the benchmark and did not meaningfully impact the Portfolio’s performance. Likewise, security selection did not have material impact on the Portfolio’s results during the year.

Throughout the year, Treasury futures and swaps were used to manage duration. These holdings, along with cash bonds, led our duration and curve management to being a net modest detractor over the period. Credit default swaps, combined with cash bonds, contributed to returns for the year.

Current Strategy and Outlook: Going into the New Year, our base case is that the U.S. will maintain a modest pace of growth, while global central banks continue to aggressively fight to improve their own near-term outlooks. We believe the U.S. economy continues to be the bright spot globally, with unemployment numbers improving and third quarter gross domestic product surpassing expectations. As oil prices begin to find their footing, we expect better behavior by U.S. spread sectors in 2015. Therefore, we believe the recent sell-off of investment-grade corporate bonds represents an attractive buying opportunity. The contrast in monetary policy between the U.S. and the other major economies is likely to become increasingly stark in 2015. The ECB appears likely to soon announce a new quantitative easing program that includes euro-denominated corporate or sovereign bonds. We continue to keep risk assets in the Portfolio, as we believe steadier economic growth, coupled with an accommodative Fed, will help spread assets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	VOYA LIMITED MATURITY BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class ADV April 28, 2006	Since Inception of Class I April 29, 2005
Class ADV	0.31%	1.12%	—	2.20%	—
Class I	0.88%	1.69%	—	—	2.82%
Class S	0.69%	1.43%	2.51%	—	—
Barclays U.S. 1-3 Year Government/Credit Bond Index	0.77%	1.41%	2.85%	3.00%	2.92%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Limited Maturity Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VOYA MULTI-MANAGER LARGE CAP CORE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2014 (as a percentage of net assets)
Financials	19.4%
Information Technology	19.3%
Consumer Discretionary	14.6%
Health Care	12.3%
Consumer Staples	10.0%
Industrials	8.7%
Energy	6.5%
Materials	6.0%
Telecommunication Services	2.1%
Assets in Excess of Other Liabilities*	1.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Multi-Manager Large Cap Core Portfolio (the “Portfolio”) seeks reasonable income and capital growth. The Portfolio is managed by two sub-advisers — Columbia Management Investment Advisers, LLC (“CMIA”) and The London Company of Virginia, LLC (“TLC”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Guy W. Pope, CFA, Portfolio Manager of the Sleeve that is managed by CMIA, and Stephen M. Goddard, CFA, Lead Portfolio Manager, J. Brian Campbell, CFA, Jonathan T. Moody, CFA, and Mark E. DeVaul, CFA, Portfolio Managers of the Sleeve that is managed by TLC.

Performance: For the year ended December 31, 2014, the Portfolio’s Class I shares provided a total return of 15.31% compared to the S&P 500® Index and the Russell 1000® Index, which returned 13.69% and 13.24%, respectively, for the same period.

Portfolio Specifics: CMIA — The Sleeve outperformed the Russell 1000® Index by approximately 7 basis points (0.07%) for the year ended December 31, 2014. Stock selection was the primary driver of performance for the period, with stocks in the information technology, health care and consumer staples sectors leading the way. Stock selection in the industrials, consumer discretionary and financials sectors detracted. An underweight to the utilities sector also detracted from relative performance.

In information technology, software and gaming company Electronic Arts, Inc. (“EA”) continued its strong and steady performance posting more than 100% gain in the period. The world’s second largest video game publisher has built a diversified array of gaming titles including its sports series (Madden NFL, FIFA), Sims series, and Battlefield. This year EA has taken market share in the mobile and online gaming segments. The company is extremely cost conscious and is gaining a competitive advantage in these higher profit margin areas.

Apple, Inc. (“Apple”) was once again a top contributor in the portfolio, gaining approximately 40% in the period. Apple reported some of its best earnings in recent memory and focus shifted to possible catalysts for the stock in the months and quarters ahead. There appears to be increased bullishness surrounding Apple’s product launches, which included the highly anticipated iPhone 6, and the iWatch, which Apple will introduce in 2015.

Many of our energy sector names were detractors in the period, especially Halliburton Company, Noble Energy, Inc. and Chevron Corporation. A strengthening U.S. dollar, increasing supply and lower demand driven by fears of a global economic slowdown gripped the energy markets and resulted in a drastic decline in oil prices which left the energy sector down more than 8% for the period.

TLC — US stocks traded higher in 2014 driven by stronger economic news, including better than expected GDP growth and improving consumer confidence. Other factors that impacted performance were growth outperforming value, low beta over high beta, and high quality over low quality. Size had the largest impact on absolute performance with the Russell 1000 outperforming the Russell 2000 by over 800 basis points (8%).

The Sleeve outperformed the Russell 1000® Index bv approximately 395 basis points (3.95%) for the year ended December 31, 2014. Stock selection drove the outperformance while sector allocation had little impact. At the sector level, our underweight of health care and utilities had a negative impact, largely offset by the positive impact of our underweight of energy and industrials.

The top individual stock contributors to relative performance were General Dynamics Corporation (“General Dynamics”), CarMax, Inc. (“CarMax”), Eli Lilly and Company (“Eli Lilly”), Lowe’s Companies, Inc. (“Lowe’s”), and NewMarket Corporation (“NewMarket”). General Dynamics was strong due to its improving backlog. CarMax benefitted from stronger than expected sales. Eli Lilly traded higher following comments about the company’s longer term drug pipeline. Lowe’s rallied reflecting mid-single digit sales gains across its vast store network. NewMarket shares rose after posting strong volume growth.

Top Ten Holdings as of December 31, 2014 (as a percentage of net assets)
Berkshire Hathaway, Inc.	3.8%
Blackrock, Inc.	3.1%
Wells Fargo & Co.	3.0%
Bank of America Corp.	2.7%
Lowe’s Cos, Inc.	2.6%
Chevron Corp.	2.6%
Carmax, Inc.	2.5%
Apple, Inc.	2.3%
General Dynamics Corp.	2.2%
Visa, Inc.	2.2%
Portfolio holdings are subject to change daily.

The stocks with the greatest negative impact on relative performance were Apache Corporation (“Apache”), Albemarle Corporation (“Albemarle”), Mosaic Company (“Mosaic”), Chevron Corporation (“Chevron”), and International Business Machines Corporation (“IBM”). Energy was the weakest sector in 2014 reflecting the decline in oil prices. This impacted Apache and Chevron. Albemarle traded lower following the announcement of its plans to acquire Rockwood Holdings. Mosaic underperformed, reflecting near term concerns around agriculture prices and future plantings. IBM fell, reflecting concerns around technology change and weaker than expected sales.

Current Strategy and Outlook: CMIA — We expect higher volatility in the short term, and we expect that to continue until there is clarity around a few fundamental factors. In our view these factors include: the path of U.S. Federal Reserve Board’s monetary policy, Greece and its position in the Euro, general earnings growth, which appears to be facing stiffer headwinds in 2015, which marks the 6th year of this maturing earnings and economic cycle. As we have discussed in the past, we believe volatility can create opportunities to pick up good companies at compelling valuations. As such, we will continue to adhere to our process and look for contrarian investments in this environment.

TLC — While we do not attempt to forecast the future, we remain fairly optimistic. We believe the economic recovery continues with improvement in employment, capital investment, and a generally benign interest rate and inflation outlook. We expect the relatively slow growth environment to continue.

Our approach is to own companies with, in our opinion, strong returns on capital and flexibility to enhance shareholder value using the balance sheet. Low interest rates and relatively high equity risk premiums enable companies to increase shareholder value by adjusting the capital structure of the company. Looking ahead, we expect investors to reward companies that wisely deploy capital.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	VOYA MULTI-MANAGER LARGE CAP CORE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Class ADV December 29, 2006	Since Inception of Class I April 29, 2005	Since Inception of Class S May 3, 2005
Class ADV	14.66%	12.43%	5.28%	—	—
Class I	15.31%	13.10%	—	7.70%	—
Class S	14.99%	12.81%	—	—	7.33%
S&P 500® Index	13.69%	15.45%	7.05%	8.41%	8.37%
Russell 1000® Index	13.24%	15.64%	7.27%	8.67%	8.63%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Multi-Manager Large Cap Core Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Prior to April 12, 2013, the Portfolio was advised by a different sub-adviser.

VOYA U.S. STOCK INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2014 (as a percentage of net assets)
Information Technology	19.6%
Financials	16.5%
Health Care	14.2%
Consumer Discretionary	12.2%
Industrials	10.4%
Consumer Staples	9.8%
Energy	8.4%
Utilities	3.2%
Materials	3.2%
Telecommunication Services	2.3%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya U.S. Stock Index Portfolio (the “Portfolio”) seeks total return. The Portfolio is managed by Steve Wetter and Kai Yee Wong, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class I shares provided a total return of 13.37% compared to the S&P 500® Index, which returned 13.69% for the same period.

Portfolio Specifics*: The Portfolio employs a “passive management” approach designed to track the performance of the S&P 500® Index. The Portfolio attempts to replicate the S&P 500® Index by investing all, or substantially all, of its assets in stocks that make up that S&P 500® Index. The Portfolio may not always hold all of the same securities as the S&P 500® Index.

The top performing sectors were utilities, health care and information technology. In contrast, the worst sectors were energy, telecommunication services and materials.

Current Strategy and Outlook: Looking ahead, we believe the knock-on effects of collapsing oil prices will vary across industries, regions and asset classes. We believe the United States will maintain a modest pace of growth while global central banks will aggressively fight to improve their own near-term outlooks. In our view, the end of quantitative easing confirms the strength of the U.S. economy, but the uncertain start of interest rate hikes will increase market volatility. We believe the teetering euro zone economy suggests the European Central Bank may ease interest rates further in the first half of 2015.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)
Apple, Inc.	3.5%
ExxonMobil Corp.	2.1%
Microsoft Corp.	2.1%
Johnson & Johnson	1.6%
Berkshire Hathaway, Inc.	1.5%
Wells Fargo & Co.	1.4%
General Electric Co.	1.4%
Procter & Gamble Co.	1.4%
JPMorgan Chase & Co.	1.3%
Chevron Corp.	1.2%
Portfolio holdings are subject to change daily.

*	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	VOYA U.S. STOCK INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class ADV May 28, 2009	Since Inception of Class S April 30, 2007	Since Inception of Class S2 August 1, 2007
Class ADV	12.77%	14.54%	—	17.34%	—	—
Class I	13.37%	15.15%	7.41%	—	—	—
Class S	13.11%	14.87%	—	—	6.14%	—
Class S2	12.94%	14.68%	—	—	—	6.31%
S&P 500® Index	13.69%	15.45%	7.67%	18.26%	6.67%	7.00%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya U.S. Stock Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VY® CLARION REAL ESTATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2014 (as a percentage of net assets)
Financials	99.4%
Consumer Discretionary	0.8%
Liabilities in Excess of Other Assets*	(0.2)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® Clarion Real Estate Portfolio (the “Portfolio”) seeks total return including capital appreciation and current income. The Portfolio is managed by T. Ritson Ferguson, Chief Executive Officer, and Joseph P. Smith, CFA, Managing Director, of CBRE Clarion Securities LLC (“CBRE”) — the Sub-Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 29.87% compared to the MSCI U.S. REIT® Index, which returned 30.38% for the same period.

Portfolio Specifics: Real estate shares delivered solid returns during the period, supported by continued evidence of an improving economic landscape. Property company returns were strong for a number of reasons, including attractive and rising dividends, strong earnings growth via both organic as well as external growth, discounted valuations entering the year, and a continued rise in underlying real estate values. Meanwhile, interest rates and inflationary pressures remain low. Property fundamentals continue to improve as does the demand for institutional real estate, especially for high-quality properties. Additionally, companies are benefiting from a low cost of capital and low levels of new construction.

The Portfolio outperformed its benchmark before fees and expenses, but underperformed net of fees during the period. The principal contributor to relative performance was stock selection, which was particularly strong in the apartment, office, healthcare, mall and industrial sectors. This more than offset the impact of sup-par stock selection in the net lease and hotel sectors. Asset allocation detracted from relative performance during the period. The impact of holding a modest cash position in a strongly positive market produced headwinds, which is typical in a market with high absolute returns, as did an overweight to the underperforming industrial sector. This overshadowed the value added from an underweight to the underperforming net lease sector.

Top Ten Holdings as of December 31, 2014 (as a percentage of net assets)
Simon Property Group, Inc.	7.9%
Equity Residential	5.3%
Host Hotels & Resorts, Inc.	4.7%
Health Care Real Estate Investment Trust, Inc.	4.7%
ProLogis, Inc.	4.6%
Vornado Realty Trust	3.9%
AvalonBay Communities, Inc.	3.9%
General Growth Properties, Inc.	3.5%
Public Storage, Inc.	3.1%
Boston Properties, Inc.	3.0%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We prefer the industrial and apartment sectors as well as coastal central business district office and high-end mall companies; we are more cautious about the net lease and healthcare sectors. Portfolio positioning emphasizes property types which can benefit the most from improving economic conditions. By geography, this includes many of the gateway cities located in the northeast and in California, including New York, San Francisco and Los Angeles. We expect the apartment and mall companies to continue to perform, despite strong total return in 2014, as job growth improves and consumer spending continues to improve. We remain cautious on sectors and companies with little internal growth potential or which are overly dependent on acquisition activity for growth. While there are many of these types of companies in the net lease and healthcare sectors, we take into account potential syndicate activity and takeover possibilities in our portfolio positioning. We additionally recognize the attractiveness of current yield via the dividend in some of these lower growth sectors.

We continue to believe that property stocks offer investors an attractive investment option, anchored by current yield via a growing dividend and underpinned by increasing real estate cash flows derived from improving economic and commercial property fundamentals.

We appreciate your continued faith and confidence in our team.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	VY® CLARION REAL ESTATE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class ADV April 17, 2006
Class ADV	29.48%	16.10%	—	7.18%
Class I	30.27%	16.79%	9.30%	—
Class S	29.87%	16.50%	9.02%	—
Class S2	29.74%	16.32%	8.85%	—
MSCI U.S. REIT® Index	30.38%	17.05%	8.31%	7.29%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Clarion Real Estate Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VY® FRANKLIN INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2014 (as a percentage of net assets)
Common Stock	52.6%
Corporate Bonds/Notes	36.5%
Preferred Stock	4.5%
Equity-Linked Securities	2.5%
Warrants	0.0%
Assets in Excess of Other Liabilities*	3.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® Franklin Income Fund (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation. The Portfolio is managed by Edward D. Perks, Alex Peters and Matt Quinlan, Portfolio Managers of Franklin Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 4.91% compared to the S&P 500® Index and the Barclays U.S. Aggregate Bond Index, which returned 13.69% and 5.97%, respectively, for the same period.

Portfolio Specifics: During 2014, equities performed well and were driven by modest earnings growth and U.S. economic and employment growth. Utilities stocks were buoyed by declining long-term interest rates and the stable returns and growth generated by many electric and multi-utilities. Individual utilities contributors included integrated utility Duke Energy Corp. and electric and natural gas company PG&E Corp. Semiconductor giant Intel Corp. largely benefited from improved demand for personal computers. Health care positions were led by Merck & Co. Inc. and Johnson & Johnson.

Equity detractors were concentrated in the energy and materials sectors owing largely to greater supply and reduced demand for commodities. Collapsed crude oil prices weighed on share prices for oil-related companies, particularly BP PLC, Canadian Oil Sands Ltd. and Cobalt International Energy, a new holding. Within materials, our holdings in mining companies such as Freeport-McMoRan Inc., BHP Billiton PLC and Rio Tinto PLC hindered performance.

The primary contributor to fixed income returns was the favorable environment for long-term interest rates. The decline in long-term interest rates during the period enabled many high yield corporate bonds to generate positive total returns. Communications holdings Charter Communications and Cablevision Systems Corp. benefited from demand for video and data services, and iHeart Communications Inc. improved its liquidity and financial positioning. Consumer non-cyclical positions were led by HCA Inc. and Tenet Healthcare Corp.

Top Ten Holdings as of December 31, 2014 (as a percentage of net assets)
Royal Dutch Shell PLC — Class A ADR	2.0%
Duke Energy Corp.	1.7%
BP PLC ADR	1.6%
Dow Chemical Co.	1.5%
General Electric Co.	1.5%
NextEra Energy, Inc.	1.5%
JPMorgan Chase & Co., 7.900%, 04/29/49	1.4%
Rio Tinto PLC ADR	1.4%
Exelon Corp.	1.3%
Target Corp.	1.3%
Portfolio holdings are subject to change daily.

Many fixed income energy companies were hurt by lower commodity prices. Investor concerns regarding the long-term viability of highly leveraged producers weighed on Samson Investment Co., W&T Offshore Inc. and new holding California Resources Corp. Basic industry holdings, particularly those engaged in coal mining, slumped as reduced demand pressured pricing. Among these, Arch Coal Inc., Alpha Natural Resources Inc. and Peabody Energy Corp. detracted from results.

Current Strategy and Outlook: Although the Portfolio was more weighted toward equities at period-end, the underperformance of fixed income sectors and wider spreads enabled the Portfolio to purchase corporate bonds, mainly in communications and electric utilities. We believe generally strong U.S. corporate fundamentals could continue to support recent valuation levels, and equity performance is likely to be driven by earnings growth and corporate managers’ capital allocation decisions. We believe corporate bond issuers are likely to seek to take advantage of the current, low interest rate environment, and we will apply our fundamental research and analysis to evaluate investment opportunities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	VY® FRANKLIN INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Class ADV December 29, 2006	Since Inception of Class I and S April 28, 2006	Since Inception of Class S2 May 3, 2006
Class ADV	4.69%	9.04%	4.78%	—	—
Class I	5.21%	9.70%	—	6.27%	—
Class S	4.91%	9.42%	—	6.01%	—
Class S2	4.79%	9.27%	—	—	5.88%
S&P 500® Index	13.69%	15.45%	7.05%	7.63%	7.66%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	5.04%	5.26%	5.31%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Clarion Real Estate Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VY® FRANKLIN MUTUAL SHARES PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2014 (as a percentage of net assets)
Financials	20.8%
Health Care	11.9%
Information Technology	11.2%
Consumer Staples	11.1%
Consumer Discretionary	10.3%
Energy	9.0%
Industrials	4.4%
Materials	4.0%
Communications	2.6%
Utilities	1.9%
Telecommunication Services	1.9%
Consumer, Cyclical	1.5%
Municipal	0.3%
Technology	0.2%
Assets in Excess of Other Liabilities*	8.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® Franklin Mutual Shares Portfolio (the “Portfolio”) seeks capital appreciation. Its secondary goal is income. The Portfolio is managed by Peter A. Langerman, F. David Segal, CFA, and Deborah A. Turner, Portfolio Managers of Franklin Mutual Advisers, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 7.38% compared to the S&P 500® Index, which returned 13.69% for the same period.

Portfolio Specifics: Top contributors to Portfolio performance included technology leader Apple, Israel-based Teva Pharmaceutical Industries (“Teva”) and retailer Kroger. Strong iPhone sales, an enhanced share repurchase program, an increased dividend and a seven-for-one stock split drove Apple shares higher during the period. Teva shares benefited from the U.S. Supreme Court’s agreement to hear a patent appeal related to the company’s profitable multiple sclerosis drug, Copaxone. The delay in generic competition gave Teva the chance to convert more U.S. patients to its new Copaxone formulation and potentially retain a higher portion of the franchise once the patent expires. Kroger shares gained as the company reported strong quarterly profits and raised its fiscal year 2014 earnings outlook, driven in part by the completion of its Harris Teeter acquisition in January.

In contrast, some holdings detracted from Portfolio performance. Key detractors included Switzerland-based offshore drilling company Transocean, natural resources firm Freeport-McMoRan and U.K.-based retailer Tesco. Transocean shares declined as plunging oil prices in the second half of 2014 led oil companies to push back projects, left several new rigs without contracts and increased potential downtime between jobs for existing rigs. Falling commodity prices, including for copper and gold, pressured Freeport-McMoRan shares in 2014. In addition, the Indonesian government’s imposition of a new mining-related tax and regulatory policies and reduced production following a fatal accident at Freeport’s Grasberg mine hurt the share price. Tesco shares fell sharply after the company lowered profit guidance for its flagship U.K. operations, cut its dividend and suspended four senior executives over accounting irregularities.

Top Ten Holdings as of December 31, 2014 (as a percentage of net assets)
Medtronic, Inc.	3.0%
Microsoft Corp.	2.7%
Merck & Co., Inc.	2.6%
White Mountains Insurance Group Ltd.	2.5%
Teva Pharmaceutical Industries Ltd. ADR	2.2%
Apple, Inc.	2.0%
Twenty-First Century Fox, Inc. Class B	1.9%
PNC Financial Services Group, Inc.	1.9%
American International Group, Inc.	1.7%
British American Tobacco PLC	1.7%
Portfolio holdings are subject to change daily.

At the sector level, weightings in the energy, consumer staples and utilities sectors decreased while weightings of consumer discretionary, health care and information technology holdings increased during the year.

During the year, the Portfolio held currency forwards to somewhat hedge the currency risk of the Portfolio’s non-U.S. dollar investments. The hedges had a positive impact on the Portfolio’s performance during the period.

Current Strategy and Outlook: At period-end, equities remained the core of the Portfolio. Consistent with its investment strategy, the Portfolio maintained some exposure to distressed debt and reorganization securities and merger arbitrage strategies.

We believe U.S. economic and financial conditions appear to be generally moving in the right direction. The recent steep drop in oil prices was of particular significance. We believe oil prices will remain well below those of the past several years for some time as the markets move toward a balanced level of supply and demand. Lower oil prices should, in our view, be supportive of global economic growth — particularly in the U.S. — as it is likely to boost consumer confidence and free up disposable income.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	VY® FRANKLIN MUTUAL SHARES PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Class ADV, I and S April 30, 2007
Class ADV	6.91%	11.11%	3.18%
Class I	7.61%	11.81%	3.86%
Class S	7.38%	11.52%	3.61%
S&P 500® Index	13.69%	15.45%	6.67%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Franklin Mutual Shares Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2014 (as a percentage of net assets)
Financials	22.2%
Industrials	16.1%
Consumer Discretionary	16.0%
Information Technology	15.0%
Health Care	12.5%
Materials	4.4%
Consumer Staples	3.8%
Energy	3.6%
Utilities	3.2%
Telecommunication Services	0.7%
Assets in Excess of Other Liabilities*	2.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® JPMorgan Small Cap Core Equity Portfolio (the “Portfolio”) seeks capital growth over the long term. The Portfolio is managed using two investment styles — quantitative and fundamental analysis. The Portfolio is managed in two sleeves — the quantitative sleeve managed by Dennis S. Ruhl, CFA, Managing Director, and Phillip D. Hart, CFA, Executive Director, and the fundamental sleeve managed by Daniel Percella, CFA, Executive Director and Don San Jose, CFA, Managing Director, Portfolio Managers of J.P. Morgan Investment Management Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 8.35% compared to the Russell 2000® Index, which returned 4.89% for the same period.

Portfolio Specifics: The quantitative sleeve outperformed the Russell 2000® Index for the year ended December 31, 2014. Stock selection in the pharmaceutical and consumer cyclical sectors aided performance. At the individual stock level, Skyworks Solutions and Hawaiian Holdings were the top contributors. Within the semiconductors sector, the position in Skyworks Solutions contributed to results. Outperformance was largely driven by strong second-quarter earnings results and a number of positive analyst ratings. The company also issued positive earnings guidance for the third quarter. Additionally, within the consumer cyclical sector, an overweight position in Hawaiian Holdings contributed to performance. Shares of the company increased due to the drop in the price of oil as well as improving industry fundamentals. The company also issued strong second- and third-quarter earnings results that surpassed analysts’ revenue and earnings-per-share estimates.

Alternatively, stock selection in the finance and software and services sectors hurt the portfolio’s relative return. At the stock level, Ocwen Financial (“Ocwen”) and Barrett Business Services (“Barrett”) were the top detractors. Within the finance sector, an overweight position in Ocwen detracted. Performance was driven primarily by regulatory concerns and poor operating results throughout the year. The stock was also downgraded by a number of analysts, putting additional pressure on the share price. Additionally, shares of Barrett declined after litigation issues arose over a potential breach of fiduciary duty by officers and directors.

The fundamental sleeve outperformed the Russell® Index for the year ended December 31, 2014. Stock selection drove outperformance and almost every sector added value throughout the year, with stock selection in the materials and processing and financial services sectors contributing most. Underweight exposure to the health care and utilities sectors detracted from relative performance. Broadly speaking, the market environment was favorable for our strategy — stocks with lower price-to-earnings multiples, higher returns on equity and slower growth for the year.

Overweight positions in Knight Transportation, provider of truckload transportation services, and IDEXX Laboratories, a veterinary supply company, were top contributors to performance from an individual stock perspective. Stocks of both companies traded higher during the year as they were rewarded for consistently outperforming consensus earnings expectations. The portfolio continues to maintain a position in both companies.

Quiksilver, Inc. (“Quiksilver”), an apparel and footwear company, and Resolute Energy Corp. (“Resolute Energy”), an independent exploration and production company, were both top detractors during the year. Much of the underperformance for Quiksilver came in the second quarter, when the company announced a weak earnings report and subsequent shift in strategy by management that was not well received by investors. This also caused us to reconsider our position, which we exited during the third quarter. Resolute Energy traded lower during the year as the decline in oil prices weighed on its business. There has also been some investor angst toward the company as they have not been able to escalate drilling in their Permain acreage because of capital constraints. The capital constraints were going to be alleviated by the company sorting out a path for their Aneth assets, but the company has delayed doing so. We do not think this issue will be resolved in the near term given the current environment for commodity prices, which caused us to rethink our position. We exited our position in the fourth quarter.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)
Jarden Corp.	1.5%
Waste Connections, Inc.	1.3%
Portland General Electric Co.	1.2%
RLJ Lodging Trust	1.1%
Brinker International, Inc.	1.0%
Spectrum Brands Holdings, Inc.	1.0%
Silgan Holdings, Inc.	0.9%
Aptargroup, Inc.	0.9%
Idexx Laboratories, Inc.	0.9%
Crown Holdings, Inc.	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Quant: Concerns over global growth, falling oil prices, a rising dollar and uncertainty surrounding the U.S. Federal Reserve Board’s (Fed’s) first interest rate hike caused elevated volatility last quarter. With solid fundamentals, the U.S. economy has maintained its stable footing and continues to remain insulated from growth concerns in other regions of the globe, in our opinion.

We continue to see evidence that the U.S. economy will continue on its positive trajectory. However, we believe geopolitical concerns, slower growth in Asia and Europe and details of the Fed’s first interest rate hike have the potential to increase volatility in the near term.

Within the quantitative screen, we remain firmly committed to our disciplined and dispassionate investment process. We will continue to monitor risks at all levels, taking only risks for which we believe we will be compensated.

Within the fundamental sleeve, the team remains focused on finding companies with durable franchises, good management teams and stable earnings that trade at a discount to their intrinsic value. The portfolio continues to find opportunities in the materials and processing and consumer discretionary sectors, both of which continue to be overweight exposure in the portfolio. The financial services sector also continues to represent an overweight. The technology, health care and utilities sectors all remain underweight exposures in the portfolio.

*	Effective May 1, 2014, Daniel Percella was added as a portfolio manager of the Portfolio. Effective March 14, 2014, Christopher Jones was removed as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year
Class ADV	7.94%	17.04%	8.63%
Class I	8.61%	17.75%	9.28%
Class S	8.35%	17.44%	9.01%
Class S2	8.24%	17.28%	8.85%
Russell 2000® Index	4.89%	15.55%	7.77%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® JPMorgan Small Cap Core Equity Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VY® TEMPLETON GLOBAL GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of December 31, 2014 (as a percentage of net assets)
United States	33.7%
United Kingdom	12.6%
France	8.6%
Germany	6.4%
South Korea	4.8%
Switzerland	4.6%
Netherlands	3.7%
Singapore	3.0%
Japan	2.8%
China	2.4%
Countries between 0.3%–2.2%ˆ	14.4%
Assets in Excess of Other Liabilities*	3.0%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 12 countries, which each represents 0.3%–2.2% of net assets.
Portfolio holdings are subject to change daily.

VY® Templeton Global Growth Portfolio (the “Portfolio”) seeks capital appreciation. Current income is only an incidental consideration. The Portfolio is managed by Norman J. Boersma, CFA and President, Tucker Scott, CFA and Executive Vice President, Lisa F. Myers, CFA and Executive Vice President, and James Harper, CFA, of Templeton Global Advisors Limited — the Sub-Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of –2.77% compared to the MSCI World IndexSM, which returned 4.94% for the same period.

Portfolio Specifics: The year 2014 was challenging in global equity markets as an early period of normalization and recovery gave way to retrenchment and significant divergence between the robust U.S. economy and more anemic international economies. However, in our opinion, the U.S.’s attractive mix of defensive and pro-cyclical characteristics came at a cost. The price-to-book multiple of U.S. stocks relative to global peers neared all-time highs at year-end and measures of price-to-normalized earnings were also elevated. Despite our underweighting in the U.S., we continued to find selective bottom-up opportunities in this deep and diverse market, and stock selection in the U.S. contributed to relative performance.

An overweighting and stock selection in Europe detracted from relative performance as the delicate progress made stabilizing the banking system, enacting necessary budget reforms and preparing for further monetary stimulus failed to meaningfully restore corporate confidence or revive lending activity. Concerns about Europe, along with worries about a slowing China and destabilized Russia, made European equities cheap on nearly all normalized valuation metrics, in our opinion. Cyclical stocks in Europe looked particularly attractive to us, trading close to post-financial crisis lows on a number of measures. In our analysis, such valuations seemed overly pessimistic for a diverse corporate sector composed of high-quality, globally relevant companies with attractive dividend yields and significant scope for earnings recovery.

Top Ten Holdings as of December 31, 2014 (as a percentage of net assets)
Samsung Electronics Co., Ltd.	2.9%
Microsoft Corp.	3.0%
Citigroup, Inc.	2.3%
Comcast Corp. — Class A	2.2%
Teva Pharmaceutical Industries Ltd. ADR	2.2%
Hewlett-Packard Co.	2.1%
Roche Holding AG — Genusschein	2.1%
Pfizer, Inc.	2.1%
Talisman Energy, Inc. — TSX	2.0%
Amgen, Inc.	2.0%
Portfolio holdings are subject to change daily.

A slightly overweighted energy position comprised several of the Portfolio’s biggest detractors, pressured primarily by European oil services stocks. We do not know when equilibrium will be restored to oil markets, and have instead focused on the long-term fundamental prospects of individual energy companies. To this end, energy stocks were historically cheap following a period of sustained pressure on sector fundamentals and, most recently, a major oil price correction. As energy companies improved capital allocation and refocused on shareholder returns, we continued to find what we considered compelling long-term bargains in the sector. Consistent with the broad-based underperformance of cyclical sectors in 2014, industrials holdings also hurt relative performance, though here too we remained positive toward our select holdings. On the other hand, stock selection in consumer discretionary and information technology contributed to relative results.

During the period, the U.S. dollar appreciated against most foreign currencies, which also hurt the Fund’s performance because investments in securities with non-U.S. currency exposure lost value as the dollar rose.

Current Strategy and Outlook: In recent years, we feel that stocks have traded more on macroeconomic and policy expectations than on business fundamentals. Throughout this challenging period, we have tried to use the market’s distraction to our advantage by focusing on what we determined to be overlooked value. In doing so, we have continued to build differentiated portfolios based on our long-term assumptions about company-level business fundamentals. It has been our experience that price and value eventually do intersect over time. Going into 2015, we remained confident that the Portfolio contained far more value than its prices seemed to reflect.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	VY® TEMPLETON GLOBAL GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006	Since Inception of Class I April 28, 2006
Class ADV	–3.11%	8.96%	—	2.71%	—
Class I	–2.56%	9.72%	—	—	4.52%
Class S	–2.77%	9.46%	5.58%	—	—
Class S2	–2.98%	9.29%	5.42%	—	—
MSCI World IndexSM	4.94%	10.20%	6.03%	3.97%	4.73%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Templeton Global Growth Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in each class of a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2014*	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2014*
Voya High Yield Portfolio
Class ADV	$1,000.00	$965.80	1.08%	$5.35	$1,000.00	$1,019.76	1.08%	$5.50
Class I	1,000.00	969.70	0.48	2.38	1,000.00	1,022.79	0.48	2.45
Class S	1,000.00	967.50	0.73	3.62	1,000.00	1,021.53	0.73	3.72
Class S2	1,000.00	966.90	0.88	4.36	1,000.00	1,020.77	0.88	4.48
Voya Large Cap Growth Portfolio
Class ADV	$1,000.00	$1,072.60	1.16%	$6.06	$1,000.00	$1,019.36	1.16%	$5.90
Class I	1,000.00	1,075.90	0.60	3.14	1,000.00	1,022.18	0.60	3.06
Class S	1,000.00	1,074.10	0.85	4.44	1,000.00	1,020.92	0.85	4.33
Class S2	1,000.00	1,073.90	1.00	5.23	1,000.00	1,020.16	1.00	5.09
Voya Large Cap Value Portfolio
Class ADV	$1,000.00	$1,031.40	1.24%	$6.35	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,034.20	0.64	3.28	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,032.70	0.89	4.56	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,032.20	1.04	5.33	1,000.00	1,019.96	1.04	5.30

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2014*	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2014*
Voya Limited Maturity Bond Portfolio
Class ADV	$1,000.00	$999.10	0.88%	$4.43	$1,000.00	$1,020.77	0.88%	$4.48
Class I	1,000.00	1,001.90	0.28	1.41	1,000.00	1,023.79	0.28	1.43
Class S	1,000.00	1,001.00	0.53	2.67	1,000.00	1,022.53	0.53	2.70
Voya Multi-Manager Large Cap Core Portfolio
Class ADV	$1,000.00	$1,074.40	1.32%	$6.90	$1,000.00	$1,018.55	1.32%	$6.72
Class I	1,000.00	1,078.00	0.72	3.77	1,000.00	1,021.58	0.72	3.67
Class S	1,000.00	1,075.80	0.97	5.08	1,000.00	1,020.32	0.97	4.94
Voya U.S. Stock Index Portfolio
Class ADV	$1,000.00	$1,057.30	0.80%	$4.15	$1,000.00	$1,021.17	0.80%	$4.08
Class I	1,000.00	1,060.20	0.27	1.40	1,000.00	1,023.84	0.27	1.38
Class S	1,000.00	1,058.10	0.51	2.65	1,000.00	1,022.63	0.51	2.60
Class S2	1,000.00	1,057.30	0.67	3.47	1,000.00	1,021.83	0.67	3.41
VY® Clarion Real Estate Portfolio
Class ADV	$1,000.00	$1,102.00	1.28%	$6.78	$1,000.00	$1,018.75	1.28%	$6.51
Class I	1,000.00	1,105.50	0.68	3.61	1,000.00	1,021.78	0.68	3.47
Class S	1,000.00	1,103.80	0.93	4.93	1,000.00	1,020.52	0.93	4.74
Class S2	1,000.00	1,103.00	1.08	5.72	1,000.00	1,019.76	1.08	5.50
VY® Franklin Income Portfolio
Class ADV	$1,000.00	$958.40	1.36%	$6.71	$1,000.00	$1,018.35	1.36%	$6.92
Class I	1,000.00	961.10	0.76	3.76	1,000.00	1,021.37	0.76	3.87
Class S	1,000.00	959.40	1.01	4.99	1,000.00	1,020.11	1.01	5.14
Class S2	1,000.00	958.90	1.16	5.73	1,000.00	1,019.36	1.16	5.90
VY® Franklin Mutual Shares Portfolio
Class ADV	$1,000.00	$992.90	1.37%	$6.88	$1,000.00	$1,018.30	1.37%	$6.97
Class I	1,000.00	996.70	0.77	3.88	1,000.00	1,021.32	0.77	3.92
Class S	1,000.00	995.30	1.02	5.13	1,000.00	1,020.06	1.02	5.19
VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV	$1,000.00	$1,028.60	1.45%	$7.41	$1,000.00	$1,017.90	1.45%	$7.37
Class I	1,000.00	1,031.50	0.85	4.35	1,000.00	1,020.92	0.85	4.33
Class S	1,000.00	1,030.60	1.10	5.63	1,000.00	1,019.66	1.10	5.60
Class S2	1,000.00	1,030.00	1.25	6.40	1,000.00	1,018.90	1.25	6.36
VY® Templeton Global Growth Portfolio
Class ADV	$1,000.00	$924.20	1.49%	$7.23	$1,000.00	$1,017.69	1.49%	$7.58
Class I	1,000.00	926.50	0.89	4.32	1,000.00	1,020.72	0.89	4.53
Class S	1,000.00	925.70	1.14	5.53	1,000.00	1,019.46	1.14	5.80
Class S2	1,000.00	925.00	1.29	6.26	1,000.00	1,018.70	1.29	6.56

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Investors Trust

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya Multi-Manager Large Cap Core Portfolio, Voya U.S. Stock Index Portfolio, VY® Clarion Real Estate Portfolio, VY® Franklin Income Portfolio, VY® Franklin Mutual Shares Portfolio, VY® JPMorgan Small Cap Core Equity Portfolio, and VY® Templeton Global Growth Portfolio, each a series of Voya Investors Trust, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Investors Trust as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 24, 2015

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2014

	Voya High Yield Portfolio	Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio	Voya Limited Maturity Bond Portfolio
ASSETS:
Investments in securities at fair value+*	$723,968,930	$6,688,708,159	$1,756,319,412	$280,697,104
Short-term investments at fair value**	31,676,899	52,815,143	41,090,088	5,545,352
Total investments at fair value	$755,645,829	$6,741,523,302	$1,797,409,500	$286,242,456
Cash	31,241,873	7,205	806	871
Cash collateral for futures	—	—	—	509,163
Receivables:
Investment securities sold	—	23,646,023	23,132,128	407,135
Fund shares sold	2,598,028	1,120,279	669,681	513,852
Dividends	—	7,240,155	2,698,630	206
Interest	12,831,467	—	—	1,082,641
Foreign tax reclaims	—	258,927	339,793	—
Prepaid expenses	—	52,107	13,977	—
Reimbursement due from manager	—	405,501	134,998	—
Other assets	15,810	77,468	26,064	8,043
Total assets	802,333,007	6,774,330,967	1,824,425,577	288,764,367

LIABILITIES:
Payable for investment securities purchased	44,776	—	37,190,932	2,227,259
Payable for fund shares redeemed	360,859	37,665,173	5,434,467	82,761
Payable upon receipt of securities loaned	31,676,899	1,811,543	—	928,352
Payable for unified fees	321,623	—	—	67,332
Payable for investment management fees	—	3,140,267	934,293	—
Payable for administrative fees	—	576,942	152,175	—
Payable for distribution and shareholder service fees	184,861	1,802,178	263,501	40,899
Payable to trustees under the deferred compensation plan (Note 6)	15,810	77,468	26,064	8,043
Payable for trustee fees	—	29,809	7,280	—
Payable for information statement costs (Note 6)	39,715	—	—	—
Other accrued expenses and liabilities	—	642,618	165,612	—
Total liabilities	32,644,543	45,745,998	44,174,324	3,354,646
NET ASSETS	$769,688,464	$6,728,584,969	$1,780,251,253	$285,409,721

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$794,968,248	$4,832,632,698	$1,557,727,338	$288,490,781
Undistributed net investment income	9,442,072	18,943,179	3,080,006	2,975,275
Accumulated net realized gain (loss)	(18,880,963)	633,208,488	65,699,893	(5,474,912)
Net unrealized appreciation (depreciation)	(15,840,893)	1,243,800,604	153,744,016	(581,423)
NET ASSETS	$769,688,464	$6,728,584,969	$1,780,251,253	$285,409,721
____________________
+ Including securities loaned at value	$30,925,503	$1,761,570	$—	$902,567
* Cost of investments in securities	$739,809,823	$5,444,886,350	$1,602,544,836	$281,184,154
** Cost of short-term investments	$31,676,899	$52,815,143	$41,090,088	$5,545,352

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2014 (CONTINUED)

	Voya High Yield Portfolio	Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio	Voya Limited Maturity Bond Portfolio
Class ADV
Net assets	$111,226,244	$2,454,572,197	$65,989,195	$36,334,783
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	11,011,345	128,905,792	5,357,631	3,682,839
Net asset value and redemption price per share	$10.10	$19.04	$12.32	$9.87

Class I
Net assets	$61,135,740	$1,837,185,974	$643,802,946	$143,859,599
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,049,133	91,615,594	51,516,658	14,199,969
Net asset value and redemption price per share	$10.11	$20.05	$12.50	$10.13

Class S
Net assets	$590,463,441	$2,349,584,815	$1,069,661,517	$105,215,339
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	58,463,256	119,123,658	86,474,916	10,327,712
Net asset value and redemption price per share	$10.10	$19.72	$12.37	$10.19

Class S2
Net assets	$6,863,039	$87,241,983	$797,595	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	678,529	4,446,929	64,547	n/a
Net asset value and redemption price per share	$10.11	$19.62	$12.36	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2014

	Voya Multi-Manager Large Cap Core Portfolio	Voya U.S. Stock Index Portfolio	VY® Clarion Real Estate Portfolio	VY® Franklin Income Portfolio
ASSETS:
Investments in securities at fair value+*	$329,071,470	$4,534,240,728	$751,097,884	$917,966,277
Short-term investments at fair value**	7,215,720	34,502,455	4,755,843	49,026,682
Total investments at fair value	$336,287,190	$4,568,743,183	$755,853,727	$966,992,959
Short-term investments at amortized cost	—	—	—	10,000,000
Cash	—	—	—	14,424,903
Cash collateral for futures	—	1,500,490	—	—
Foreign currencies at value***	—	—	—	112,952
Receivables:
Investment securities sold	1,828,740	—	—	3,026,138
Fund shares sold	521,987	1,039,614	468,952	2,197,666
Dividends	297,489	6,160,764	4,114,918	1,182,329
Interest	—	—	—	6,701,111
Foreign tax reclaims	—	—	—	377,498
Prepaid expenses	—	—	5,663	7,782
Reimbursement due from manager	—	—	55,854	—
Other assets	3,327	46,774	16,141	13,601
Total assets	338,938,733	4,577,490,825	760,515,255	1,005,036,939

LIABILITIES:
Payable for investment securities purchased	1,626,302	—	400,017	26
Payable for fund shares redeemed	4,439,643	28,603,137	9,609,854	395
Payable upon receipt of securities loaned	—	4,172,455	—	49,026,682
Payable for unified fees	205,490	1,023,302	—	—
Payable for investment management fees	—	—	457,641	507,881
Payable for administrative fees	—	—	64,208	81,107
Payable for distribution and shareholder service fees	14,722	126,649	160,710	161,103
Payable to custodian due to bank overdraft	—	276,602	—	—
Payable to trustees under the deferred compensation plan (Note 6)	3,327	46,774	16,141	13,601
Payable for trustee fees	—	—	3,498	4,957
Other accrued expenses and liabilities	—	—	97,050	120,488
Total liabilities	6,289,484	34,248,919	10,809,119	49,916,240
NET ASSETS	$332,649,249	$4,543,241,906	$749,706,136	$955,120,699

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$256,132,419	$2,511,552,450	$722,771,575	$892,757,315
Undistributed net investment income	563,585	13,058,255	9,656,246	40,774,594
Accumulated net realized gain (loss)	22,302,619	339,601,165	(138,275,383)	(47,113,495)
Net unrealized appreciation	53,650,626	1,679,030,036	155,553,698	68,702,285
NET ASSETS	$332,649,249	$4,543,241,906	$749,706,136	$955,120,699
____________________
+ Including securities loaned at value	$—	$4,071,342	$—	$47,838,412
* Cost of investments in securities	$275,420,844	$2,855,715,739	$595,544,186	$849,212,081
** Cost of short-term investments	$7,215,720	$34,502,455	$4,755,843	$49,026,682
*** Cost of foreign currencies	$—	$—	$—	$115,025

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2014 (CONTINUED)

	Voya Multi-Manager Large Cap Core Portfolio	Voya U.S. Stock Index Portfolio	VY® Clarion Real Estate Portfolio	VY® Franklin Income Portfolio
Class ADV
Net assets	$1,689,692	$122,012,467	$89,698,935	$78,155,299
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	108,767	8,521,867	2,665,750	7,087,131
Net asset value and redemption price per share	$15.54	$14.32	$33.65	$11.03

Class I
Net assets	$262,017,325	$4,186,234,650	$142,040,660	$311,844,041
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	16,766,956	285,221,645	4,039,169	27,273,053
Net asset value and redemption price per share	$15.63	$14.68	$35.17	$11.43

Class S
Net assets	$68,942,232	$57,095,306	$489,653,145	$554,145,975
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	4,406,817	3,912,573	13,964,828	48,805,026
Net asset value and redemption price per share	$15.64	$14.59	$35.06	$11.35

Class S2
Net assets	n/a	$177,899,483	$28,313,396	$10,975,384
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	12,301,103	812,489	969,441
Net asset value and redemption price per share	n/a	$14.46	$34.85	$11.32

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2014

	VY® Franklin Mutual Shares Portfolio	VY® JPMorgan Small Cap Core Equity Portfolio	VY® Templeton Global Growth Portfolio
ASSETS:
Investments in securities at fair value+*	$469,069,496	$750,274,349	$544,733,508
Short-term investments at fair value**	10,499,001	47,810,836	5,138,386
Total investments at fair value	$479,568,497	$798,085,185	$549,871,894
Short-term investments at amortized cost	18,999,909	—	—
Cash	11,174,074	36,100	11,844,647
Cash collateral for futures	—	415,000	—
Foreign currencies at value***	964,144	—	281,708
Receivables:
Investment securities sold	789,711	1,265,741	271,375
Fund shares sold	655,981	24,060	3,092,065
Dividends	620,375	1,234,299	1,378,437
Interest	431,749	—	26
Foreign tax reclaims	56,806	365	418,895
Unrealized appreciation on forward foreign currency contracts	3,992,752	—	—
Reimbursement due from manager	9,069	—	—
Other assets	7,975	9,200	11,377
Total assets	517,271,042	801,069,950	567,170,424

LIABILITIES:
Payable for investment securities purchased	927,564	3,209,721	110,492
Payable for fund shares redeemed	489,958	4,194,774	3,971
Payable upon receipt of securities loaned	—	23,446,772	5,138,386
Unrealized depreciation on forward foreign currency contracts	377,826	—	—
Payable for unified fees	343,789	546,170	430,440
Payable for distribution and shareholder service fees	49,450	163,620	56,849
Payable to trustees under the deferred compensation plan (Note 6)	7,975	9,200	11,377
Total liabilities	2,196,562	31,570,257	5,751,515
NET ASSETS	$515,074,480	$769,499,693	$561,418,909

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$401,610,601	$505,353,963	$456,858,939
Undistributed net investment income	18,100,483	1,719,115	14,464,836
Accumulated net realized gain (loss)	(10,270,023)	89,095,130	14,867,174
Net unrealized appreciation	105,633,419	173,331,485	75,227,960
NET ASSETS	$515,074,480	$769,499,693	$561,418,909
____________________
+ Including securities loaned at value	$—	$22,839,619	$4,882,521
* Cost of investments in securities	$367,045,163	$577,102,005	$469,467,388
** Cost of short-term investments	$10,497,733	$47,810,836	$5,138,386
*** Cost of foreign currencies	$963,600	$—	$281,533

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2014 (CONTINUED)

	VY® Franklin Mutual Shares Portfolio	VY® JPMorgan Small Cap Core Equity Portfolio	VY® Templeton Global Growth Portfolio
Class ADV
Net assets	$10,458,395	$101,728,134	$6,164
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	921,886	5,129,329	409
Net asset value and redemption price per share	$11.34	$19.83	$15.08

Class I
Net assets	$299,043,423	$160,190,490	$298,762,105
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	25,743,410	7,738,410	19,394,798
Net asset value and redemption price per share	$11.62	$20.70	$15.40

Class S
Net assets	$205,572,662	$459,361,422	$257,771,680
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	17,744,363	22,416,632	16,675,221
Net asset value and redemption price per share	$11.59	$20.49	$15.46

Class S2
Net assets	n/a	$48,219,647	$4,878,960
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	2,373,571	318,026
Net asset value and redemption price per share	n/a	$20.32	$15.34

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2014

	Voya High Yield Portfolio	Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio	Voya Limited Maturity Bond Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$55	$73,130,380	$38,018,863	$1,984
Interest	55,792,592	—	—	4,109,100
Securities lending income, net	273,651	62,210	132,908	1,457
Total investment income	56,066,298	73,192,590	38,151,771	4,112,541

EXPENSES:
Investment management fees	—	32,623,214	8,986,554	—
Unified fees	4,214,758	—	—	781,226
Distribution and shareholder service fees:
Class ADV	883,521	18,395,296	281,683	286,416
Class S	1,682,106	4,597,781	2,061,642	276,435
Class S2	35,430	339,822	2,435	—
Transfer agent fees	—	6,651	2,161	—
Administrative service fees	—	5,961,745	1,456,077	—
Shareholder reporting expense	—	340,496	106,633	—
Registration fees	—	4,139	68	—
Professional fees	—	376,169	92,846	—
Custody and accounting expense	—	589,800	150,055	—
Trustee fees and expenses	44,891	178,854	43,683	13,847
Information statement costs (Note 6)	64,900	—	—	—
Miscellaneous expense	—	191,870	36,591	—
Interest expense	—	2,694	273	341
Total expenses	6,925,606	63,608,531	13,220,701	1,358,265
Net waived and reimbursed fees	(355,202)	(9,252,120)	(1,608,777)	(57,284)
Net expenses	6,570,404	54,356,411	11,611,924	1,300,981
Net investment income	49,495,894	18,836,179	26,539,847	2,811,560

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	26,537,946	649,512,633	93,534,150	858,925
Foreign currency related transactions	356,871	(1,277)	(200,533)	(570)
Futures	—	—	—	19,242
Swaps	1,384,525	—	—	(26,205)
Net realized gain	28,279,342	649,511,356	93,333,617	851,392
Net change in unrealized appreciation (depreciation) on:
Investments	(65,121,519)	86,433,632	3,713,960	(1,257,585)
Foreign currency related transactions	73,923	(21,205)	30,066	329
Futures	—	—	—	(387,445)
Swaps	(1,462,626)	—	—	—
Net change in unrealized appreciation (depreciation)	(66,510,222)	86,412,427	3,744,026	(1,644,701)
Net realized and unrealized gain (loss)	(38,230,880)	735,923,783	97,077,643	(793,309)
Increase in net assets resulting from operations	$11,265,014	$754,759,962	$123,617,490	$2,018,251
____________________
* Foreign taxes withheld	$—	$469	$240,057	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2014

	Voya Multi-Manager Large Cap Core Portfolio	Voya U.S. Stock Index Portfolio	VY® Clarion Real Estate Portfolio	VY® Franklin Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$6,362,543	$97,817,331	$16,137,895	$24,145,642
Interest, net of foreign taxes withheld*	—	—	—	25,563,208
Securities lending income, net	—	129,164	36,107	445,084
Total investment income	6,362,543	97,946,495	16,174,002	50,153,934

EXPENSES:
Investment management fees	—	—	4,997,143	6,198,184
Unified fees	2,402,973	12,410,325	—	—
Distribution and shareholder service fees:
Class ADV	11,778	866,993	575,733	527,963
Class S	143,968	142,739	1,160,609	1,448,389
Class S2	—	824,312	139,690	55,972
Transfer agent fees	—	—	964	730
Administrative service fees	—	—	699,630	991,354
Shareholder reporting expense	—	—	46,125	80,665
Professional fees	—	—	48,371	69,016
Custody and accounting expense	—	—	71,030	111,353
Trustee fees and expenses	17,649	239,589	20,989	29,741
Miscellaneous expense	—	—	23,221	28,216
Interest expense	824	989	—	48
Total expenses	2,577,192	14,484,947	7,783,505	9,541,631
Net waived and reimbursed fees	(22,872)	(424,890)	(1,281,827)	(116,788)
Brokerage commission recapture	(23,045)	—	—	(8,302)
Net expenses	2,531,275	14,060,057	6,501,678	9,416,541
Net investment income	3,831,268	83,886,438	9,672,324	40,737,393

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	23,287,413	388,857,771	53,344,947	27,332,743
Foreign currency related transactions	220	—	364	(22,208)
Futures	—	10,605,658	—	—
Net realized gain	23,287,633	399,463,429	53,345,311	27,310,535
Net change in unrealized appreciation (depreciation) on:
Investments	18,385,404	108,873,640	117,404,551	(20,522,166)
Foreign currency related transactions	—	—	—	(79,824)
Futures	—	(2,481,609)	—	—
Net change in unrealized appreciation (depreciation)	18,385,404	106,392,031	117,404,551	(20,601,990)
Net realized and unrealized gain	41,673,037	505,855,460	170,749,862	6,708,545
Increase in net assets resulting from operations	$45,504,305	$589,741,898	$180,422,186	$47,445,938
____________________
* Foreign taxes withheld	$7,596	$11,197	$—	$482,635

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2014

	VY® Franklin Mutual Shares Portfolio	VY® JPMorgan Small Cap Core Equity Portfolio	VY® Templeton Global Growth Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$16,749,219	$9,715,207	$20,305,119
Interest	5,400,162	949	862
Securities lending income, net	—	350,501	446,024
Total investment income	22,149,381	10,066,657	20,752,005

EXPENSES:
Unified fees	4,213,232	6,425,424	5,433,682
Distribution and shareholder service fees:
Class ADV	80,445	703,753	48
Class S	529,773	1,172,869	731,463
Class S2	—	243,794	28,361
Trustee fees and expenses	26,978	40,397	31,121
Interest expense	—	43	51
Total expenses	4,850,428	8,586,280	6,224,726
Net waived and reimbursed fees	(97,194)	(189,510)	(5,683)
Brokerage commission recapture	—	(21,910)	(3,064)
Net expenses	4,753,234	8,374,860	6,215,979
Net investment income	17,396,147	1,691,797	14,536,026

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	31,347,108	91,262,624	20,313,904
Foreign currency related transactions	(3,528,244)	—	(60,321)
Futures	—	795,845	—
Net realized gain	27,818,864	92,058,469	20,253,583
Net change in unrealized appreciation (depreciation) on:
Investments	(14,079,762)	(33,500,388)	(49,653,832)
Foreign currency related transactions	7,807,033	—	(51,548)
Futures	—	(223,205)	—
Net change in unrealized appreciation (depreciation)	(6,272,729)	(33,723,593)	(49,705,380)
Net realized and unrealized gain (loss)	21,546,135	58,334,876	(29,451,797)
Increase (decrease) in net assets resulting from operations	$38,942,282	$60,026,673	$(14,915,771)
____________________
* Foreign taxes withheld	$158,104	$2,498	$1,260,431

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya High Yield Portfolio		Voya Large Cap Growth Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$49,495,894	$55,079,239	$18,836,179	$13,925,557
Net realized gain	28,279,342	19,988,260	649,511,356	383,196,412
Net change in unrealized appreciation (depreciation)	(66,510,222)	(22,209,421)	86,412,427	817,253,158
Increase in net assets resulting from operations	11,265,014	52,858,078	754,759,962	1,214,375,127

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(6,641,564)	(5,935,646)	(1,768,853)	(8,294,819)
Class I	(3,854,162)	(6,306,165)	(7,413,378)	(6,288,340)
Class S	(40,302,138)	(42,398,008)	(4,588,630)	(5,877,121)
Class S2	(413,570)	(356,370)	(103,278)	(143,973)
Net realized gains:
Class ADV	—	—	(184,622,411)	(22,854,256)
Class I	—	—	(107,231,593)	(10,974,999)
Class S	—	—	(100,713,837)	(12,235,590)
Class S2	—	—	(4,162,078)	(426,506)
Total distributions	(51,211,434)	(54,996,189)	(410,604,058)	(67,095,604)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	117,711,989	158,445,019	272,643,923	1,374,451,594
Proceeds from shares issued in merger (Note 13)	—	—	1,423,027,282	—
Reinvestment of distributions	51,075,676	54,981,841	410,604,058	67,095,604
	168,787,665	213,426,860	2,106,275,263	1,441,547,198
Cost of shares redeemed	(260,976,316)	(314,389,664)	(1,171,969,741)	(763,964,235)
Net increase (decrease) in net assets resulting from capital share transactions	(92,188,651)	(100,962,804)	934,305,522	677,582,963
Net increase (decrease) in net assets	(132,135,071)	(103,100,915)	1,278,461,426	1,824,862,486

NET ASSETS:
Beginning of year or period	901,823,535	1,004,924,450	5,450,123,543	3,625,261,057
End of year or period	$769,688,464	$901,823,535	$6,728,584,969	$5,450,123,543
Undistributed net investment income at end of year or period	$9,442,072	$8,249,344	$18,943,179	$13,834,572

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Large Cap Value Portfolio		Voya Limited Maturity Bond Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$26,539,847	$10,643,196	$2,811,560	$2,049,812
Net realized gain	93,333,617	59,973,201	851,392	1,058,346
Net change in unrealized appreciation (depreciation)	3,744,026	100,846,873	(1,644,701)	(1,112,634)
Increase in net assets resulting from operations	123,617,490	171,463,270	2,018,251	1,995,524

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(823,974)	(109,738)	(157,232)	(282,831)
Class I	(12,907,329)	(7,719,742)	(1,252,835)	(1,263,916)
Class S	(17,291,542)	(2,940,094)	(754,053)	(1,116,353)
Class S2	(11,576)	(7)	—	—
Net realized gains:
Class ADV	(242,874)	—	—	—
Class I	(10,139,666)	—	—	—
Class S	(10,582,344)	—	—	—
Class S2	(5,593)	—	—	—
Total distributions	(52,004,898)	(10,769,581)	(2,164,120)	(2,663,100)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	129,261,461	194,968,701	74,183,810	48,960,550
Proceeds from shares issued in merger (Note 13)	707,155,119	597,009,502	—	—
Reinvestment of distributions	52,004,813	10,769,574	2,164,120	2,663,100
	888,421,393	802,747,777	76,347,930	51,623,650
Cost of shares redeemed	(359,640,663)	(140,427,396)	(59,287,949)	(181,295,884)
Net increase (decrease) in net assets resulting from capital share transactions	528,780,730	662,320,381	17,059,981	(129,672,234)
Net increase (decrease) in net assets	600,393,322	823,014,070	16,914,112	(130,339,810)

NET ASSETS:
Beginning of year or period	1,179,857,931	356,843,861	268,495,609	398,835,419
End of year or period	$1,780,251,253	$1,179,857,931	$285,409,721	$268,495,609
Undistributed net investment income at end of year or period	$3,080,006	$8,059,548	$2,975,275	$2,155,750

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Multi-Manager Large Cap Core Portfolio		Voya U.S. Stock Index Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$3,831,268	$3,747,127	$83,886,438	$82,057,091
Net realized gain	23,287,633	30,904,846	399,463,429	487,044,150
Net change in unrealized appreciation	18,385,404	23,155,099	106,392,031	688,874,126
Increase in net assets resulting from operations	45,504,305	57,807,072	589,741,898	1,257,975,367

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(11,314)	(5,490)	(1,646,275)	(1,444,069)
Class I	(3,243,642)	(2,830,955)	(78,183,905)	(77,795,436)
Class S	(656,060)	(365,125)	(918,678)	(645,570)
Class S2	—	—	(2,594,734)	(2,316,829)
Net realized gains:
Class ADV	(109,039)	—	(11,690,273)	(2,144,102)
Class I	(19,742,988)	—	(447,429,089)	(96,327,634)
Class S	(4,039,782)	—	(5,951,852)	(964,015)
Class S2	—	—	(16,546,050)	(3,099,037)
Total distributions	(27,802,825)	(3,201,570)	(564,960,856)	(184,736,692)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	46,501,119	413,629,874	837,771,913	896,811,944
Reinvestment of distributions	27,802,825	3,201,570	564,960,856	184,736,692
	74,303,944	416,831,444	1,402,732,769	1,081,548,636
Cost of shares redeemed	(134,634,278)	(174,198,554)	(1,506,905,302)	(1,925,599,021)
Net increase (decrease) in net assets resulting from capital share transactions	(60,330,334)	242,632,890	(104,172,533)	(844,050,385)
Net increase (decrease) in net assets	(42,628,854)	297,238,392	(79,391,491)	229,188,290

NET ASSETS:
Beginning of year or period	375,278,103	78,039,711	4,622,633,397	4,393,445,107
End of year or period	$332,649,249	$375,278,103	$4,543,241,906	$4,622,633,397
Undistributed net investment income at end of year or period	$563,585	$720,870	$13,058,255	$13,841,437

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Clarion Real Estate Portfolio		VY® Franklin Income Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$9,672,324	$9,484,989	$40,737,393	$38,726,099
Net realized gain	53,345,311	96,937,175	27,310,535	3,171,064
Net change in unrealized appreciation (depreciation)	117,404,551	(91,251,825)	(20,601,990)	79,589,743
Increase in net assets resulting from operations	180,422,186	15,170,339	47,445,938	121,486,906

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(900,882)	(786,614)	(2,884,535)	(2,028,896)
Class I	(2,032,561)	(1,827,483)	(13,315,733)	(15,880,708)
Class S	(6,217,614)	(6,191,597)	(22,067,182)	(26,975,174)
Class S2	(336,249)	(324,944)	(409,992)	(477,688)
Total distributions	(9,487,306)	(9,130,638)	(38,677,442)	(45,362,466)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	88,637,373	77,123,907	110,511,490	93,900,006
Reinvestment of distributions	9,487,306	9,130,638	38,677,442	45,362,466
	98,124,679	86,254,545	149,188,932	139,262,472
Cost of shares redeemed	(144,423,875)	(131,785,146)	(149,176,311)	(95,741,663)
Net increase (decrease) in net assets resulting from capital share transactions	(46,299,196)	(45,530,601)	12,621	43,520,809
Net increase (decrease) in net assets	124,635,684	(39,490,900)	8,781,117	119,645,249

NET ASSETS:
Beginning of year or period	625,070,452	664,561,352	946,339,582	826,694,333
End of year or period	$749,706,136	$625,070,452	$955,120,699	$946,339,582
Undistributed net investment income at end of year or period	$9,656,246	$9,470,864	$40,774,594	$38,658,120

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Franklin Mutual Shares Portfolio		VY® JPMorgan Small Cap Core Equity Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$17,396,147	$8,935,768	$1,691,797	$2,779,536
Net realized gain	27,818,864	34,454,826	92,058,469	62,773,084
Net change in unrealized appreciation (depreciation)	(6,272,729)	78,999,280	(33,723,593)	132,008,619
Increase in net assets resulting from operations	38,942,282	122,389,874	60,026,673	197,561,239
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(87,813)	(76,219)	(182,292)	(472,221)
Class I	(4,008,454)	(3,778,742)	(852,121)	(1,029,845)
Class S	(2,127,011)	(2,199,144)	(1,657,365)	(2,946,673)
Class S2	—	—	(90,416)	(284,630)
Net realized gains:
Class ADV	—	—	(7,923,620)	(1,579,350)
Class I	—	—	(12,169,466)	(2,618,169)
Class S	—	—	(37,611,308)	(9,389,979)
Class S2	—	—	(3,930,085)	(1,112,159)
Total distributions	(6,223,278)	(6,054,105)	(64,416,673)	(19,433,026)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	29,405,435	25,797,689	125,613,781	171,301,262
Reinvestment of distributions	6,223,278	6,054,105	64,416,673	19,433,026
	35,628,713	31,851,794	190,030,454	190,734,288
Cost of shares redeemed	(90,723,383)	(63,913,626)	(172,339,122)	(78,378,045)
Net increase (decrease) in net assets resulting from capital share transactions	(55,094,670)	(32,061,832)	17,691,332	112,356,243
Net increase (decrease) in net assets	(22,375,666)	84,273,937	13,301,332	290,484,456
NET ASSETS:
Beginning of year or period	537,450,146	453,176,209	756,198,361	465,713,905
End of year or period	$515,074,480	$537,450,146	$769,499,693	$756,198,361
Undistributed net investment income at end of year or period	$18,100,483	$10,423,036	$1,719,115	$2,772,124

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Templeton Global Growth Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$14,536,026	$7,947,913
Net realized gain	20,253,583	16,476,449
Net change in unrealized appreciation (depreciation)	(49,705,380)	130,624,368
Increase (decrease) in net assets resulting from operations	(14,915,771)	155,048,730

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(57)	(75)
Class I	(4,416,231)	(5,361,919)
Class S	(3,391,228)	(4,389,583)
Class S2	(60,057)	(81,664)
Total distributions	(7,867,573)	(9,833,241)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	47,907,428	40,593,987
Reinvestment of distributions	7,867,573	9,833,241
	55,775,001	50,427,228
Cost of shares redeemed	(103,949,596)	(89,344,904)
Net decrease in net assets resulting from capital share transactions	(48,174,595)	(38,917,676)
Net increase (decrease) in net assets	(70,957,939)	106,297,813

NET ASSETS:
Beginning of year or period	632,376,848	526,079,035
End of year or period	$561,418,909	$632,376,848
Undistributed net investment income at end of year or period	$14,464,836	$7,856,692

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya High Yield Portfolio
Class ADV
12-31-14	10.60	0.57	•	(0.47)	0.10	0.60	—	—	0.60	—	10.10	0.81	1.25	1.08		1.08		5.44		111,226	78
12-31-13	10.63	0.58	•	(0.04)	0.54	0.57	—	—	0.57	—	10.60	5.25	1.25	1.10		1.10		5.44		117,539	26
12-31-12	9.93	0.59		0.73	1.32	0.62	—	—	0.62	—	10.63	13.64	1.25	1.10		1.10		5.81		92,640	32
12-31-11	10.22	0.71	•	(0.31)	0.40	0.69	—	—	0.69	—	9.93	4.05	1.25	1.10		1.10		7.05		50,704	30
12-31-10	9.64	0.63	•	0.66	1.29	0.71	—	—	0.71	—	10.22	13.87	1.24	1.09		1.09		6.34		26,663	28
Class I
12-31-14	10.61	0.64	•	(0.48)	0.16	0.66	—	—	0.66	—	10.11	1.41	0.50	0.48		0.48		6.03		61,136	78
12-31-13	10.64	0.64	•	(0.03)	0.61	0.64	—	—	0.64	—	10.61	5.89	0.50	0.50		0.50		6.01		86,289	26
12-31-12	9.93	0.66	•	0.73	1.39	0.68	—	—	0.68	—	10.64	14.43	0.50	0.50		0.50		6.43		147,591	32
12-31-11	10.22	0.76	•	(0.29)	0.47	0.76	—	—	0.76	—	9.93	4.69	0.50	0.50		0.50		7.61		245,411	30
12-31-10	9.65	0.69		0.66	1.35	0.78	—	—	0.78	—	10.22	14.53	0.49	0.49		0.49		6.97		267,671	28
Class S
12-31-14	10.60	0.61	•	(0.48)	0.13	0.63	—	—	0.63	—	10.10	1.16	0.75	0.73		0.73		5.79		590,463	78
12-31-13	10.63	0.62		(0.04)	0.58	0.61	—	—	0.61	—	10.60	5.62	0.75	0.75		0.75		5.78		691,275	26
12-31-12	9.93	0.64	•	0.71	1.35	0.65	—	—	0.65	—	10.63	14.04	0.75	0.75		0.75		6.17		759,066	32
12-31-11	10.22	0.75	•	(0.31)	0.44	0.73	—	—	0.73	—	9.93	4.41	0.75	0.75		0.75		7.39		624,367	30
12-31-10	9.65	0.68		0.65	1.33	0.76	—	—	0.76	—	10.22	14.25	0.74	0.74		0.74		6.80		631,092	28
Class S2
12-31-14	10.62	0.59		(0.48)	0.11	0.62	—	—	0.62	—	10.11	0.92	1.00	0.88		0.88		5.64		6,863	78
12-31-13	10.65	0.60	•	(0.03)	0.57	0.60	—	—	0.60	—	10.62	5.47	1.00	0.90		0.90		5.63		6,722	26
12-31-12	9.94	0.60		0.75	1.35	0.64	—	—	0.64	—	10.65	13.97	1.00	0.90		0.90		5.98		5,628	32
12-31-11	10.22	0.72	•	(0.29)	0.43	0.71	—	—	0.71	—	9.94	4.32	1.00	0.90		0.90		7.29		2,294	30
12-31-10	9.66	0.65		0.62	1.27	0.71	—	—	0.71	—	10.22	13.65	0.99	0.89		0.89		6.50		10	28
Voya Large Cap Growth Portfolio
Class ADV
12-31-14	18.22	0.02		2.26	2.28	0.01	1.45	—	1.46	—	19.04	13.03	1.43	1.16		1.16		0.07		2,454,572	65
12-31-13	14.17	0.03		4.24	4.27	0.06	0.16	—	0.22	—	18.22	30.29	1.43	1.07		1.07		0.14		2,519,145	77
12-31-12	12.23	0.11	•	2.02	2.13	0.06	0.13	—	0.19	—	14.17	17.49	1.42	1.08		1.08		0.80		2,134,353	79
12-31-11	12.86	0.05	•	0.24	0.29	0.04	—	0.88	0.92	—	12.23	1.88	1.44	1.20		1.20		0.37		70,714	77
12-31-10	11.34	0.04	•	1.53	1.57	0.05	—	—	0.05	—	12.86	13.91	1.37	1.20	†	1.20	†	0.32	†	8,618	134
Class I
12-31-14	19.10	0.12		2.38	2.50	0.10	1.45	—	1.55	—	20.05	13.62	0.68	0.60		0.60		0.63		1,837,186	65
12-31-13	14.80	0.09		4.46	4.55	0.09	0.16	—	0.25	—	19.10	30.95	0.68	0.60		0.60		0.61		1,469,089	77
12-31-12	12.72	0.16	•	2.13	2.29	0.08	0.13	—	0.21	—	14.80	18.10	0.67	0.60		0.60		1.09		969,313	79
12-31-11	13.27	0.12	•	0.25	0.37	0.04	—	0.88	0.92	—	12.72	2.48	0.69	0.60		0.60		0.92		629,091	77
12-31-10	11.63	0.09		1.60	1.69	0.05	—	—	0.05	—	13.27	14.59	0.62	0.60	†	0.60	†	0.69	†	299,170	134
Class S
12-31-14	18.82	0.07		2.35	2.42	0.07	1.45	—	1.52	—	19.72	13.35	0.93	0.85		0.85		0.38		2,349,585	65
12-31-13	14.61	0.06	•	4.39	4.45	0.08	0.16	—	0.24	—	18.82	30.62	0.93	0.85		0.85		0.34		1,408,087	77
12-31-12	12.57	0.09		2.14	2.23	0.06	0.13	—	0.19	—	14.61	17.81	0.92	0.85		0.85		0.80		486,212	79
12-31-11	13.14	0.09	•	0.25	0.34	0.03	—	0.88	0.91	—	12.57	2.24	0.94	0.85		0.85		0.68		338,683	77
12-31-10	11.54	0.04		1.60	1.64	0.04	—	—	0.04	—	13.14	14.25	0.87	0.85	†	0.85	†	0.45	†	131,155	134
Class S2
12-31-14	18.72	0.03		2.36	2.39	0.04	1.45	—	1.49	—	19.62	13.24	1.18	1.00		1.00		0.23		87,242	65
12-31-13	14.54	0.02		4.37	4.39	0.05	0.16	—	0.21	—	18.72	30.39	1.18	1.00		1.00		0.21		53,802	77
12-31-12	12.53	0.10	•	2.10	2.20	0.06	0.13	—	0.19	—	14.54	17.69	1.17	1.00		1.00		0.71		35,383	79
12-31-11	13.13	0.07	•	0.24	0.31	0.03	—	0.88	0.91	—	12.53	2.06	1.19	1.00		1.00		0.58		13,055	77
12-31-10	11.51	0.04	•	1.58	1.62	—	—	—	—	—	13.13	14.11	1.12	1.00	†	1.00	†	0.30	†	988	134

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Large Cap Value Portfolio
Class ADV
12-31-14	11.67	0.17	•	0.92	1.09	0.22	0.22	—	0.44	—	12.32	9.42	1.50	1.24		1.24		1.40		65,989	111
12-31-13	9.13	0.13	•	2.60	2.73	0.19	—	—	0.19	—	11.67	30.12	1.51	1.26		1.26		1.17		12,730	104
12-31-12	8.19	0.15	•	0.98	1.13	0.19	—	—	0.19	—	9.13	14.00	1.55	1.29		1.29		1.74		3,629	96
12-31-11	8.05	0.19	•	0.03	0.22	0.08	—	—	0.08	—	8.19	2.76	1.55	1.29		1.29		2.41		2,424	92
12-31-10	6.92	0.12		1.17	1.29	0.16	—	—	0.16	—	8.05	18.96	1.54	1.29	†	1.29	†	1.61	†	1	19
Class I
12-31-14	11.80	0.23		0.95	1.18	0.26	0.22	—	0.48	—	12.50	10.09	0.75	0.64		0.64		1.98		643,803	111
12-31-13	9.23	0.19	•	2.64	2.83	0.26	—	—	0.26	—	11.80	30.86	0.76	0.66		0.66		1.78		558,826	104
12-31-12	8.26	0.21	•	0.99	1.20	0.23	—	—	0.23	—	9.23	14.71	0.80	0.69		0.69		2.35		273,167	96
12-31-11	8.06	0.24	•	0.04	0.28	0.08	—	—	0.08	—	8.26	3.51	0.80	0.69		0.69		2.94		248,161	92
12-31-10	6.94	0.18		1.14	1.32	0.20	—	—	0.20	—	8.06	19.37	0.79	0.69	†	0.69	†	2.32	†	142,983	19
Class S
12-31-14	11.70	0.21	•	0.92	1.13	0.24	0.22	—	0.46	—	12.37	9.71	1.00	0.89		0.89		1.73		1,069,662	111
12-31-13	9.14	0.17	•	2.61	2.78	0.22	—	—	0.22	—	11.70	30.66	1.01	0.91		0.91		1.53		608,298	104
12-31-12	8.19	0.19	•	0.97	1.16	0.21	—	—	0.21	—	9.14	14.35	1.05	0.94		0.94		2.12		80,048	96
12-31-11	8.01	0.22	•	0.04	0.26	0.08	—	—	0.08	—	8.19	3.28	1.05	0.94		0.94		2.74		66,983	92
12-31-10	6.90	0.15	•	1.15	1.30	0.19	—	—	0.19	—	8.01	19.22	1.04	0.94	†	0.94	†	2.07	†	3	19
Class S2
12-31-14	11.69	0.20	•	0.92	1.12	0.23	0.22	—	0.45	—	12.36	9.67	1.25	1.04		1.04		1.66		798	111
09-09-13(5)–12-31-13	10.74	0.05	•	0.92	0.97	0.02	—	—	0.02	—	11.69	9.06	1.26	1.06		1.06		1.33		3	104
Voya Limited Maturity Bond Portfolio
Class ADV
12-31-14	9.88	0.07		(0.04)	0.03	0.04	—	—	0.04	—	9.87	0.31	1.03	0.88		0.88		0.57		36,335	433
12-31-13	9.92	0.03		0.01	0.04	0.08	—	—	0.08	—	9.88	0.36	1.03	0.88		0.88		0.35		40,656	527
12-31-12	9.88	0.03	•	0.09	0.12	0.08	—	—	0.08	—	9.92	1.19	1.03	0.88		0.88		0.35		35,265	644
12-31-11	10.15	0.11	•	(0.03)	0.08	0.35	—	—	0.35	—	9.88	0.79	1.03	0.88		0.88		1.07		24,671	370
12-31-10	10.27	0.14	•	0.16	0.30	0.42	—	—	0.42	—	10.15	2.97	1.02	0.87	†	0.87	†	1.36	†	9,294	434
Class I
12-31-14	10.14	0.12	•	(0.03)	0.09	0.10	—	—	0.10	—	10.13	0.88	0.28	0.28		0.28		1.17		143,860	433
12-31-13	10.17	0.10	•	(0.01)	0.09	0.12	—	—	0.12	—	10.14	0.90	0.28	0.28		0.28		0.94		110,389	527
12-31-12	10.10	0.09	•	0.09	0.18	0.11	—	—	0.11	—	10.17	1.81	0.28	0.28		0.28		0.90		229,471	644
12-31-11	10.32	0.18	•	(0.04)	0.14	0.36	—	—	0.36	—	10.10	1.35	0.28	0.28		0.28		1.73		32,131	370
12-31-10	10.38	0.29	•	0.07	0.36	0.42	—	—	0.42	—	10.32	3.52	0.27	0.27	†	0.27	†	2.77	†	60,020	434
Class S
12-31-14	10.19	0.10		(0.03)	0.07	0.07	—	—	0.07	—	10.19	0.69	0.53	0.53		0.53		0.92		105,215	433
12-31-13	10.21	0.08		(0.01)	0.07	0.09	—	—	0.09	—	10.19	0.71	0.53	0.53		0.53		0.69		117,451	527
12-31-12	10.14	0.07	•	0.08	0.15	0.08	—	—	0.08	—	10.21	1.50	0.53	0.53		0.53		0.71		134,099	644
12-31-11	10.35	0.15	•	(0.03)	0.12	0.33	—	—	0.33	—	10.14	1.16	0.53	0.53		0.53		1.45		155,919	370
12-31-10	10.42	0.24	•	0.08	0.32	0.39	—	—	0.39	—	10.35	3.13	0.52	0.52	†	0.52	†	2.32	†	179,330	434
Voya Multi-Manager Large Cap Core Portfolio
Class ADV
12-31-14	14.72	0.09		1.99	2.08	0.11	1.15	—	1.26	—	15.54	14.66	1.48	1.32		1.32		0.60		1,690	44
12-31-13	11.38	0.09		3.30	3.39	0.05	—	—	0.05	—	14.72	29.80	1.50	1.33		1.33		0.67		1,541	105
12-31-12	10.46	0.10		0.94	1.04	0.12	—	—	0.12	—	11.38	9.93	1.48	1.33		1.32		0.95		1,268	43
12-31-11	11.12	0.10	•	(0.64)	(0.54)	0.12	—	—	0.12	—	10.46	(4.88)	1.48	1.33		1.33		0.92		1,003	12
12-31-10	9.74	0.08	•	1.42	1.50	0.12	—	—	0.12	—	11.12	15.41	1.48	1.33	†	1.33	†	0.74	†	611	19

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Multi-Manager Large Cap Core Portfolio (continued)
Class I
12-31-14	14.79	0.18	•	2.00	2.18	0.19	1.15	—	1.34	—	15.63	15.31	0.73	0.72		0.72		1.20		262,017	44
12-31-13	11.42	0.17	•	3.33	3.50	0.13	—	—	0.13	—	14.79	30.66	0.75	0.73		0.73		1.28		316,869	105
12-31-12	10.50	0.17	•	0.93	1.10	0.18	—	—	0.18	—	11.42	10.50	0.73	0.73		0.72		1.54		29,086	43
12-31-11	11.16	0.18		(0.66)	(0.48)	0.18	—	—	0.18	—	10.50	(4.29)	0.73	0.73		0.73		1.49		29,839	12
12-31-10	9.73	0.13		1.43	1.56	0.13	—	—	0.13	—	11.16	16.13	0.73	0.73	†	0.73	†	1.37	†	34,623	19
Class S
12-31-14	14.81	0.13		2.01	2.14	0.16	1.15	—	1.31	—	15.64	14.99	0.98	0.97		0.97		0.95		68,942	44
12-31-13	11.44	0.14	•	3.32	3.46	0.09	—	—	0.09	—	14.81	30.29	1.00	0.98		0.98		1.02		56,868	105
12-31-12	10.51	0.14	•	0.94	1.08	0.15	—	—	0.15	—	11.44	10.29	0.98	0.98		0.97		1.29		47,686	43
12-31-11	11.17	0.15		(0.66)	(0.51)	0.15	—	—	0.15	—	10.51	(4.56)	0.98	0.98		0.98		1.23		50,748	12
12-31-10	9.74	0.11		1.43	1.54	0.11	—	—	0.11	—	11.17	15.85	0.98	0.98	†	0.98	†	1.12	†	61,972	19
Voya U.S. Stock Index Portfolio
Class ADV
12-31-14	14.26	0.17		1.58	1.75	0.20	1.49	—	1.69	—	14.32	12.77	1.02	0.80		0.80		1.26		122,012	7
12-31-13	11.27	0.16		3.34	3.50	0.20	0.31	—	0.51	—	14.26	31.40	1.02	0.80		0.80		1.32		105,584	9
12-31-12	10.23	0.18	•	1.34	1.52	0.17	0.31	—	0.48	—	11.27	15.15	1.02	0.80		0.80		1.59		67,287	7
12-31-11	10.76	0.14	•	0.02	0.16	0.18	0.51	—	0.69	—	10.23	1.30	1.01	0.79		0.79		1.37		27,415	21
12-31-10	9.56	0.13	•	1.21	1.34	0.14	—	—	0.14	—	10.76	14.06	1.01	0.79	†	0.79	†	1.29	†	10,554	24
Class I
12-31-14	14.57	0.26	•	1.61	1.87	0.27	1.49	—	1.76	—	14.68	13.37	0.27	0.27		0.27		1.79		4,186,235	7
12-31-13	11.50	0.24	•	3.40	3.64	0.26	0.31	—	0.57	—	14.57	32.04	0.27	0.27		0.27		1.85		4,322,478	9
12-31-12	10.41	0.23	•	1.39	1.62	0.22	0.31	—	0.53	—	11.50	15.79	0.27	0.27		0.27		2.05		4,207,241	7
12-31-11	10.92	0.19		0.02	0.21	0.21	0.51	—	0.72	—	10.41	1.81	0.26	0.26		0.26		1.84		3,855,696	21
12-31-10	9.66	0.18	•	1.24	1.42	0.16	—	—	0.16	—	10.92	14.74	0.26	0.26	†	0.26	†	1.79	†	3,645,772	24
Class S
12-31-14	14.49	0.23	•	1.60	1.83	0.24	1.49	—	1.73	—	14.59	13.11	0.52	0.51		0.51		1.55		57,095	7
12-31-13	11.44	0.20		3.39	3.59	0.23	0.31	—	0.54	—	14.49	31.75	0.52	0.51		0.51		1.61		37,259	9
12-31-12	10.36	0.20	•	1.38	1.58	0.19	0.31	—	0.50	—	11.44	15.48	0.52	0.51		0.51		1.80		25,865	7
12-31-11	10.87	0.16		0.03	0.19	0.19	0.51	—	0.70	—	10.36	1.58	0.51	0.50		0.50		1.61		27,133	21
12-31-10	9.62	0.15	•	1.23	1.38	0.13	—	—	0.13	—	10.87	14.42	0.51	0.50	†	0.50	†	1.54	†	24,781	24
Class S2
12-31-14	14.38	0.19		1.60	1.79	0.22	1.49	—	1.71	—	14.46	12.94	0.77	0.67		0.67		1.39		177,899	7
12-31-13	11.37	0.19	•	3.35	3.54	0.22	0.31	—	0.53	—	14.38	31.46	0.77	0.67		0.67		1.46		157,313	9
12-31-12	10.31	0.19	•	1.36	1.55	0.18	0.31	—	0.49	—	11.37	15.29	0.77	0.67		0.67		1.69		93,052	7
12-31-11	10.83	0.16	•	0.01	0.17	0.18	0.51	—	0.69	—	10.31	1.43	0.76	0.66		0.66		1.47		55,893	21
12-31-10	9.59	0.14	•	1.23	1.37	0.13	—	—	0.13	—	10.83	14.26	0.76	0.66	†	0.66	†	1.40	†	31,885	24
VY® Clarion Real Estate Portfolio
Class ADV
12-31-14	26.29	0.33	•	7.39	7.72	0.36	—	—	0.36	—	33.65	29.48	1.59	1.28		1.28		1.08		89,699	30
12-31-13	26.18	0.30	•	0.15	0.45	0.34	—	—	0.34	—	26.29	1.65	1.61	1.21		1.21		1.11		62,462	52
12-31-12	22.94	0.28	•	3.20	3.48	0.24	—	—	0.24	—	26.18	15.17	1.60	1.21		1.21		1.11		48,742	35
12-31-11	21.32	0.34	•	1.61	1.95	0.33	—	—	0.33	—	22.94	9.09	1.47	1.19		1.19		1.53		26,977	33
12-31-10	17.34	0.27	•	4.40	4.67	0.69	—	—	0.69	—	21.32	27.57	1.40	1.21	†	1.21	†	1.37	†	11,045	49
Class I
12-31-14	27.42	0.52	•	7.73	8.25	0.50	—	—	0.50	—	35.17	30.27	0.84	0.68		0.68		1.64		142,041	30
12-31-13	27.22	0.48	•	0.17	0.65	0.45	—	—	0.45	—	27.42	2.27	0.86	0.61		0.61		1.67		116,778	52
12-31-12	23.77	0.45	•	3.32	3.77	0.32	—	—	0.32	—	27.22	15.85	0.85	0.61		0.61		1.70		114,961	35
12-31-11	21.97	0.47	•	1.68	2.15	0.35	—	—	0.35	—	23.77	9.76	0.72	0.59		0.59		2.02		69,269	33
12-31-10	17.78	0.35	•	4.56	4.91	0.72	—	—	0.72	—	21.97	28.28	0.65	0.61	†	0.61	†	1.75	†	56,759	49

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
VY® Clarion Real Estate Portfolio (continued)
Class S
12-31-14	27.35	0.43	•	7.70	8.13	0.42	—	—	0.42	—	35.06	29.87	1.09	0.93		0.93		1.37		489,653	30
12-31-13	27.14	0.39	•	0.19	0.58	0.37	—	—	0.37	—	27.35	2.06	1.11	0.86		0.86		1.38		420,035	52
12-31-12	23.71	0.36	•	3.33	3.69	0.26	—	—	0.26	—	27.14	15.54	1.10	0.86		0.86		1.39		474,299	35
12-31-11	21.92	0.40	•	1.69	2.09	0.30	—	—	0.30	—	23.71	9.50	0.97	0.84		0.84		1.74		449,964	33
12-31-10	17.75	0.29	•	4.57	4.86	0.69	—	—	0.69	—	21.92	27.98	0.90	0.86	†	0.86	†	1.48	†	457,721	49
Class S2
12-31-14	27.18	0.38	•	7.76	8.05	0.38	—	—	0.38	—	34.85	29.74	1.34	1.08		1.08		1.21		28,313	30
12-31-13	26.99	0.35	•	0.18	0.53	0.34	—	—	0.34	—	27.18	1.87	1.36	1.01		1.01		1.25		25,796	52
12-31-12	23.59	0.33	•	3.30	3.63	0.23	—	—	0.23	—	26.99	15.38	1.35	1.01		1.01		1.25		26,559	35
12-31-11	21.82	0.37	•	1.67	2.04	0.27	—	—	0.27	—	23.59	9.31	1.22	0.99		0.99		1.61		22,854	33
12-31-10	17.68	0.26	•	4.54	4.80	0.66	—	—	0.66	—	21.82	27.75	1.15	1.01	†	1.01	†	1.33	†	21,179	49
VY® Franklin Income Portfolio
Class ADV
12-31-14	10.94	0.41	•	0.12	0.53	0.44	—	—	0.44	—	11.03	4.69	1.51	1.36		1.36		3.66		78,155	26
12-31-13	10.09	0.41	•	0.98	1.39	0.54	—	—	0.54	—	10.94	14.14	1.51	1.36		1.36		3.91		53,031	23
12-31-12	9.55	0.52	•	0.62	1.14	0.60	—	—	0.60	—	10.09	12.33	1.53	1.38		1.38		5.22		28,291	25
12-31-11	9.91	0.53	•	(0.31)	0.22	0.58	—	—	0.58	—	9.55	2.06	1.52	1.37		1.37		5.42		17,231	25
12-31-10	9.33	0.48	•	0.64	1.12	0.54	—	—	0.54	—	9.91	12.51	1.53	1.36	†	1.36	†	5.12	†	7,830	48
Class I
12-31-14	11.30	0.51	•	0.09	0.60	0.47	—	—	0.47	—	11.43	5.21	0.76	0.76		0.76		4.31		311,844	26
12-31-13	10.38	0.46		1.04	1.50	0.58	—	—	0.58	—	11.30	14.81	0.76	0.76		0.76		4.53		326,510	23
12-31-12	9.77	0.59	•	0.66	1.25	0.64	—	—	0.64	—	10.38	13.17	0.78	0.78		0.78		5.83		274,701	25
12-31-11	10.08	0.60	•	(0.32)	0.28	0.59	—	—	0.59	—	9.77	2.63	0.77	0.77		0.77		5.97		266,035	25
12-31-10	9.42	0.55	•	0.65	1.20	0.54	—	—	0.54	—	10.08	13.25	0.78	0.76	†	0.76	†	5.70	†	308,236	48
Class S
12-31-14	11.23	0.47	•	0.10	0.57	0.45	—	—	0.45	—	11.35	4.91	1.01	1.01		1.01		4.05		554,146	26
12-31-13	10.31	0.46	•	1.02	1.48	0.56	—	—	0.56	—	11.23	14.64	1.01	1.01		1.01		4.28		556,255	23
12-31-12	9.71	0.56	•	0.65	1.21	0.61	—	—	0.61	—	10.31	12.85	1.03	1.03		1.03		5.58		513,445	25
12-31-11	10.03	0.57	•	(0.32)	0.25	0.57	—	—	0.57	—	9.71	2.31	1.02	1.02		1.02		5.73		487,480	25
12-31-10	9.38	0.52	•	0.65	1.17	0.52	—	—	0.52	—	10.03	12.97	1.03	1.01	†	1.01	†	5.45	†	480,911	48
Class S2
12-31-14	11.20	0.45		0.10	0.55	0.43	—	—	0.43	—	11.32	4.79	1.26	1.16		1.16		3.91		10,975	26
12-31-13	10.29	0.45	•	1.00	1.45	0.54	—	—	0.54	—	11.20	14.40	1.26	1.16		1.16		4.14		10,543	23
12-31-12	9.69	0.52		0.68	1.20	0.60	—	—	0.60	—	10.29	12.73	1.28	1.18		1.18		5.42		10,258	25
12-31-11	10.01	0.54	•	(0.30)	0.24	0.56	—	—	0.56	—	9.69	2.20	1.27	1.17		1.17		5.58		8,994	25
12-31-10	9.36	0.49		0.66	1.15	0.50	—	—	0.50	—	10.01	12.80	1.28	1.16	†	1.16	†	5.30	†	8,986	48
VY® Franklin Mutual Shares Portfolio
Class ADV
12-31-14	10.69	0.31		0.43	0.74	0.09	—	—	0.09	—	11.34	6.91	1.53	1.37		1.37		2.68		10,458	20
12-31-13	8.47	0.13	•	2.18	2.31	0.09	—	—	0.09	—	10.69	27.31	1.53	1.38		1.38		1.29		10,045	25
12-31-12	7.58	0.11		0.89	1.00	0.11	—	—	0.11	—	8.47	13.29	1.54	1.39		1.39		1.28		6,922	26
12-31-11	7.95	0.12	•	(0.20)	(0.08)	0.29	—	—	0.29	—	7.58	(1.20)	1.53	1.38		1.38		1.55		6,443	32
12-31-10	7.20	0.18	•	0.62	0.80	0.05	—	—	0.05	—	7.95	11.15	1.53	1.38		1.38		2.46		3,717	34
Class I
12-31-14	10.93	0.38	•	0.45	0.83	0.14	—	—	0.14	—	11.62	7.61	0.78	0.77		0.77		3.34		299,043	20
12-31-13	8.65	0.19	•	2.22	2.41	0.13	—	—	0.13	—	10.93	28.01	0.78	0.78		0.78		1.89		316,256	25
12-31-12	7.72	0.15	•	0.93	1.08	0.15	—	—	0.15	—	8.65	14.14	0.79	0.79		0.79		1.87		261,909	26
12-31-11	8.06	0.17	•	(0.21)	(0.04)	0.30	—	—	0.30	—	7.72	(0.68)	0.78	0.78		0.78		2.16		256,398	32
12-31-10	7.25	0.23	•	0.63	0.86	0.05	—	—	0.05	—	8.06	11.91	0.78	0.78		0.78		3.08		292,796	34

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
VY® Franklin Mutual Shares Portfolio (continued)
Class S
12-31-14	10.90	0.35	•	0.46	0.81	0.12	—	—	0.12	—	11.59	7.38	1.03	1.02		1.02		3.07		205,573	20
12-31-13	8.63	0.16	•	2.22	2.38	0.11	—	—	0.11	—	10.90	27.67	1.03	1.03		1.03		1.64		211,149	25
12-31-12	7.70	0.13	•	0.93	1.06	0.13	—	—	0.13	—	8.63	13.86	1.04	1.04		1.04		1.62		184,345	26
12-31-11	8.04	0.15	•	(0.21)	(0.06)	0.28	—	—	0.28	—	7.70	(0.93)	1.03	1.03		1.03		1.91		185,698	32
12-31-10	7.24	0.21	•	0.62	0.83	0.03	—	—	0.03	—	8.04	11.54	1.03	1.03		1.03		2.84		209,719	34
VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV
12-31-14	20.05	(0.03)		1.55	1.52	0.04	1.70	—	1.74	—	19.83	7.94	1.60	1.45		1.45		(0.11)		101,728	42
12-31-13	14.94	0.02	•	5.66	5.68	0.13	0.44	—	0.57	—	20.05	38.52	1.61	1.46		1.46		0.13		85,366	41
12-31-12	12.65	0.13	•	2.18	2.31	0.02	—	—	0.02	—	14.94	18.24	1.63	1.48		1.48		0.91		36,780	39
12-31-11	12.90	0.00	*•	(0.20)	(0.20)	0.05	—	—	0.05	—	12.65	(1.60)	1.63	1.48		1.48		0.01		15,311	42
12-31-10	10.24	0.03	•	2.65	2.68	0.02	—	—	0.02	—	12.90	26.27	1.63	1.48	†	1.48	†	0.29	†	7,587	42
Class I
12-31-14	20.81	0.09		1.62	1.71	0.12	1.70	—	1.82	—	20.70	8.61	0.85	0.85		0.85		0.48		160,190	42
12-31-13	15.43	0.12		5.87	5.99	0.17	0.44	—	0.61	—	20.81	39.36	0.86	0.86		0.86		0.70		136,611	41
12-31-12	13.02	0.19	•	2.28	2.47	0.06	—	—	0.06	—	15.43	18.98	0.88	0.88		0.88		1.33		90,638	39
12-31-11	13.23	0.08		(0.22)	(0.14)	0.07	—	—	0.07	—	13.02	(1.07)	0.88	0.88		0.88		0.51		74,782	42
12-31-10	10.46	0.08		2.74	2.82	0.05	—	—	0.05	—	13.23	27.07	0.88	0.88	†	0.88	†	0.68	†	87,387	42
Class S
12-31-14	20.62	0.05		1.59	1.64	0.07	1.70	—	1.77	—	20.49	8.35	1.10	1.10		1.10		0.22		459,361	42
12-31-13	15.31	0.06		5.83	5.89	0.14	0.44	—	0.58	—	20.62	38.95	1.11	1.11		1.11		0.46		482,759	41
12-31-12	12.92	0.15	•	2.26	2.41	0.02	—	—	0.02	—	15.31	18.70	1.13	1.13		1.13		1.02		298,434	39
12-31-11	13.14	0.04		(0.21)	(0.17)	0.05	—	—	0.05	—	12.92	(1.34)	1.13	1.13		1.13		0.27		273,159	42
12-31-10	10.40	0.04		2.73	2.77	0.03	—	—	0.03	—	13.14	26.72	1.13	1.13	†	1.13	†	0.50	†	291,400	42
Class S2
12-31-14	20.45	0.02		1.59	1.61	0.04	1.70	—	1.74	—	20.32	8.24	1.35	1.25		1.25		0.07		48,220	42
12-31-13	15.19	0.05	•	5.76	5.81	0.11	0.44	—	0.55	—	20.45	38.73	1.36	1.26		1.26		0.29		51,463	41
12-31-12	12.82	0.13	•	2.24	2.37	0.00 *	—	—	0.00 *	—	15.19	18.50	1.38	1.28		1.28		0.90		39,862	39
12-31-11	13.03	0.02		(0.20)	(0.18)	0.03	—	—	0.03	—	12.82	(1.43)	1.38	1.28		1.28		0.12		35,316	42
12-31-10	10.31	0.04		2.69	2.73	0.01	—	—	0.01	—	13.03	26.53	1.38	1.28	†	1.28	†	0.28	†	38,636	42
VY® Templeton Global Growth Portfolio
Class ADV
12-31-14	15.70	0.30		(0.78)	(0.48)	0.14	—	—	0.14	—	15.08	(3.11)	1.64	1.49		1.49		1.89		6	18
12-31-13	12.23	0.12		3.54	3.66	0.19	—	—	0.19	—	15.70	30.13	1.64	1.49		1.49		0.89		6	12
12-31-12	10.32	0.17	•	1.97	2.14	0.23	—	—	0.23	—	12.23	21.16	1.66	1.51		1.51		1.53		5	14
12-31-11	11.12	0.17		(0.84)	(0.67)	0.13	—	—	0.13	—	10.32	(6.25)	1.65	1.50		1.49		1.57		1	22
12-31-10	10.52	0.12		0.61	0.73	0.13	—	—	0.13	—	11.12	7.14	1.65	1.50		1.49		1.16		1	7
Class I
12-31-14	16.02	0.40	•	(0.79)	(0.39)	0.23	—	—	0.23	—	15.40	(2.56)	0.89	0.89		0.89		2.47		298,762	18
12-31-13	12.46	0.21	•	3.61	3.82	0.26	—	—	0.26	—	16.02	30.96	0.89	0.89		0.89		1.50		319,415	12
12-31-12	10.45	0.22	•	2.04	2.26	0.25	—	—	0.25	—	12.46	22.01	0.91	0.91		0.91		1.97		265,785	14
12-31-11	11.25	0.26		(0.86)	(0.60)	0.20	—	—	0.20	—	10.45	(5.49)	0.90	0.90		0.89		2.19		257,173	22
12-31-10	10.61	0.18		0.65	0.83	0.19	—	—	0.19	—	11.25	8.04	0.90	0.90		0.89		1.68		292,127	7
Class S
12-31-14	16.08	0.36	•	(0.79)	(0.43)	0.19	—	—	0.19	—	15.46	(2.77)	1.14	1.14		1.14		2.25		257,772	18
12-31-13	12.51	0.18	•	3.62	3.80	0.23	—	—	0.23	—	16.08	30.62	1.14	1.14		1.14		1.25		307,054	12
12-31-12	10.48	0.20	•	2.04	2.24	0.21	—	—	0.21	—	12.51	21.76	1.16	1.16		1.16		1.72		255,663	14
12-31-11	11.28	0.22	•	(0.84)	(0.62)	0.18	—	—	0.18	—	10.48	(5.71)	1.15	1.15		1.14		1.96		239,463	22
12-31-10	10.64	0.15	•	0.65	0.80	0.16	—	—	0.16	—	11.28	7.75	1.15	1.15		1.14		1.43		298,922	7

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® Templeton Global Growth Portfolio (continued)
Class S2
12-31-14	15.97	0.34	•	(0.80)	(0.46)	0.17	—	—	0.17	—	15.34	(2.98)	1.39	1.29	1.29	2.12	4,879	18
12-31-13	12.43	0.16	•	3.59	3.75	0.21	—	—	0.21	—	15.97	30.46	1.39	1.29	1.29	1.10	5,901	12
12-31-12	10.42	0.18	•	2.03	2.21	0.20	—	—	0.20	—	12.43	21.53	1.41	1.31	1.31	1.57	4,626	14
12-31-11	11.21	0.20	•	(0.83)	(0.63)	0.16	—	—	0.16	—	10.42	(5.78)	1.40	1.30	1.29	1.82	3,900	22
12-31-10	10.58	0.14		0.64	0.78	0.15	—	—	0.15	—	11.21	7.56	1.40	1.30	1.29	1.28	4,733	7

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-nine active separate investment series. The eleven series (each a “Portfolio” and collectively the “Portfolios”) included in this report are: Voya High Yield Portfolio (“High Yield”), Voya Large Cap Growth Portfolio (“Large Cap Growth”), Voya Large Cap Value Portfolio (“Large Cap Value”), Voya Limited Maturity Bond Portfolio (“Limited Maturity Bond”), Voya Multi-Manager Large Cap Core Portfolio (“Multi-Manager Large Cap Core”), Voya U.S. Stock Index Portfolio (“U.S. Stock Index”), VY® Clarion Real Estate Portfolio (“Clarion Real Estate”), VY® Franklin Income Portfolio (“Franklin Income”), VY® Franklin Mutual Shares Portfolio (“Franklin Mutual Shares”), VY® JPMorgan Small Cap Core Equity Portfolio (“JPMorgan Small Cap Core Equity”), and VY® Templeton Global Growth Portfolio (“Templeton Global Growth”). All of the Portfolios are diversified except for Clarion Real Estate, which is a non-diversified Portfolio of the Trust. The investment objective of the Portfolios is described in the Portfolios’ Prospectus.

The Trust is authorized to offer four classes of shares (Adviser (“Class ADV”), Institutional (“Class I”), Service (“Class S”), and Service 2 (“Class S2”)); however, not all Portfolios currently offer all classes. Each class has equal rights as to voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC (“DSL” or the “Investment Adviser”), a Delaware limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to High Yield, Large Cap Growth, Large Cap Value, Limited Maturity Bond, and U.S. Stock Index. Voya Funds Services, LLC (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to certain Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are fair valued using an independent pricing service which takes into consideration such factors as benchmark yields, cash flow assumptions and issuer spreads as well as broker quotes and reported trades for the security as well as securities similar in type, quality, coupon and maturity. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value (“NAV”). Investments in securities of sufficient credit quality, maturing in 60 days or less, are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

security at its cost and amortizing any discount or premium over the period until maturity.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values, as defined by the Act, as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that a Portfolio’s NAV is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time a Portfolio calculates its NAV. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Investment Adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Portfolios’ Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Portfolio can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2014, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method. Clarion Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If Clarion Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly and net capital gains distributions, if any, will be declared and paid annually by High Yield. For all other Portfolios, dividends from net investment income and net capital gain distributions, if any, will be declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2014, the maximum amount of loss that Limited Maturity and Franklin Mutual Shares would incur if the counterparties to its derivative transactions failed to perform would be $180 and $3,992,752, respectively, which represents the gross payments to be received by the Portfolios on open purchased options and forward foreign currency transactions were they to be unwound as of December 31, 2014. As of December 31, 2014, there was no collateral received from any counterparties to mitigate counterparty credit risk.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

As of December 31, 2014, Franklin Mutual Shares had a liability position of $377,826 on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2014, the Portfolio could have been required to pay this amount in cash to its counterparties. There was no collateral posted as of December 31, 2014 by the Portfolio for its open OTC derivatives.

H.  Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Summary Portfolio of Investments.

For the year ended December 31, 2014, High Yield and Franklin Mutual Shares entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolios use forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the Summary Portfolio of Investments for Franklin Mutual Shares for open forward foreign currency contracts at December 31, 2014. There were no open forward currency contracts for High Yield at December 31, 2014.

During the year ended December 31, 2014, the Portfolios had average contracts amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
High Yield	$133,404	$37,067,752
Franklin Mutual Shares	10,490,262	78,688,073

I.  Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

recently prior to, the time when the Portfolio’s assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2014, JPMorgan Small Cap Core Equity and U.S. Stock Index have purchased futures contracts on various equity indexes to increase exposure to equity risk. In addition, Limited Maturity Bond has purchased and sold futures contracts on various bonds and notes to increase exposure to interest rate risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against counterparty default.

During the year ended December 31, 2014, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Summary Portfolio of Investments for open futures contracts at December 31, 2014.

	Purchased	Sold
Limited Maturity Bond	$60,827,252	$25,208,756
U.S. Stock Index	55,379,678	—
JPMorgan Small Cap Core Equity	7,488,692	—

J.  Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2014, Limited Maturity Bond had purchased interest rate swaptions to manage its duration strategy. Please refer to the Summary Portfolio of Investments for open purchased interest rate swaptions at December 31, 2014.

During the year ended December 31, 2014, Franklin Mutual Shares had purchased options on equity securities to gain additional exposure to the equity markets. There were no open purchased options at December 31, 2014.

Please refer to Note 9 for the volume of purchased options for Limited Maturity Bond and Franklin Mutual Shares.

K.  Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, registered commodities exchange(s), counterparties or brokers. The fair value of an OTC swap contract is recorded on each Portfolio’s Statements of Assets and Liabilities. Daily changes in the value of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statement of Assets and Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received on OTC swaps by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Summary Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed following the Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2014, for which a Portfolio is seller of protection are disclosed following the Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2014, High Yield has not entered into any credit default swaps. The realized gain on swaps of $1,384,525 on the Statement of Operations reflects the unwinding of credit default swaps held in the former PIMCO High Yield Portfolio prior to the sub-adviser and name change which occurred on February 4, 2014.

For the year ended December 31, 2014, Limited Maturity had purchased credit protection on credit default swap indices (“CDX”). A CDX is basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Limited Maturity used CDX swaps to hedge the credit risk associated with various sectors within the credit markets. For the year ended December 31, 2014, Limited Maturity had an average notional amount of $5,263,667 on credit default swaps to buy protection. There were no open credit default swaps to buy protection at December 31, 2014.

L.  Equity-Linked Securities. Franklin Income invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income earned from equity-linked securities is recorded as Interest income in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The Portfolio records the net change in the fair value of the equity-linked security on the accompanying Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the equity-linked security. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Portfolio. Please refer to the Summary Portfolio of Investments for open equity-linked securities at December 31, 2014.

M.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. There were no open repurchase agreements for any Portfolio at December 31, 2014.

N.  Securities Lending. The Portfolios may loan up to 33 1/3% of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Each Portfolio bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each Portfolio indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

O.  Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined in good faith under procedures approved by the Board.

P.  Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.

Q.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2014, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
High Yield	$638,368,033	$710,042,828
Large Cap Growth	3,856,320,650	4,620,530,345
Large Cap Value	1,602,709,265	1,807,740,538
Limited Maturity Bond	132,901,505	95,331,756
Multi-Manager Large Cap Core	145,352,700	229,242,100
U.S. Stock Index	351,167,533	863,355,544
Clarion Real Estate	210,045,768	232,573,818
Franklin Income	249,263,816	255,291,648
Franklin Mutual Shares	97,837,340	157,161,795
JPMorgan Small Cap Core Equity	314,496,817	361,189,487
Templeton Global Growth	109,552,525	154,457,043

U.S. government securities not included above were as follows:

	Purchases	Sales
High Yield	$4,404,461	$19,025,188
Limited Maturity Bond	1,085,290,053	1,101,806,536
JPMorgan Small Cap Core Equity	—	575,000

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Large Cap Growth, Large Cap Value, Clarion Real Estate and Franklin Income have entered into an investment management agreement (“Investment Management Agreement”) with DSL. The Investment Management

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Agreement compensates DSL with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
Large Cap Growth(1)	0.55% on the first $5.5 billion; 0.52% on the next $1.5 billion; and 0.50% thereafter
Large Cap Value	0.65% of the first $500 million; and 0.60% of the amount in excess of $500 million
Clarion Real Estate	0.75% of the first $200 million; 0.70% of the next $550 million; and 0.65% of the amount in excess of $750 million
Franklin Income	0.65% of the first $500 million; and 0.60% of the amount in excess of $500 million

(1)	Effective close of business on July 18, 2014, advisory fee breakpoints were incorporated.

With the exception of the Portfolios in the table above, DSL provides the Portfolios with advisory and administrative services under a management agreement (the “Unified Agreement”). Under the Unified Agreement, DSL has overall responsibility for engaging sub-advisers and for monitoring and evaluating the management of the assets of each Portfolio. Sub-advisers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, DSL also is responsible for providing or procuring, at DSL’s expense, the services reasonably necessary for the ordinary operation of the Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, dividend reimbursing and auditing. As compensation for its services under the Unified Agreement, the Trust pays DSL a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of the Portfolios:

Portfolio	Fee
High Yield(1)	0.490% on the first $1 billion; 0.480% on the next $1 billion; 0.470% on the amount in excess of $2 billion
Limited Maturity Bond(2)	0.350% on the first $200 million; 0.300% on the next $300 million; 0.250% on the amount in excess of $500 million
Multi-Manager Large Cap Core	0.725% on the first $500 million; 0.675% on the next $500 million; 0.625% on the amount in excess of $1 billion
U.S. Stock Index	0.260%
Franklin Mutual Shares	0.780% on the first $4 billion; 0.750% on the next $1 billion; 0.730% on the next $1 billion; 0.710% on the next $1 billion; 0.690% on the amount in excess of $7 billion
JPMorgan Small Cap Core Equity	0.900% on the first $200 million; 0.850% on the next $300 million; 0.800% on the next $250 million; 0.750% on the amount in excess of $750 million
Templeton Global Growth	0.960% on the first $250 million; 0.860% on the next $250 million; 0.76% on the amount in excess of $500 million

(1)	Effective close of business on February 4, 2014, advisory fee breakpoints were incorporated.

(2)	The assets of Limited Maturity Bond are aggregated with those of Voya Liquid Assets Portfolio, which is not included in this report, to determine the Unified Fee.

The Investment Adviser has contractually agreed to waive a portion of the advisory fee for High Yield(3) ,Large Cap Value, Multi-Manager Large Cap Core and Clarion Real Estate. The waiver is calculated as follows:

Waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate)

For the year ended December 31, 2014, the Investment Adviser waived $106,511, $154,203, $20,516 and $265,940 for High Yield, Large Cap Value, Multi-Manager Large Cap Core, and Clarion Real Estate respectively. Termination or modification of these obligations requires approval by the Board.

The Administrator provides certain administrative and shareholder services necessary for Large Cap Growth, Large Cap Value, Clarion Real Estate and Franklin Income Portfolios’ operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from these Portfolios a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets.

The Trust and the Investment Adviser have entered into portfolio management agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each respective Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations. The sub-advisers of the Portfolios are as follows (*denotes a Related Party adviser):

Portfolio	Sub-Adviser
High Yield(4)	Voya Investment Management Co. LLC*

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Portfolio	Sub-Adviser
Large Cap Growth	Voya Investment Management Co. LLC*
Large Cap Value	Voya Investment Management Co. LLC*
Limited Maturity Bond	Voya Investment Management Co. LLC*
Multi-Manager Large Cap Core	Columbia Management Investment Advisers, LLC and The London Company of Virginia, LLC
U.S. Stock Index	Voya Investment Management Co. LLC*
Clarion Real Estate	CBRE Clarion Securities LLC
Franklin Income	Franklin Advisers, Inc.
Franklin Mutual Shares	Franklin Mutual Advisers, LLC
JPMorgan Small Cap Core Equity	J.P. Morgan Investment Management Inc.
Templeton Global Growth	Templeton Global Advisors Limited

(3)	The advisory fee waiver for High Yield became effective close of business on February 4, 2014.

(4)	Prior to the close of business on February 4, 2014, the Portfolio was sub-advised by Pacific Investment Management Company LLC.

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, a sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the sub-advisers. Any amount credited to a Portfolio is reflected as brokerage commission recapture on the accompanying Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a Shareholder Service Plan (the “Plan”) for each Portfolio that offers Class S and Class S2 shares. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2, respectively. Each respective Portfolio that offers Class S2 shares has entered into a Rule 12b-1 Distribution Plan (the “Class S2 Plan”) with the Distributor on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a 12b-1 distribution fee, for distribution services including payments to the Distributor at an annual rate of 0.25% of the average daily net assets. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 shares of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. Pursuant to a side agreement, the Distributor agreed to waive 0.01% of the shareholder service fee for Class S shares of U.S. Stock Index. Termination or modification of these obligations requires approval by the Board.

Each Class ADV share of the respective Portfolios has a Rule 12b-1 Shareholder Service and Distribution Plan. Class ADV shares pay the Distributor a service fee of 0.25% and a distribution fee of 0.50% of each Portfolio’s average daily net assets attributable to Class ADV shares. The Distributor has contractually agreed to waive 0.15% of the Portfolios’ average daily net assets attributable to Class ADV shares so that the actual fee paid by a Portfolio is a rate of 0.35%. Pursuant to a side agreement the Distributor agreed to waive 0.22% of the distribution fee for Class ADV shares of U.S. Stock Index. Termination or modification of these obligations requires approval by the Board. Effective July 21,2012 through May 1, 2014, the Distributor waived 0.13% of the distribution fee for Class ADV shares of Large Cap Growth. On January 23, 2014, the Board approved to terminate this distribution fee waiver, effective May 1, 2014.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the year ended December 31, 2014, High Yield incurred $64,900 of information statement costs associated with changes to the sub-adviser, name, investment objective, principal investment strategies and fee changes of the Portfolio. The Investment Adviser reimbursed the Portfolio for these costs.

At December 31, 2014, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
ReliaStar Life Insurance Company	Limited Maturity Bond	9.29%
	JPMorgan Small Cap Core Equity	7.72
Security Life of Denver Insurance Company	Limited Maturity Bond	8.02
Voya Institutional Trust Company	High Yield	12.51
	Large Cap Growth	8.96
	Large Cap Value	12.49
	Limited Maturity Bond	13.04
	Clarion Real Estate	13.86
	Franklin Income	8.41
	JPMorgan Small Cap Core Equity	15.55

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Subsidiary/Affiliated Investment Company	Portfolio	Percentage

Voya Insurance and Annuity Company	High Yield	58.39%
	Large Cap Growth	58.66
	Large Cap Value	56.95
	Limited Maturity Bond	15.54
	Multi-Manager Large Cap Core	19.24
	Clarion Real Estate	36.59
	Franklin Income	55.95
	Franklin Mutual Shares	38.60
	JPMorgan Small Cap Core Equity	42.70
	Templeton Global Growth	44.49
Voya Retirement Growth Portfolio	U.S. Stock Index	26.58

Voya Retirement	High Yield	24.90
Insurance and	Large Cap Growth	21.35
Annuity Company	Large Cap Value	23.93
	Multi-Manager Large Cap Core	8.22
	U.S. Stock Index	19.02
	Clarion Real Estate	37.83
	JPMorgan Small Cap Core Equity	28.26

Voya Retirement Moderate Growth Portfolio	U.S. Stock Index	17.50

Voya Retirement Moderate Portfolio	U.S. Stock Index	7.92

Voya Solution 2015 Portfolio	Multi-Manager Large Cap Core	7.27

Voya Solution 2025 Portfolio	Multi-Manager Large Cap Core	21.48

Voya Solution 2035 Portfolio	Multi-Manager Large Cap Core	19.26

Voya Solution 2045 Portfolio	Multi-Manager Large Cap Core	15.51

VY® Franklin Templeton	Franklin Income	31.17
Founding Strategy	Franklin Mutual Shares	57.86
Portfolio	Templeton Global Growth	53.13

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, if certain Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Portfolios have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into written expense limitation agreements with the following Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class S	Class S2
Large Cap Growth	1.20%	0.60%	0.85%	1.00%
Large Cap Value(1)	1.29%	0.69%	0.94%	1.09%
Clarion Real Estate(2)	1.35%	0.75%	1.00%	1.15%
Franklin Income	1.39%	0.79%	1.04%	1.19%
Franklin Mutual Shares(3)	N/A	N/A	N/A	N/A

(1)	Effective close of business September 6, 2013, pursuant to a side letter agreement, through May 1, 2016, the Investment Adviser has further lowered the expense limits for Large Cap Value to 1.25%, 0.65%, 0.90%, and 1.05% for Class ADV, Class I, Class S, and Class S2, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(2)	Prior to May 1, 2014, the expense limits were 1.25%, 0.65%, 0.90% and 1.05% for Class ADV, Class I, Class S and Class S2, respectively.

(3)	Effective January 1, 2014, pursuant to a side letter agreement, through May 1, 2015, the Investment Adviser has agreed to waive all or a portion of the advisory fee and/or reimburse expenses so that the expense limits are 1.37%, 0.77% and 1.02% for Class ADV, Class I, and Class S, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

The Investment Adviser may, at a later date, recoup from a Portfolio for management fees waived and other expenses assumed by each Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

As of December 31, 2014, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2015	2016	2017	Total
Large Cap Growth	$1,721,766	$3,563,792	$4,460,937	$9,746,495
Large Cap Value	366,725	281,852	—	648,577
Clarion Real Estate	1,269,258	1,386,705	872,802	3,528,765

The expense limitation agreement is contractual through May 1, 2015, except for Large Cap Value, which is through May 1, 2016 and Large Cap Growth, which is through May 15, 2015 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 23, 2014, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2014, as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Large Cap Growth	4	$21,808,750	1.11%
Large Cap Value	2	3,316,000	1.09
Limited Maturity Bond	4	2,856,000	1.09
Multi-Manager Large Cap Core	17	1,653,294	1.07
U.S. Stock Index	21	1,577,762	1.09
Franklin Income	2	395,500	1.09
JPMorgan Small Cap Core Equity	2	710,000	1.09
Templeton Global Growth	3	573,000	1.08

NOTE 9 — PURCHASED OPTIONS

Transactions in purchased interest rate swaptions for Limited Maturity Bond during the year ended December 31, 2014 were as follows:

	USD Notional	Cost
Balance at 12/31/13	—	$—
Options Purchased	16,595,000	76,337
Options Terminated in Closing Sell Transactions	—	—
Options Expired	—	—
Balance at 12/31/14	16,595,000	$76,337

Transactions in purchased options on equities for Franklin Mutual Shares during the year ended December 31, 2014 were as follows:

	Number of Contracts	Cost
Balance at 12/31/13	469	$345,669
Options Purchased	269	135,390
Options Terminated in Closing Sell Transactions	—	—
Options Expired	(738)	(481,059)
Balance at 12/31/2014	—	$—

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
High Yield
Class ADV
12/31/2014	1,172,161	—	628,961	(1,874,101)	(72,979)	12,392,700	—	6,641,564	(19,750,942)	(716,678)
12/31/2013	3,209,006	—	560,198	(1,396,832)	2,372,372	34,211,393	—	5,935,645	(14,741,952)	25,405,086
Class I
12/31/2014	2,807,044	—	352,216	(5,245,531)	(2,086,271)	29,926,386	—	3,718,552	(55,825,467)	(22,180,529)
12/31/2013	3,692,286	—	591,419	(10,023,306)	(5,739,601)	39,257,910	—	6,291,818	(107,999,700)	(62,449,972)
Class S
12/31/2014	6,913,248	—	3,815,061	(17,463,735)	(6,735,426)	73,357,648	—	40,301,990	(183,426,710)	(69,767,072)
12/31/2013	7,700,660	—	3,999,513	(17,895,391)	(6,195,218)	82,019,085	—	42,398,008	(189,448,835)	(65,031,742)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
High Yield (continued)
Class S2
12/31/2014	191,872	—	39,111	(185,512)	45,471	2,035,255	—	413,570	(1,973,197)	475,628
12/31/2013	278,413	—	33,584	(207,445)	104,552	2,956,631	—	356,370	(2,199,177)	1,113,824
Large Cap Growth
Class ADV
12/31/2014	1,684,617	1,202,100	10,389,703	(22,618,737)	(9,342,317)	30,690,772	21,479,691	186,391,263	(416,690,011)	(178,128,285)
12/31/2013	5,768,920	—	1,931,127	(20,125,338)	(12,425,291)	90,737,465	—	31,149,075	(326,300,232)	(204,413,692)
Class I
12/31/2014	10,161,503	12,810,368	6,085,190	(14,375,586)	14,681,475	195,211,587	240,413,785	114,644,972	(275,962,124)	274,308,220
12/31/2013	25,138,754	—	1,023,316	(14,743,321)	11,418,749	427,377,162	—	17,263,340	(250,049,290)	194,591,212
Class S
12/31/2014	1,969,033	61,351,290	5,676,683	(24,694,980)	44,302,026	37,064,769	1,133,752,594	105,302,467	(467,020,664)	809,099,166
12/31/2013	50,791,357	—	1,088,504	(10,343,118)	41,536,743	838,076,399	—	18,112,710	(175,493,995)	680,695,114
Class S2
12/31/2014	513,338	1,488,656	230,934	(659,314)	1,573,614	9,676,795	27,381,212	4,265,356	(12,296,942)	29,026,421
12/31/2013	1,128,809	—	34,429	(723,877)	439,361	18,260,568	—	570,479	(12,120,718)	6,710,329
Large Cap Value
Class ADV
12/31/2014	334,346	4,921,353	86,214	(1,074,838)	4,267,075	4,058,104	59,998,439	1,066,849	(12,936,686)	52,186,706
12/31/2013	847,057	403,515	10,227	(567,688)	693,111	4,633,603	4,284,316	109,738	(1,721,863)	7,305,794
Class I
12/31/2014	8,897,674	446,072	1,850,810	(7,017,574)	4,176,982	108,869,097	5,519,604	23,046,995	(85,514,913)	51,920,783
12/31/2013	23,232,118	9,102,418	699,969	(15,289,627)	17,744,878	157,409,320	97,826,866	7,719,742	(65,920,434)	197,035,494
Class S
12/31/2014	1,322,570	52,374,478	2,256,434	(21,485,671)	34,467,811	15,997,329	641,082,194	27,873,887	(261,060,126)	423,893,284
12/31/2013	49,603,822	46,481,758	264,971	(53,100,477)	43,250,074	32,922,778	494,898,320	2,940,094	(72,785,099)	457,976,093
Class S2
12/31/2014	28,430	45,372	1,381	(10,915)	64,268	336,931	554,882	17,082	(128,938)	779,957
9/9/2013(1)–12/31/2013	279	—	—	—	279	3,000	—	—	—	3,000
Limited Maturity Bond
Class ADV
12/31/2014	617,411	—	15,930	(1,066,941)	(433,600)	6,106,355	—	157,232	(10,554,648)	(4,291,061)
12/31/2013	1,381,822	—	28,743	(849,285)	561,280	13,669,594	—	282,831	(8,402,108)	5,550,317
Class I
12/31/2014	5,908,837	—	123,921	(2,722,122)	3,310,636	59,930,542	—	1,252,835	(27,602,712)	33,580,665
12/31/2013	2,607,632	—	125,513	(14,413,707)	(11,680,562)	26,345,677	—	1,263,916	(146,467,125)	(118,857,532)
Class S
12/31/2014	797,267	—	74,072	(2,069,170)	(1,197,831)	8,146,913	—	754,053	(21,130,589)	(12,229,623)
12/31/2013	876,905	—	110,203	(2,591,155)	(1,604,047)	8,945,279	—	1,116,353	(26,426,651)	(16,365,019)
Multi-Manager Large Cap Core
Class ADV
12/31/2014	34,544	—	8,172	(38,617)	4,099	510,486	—	120,353	(580,045)	50,794
12/31/2013	30,850	—	377	(37,993)	(6,766)	405,792	—	5,490	(503,943)	(92,661)
Class I
12/31/2014	1,942,328	—	1,542,240	(8,139,677)	(4,655,109)	28,684,998	—	22,986,630	(120,811,254)	(69,139,626)
12/31/2013	30,106,056	—	192,904	(11,423,672)	18,875,288	402,457,582	—	2,830,955	(157,793,530)	247,495,007
Class S
12/31/2014	1,137,134	—	315,067	(884,019)	568,182	17,305,635	—	4,695,842	(13,242,979)	8,758,498
12/31/2013	829,363	—	24,856	(1,184,314)	(330,095)	10,766,500	—	365,125	(15,901,081)	(4,769,456)
U.S. Stock Index
Class ADV
12/31/2014	1,385,245	—	960,326	(1,229,402)	1,116,169	19,691,185	—	13,336,548	(17,342,794)	15,684,939
12/31/2013	2,588,177	—	268,798	(1,420,355)	1,436,620	32,396,275	—	3,588,170	(18,271,427)	17,713,018
Class I
12/31/2014	50,399,260	—	36,821,832	(98,739,510)	(11,518,418)	745,972,851	—	525,612,993	(1,430,311,262)	(158,725,418)
12/31/2013	59,870,724	—	12,692,110	(141,771,633)	(69,208,799)	793,037,680	—	174,123,070	(1,867,979,671)	(900,818,921)
Class S
12/31/2014	1,963,343	—	485,005	(1,106,637)	1,341,711	28,283,110	—	6,870,530	(15,918,423)	19,235,217
12/31/2013	1,516,358	—	118,588	(1,324,703)	310,243	19,761,147	—	1,609,585	(17,805,636)	3,565,096
Class S2
12/31/2014	3,039,787	—	1,363,675	(3,038,424)	1,365,038	43,824,767	—	19,140,785	(43,332,823)	19,632,729
12/31/2013	3,997,424	—	400,989	(1,647,114)	2,751,299	51,616,842	—	5,415,867	(21,542,287)	35,490,422

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Clarion Real Estate
Class ADV
12/31/2014	644,748	—	29,108	(383,620)	290,236	19,688,311	—	900,882	(11,678,730)	8,910,463
12/31/2013	707,837	—	27,894	(222,173)	513,558	19,497,267	—	786,614	(5,975,824)	14,308,057
Class I
12/31/2014	1,010,845	—	63,006	(1,293,066)	(219,215)	31,948,209	—	2,032,561	(40,803,309)	(6,822,539)
12/31/2013	986,866	—	62,308	(1,014,332)	34,842	27,547,604	—	1,827,483	(28,823,256)	551,831
Class S
12/31/2014	1,094,827	—	193,094	(2,683,405)	(1,395,484)	34,508,808	—	6,217,614	(84,792,641)	(44,066,219)
12/31/2013	906,483	—	211,462	(3,231,732)	(2,113,787)	25,821,076	—	6,191,597	(91,362,118)	(59,349,445)
Class S2
12/31/2014	79,932	—	10,498	(226,886)	(136,456)	2,492,045	—	336,249	(7,149,195)	(4,320,901)
12/31/2013	153,986	—	11,155	(200,094)	(34,953)	4,257,960	—	324,944	(5,623,948)	(1,041,044)
Franklin Income
Class ADV
12/31/2014	2,859,037	—	252,145	(869,924)	2,241,258	32,576,578	—	2,884,535	(9,785,370)	25,675,743
12/31/2013	2,096,812	—	196,598	(250,915)	2,042,495	22,158,960	—	2,028,896	(2,631,166)	21,556,690
Class I
12/31/2014	2,339,896	—	1,125,590	(5,089,882)	(1,624,396)	27,353,212	—	13,315,733	(59,126,976)	(18,458,031)
12/31/2013	3,272,700	—	1,493,952	(2,342,734)	2,423,918	35,552,688	—	15,880,708	(25,534,520)	25,898,876
Class S
12/31/2014	4,153,527	—	1,876,461	(6,776,472)	(746,484)	48,699,799	—	22,067,182	(78,316,090)	(7,549,109)
12/31/2013	3,239,698	—	2,552,050	(6,022,307)	(230,559)	34,929,750	—	26,975,174	(65,228,433)	(3,323,509)
Class S2
12/31/2014	161,503	—	34,923	(168,656)	27,770	1,881,901	—	409,992	(1,947,875)	344,018
12/31/2013	117,465	—	45,279	(218,140)	(55,396)	1,258,608	—	477,688	(2,347,544)	(611,248)
Franklin Mutual Shares
Class ADV
12/31/2014	176,988	—	7,669	(202,277)	(17,620)	1,964,011	—	87,813	(2,259,404)	(207,580)
12/31/2013	206,073	—	7,762	(91,210)	122,625	1,981,432	—	76,219	(890,017)	1,167,634
Class I
12/31/2014	1,320,366	—	342,896	(4,853,283)	(3,190,021)	14,753,081	—	4,008,454	(55,562,407)	(36,800,872)
12/31/2013	1,708,500	—	377,497	(3,437,206)	(1,351,209)	16,814,358	—	3,778,742	(33,698,238)	(13,105,138)
Class S
12/31/2014	1,109,616	—	182,263	(2,912,037)	(1,620,158)	12,688,343	—	2,127,011	(32,901,572)	(18,086,218)
12/31/2013	729,655	—	220,134	(2,948,365)	(1,998,576)	7,001,899	—	2,199,144	(29,325,371)	(20,124,328)
JPMorgan Small Cap Core Equity
Class ADV
12/31/2014	954,535	—	427,076	(510,978)	870,633	18,705,657	—	8,105,912	(9,836,528)	16,975,041
12/31/2013	1,973,987	—	115,647	(293,240)	1,796,394	34,293,456	—	2,051,571	(5,327,496)	31,017,531
Class I
12/31/2014	1,710,147	—	659,321	(1,196,979)	1,172,489	34,679,061	—	13,021,587	(24,112,503)	23,588,145
12/31/2013	1,345,146	—	198,693	(852,166)	691,673	24,692,714	—	3,648,014	(15,447,712)	12,893,016
Class S
12/31/2014	3,390,993	—	2,005,550	(6,391,187)	(994,644)	68,780,688	—	39,268,673	(127,971,155)	(19,921,794)
12/31/2013	5,961,173	—	677,094	(2,725,355)	3,912,912	107,100,509	—	12,336,652	(49,021,289)	70,415,872
Class S2
12/31/2014	173,263	—	207,029	(522,892)	(142,600)	3,448,375	—	4,020,501	(10,418,936)	(2,950,060)
12/31/2013	288,472	—	77,213	(474,344)	(108,659)	5,214,583	—	1,396,789	(8,581,548)	(1,970,176)
Templeton Global Growth
Class ADV
12/31/2014	—	—	4	—	4	—	—	57	—	57
12/31/2013	—	—	5	—	5	—	—	75	—	75
Class I
12/31/2014	2,012,542	—	267,975	(2,819,418)	(538,901)	31,866,270	—	4,416,230	(45,081,378)	(8,798,878)
12/31/2013	1,262,222	—	384,092	(3,039,819)	(1,393,505)	17,527,821	—	5,361,919	(42,863,983)	(19,974,243)
Class S
12/31/2014	946,363	—	204,908	(3,568,525)	(2,417,254)	15,345,009	—	3,391,229	(57,286,240)	(38,550,002)
12/31/2013	1,626,630	—	312,871	(3,283,754)	(1,344,253)	22,511,670	—	4,389,583	(45,765,781)	(18,864,528)
Class S2
12/31/2014	42,876	—	3,653	(98,114)	(51,585)	696,149	—	60,057	(1,581,978)	(825,772)
12/31/2013	40,106	—	5,863	(48,614)	(2,645)	554,496	—	81,664	(715,140)	(78,980)

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 11 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios’ indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2014:

High Yield

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$7,879,886	$(7,879,886)	$—
Citigroup Global Markets	3,461,353	(3,461,353)	—
Credit Suisse Securities USA	3,779,370	(3,779,370)	—
Deutsche Bank Securities	1,891,871	(1,891,871)	—
Goldman Sachs & Company	215,274	(215,274)	—
HSBC Securities (USA) Inc.	1,796,728	(1,796,728)	—
JPMorgan Securities	492,893	(492,893)	—
JP Morgan Clearing Corp	6,495,283	(6,495,283)	—
Merrill Lynch	199,875	(199,875)	—
NewEdge USA, LLC	180,545	(180,545)	—
RBC Capital Markets, LLC	1,499,870	(1,499,870)	—
Scotia Capital	202,957	(202,957)	—
SG Americas Securities, LLC	75,157	(75,157)	—
UBS Securities, LLC	2,371,147	(2,371,147)	—
Wells Fargo Securities LLC	383,295	(383,295)	—
Total	$30,925,503	$(30,925,503)	$—

(1)	Collateral with a fair value of $31,676,899 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Large Cap Growth

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Prime Brokerage, Inc.	$1,761,570	$(1,761,570)	$—
Total	$1,761,570	$(1,761,570)	$—

(1)	Collateral with a fair value of $1,811,543 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Limited Maturity Bond

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Mizuho Securities USA Inc.	$902,567	$(902,567)	$—
Total	$902,567	$(902,567)	$—

(1)	Collateral with a fair value of $928,352 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

U.S. Stock Index

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$218,126	$(218,126)	$—
Goldman, Sachs & Co.	770,208	(770,208)	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
JP Morgan Clearing Corp	$999,737	$(999,737)	$—
Morgan Stanley & Co. LLC	1,575,959	(1,575,959)	—
National Financial Services LLC	507,311	(507,311)	—
Total	$4,071,342	$(4,071,342)	$—

(1)	Collateral with a fair value of $4,172,455 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Franklin Income

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP PrimeBrokerage	$1,068,923	$(1,068,923)	$—
Barclays Capital Inc.	4,088,004	(4,088,004)	—
Citigroup Global Markets	1,794,511	(1,794,511)	—
Credit Suisse Securities USA	3,078,551	(3,078,551)	—
Deutsche Bank Securities	4,413,954	(4,413,954)	—
Goldman Sachs & Company	2,549,210	(2,549,210)	—
HSBC Bank PLC	1,122,337	(1,122,337)	—
JPMorgan Clearing Corp.	12,276,228	(12,276,228)	—
JPMorgan Securities	2,060,881	(2,060,881)	—
Merrill Lynch	9,416,633	(9,416,633)	—
Mizuho Securities USA Inc.	23,285	(23,285)	—
RBC Capital Markets LLC	1,847,618	(1,847,618)	—
RBS Securities Inc	1,229,195	(1,229,195)	—
UBS Securities, LLC	2,869,082	(2,869,082)	—
Total	$47,838,412	$(47,838,412)	$—

(1)	Collateral with a fair value of $49,026,682 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

JPMorgan Small Cap Core Equity

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,105,238	$(1,105,238)	$—
BMO Capital Markets Corp	18,830	(18,830)	—
BNP Prime Brokerage, Inc.	691,938	(691,938)	—
Citadel Securities LLC	347,681	(347,681)	—
Citigroup Global Markets Inc.	1,089,238	(1,089,238)	—
Credit Suisse Securities USA	814,990	(814,990)	—
Deutsche Bank Securities	4,076,085	(4,076,085)	—
Goldman Sachs & Company	2,620,678	(2,620,678)	—
HSBC Bank PLC	4,183,812	(4,183,812)	—
Janney Montgomery Scott	64,507	(64,507)	—
Merrill Lynch	195,908	(195,908)	—
Morgan Stanley & Co. LLC	1,832,459	(1,832,459)	—
National Financial	1,504,242	(1,504,242)	—
NewEdge USA, LLC	440,243	(440,243)	—
RBC Capital Markets, LLC	34,853	(34,853)	—
RBC Dominion Securities Inc	196,699	(196,699)	—
Scotia Capital	364,346	(364,346)	—
SG Americas Securities, LLC	1,288,733	(1,288,733)	—
UBS Securities LLC.	1,969,138	(1,969,138)	—
Total	$22,839,619	$(22,839,619)	$—

(1)	Collateral with a fair value of $23,446,772 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Templeton Global Growth

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,212,669	$(1,212,669)	$—
Citigroup Global Markets Limited	819,986	(819,986)	—
Credit Suisse Securities (Europe) Limited	1,339,110	(1,339,110)	—
Goldman, Sachs & Co.	192,484	(192,484)	—
Goldman Sachs International	201,090	(201,090)	—
Morgan Stanley & Co. LLC	1,117,181	(1,117,181)	—
Total	$4,882,521	$(4,882,521)	$—

(1)	Collateral with a fair value of $5,138,386 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS (continued)

and its corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

Non-Diversified. Clarion Real Estate is classified as a non-diversified investment company under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Portfolio. The investment of a large percentage of the Portfolio’s assets in the securities of a small number of issuers may cause the Portfolio’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, the Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Concentration. Certain Portfolios concentrate (for purposes of the 1940 Act) their assets in securities related to a particular industry, which means that at least 25% of their assets will be invested in that particular industry at all times. As a result, a Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Foreign Investments and/or Developing and Emerging Markets. There are certain risks in owning foreign (non-U.S.) securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Investment by Funds-of-Funds (Multi-Manager Large Cap Core, U.S. Stock Index, Franklin Mutual Shares and Templeton Global Growth). As an underlying fund (“Underlying Fund”) of a fund-of-fund, shares of a Portfolio may be purchased by other investment companies. In some cases an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the fund-of-fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies it will not purchase securities of other investment companies except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 13 — REORGANIZATIONS

On September 7, 2013, Large Cap Value (“Acquiring Portfolio”) acquired all of the net assets of ING Pioneer Mid Cap Value Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders on August 22, 2013. The purposes of the transaction were to combine two portfolios with comparable investment objectives, policies and management. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the period ended December 31, 2013, are as follows:

Net investment income	$14,355,047
Net realized and unrealized loss on investments	$259,278,818
Net increase in net assets resulting from operations	$273,633,865

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since September 7, 2013. Net assets and unrealized appreciation as of the reorganization date were as follows:

Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Depreciation (000s)	Portfolios’ Conversion Ratio
$597,010	$514,616	$18,413	$14,407	1.2456

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 13 — REORGANIZATIONS (continued)

The net assets of the Acquiring Portfolio after the acquisition were $1,111,625,386.

On July 18, 2014, Large Cap Growth (“Acquiring Portfolio”) acquired all of the net assets of VY® BlackRock Health Sciences Opportunities Portfolio (“Acquired 1 Portfolio”) , VY® BlackRock Large Cap Growth Portfolio (“Acquired 2 Portfolio”) and VY® Marsico Growth Portfolio (“Acquired 3 Portfolio”), collectively, “Acquired Portfolios,” each an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolios on June 19, 2014. The purpose of the transaction was to lower the gross and net expense ratio for shareholders of the Acquired Portfolios. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2014, are as follows:

Net investment income	$20,096,890
Net realized and unrealized gain on investments	$827,601,423
Net increase in net assets resulting from operations	$847,698,313

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since July 18, 2014. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Acquired Portfolios	Total Net Assets of Acquired Portfolios (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Unrealized Appreciation (000s)	Portfolio Conversion Ratio
Acquired 1 Portfolio	$452,371	$5,388,973	$0	$10,684	0.6847
Acquired 2 Portfolio	$407,544	$5,388,973	$0	$34,788	0.6717
Acquired 3 Portfolio	$563,112	$5,388,973	$0	$20,267	1.0239

The net assets of the Acquiring Portfolio after the acquisition were $6,812,000,089.

On July 18, 2014, Large Cap Value (“Acquiring Portfolio”) acquired all of the net assets of VY® MFS Utilities Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolio on June 19, 2014. The purpose of the transaction was to lower the gross and net expense ratios for shareholders of the Acquired Portfolio. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2014, are as follows:

Net investment income	$41,345,535
Net realized and unrealized gain on investments	$179,099,881
Net increase in net assets resulting from operations	$220,445,416

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since July 18, 2014. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Appreciation (000s)	Portfolios’ Conversion Ratio
$707,155	$1,192,365	$0	$5,785	1.1576

The net assets of the Acquiring Portfolio after the acquisition were $1,899,520,075.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2014:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
High Yield	$—	$2,908,268	$(2,908,268)
Large Cap Growth	—	25,030	(25,030)
Large Cap Value	(53,360)	(710,139)	763,499
Limited Maturity Bond	—	172,085	(172,085)
Multi-Manager Large Cap Core	—	(77,537)	77,537
U.S. Stock Index	—	(1,326,028)	1,326,028
Clarion Real Estate	—	364	(364)
Franklin Income	—	56,523	(56,523)
Franklin Mutual Shares	—	(3,495,422)	3,495,422
JPMorgan Small Cap Core Equity	—	37,388	(37,388)
Templeton Global Growth	—	(60,309)	60,309

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
High Yield	$51,211,434	$—	$54,996,189	$—
Large Cap Growth	168,923,673	241,680,385	20,737,705	46,357,899
Large Cap Value	31,034,421	20,970,477	10,769,581	—
Limited Maturity Bond	2,164,120	—	2,663,100	—
Multi-Manager Large Cap Core	9,594,813	18,208,012	3,201,570	—
U.S. Stock Index	91,444,238	473,516,618	89,643,334	95,093,358
Clarion Real Estate	9,487,306	—	9,130,638	—
Franklin Income	38,677,442	—	45,362,466	—
Franklin Mutual Shares	6,223,278	—	6,054,105	—
JPMorgan Small Cap Core Equity	15,078,549	49,338,124	4,733,369	14,699,657
Templeton Global Growth	7,867,573	—	9,833,241	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2014 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
High Yield	$9,457,851	$—	$(16,050,288)	$(18,671,568)	Short-term	2017
Large Cap Growth	38,658,088	627,558,184	1,229,855,190	—	—	—
Large Cap Value	20,757,810	66,339,268	153,315,686	(17,849,107)*	Short-term	2017
Limited Maturity Bond	2,983,656	—	(489,010)	(5,567,325)	Short-term	2017
Multi-Manager Large Cap Core	9,157,224	14,474,477	52,888,477	—	—	—
U.S. Stock Index	18,465,051	390,370,623	1,622,896,822	—	—	—
Clarion Real Estate	9,673,336	—	147,421,067	(130,142,752)	Short-term	2017
Franklin Income	40,798,553	—	68,671,233	(5,168,239)	Short-term	2016
	—	—	—	(41,925,368)	Short-term	2017
				$(47,093,607)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
Franklin Mutual Shares	$21,828,163	$—	$101,349,152	$(9,706,047)	Short-term	2017
JPMorgan Small Cap Core Equity	12,185,863	81,192,251	170,776,949	—	—	—
Templeton Global Growth	14,476,111	14,927,838	75,167,296	—	—	—

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

As of December 31, 2014, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 15 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and is required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and Sub-Adviser provide services to the Portfolios. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. In addition, in 2013, shareholders of each Portfolio approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements. At that meeting, the Investment Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Portfolios will not be asked to vote again on these new agreements with the Investment Adviser and affiliated sub-adviser.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 16 — SUBSEQUENT EVENTS

Subsequent to December 31, 2014, the following Portfolio paid dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
High Yield
Class ADV	$0.0483	February 2, 2015	Daily
Class I	$0.0535	February 2, 2015	Daily
Class S	$0.0513	February 2, 2015	Daily
Class S2	$0.0501	February 2, 2015	Daily

On November 20, 2014, the Board approved a new side letter agreement with respect to Franklin Mutual Shares. Effective January 1, 2015, the new side letter agreement, through May 1, 2016, is 1.30%, 0.70%, and 0.95% for Class ADV, Class I and Class S, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

Subsequent to the period end, the Board approved amendments to the Portfolios’ Valuation Procedures which changed the valuation methodology for investments in securities of sufficient credit quality, maturing in 60 days or less from amortized cost to a price provided by an independent pricing service.

Effective January 30, 2015, Clarion Real Estate will be a diversified series of the Trust.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

VOYA HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 94.1%
		Basic Materials: 6.2%
2,530,000	#	Cascades, Inc., 5.500%, 07/15/22	$2,526,837	0.3
1,580,000	#	Constellium NV, 5.750%, 05/15/24	1,382,500	0.2
625,000	#	Eco Services Operations LLC/Eco Finance Corp., 8.500%, 11/01/22	637,500	0.1
3,045,000	#	Evraz, Inc. NA Canada, 7.500%, 11/15/19	2,953,650	0.4
2,000,000	#,L	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	1,672,500	0.2
1,000,000	#,L	FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19	913,750	0.1
1,220,000	#	Huntsman International LLC, 5.125%, 11/15/22	1,204,750	0.2
2,000,000	#	INEOS Finance PLC, 7.500%, 05/01/20	2,107,500	0.3
1,000,000	#,L	INEOS Group Holdings SA, 5.875%, 02/15/19	950,000	0.1
4,000,000		Momentive Performance Materials, Inc., 3.880%, 10/24/21	3,410,000	0.4
3,000,000		Novelis, Inc./GA, 8.750%, 12/15/20	3,195,000	0.4
3,000,000	#,L	Perstorp Holding AB, 8.750%, 05/15/17	2,955,000	0.4
1,295,000	#	PQ Corp., 8.750%, 05/01/18	1,345,181	0.2
3,000,000	#	Prince Mineral Holding Corp., 12.500%, 12/15/19	3,075,000	0.4
500,000	#	Rain CII Carbon, LLC/CII Carbon Corp., 8.000%, 12/01/18	507,500	0.1
1,000,000	#	Rain CII Carbon, LLC/CII Carbon Corp., 8.250%, 01/15/21	1,027,500	0.1
1,575,000	#	Steel Dynamics, Inc., 5.125%, 10/01/21	1,604,531	0.2
1,575,000	#	Steel Dynamics, Inc., 5.500%, 10/01/24	1,618,313	0.2
2,610,000	#	US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV, 7.375%, 05/01/21	2,779,650	0.4
945,000	#	WR Grace & Co-Conn, 5.125%, 10/01/21	970,988	0.1
945,000	#	WR Grace & Co-Conn, 5.625%, 10/01/24	988,706	0.1
14,210,000		Other Securities(a)	10,101,575	1.3
			47,927,931	6.2

		Communications: 18.2%
2,000,000	#	Altice Financing SA, 6.500%, 01/15/22	1,960,000	0.2
2,000,000	#,L	Altice Finco SA, 8.125%, 01/15/24	1,960,000	0.3
3,360,000	#	Altice SA, 7.750%, 05/15/22	3,374,700	0.4

CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
3,058,000	#	CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., 5.625%, 02/15/24	$3,080,935	0.4
4,000,000		CCO Holdings LLC/CCO Holdings Capital Corp., 5.250%–8.125%, 10/30/17–09/30/22	4,114,625	0.5
3,000,000		CenturyLink, Inc., 5.625%, 04/01/20	3,123,750	0.4
3,000,000	#	Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.125%, 12/15/21	2,925,000	0.4
750,000	#	Cequel Communications Holdings I, LLC/Cequel Capital Corp., 6.375%, 09/15/20	780,000	0.1
3,000,000		Cincinnati Bell, Inc., 8.375%, 10/15/20	3,165,000	0.4
4,250,000		Clear Channel Worldwide Holdings, Inc., 6.500%–7.625%, 03/15/20–11/15/22	4,431,250	0.6
1,000,000	#	CommScope, Inc., 5.500%, 06/15/24	990,000	0.1
2,000,000		CSC Holdings, LLC, 7.625%, 07/15/18	2,255,000	0.3
1,350,000	#	CSC Holdings, LLC, 5.250%, 06/01/24	1,360,125	0.2
305,000	#	DISH DBS Corp., 5.875%, 11/15/24	307,287	0.0
6,100,000		DISH DBS Corp., 5.000%–7.875%, 09/01/19–03/15/23	6,229,625	0.8
3,400,000	#	Gannett Co., Inc., 5.500%, 09/15/24	3,417,000	0.4
3,000,000		Gray Television, Inc., 7.500%, 10/01/20	3,105,000	0.4
1,900,000	#	Harron Communications L.P./Harron Finance Corp., 9.125%, 04/01/20	2,080,500	0.3
3,500,000		Intelsat Luxembourg SA, 7.750%–8.125%, 06/01/21–06/01/23	3,559,375	0.5
1,220,000	#	Media General Financing Sub, Inc., 5.875%, 11/15/22	1,210,850	0.2
3,725,000		Mediacom Broadband LLC/Mediacom Broadband Corp., 6.375%, 04/01/23	3,836,750	0.5
3,000,000	#	Netflix, Inc., 5.750%, 03/01/24	3,135,000	0.4
3,000,000		Nexstar Broadcasting, Inc., 6.875%, 11/15/20	3,127,500	0.4
925,000	#	Nielsen Finance LLC/Nielsen Finance Co., 5.000%, 04/15/22	934,250	0.1

See Accompanying Notes to Financial Statements

VOYA HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
3,000,000	#	Numericable Group SA, 6.000%, 05/15/22	$3,020,250	0.4
2,015,000	#	Numericable Group SA, 6.250%, 05/15/24	2,032,631	0.3
500,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	545,000	0.1
1,970,000	#	SBA Communications Corp., 4.875%, 07/15/22	1,901,050	0.2
4,350,000		Sinclair Television Group, Inc., 6.125%, 10/01/22	4,447,875	0.6
2,500,000	#,L	Sirius XM Radio, Inc., 5.750%, 08/01/21	2,568,750	0.3
1,340,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	1,376,850	0.2
3,750,000		Sprint Corp., 7.125%–7.875%, 09/15/21–06/15/24	3,608,375	0.5
4,500,000		Sprint Capital Corp., 6.900%, 05/01/19	4,612,500	0.6
5,000,000		Sprint Nextel Corp., 6.000%, 11/15/22	4,618,750	0.6
2,000,000		Sprint Nextel Corp., 8.750%, 03/15/32	1,945,000	0.3
6,450,000		T-Mobile USA, Inc., 6.250%–6.836%, 04/01/21–04/28/23	6,651,563	0.9
4,500,000	#	Univision Communications, Inc., 7.875%, 11/01/20	4,815,000	0.6
3,140,000	#	West Corp., 5.375%, 07/15/22	3,014,400	0.4
2,600,000	#	Wind Acquisition Finance SA, 4.750%, 07/15/20	2,437,500	0.3
2,690,000	#	Wind Acquisition Finance SA, 7.375%, 04/23/21	2,545,547	0.3
24,560,000		Other Securities	25,335,043	3.3
			139,939,606	18.2

		Consumer, Cyclical: 15.0%
3,500,000	L	AMC Entertainment, Inc., 5.875%, 02/15/22	3,570,000	0.5
1,205,000	#	Asbury Automotive Group, Inc., 6.000%, 12/15/24	1,229,100	0.2
2,930,000	#	Ashton Woods USA LLC, 6.875%, 02/15/21	2,798,150	0.4
3,000,000	#	Building Materials Holding Corp., 9.000%, 09/15/18	3,165,000	0.4
4,580,000	#	Caesars Entertainment Resort Properties LLC, 8.000%, 10/01/20	4,511,300	0.6
1,235,000	#,L	Caesars Entertainment Resort Properties LLC, 11.000%, 10/01/21	1,130,025	0.1
3,500,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	3,675,000	0.5
2,320,000	#	CDR DB Sub, Inc., 7.750%, 10/15/20	1,995,200	0.3

CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
2,635,000	#	Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.375%, 06/01/24	$2,625,119	0.3
2,685,000	#	Century Communities, Inc., 6.875%, 05/15/22	2,698,425	0.3
2,000,000		Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	2,225,000	0.3
2,000,000		Chrysler Group, LLC/CG Co-Issuer, Inc., 8.000%, 06/15/19	2,112,500	0.3
600,000	#	HD Supply, Inc., 5.250%, 12/15/21	612,000	0.1
3,560,000	#	Hot Topic, Inc., 9.250%, 06/15/21	3,827,000	0.5
1,500,000	#	Jaguar Land Rover PLC, 5.625%, 02/01/23	1,584,375	0.2
1,000,000	#	Jaguar Land Rover PLC, 8.125%, 05/15/21	1,100,000	0.1
2,000,000	#,L	K Hovnanian Enterprises, Inc., 7.000%, 01/15/19	1,916,250	0.2
2,000,000	#	MCE Finance Ltd., 5.000%, 02/15/21	1,880,000	0.2
3,535,000		Meritage Homes Corp., 7.000%–7.150%, 04/15/20–04/01/22	3,777,525	0.5
3,335,000	L	Meritor, Inc., 6.250%, 02/15/24	3,401,700	0.4
7,000,000		MGM Resorts International, 6.625%–10.000%, 11/01/16–12/15/21	7,588,750	1.0
665,000	#	Michaels Stores, Inc., 5.875%, 12/15/20	674,975	0.1
625,000	#	MPG Holdco I, Inc., 7.375%, 10/15/22	646,875	0.1
1,200,000	#	NCL Corp. Ltd., 5.250%, 11/15/19	1,215,000	0.2
2,600,000	#,&	Neiman Marcus Group LLC/The, 8.750%, 10/15/21	2,769,000	0.4
1,500,000	#	Schaeffler Finance BV, 4.750%, 05/15/21	1,507,500	0.2
1,900,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	1,990,250	0.2
250,000	#,&	Schaeffler Holding Finance BV, 6.750%, 11/15/22	262,500	0.0
1,000,000	L	Scientific Games International, Inc., 6.250%, 09/01/20	705,000	0.1
1,210,000	#	Scientific Games International, Inc., 7.000%, 01/01/22	1,231,175	0.2
1,815,000	#	Scientific Games International, Inc., 10.000%, 12/01/22	1,672,069	0.2
4,000,000		Sonic Automotive, Inc., 5.000%, 05/15/23	3,900,000	0.5

See Accompanying Notes to Financial Statements

VOYA HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
3,590,000		Springs Industries, Inc., 6.250%, 06/01/21	$3,590,000	0.5
1,250,000	#	Studio City Finance Ltd., 8.500%, 12/01/20	1,318,750	0.2
3,000,000		US Airways Group, Inc., 6.125%, 06/01/18	3,135,000	0.4
4,220,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	4,589,250	0.6
505,000	#	WMG Acquisition Corp., 5.625%, 04/15/22	491,112	0.1
2,540,000	#	WMG Acquisition Corp., 6.750%, 04/15/22	2,324,100	0.3
25,709,666		Other Securities(a)	25,696,043	3.3
			115,141,018	15.0

		Consumer, Non-cyclical: 20.1%
3,490,000		Acadia Healthcare Co., Inc., 5.125%, 07/01/22	3,455,100	0.5
2,616,000	#	Albea Beauty Holdings SA, 8.375%, 11/01/19	2,759,880	0.4
3,200,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	3,168,000	0.4
1,225,000		Amsurg Corp., 5.625%, 11/30/20	1,258,687	0.2
3,195,000	#	Amsurg Corp., 5.625%, 07/15/22	3,290,850	0.4
1,890,000	#	Anna Merger Sub, Inc., 7.750%, 10/01/22	1,918,350	0.3
1,000,000	#	Ashtead Capital, Inc., 6.500%, 07/15/22	1,067,500	0.1
5,000,000		Biomet, Inc., 6.500%, 10/01/20	5,287,500	0.7
2,500,000	#	Brand Energy & Infrastructure Services, Inc., 8.500%, 12/01/21	2,262,500	0.3
1,210,000	#	Bumble Bee Acquisition Corp., 9.000%, 12/15/17	1,272,315	0.2
2,570,000	#	C&S Group Enterprises LLC, 5.375%, 07/15/22	2,557,150	0.3
3,390,000	#,&	Capsugel SA, 7.000%, 05/15/19	3,430,256	0.4
1,290,000	#	Ceridian HCM Holding, Inc., 11.000%, 03/15/21	1,415,981	0.2
1,790,000	#	Cott Beverages, Inc., 6.750%, 01/01/20	1,794,475	0.2
3,660,000		DaVita HealthCare Partners, Inc., 5.125%–6.625%, 11/01/20–07/15/24	3,802,562	0.5
3,180,000	#	Diamond Foods, Inc., 7.000%, 03/15/19	3,267,450	0.4
2,880,000	#	Envision Healthcare Corp., 5.125%, 07/01/22	2,865,600	0.4
3,390,000	#	Grifols Worldwide Operations Ltd., 5.250%, 04/01/22	3,475,428	0.5

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
3,500,000		HCA, Inc., 7.500%, 02/15/22	$4,007,500	0.5
3,500,000		HCA Holdings, Inc., 6.250%–7.750%, 02/15/21–05/15/21	3,741,875	0.5
4,000,000		HCA, Inc., 5.875%–8.000%, 10/01/18–05/01/23	4,407,500	0.6
3,500,000		Immucor, Inc., 11.125%, 08/15/19	3,797,500	0.5
635,000	#,&	Jaguar Holding Co. I, 9.375%, 10/15/17	650,557	0.1
1,000,000	#	Jaguar Holding Co., 9.500%, 12/01/19	1,076,250	0.1
2,250,000	#	JBS USA LLC/JBS USA Finance, Inc., 5.875%, 07/15/24	2,216,250	0.3
2,540,000	#	Live Nation Entertainment, Inc., 5.375%, 06/15/22	2,552,700	0.3
2,400,000	#	Logo Merger Sub Corp., 8.375%, 10/15/20	2,418,000	0.3
3,050,000	#	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/22	2,973,750	0.4
3,120,000	#	MPH Acquisition Holdings LLC, 6.625%, 04/01/22	3,198,000	0.4
3,025,000	#	Multi-Color Corp., 6.125%, 12/01/22	3,032,563	0.4
1,170,000	#	Mustang Merger Corp., 8.500%, 08/15/21	1,117,350	0.1
3,365,000	#	Quad/Graphics, Inc., 7.000%, 05/01/22	3,196,750	0.4
7,000,000		Reynolds Group Issuer, Inc., 5.750%–9.875%, 05/15/18–02/15/21	7,285,000	0.9
1,000,000	L	RR Donnelley & Sons Co., 6.000%, 04/01/24	990,000	0.2
3,000,000	L	RR Donnelley & Sons Co., 7.000%, 02/15/22	3,232,500	0.4
3,000,000	#	Safway Group Holding LLC/Safway Finance Corp., 7.000%, 05/15/18	2,865,000	0.4
3,000,000	#	Salix Pharmaceuticals Ltd, 6.000%, 01/15/21	3,067,500	0.4
2,000,000	#	STHI Holding Corp., 8.000%, 03/15/18	2,092,500	0.3
2,323,000	#	Teleflex, Inc., 5.250%, 06/15/24	2,328,808	0.3
4,525,000		Tenet Healthcare Corp., 6.000%–8.125%, 02/01/20–04/01/22	4,843,654	0.6
3,550,000		United Rentals North America, Inc., 6.125%–7.625%, 05/15/20–06/15/23	3,891,500	0.5
3,050,000	#	Universal Health Services, Inc., 4.750%, 08/01/22	3,053,813	0.4

See Accompanying Notes to Financial Statements

VOYA HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
1,500,000	#	Valeant Pharmaceuticals International, 5.625%, 12/01/21	$1,515,000	0.2
1,090,000	#	Valeant Pharmaceuticals International, 6.875%, 12/01/18	1,128,423	0.1
3,000,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	3,180,000	0.4
500,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	535,000	0.1
1,000,000	#	VPI Escrow Corp., 6.375%, 10/15/20	1,048,750	0.1
3,000,000		WellCare Health Plans, Inc., 5.750%, 11/15/20	3,112,500	0.4
23,555,000		Other Securities(a)	24,086,031	3.1
			154,992,108	20.1

		Diversified: 0.5%
1,285,000	#,&	Carlson Travel Holdings, Inc., 7.500%, 08/15/19	1,297,850	0.2
1,250,000	#	Nielsen Co. Luxembourg SARL/The, 5.500%, 10/01/21	1,281,250	0.2
1,000,000		Other Securities	850,000	0.1
			3,429,100	0.5

		Energy: 11.5%
1,575,000	#,L	American Energy — Woodford LLC/AEW Finance Corp., 9.000%, 09/15/22	1,023,750	0.1
610,000	#	Antero Resources Corp., 5.125%, 12/01/22	577,975	0.1
250,000	#,L	Arch Coal, Inc., 8.000%, 01/15/19	140,000	0.0
3,030,000	#	Blue Racer Midstream LLC /Blue Racer Finance Corp., 6.125%, 11/15/22	2,931,525	0.4
2,710,000	#	Calumet Specialty Products Partners L.P./Calumet Finance Corp., 6.500%, 04/15/21	2,432,225	0.3
3,500,000		Chesapeake Energy Corp., 5.750%–7.250%, 12/15/18–03/15/23	3,687,500	0.5
3,000,000	#	CrownRock L.P./CrownRock Finance, Inc., 7.125%, 04/15/21	2,827,500	0.4
3,250,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 5.000%, 12/01/24	2,864,062	0.4
2,500,000	#,L	Legacy Reserves L.P./Legacy Reserves Finance Corp., 6.625%, 12/01/21	2,062,500	0.3
2,365,000	#	Lonestar Resources America, Inc., 8.750%, 04/15/19	1,785,575	0.2

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
2,500,000	#	Memorial Production Partners L.P./Memorial Production Finance Corp., 6.875%, 08/01/22	$1,912,500	0.3
1,950,000	#	Memorial Resource Development Corp., 5.875%, 07/01/22	1,769,625	0.2
3,260,000		Murphy Oil USA, Inc., 6.000%, 08/15/23	3,423,000	0.4
1,000,000	#	Murray Energy Corp., 8.625%, 06/15/21	960,000	0.1
640,000	#,L	Paragon Offshore PLC, 6.750%, 07/15/22	395,200	0.1
1,280,000	#,L	Paragon Offshore PLC, 7.250%, 08/15/24	777,600	0.1
3,350,000	#	Parsley Energy LLC/Parsley Finance Corp., 7.500%, 02/15/22	3,190,875	0.4
2,445,000	#	PetroBakken Energy Ltd., 8.625%, 02/01/20	1,723,725	0.2
3,000,000	#	RKI Exploration & Production LLC/RKI Finance Corp., 8.500%, 08/01/21	2,437,500	0.3
3,050,000	#	Rockies Express Pipeline, LLC, 5.625%, 04/15/20	3,011,875	0.4
3,026,000		Sanchez Energy Corp., 7.750%, 06/15/21	2,829,310	0.4
1,310,000	#	Sanchez Energy Corp., 6.125%, 01/15/23	1,103,675	0.1
3,400,000		Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.500%, 08/15/22	3,247,000	0.4
1,480,000	#	SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	1,544,750	0.2
3,455,000	#	Talos Production LLC, 9.750%, 02/15/18	3,161,325	0.4
50,000	#	Tesoro Logistics L.P./Tesoro Logistics Finance Corp., 5.500%, 10/15/19	49,750	0.0
50,000	#	Tesoro Logistics L.P./Tesoro Logistics Finance Corp., 6.250%, 10/15/22	50,125	0.0
1,280,000	#	Triangle USA Petroleum Corp., 6.750%, 07/15/22	851,200	0.1
48,274,000		Other Securities(a),(b)	35,848,539	4.7
			88,620,186	11.5

		Financial: 6.1%
3,565,000	#	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.500%, 05/15/21	3,614,019	0.5
8,000,000	Z	Ally Financial, Inc., 3.500%–8.000%, 07/18/16–11/01/31	9,132,500	1.2

See Accompanying Notes to Financial Statements

VOYA HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
3,150,000		CBRE Services, Inc., 5.250%, 03/15/25	$3,220,875	0.4
1,000,000	#	CIT Group, Inc., 5.500%, 02/15/19	1,058,125	0.2
5,500,000		CIT Group, Inc., 4.250%–5.000%, 08/15/17–08/15/22	5,650,000	0.7
4,000,000		Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.875%–6.000%, 03/15/19–08/01/20	4,070,400	0.5
2,250,000	#	International Lease Finance Corp., 7.125%, 09/01/18	2,525,625	0.3
2,500,000		International Lease Finance Corp., 8.250%–8.625%, 09/15/15–12/15/20	2,775,000	0.4
499,200	#,±	Lehman Brothers Holdings, Inc., 8.160%, 05/30/09	38,782	0.0
2,685,000	#	Rayonier AM Products, Inc., 5.500%, 06/01/24	2,218,481	0.3
1,210,000	#	Realogy Group LLC/Realogy Co-Issuer Corp., 5.250%, 12/01/21	1,181,262	0.2
250,000	#,&	Sophia Holding Finance L.P./Sophia Holding Finance, Inc., 9.625%, 12/01/18	252,188	0.0
10,880,000		Other Securities	10,879,506	1.4
			46,616,763	6.1

		Industrial: 9.2%
3,630,000		ADS Waste Holdings, Inc., 8.250%, 10/01/20	3,648,150	0.5
630,000	#	AECOM Technology Corp., 5.750%, 10/15/22	645,750	0.1
630,000	#	AECOM Technology Corp., 5.875%, 10/15/24	645,750	0.1
2,640,923	#,&,L	Ardagh Finance Holdings SA, 8.625%, 06/15/19	2,614,514	0.3
441,176	#	Ardagh Packaging Finance PLC, 7.000%, 11/15/20	447,794	0.1
3,520,000	#	BC Mountain LLC/BC Mountain Finance, Inc., 7.000%, 02/01/21	3,027,200	0.4
2,000,000	#	Building Materials Corp. of America, 6.750%, 05/01/21	2,120,000	0.3
1,500,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	1,586,250	0.2
4,000,000	#	Consolidated Container Co., LLC/Consolidated Container Capital, Inc., 10.125%, 07/15/20	3,740,000	0.5

CORPORATE BONDS/NOTES: (continued)
		Industrial: (continued)
2,680,000	#	CTP Transportation Products LLC/CTP Finance, Inc., 8.250%, 12/15/19	$2,840,800	0.4
2,500,000	#	Dematic SA/DH Services Luxembourg Sarl, 7.750%, 12/15/20	2,631,250	0.3
3,000,000	#,L	Gardner Denver, Inc., 6.875%, 08/15/21	2,895,000	0.4
3,280,000	#	Gates Global LLC/Gates Global Co., 6.000%, 07/15/22	3,157,656	0.4
3,000,000		Headwaters, Inc., 7.625%, 04/01/19	3,142,500	0.4
1,605,000	#	KLX, Inc., 5.875%, 12/01/22	1,625,062	0.2
2,500,000	#	Masonite International Corp., 8.250%, 04/15/21	2,681,250	0.3
2,880,000	#	PaperWorks Industries, Inc., 9.500%, 08/15/19	2,890,800	0.4
2,900,000	#	Plastipak Holdings, Inc., 6.500%, 10/01/21	2,914,500	0.4
2,675,000	#	Sanmina Corp., 4.375%, 06/01/19	2,661,625	0.3
500,000	#	Sealed Air Corp., 6.500%, 12/01/20	550,000	0.1
2,000,000	#	Sealed Air Corp., 8.375%, 09/15/21	2,245,000	0.3
2,830,000	#	Syncreon Group BV/Syncreon Global Finance US, Inc., 8.625%, 11/01/21	2,674,350	0.3
3,000,000	#	Unifrax I LLC/Unifrax Holding Co., 7.500%, 02/15/19	2,970,000	0.4
3,015,000	#	Waterjet Holdings, Inc., 7.625%, 02/01/20	3,112,988	0.4
2,500,000	#	Wise Metals Group LLC, 8.750%, 12/15/18	2,637,500	0.3
675,000	#	Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp., 9.750%, 06/15/19	719,719	0.1
9,316,000		Other Securities(a)	9,664,610	1.3
			70,490,018	9.2

		Materials: 0.1%
1,000,000		Other Securities	1,057,500	0.1

		Technology: 5.2%
550,000	#	Activision Blizzard, Inc., 5.625%, 09/15/21	578,875	0.1
2,520,000	#	Activision Blizzard, Inc., 6.125%, 09/15/23	2,721,600	0.3
1,565,000	#	Audatex North America, Inc., 6.000%, 06/15/21	1,619,775	0.2
1,210,000	#	Audatex North America, Inc., 6.125%, 11/01/23	1,255,375	0.2

See Accompanying Notes to Financial Statements

VOYA HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Technology: (continued)
2,710,000	#	BCP Singapore VI Cayman Financing Co. Ltd., 8.000%, 04/15/21	$2,730,325	0.4
3,000,000	#	BMC Software Finance, Inc., 8.125%, 07/15/21	2,835,000	0.4
1,850,000	#,&	Boxer Parent Co., Inc., 9.000%, 10/15/19	1,581,750	0.2
3,750,000		Emdeon, Inc., 11.000%, 12/31/19	4,092,188	0.5
2,586,000	#	Entegris, Inc., 6.000%, 04/01/22	2,631,255	0.3
640,000	#	First Data Corp., 6.750%, 11/01/20	684,800	0.1
1,750,000	#	First Data Corp., 8.250%, 01/15/21	1,881,250	0.3
3,452,000		First Data Corp., 10.625%–11.750%, 06/15/21–08/15/21	3,949,330	0.5
1,500,000	#	IMS Health, Inc., 6.000%, 11/01/20	1,548,750	0.2
2,360,000	#,&,L	Infor Software Parent LLC /Infor Software Parent, Inc., 7.125%, 05/01/21	2,324,600	0.3
910,000	#	MSCI, Inc., 5.250%, 11/15/24	944,125	0.1
310,000	#	Sensata Technologies BV, 5.625%, 11/01/24	322,206	0.0
1,500,000	#	Sophia L.P./Sophia Finance, Inc., 9.750%, 01/15/19	1,606,875	0.2
6,785,000		Other Securities	6,828,550	0.9
			40,136,629	5.2

		Utilities: 2.0%
666,000	#	Calpine Corp., 7.875%, 01/15/23	737,595	0.1
500,000	#	Ipalco Enterprises, Inc., 7.250%, 04/01/16	530,000	0.1
3,000,000	#	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/23	3,030,000	0.4
5,250,000		NRG Energy, Inc., 6.250%–8.250%, 01/15/18–07/15/22	5,584,375	0.7
5,414,000		Other Securities	5,736,101	0.7
			15,618,071	2.0

		Total Corporate Bonds/Notes
		(Cost $739,809,823)	723,968,930	94.1

SHORT-TERM INVESTMENTS: 4.1%
		Securities Lending Collateralcc: 4.1%
7,511,415		Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $7,511,452, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $7,661,643, due 01/01/15–09/01/49)	$7,511,415	1.0
50,160		Citigroup, Inc., Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $50,160, collateralized by various U.S. Government and U.S. Government Agency Obligations, 1.375%–8.000%, Market Value plus accrued interest $51,163, due 12/15/17–07/15/51)	50,160	0.0
1,581,079		Daiwa Capital Markets, Repurchase Agreement dated 12/31/14, 0.12%, due 01/02/15 (Repurchase Amount $1,581,089, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,612,701, due 06/01/17–03/01/48)	1,581,079	0.2
7,511,415		Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $7,511,448, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–8.875%, Market Value plus accrued interest $7,661,643, due 01/07/15–10/20/64)	7,511,415	1.0

See Accompanying Notes to Financial Statements

VOYA HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.1%
	Securities Lending Collateralcc: (continued)
7,511,415	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $7,511,452, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.375%–7.250%, Market Value plus accrued interest $7,661,644, due 11/15/15–07/15/56)	7,511,415	1.0
7,511,415	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $7,511,477, collateralized by various U.S. Government Securities, 0.125%–2.500%, Market Value plus accrued interest $7,662,396, due 04/15/16–02/15/42)	7,511,415	0.9
		31,676,899	4.1

	Total Short-Term Investments
	(Cost $31,676,899)	31,676,899	4.1

	Total Investments in Securities (Cost $771,486,722)	$755,645,829	98.2
	Assets in Excess of Other Liabilities	14,042,635	1.8
	Net Assets	$769,688,464	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

&	Payment-in-kind

cc	Represents securities purchased with cash collateral received for securities on loan.

L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

±	Defaulted security

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

(a)	This grouping contains securities on loan.

(b)	The grouping contains securities in default.

Cost for federal income tax purposes is $771,696,117.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$14,619,632
Gross Unrealized Depreciation	(30,669,920)
Net Unrealized Depreciation	$(16,050,288)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$723,968,930	$—	$723,968,930
Short-Term Investments	—	31,676,899	—	31,676,899
Total Investments, at fair value	$—	$755,645,829	$—	$755,645,829

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

VOYA HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Swaps	Total
Credit contracts	$—	$1,384,525	$1,384,525
Foreign exchange contracts	80,444	—	80,444
Total	$80,444	$1,384,525	$1,464,969

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Swaps	Total
Credit contracts	$—	$(1,462,626)	$(1,462,626)
Foreign exchange contracts	95,221	—	95,221
Total	$95,221	$(1,462,626)	$(1,367,405)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

VOYA LARGE CAP GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.4%
		Consumer Discretionary: 19.5%
521,987	@	Amazon.com, Inc.	$161,998,665	2.4
123,474	@	Chipotle Mexican Grill, Inc.	84,519,188	1.3
2,904,614		Comcast Corp. — Class A	168,496,658	2.5
994,203	@	Dish Network Corp. — Class A	72,467,457	1.1
3,334,976	@	Hilton Worldwide Holdings, Inc.	87,009,524	1.3
2,082,681		Home Depot, Inc.	218,619,025	3.3
1,062,520		Macy’s, Inc.	69,860,690	1.0
1,037,704		Nike, Inc.	99,775,240	1.5
1,164,023		Starbucks Corp.	95,508,087	1.4
742,844	@	Ulta Salon Cosmetics & Fragrance, Inc.	94,965,177	1.4
1,673,081		Walt Disney Co.	157,587,499	2.3
			1,310,807,210	19.5

		Consumer Staples: 8.7%
982,180		Costco Wholesale Corp.	139,224,015	2.1
1,358,481		CVS Caremark Corp.	130,835,305	1.9
699,103	@	Monster Beverage Corp.	75,747,810	1.1
2,012,665		PepsiCo, Inc.	190,317,602	2.8
509,305		Other Securities	51,205,525	0.8
			587,330,257	8.7

		Energy: 3.7%
1,226,405		Anadarko Petroleum Corp.	101,178,412	1.5
1,346,753	@	Cameron International Corp.	67,270,312	1.0
887,990		Other Securities	83,374,740	1.2
			251,823,464	3.7

		Financials: 5.4%
803,930		Ameriprise Financial, Inc.	106,319,742	1.6
330,792		Blackrock, Inc.	118,277,988	1.8
975,954		Prudential Financial, Inc.	88,284,799	1.3
231,922		Other Securities	50,858,175	0.7
			363,740,704	5.4

		Health Care: 16.4%
2,265,708		AbbVie, Inc.	148,267,931	2.2
444,686	@	Actavis PLC	114,466,623	1.7
488,352	@	Alexion Pharmaceuticals, Inc.	90,359,771	1.4
623,698		Allergan, Inc.	132,591,958	2.0
524,555		Amgen, Inc.	83,556,366	1.2
1,482,931		Bristol-Myers Squibb Co.	87,537,417	1.3
870,945	@	Celgene Corp.	97,423,908	1.5
1,298,430	@	Gilead Sciences, Inc.	122,390,012	1.8
712,290		McKesson Corp.	147,857,158	2.2
1,163,715		St. Jude Medical, Inc.	75,676,386	1.1
			1,100,127,530	16.4

		Industrials: 12.3%
1,525,493		Ametek, Inc.	80,286,697	1.2
1,065,380		Danaher Corp.	91,313,720	1.4
2,137,972		Delta Airlines, Inc.	105,166,843	1.6

COMMON STOCK: (continued)
		Industrials: (continued)
1,315,330		Ingersoll-Rand PLC — Class A	$83,378,769	1.2
581,264		Roper Industries, Inc.	90,880,626	1.3
1,591,142		Textron, Inc.	67,002,990	1.0
1,931,949		Tyco International Plc	84,735,283	1.3
1,213,118		Union Pacific Corp.	144,518,747	2.1
1,141,252		Other Securities	80,988,552	1.2
			828,272,227	12.3

		Information Technology: 30.4%
3,669,206		Apple, Inc.	405,006,958	6.0
893,402	@	Check Point Software Technologies	70,194,595	1.0
2,239,886		Cognizant Technology Solutions Corp.	117,952,397	1.7
1,951,373	@	Electronic Arts, Inc.	91,743,802	1.4
1,571,873	@	Facebook, Inc.	122,637,531	1.8
2,706,972	L	Freescale Semiconductor Holdings Ltd.	68,296,904	1.0
187,383	@	Google, Inc.	98,638,411	1.5
285,720	@	Google, Inc. — Class A	151,620,175	2.2
1,326,647		Intuit, Inc.	122,303,587	1.8
1,532,945		Mastercard, Inc.	132,078,541	2.0
5,207,422		Microsoft Corp.	241,884,752	3.6
3,976,430		Oracle Corp.	178,820,057	2.7
478,584		Visa, Inc.	125,484,725	1.9
877,984	@	VMware, Inc.	72,451,240	1.1
647,515		Other Securities	44,769,187	0.7
			2,043,882,862	30.4

		Materials: 3.0%
979,042		Eastman Chemical Co.	74,270,126	1.1
964,117		Packaging Corp. of America	75,249,332	1.1
1,045,274		Other Securities	53,204,447	0.8
			202,723,905	3.0
		Total Common Stock
		(Cost $5,444,886,350)	6,688,708,159	99.4

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.8%
	Securities Lending Collateralcc: 0.0%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,000,005, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $1,020,000, due 01/01/15–09/01/49)	1,000,000	0.0

See Accompanying Notes to Financial Statements

VOYA LARGE CAP GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
811,543	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $811,547, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.375%–7.250%, Market Value plus accrued interest $827,774, due 11/15/15–07/15/56)	$811,543	0.0
		1,811,543	0.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.8%
51,003,600	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $51,003,600)	51,003,600	0.8

	Total Short-Term Investments
	(Cost $52,815,143)	52,815,143	0.8

	Total Investments in Securities (Cost $5,497,701,493)	$6,741,523,302	100.2
	Liabilities in Excess of Other Assets	(12,938,333)	(0.2)
	Net Assets	$6,728,584,969	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

@	Non-income producing security.

cc	Represents securities purchased with cash collateral received for securities on loan.

L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

Cost for federal income tax purposes is $5,511,646,907.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,326,553,899
Gross Unrealized Depreciation	(96,677,504)
Net Unrealized Appreciation	$1,229,876,395

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock*	$6,688,708,159	$—	$—	$6,688,708,159
Short-Term Investments	51,003,600	1,811,543	—	52,815,143
Total Investments, at fair value	$6,739,711,759	$1,811,543	$—	$6,741,523,302

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA LARGE CAP VALUE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares		Value	Percentage of Net Assets

COMMON STOCK: 98.7%
	Consumer Discretionary: 8.1%
297,392	Brinker International, Inc.	$17,453,937	1.0
456,797	Macy’s, Inc.	30,034,403	1.7
233,034	Nike, Inc.	22,406,219	1.3
306,959	Walt Disney Co.	28,912,468	1.6
602,984	Other Securities	44,685,540	2.5
		143,492,567	8.1

	Consumer Staples: 9.5%
375,760	Altria Group, Inc.	18,513,695	1.0
902,174	ConAgra Foods, Inc.	32,730,873	1.8
321,967	CVS Caremark Corp.	31,008,642	1.8
390,525	Kraft Foods Group, Inc.	24,470,296	1.4
673,466	Procter & Gamble Co.	61,346,018	3.5
		168,069,524	9.5

	Energy: 10.9%
224,518	Anadarko Petroleum Corp.	18,522,735	1.0
890,340	ExxonMobil Corp.	82,311,933	4.6
263,338	Hess Corp.	19,439,611	1.1
372,569	Occidental Petroleum Corp.	30,032,787	1.7
455,323	Royal Dutch Shell PLC — Class A ADR	30,483,875	1.7
144,419	Other Securities	13,296,657	0.8
		194,087,598	10.9

	Financials: 28.5%
187,523	Ameriprise Financial, Inc.	24,799,917	1.4
385,666	Arthur J. Gallagher & Co.	18,157,155	1.0
1,939,104	Bank of America Corp.	34,690,571	1.9
571,074	Blackstone Group LP	19,319,433	1.1
709,672	Citigroup, Inc.	38,400,352	2.2
462,409	Discover Financial Services	30,283,165	1.7
851,821	Fifth Third Bancorp.	17,355,853	1.0
656,849	Invesco Ltd.	25,958,673	1.5
958,610	JPMorgan Chase & Co.	59,989,814	3.4
368,111	Lincoln National Corp.	21,228,961	1.2
330,128	Prudential Financial, Inc.	29,863,379	1.7
1,662,038	Regions Financial Corp.	17,551,121	1.0
1,089,142	Wells Fargo & Co.	59,706,765	3.3
749,065	XL Group PLC	25,745,364	1.4
2,454,809	Other Securities	84,055,548	4.7
		507,106,071	28.5

	Health Care: 16.6%
657,150	Abbott Laboratories	29,584,893	1.7
342,414	AbbVie, Inc.	22,407,572	1.2
503,312	Bristol-Myers Squibb Co.	29,710,507	1.7
279,187	Cardinal Health, Inc.	22,538,767	1.3
476,154	Medtronic, Inc.	34,378,319	1.9
900,293	Merck & Co., Inc.	51,127,639	2.9

COMMON STOCK: (continued)
	Health Care: (continued)
1,955,592	Pfizer, Inc.	$60,916,691	3.4
437,784	UnitedHealth Group, Inc.	44,255,585	2.5
		294,919,973	16.6

	Industrials: 7.6%
142,308	Boeing Co.	18,497,194	1.0
197,948	General Dynamics Corp.	27,241,604	1.5
94,697	TransDigm Group, Inc.	18,593,756	1.1
184,520	Union Pacific Corp.	21,981,867	1.2
287,845	United Technologies Corp.	33,102,175	1.9
149,899	Other Securities	16,013,710	0.9
		135,430,306	7.6

	Information Technology: 8.8%
187,333	Apple, Inc.	20,677,817	1.2
1,653,532	Cisco Systems, Inc.	45,992,993	2.6
447,530	Microchip Technology, Inc.	20,188,078	1.1
1,125,916	Microsoft Corp.	52,298,798	2.9
397,762	Oracle Corp.	17,887,357	1.0
		157,045,043	8.8

	Materials: 3.0%
348,853	International Paper Co.	18,691,544	1.0
500,208	Mosaic Co.	22,834,495	1.3
630,554	Other Securities	12,447,136	0.7
		53,973,175	3.0

	Telecommunication Services: 1.2%
552,320	CenturyTel, Inc.	21,860,826	1.2

	Utilities: 4.5%
254,452	Entergy Corp.	22,259,461	1.2
305,599	Pinnacle West Capital Corp.	20,875,467	1.2
757,471	Southern Co.	37,199,401	2.1
		80,334,329	4.5

	Total Common Stock
	(Cost $1,602,544,836)	1,756,319,412	98.7

SHORT-TERM INVESTMENTS: 2.3%
	Mutual Funds: 2.3%
41,090,088	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $41,090,088)	41,090,088	2.3

	Total Short-Term Investments
	(Cost $41,090,088)	41,090,088	2.3

	Total Investments in Securities (Cost $1,643,634,924)	$1,797,409,500	101.0
	Liabilities in Excess of Other Assets	(17,158,247)	(1.0)
	Net Assets	$1,780,251,253	100.0

See Accompanying Notes to Financial Statements

VOYA LARGE CAP VALUE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of December 31, 2014.

ADR	American Depositary Receipt

Cost for federal income tax purposes is $1,644,063,254.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$182,815,156
Gross Unrealized Depreciation	(29,468,910)
Net Unrealized Appreciation	$153,346,246

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock*	$1,756,319,412	$—	$—	$1,756,319,412
Short-Term Investments	41,090,088	—	—	41,090,088
Total Investments, at fair value	$1,797,409,500	$—	$—	$1,797,409,500

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 44.3%
		Basic Materials: 1.5%
1,002,000		BHP Billiton Finance USA Ltd., 2.050%, 09/30/18	$1,006,620	0.4
3,152,000		Other Securities(a)	3,157,746	1.1
			4,164,366	1.5

		Communications: 3.0%
690,000	#	Alibaba Group Holding Ltd., 1.625%, 11/28/17	686,168	0.3
1,225,000		AT&T, Inc., 0.800%, 12/01/15	1,224,977	0.4
656,000	#	Verizon Communications, Inc., 2.625%, 02/21/20	649,272	0.2
1,107,000		Walt Disney Co., 1.100%, 12/01/17	1,101,550	0.4
4,722,000		Other Securities	4,850,608	1.7
			8,512,575	3.0

		Consumer, Cyclical: 3.3%
1,141,000		American Honda Finance Corp., 1.200%–2.250%, 07/14/17–08/15/19	1,143,315	0.4
800,000	#	Daimler Finance North America LLC, 1.250%, 01/11/16	802,506	0.3
425,000	#	Glencore Funding LLC, 1.700%, 05/27/16	425,914	0.1
420,000	#	Hyundai Capital America, 1.625%, 10/02/15	421,849	0.1
1,075,000	#	Hyundai Capital America, 1.875%, 08/09/16	1,083,135	0.4
566,000	#	Volkswagen Group of America Finance LLC, 1.600%, 11/20/17	564,366	0.2
285,000	#	Volkswagen International Finance NV, 1.125%, 11/18/16	284,904	0.1
4,762,000		Other Securities	4,767,109	1.7
			9,493,098	3.3

		Consumer, Non-cyclical: 8.5%
592,000	#	Bayer US Finance LLC, 1.500%, 10/06/17	592,821	0.2
1,450,000		McKesson Corp., 0.950%–1.292%, 12/04/15–03/10/17	1,450,580	0.5
433,000	#	Medtronic, Inc., 2.500%, 03/15/20	434,662	0.2
1,547,000		Philip Morris International, Inc., 1.250%–2.500%, 05/16/16–11/09/17	1,561,173	0.5
1,124,000		Synchrony Financial, 1.875%, 08/15/17	1,126,950	0.4
1,005,000		WellPoint, Inc., 2.250%, 08/15/19	996,007	0.3
560,000	#	WM Wrigley Jr Co., 1.400%, 10/21/16	560,857	0.2
17,554,000		Other Securities	17,572,490	6.2
			24,295,540	8.5

CORPORATE BONDS/NOTES: (continued)
		Energy: 2.8%
8,108,000		Other Securities	$8,083,488	2.8

		Financial: 21.0%
1,089,000		Abbey National Treasury Services PLC/London, 1.650%, 09/29/17	1,086,585	0.4
298,000	#	ABN AMRO Bank NV, 1.375%, 01/22/16	299,429	0.1
1,250,000		Bank of America Corp., 1.250%, 01/11/16	1,252,706	0.4
1,063,000		Bank of America Corp., 2.600%, 01/15/19	1,071,877	0.4
1,423,000		Bank of America Corp., 2.650%–3.750%, 07/12/16–04/01/19	1,458,425	0.5
1,531,000		Bank of Montreal, 0.800%–1.300%, 11/06/15–07/14/17	1,530,481	0.5
704,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd/The, 1.550%, 09/09/16	707,455	0.2
541,000	#	Banque Federative du Credit Mutuel SA, 1.700%, 01/20/17	542,480	0.2
1,320,000		BB&T Corp., 1.600%–5.200%, 12/23/15–08/15/17	1,339,880	0.5
966,000		Berkshire Hathaway Finance Corp., 2.450%, 12/15/15	983,751	0.3
467,000	#	BNP Paribas Home Loan Covered Bonds SA, 2.200%, 11/02/15	472,994	0.2
1,453,000		Citigroup, Inc., 1.300%, 04/01/16	1,455,788	0.5
1,075,000		Citigroup, Inc., 1.850%, 11/24/17	1,074,596	0.4
1,081,000		Citigroup, Inc., 1.700%–2.500%, 07/25/16–07/29/19	1,085,513	0.4
1,082,000		Compass Bank, 1.850%, 09/29/17	1,078,176	0.4
980,000		Fifth Third Bancorp., 3.625%, 01/25/16	1,004,590	0.3
757,000		Ford Motor Credit Co. LLC, 1.684%, 09/08/17	751,517	0.3
925,000		Ford Motor Credit Co., LLC, 1.700%, 05/09/16	928,776	0.3
820,000		Goldman Sachs Group, Inc., 1.600%, 11/23/15	824,589	0.3
1,026,000		Goldman Sachs Group, Inc., 2.375%, 01/22/18	1,036,816	0.3
1,322,000		Goldman Sachs Group, Inc./The, 2.550%–2.625%, 01/31/19–10/23/19	1,323,240	0.5
1,284,000		JPMorgan Chase & Co., 1.350%, 02/15/17	1,284,709	0.5
1,225,000		JPMorgan Chase & Co., 3.150%, 07/05/16	1,259,791	0.4

See Accompanying Notes to Financial Statements

VOYA LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
1,300,000	#	Macquarie Bank Ltd., 1.600%, 10/27/17	$1,292,434	0.4
504,000	#	Mitsubishi UFJ Trust & Banking Corp., 1.600%, 10/16/17	500,624	0.2
481,000	#	Mizuho Bank Ltd., 1.300%, 04/16/17	476,872	0.2
1,169,000		Morgan Stanley, 5.450%, 01/09/17	1,256,560	0.5
1,509,000		Morgan Stanley, 1.750%–2.375%, 02/25/16–07/23/19	1,508,800	0.5
500,000	#	Nordea Bank AB, 0.875%, 05/13/16	499,830	0.2
828,000		PNC Bank NA, 2.400%, 10/18/19	832,414	0.3
600,000		PNC Funding Corp., 5.625%, 02/01/17	647,896	0.2
1,715,000		Royal Bank of Canada, 0.850%–1.500%, 03/08/16–01/16/18	1,712,351	0.6
626,000	#	Scentre Group Trust 1/Scentre Group Trust 2, 2.375%, 11/05/19	622,137	0.2
1,050,000		Toronto-Dominion Bank/The, 1.125%, 05/02/17	1,044,536	0.4
584,000		Toronto-Dominion Bank/The, 2.250%, 11/05/19	585,828	0.2
625,000		UBS AG/Stamford CT, 1.375%, 08/14/17	621,372	0.2
490,000		UBS AG, 5.875%, 07/15/16	524,549	0.2
513,000	#	WEA Finance LLC/Westfield UK & Europe Finance PLC, 1.750%, 09/15/17	510,609	0.2
438,000	#	WEA Finance LLC/Westfield UK & Europe Finance PLC, 2.700%, 09/17/19	438,353	0.1
1,348,000		Wells Fargo & Co., 2.100%, 05/08/17	1,371,715	0.5
21,612,000		Other Securities	21,703,951	7.6
			60,004,995	21.0

		Industrial: 0.6%
1,811,000		Other Securities	1,808,714	0.6

		Technology: 1.6%
4,439,000		Other Securities	4,447,926	1.6

		Utilities: 2.0%
1,025,000		Georgia Power Co., 0.625%, 11/15/15	1,026,506	0.4
315,000		Georgia Power Co., 3.000%, 04/15/16	323,644	0.1
4,254,000		Other Securities	4,345,549	1.5
			5,695,699	2.0

		Total Corporate Bonds/Notes
		(Cost $126,514,947)	126,506,401	44.3

COLLATERALIZED MORTGAGE OBLIGATIONS: 10.4%
512,857	#	American General Mortgage Loan Trust 2010-1, 5.650%, 03/25/58	$517,493	0.2
479,124	#	Banc of America Re-REMIC Trust 2009-UBER2, 5.670%, 02/24/51	506,818	0.2
1,316,788		Bank of America Merrill Lynch Commercial Mortgage, Inc., 4.621%–5.317%, 07/10/43–06/10/49	1,380,233	0.5
2,830,000		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9, 5.055%, 09/11/42	2,882,702	1.0
980,000		Bear Stearns Commercial Mortgage Securities Trust, 5.074%, 02/13/42	989,573	0.4
536,044		Bear Stearns Commercial Mortgage Securities Trust, 4.750%–5.957%, 06/11/41–06/11/50	542,621	0.2
1,614,762		Commercial Mortgage Pass-through Certificates, 5.306%, 12/10/46	1,711,798	0.6
759,000		CD 2007-CD5 Mortgage Trust AJ, 6.124%, 11/15/44	826,296	0.3
400,000	#	Commercial Mortgage Trust 2004-GG1 F, 6.025%, 06/10/36	408,454	0.1
880,243		Commercial Mortgage Trust, 0.716%–5.226%, 07/15/44–03/10/46	891,399	0.3
926,000		Credit Suisse First Boston Mortgage Securities Corp., 5.279%, 08/15/38	940,720	0.3
545,000	#	Credit Suisse Mortgage Capital Certificates, 5.342%, 12/15/43	577,736	0.2
990,000	#	Credit Suisse Mortgage Capital Certificates, 5.342%, 12/16/43	1,048,741	0.4
133,000	#	Del Coronado Trust, 0.961%, 03/15/26	132,790	0.0
1,244,302		GE Capital Commercial Mortgage Corp., 5.133%–5.313%, 05/10/43–11/10/45	1,253,729	0.4
1,560,000		GMAC Commercial Mortgage Securities, Inc. Series 2005-C1 Trust, 4.754%, 05/10/43	1,570,890	0.6
1,215,631		Greenwich Capital Commercial Funding Corp., 4.894%, 08/10/42	1,215,740	0.4
1,505,653		Greenwich Capital Commercial Funding Corp., 5.381%–5.475%, 03/10/39	1,553,490	0.6

See Accompanying Notes to Financial Statements

VOYA LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
420,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-CIBC12, 4.987%, 09/12/37	$425,727	0.1
290,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP5, 5.391%, 12/15/44	300,425	0.1
660,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2014-BXH, 2.411%, 04/15/27	658,200	0.2
141,550		JP Morgan Chase Commercial Mortgage Securities Corp., 5.243%–5.772%, 01/12/43–06/15/49	141,480	0.1
560,000		LB-UBS Commercial Mortgage Trust 2005-C2, 5.205%, 04/15/30	564,166	0.2
2,010,000		LB-UBS Commercial Mortgage Trust, 5.127%, 09/15/40	2,047,531	0.7
699,715		LB-UBS Commercial Mortgage Trust, 5.300%, 11/15/38	709,957	0.3
697,711		Morgan Stanley Capital I Trust 2005-TOP17, 4.840%, 12/13/41	699,828	0.3
111,964	#	Morgan Stanley Reremic Trust, 5.246%, 12/17/43	113,126	0.0
1,144,643		Morgan Stanley Capital I Trust, 5.073%–5.185%, 08/13/42–10/12/52	1,158,056	0.4
29,435	#	NorthStar 2012-1 Mortgage Trust, 1.355%, 08/25/29	29,436	0.0
920,000	#	NorthStar 2012-1 Mortgage Trust, 4.400%, 08/25/29	924,505	0.3
1,320,000	#	TIAA CMBS I Trust, 5.770%, 06/19/33	1,385,134	0.5
309,727		TIAA Seasoned Commercial Mortgage Trust, 5.560%, 08/15/39	312,790	0.1
1,138,489		Other Securities	1,157,132	0.4

		Total Collateralized Mortgage Obligations
		(Cost $30,093,403)	29,578,716	10.4

FOREIGN GOVERNMENT BONDS: 0.1%
		Energy: 0.1%
287,000		Other Securities	285,850	0.1

		Total Foreign Government Bonds
		(Cost $285,562)	285,850	0.1

ASSET-BACKED SECURITIES: 17.8%
		Automobile Asset-Backed Securities: 6.1%
1,500,000	#	Bank of The West Auto Trust 2014-1, 1.650%, 03/16/20	$1,498,159	0.5
660,000		CarMax Auto Owner Trust 2013-3, 1.490%, 01/15/19	661,122	0.3
940,000		CarMax Auto Owner Trust, 1.320%, 07/15/19	934,718	0.3
450,000	#	Chrysler Capital Auto Receivables Trust, 1.760%, 12/16/19	451,766	0.2
190,000		Ford Credit Auto Owner Trust 2013-D, 1.110%, 02/15/19	189,534	0.0
1,330,000		Ford Credit Auto Owner Trust, 1.250%, 10/15/18	1,336,603	0.5
339,000		Harley-Davidson Motorcycle Trust 2012-1, 0.910%, 02/15/18	339,662	0.1
840,000		Harley-Davidson Motorcycle Trust, 1.550%, 10/15/21	839,253	0.3
420,000		Mercedes-Benz Auto Receivables Trust 2014-1, 1.310%, 11/16/20	417,324	0.1
1,330,000		Mercedes-Benz Auto Receivables Trust, 1.130%, 11/15/19	1,333,687	0.5
309,000		Nissan Auto Lease 2013-A, 0.740%, 10/15/18	309,372	0.1
1,380,000		Nissan Auto Receivables 2013-B Owner Trust, 1.310%, 10/15/19	1,380,513	0.5
1,651,000		Nissan Auto Receivables Owner Trust, 0.750%–1.000%, 07/16/18–07/15/19	1,651,551	0.6
1,000,000		Toyota Auto Receivables 2013-B Owner Trust, 1.460%, 01/15/19	1,008,870	0.3
743,013		Toyota Auto Receivables Owner Trust, 0.750%–1.180%, 02/16/16–06/17/19	742,814	0.3
710,000		Volkswagen Auto Lease Trust, 0.990%, 07/20/18	707,116	0.3
400,000		Volkswagen Auto Loan Enhanced Trust 2012-2, 0.660%, 03/20/19	397,978	0.1
194,284		Volkswagen Auto Loan Enhanced Trust 2013-1, 0.560%, 08/21/17	194,136	0.1
2,917,000		Other Securities	2,925,083	1.0
			17,319,261	6.1

		Credit Card Asset-Backed Securities: 3.7%
1,450,000		Capital One Multi-Asset Execution Trust 2014-A5 A, 1.480%, 07/15/20	1,451,187	0.5
1,200,000		Chase Issuance Trust, 1.010%, 10/15/18	1,200,448	0.4

See Accompanying Notes to Financial Statements

VOYA LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Credit Card Asset-Backed Securities: (continued)
1,170,000		Chase Issuance Trust, 0.531%–1.150%, 01/15/19–04/15/21	$1,169,524	0.4
1,205,000		Citibank Credit Card Issuance Trust, 5.350%, 02/07/20	1,340,673	0.5
1,357,000		Citibank Credit Card Issuance Trust, 5.650%, 09/20/19	1,506,034	0.5
1,000,000		Discover Card Execution Note Trust, 5.650%, 03/16/20	1,110,555	0.4
1,140,000		Discover Card Execution Note Trust, 0.591%–1.670%, 07/15/21–01/18/22	1,128,528	0.4
1,615,000		Other Securities	1,687,135	0.6
			10,594,084	3.7

		Home Equity Asset-Backed Securities: 0.1%
378,697		Other Securities	385,416	0.1

		Other Asset-Backed Securities: 7.9%
750,000	#	American Residential Properties 2014-SFR1 Trust, 2.512%, 09/17/31	747,529	0.3
510,000	#	Ares XII CLO Ltd., 2.233%, 11/25/20	515,456	0.2
250,000	#	Ares XII CLO Ltd., 3.483%, 11/25/20	246,324	0.1
500,000	#	Atrium V, 0.922%, 07/20/20	485,154	0.2
500,000	#	Babson CLO, Inc. 2005-III, 0.632%, 11/10/19	494,217	0.2
370,399	#	Black Diamond CLO Ltd., 0.597%, 06/20/17	369,654	0.1
750,000	#	Bluemountain CLO III Ltd. 2007-3A C, 0.933%, 03/17/21	727,332	0.3
1,000,000	#	Carlyle Veyron CLO Ltd., 0.911%, 07/15/18	992,382	0.3
800,000	#	Castle Garden Funding, 0.984%, 10/27/20	784,535	0.3
750,000	#	CIFC Funding 2006-I Ltd., 1.831%, 10/20/20	729,011	0.3
600,000	#	CIFC Funding 2006-II Ltd., 1.834%, 03/01/21	579,702	0.2
750,000	#	ColumbusNova CLO Ltd 2006-II, 0.982%, 04/04/18	738,412	0.2
250,000	#	ColumbusNova CLO Ltd 2006-II, 3.982%, 04/04/18	250,000	0.1
1,000,000	#	Emporia Preferred Funding III Ltd. 2007-3A B, 0.681%, 04/23/21	972,710	0.3
156,731	#	Emporia Preferred Funding, 0.731%, 10/18/18	156,672	0.1
1,000,000	#	Fairway Loan Funding Co., 1.678%, 10/17/18	996,332	0.3
400,000	#	Gallatin CLO III 2007-1 Ltd., 1.482%, 05/15/21	386,610	0.1

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
500,000	#	GoldenTree Loan Opportunities III Ltd., 1.482%, 05/01/22	$475,494	0.1
500,000	#	Goldentree Loan Opportunities V Ltd., 3.481%, 10/18/21	497,065	0.2
241,123	#	GSAMP Trust 2005-SEA2, 0.505%, 01/25/45	237,082	0.1
400,000	#	Gulf Stream — Compass CLO, 2.233%, 10/28/19	402,868	0.1
750,000	#	Gulf Stream — Compass CLO, 3.683%, 10/28/19	750,349	0.3
500,000	#	Gulf Stream — Sextant CLO 2007-1 Ltd., 2.643%, 06/17/21	478,481	0.2
350,000	#	Gulf Stream — Sextant CLO, 0.931%, 08/21/20	346,439	0.1
340,000	#	Gulf Stream — Sextant CLO, 1.831%, 08/21/20	334,192	0.1
700,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured, 0.682%, 08/07/21	687,742	0.2
500,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured, 2.532%, 08/07/21	497,653	0.2
750,000	#	Kingsland III Ltd., 0.883%, 08/24/21	720,721	0.3
1,750,000	#	Lightpoint CLO V 2006-5A B, 2.031%, 04/15/18	1,749,858	0.6
500,000	#	MSIM Peconic Bay Ltd., 2.231%, 07/20/19	503,026	0.2
1,000,000	#	Muir Grove CLO Ltd., 2.234%, 03/25/20	999,626	0.3
500,000	#	Muir Grove CLO Ltd., 3.234%, 03/25/20	499,263	0.2
1,000,000	#	Race Point IV CLO Ltd., 0.982%, 08/01/21	976,423	0.3
350,000	#	WhiteHorse III Ltd./Corp 2006-1A A3L, 0.982%, 05/01/18	349,542	0.1
750,000	#	WhiteHorse III Ltd/Corp, 2.082%, 05/01/18	744,020	0.3
1,055,434		Other Securities	1,055,327	0.4
			22,477,203	7.9
		Total Asset-Backed Securities
		(Cost $50,727,772)	50,775,964	17.8

U.S. TREASURY OBLIGATIONS: 24.5%
		U.S. Treasury Notes: 24.5%
43,498,000		0.625%, due 12/31/16	43,455,502	15.2
4,517,000		1.000%, due 12/15/17	4,506,941	1.6
1,694,000		1.500%, due 11/30/19	1,683,016	0.6
19,869,000		2.000%, due 01/31/16	20,224,854	7.1

		Total U.S. Treasury Obligations
		(Cost $69,848,076)	69,870,313	24.5

See Accompanying Notes to Financial Statements

VOYA LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.3%
		Federal Home Loan Bank: 0.1%
150,000		Other Securities	$149,137	0.1

		Federal Home Loan Mortgage Corporation: 0.7%##
2,000,000		0.875%, due 10/14/16	2,008,550	0.7
1,574		1.987%–2.000%, due 01/01/17–07/01/24	1,639	0.0
			2,010,189	0.7

		Federal National Mortgage Association: 0.1%##
250,841		Other Securities	278,099	0.1

		Government National Mortgage Association: 0.4%
1,140,000		4.397%, due 05/16/51	1,233,749	0.4
7,337		9.000%, due 12/15/26	8,506	0.0
			1,242,255	0.4

		Total U.S. Government Agency Obligations
		(Cost $3,638,057)	3,679,680	1.3

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: 0.0%
		OTC Interest Rate Swaptions: 0.0%
16,595,000	@	Pay a fixed rate equal to 5.070% and receive a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 05/29/15 Counterparty: Credit Suisse Group AG	180	0.0

		Total Purchased Options
		(Cost $76,337)	180	0.0

		Total Long-Term Investments
		(Cost $281,184,154)	280,697,104	98.4

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.9%
		Securities Lending Collateralcc: 0.3%
928,352
Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $928,357, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $946,919, due 01/01/15–09/01/49)

		(Cost $928,352)	928,352	0.3

Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.6%
4,617,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
		(Cost $4,617,000)	$4,617,000	1.6

		Total Short-Term Investments
		(Cost $5,545,352)	5,545,352	1.9

		Total Investments in Securities (Cost $286,729,506)	$286,242,456	100.3
		Liabilities in Excess of Other Assets	(832,735)	(0.3)
		Net Assets	$285,409,721	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@	Non-income producing security.

cc	Represents securities purchased with cash collateral received for securities on loan.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $286,731,795.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$621,648
Gross Unrealized Depreciation	(1,110,987)
Net Unrealized Depreciation	$(489,339)

See Accompanying Notes to Financial Statements

VOYA LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Purchased Options	$—	$180	$—	$180
Corporate Bonds/Notes	—	126,506,401	—	126,506,401
Collateralized Mortgage Obligations	—	29,578,716	—	29,578,716
Short-Term Investments	4,617,000	928,352	—	5,545,352
U.S. Treasury Obligations	—	69,870,313	—	69,870,313
Asset-Backed Securities	—	50,775,964	—	50,775,964
U.S. Government Agency Obligations	—	3,679,680	—	3,679,680
Foreign Government Bonds	—	285,850	—	285,850
Total Investments, at fair value	$4,617,000	$281,625,456	$—	$286,242,456
Liabilities Table
Other Financial Instruments+
Futures	$(94,702)	$—	$—	$(94,702)
Total Liabilities	$(94,702)	$—	$—	$(94,702)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2014, the following futures contracts were outstanding for Voya Limited Maturity Bond Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	290	03/31/15	$63,392,190	$(87,780)
			$63,392,190	$(87,780)
Short Contracts
U.S. Treasury 5-Year Note	(237)	03/31/15	(28,186,336)	(6,922)
			$(28,186,336)	$(6,922)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$180
Total Asset Derivatives		$180
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation**	$94,702
Total Liability Derivatives		$94,702

*	Includes purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit contracts	$—	$(26,205)	$(26,205)
Interest rate contracts	19,242	—	19,242
Total	$19,242	$(26,205)	$(6,963)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Futures	Total
Interest rate contracts	$(76,157)	$(387,445)	$(463,602)
Total	$(76,157)	$(387,445)	$(463,602)

*	Amounts recognized for purchased options are included in net change in unrealized apppreciation (depreciation) on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2014:

Credit Suisse Group AG
Assets:
Purchased options	$180
Total Assets	$180

Net OTC derivative instruments by counterparty, at fair value	$180

Total collateral pledged by the Portfolio/(Received from counterparty)	$—
Net Exposure(1)	$180

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

VOYA MULTI-MANAGER LARGE CAP CORE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.9%
		Consumer Discretionary: 14.6%
71,520	@	Bed Bath & Beyond, Inc.	$5,447,678	1.7
126,610	@	Carmax, Inc.	8,429,694	2.5
152,990		Carnival Corp.	6,935,037	2.1
81,648		Comcast Corp. — Class A	4,736,401	1.4
127,010		Lowe’s Cos, Inc.	8,738,288	2.6
257,013		Other Securities	14,343,068	4.3
			48,630,166	14.6

		Consumer Staples: 10.0%
107,600		Altria Group, Inc.	5,301,452	1.6
86,250		Coca-Cola Co.	3,641,475	1.1
47,181		CVS Caremark Corp.	4,544,002	1.4
41,930		Energizer Holdings, Inc.	5,390,521	1.6
29,404		PepsiCo, Inc.	2,780,442	0.8
28,918		Procter & Gamble Co.	2,634,141	0.8
41,170		Wal-Mart Stores, Inc.	3,535,679	1.0
104,025		Other Securities	5,564,364	1.7
			33,392,076	10.0

		Energy: 6.5%
75,544		Chevron Corp.	8,474,526	2.6
69,071		ConocoPhillips	4,770,043	1.4
171,568		Other Securities	8,276,757	2.5
			21,521,326	6.5

		Financials: 19.4%
11,020	@	Alleghany Corp.	5,107,770	1.5
24,215		Aon PLC	2,296,308	0.7
496,140		Bank of America Corp.	8,875,945	2.7
83,797	@	Berkshire Hathaway, Inc.	12,582,119	3.8
28,550		Blackrock, Inc.	10,208,338	3.1
102,546		Citigroup, Inc.	5,548,764	1.7
20,690		Goldman Sachs Group, Inc.	4,010,343	1.2
90,839		JPMorgan Chase & Co.	5,684,705	1.7
181,770		Wells Fargo & Co.	9,964,631	3.0
7,440		Other Securities	207,874	0.0
			64,486,797	19.4

		Health Care: 12.3%
63,149		Abbott Laboratories	2,842,968	0.8
113,200		Bristol-Myers Squibb Co.	6,682,196	2.0
22,870	@	Celgene Corp.	2,558,238	0.8
33,904		Covidien PLC	3,467,701	1.0
86,250		Eli Lilly & Co.	5,950,387	1.8
25,019		Johnson & Johnson	2,616,237	0.8
52,525		Medtronic, Inc.	3,792,305	1.1
15,735		Perrigo Co. PLC	2,630,263	0.8
103,000		Pfizer, Inc.	3,208,450	1.0
97,510		Other Securities	7,213,262	2.2
			40,962,007	12.3

		Industrials: 8.7%
38,758		Eaton Corp. PLC	2,633,994	0.8

COMMON STOCK: (continued)
		Industrials: (continued)
26,908		FedEx Corp.	$4,672,843	1.4
54,140		General Dynamics Corp.	7,450,747	2.2
41,623		Honeywell International, Inc.	4,158,970	1.3
179,728		Other Securities	10,129,265	3.0
			29,045,819	8.7

		Information Technology: 19.3%
68,019		Apple, Inc.	7,507,937	2.3
149,780		Cisco Systems, Inc.	4,166,131	1.3
245,030		Corning, Inc.	5,618,538	1.7
235,949		EMC Corp.	7,017,123	2.1
7,188	@	Google, Inc.	3,783,763	1.1
3,608	@	Google, Inc. — Class A	1,914,621	0.6
18,890		International Business Machines Corp.	3,030,712	0.9
132,340		Intel Corp.	4,802,619	1.4
35,941		Mastercard, Inc.	3,096,676	0.9
149,620		Microsoft Corp.	6,949,849	2.1
27,760		Visa, Inc.	7,278,672	2.2
159,401		Other Securities	8,932,035	2.7
			64,098,676	19.3

		Materials: 6.0%
76,180		Albemarle Corp.	4,580,703	1.4
88,770		Mosaic Co.	4,052,350	1.2
15,490		NewMarket Corp.	6,250,680	1.9
78,215		Other Securities	5,137,768	1.5
			20,021,501	6.0

		Telecommunication Services: 2.1%
147,779		Verizon Communications, Inc.	6,913,102	2.1

		Total Common Stock
		(Cost $275,420,844)	329,071,470	98.9

SHORT-TERM INVESTMENTS: 2.2%
		Mutual Funds: 2.2%
7,215,720		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
		(Cost $7,215,720)	7,215,720	2.2

		Total Short-Term Investments
		(Cost $7,215,720)	7,215,720	2.2

		Total Investments in Securities (Cost $282,636,564)	$336,287,190	101.1
		Liabilities in Excess of Other Assets	(3,637,941)	(1.1)
		Net Assets	$332,649,249	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

See Accompanying Notes to Financial Statements

VOYA MULTI-MANAGER LARGE CAP CORE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of December 31, 2014.

@	Non-income producing security.

Cost for federal income tax purposes is $283,398,713.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$58,710,070
Gross Unrealized Depreciation	(5,821,593)
Net Unrealized Appreciation	$52,888,477

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock*	$329,071,470	$—	$—	$329,071,470
Short-Term Investments	7,215,720	—	—	7,215,720
Total Investments, at fair value	$336,287,190	$—	$—	$336,287,190

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA U.S. STOCK INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.8%
		Consumer Discretionary: 12.2%
94,353	@	Amazon.com, Inc.	$29,282,454	0.6
640,252		Comcast Corp. — Class A	37,141,018	0.8
327,502		Home Depot, Inc.	34,377,885	0.8
241,858		McDonald’s Corp.	22,662,095	0.5
69,708		Time Warner Cable, Inc.	10,599,798	0.2
208,378		Time Warner, Inc.	17,799,649	0.4
387,699		Walt Disney Co.	36,517,369	0.8
6,491,508		Other Securities(a)	367,751,726	8.1
			556,131,994	12.2

		Consumer Staples: 9.8%
491,185		Altria Group, Inc.	24,200,685	0.5
979,677		Coca-Cola Co.	41,361,963	0.9
55,269		Coca-Cola Enterprises, Inc.	2,443,995	0.1
284,895		CVS Caremark Corp.	27,438,238	0.6
371,931		PepsiCo, Inc.	35,169,795	0.8
386,124		Philip Morris International, Inc.	31,449,800	0.7
671,521		Procter & Gamble Co.	61,168,848	1.4
392,498		Wal-Mart Stores, Inc.	33,707,728	0.7
2,978,851		Other Securities	187,450,221	4.1
			444,391,273	9.8

		Energy: 8.4%
469,802		Chevron Corp.	52,702,388	1.2
305,902		ConocoPhillips	21,125,592	0.5
1,052,350		ExxonMobil Corp.	97,289,758	2.1
319,790		Schlumberger Ltd.	27,313,264	0.6
3,712,866		Other Securities(a)	184,270,275	4.0
			382,701,277	8.4

		Financials: 16.5%
221,136		American Express Co.	20,574,493	0.5
2,613,510		Bank of America Corp.	46,755,694	1.0
453,182	@	Berkshire Hathaway, Inc.	68,045,277	1.5
752,878		Citigroup, Inc.	40,738,229	0.9
929,001		JPMorgan Chase & Co.	58,136,883	1.3
1,173,181		Wells Fargo & Co.	64,313,782	1.4
8,334,542		Other Securities	450,379,787	9.9
			748,944,145	16.5

		Health Care: 14.2%
395,953		AbbVie, Inc.	25,911,165	0.6
189,039		Amgen, Inc.	30,112,022	0.7
412,233		Bristol-Myers Squibb Co.	24,334,114	0.5
198,491	@	Celgene Corp.	22,203,203	0.5

COMMON STOCK: (continued)
		Health Care: (continued)
374,928	@	Gilead Sciences, Inc.	$35,340,713	0.8
695,625		Johnson & Johnson	72,741,506	1.6
708,489		Merck & Co., Inc.	40,235,090	0.9
1,565,816		Pfizer, Inc.	48,775,169	1.1
238,524		UnitedHealth Group, Inc.	24,112,391	0.5
3,594,926		Other Securities	320,712,037	7.0
			644,477,410	14.2

		Industrials: 10.4%
159,254		3M Co.	26,168,617	0.6
164,773		Boeing Co.	21,417,195	0.5
2,495,649		General Electric Co.	63,065,050	1.4
220,956		Union Pacific Corp.	26,322,488	0.6
210,703		United Technologies Corp.	24,230,845	0.5
3,993,692		Other Securities	310,959,454	6.8
			472,163,649	10.4

		Information Technology: 19.6%
1,457,509		Apple, Inc.	160,879,843	3.5
1,270,810		Cisco Systems, Inc.	35,347,580	0.8
519,620	@	Facebook, Inc.	40,540,752	0.9
70,773	@	Google, Inc.	37,254,907	0.8
70,839	@	Google, Inc. — Class A	37,591,424	0.8
228,731		International Business Machines Corp.	36,697,602	0.8
1,201,577		Intel Corp.	43,605,229	0.9
243,528		Mastercard, Inc.	20,982,373	0.5
2,048,484		Microsoft Corp.	95,152,082	2.1
803,914		Oracle Corp.	36,152,013	0.8
413,184		Qualcomm, Inc.	30,711,967	0.7
121,381		Visa, Inc.	31,826,098	0.7
6,089,068		Other Securities	284,578,428	6.3
			891,320,298	19.6

		Materials: 3.2%
2,319,411		Other Securities	143,934,468	3.2

		Telecommunication Services: 2.3%
1,289,054		AT&T, Inc.	43,299,324	0.9
1,031,274		Verizon Communications, Inc.	48,242,998	1.1
609,960		Other Securities	11,931,000	0.3
			103,473,322	2.3

		Utilities: 3.2%
2,856,698		Other Securities	146,702,892	3.2

		Total Common Stock
		(Cost $2,855,715,739)	4,534,240,728	99.8

See Accompanying Notes to Financial Statements

VOYA U.S. STOCK INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.8%
	Securities Lending Collateralcc: 0.1%
1,000,000	Bank of Nova Scotia, Repurchase Agreement dated 12/31/14, 0.10%, due 01/02/15 (Repurchase Amount $1,000,005, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.125%–7.125%, Market Value plus accrued interest $1,020,006, due 02/09/15–05/15/40)	$1,000,000	0.1
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,000,005, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $1,020,000, due 01/01/15–09/01/49)	1,000,000	0.0
172,455	Daiwa Capital Markets, Repurchase Agreement dated 12/31/14, 0.12%, due 01/02/15 (Repurchase Amount $172,456, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $175,904, due 06/01/17–03/01/48)	172,455	0.0
1,000,000	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $1,000,004, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–8.875%, Market Value plus accrued interest $1,020,000, due 01/07/15–10/20/64)	1,000,000	0.0

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,000,000	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,000,005, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.375%–7.250%, Market Value plus accrued interest $1,020,000, due 11/15/15–07/15/56)	$1,000,000	0.0
		4,172,455	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.7%
30,330,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $30,330,000)	30,330,000	0.7

	Total Short-Term Investments
	(Cost $34,502,455)	34,502,455	0.8

	Total Investments in Securities (Cost $2,890,218,194)	$4,568,743,183	100.6
	Liabilities in Excess of Other Assets	(25,501,277)	(0.6)
	Net Assets	$4,543,241,906	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

@	Non-income producing security.

cc	Represents securities purchased with cash collateral received for securities on loan.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $2,945,846,361.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,710,611,467
Gross Unrealized Depreciation	(87,714,645)
Net Unrealized Appreciation	$1,622,896,822

See Accompanying Notes to Financial Statements

VOYA U.S. STOCK INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock*	$4,534,240,728	$—	$—	$4,534,240,728
Short-Term Investments	30,330,000	4,172,455	—	34,502,455
Total Investments, at fair value	$4,564,570,728	$4,172,455	$—	$4,568,743,183
Other Financial Instruments+
Futures	505,047	—	—	505,047
Total Assets	$4,565,075,775	$4,172,455	$—	$4,569,248,230

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

At December 31, 2014, the following futures contracts were outstanding for Voya U.S. Stock Index Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	366	03/20/15	$37,558,920	$505,047
			$37,558,920	$505,047

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$505,047
		$505,047

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$10,605,658
Total	$10,605,658

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(2,481,609)
Total	$(2,481,609)

See Accompanying Notes to Financial Statements

VY® CLARION REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

COMMON STOCK: 100.2%
		Consumer Discretionary: 0.8%
232,000	@	Hilton Worldwide Holdings, Inc.	$6,052,880	0.8

		Financials: 99.4%
150,000		Alexandria Real Estate Equities, Inc.	13,311,000	1.8
1,450,194	@	American Realty Capital Properties, Inc.	13,124,256	1.8
178,652		AvalonBay Communities, Inc.	29,189,950	3.9
312,400		BioMed Realty Trust, Inc.	6,729,096	0.9
171,756		Boston Properties, Inc.	22,103,280	3.0
431,600		Brandywine Realty Trust	6,896,968	0.9
309,400		Brixmor Property Group, Inc.	7,685,496	1.0
143,200		Camden Property Trust	10,573,888	1.4
215,400		CBL & Associates Properties, Inc.	4,183,068	0.6
244,100		Corrections Corp. of America	8,870,594	1.2
401,600		Cousins Properties, Inc.	4,586,272	0.6
552,900		CubeSmart	12,202,503	1.6
341,150		DCT Industrial Trust, Inc.	12,165,409	1.6
814,300		DDR Corp.	14,950,548	2.0
65,557		Digital Realty Trust, Inc.	4,346,429	0.6
376,900		Douglas Emmett, Inc.	10,703,960	1.4
781,900		Duke Realty Corp.	15,794,380	2.1
119,600		EPR Properties	6,892,548	0.9
553,671		Equity Residential	39,775,725	5.3
105,192		Essex Property Trust, Inc.	21,732,667	2.9
943,853		General Growth Properties, Inc.	26,550,585	3.5
247,652		HCP, Inc.	10,904,118	1.5
461,500		Health Care Real Estate Investment Trust, Inc.	34,921,705	4.7
363,345		Healthcare Realty Trust, Inc.	9,926,585	1.3
203,850		Healthcare Trust of America, Inc.	5,491,719	0.7
197,847		Highwoods Properties, Inc.	8,760,665	1.2
1,492,868		Host Hotels & Resorts, Inc.	35,485,472	4.7
216,200		Kilroy Realty Corp.	14,932,934	2.0
548,978		Kimco Realty Corp.	13,801,307	1.8
578,500		Lexington Realty Trust	6,351,930	0.9
131,045		Liberty Property Trust	4,931,223	0.7
202,223		Macerich Co.	16,867,420	2.3
367,700	@	Paramount Group, Inc.	6,835,543	0.9
149,400		Pebblebrook Hotel Trust	6,817,122	0.9

COMMON STOCK: (continued)
		Financials: (continued)
155,200		Post Properties, Inc.	$9,121,104	1.2
807,384		ProLogis, Inc.	34,741,734	4.6
123,564		Public Storage, Inc.	22,840,805	3.1
322,411		Ramco-Gershenson Properties	6,041,982	0.8
228,400		Regency Centers Corp.	14,567,352	2.0
326,011		Simon Property Group, Inc.	59,369,863	7.9
170,754		SL Green Realty Corp.	20,323,141	2.7
972,600		Spirit Realty Capital, Inc.	11,564,214	1.5
646,200	@	Strategic Hotel Capital, Inc.	8,549,226	1.1
128,151		Sun Communities, Inc.	7,748,010	1.0
514,300		Sunstone Hotel Investors, Inc.	8,491,093	1.1
111,414		Taubman Centers, Inc.	8,514,258	1.1
621,103		UDR, Inc.	19,142,394	2.6
152,695		Ventas, Inc.	10,948,232	1.5
249,213		Vornado Realty Trust	29,334,862	3.9
214,798		Other Securities	5,350,369	0.7
			745,045,004	99.4

		Total Common Stock
		(Cost $595,544,186)	751,097,884	100.2

SHORT-TERM INVESTMENTS: 0.6%
		Mutual Funds: 0.6%
4,755,843		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
		(Cost $4,755,843)	4,755,843	0.6

		Total Short-Term Investments
		(Cost $4,755,843)	4,755,843	0.6

		Total Investments in Securities (Cost $600,300,029)	$755,853,727	100.8
		Liabilities in Excess of Other Assets	(6,147,591)	(0.8)
		Net Assets	$749,706,136	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of December 31, 2014.

@	Non-income producing security.

Cost for federal income tax purposes is $608,432,660.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$160,166,096
Gross Unrealized Depreciation	(12,745,029)
Net Unrealized Appreciation	$147,421,067

See Accompanying Notes to Financial Statements

VY® CLARION REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

REIT Diversification	Percentage of Net Assets
Retail REITs	22.4%
Residential REITs	20.4
Specialized REITs	14.6
Office REITs	14.1
Diversified REITs	12.0
Hotels, Resorts & Cruise Lines	7.7
Industrial REITs	5.8
Real Estate Services	2.3
Diversified Real Estate Activities	0.9
Liabilities in Excess of Other Assets*	(0.2)
Net Assets	100.0%

*	Includes short-term investments.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock*	$751,097,884	$—	$—	$751,097,884
Short-Term Investments	4,755,843	—	—	4,755,843
Total Investments, at fair value	$755,853,727	$—	$—	$755,853,727

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

VY® FRANKLIN INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

COMMON STOCK: 52.6%
		Consumer Discretionary: 3.1%
500,000		Ford Motor Co.	$7,750,000	0.8
231,208		General Motors Co.	8,071,471	0.9
158,700		Target Corp.	12,046,917	1.3
44,512		Other Securities(a)	1,383,073	0.1
			29,251,461	3.1

		Consumer Staples: 0.8%
85,000		PepsiCo, Inc.	8,037,600	0.8

		Energy: 8.3%
400,000		BP PLC ADR	15,248,000	1.6
90,000		Chevron Corp.	10,096,200	1.1
76,235		ExxonMobil Corp.	7,047,926	0.7
293,400		Royal Dutch Shell PLC — Class A ADR	19,643,130	2.0
161,200		Spectra Energy Corp.	5,851,560	0.6
745,200		Other Securities(a)	21,880,726	2.3
			79,767,542	8.3

		Financials: 3.2%
105,800		JPMorgan Chase & Co.	6,620,964	0.7
160,000		Wells Fargo & Co.	8,771,200	0.9
520,308		Other Securities	14,730,962	1.6
			30,123,126	3.2

		Health Care: 4.1%
54,800		Johnson & Johnson	5,730,436	0.6
160,200		Merck & Co., Inc.	9,097,758	1.0
378,100		Pfizer, Inc.	11,777,815	1.2
184,500		Other Securities	12,705,724	1.3
			39,311,733	4.1

		Industrials: 4.5%
571,600		General Electric Co.	14,444,332	1.5
40,000		Lockheed Martin Corp.	7,702,800	0.8
131,000		Waste Management, Inc.	6,722,920	0.7
182,422		Other Securities	13,702,612	1.5
			42,572,664	4.5

		Information Technology: 4.4%
85,400		Apple, Inc.	9,426,452	1.0
243,200		Cisco Systems, Inc.	6,764,608	0.7
250,000		Intel Corp.	9,072,500	1.0
123,100		Microsoft Corp.	5,717,995	0.6
109,000		Texas Instruments, Inc.	5,827,685	0.6
710,100		Other Securities	4,959,071	0.5
			41,768,311	4.4

		Materials: 7.7%
70,000		Agrium, Inc.	6,630,400	0.7
377,600		BHP Billiton PLC	8,092,492	0.8
322,900		Dow Chemical Co.	14,727,469	1.5
129,100		EI Du Pont de Nemours & Co.	9,545,654	1.0

COMMON STOCK: (continued)
		Materials: (continued)
251,000		Freeport-McMoRan, Inc.	$5,863,360	0.6
70,000		LyondellBasell Industries NV — Class A	5,557,300	0.6
286,000	L	Rio Tinto PLC ADR	13,173,160	1.4
399,700		Other Securities	10,332,336	1.1
			73,922,171	7.7

		Telecommunication Services: 2.9%
355,400		AT&T, Inc.	11,937,886	1.3
104,000		Verizon Communications, Inc.	4,865,120	0.5
46,025		Verizon Communications, Inc. — VZC	2,143,318	0.2
1,784,545		Other Securities	8,344,049	0.9
			27,290,373	2.9

		Utilities: 13.6%
86,700		Dominion Resources, Inc.	6,667,230	0.7
194,965		Duke Energy Corp.	16,287,376	1.7
70,000		Entergy Corp.	6,123,600	0.6
335,000		Exelon Corp.	12,421,800	1.3
1,126,500	#	HK Electric Investments and HK Electric Investments Ltd.	743,995	0.1
130,830		NextEra Energy, Inc.	13,905,921	1.5
220,000		Pacific Gas & Electric Co.	11,712,800	1.2
100,000		Pinnacle West Capital Corp.	6,831,000	0.7
185,200		PPL Corp.	6,728,316	0.7
160,000		Public Service Enterprise Group, Inc.	6,625,600	0.7
220,000		Southern Co.	10,804,200	1.1
200,000		Xcel Energy, Inc.	7,184,000	0.8
585,600		Other Securities	24,119,126	2.5
			130,154,964	13.6
		Total Common Stock (Cost $423,240,204)	502,199,945	52.6

PREFERRED STOCK: 4.5%
		Consumer Discretionary: 0.2%
20,000		Other Securities	2,150,000	0.2

		Energy: 0.5%
3,500	#, @	Chesapeake Energy Corp.	3,591,875	0.4
25,000		Other Securities	1,075,000	0.1
			4,666,875	0.5

		Financials: 2.7%
9,300	@	Bank of America Corp.	10,815,621	1.1
8,000	@	Wells Fargo & Co.	9,699,960	1.0
674,110		Other Securities(a)	5,185,346	0.6
			25,700,927	2.7

See Accompanying Notes to Financial Statements

VY® FRANKLIN INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Shares			Value	Percentage of Net Assets

PREFERRED STOCK: (continued)
		Industrials: 0.1%
1,789		Other Securities	$1,395,568	0.1

		Materials: 0.5%
100,000		Other Securities	5,045,000	0.5

		Utilities: 0.5%
80,300		Other Securities	4,450,273	0.5
		Total Preferred Stock (Cost $54,174,098)	43,408,643	4.5

EQUITY-LINKED SECURITIES: 2.5%
		Consumer Staples: 0.3%
63,000	#	Citigroup, Inc. into Whole Foods Market, Inc., 7.000%	2,768,850	0.3

		Energy: 0.8%
30,000	#	Barclays Bank PLC into Anadarko Petroleum Corp., 6.000%	2,552,937	0.3
70,000		Other Securities	4,942,865	0.5
			7,495,802	0.8

		Financials: 0.5%
287,000		Other Securities	5,167,894	0.5

		Information Technology: 0.9%
268,000		Other Securities	8,100,580	0.9
		Total Equity-Linked Securities (Cost $23,288,970)	23,533,126	2.5

WARRANTS: 0.0%
		Utilities: 0.0%
21,595		Other Securities	87,028	0.0
		Total Warrants (Cost $498,071)	87,028	0.0

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 36.5%
		Basic Materials: 1.2%
862,000	#	First Quantum Minerals Ltd., 6.750%, 02/15/20	784,420	0.1
862,000	#	First Quantum Minerals Ltd., 7.000%, 02/15/21	780,110	0.1
666,667	#, L	FMG Resources August 2006 Pty Ltd., 6.875%, 02/01/18	606,667	0.0
2,000,000	#, L	FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19	1,827,500	0.2
600,000	#, L	INEOS Group Holdings SA, 5.875%, 02/15/19	570,000	0.1
EUR 2,500,000	#	Kerling PLC, 10.625%, 02/01/17	3,064,157	0.3
4,500,000		Other Securities(a)	3,428,750	0.4
			11,061,604	1.2

CORPORATE BONDS/NOTES: (continued)
		Communications: 8.3%
700,000	#	Altice SA, 7.750%, 05/15/22	$703,062	0.1
100,000	#	CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp., 5.250%, 02/15/22	101,000	0.0
100,000	#	CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp., 5.625%, 02/15/24	100,750	0.0
7,617,472		Clear Channel Communications, Inc., 6.919%, 01/30/19	7,196,134	0.7
8,638,057		Clear Channel Communications, Inc., 7.669%–9.000%, 07/30/19–03/01/21	8,473,540	0.9
3,700,000	#, L	iHeartCommunications, Inc., 9.000%, 09/15/22	3,635,250	0.4
2,000,000	#	Numericable Group SA, 6.000%, 05/15/22	2,013,500	0.2
2,400,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	2,466,000	0.3
3,500,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	3,989,650	0.4
5,500,000		Sprint Nextel Corp., 7.000%–11.500%, 03/01/17–11/15/21	6,333,700	0.7
2,500,000	#	Telecom Italia SpA, 5.303%, 05/30/24	2,540,625	0.3
2,000,000	#	Univision Communications, Inc., 5.125%, 05/15/23	2,030,000	0.2
7,100,000		Verizon Communications, Inc., 5.150%–6.550%, 09/15/23–09/15/43	8,504,240	0.9
2,000,000	#	Virgin Media Secured Finance PLC, 5.500%, 01/15/25	2,070,000	0.2
1,500,000	#	Wind Acquisition Finance SA, 7.375%, 04/23/21	1,419,450	0.1
26,490,608		Other Securities(a),(b)	27,533,211	2.9
			79,110,112	8.3

		Consumer, Cyclical: 2.8%
1,800,000	#	Academy Ltd. / Academy Finance Corp., 9.250%, 08/01/19	1,899,000	0.2
1,500,000	#, L	Algeco Scotsman Global Finance Plc, 8.500%, 10/15/18	1,455,000	0.2
1,250,000	#	HD Supply, Inc., 5.250%, 12/15/21	1,275,000	0.1
2,500,000	#	New Red Finance, Inc., 6.000%, 04/01/22	2,575,000	0.3

See Accompanying Notes to Financial Statements

VY® FRANKLIN INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
EUR 1,500,000	#	Volkswagen International Finance NV, 5.500%, 11/09/15	$2,022,906	0.2
16,660,128		Other Securities(a)	17,558,456	1.8
			26,785,362	2.8

		Consumer, Non-cyclical: 4.3%
700,000	#	Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc., 7.750%, 10/15/22	721,000	0.1
8,600,000		HCA, Inc., 5.875%–7.500%, 02/15/20–05/01/23	9,594,700	1.0
1,000,000	#, &	Jaguar Holding Co. I, 9.375%, 10/15/17	1,024,500	0.1
2,000,000	#	JBS USA LLC/JBS USA Finance, Inc., 7.250%, 06/01/21	2,070,000	0.2
800,000	#	JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20	846,000	0.1
1,500,000	#	Laureate Education, Inc., 9.750%, 09/01/19	1,552,500	0.2
5,255,000		Tenet Healthcare Corp., 8.000%– 8.125%, 08/01/20–04/01/22	5,732,162	0.6
2,300,000	#	Valeant Pharmaceuticals International, Inc., 7.500%, 07/15/21	2,492,625	0.2
16,600,000		Other Securities(a)	17,050,625	1.8
			41,084,112	4.3

		Diversified: 0.2%
600,000	#	Stena AB, 7.000%, 02/01/24	550,500	0.1
1,500,000	#,L	Stena International SA, 5.750%, 03/01/24	1,417,500	0.1
			1,968,000	0.2

		Energy: 6.9%
1,200,000	#	Alpha Natural Resources, Inc., 7.500%, 08/01/20	759,000	0.1
3,400,000	#, L	California Resources Corp., 6.000%, 11/15/24	2,890,000	0.3
9,300,000		Chesapeake Energy Corp., 5.750%–7.250%, 12/15/18–03/15/23	9,921,500	1.0
3,500,000	#	Consol Energy, Inc., 5.875%, 04/15/22	3,272,500	0.3
500,000	#, L	Hercules Offshore, Inc., 10.250%, 04/01/19	267,500	0.0
800,000	#	Kinder Morgan, Inc./DE, 5.000%, 02/15/21	833,362	0.1

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
1,600,000	#	Kinder Morgan, Inc./DE, 5.625%, 11/15/23	$1,715,616	0.2
2,000,000	#, L	NGPL PipeCo, LLC, 7.119%, 12/15/17	1,975,000	0.2
1,500,000	#, L	Niska Gas Storage Canada ULC / Niska Gas Storage Canada Finance Corp., 6.500%, 04/01/19	1,136,250	0.1
1,500,000	#	Ocean Rig UDW, Inc., 7.250%, 04/01/19	1,065,000	0.1
750,000	#, L	Rice Energy, Inc., 6.250%, 05/01/22	701,250	0.1
1,000,000	#, L	Walter Energy, Inc., 9.500%, 10/15/19	765,000	0.1
52,062,312		Other Securities(a)	40,887,220	4.3
			66,189,198	6.9

		Financial: 3.7%
1,500,000		Bank of America Corp., 8.125%, 12/29/49	1,625,625	0.2
6,000,000		Citigroup, Inc., 6.300%, 12/29/49	5,925,000	0.6
12,500,000		JPMorgan Chase & Co., 7.900%, 04/29/49	13,516,250	1.4
4,000,000		JPMorgan Chase & Co., 5.000%–5.150%, 05/29/49–12/29/49	3,855,874	0.4
800,000	#	NRG Yield Operating LLC, 5.375%, 08/15/24	816,000	0.1
2,500,000	#	OneMain Financial Holdings, Inc., 6.750%, 12/15/19	2,556,250	0.3
3,000,000	#	OneMain Financial Holdings, Inc., 7.250%, 12/15/21	3,090,000	0.3
3,600,000		Other Securities	3,876,000	0.4
			35,260,999	3.7

		Industrial: 1.8%
1,600,000	#	Abengoa Finance SAU, 8.875%, 11/01/17	1,536,000	0.2
2,000,000	#	BWAY Holding Co., 9.125%, 08/15/21	2,010,000	0.2
1,500,000	#	Cemex SAB de CV, 7.250%, 01/15/21	1,575,000	0.2
859,000	#,L	Cemex SAB de CV, 9.000%, 01/11/18	889,065	0.1
2,400,000	#	CEVA Group PLC, 4.000%, 05/01/18	2,100,000	0.2
8,455,000		Other Securities	8,795,916	0.9
			16,905,981	1.8

		Technology: 3.7%
2,500,000	#	BMC Software Finance, Inc., 8.125%, 07/15/21	2,362,500	0.3
500,000	#, &	Boxer Parent Co., Inc., 9.000%, 10/15/19	427,500	0.0

See Accompanying Notes to Financial Statements

VY® FRANKLIN INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Technology: (continued)
3,276,964		First Data Corp. — Term Loan B-3, 3.667%, 03/24/18	$3,226,171	0.3
6,400,000		First Data Corp., 12.625%, 01/15/21	7,616,000	0.8
6,179,000	#	First Data Corp., 8.250%, 01/15/21	6,642,425	0.7
3,187,000	#, &	First Data Corp., 8.750%, 01/15/22	3,441,960	0.4
1,046,000		Freescale Semiconductor, Inc., 8.050%, 02/01/20	1,106,145	0.1
5,980,000		Freescale Semiconductor, Inc., 10.750%, 08/01/20	6,548,100	0.7
3,946,428		Other Securities	4,129,856	0.4
			35,500,657	3.7

		Utilities: 3.6%
678,000	#	Calpine Corp., 7.875%, 01/15/23	750,885	0.0
6,500,000		Calpine Corp., 5.375%–5.750%, 01/15/23–01/15/25	6,581,875	0.7
10,000,000	#	Dynegy Finance I, Inc./ Dynegy Finance II, Inc., 6.750%, 11/01/19	$10,187,500	1.1
5,000,000	#	Dynegy Finance I, Inc./ Dynegy Finance II, Inc., 7.375%, 11/01/22	5,093,750	0.5
5,000,000	#	InterGen NV, 7.000%, 06/30/23	4,775,000	0.5
3,000,000	#	NGL Energy Partners L.P./NGL Energy Finance Corp., 6.875%, 10/15/21	2,970,000	0.3
4,400,000		Other Securities	4,512,500	0.5
			34,871,510	3.6
		Total Corporate Bonds/Notes (Cost $348,010,738)	348,737,535	36.5
		Total Long-Term Investments (Cost $849,212,081)	917,966,277	96.1

SHORT-TERM INVESTMENTS: 6.2%
		U.S. Government Agency Obligations: 1.1%
10,000,000	Z	Federal Home Loan Bank Discount Notes 0.000%, 01/02/15 (Cost $10,000,000)	10,000,000	1.1

SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateralcc: 5.1%
11,643,894		Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $11,643,951, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $11,876,772, due 01/01/15–09/01/49)	$11,643,894	1.2
4,460,795		Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $4,460,832, collateralized by various U.S. Government Securities, 0.625%–3.125%, Market Value plus accrued interest $4,550,011, due 09/30/17–02/15/42)	4,460,795	0.5
9,634,205		Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $9,634,247, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–8.875%, Market Value plus accrued interest $9,826,889, due 01/07/15–10/20/64)	9,634,205	1.0
11,643,894		Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $11,643,951, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%–7.250%, Market Value plus accrued interest $11,876,773, due 11/15/15–07/15/56)	11,643,894	1.2

See Accompanying Notes to Financial Statements

VY® FRANKLIN INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
11,643,894	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $11,643,990, collateralized by various U.S. Government Securities, 0.125%–2.500%, Market Value plus accrued interest $11,877,939, due 04/15/16–02/15/42)	$11,643,894	1.2
		49,026,682	5.1
	Total Short-Term Investments (Cost $59,026,682)	59,026,682	6.2
	Total Investments in Securities (Cost $908,238,763)	$976,992,959	102.3
	Liabilities in Excess of Other Assets	(21,872,260)	(2.3)
	Net Assets	$955,120,699	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security.

&	Payment-in-kind

ADR	American Depositary Receipt

cc	Represents securities purchased with cash collateral received for securities on loan.

L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

(a)	This grouping contains securities on loan.

(b)	The grouping contains securities in default.

EUR	EU Euro

Cost for federal income tax purposes is $908,263,095.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$147,560,182
Gross Unrealized Depreciation	(78,830,318)
Net Unrealized Appreciation	$68,729,864

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$29,251,461	$—	$—	$29,251,461
Consumer Staples	8,037,600	—	—	8,037,600
Energy	77,923,051	1,844,491	—	79,767,542
Financials	24,773,095	5,350,031	—	30,123,126
Health Care	35,735,296	3,576,437	—	39,311,733
Industrials	41,625,730	—	946,934	42,572,664
Information Technology	38,960,753	—	2,807,558	41,768,311
Materials	62,474,434	11,447,737	—	73,922,171
Telecommunication Services	17,990,406	9,299,967	—	27,290,373
Utilities	129,410,969	743,995	—	130,154,964
Total Common Stock	466,182,795	32,262,658	3,754,492	502,199,945
Preferred Stock	22,632,713	19,380,362	1,395,568	43,408,643
Equity-Linked Securities	—	23,533,126	—	23,533,126
Warrants	87,028	—	—	87,028
Corporate Bonds/Notes	—	348,737,535	—	348,737,535
Short-Term Investments	—	59,026,682	—	59,026,682
Total Investments, at fair value	$488,902,536	$482,940,363	$5,150,060	$976,992,959

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

VY® FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

COMMON STOCK: 83.1%
		Consumer Discretionary: 9.6%
106,825		CBS Corp. — Class B	$5,911,695	1.1
198,850		General Motors Co.	6,941,854	1.3
411,405		Reed Elsevier PLC	7,027,625	1.4
55,838		Time Warner Cable, Inc.	8,490,726	1.7
46,789		Time Warner, Inc.	3,996,716	0.8
269,894		Twenty-First Century Fox, Inc. Class B	9,956,390	1.9
142,228		Other Securities	7,056,431	1.4
			49,381,437	9.6

		Consumer Staples: 11.1%
126,010		Altria Group, Inc.	6,208,513	1.2
157,406		British American Tobacco PLC	8,529,997	1.7
48,430		CVS Caremark Corp.	4,664,293	0.9
122,962		Imperial Tobacco Group PLC	5,412,735	1.0
114,063		Kroger Co.	7,323,985	1.4
114,272		Lorillard, Inc.	7,192,280	1.4
59,781		PepsiCo, Inc.	5,652,891	1.1
73,320		Walgreens Boots Alliance, Inc.	5,586,984	1.1
304,376		Other Securities	6,454,625	1.3
			57,026,303	11.1

		Energy: 8.2%
89,729		Apache Corp.	5,623,316	1.1
88,837		Baker Hughes, Inc.	4,981,091	1.0
187,492		Marathon Oil Corp.	5,304,149	1.0
236,953		Royal Dutch Shell PLC	7,897,464	1.5
1,309,381		Other Securities	18,558,983	3.6
			42,365,003	8.2

		Financials: 20.1%
61,296		ACE Ltd.	7,041,685	1.4
157,732		American International Group, Inc.	8,834,569	1.7
9,488		Alexander’s, Inc.	4,147,964	0.8
11,780	@	Alleghany Corp.	5,460,030	1.1
70,138		Allstate Corp.	4,927,195	1.0
454,259	@	Canary Wharf Group PLC	3,829,624	0.7
107,922		Citigroup, Inc.	5,839,659	1.1
112,120		JPMorgan Chase & Co.	7,016,470	1.4
89,869		Metlife, Inc.	4,861,014	0.9
108,980		PNC Financial Services Group, Inc.	9,942,245	1.9
99,041		SunTrust Bank	4,149,818	0.8
20,198		White Mountains Insurance Group Ltd.	12,726,962	2.5
1,316,426		Other Securities	24,879,051	4.8
			103,656,286	20.1

COMMON STOCK: (continued)
		Health Care: 11.9%
55,167		Cigna Corp.	$5,677,236	1.1
78,415		Eli Lilly & Co.	5,409,851	1.0
81,678	@	Hospira, Inc.	5,002,778	1.0
211,437		Medtronic, Inc.	15,265,751	3.0
235,512		Merck & Co., Inc.	13,374,726	2.6
56,212		Stryker Corp.	5,302,478	1.0
197,396		Teva Pharmaceutical Industries Ltd. ADR	11,352,244	2.2
			61,385,064	11.9

		Industrials: 4.4%
3,265		AP Moller — Maersk A/S — Class B	6,493,928	1.3
46,963		Huntington Ingalls Industries, Inc.	5,281,459	1.0
521,396		Other Securities	10,730,065	2.1
			22,505,452	4.4

		Information Technology: 11.2%
93,440		Apple, Inc.	10,313,907	2.0
260,486		Cisco Systems, Inc.	7,245,418	1.4
111,857		Hewlett-Packard Co.	4,488,822	0.9
305,424		Microsoft Corp.	14,186,945	2.7
314,589		Symantec Corp.	8,070,781	1.6
509,542		Xerox Corp.	7,062,252	1.4
98,553		Other Securities	6,488,199	1.2
			57,856,324	11.2

		Materials: 4.0%
188,012		Freeport-McMoRan, Inc.	4,391,960	0.8
122,232		International Paper Co.	6,549,191	1.3
105,138		MeadWestvaco Corp.	4,667,076	0.9
211,393		Other Securities	4,915,698	1.0
			20,523,925	4.0

		Telecommunication Services: 1.9%
1,858,148		Vodafone Group PLC	6,370,911	1.3
1,006,780		Other Securities	3,178,764	0.6
			9,549,675	1.9

		Utilities: 0.7%
138,900		Other Securities	3,743,355	0.7
		Total Common Stock (Cost $319,630,368)	427,992,824	83.1

PREFERRED STOCK: 0.7%
		Consumer Discretionary: 0.7%
15,064		Other Securities	3,348,063	0.7
		Total Preferred Stock (Cost $3,862,031)	3,348,063	0.7

See Accompanying Notes to Financial Statements

VY® FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 7.0%
		Communications: 2.6%
1,900,270		Avaya, Inc. — TL B3, 4.670%, 10/26/17	$1,827,427	0.4
463,422		Avaya, Inc. — TL B6, 6.500%, 03/30/18	458,209	0.1
1,276,000	#	Avaya, Inc., 7.000%, 04/01/19	1,250,480	0.2
4,007,000	#	Avaya, Inc., 10.500%, 03/01/21	3,446,020	0.7
6,668,270		Clear Channel Communications, Inc., 3.819%–9.000%, 01/29/16–12/15/19	6,430,428	1.2
213,128		Other Securities	179,054	0.0
			13,591,618	2.6

		Consumer, Cyclical: 1.5%
8,055,666		Other Securities	7,490,532	1.5

		Energy: 0.8%
987,000	#	NGPL PipeCo, LLC, 7.119%, 12/15/17	974,663	0.2
1,464,000	#	NGPL PipeCo, LLC, 9.625%, 06/01/19	1,474,980	0.3
660,000	#	Walter Energy, Inc., 9.500%, 10/15/19	504,900	0.1
550,000	#, &	Walter Energy, Inc., 11.000%, 04/01/20	184,250	0.0
1,258,081		Other Securities	994,122	0.2
			4,132,915	0.8

		Financials: 0.7%
15,397,365		Other Securities(a)	3,563,068	0.7

		Technology: 0.2%
974,000		Other Securities	1,122,535	0.2

		Utilities: 1.2%
6,400,233		Texas Competitive Electric Holdings Co., LLC, 4.661%, 10/10/17	4,144,151	0.8
3,208,000	#, ±	Texas Competitive Electric Holdings Co., LLC, 11.500%, 10/01/20	2,285,700	0.4
			6,429,851	1.2
		Total Corporate Bonds/Notes (Cost $42,053,399)	36,330,519	7.0

MUNICIPAL BONDS: 0.3%
		Puerto Rico: 0.3%
1,607,000		Other Securities	1,398,090	0.3
		Total Municipal Bonds (Cost $1,499,365)	1,398,090	0.3
		Total Long-Term Investments (Cost $367,045,163)	469,069,496	91.1

SHORT-TERM INVESTMENTS: 5.7%
		U.S. Treasury Bills: 5.7%
7,000,000		United States Treasury Bill, 0.040%, 01/02/15	$6,999,998	1.3
2,000,000		United States Treasury Bill, 0.040%, 01/22/15	1,999,997	0.4
5,000,000		United States Treasury Bill, 0.050%, 02/19/15	4,999,951	0.9
5,000,000		United States Treasury Bill, 0.050%, 02/26/15	4,999,963	1.0
3,000,000		United States Treasury Bill, 0.055%, 04/16/15	2,999,826	0.6
3,000,000		United States Treasury Bill, 0.060%, 04/30/15	2,999,655	0.6
2,500,000		United States Treasury Bill, 0.065%, 04/09/15	2,499,832	0.5
2,000,000		United States Treasury Bill, 0.105%, 05/14/15	1,999,688	0.4
			29,498,910	5.7
		Total Short-Term Investments (Cost $29,497,642)	29,498,910	5.7
		Total Investments in Securities (Cost $396,542,805)	$498,568,406	96.8
		Assets in Excess of Other Liabilities	16,506,074	3.2
		Net Assets	$515,074,480	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security.

&	Payment-in-kind

ADR	American Depositary Receipt

±	Defaulted security

(a)	The grouping contains securities in default.

Cost for federal income tax purposes is $397,212,187.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$129,680,542
Gross Unrealized Depreciation	(28,324,323)
Net Unrealized Appreciation	$101,356,219

See Accompanying Notes to Financial Statements

VY® FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$42,353,812	$7,027,625	$—	$49,381,437
Consumer Staples	43,083,571	13,942,732	—	57,026,303
Energy	28,361,983	14,003,020	—	42,365,003
Financials	88,170,631	11,656,031	3,829,624	103,656,286
Health Care	61,385,064	—	—	61,385,064
Industrials	13,459,762	9,045,690	—	22,505,452
Information Technology	54,278,445	3,577,879	—	57,856,324
Materials	15,608,227	4,915,698	—	20,523,925
Telecommunication Services	—	9,549,675	—	9,549,675
Utilities	3,743,355	—	—	3,743,355
Total Common Stock	350,444,850	73,718,350	3,829,624	427,992,824
Preferred Stock	—	3,348,063	—	3,348,063
Corporate Bonds/Notes	—	36,330,519	—	36,330,519
Municipal Bonds	—	1,398,090	—	1,398,090
Short-Term Investments	—	29,498,910	—	29,498,910
Total Investments, at fair value	$350,444,850	$144,293,932	$3,829,624	$498,568,406
Other Financial Instruments+
Forward Foreign Currency Contracts	—	3,992,752	—	3,992,752
Total Assets	$350,444,850	$148,286,684	$3,829,624	$502,561,158
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(377,826)	$—	$(377,826)
Total Liabilities	$—	$(377,826)	$—	$(377,826)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2014, the following forward foreign currency contracts were outstanding for VY® Franklin Mutual Shares Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Bank of America	EU Euro	11,421	Buy	01/20/15	$14,224	$13,822	$(402)
Bank of America	Swiss Franc	4,519	Buy	02/12/15	4,643	4,549	(94)
Bank of America	Swiss Franc	10,444	Buy	02/12/15	10,827	10,512	(315)
Bank of America	British Pound	34,421	Buy	02/19/15	53,871	53,629	(242)
Bank of America	British Pound	70,676	Buy	02/19/15	110,353	110,114	(239)
Bank of America	Swiss Franc	52,700	Buy	02/12/15	53,940	53,045	(895)
Bank of America	Swiss Franc	82,150	Buy	02/12/15	85,391	82,688	(2,703)
Barclays Bank PLC	British Pound	12,982	Buy	02/19/15	20,620	20,226	(394)
Barclays Bank PLC	British Pound	71,193	Buy	02/19/15	113,280	110,920	(2,360)
Barclays Bank PLC	British Pound	178,776	Buy	02/19/15	289,317	278,537	(10,780)
Bank of America	South Korean Won	119,396,000	Buy	02/12/15	111,585	108,937	(2,648)
Bank of America	South Korean Won	38,985,198	Buy	02/12/15	36,208	35,570	(638)
Bank of America	British Pound	71,407	Buy	02/19/15	113,612	111,254	(2,358)
Bank of America	British Pound	71,193	Buy	02/19/15	113,190	110,921	(2,269)

See Accompanying Notes to Financial Statements

VY® FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Bank of America	British Pound	322,584	Buy	02/19/15	$521,956	$502,592	$(19,364)
Bank of America	British Pound	25,690	Buy	02/19/15	41,220	40,025	(1,195)
Bank of America	Swiss Franc	5,200	Buy	02/12/15	5,678	5,234	(444)
Bank of America	British Pound	128,397	Buy	02/19/15	213,961	200,045	(13,916)
Credit Suisse Group AG	EU Euro	13,361	Buy	01/20/15	16,490	16,170	(320)
Credit Suisse Group AG	EU Euro	13,820	Buy	01/20/15	17,162	16,726	(436)
Credit Suisse Group AG	EU Euro	32,149	Buy	01/20/15	40,389	38,910	(1,479)
Credit Suisse Group AG	British Pound	34,421	Buy	02/19/15	53,623	53,629	6
Credit Suisse Group AG	Swiss Franc	113,100	Buy	02/12/15	115,767	113,841	(1,926)
Credit Suisse Group AG	Swiss Franc	9,753	Buy	02/12/15	10,298	9,817	(481)
Credit Suisse Group AG	Swiss Franc	11,538	Buy	02/12/15	12,198	11,613	(585)
Credit Suisse Group AG	Swiss Franc	36,013	Buy	02/12/15	38,273	36,250	(2,023)
Credit Suisse Group AG	Swiss Franc	16,612	Buy	02/12/15	17,438	16,721	(717)
Credit Suisse Group AG	British Pound	343,600	Buy	02/19/15	554,027	535,336	(18,691)
Credit Suisse Group AG	British Pound	64,912	Buy	02/19/15	103,424	101,134	(2,290)
Credit Suisse Group AG	British Pound	236,522	Buy	02/19/15	379,601	368,506	(11,095)
Credit Suisse Group AG	British Pound	51,381	Buy	02/19/15	82,445	80,052	(2,393)
Credit Suisse Group AG	British Pound	110,543	Buy	02/19/15	176,174	172,228	(3,946)
Credit Suisse Group AG	British Pound	154,903	Buy	02/19/15	250,886	241,342	(9,544)
Credit Suisse Group AG	British Pound	23,458	Buy	02/19/15	37,970	36,548	(1,422)
Credit Suisse Group AG	British Pound	94,892	Buy	02/19/15	153,591	147,844	(5,747)
Credit Suisse Group AG	Swiss Franc	11,740	Buy	02/12/15	12,544	11,817	(727)
Deutsche Bank AG	EU Euro	41,461	Buy	01/20/15	51,529	50,179	(1,350)
Deutsche Bank AG	EU Euro	22,844	Buy	01/20/15	28,466	27,648	(818)
Deutsche Bank AG	Swiss Franc	7,410	Buy	02/12/15	7,690	7,459	(231)
Deutsche Bank AG	Swiss Franc	90,710	Buy	02/12/15	93,733	91,305	(2,428)
Deutsche Bank AG	Swiss Franc	24,600	Buy	02/12/15	25,178	24,762	(416)
Deutsche Bank AG	Swiss Franc	39,320	Buy	02/12/15	40,465	39,578	(887)
Deutsche Bank AG	British Pound	358,840	Buy	02/19/15	562,423	559,081	(3,342)
Deutsche Bank AG	Swiss Franc	6,936	Buy	02/12/15	7,337	6,981	(356)
Deutsche Bank AG	British Pound	471,809	Buy	02/19/15	760,510	735,088	(25,422)
Deutsche Bank AG	British Pound	18,645	Buy	02/19/15	29,728	29,049	(679)
Deutsche Bank AG	British Pound	71,193	Buy	02/19/15	113,213	110,920	(2,293)
Deutsche Bank AG	British Pound	153,483	Buy	02/19/15	246,557	239,130	(7,427)
Deutsche Bank AG	British Pound	189,784	Buy	02/19/15	307,241	295,687	(11,554)
Deutsche Bank AG	British Pound	410,669	Buy	02/19/15	670,693	639,830	(30,863)
Deutsche Bank AG	Swiss Franc	11,887	Buy	02/12/15	12,765	11,965	(800)
Deutsche Bank AG	Swiss Franc	2,962	Buy	02/12/15	3,176	2,981	(195)
HSBC Bank PLC	South Korean Won	142,441,772	Buy	02/12/15	129,658	129,964	306
HSBC Bank PLC	South Korean Won	68,716,472	Buy	02/12/15	62,384	62,696	312
HSBC Bank PLC	South Korean Won	87,555,700	Buy	02/12/15	79,150	79,886	736
HSBC Bank PLC	South Korean Won	137,242,112	Buy	02/12/15	124,528	125,220	692
HSBC Bank PLC	South Korean Won	189,572,909	Buy	02/12/15	173,633	172,966	(667)
HSBC Bank PLC	South Korean Won	13,714,802	Buy	02/12/15	12,738	12,514	(224)
HSBC Bank PLC	South Korean Won	61,359,800	Buy	02/12/15	57,223	55,985	(1,238)
HSBC Bank PLC	South Korean Won	20,480,546	Buy	02/12/15	19,281	18,686	(595)
HSBC Bank PLC	EU Euro	24,050	Buy	01/20/15	29,863	29,107	(756)
HSBC Bank PLC	EU Euro	27,640	Buy	01/20/15	34,338	33,452	(886)
HSBC Bank PLC	EU Euro	22,843	Buy	01/20/15	28,453	27,646	(807)
HSBC Bank PLC	British Pound	52,000	Buy	02/19/15	80,878	81,017	139
HSBC Bank PLC	Swiss Franc	4,519	Buy	02/12/15	4,672	4,549	(123)
HSBC Bank PLC	British Pound	70,676	Buy	02/19/15	110,334	110,114	(220)
HSBC Bank PLC	British Pound	54,261	Buy	02/19/15	85,178	84,540	(638)
HSBC Bank PLC	British Pound	37,980	Buy	02/19/15	60,383	59,173	(1,210)
HSBC Bank PLC	British Pound	595,657	Buy	02/19/15	955,975	928,045	(27,930)
HSBC Bank PLC	British Pound	143,222	Buy	02/19/15	232,620	223,143	(9,477)
State Street Bank	EU Euro	1,887	Buy	01/20/15	2,343	2,284	(59)
State Street Bank	EU Euro	41,460	Buy	01/20/15	51,549	50,179	(1,370)
State Street Bank	EU Euro	22,844	Buy	01/20/15	28,458	27,648	(810)
State Street Bank	British Pound	50,220	Buy	02/19/15	78,086	78,244	158
State Street Bank	British Pound	15,567	Buy	02/19/15	24,214	24,254	40
State Street Bank	Swiss Franc	8,336	Buy	02/12/15	8,681	8,391	(290)
State Street Bank	British Pound	81,391	Buy	02/19/15	127,827	126,809	(1,018)
State Street Bank	Swiss Franc	149,000	Buy	02/12/15	153,997	149,977	(4,020)

See Accompanying Notes to Financial Statements

VY® FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
State Street Bank	Swiss Franc	78,731	Buy	02/12/15	$81,571	$79,247	$(2,324)
State Street Bank	Swiss Franc	1,971	Buy	02/12/15	2,042	1,984	(58)
State Street Bank	Swiss Franc	99,000	Buy	02/12/15	103,657	99,649	(4,008)
State Street Bank	British Pound	271,750	Buy	02/19/15	434,738	423,393	(11,345)
State Street Bank	Swiss Franc	10,520	Buy	02/12/15	11,058	10,588	(470)
State Street Bank	British Pound	9,582	Buy	02/19/15	15,273	14,929	(344)
State Street Bank	British Pound	273,142	Buy	02/19/15	437,476	425,562	(11,914)
State Street Bank	British Pound	211,500	Buy	02/19/15	338,565	329,522	(9,043)
State Street Bank	British Pound	258,855	Buy	02/19/15	416,789	403,301	(13,488)
State Street Bank	British Pound	131,743	Buy	02/19/15	213,437	205,258	(8,179)
State Street Bank	British Pound	191,335	Buy	02/19/15	310,357	298,103	(12,254)
State Street Bank	British Pound	240,360	Buy	02/19/15	391,362	374,487	(16,875)
State Street Bank	British Pound	148,800	Buy	02/19/15	248,489	231,834	(16,655)
							$(371,045)

Bank of America	South Korean Won	102,696,655	Sell	02/12/15	$92,787	$93,700	$(913)
Bank of America	South Korean Won	65,194,793	Sell	02/12/15	58,460	59,483	(1,023)
Bank of America	British Pound	186,951	Sell	02/19/15	292,201	291,273	928
Bank of America	EU Euro	2,759,063	Sell	05/18/15	3,445,242	3,343,018	102,224
Barclays Bank PLC	EU Euro	7,373	Sell	01/20/15	9,247	8,923	324
Bank of America	British Pound	220,919	Sell	02/19/15	345,039	344,197	842
Bank of America	EU Euro	6,813	Sell	01/20/15	8,538	8,246	292
Bank of America	EU Euro	126,145	Sell	01/20/15	161,046	152,673	8,373
Bank of America	EU Euro	31,312	Sell	01/20/15	39,917	37,896	2,021
Bank of America	EU Euro	27,595	Sell	01/20/15	35,027	33,398	1,629
Bank of America	EU Euro	12,790	Sell	01/20/15	16,199	15,479	720
Bank of America	South Korean Won	60,870,272	Sell	02/12/15	55,650	55,538	112
Bank of America	British Pound	89,307	Sell	02/19/15	141,690	139,143	2,547
Bank of America	South Korean Won	27,737,137	Sell	02/12/15	25,759	25,307	452
Bank of America	South Korean Won	53,355,857	Sell	02/12/15	50,815	48,682	2,133
Bank of America	Swiss Franc	35,641	Sell	02/12/15	37,266	35,874	1,392
Bank of America	EU Euro	5,970	Sell	01/20/15	7,753	7,225	528
Bank of America	EU Euro	10,143	Sell	01/20/15	13,171	12,276	895
Bank of America	EU Euro	9,664	Sell	01/20/15	12,741	11,697	1,044
Bank of America	EU Euro	3,513	Sell	01/20/15	4,641	4,252	389
Bank of America	EU Euro	210,796	Sell	01/20/15	280,340	255,125	25,215
Bank of America	South Korean Won	142,579,255	Sell	02/12/15	138,332	130,089	8,243
Bank of America	Swiss Franc	18,686	Sell	02/12/15	20,585	18,808	1,777
Bank of America	South Korean Won	54,844,336	Sell	02/12/15	53,470	50,040	3,430
Bank of America	South Korean Won	54,844,336	Sell	02/12/15	53,470	50,040	3,430
Bank of America	South Korean Won	283,533,897	Sell	02/12/15	275,623	258,695	16,928
Bank of America	South Korean Won	114,477,570	Sell	02/12/15	110,255	104,449	5,806
Bank of America	South Korean Won	461,756,719	Sell	02/12/15	445,593	421,306	24,287
Bank of America	South Korean Won	345,038,083	Sell	02/12/15	332,220	314,812	17,408
Bank of America	Swiss Franc	1,219,766	Sell	02/12/15	1,351,317	1,227,762	123,555
Bank of America	South Korean Won	84,268,254	Sell	02/12/15	81,090	76,887	4,203
Bank of America	British Pound	8,319,253	Sell	02/19/15	13,860,707	12,961,568	899,139
Bank of America	EU Euro	1,434,074	Sell	01/20/15	1,952,270	1,735,647	216,623
Credit Suisse Group AG	EU Euro	21,083	Sell	01/20/15	26,207	25,517	690
Credit Suisse Group AG	EU Euro	7,228	Sell	01/20/15	9,035	8,748	287
Credit Suisse Group AG	Swiss Franc	17,587	Sell	02/12/15	18,199	17,703	496
Credit Suisse Group AG	EU Euro	13,625	Sell	01/20/15	17,079	16,491	588
Credit Suisse Group AG	EU Euro	12,790	Sell	01/20/15	16,198	15,479	719
Credit Suisse Group AG	British Pound	89,307	Sell	02/19/15	142,199	139,142	3,057
Credit Suisse Group AG	Swiss Franc	4,837	Sell	02/12/15	5,030	4,868	162
Credit Suisse Group AG	South Korean Won	69,323,523	Sell	02/12/15	64,397	63,251	1,146
Credit Suisse Group AG	British Pound	228,872	Sell	02/19/15	362,389	356,587	5,802
Credit Suisse Group AG	British Pound	83,177	Sell	02/19/15	132,016	129,591	2,425
Credit Suisse Group AG	EU Euro	16,286	Sell	01/20/15	21,165	19,711	1,454
Credit Suisse Group AG	EU Euro	5,181	Sell	01/20/15	6,759	6,271	488
Credit Suisse Group AG	EU Euro	2,507	Sell	01/20/15	3,313	3,035	278
Credit Suisse Group AG	EU Euro	2,669	Sell	01/20/15	3,545	3,230	315
Credit Suisse Group AG	EU Euro	56,552	Sell	05/18/15	70,311	68,521	1,790
Credit Suisse Group AG	South Korean Won	137,361,178	Sell	02/12/15	133,646	125,328	8,318

See Accompanying Notes to Financial Statements

VY® FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Credit Suisse Group AG	Swiss Franc	15,750	Sell	02/12/15	$17,470	$15,853	$1,617
Credit Suisse Group AG	South Korean Won	137,222,110	Sell	02/12/15	133,680	125,202	8,478
Credit Suisse Group AG	EU Euro	46,622	Sell	05/18/15	58,468	56,490	1,978
Credit Suisse Group AG	South Korean Won	570,333,933	Sell	02/12/15	551,247	520,372	30,875
Credit Suisse Group AG	South Korean Won	285,952,742	Sell	02/12/15	275,637	260,903	14,734
Credit Suisse Group AG	South Korean Won	490,745,290	Sell	02/12/15	473,442	447,755	25,687
Credit Suisse Group AG	South Korean Won	86,539,699	Sell	02/12/15	83,549	78,959	4,590
Credit Suisse Group AG	South Korean Won	431,297,603	Sell	02/12/15	415,275	393,515	21,760
Credit Suisse Group AG	EU Euro	2,759,063	Sell	05/18/15	3,445,228	3,343,018	102,210
Credit Suisse Group AG	South Korean Won	336,908,242	Sell	02/12/15	324,358	307,394	16,964
Credit Suisse Group AG	British Pound	8,319,253	Sell	02/19/15	13,864,035	12,961,568	902,467
Deutsche Bank AG	EU Euro	34,165	Sell	01/20/15	42,495	41,350	1,145
Deutsche Bank AG	Swiss Franc	19,077	Sell	02/12/15	19,807	19,202	605
Deutsche Bank AG	British Pound	139,411	Sell	02/19/15	218,022	217,206	816
Deutsche Bank AG	EU Euro	10,764	Sell	01/20/15	13,489	13,027	462
Deutsche Bank AG	EU Euro	31,312	Sell	01/20/15	39,872	37,897	1,975
Deutsche Bank AG	British Pound	373,308	Sell	02/19/15	583,775	581,622	2,153
Deutsche Bank AG	British Pound	45,140	Sell	02/19/15	70,718	70,329	389
Deutsche Bank AG	Swiss Franc	6,660	Sell	02/12/15	6,921	6,704	217
Deutsche Bank AG	EU Euro	20,821	Sell	01/20/15	26,902	25,200	1,702
Deutsche Bank AG	EU Euro	10,362	Sell	01/20/15	13,507	12,541	966
Deutsche Bank AG	EU Euro	17,493	Sell	01/20/15	22,977	21,171	1,806
Deutsche Bank AG	EU Euro	1,757	Sell	01/20/15	2,321	2,126	195
Deutsche Bank AG	EU Euro	25,070	Sell	01/20/15	33,126	30,342	2,784
Deutsche Bank AG	EU Euro	22,011	Sell	05/18/15	27,134	26,670	464
Deutsche Bank AG	Swiss Franc	18,603	Sell	02/12/15	20,321	18,725	1,596
Deutsche Bank AG	Swiss Franc	10,662	Sell	02/12/15	11,714	10,732	982
Deutsche Bank AG	EU Euro	56,552	Sell	05/18/15	70,341	68,522	1,819
Deutsche Bank AG	EU Euro	93,243	Sell	05/18/15	116,975	112,978	3,997
Deutsche Bank AG	EU Euro	2,759,063	Sell	05/18/15	3,445,214	3,343,018	102,196
HSBC Bank PLC	South Korean Won	85,161,235	Sell	02/12/15	76,992	77,701	(709)
HSBC Bank PLC	South Korean Won	101,928,348	Sell	02/12/15	91,252	92,999	(1,747)
HSBC Bank PLC	South Korean Won	60,881,403	Sell	02/12/15	55,650	55,548	102
HSBC Bank PLC	South Korean Won	25,395,692	Sell	02/12/15	24,184	23,171	1,013
HSBC Bank PLC	South Korean Won	141,689,872	Sell	02/12/15	137,831	129,278	8,553
HSBC Bank PLC	South Korean Won	419,613,753	Sell	02/12/15	407,234	382,855	24,379
HSBC Bank PLC	South Korean Won	213,960,674	Sell	02/12/15	207,568	195,218	12,350
HSBC Bank PLC	South Korean Won	211,983,271	Sell	02/12/15	206,194	193,413	12,781
HSBC Bank PLC	South Korean Won	322,365,908	Sell	02/12/15	314,197	294,126	20,071
HSBC Bank PLC	South Korean Won	319,547,273	Sell	02/12/15	311,379	291,554	19,825
HSBC Bank PLC	South Korean Won	331,460,426	Sell	02/12/15	322,448	302,424	20,024
HSBC Bank PLC	South Korean Won	233,635,343	Sell	02/12/15	227,117	213,168	13,949
HSBC Bank PLC	South Korean Won	95,809,191	Sell	02/12/15	93,136	87,416	5,720
HSBC Bank PLC	South Korean Won	77,867,048	Sell	02/12/15	75,169	71,046	4,123
HSBC Bank PLC	South Korean Won	225,177,010	Sell	02/12/15	216,824	205,451	11,373
HSBC Bank PLC	South Korean Won	55,162,930	Sell	02/12/15	53,133	50,330	2,803
HSBC Bank PLC	EU Euro	20,387	Sell	01/20/15	25,168	24,674	494
HSBC Bank PLC	Swiss Franc	11,641	Sell	02/12/15	11,834	11,717	117
HSBC Bank PLC	EU Euro	8,955	Sell	01/20/15	11,152	10,838	314
HSBC Bank PLC	British Pound	231,622	Sell	02/19/15	364,480	360,871	3,609
HSBC Bank PLC	EU Euro	6,813	Sell	01/20/15	8,576	8,246	330
HSBC Bank PLC	British Pound	188,391	Sell	02/19/15	294,141	293,518	623
HSBC Bank PLC	EU Euro	31,313	Sell	01/20/15	39,900	37,898	2,002
HSBC Bank PLC	EU Euro	27,595	Sell	01/20/15	34,996	33,398	1,598
HSBC Bank PLC	EU Euro	12,790	Sell	01/20/15	16,203	15,479	724
HSBC Bank PLC	British Pound	89,307	Sell	02/19/15	141,659	139,142	2,517
HSBC Bank PLC	EU Euro	20,821	Sell	01/20/15	26,942	25,200	1,742
HSBC Bank PLC	EU Euro	48,856	Sell	01/20/15	63,457	59,130	4,327
HSBC Bank PLC	EU Euro	25,070	Sell	01/20/15	33,133	30,342	2,791
HSBC Bank PLC	EU Euro	42,165	Sell	05/18/15	52,487	51,089	1,398
HSBC Bank PLC	EU Euro	56,552	Sell	05/18/15	70,389	68,522	1,867
State Street Bank	EU Euro	5,371	Sell	01/20/15	6,602	6,500	102
State Street Bank	British Pound	109,389	Sell	02/19/15	170,493	170,430	63
State Street Bank	EU Euro	13,625	Sell	01/20/15	17,067	16,490	577

See Accompanying Notes to Financial Statements

VY® FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
State Street Bank	EU Euro	66,780	Sell	01/20/15	$84,633	$80,823	$3,810
State Street Bank	British Pound	584,353	Sell	02/19/15	914,637	910,434	4,203
State Street Bank	Swiss Franc	4,014	Sell	02/12/15	4,175	4,040	135
State Street Bank	British Pound	166,354	Sell	02/19/15	263,702	259,183	4,519
State Street Bank	EU Euro	3,318	Sell	01/20/15	4,300	4,015	285
State Street Bank	EU Euro	65,143	Sell	01/20/15	84,562	78,842	5,720
State Street Bank	EU Euro	40,265	Sell	01/20/15	53,134	48,732	4,402
State Street Bank	EU Euro	25,070	Sell	01/20/15	33,130	30,342	2,788
State Street Bank	EU Euro	289,656	Sell	01/20/15	385,237	350,568	34,669
State Street Bank	EU Euro	42,164	Sell	05/18/15	52,474	51,088	1,386
State Street Bank	Swiss Franc	170,970	Sell	02/12/15	187,850	172,091	15,759
State Street Bank	British Pound	609,450	Sell	02/19/15	1,011,900	949,535	62,365
State Street Bank	British Pound	8,339,782	Sell	02/19/15	13,899,081	12,993,553	905,528
							$3,985,971

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$3,992,752
Total Asset Derivatives		$3,992,752

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$377,826
Total Liability Derivatives		$377,826

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended Decermber 31, 2014 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Total
Equity contracts	481,059	$—	$481,059
Foreign exchange contracts	—	(3,221,219)	(3,221,219)
Total	$481,059	$(3,221,219)	$(2,740,160)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Total
Equity contracts	$43,164	$—	$43,164
Foreign exchange contracts	—	7,822,313	7,822,313
Total	$43,164	$7,822,313	$7,865,477

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

VY® FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments at December 31, 2014:

	Bank of America	Barclays Bank PLC	Credit Suisse Group AG	Deutsche Bank AG	HSBC Bank PLC	State Street Bank	Totals
Assets:
Forward foreign currency contracts	$1,476,565	$324	$1,159,381	$126,269	$183,704	$1,046,509	$3,992,752
Total Assets	1,476,565	324	1,159,381	126,269	183,704	1,046,509	3,992,752

Total asset derivative instruments subject to master netting agreements(1)	$—	$—	$—	$—	$—	$—	$—
Liabilities:
Forward foreign currency contracts	$49,658	$13,534	$63,822	$89,061	$47,227	$114,524	$377,826
Total Liabilities	49,658	13,534	63,822	89,061	47,227	114,524	377,826

Total liability derivative instruments subject to master netting agreements(1)	$—	$—	$—	$—	$—	$—	$—

(1)	At December 31, 2014, the Portfolio had not entered into any master netting agreements with its derivative counterparties as disclosed above. As such, the Portfolio did not have any amounts subject to offset.

Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.5%
		Consumer Discretionary: 16.0%
72,929	@	Ascent Capital Group, Inc.	$3,860,132	0.5
131,810		Brinker International, Inc.	7,735,929	1.0
149,963		Cinemark Holdings, Inc.	5,335,684	0.7
309,139	@	CROCS, Inc.	3,861,146	0.5
227,004	@	EW Scripps Co.	5,073,539	0.7
127,249	@	Iconix Brand Group, Inc.	4,299,744	0.5
234,508	@	Jarden Corp.	11,228,243	1.5
586,550	@	Office Depot, Inc.	5,029,666	0.6
93,713		Pool Corp.	5,945,153	0.8
2,522,595		Other Securities(a)	70,979,128	9.2
			123,348,364	16.0

		Consumer Staples: 3.8%
44,551		J&J Snack Foods Corp.	4,845,812	0.6
78,414		Spectrum Brands Holdings, Inc.	7,502,652	1.0
920,279		Other Securities(a)	16,760,703	2.2
			29,109,167	3.8

		Energy: 3.6%
2,140,450		Other Securities(a)	27,694,221	3.6

		Financials: 22.2%
350,833		Associated Banc-Corp.	6,536,019	0.8
70,106		EastGroup Properties, Inc.	4,439,112	0.6
152,369		HFF, Inc.	5,473,094	0.7
54,244		Mid-America Apartment Communities, Inc.	4,050,942	0.5
128,573		National Retail Properties, Inc.	5,061,919	0.7
139,375		ProAssurance Corp.	6,292,781	0.8
253,478		RLJ Lodging Trust	8,499,117	1.1
6,280,553		Other Securities (a)	130,516,713	17.0
			170,869,697	22.2

		Health Care: 12.5%
212,200	@	Catalent, Inc.	5,916,136	0.8
46,776	@	Centene Corp.	4,857,688	0.6
45,617	@	Idexx Laboratories, Inc.	6,763,632	0.9
37,160	@	MWI Veterinary Supply, Inc.	6,313,856	0.8
94,200	@	NuVasive, Inc.	4,442,472	0.6
52,796	@	WellCare Health Plans, Inc.	4,332,440	0.6
92,354		West Pharmaceutical Services, Inc.	4,916,927	0.6
2,535,075		Other Securities(a)	58,695,573	7.6
			96,238,724	12.5

COMMON STOCK: (continued)
		Industrials: 16.1%
126,468		Allison Transmission Holdings, Inc.	$4,287,265	0.6
65,600		Deluxe Corp.	4,083,600	0.5
102,512	@, L	Generac Holdings, Inc.	4,793,461	0.6
167,900	@	Hawaiian Holdings, Inc.	4,373,795	0.6
130,090		Herman Miller, Inc.	3,828,549	0.5
126,071		KAR Auction Services, Inc.	4,368,360	0.6
115,879		Knight Transportation, Inc.	3,900,487	0.5
71,846		RBC Bearings, Inc.	4,636,223	0.6
138,806	@	Rexnord Corp.	3,915,717	0.5
102,463		Toro Co.	6,538,164	0.9
230,609		Waste Connections, Inc.	10,144,490	1.3
2,721,577		Other Securities(a)	68,678,684	8.9
			123,548,795	16.1

		Information Technology: 15.0%
128,296		Advent Software, Inc.	3,930,989	0.5
136,948	@	CoreLogic, Inc.	4,326,187	0.5
42,573		FEI Co.	3,846,471	0.5
180,983	@	Freescale Semiconductor Holdings Ltd.	4,566,201	0.6
162,943		Monotype Imaging Holdings, Inc.	4,697,647	0.6
245,133	@	Rovi Corp.	5,537,554	0.7
163,000	@	Sanmina Corp.	3,835,390	0.5
149,120	@	Unisys Corp.	4,396,058	0.6
3,545,173		Other Securities(a)	80,682,589	10.5
			115,819,086	15.0

		Materials: 4.4%
104,925		Aptargroup, Inc.	7,013,187	0.9
130,963	@	Crown Holdings, Inc.	6,666,017	0.9
131,078		Silgan Holdings, Inc.	7,025,781	0.9
519,150		Other Securities	13,226,382	1.7
			33,931,367	4.4

		Telecommunication Services: 0.7%
333,232		Other Securities(a)	5,180,734	0.7

		Utilities: 3.2%
155,500	@	Dynegy, Inc.	4,719,425	0.6
99,733		NorthWestern Corp.	5,642,893	0.7
234,346		Portland General Electric Co.	8,865,309	1.2
116,928		Other Securities	5,306,567	0.7
			24,534,194	3.2
		Total Common Stock (Cost $577,102,005)	750,274,349	97.5

See Accompanying Notes to Financial Statements

VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 6.2%
	Securities Lending Collateralcc: 3.0%
5,983,937	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $5,983,967, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%– 10.500%, Market Value plus accrued interest $6,103,616, due 01/01/15–09/01/49)	$5,983,937	0.8
1,246,929	Citigroup, Inc., Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $1,246,934, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.375%– 8.000%, Market Value plus accrued interest $1,271,868, due 12/15/17–07/15/51)	1,246,929	0.1
1,247,818	Daiwa Capital Markets, Repurchase Agreement dated 12/31/14, 0.12%, due 01/02/15 (Repurchase Amount $1,247,826, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%– 6.500%, Market Value plus accrued interest $1,272,774, due 06/01/17–03/01/48)	1,247,818	0.1
5,983,937	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $5,983,963, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%– 8.875%, Market Value plus accrued interest $6,103,616, due 01/07/15–10/20/64)	5,983,937	0.8
3,000,000	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $3,000,015, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%– 7.250%, Market Value plus accrued interest $3,060,000, due 11/15/15–07/15/56)	3,000,000	0.4

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
5,984,151	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $5,984,200, collateralized by various U.S. Government Securities, 0.125%–2.500%, Market Value plus accrued interest $6,104,434, due 04/15/16–02/15/42)	$5,984,151	0.8
		23,446,772	3.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.2%
24,364,064	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $24,364,064)	24,364,064	3.2
	Total Short-Term Investments (Cost $47,810,836)	47,810,836	6.2
	Total Investments in Securities (Cost $624,912,841)	$798,085,185	103.7
	Liabilities in Excess of Other Assets	(28,585,492)	(3.7)
	Net Assets	$769,499,693	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

@	Non-income producing security.

cc	Represents securities purchased with cash collateral received for securities on loan.

L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $627,308,236.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$202,863,173
Gross Unrealized Depreciation	(32,086,244)
Net Unrealized Appreciation	$170,776,949

See Accompanying Notes to Financial Statements

VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$123,348,364	$—	$—	$123,348,364
Consumer Staples	29,109,167	—	—	29,109,167
Energy	27,694,221	—	—	27,694,221
Financials	170,869,697	—	—	170,869,697
Health Care	96,144,932	—	93,792	96,238,724
Industrials	123,548,795	—	—	123,548,795
Information Technology	115,819,086	—	—	115,819,086
Materials	33,931,367	—	—	33,931,367
Telecommunication Services	5,180,734	—	—	5,180,734
Utilities	24,534,194	—	—	24,534,194
Total Common Stock	750,180,557	—	93,792	750,274,349
Short-Term Investments	24,364,064	23,446,772	—	47,810,836
Total Investments, at fair value	$774,544,621	$23,446,772	$93,792	$798,085,185
Other Financial Instruments+
Futures	159,141	—	—	159,141
Total Assets	$774,703,762	$23,446,772	$93,792	$798,244,326

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2014, the following futures contracts were outstanding for VY® JPMorgan Small Cap Core Equity Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000® Mini Index	72	03/20/15	$8,645,040	$159,141
			$8,645,040	$159,141

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$159,141
Total Asset Derivatives		$159,141

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$795,845
Total	$795,845

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(223,205)
Total	$(223,205)

See Accompanying Notes to Financial Statements

VY® TEMPLETON GLOBAL GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.0%
		Brazil: 0.6%
415,999		Other Securities	$3,153,272	0.6

		Canada: 2.0%
1,406,500	L	Talisman Energy, Inc. —TSX	11,016,655	2.0

		China: 2.4%
7,003,129		Other Securities(a)	13,475,698	2.4

		Denmark: 0.6%
72,410		Other Securities(a)	3,174,545	0.6

		France: 8.6%
296,832		AXA S.A.	6,839,929	1.2
133,270		BNP Paribas	7,867,492	1.4
79,345		Cie Generale des Etablissements Michelin	7,162,230	1.3
495,180		Credit Agricole SA	6,392,060	1.1
91,550		Sanofi	8,346,678	1.5
165,330		Total S.A.	8,470,212	1.5
110,469		Other Securities	3,395,326	0.6
			48,473,927	8.6

		Germany: 6.4%
541,690		Deutsche Lufthansa AG	8,976,347	1.6
66,820		Merck KGaA	6,288,339	1.1
179,750		Metro AG	5,494,560	1.0
69,520		Siemens AG	7,800,432	1.4
211,270		Other Securities	7,222,787	1.3
			35,782,465	6.4

		Ireland: 0.8%
17,601		Other Securities	4,530,673	0.8

		Israel: 2.2%
211,157		Teva Pharmaceutical Industries Ltd. ADR	12,143,639	2.2

		Italy: 2.1%
1,011,434		UniCredit SpA	6,478,871	1.2
308,460		Other Securities	5,059,245	0.9
			11,538,116	2.1

		Japan: 2.8%
694,500		Nissan Motor Co., Ltd.	6,057,269	1.1
89,400		Toyota Motor Corp.	5,571,175	1.0
381,500		Other Securities	4,156,834	0.7
			15,785,278	2.8

		Netherlands: 3.7%
101,590		Akzo Nobel NV	7,029,035	1.2
159,697		Royal Dutch Shell PLC — Class B	5,517,712	1.0
558,050		Other Securities	8,496,000	1.5
			21,042,747	3.7

		Portugal: 0.8%
445,540		Other Securities	4,524,474	0.8

		Russia: 0.8%
340,241		Other Securities	4,554,588	0.8

COMMON STOCK: (continued)
		Singapore: 3.0%
2,532,000		Singapore Telecommunications Ltd.	$7,432,193	1.3
717,220		Other Securities	9,369,050	1.7
			16,801,243	3.0

		South Korea: 4.8%
171,330		KB Financial Group, Inc.	5,601,471	1.0
13,827		Samsung Electronics Co., Ltd.	16,623,435	2.9
19,689		Other Securities	4,959,557	0.9
			27,184,463	4.8

		Spain: 1.2%
482,017		Telefonica S.A.	6,920,589	1.2

		Sweden: 1.7%
275,360		Getinge AB	6,270,602	1.1
287,061		Other Securities	3,475,765	0.6
			9,746,367	1.7

		Switzerland: 4.6%
292,740		Credit Suisse Group	7,353,995	1.3
43,200		Roche Holding AG — Genusschein	11,704,704	2.1
80,590		Swiss Re Ltd.	6,751,163	1.2
			25,809,862	4.6

		Thailand: 0.3%
276,600		Other Securities	1,624,640	0.3

		Turkey: 1.3%
489,475	@	Turkcell Iletisim Hizmet AS ADR	7,400,862	1.3

		United Kingdom: 12.6%
742,336		Aviva PLC	5,577,465	1.0
787,340		BP PLC	4,997,709	0.9
377,230		CRH PLC — London	9,045,532	1.6
345,957		GlaxoSmithKline PLC	7,422,036	1.3
787,110		HSBC Holdings PLC	7,484,600	1.3
874,520	@	International Consolidated Airlines Group SA	6,583,456	1.2
1,509,326		Kingfisher PLC	7,978,524	1.4
4,363,903		Other Securities(a)	21,697,037	3.9
			70,786,359	12.6

		United States: 33.7%
174,580		American International Group, Inc.	9,778,226	1.7
68,680		Amgen, Inc.	10,940,037	2.0
268,800		Cisco Systems, Inc.	7,476,672	1.3
236,140		Citigroup, Inc.	12,777,535	2.3
216,460		Comcast Corp. — Class A	12,556,845	2.2
65,525		CVS Caremark Corp.	6,310,713	1.1
294,440		Hewlett-Packard Co.	11,815,877	2.1
120,000		JPMorgan Chase & Co.	7,509,600	1.3
144,030		Medtronic, Inc.	10,398,966	1.9

See Accompanying Notes to Financial Statements

VY® TEMPLETON GLOBAL GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United States: (continued)
92,100		Merck & Co., Inc.	$5,230,359	0.9
356,620		Microsoft Corp.	16,564,999	3.0
237,720		Morgan Stanley	9,223,536	1.6
195,600	@	Navistar International Corp.	6,548,688	1.2
369,580		Pfizer, Inc.	11,512,417	2.1
139,870		SunTrust Bank	5,860,553	1.1
194,240		Twenty-First Century Fox, Inc. — Class A	7,459,787	1.3
60,870		United Parcel Service, Inc. — Class B	6,766,918	1.2
614,664		Other Securities(a)	30,531,318	5.4
			189,263,046	33.7
		Total Common Stock (Cost $469,467,388)	544,733,508	97.0

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.9%
	Securities Lending Collateralcc: 0.9%
1,220,370	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,220,376, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%– 10.500%, Market Value plus accrued interest $1,244,777, due 01/01/15–09/01/49)	1,220,370	0.2
256,906	Daiwa Capital Markets, Repurchase Agreement dated 12/31/14, 0.12%, due 01/02/15 (Repurchase Amount $256,908, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%– 6.500%, Market Value plus accrued interest $262,044, due 06/01/17–03/01/48)	256,906	0.1
1,220,370	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $1,220,375, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%– 8.875%, Market Value plus accrued interest $1,244,777, due 01/07/15–10/20/64)	1,220,370	0.2

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
1,220,370	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,220,376, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%– 7.250%, Market Value plus accrued interest $1,244,777, due 11/15/15–07/15/56)	$1,220,370	0.2
1,220,370	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $1,220,380, collateralized by various U.S. Government Securities, 0.125%– 2.500%, Market Value plus accrued interest $1,244,900, due 04/15/16–02/15/42)	1,220,370	0.2
		5,138,386	0.9
	Total Short-Term Investments (Cost $5,138,386)	5,138,386	0.9
	Total Investments in Securities (Cost $474,605,774)	$549,871,894	97.9
	Assets in Excess of Other Liabilities	11,547,015	2.1
	Net Assets	$561,418,909	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security.

ADR	American Depositary Receipt

cc	Represents securities purchased with cash collateral received for securities on loan.

L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $474,666,438.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$133,177,281
Gross Unrealized Depreciation	(57,971,825)
Net Unrealized Appreciation	$75,205,456

See Accompanying Notes to Financial Statements

VY® TEMPLETON GLOBAL GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Sector Diversification	Percentage of Net Assets
Financials	21.1%
Health Care	17.7
Information Technology	12.3
Consumer Discretionary	11.8
Energy	11.4
Industrials	8.8
Telecommunication Services	5.9
Materials	5.1
Consumer Staples	2.9
Short-Term Investments	0.9
Assets in Excess of Other Liabilities	2.1
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
Brazil	$3,153,272	$—	$—	$3,153,272
Canada	11,016,655	—	—	11,016,655
China	1,467,750	12,007,948	—	13,475,698
Denmark	—	3,174,545	—	3,174,545
France	—	48,473,927	—	48,473,927
Germany	—	35,782,465	—	35,782,465
Ireland	4,530,673	—	—	4,530,673
Israel	12,143,639	—	—	12,143,639
Italy	—	11,538,116	—	11,538,116
Japan	—	15,785,278	—	15,785,278
Netherlands	—	21,042,747	—	21,042,747
Portugal	—	4,524,474	—	4,524,474
Russia	4,554,588	—	—	4,554,588
Singapore	4,508,223	12,293,020	—	16,801,243
South Korea	—	27,184,463	—	27,184,463
Spain	—	6,920,589	—	6,920,589
Sweden	—	9,746,367	—	9,746,367
Switzerland	—	25,809,862	—	25,809,862
Thailand	—	1,624,640	—	1,624,640
Turkey	7,400,862	—	—	7,400,862
United Kingdom	6,547,843	64,238,516	—	70,786,359
United States	186,781,407	2,481,639	—	189,263,046
Total Common Stock	242,104,912	302,628,596	—	544,733,508
Short-Term Investments	—	5,138,386	—	5,138,386
Total Investments, at fair value	$242,104,912	$307,766,982	$—	$549,871,894

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2014 were as follows:

Portfolio Name	Type	Per Share Amount
Voya High Yield Portfolio
Class ADV	NII	$0.6018
Class I	NII	$0.6577
Class S	NII	$0.6319
Class S2	NII	$0.6164
Voya Large Cap Growth Portfolio
Class ADV	NII	$0.0139
Class I	NII	$0.1003
Class S	NII	$0.0661
Class S2	NII	$0.0360
All Classes	STCG	$0.5670
All Classes	LTCG	$0.8838
Voya Large Cap Value Portfolio
Class ADV	NII	$0.2216
Class I	NII	$0.2624
Class S	NII	$0.2387
Class S2	NII	$0.2327
All Classes	LTCG	$0.2213
Voya Limited Maturity Bond Portfolio
Class ADV	NII	$0.0409
Class I	NII	$0.0989
Class S	NII	$0.0700
Voya Multi-Manager Large Cap Core Portfolio
Class ADV	NII	$0.1074
Class I	NII	$0.1918
Class S	NII	$0.1588
All Classes	STCG	$0.2747
All Classes	LTCG	$0.8800
Voya U.S. Stock Index Portfolio
Class ADV	NII	$0.1987
Class I	NII	$0.2710
Class S	NII	$0.2358
Class S2	NII	$0.2172
All Classes	STCG	$0.0251
All Classes	LTCG	$1.4672
VY® Clarion Real Estate Portfolio
Class ADV	NII	$0.3589
Class I	NII	$0.5033
Class S	NII	$0.4231
Class S2	NII	$0.3799
VY® Franklin Income Portfolio
Class ADV	NII	$0.4384
Class I	NII	$0.4746
Class S	NII	$0.4474
Class S2	NII	$0.4318
VY® Franklin Mutual Shares Portfolio
Class ADV	NII	$0.0896
Class I	NII	$0.1425
Class S	NII	$0.1151
VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV	NII	$0.0390
Class I	NII	$0.1187
Class S	NII	$0.0747
Class S2	NII	$0.0390
All Classes	STCG	$0.3382
All Classes	LTCG	$1.3570
VY® Templeton Global Growth Portfolio
Class ADV	NII	$0.1410
Class I	NII	$0.2255
Class S	NII	$0.1868
Class S2	NII	$0.1656

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2014, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Large Cap Growth Portfolio	31.39%
Voya Large Cap Value Portfolio	82.36%
Voya Multi-Manager Large Cap Core Portfolio	51.89%
Voya U.S. Stock Index Portfolio	99.94%
VY® Clarion Real Estate Portfolio	0.59%
VY® Franklin Income Portfolio	35.66%
VY® Franklin Mutual Shares Portfolio	99.99%
VY® JPMorgan Small Cap Core Equity Portfolio	47.49%
VY® Templeton Global Growth Portfolio	40.29%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolio below designates the following amounts as foreign taxes paid for the year ended December 31, 2014. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
VY® Templeton Global Growth Portfolio	$483,257	$0.0134	82.69%

*	None of the Portfolio’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	158	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Chairperson/Trustee	January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	158	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	158	Wisconsin Energy Corporation (June 2006–Present) and The Royce Funds (35 funds) (December 2009–Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	May 2013–Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991– July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014.	158	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	November 2007–Present	Retired.	158	First Marblehead Corporation (September 2003–Present).

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	May 2013–Present	Retired.	158	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2005–Present	Retired.	158	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	158	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	January 2006–Present	Consultant (May 2001–Present).	158	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 1994–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	158	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustee who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	November 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006–Present).	158
Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006–Present); and Voya Investment Trust Co. (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of the Portfolio (as defined below, “Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Voya family of funds is as of January 31, 2015.

(3)	Mr. Mathews is deemed to be an “Interested Person” of the Trust as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or any of Voya Financial, Inc.’s affiliates.

*	Effective on December 31, 2014, J. Michael Earley retired as a Trustee.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President	March 2003–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	March 2003–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Chief Compliance Officer	February 2012–Present
Senior Vice President and Chief Compliance Officer, Voya Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Funds Services, LLC (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (October 2003–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	July 2012–Present
Senior Vice President — Head of Fund Compliance, Voya Funds Services, LLC (June 2012–Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014–Present). Formerly, Vice President — Platform Product Management & Project Management, Voya Investments, LLC (April 2007–June 2012).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	September 2012–Present	Vice President, Voya Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, Voya Funds Services, LLC (March 2003–March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2004–Present	Vice President, Voya Funds Services, LLC (September 2004–Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	February 2003–Present
Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996–Present); Vice President, Voya Investments, LLC (October 2004–Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010–Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013–Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012–Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995–April 2010).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2014–Present	Vice President, Voya Funds Services, LLC (April 2014–Present). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	November 1999–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present). Formerly, Treasurer, Voya Family of Funds (November 1999–February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Vice President	September 2012–Present	Vice President, Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Investment Management — Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	May 2008–Present	Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Secretary	August 2003–Present
Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Trustees (the “Board”) of Voya Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts of Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya Multi-Manager Large Cap Core Portfolio, Voya U.S. Stock Index Portfolio, VY® Clarion Real Estate Portfolio, VY® Franklin Income Portfolio, VY® Franklin Mutual Shares Portfolio, VY® JPMorgan Small Cap Core Equity Portfolio, and VY® Templeton Global Growth Portfolio (collectively, the “Portfolios”), each a series of the Trust, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), must annually review and approve the Portfolios’ existing investment advisory and sub-advisory contracts. Thus, at a meeting held on September 12, 2014, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the amended and restated investment advisory contracts (the “Advisory Contracts”) between Voya Investments, LLC (“Adviser”) and the Portfolios as well as the amended and restated sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-advisers to each Portfolio (the “Sub-Advisers”).

The Independent Trustees also held separate meetings on August 14 and September 10, 2014, to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Board include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its September 12, 2014 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s advisory and sub-advisory relationships separately.

Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are some of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending September 30, 2015. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board followed a structured process (the “Contract Review Process”) pursuant to which it requested and considered relevant information when it decided whether to approve and renew the Advisory Contracts and Sub-Advisory Contracts. Among other actions, the Independent Trustees previously retained an independent consultant with experience in the mutual fund industry to assist them in working with personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to: identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information was provided to the Board; and determine the process for the Board’s review of such information.

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Advisers, as well as the oversight by the Adviser of the performance of the Sub-Advisers. The IRCs may apply a heightened level of scrutiny in cases where performance was below a Portfolio’s relevant benchmark, and/or a selected peer group of investment companies (“Selected Peer Group”), and/or Lipper Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median, as applicable.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which they request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provided certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”). The Independent Trustees periodically have retained, including most recently in 2014, an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee has routinely employed an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Group to be used by each Portfolio for certain comparison purposes during the renewal process.

Set forth below is a discussion of many of the Board’s primary considerations and conclusions in connection with its decision to approve each Portfolio’s Advisory and Sub-Advisory Contracts through September 30, 2015.

Nature, Extent and Quality of Service

The Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the September 12, 2014 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group and information regarding net asset flows into and out of the Portfolio; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to the Portfolio to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser (or the parent company of certain unaffiliated Sub-Advisers); (8) a draft narrative summary addressing key factors the Board customarily considers in evaluating the advisory and sub-advisory contracts for the Voya funds’ (including the Portfolio’s Advisory Contract and Sub-Advisory Contract); (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) a report by the Trust’s Chief Compliance Officer (“CCO”); and (11) other information relevant to the Board’s evaluations.

The Board was advised that pursuant to an agreement with the European Commission, ING Groep, N.V. (“ING Groep”) is required to divest its entire interest in Voya Financial, Inc. (formerly known as ING U.S. Inc.), its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and a Sub-Adviser affiliated with the Adviser, Voya Investment Management Co. LLC (“Voya IM”), by the end of 2016 (such divestment, the “Separation Plan”). Voya Financial, Inc. is, and was, at the time of the September Board meeting, a minority owned subsidiary of ING Groep and a parent company of the Adviser and Voya IM. The Board further noted that the Separation Plan may result in the Adviser’s and Voya IM’s loss of access to the services and resources of ING Groep, which could adversely affect their businesses and profitability. The Board was advised that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control.

The Board was advised that Voya Financial, Inc. had conducted an initial public offering of Voya Financial, Inc. common stock in May 2013 and ING Groep had divested additional shares through three other public offerings since May 2013, reducing its ownership interest in Voya Financial, Inc. to below 50%. The Board was advised that none of these public offerings was deemed to be a change of control. The Board recognized that if any future public offering is deemed to be a change of control, the investment advisory and sub-advisory agreements for each Voya fund would terminate and trigger a need for new agreements, which would require the approval of the Board and, potentially, shareholders of the Portfolios. The Board also was advised that there could be no assurance that the Separation Plan will be carried out completely. The Board considered the potential effects of the Separation Plan on the Portfolios and the Adviser and Voya IM, including the Adviser’s and Voya IM’s ability during and after the separation to perform the same level of service to the Portfolios as the Adviser and Voya IM then provided. The

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Board was advised that neither the Adviser nor Voya IM anticipated that the Separation Plan would have a material adverse impact on the Portfolios or their operations and administration.

The Board was advised that, in connection with the Separation Plan, Voya Financial, Inc. underwent a rebranding effort (the “Rebranding”) whereby Voya Financial, Inc. and several of its affiliates effected name changes. The Voya funds’ names, as well as the Adviser’s and Voya IM’s names, were also changed in connection with the Rebranding. The Rebranding resulted in amended and restated forms of advisory and sub-advisory contracts being presented to and approved by the Board at its September 12, 2014 meeting. The Board was advised that the Advisory and Sub-Advisory Contracts have the same terms as the current advisory and sub-advisory contracts, except for the effective date and certain immaterial changes made to certain provisions related to the Rebranding.

For each Portfolio, a specific class of shares was used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. The specified class of a Portfolio was chosen based on the 15(c) Methodology Guide and was compared to an analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in each Portfolio’s Selected Peer Group were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of- managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, and developments and ongoing operations of the Sub-Advisers under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Advisers provide to the Portfolios and the Sub-Advisers’ compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Advisers and the funds that they manage. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Advisers based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of each Sub-Adviser’s investment process and to try to identify issues that may be relevant to a Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board was advised of the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya funds complex. The Board considered that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a Voya fund.

The Board also considered that in the course of monitoring performance of the Sub-Advisers, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to a Selected Peer Group, to each Portfolio’s Morningstar category median, to its Lipper category median and to its primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Portfolios and alerts the IRCs to potential issues as they arise. The Board considered that MR&S also prepares Fund Dispersion Reports that seek to monitor any dispersion between the funds managed by non-Voya-affiliated sub-advisers and their similarly managed retail counterparts and assists the Board in carrying out its general oversight duties. The Board also was advised that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Advisers and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Portfolios also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board considered that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving a Voya fund’s performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s CCO and/or the Adviser’s CCO evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the Trust’s CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the Trust’s CCO in consultation with the Board’s Compliance Committee that guide the Trust’s CCO’s compliance oversight function.

The Board requested and, as applicable, considered information regarding the level of staffing, quality and experience of each Portfolio’s portfolio management team, the respective resources and reputations of the Adviser and Sub-Advisers, and the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel, the adequacy of the resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Adviser and each Sub-Adviser, whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs, and the Board considered the financial stability of the Adviser and each Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and each Sub-Adviser were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance information provided in the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2014.

The Board also considered at its September 12, 2014 meeting certain additional data regarding performance and Portfolio asset levels for various additional periods ending after March 31, 2014. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

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Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Advisers as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee rate schedules that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers. The Board also considered that some of the Portfolios that do not have advisory fee breakpoints do have fee waiver and/or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic, fee rates at projected levels of growth versus peers and the Portfolios’ investment performance.

Information Regarding Services to Other Clients

The Board requested and, as applicable, considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Advisers to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser or, in certain circumstances, a Sub-Adviser for these differences. For non-Voya-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or Sub-Advisers (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of the Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser and to the Adviser’s affiliated company that serves as the administrator to each Portfolio. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for the relevant Portfolio, including the portion of the contractual advisory fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one year, and not to terminate such agreement in future years without prior approval of the Board.

The Board requested information regarding and, as applicable, considered: (1) the fee rate structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and, as applicable, Voya IM, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Portfolio both with and without the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

companies, for distribution and administrative services. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as relevant to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also considered that the Adviser (and not a Portfolio) pays the sub-advisory fees earned by a non-Voya-affiliated Sub-Adviser. In addition, the Board considered that many of the Voya funds’ sub-advisers traditionally have not accounted for their profits on an account-by-account basis.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a Portfolio-by-Portfolio basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to the Portfolios in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and the Sub-Advisers primarily on the factors described for each Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in sub-advisers or portfolio managers; and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its September 12, 2014 meeting in relation to approving each Portfolio’s Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee rate and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

Voya High Yield Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya High Yield Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter, year-to-date, and one-year periods but outperformed for the three-year and five-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the most recent calendar quarter, year-to-date, and three-year periods, and the fourth quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) the Board approved a change to the Portfolio’s Sub-Adviser, which became effective February 2014, therefore more time is needed to assess the impact on the Portfolio’s performance; and (2) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Large Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Large Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter, year-to- date, and one-year periods, but outperformed for the three-year and five-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year and five-year periods, the fourth quintile for the most recent calendar quarter and year-to-date periods, and the fifth (lowest) quintile for the one-year period.

In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s longer-term performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio , the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management rate fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and equal to the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Large Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Large Cap Value Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year and five-year periods, and the third quintile for the most recent calendar quarter, year-to-date, and one-year periods.

In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s longer-term performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Voya Limited Maturity Bond Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Limited Maturity Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it outperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year and ten-year periods, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one- year period, and the fourth quintile for the most recent calendar quarter, year-to-date, three-year, five-year, and ten-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the effect that the Portfolio’s high-quality bias, lower duration and focus on low volatility returns had on its performance vis-à- vis its peer group; (2) Management’s confidence in the Sub-Adviser’s ability to execute the Portfolio’s investment mandate; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Multi-Manager Large Cap Core Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Multi- Manager Large Cap Core Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, the fourth quintile for the one-year period, and the fifth (lowest) quintile for the three- year and five-year periods. The Board also considered the individual performance of each of the Portfolio’s Sub-Advisers. In analyzing this performance data the Board took into account that Management would continue to monitor, and the Board or its IRC would periodically review, the performance of each of the Portfolio’s Sub-Advisers.

In analyzing this performance data, the Board took into account: (1) that the Portfolio’s former sub-adviser was replaced in May 2013 with two new Sub-Advisers, each of which manages a “sleeve” of the Portfolio’s assets, and it is reasonable to allow additional time to assess the Portfolio’s performance; (2) Management’s representations regarding the negative effect that stock selection and an underweight in the Health Care sector in one sleeve of the Portfolio had on the Portfolio’s performance; (3) Management’s discussion of steps being implemented to address performance; (4) Management’s representations regarding favorable performance in more recent periods; (5) Management’s confidence in the ability of each of the Portfolio’s Sub-Advisers to execute the Portfolio’s investment program; and (6) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rates payable by the Adviser to each Sub-Adviser are reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya U.S. Stock Index Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya U.S. Stock Index Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year and five-year periods, and the third quintile for the most recent calendar quarter, year-to-date, and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Clarion Real Estate Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for VY® Clarion Real Estate Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, one-year, five- year, and ten-year periods, and in the second quintile for the three-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Franklin Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for VY® Franklin Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representation regarding the competitiveness of the Portfolio’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Franklin Mutual Shares Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for VY® Franklin Mutual Shares Portfolio, the Board considered that, based on performance data for the periods ended March 31, 3014: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, and the fourth quintile for the one-year, three-year, and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the negative effect that sector weightings and stock selection had on the Portfolio’s performance; (2) Management’s observations regarding the Portfolio’s competitive performance during certain periods; (3) Management’s confidence in the Sub-Adviser’s ability to execute the Portfolio’s investment strategy; and (4) that Management would continue to closely monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) that, as directed by the Board during the 2013 annual contract renewal cycle, lower expense limits were implemented for the Portfolio in January 2014; (2) that, at the Board’s direction during the 2014 annual contract

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

renewal cycle, new, lower expense limits were implemented on behalf of the Portfolio, to become effective January 1, 2015; (3) Management’s representations regarding fee waivers and expense limitations, which lower the Portfolio’s effective management fee rate; and (4) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® JPMorgan Small Cap Core Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for VY® JPMorgan Small Cap Core Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and ten-year periods, the second quintile for the most recent calendar quarter, year-to-date, and five-year periods, and the third quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Templeton Global Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for VY® Templeton Global Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the ten-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, one-year, and three-year periods, the second quintile for the five-year period, and the third quintile for the ten-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and above the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH A CHANGE OF CONTROL EVENT

Section 15(c) of the 1940 Act, provides that, when the Portfolios enter into new investment advisory contracts with the Adviser, and the Adviser enters into new sub-advisory contracts between the Adviser and the Sub-Advisers, the Board, including a majority of the Independent Trustees, must approve the new arrangements. Discussed below are certain factors that the Board considered at a meeting held on November 18, 2014 in determining whether to approve new advisory and sub-advisory arrangements for the Portfolios in connection with a Change of Control Event, as such term is defined below, pursuant to the Separation Plan.

At the November 18, 2014 meeting, the Board noted that pursuant to an agreement with the European Commission, ING Groep N.V. (as defined above, “ING Groep”), the former parent company of the Adviser and Voya IM, is required to divest its entire interest in Voya Financial, Inc. (formerly, ING U.S., Inc.), its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser and Voya IM, by the end of 2016 (as defined above, the “Separation Plan”). Voya Financial, Inc. previously was a wholly owned, indirect subsidiary of ING Groep and is a parent company of the Adviser and Voya IM.

Each of the Portfolios is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a “Change of Control Event.” ING Groep’s base case to achieve the Separation Plan was through an initial public offering of Voya Financial, Inc. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of Voya Financial, Inc. stock, or, possibly, through one or more privately negotiated sales of the stock. The Board recognized that the Separation Plan contemplated several public offerings and each may have been deemed to be a Change of Control Event, triggering the necessity for new agreements, which would require the approval of the Board. The Board concluded that approval by shareholders of the new agreements that would become effective in the event of one or more Change of Control Events would permit the Portfolios to benefit from the continuation of services by the Adviser, Sub-Advisers, and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser obtained regulatory assurances from the staff of the U.S. Securities and Exchange Commission in March 2013 that they would not object to approval of future agreements by shareholders at a single shareholder meeting. Portfolio shareholders approved the future agreements in May 2013.

The IPO was completed in May 2013. ING Groep divested additional shares in Voya Financial, Inc. through four subsequent public offerings since May 2013, including a secondary common stock offering that closed on November 18, 2014 (the “November Transaction”). (In addition, concurrently with the November Transaction, Voya Financial, Inc. repurchased $175 million of its shares directly from ING Groep.) Upon the completion of the November Transaction and the concurrent direct share repurchase, ING Groep’s ownership in Voya Financial, Inc. was reduced from approximately 32.5% to approximately 19%. This was deemed to be a Change of Control Event that resulted in the termination of the Portfolios’ existing advisory and sub-advisory agreements (the “Prior Agreements”) at the close of business on November 18, 2014.

In light of the foregoing, on November 18, 2014 the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements (the “New Agreements”) for the Portfolios to replace the Prior Agreements upon termination. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders of the Portfolios in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Portfolios will not be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers, including Voya IM.

The decision by the Board, including a majority of the Independent Trustees, to approve the New Agreements was based on a determination by the Board that it would be in the best interests of the shareholders of the Portfolios for the Adviser and Sub-Advisers to continue providing investment advisory, sub-advisory, and related services for the Portfolios, without interruption, after the Change of Control Event.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and Sub-Advisers under the Prior Agreements and to be provided under the New Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Prior Agreements, which were most recently approved for continuation at the in-person meeting of the Board held on September 12, 2014. During the review process that led to its approval of the Prior Agreements on September 12, 2014, the Board was informed by the Adviser that it was likely the Board would be asked in the very near future to consider approval of the New Agreements. The Board further noted that the Change of Control Event would result in the Adviser’s and Voya IM’s loss of access to certain services and resources of ING Groep, which could adversely affect their businesses and profitability.

On September 12, 2014, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, to renew the Prior Agreements and that the fee rates set forth in the Prior Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Prior Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Prior Agreements; (3) the existence of any “fall-out” benefits to the Adviser, the Sub-Advisers, and their respective affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, Voya IM, and their affiliates with respect to their services to the Portfolios.

A further description of the process followed by the Board in approving the Prior Agreements on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth above under the section titled “BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS.”

In connection with its approval of the New Agreements, on November 18, 2014 the Board considered its conclusions in connection with its September 12, 2014 approvals of those Prior Agreements that were in effect on that date, including the Board’s assessment of the nature, extent and quality of services being provided and, as applicable, actions taken or to be taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its November 18, 2014 approvals of the New Agreements, the Board considered a representation from the Adviser that there were no additional developments not already disclosed to the Board since September 12, 2014 that would be a material consideration to the Board in connection with its consideration of the New Agreements.

In addition, in determining whether to approve the New Agreements, the Board took into account the considerations set out below.

1)	The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties when approving the New Agreements from K&L Gates, their independent legal counsel, which law firm has extensive experience regarding such matters.

2)	The Board considered Management’s representations regarding its commitment to maintain appropriate levels of overall staffing, ongoing resources and service quality through the transactions under the Separation Plan and after the Change of Control Event. The Board noted that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep, as contemplated by the Separation Plan, will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Portfolios. The Board also considered the importance of the asset management operations to the overall success of Voya Financial, Inc., which provides a strong incentive to Voya Financial, Inc. to provide appropriate resource allocations to support those asset management operations.

3)	The Board considered representations by the Adviser and its affiliates that approval of the New Agreements would be necessary for the Portfolios to continue receiving investment management services from the Adviser and Sub-Advisers following the November 18th Change of Control Event. In addition, the Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the New Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Portfolios than, the terms of the corresponding Prior Agreements.

4)	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Advisers can be expected to provide services of the same nature, extent and quality under the New Agreements as were provided under the Prior Agreements; and (b) the November 18th Change of

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Control Event is not expected to result in any changes to: (i) the management of the Portfolios, including the continuity of the Portfolios’ portfolio managers and other personnel responsible for the management operations of the Portfolios; or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

5)	The Board considered actions taken by the Adviser subsequent to the September 12, 2014 approvals of the Prior Agreements with respect to certain Voya funds in response to requests made by the Board in connection with those approvals.

6)	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the New Agreements.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on November 18, 2014, the Board, including a majority of the Independent Trustees, voted to approve the New Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and the New Agreements should be approved so as to enable a continuation without interruption of the services being provided by the current service providers pursuant to the Prior Agreements. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements.

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Investment Adviser
Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator
Voya Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	VPAR-VIT2AISS2 (1214-022015)

Annual Report

December 31, 2014

Classes ADV, I and S

Voya Investors Trust

n  VY® BlackRock Inflation Protected Bond Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Example	6
Report of Independent Registered Public Accounting Firm	7
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Portfolio of Investments	27
Tax Information	33
Trustee and Officer Information	34
Advisory Contract Approval Discussion	38

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolio’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolio’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolio’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

New Year, Hopeful View

Dear Shareholder,

As 2014 came to a close, U.S. economic growth accelerated, Japan and Europe were struggling and volatility re-emerged in markets around the world. Though periods of volatility may challenge investor resolve over the course of the year, we believe resilience will prevail thanks to continued improvements in global consumer and business spending and ample global liquidity.

Resilience has been a defining characteristic of markets for some time now, as we have seen them shake off such potentially destabilizing events as Europe’s chronic economic malaise, China’s growth slowdown and Japan’s sharp and surprising return to recession. And that’s not to mention the various geopolitical hotspots — Ukraine, the Middle East and elsewhere — that have flared up from time to time. Along the way markets have been fortified by all-time high U.S. corporate earnings; renewed monetary stimulus from central banks in Japan, Europe and China; and plummeting oil prices that have provided a positive supply shock to consumers and businesses. This confluence of events has bolstered markets worldwide and has raised investor confidence that such trends can be sustained into 2015.

Despite our optimism, we — as always — advocate a well-balanced, globally diversified portfolio. We believe such an approach is the best way to potentially benefit from whatever opportunities may arise, while limiting the potential for over-exposure to as-yet-unidentified risks. Also as always, be sure to review your investment strategy and portfolio with your financial advisor to ensure they continue to reflect your goals and needs. Thoroughly discuss any potential portfolio changes with your advisor before taking action.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
Executive Vice President
Voya Family of Funds
January 28, 2015

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2014

Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends ended 2013 at a record high. Investor sentiment had evidently reconciled itself to the tapering of the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases. The Fed’s December 18 announcement of a reduction in purchases to $75 billion per month with more to come was taken in stride. There was still plenty to worry about however and the Index endured an early slump and wide swings late in 2014 before ending up 9.81% for the year. (The Index returned 4.94% for the one year ended December 31, 2014, measured in U.S. dollars.)

It did not take long for worries about a flagging U.S. economy to resurface. A disappointingly weak employment report on January 10 showed only 74,000 jobs created in December, the lowest in nearly three years. A cold and snowy winter was thought to be depressing hiring and other key statistics like durable goods orders and home sales.

The Index reached its low point on February 3, down almost exactly 5% in 2014. Yet it took only 18 days to erase the loss despite new political turmoil that flared in Eastern Europe as Russia annexed Crimea after the president of Ukraine was deposed.

With the improvement in the season came a pick-up in U.S. economic data. Employment reports were looking better and the unemployment rate fell below 6%. The December bulletin marked the eighth consecutive month in which more than 200,000 jobs were created. National purchasing managers’ activity indices signaled healthy expansion. While the housing market was cooling, the annualized rate of existing home sales exceeded 5 million for five straight months. Consumer confidence touched seven-year high levels. Growth in gross domestic product (“GDP”) was –2.1% (annualized) in the first quarter but bounced back to 5.0% in the third.

Yet concerns remained about the sustainability of the recovery in the U.S. and worldwide. The improving U.S. employment situation was accompanied by labor force participation rates at or near the lowest since 1978. Wage growth was sluggish near 2% annually. The Fed’s monthly Treasury and mortgage-backed securities purchases ended in October.

Outside of the U.S., growth in China was decelerating, which also weighed on global commodity supplying countries. Japan re-entered recession in the third quarter after an April rise in consumption tax. But it was the euro zone that was the most problematic. Growth almost ground to a halt in the second and third quarters. Unemployment seemed stuck at 11.5%, while deflation was perilously close. Markets became increasingly skeptical that the European Central Bank (“ECB”) could attempt U.S., UK and Japan-style quantitative easing with Germany unequivocally opposed. Oil prices had been steadily falling since late June and would halve by year-end. Increased shale oil production notwithstanding, was this also a signal that global economic activity was weaker than anyone had imagined?

Securities prices mirrored investors’ mood swings in the last few months. The Index actually reached a new peak on September 19, but by October 16 fell 8.2%. From there the Index rebounded 12% to December 5, fell 5% to December 16 then rose 4% to end the year 1.3% below its all-time high.

In U.S. fixed income markets, the Barclays Long-Term U.S. Treasury sub-index returned a remarkable 25.07% in 2014; the Barclays Short-Term U.S. Treasury sub-index just 0.09% as the Treasury yield curve flattened. The Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 5.97%, while the Barclays U.S. Corporate Investment Grade Bond sub-index gained 7.46%. Both outperformed the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), which gained only 2.46%, perhaps reflecting growing disillusionment with the risk/reward profile of high yield bonds after strong returns in recent years.

U.S. equities, represented by the S&P 500® Index including dividends, returned 13.69% in the fiscal year, about 1.5% below its all-time high. The utilities sector was the top performer, returning 28.98%; not surprisingly, the only loser was energy, which dropped 7.78% as oil prices sagged. Record operating earnings per share for S&P 500® companies in the second and third quarters were supported by low interest rates, slow wage growth and historically high share buy-back volumes. Operating margins breached 10% for the first time.

In currencies, the dollar advanced against most other currencies over the year. The dollar surged 13.60% against the euro, on the U.S.’s much better growth and interest rate increase prospects, and 13.74% against the yen, on the likelihood of further monetary easing in Japan and an announced partial re-allocation into non-yen securities for the giant Government Pension Investment Fund (“GPIF”). The dollar gained less, 6.29%, on the pound. The UK had a better growth story than the euro zone, which however is the destination for about 40% of the UK’s exports.

In international markets, the MSCI Japan® Index rose 9.48% in 2014, boosted in the case of Japan’s large exporters by the falling yen and in general by the GPIF’s announcement described above. The MSCI Europe ex UK® Index added 6.63%. The poor economic data referred to above and the lingering conflict in Ukraine dampened markets, which were spasmodically supported by the possibility of quantitative easing. The strong health care sector contributed about one third of the total. Despite superior economic results, the MSCI UK® Index was much weaker, edging up 0.50%. UK stock indices are not particularly representative of the UK economy: the largest 14 names account for half of the index and comprise mostly global banking, energy, pharmaceuticals and materials companies. As a group, they held back returns by about 1.80%.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long-Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays Short-Term U.S. Treasury Index
A market capitalization-weighted index that is composed of fixed-rate, non-convertible U.S. Treasury securities that have a remaining maturity of between one and 12 months and have $250 million or more of outstanding face value.

Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Inflation Protected Securities Index	An unmanaged market index comprised of all U.S. Treasury Inflation Linked Securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

3

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2014 (as a percentage of net assets)

U.S. Treasury Obligations	51.9%
Foreign Government Bonds	19.0%
U.S. Government Agency Obligations	18.0%
Purchased Options	0.3%
Assets in Excess of Other Liabilities*	10.8%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

VY® BlackRock Inflation Protected Bond Portfolio (the “Portfolio”) seeks to maximize real return, consistent with preservation of real capital and prudent investment management. The Portfolio is managed by Gargi Chaudhuri, Managing Director, and Martin Hegarty, Managing Director, Portfolio Managers of BlackRock Financial Management, Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2014, the Portfolio’s Class I shares provided a total return of 2.81% compared to the Barclays U.S. Treasury Inflation Protected Securities (“TIPS”) Index, which returned 3.64% for the same period.

Portfolio Review: 2014 was marked by global Central Bank policy divergence, most notably between that of the US and UK, which were expected to ease off accommodation and quantitative easing (“QE”), and Europe and Japan, which saw greater need to add to or maintain their record levels of easy policy. In the US, the inflation market saw some support in the form of a more stable flow dynamic and upside surprises to both headline and core CPI in Spring and early Summer. However, in the latter half of the year, investors focused more on plummeting energy prices and follow through effects on the run rate of inflation. As energy collapsed, breakevens reached multi-year lows, with 10-yr US breakevens closing the year at 1.68%. In U.S. Federal Reserve Board (the “Fed”) policy, 2014 also saw a Yellen-led committee ultimately reduce and cease quantitative easing and begin shifting toward the beginning of interest rate normalization.

In the Eurozone, the European Central Bank (“ECB”) was challenged by a persistently low run rate of inflation, such that the measure of future inflation expectations broke below 2% for the first time since 2011—this measure represents an important psychological level, as the ECB has previously relied upon medium term inflation expectations remaining resilient. Indeed, as 2014 drew to a close, and both spot and forward inflation remained dangerously at or close to deflationary territory, consensus expectations drifted toward more unconventional measures of easing (such as full-scale sovereign QE).

In early 2014, the Portfolio was generally overweight long forward real rates as an expression of fundamental value. We believed that long forwards were trading too cheap relative to longer-term US growth expectations. As the year evolved and long forward real rates rallied and rate curves flattened, the Portfolio transitioned to an underweight in long forward real rates. Over the year, the Portfolio was generally long inflation expectations (US breakevens), especially further out the curve. As US breakevens collapsed in line with energy prices, this positioning detracted from performance. The Portfolio also held a short duration stance at various points in the year, in part to hedge declining energy prices, the Portfolio’s long US breakeven positioning, and to target the area of the curve most vulnerable to unexpected shifts in Fed policy. These shorts were generally concentrated in the front-end of both the real and nominal curve. In non-USD space, the Portfolio benefitted from allocations to Italian, New Zealand, and Brazilian inflation-linked bonds, and Australian real rate relative value trades relative to US rates.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)

Ginnie Mae, 3.500%, 12/20/44	10.0%
Freddie Mac, 3.500%, 12/01/44	8.0%
Bundesschatzanweisungen, –0.090%, 12/16/16	6.0%
France Government Bond OAT, 0.250%, 11/25/16	5.9%
United States Treasury Inflation Indexed Bonds, 2.375%, 01/15/25	5.0%
United States Treasury Inflation Indexed Bonds, 1.125%, 01/15/21	4.9%
United States Treasury Inflation Indexed Bonds, 1.750%, 01/15/28	4.6%
United States Treasury Inflation Indexed Bonds, 3.875%, 04/15/29	3.3%
United States Treasury Inflation Indexed Bonds, 2.375%, 01/15/27	3.3%
United States Treasury Inflation Indexed Bonds, 2.000%, 01/15/26	3.0%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

For security selection, the Portfolio was managed to be short off-the-run TIPS versus on-the-run TIPS, favoring the most recently issued TIPS across the curve. It continues to hold this position, as the changing regulatory environment and heightened pressure on dealer inventory at times pressure off-the-run issues versus their on-the-run counterparts.

Current Strategy and Outlook: US — We are constructive on 10+ year US inflation breakevens, and our forecast for core CPI remains poised toward 2.0%+ in 2015. We believe headline CPI is poised to dip towards deflationary territory by mid-2015. While the fall in energy prices has pressured spot breakevens, forward breakevens are stabilizing and we are biased to be long forwards (i.e. buy 10-year breakevens, simultaneously sell 5-year breakevens). In rates space, portfolios are positioned for higher real and nominal rates in the front end of the curve as this area remains most sensitive to both energy and unexpected pivots and shifts in Fed policy.

Europe — We continue to believe the ECB will remain firmly accommodative, facing added pressures from falling oil prices and a fragile growth outlook. In the periphery, we believe there is further room for compression relative to core Euro real rates and core Euro breakevens. Portfolios are generally positioned for long Italian breakeven and real rate outperformance.

Asia-Pacific — In Japan, we are short Japanese nominal duration. Additionally, the real yield pickup from owning New Zealand remains attractive, and portfolios have a modest allocation in 10yr NZD real rates.

FX — We remain long USD versus the EUR and JPY. More recently, we have initiated long USD versus AUD and NOK. We believe a slower run rate of growth in China will weigh on the Australian economy, and initiated a short Norwegian Krone position to hedge long breakeven positioning should energy continue on its downward trend.

*	Effective June 30, 2014, Gargi Chaudhuri replaced Brian Weinstein as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV, I and S April 30, 2007
Class ADV	2.14%	2.91%	3.64%
Class I	2.81%	3.56%	4.30%
Class S	2.54%	3.31%	4.01%
TIPS Index	3.64%	4.11%	4.86%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® BlackRock Inflation Protected Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

5

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014. The Portfolio’s expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2014*	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2014*

Class ADV	$1,000.00	$972.50	1.11%	$5.52	$1,000.00	$1,019.61	1.11%	$5.65
Class I	1,000.00	975.80	0.51	2.54	1,000.00	1,022.63	0.51	2.60
Class S	1,000.00	974.00	0.76	3.78	1,000.00	1,021.37	0.76	3.87

*	Expenses are equal to the Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Investors Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of VY® BlackRock Inflation Protected Bond Portfolio, a series of Voya Investors Trust, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VY® BlackRock Inflation Protected Bond Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 20, 2015

7

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2014

ASSETS:
Investments in securities at fair value*	$675,500,473
Short-term investments at fair value**	77,553,476
Total investments at fair value	$753,053,949
Cash collateral for futures	4,971,803
Cash pledged for centrally cleared swaps (Note 2)	635,000
Cash pledged as collateral for OTC derivatives (Note 2)	1,860,000
Foreign currencies at value***	253,454
Foreign cash collateral for futures****	280,590
Receivables:
Fund shares sold	1,054,800
Dividends	1,593
Interest	2,746,871
Unrealized appreciation on forward foreign currency contracts	3,371,602
Unrealized appreciation on OTC swap agreements	895,740
Prepaid expenses	6,504
Other assets	9,928
Total assets	769,141,834

LIABILITIES:
Payable for investment securities purchased	15,991
Payable for fund shares redeemed	901,887
Payable for foreign cash collateral for futures*****	5,280,182
Unrealized depreciation on forward foreign currency contracts	227,562
Unrealized depreciation on OTC swap agreements	635,806
Variation margin payable on centrally cleared swaps	15,655
Cash received as collateral for OTC derivatives (Note 2)	1,480,000
Payable for investment management fees	240,687
Payable for administrative fees	64,497
Payable for distribution and shareholder service fees	85,258
Payable to trustees under the deferred compensation plan (Note 6)	9,928
Payable for trustee fees	4,077
Other accrued expenses and liabilities	110,985
Written options, at fair valueˆ	2,390,602
Total liabilities	11,463,117
NET ASSETS	$757,678,717

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$832,520,110
Undistributed net investment income	3,595,156
Accumulated net realized loss	(63,229,427)
Net unrealized depreciation	(15,207,122)
NET ASSETS	$757,678,717
____________________
* Cost of investments in securities	$691,128,537
** Cost of short-term investments	$77,553,476
*** Cost of foreign currencies	$222,039
**** Cost of foreign cash collateral for futures	$280,590
***** Cost of payable for foreign cash collateral for futures	$5,280,182
ˆ Premiums received on written options	$2,648,649

See Accompanying Notes to Financial Statements

8

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2014 (CONTINUED)

Class ADV
Net assets	$63,936,398
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	6,916,229
Net asset value and redemption price per share	$9.24

Class I
Net assets	$450,442,235
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	47,210,559
Net asset value and redemption price per share	$9.54

Class S
Net assets	$243,300,084
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	25,668,428
Net asset value and redemption price per share	$9.48

See Accompanying Notes to Financial Statements

9

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2014

INVESTMENT INCOME:
Dividends	$16,100
Interest	13,629,705
Total investment income	13,645,805

EXPENSES:
Investment management fees	3,361,887
Distribution and shareholder service fees:
Class ADV	513,434
Class S	692,052
Transfer agent fees	1,131
Administrative service fees	815,463
Shareholder reporting expense	36,199
Professional fees	81,385
Custody and accounting expense	113,170
Trustee fees	24,464
Miscellaneous expense	21,358
Interest expense	2,595
Total expenses	5,663,138
Net waived and reimbursed fees	(428,878)
Net expenses	5,234,260
Net investment income	8,411,545

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(18,474,448)
Foreign currency related transactions	8,008,053
Futures	(8,663,585)
Swaps	10,866,739
Written options	2,226,288
Net realized loss	(6,036,953)
Net change in unrealized appreciation (depreciation) on:
Investments	17,873,641
Foreign currency related transactions	4,677,567
Futures	(3,567,809)
Swaps	1,589,615
Written options	(117,459)
Net change in unrealized appreciation (depreciation)	20,455,555
Net realized and unrealized gain	14,418,602
Increase in net assets resulting from operations	$22,830,147

See Accompanying Notes to Financial Statements

10

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income (loss)	$8,411,545	$(2,544,548)
Net realized (loss)	(6,036,953)	(44,227,885)
Net change in unrealized appreciation (depreciation)	20,455,555	(44,856,345)
Increase (decrease) in net assets resulting from operations	22,830,147	(91,628,778)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(782,440)	—
Class I	(7,135,022)	—
Class S	(3,644,355)	—
Net realized gains:
Class ADV	—	(5,829,445)
Class I	—	(31,555,058)
Class S	—	(25,448,314)
Total distributions	(11,561,817)	(62,832,817)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	80,576,920	145,156,569
Reinvestment of distributions	11,561,817	62,832,817
	92,138,737	207,989,386
Cost of shares redeemed	(198,275,634)	(399,999,798)
Net decrease in net assets resulting from capital share transactions	(106,136,897)	(192,010,412)
Net decrease in net assets	(94,868,567)	(346,472,007)

NET ASSETS:
Beginning of year or period	852,547,284	1,199,019,291
End of year or period	$757,678,717	$852,547,284
Undistributed net investment income at end of year or period	$3,595,156	$1,509,962

See Accompanying Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)		Expense net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Class ADV
12-31-14	9.15	0.05		0.15	0.20	0.11	—	—	0.11	—	9.24	2.14	1.30	1.11		1.11		0.57		63,936	527
12-31-13	10.74	(0.07	)•	(0.88)	(0.95)	—	0.64	—	0.64	—	9.15	(8.98)	1.29	1.14		1.14		(0.66)		74,204	613
12-31-12	10.73	0.02		0.61	0.63	0.04	0.58	—	0.62	—	10.74	5.95	1.28	1.13		1.13		0.19		102,747	475
12-31-11	10.26	0.14	•	1.01	1.15	0.23	0.45	—	0.68	—	10.73	11.50	1.29	1.13		1.13		1.36		63,860	465
12-31-10	10.07	0.04	•	0.47	0.51	0.11	0.21	—	0.32	—	10.26	5.07	1.31	1.11	†	1.11	†	0.36	†	21,390	413
Class I
12-31-14	9.42	0.11		0.16	0.27	0.15	—	—	0.15	—	9.54	2.81	0.55	0.51		0.51		1.18		450,442	527
12-31-13	10.97	(0.00	)*	(0.91)	(0.91)	—	0.64	—	0.64	—	9.42	(8.41)	0.54	0.54		0.54		(0.05)		476,969	613
12-31-12	10.91	0.09		0.61	0.70	0.06	0.58	—	0.64	—	10.97	6.56	0.53	0.53		0.53		0.83		508,369	475
12-31-11	10.41	0.26		0.97	1.23	0.28	0.45	—	0.73	—	10.91	12.10	0.54	0.53		0.53		2.45		423,197	465
12-31-10	10.15	0.13		0.46	0.59	0.12	0.21	—	0.33	—	10.41	5.89	0.56	0.51	†	0.51	†	1.23	†	424,890	413
Class S
12-31-14	9.37	0.09		0.15	0.24	0.13	—	—	0.13	—	9.48	2.54	0.80	0.76		0.76		0.90		243,300	527
12-31-13	10.94	(0.04	)•	(0.89)	(0.93)	—	0.64	—	0.64	—	9.37	(8.62)	0.79	0.79		0.79		(0.40)		301,374	613
12-31-12	10.90	0.06		0.61	0.67	0.05	0.58	—	0.63	—	10.94	6.26	0.78	0.78		0.78		0.50		587,903	475
12-31-11	10.40	0.20	•	1.01	1.21	0.26	0.45	—	0.71	—	10.90	11.91	0.79	0.78		0.78		1.86		522,743	465
12-31-10	10.16	0.10		0.46	0.56	0.11	0.21	—	0.32	—	10.40	5.59	0.81	0.76	†	0.76	†	0.96	†	264,757	413

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust currently consists of twenty-nine active separate investment series. The one series included in this report is: VY® BlackRock Inflation Protected Bond Portfolio (“BlackRock Inflation Protected Bond” or the “Portfolio”), a non-diversified series of the Trust. The investment objective of the Portfolio is described in the Portfolio’s Prospectus.

The Portfolio is authorized to offer three classes of shares: Adviser (“Class ADV”), Institutional (“Class I”), and Service (“Class S”). Each class has equal rights as to voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC (“DSL” or the “Investment Adviser”), a Delaware limited liability company, serves as the Investment Adviser to the Portfolio. Voya Funds Services, LLC (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Portfolio. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolio.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolio in the preparation of its financial statements. The Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over- the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are fair valued using an independent pricing service which takes into consideration such factors as benchmark yields, cash flow assumptions and issuer spreads as well as broker quotes and reported trades for the security as well as securities similar in type, quality, coupon and maturity. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value (“NAV”). Investments in securities of sufficient credit quality, maturing in 60 days or less, are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolio’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Portfolio calculates its NAV may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolio (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific

13

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of the Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating the Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If a significant event which is likely to impact the value of one or more foreign securities held by the Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that the Portfolio’s NAV is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Portfolio calculates its NAV. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time the Portfolio calculates its NAV. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that the Portfolio could obtain if it were to sell the security at the time of the close of the NYSE.

Each investment asset or liability of the Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Investment Adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Portfolio’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When the Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Portfolio can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after

14

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2014, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolio. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolio are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolio does not isolate the portion of its results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Distributions to Shareholders. The Portfolio distributes net investment income, if any, monthly and distributes net capital gains, if any, annually. The Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of the Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolio’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolio’s investment strategy permits the Portfolio to enter into various types of derivatives

15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the U.S. dollar appreciates against the currency, while the U.S. dollar value will increase as the U.S. dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Portfolio. Associated risks are not the risks that the Portfolio is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Portfolio. The Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Portfolio has entered into master netting arrangements, established within the Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At December 31, 2014, the maximum amount of loss that the Portfolio would incur if the counterparties to its derivative transactions failed to perform would be $6,632,544 which represents the gross payments to be received by the Portfolio on purchased options, forward foreign currency contracts, and OTC swaps were they to be unwound as of December 31, 2014. Certain counterparties had posted $1,480,000 in cash collateral to reduce the potential loss to the Portfolio.

The Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from the Portfolio. Credit related contingent features are established between the Portfolio and its derivatives counterparties to reduce the risk that the Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Portfolio’s net assets and or a percentage decrease in the Portfolio’s NAV, which could cause the Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Portfolio’s Master Agreements.

At December 31, 2014, the Portfolio had a net liability position of $3,071,359 on open OTC swaps, forward foreign currency contracts and written options with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2014, the Portfolio could have been required to pay this amount in cash to its counterparties. At December 31, 2014, the Portfolio had pledged $1,860,000 in cash collateral for open OTC derivative transactions.

H.  Forward Foreign Currency Contracts. The Portfolio may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the Portfolio of Investments.

For the year ended December 31, 2014, the Portfolio has entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolio uses forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return.

During the year ended December 31, 2014, the Portfolio had average contract amounts on forward foreign currency contracts to buy and sell of $26,251,192 and $186,327,899, respectively.

I.  Futures Contracts. The Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following the Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

initial margin requirements on open futures contracts are noted in the Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Portfolio’s Statement of Operations. Realized gains (losses) are reported in the Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

At December 31, 2014, the Portfolio has pledged U.S. Treasury Inflation Indexed Protected Securities with a original par value of $1,287,500 with the broker as collateral for open futures contracts. The securities have been footnoted as pledged in the Portfolio of Investments.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2014, the Portfolio purchased and sold futures contracts on various bonds and notes as part of its duration strategy.

During the year ended December 31, 2014, the Portfolio had average notional values on futures contracts purchased and sold of $182,727,901 and $440,950,459, respectively.

J.  Options Contracts. The Portfolio may purchase put and call options and may write (sell) put options and covered call options. The Portfolio may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolio upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolio will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolio give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2014, the Portfolio had purchased options on exchange-traded futures contracts to manage its duration strategy. Please refer to the Portfolio of Investments for open purchased options on exchange-traded futures at December 31, 2014.

During the year ended December 31, 2014, the Portfolio had purchased options on foreign currencies to manage its foreign exchange exposure. There were no open foreign currency options at December 31, 2014.

During the year ended December 31, 2014, the Portfolio had purchased interest rate swaptions to manage its duration strategy. Please refer to the Portfolio of Investments for open purchased interest rate swaptions at December 31, 2014.

During the year ended December 31, 2014, the Portfolio had purchased inflation caps and inflation floors to manage its duration strategy. Please refer to the Portfolio of Investments for open purchased inflation floors at December 31, 2014. There were no open inflation caps at December 31, 2014.

During the year ended December 31, 2014, the Portfolio had written options on exchange-traded futures contracts to generate income. Please refer to the table following the Portfolio of Investments for open written options on exchange-traded futures at December 31, 2014.

During the year ended December 31, 2014, the Portfolio had written interest rate swaptions to generate income. Please refer to the table following the Portfolio of Investments for open written swaptions at December 31, 2014.

During the year ended December 31, 2014, the Portfolio had written inflation caps to generate income. Please refer to the table following the Portfolio of Investments for open interest rate swaptions at December 31, 2014.

During the year ended December 31, 2014, the Portfolio had written options on foreign currencies to generate income. There were no open foreign currency options at December 31, 2014.

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Please refer to Note 9 for the volume of both purchased and written option activity during the year ended December 31, 2014.

K.  Swap Agreements. The Portfolio may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following the Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Portfolio’s Statement of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by the Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statement of Operations upon termination or maturity of the swap. The Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which the Portfolio may make payments that are greater than what the Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2014, the Portfolio had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $23,442,500.

For the year ended December 31, 2014, the Portfolio had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $77,068,358.

The Portfolio enters into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables following the Portfolio of Investments for open interest rate swaps at December 31, 2014.

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

At December 31, 2014, the Portfolio had posted $635,000 in cash collateral for open centrally cleared interest rate swaps.

Total Return Swap Contracts. A total return swap involves the agreement between counterparties to exchange periodic payments based on an asset (such as a basket of securities) or non-asset (such as an index) reference. The periodic payments or cash flows, are usually based on the non-asset reference versus the total return or the asset-based reference. The asset-based reference generally includes unrealized appreciation or depreciation and to the extent that the total return falls short of or exceeds the non-asset reference, the Portfolio will make or receive a payment to the counterparty. Risks of total return swaps include credit, liquidity and market risks.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument, or instruments. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

For the year ended December 31, 2014, the Portfolio had entered into total return swaps to increase exposure to the interest rate risk of various indices. These total return swaps require the fund to pay, or receive payments, to, or from, the counterparty based on the movement of interest rate spreads of the related indices. The Portfolio enters into total return swaps as part of its duration and inflation strategy. For the year ended December 31, 2014, the Portfolio had an average notional amount of $308,097,125 on total return swaps. Please refer to the table following the Portfolio of Investments for open total return swaps at December 31, 2014.

L.  Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

M.  Securities Lending. The Portfolio may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides the Portfolio indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements (see Note 11). Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolio.

N.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2014, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

Purchases	Sales
$1,596,253,231	$1,609,786,652

U.S. government securities not included above were as follows:

Purchases	Sales
$2,550,839,634	$2,639,521,919

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolio has entered into an investment management agreement (“Investment Management Agreement”) with the Investment Adviser. The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on annual rates of 0.45% on the first $200 million; 0.40% on the next $800 million; 0.30% on the amount in excess of $1 billion of the average daily net assets of the Portfolio. Effective January 1, 2014, the Investment Adviser has contractually agreed to waive 0.04% of the advisory fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

The Administrator provides certain administrative and shareholder services necessary for the Portfolio’s operations, and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from the Portfolio a fee at an annual rate of 0.10% of the Portfolio’s average daily net assets.

The Trust and the Investment Adviser have entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (the “Sub-Adviser”). The Sub-Adviser provides investment advice for the Portfolio and is paid by the Investment Adviser based on the average daily net assets of the Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, the Sub-Adviser manages the Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations.

In placing equity security transactions, the Sub-Adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, the Sub-Adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolio. Under these programs, the participating broker-dealers will return to the Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolio and not the Sub-Adviser. Any amount credited to the Portfolio is reflected as brokerage commission recapture on the accompanying Statement of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEE

The Trust has entered into a Shareholder Service Plan (the “Plan”) for the Class S shares of the Portfolio. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S shares. Under the Plan, the Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S shares.

Class ADV shares of the Portfolio have a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay the Distributor a service fee of 0.25% and a distribution fee of 0.50% of the Portfolio’s average daily net assets attributable to Class ADV shares. The Distributor has contractually agreed to waive a portion of the distribution fee equal to 0.15% of the Portfolio’s average daily net assets attributable to Class ADV shares so that the actual fee paid by the Portfolio is a rate of 0.35%. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2014, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc.or affiliated investment companies owned more than 5% of the Portfolio:

Subsidiary/Affiliated Investment Company	Percentage
Voya Institutional Trust Company	8.74%
Voya Insurance and Annuity Company	31.08
Voya Retirement Conservative Portfolio	15.81
Voya Retirement Moderate Portfolio	28.19
Voya Solution 2015 Portfolio	6.03

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. When the Portfolio has a common owner that owns over 25% of the outstanding securities of the Portfolio, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolio purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolio’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement with the Portfolio, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Class ADV	Class I	Class S
1.23%	0.63%	0.88%

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

The Investment Adviser may, at a later date, recoup from the Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of December 31, 2014, the Portfolio did not have any amount of waived or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

The expense limitation agreement is contractual through May 1, 2015 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

The Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 23, 2014, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolio utilized the line of credit during the year ended December 31, 2014 as follows:

Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
5	$17,543,000	1.08%

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for the Portfolio during the year ended December 31, 2014 were as follows:

	AUD Notional	EUR Notional	USD Notional	Cost
Balance at 12/31/2013	—	13,330,000	—	$103,572
Options Purchased	53,880,000	123,461,000	39,750,000	1,100,839
Options Terminated in Closing Sell Transactions	—	(6,155,000)	(15,225,000)	(139,767)
Options Expired	—	(118,371,000)	(9,300,000)	(485,008)
Balance at 12/31/2014	53,880,000	12,265,000	15,225,000	$579,636

Transactions in purchased interest rate swaptions for the Portfolio during the year ended December 31, 2014 were as follows:

	USD Notional	EUR Notional	Cost
Balance at 12/31/2013	38,600,000	10,100,000	$3,354,115
Options Purchased	246,480,000	—	3,177,298
Options Terminated in Closing Sell Transactions	(199,280,000)	—	(4,282,707)
Options Expired	(77,200,000)	—	(493,980)
Balance at 12/31/2014	8,600,000	10,100,000	$1,754,726

Transactions in purchased inflation floor options for the Portfolio during the year ended December 31, 2014 were as follows:

	USD Notional	Cost
Balance at 12/31/2013	8,810,000	$17,828
Options Purchased	—	—
Options Terminated in Closing Sell Transactions	—	—
Options Expired	—	—
Balance at 12/31/2014	8,810,000	$17,828

Transactions in purchased inflation cap options for the Portfolio during the year ended December 31, 2014 were as follows:

	USD Notional	Cost
Balance at 12/31/2013	54,760,000	$82,141
Options Purchased	—	—
Options Terminated in Closing Sell Transactions	—	—
Options Expired	(54,760,000)	(82,141)
Balance at 12/31/2014	—	$—

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in purchased options on exchange-traded futures contracts for the Portfolio during the year ended December 31, 2014 were as follows:

	Number of Contracts	Cost
Balance at 12/31/2013	651	$147,582
Options Purchased	16,024	5,070,704
Options Terminated in Closing Sell Transactions	(4,539)	(1,535,736)
Options Exercised	(427)	(173,346)
Options Expired	(11,204)	(3,106,072)
Balance at 12/31/2014	505	$403,132

Transactions in written foreign currency options for the Portfolio during the year ended December 31, 2014 were as follows:

	AUD Notional	EUR Notional	NZD Notional	USD Notional	Premiums Received
Balance at 12/31/2013	—	13,290,000	—	4,490,000	$243,513
Options Written	72,145,000	27,340,000	4,065,000	24,345,000	873,756
Options Terminated in Closing Sell Transactions	—	—	—	—	—
Options Exercised	—	—	—	—	—
Options Expired	—	(40,630,000)	(4,065,000)	(13,610,000)	(559,188)
Balance at 12/31/2014	72,145,000	—	—	15,225,000	$558,081

Transactions in written inflation caps for the Portfolio during the year ended December 31, 2014 were as follows:

	EUR Notional	Premiums Received
Balance at 12/31/2013	3,140,000	$217,411
Options Written	—	—
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	—	—
Balance at 12/31/2014	3,140,000	$217,411

Transactions in written interest rate swaptions for the Portfolio during the year ended December 31, 2014 were as follows:

	EUR Notional	USD Notional	Premiums Received
Balance at 12/31/2013	10,100,000	79,200,000	$1,330,815
Options Written	—	121,780,000	3,055,726
Options Terminated in Closing Purchase Transactions	—	(123,680,000)	(2,820,981)
Options Expired	—	—	—
Balance at 12/31/2014	10,100,000	77,300,000	$1,565,560

Transactions in written options on exchange-traded futures contracts for the Portfolio during the year ended December 31, 2014 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/2013	651	$47,718
Options Written	3,950	1,184,863
Options Terminated in Closing Purchase Transactions	(2,399)	(435,437)
Options Exercised	—	—
Options Expired	(1,825)	(489,547)
Balance at 12/31/2014	377	$307,597

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class ADV
12/31/2014	192,234	—	82,393	(1,468,409)	(1,193,782)	1,792,055	—	782,440	(13,751,308)	(11,176,813)
12/31/2013	1,110,945	—	621,476	(3,193,399)	(1,460,978)	11,319,723	—	5,829,445	(31,108,399)	(13,959,231)
Class I
12/31/2014	4,923,977	—	729,393	(9,069,881)	(3,416,511)	47,538,861	—	7,135,022	(87,633,164)	(32,959,281)
12/31/2013	10,731,007	—	3,276,745	(9,730,218)	4,277,534	110,794,078	—	31,555,058	(98,063,938)	44,285,198
Class S
12/31/2014	3,218,636	—	374,784	(10,096,768)	(6,503,348)	31,246,004	—	3,644,355	(96,891,162)	(62,000,803)
12/31/2013	2,211,668	—	2,653,630	(26,453,142)	(21,587,844)	23,042,768	—	25,448,314	(270,827,461)	(222,336,379)

NOTE 11 — SECURITIES LENDING

Under an agreement with BNY, the Portfolio can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolio at their last sale price or official closing price on the principal

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

exchange or system on which they are traded and any additional collateral is delivered to the Portfolio on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolio bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolio indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolio.

At December 31, 2014, the Portfolio did not have any outstanding securities on loan.

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Portfolio and their corresponding risks, see the Portfolio’s most recent Prospectus and/or the Statement of Additional Information.

Non-Diversified. The Portfolio is classified as a non-diversified investment company under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Portfolio. The investment of a large percentage of the Portfolio’s assets in the securities of a small number of issuers may cause the Portfolio’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, the Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Foreign Securities. Investments in foreign (non-U.S.) securities may entail risks not present in domestic investments. Since securities in which the Portfolio may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolio’s investments.

Investment by Funds-of-Funds. As an underlying fund (“Underlying Fund”) of a fund-of-fund, shares of the Portfolio may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the fund-of-fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of December 31, 2014:

Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$5,235,466	$(5,235,466)

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended December 31, 2014	Year Ended December 31, 2013
Ordinary Income	Ordinary Income	Long-term Capital Gain
$11,561,817	$60,825,848	$2,006,969

The tax-basis components of distributable earnings as of December 31, 2014 were:

		Capital Loss Carryforwards
Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
$6,748,380	$(17,206,132)	$(17,379,811)	Short-term	None
		(46,994,646)	Long-term	None
		$(64,374,457)

The Portfolio’s major tax jurisdictions are U.S. federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

As of December 31, 2014, no provision for income tax is required in the Portfolio’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and is required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and Sub-Adviser provide services to the Portfolio. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Portfolio, as applicable, in connection with the IPO. In addition, in 2013, shareholders of the Portfolio approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements. At that meeting, the Investment Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc.

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 14 — RESTRUCTURING PLAN (continued)

As a result, shareholders of the Portfolio will not be asked to vote again on this new agreement with the Investment Adviser.

NOTE 15 — SUBSEQUENT EVENTS

Dividends: Subsequent to December 31, 2014, the Portfolio declared net investment income dividends of:

	Per Share Amount	Payable Date	Record Date
Class ADV	$0.0482	February 3, 2015	January 30, 2015
Class I	$0.0331	February 3, 2015	January 30, 2015
Class S	$0.0400	February 3, 2015	January 30, 2015

Subsequent to the period end, the Board approved amendments to the Portfolio’s Valuation Procedures which changed the valuation methodology for investments in securities of sufficient credit quality, maturing in 60 days or less from amortized cost to a price provided by an independent pricing service.

The Portfolio has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

26

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: 51.9%
		Treasury Inflation Indexed Protected Securities: 51.9%
1,704,937		0.125%, due 04/15/16	$1,700,143	0.2
8,782,906		0.125%, due 04/15/17	8,792,857	1.2
3,692,568		0.125%, due 04/15/18	3,681,029	0.5
15,969,450		0.125%, due 04/15/19	15,815,377	2.1
22,577,433		0.125%, due 01/15/22	22,012,998	2.9
4,248,655		0.125%, due 07/15/22	4,148,578	0.5
13,246,826		0.125%, due 01/15/23	12,839,075	1.7
11,339,433		0.125%, due 07/15/24	10,945,649	1.4
10,906,579		0.375%, due 07/15/23	10,806,882	1.4
250,618		0.625%, due 07/15/21	254,319	0.0
11,278,857		0.625%, due 01/15/24	11,356,399	1.5
2,970,206		0.625%, due 02/15/43	2,807,192	0.4
16,953,859		0.750%, due 02/15/42	16,556,494	2.2
35,308,062		1.125%, due 01/15/21	36,760,389	4.9
14,153,360		1.250%, due 07/15/20	14,882,032	2.0
11,479,381		1.375%, due 01/15/20	12,065,908	1.6
10,386,360		1.375%, due 02/15/44	11,810,019	1.6
30,451,981	S	1.750%, due 01/15/28	34,567,749	4.6
19,786,306		2.000%, due 01/15/26	22,725,660	3.0
7,691,068		2.125%, due 02/15/40	10,011,609	1.3
4,277,967		2.125%, due 02/15/41	5,609,485	0.7
32,235,309	S	2.375%, due 01/15/25	37,931,901	5.0
20,735,840		2.375%, due 01/15/27	24,878,965	3.3
8,990,804		2.500%, due 01/15/29	11,193,902	1.5
3,270,554		3.375%, due 04/15/32	4,651,853	0.6
13,997,285		3.625%, due 04/15/28	19,300,940	2.5
17,422,591	S	3.875%, due 04/15/29	25,010,948	3.3

		Total U.S. Treasury Obligations (Cost $403,235,211)	393,118,352	51.9

FOREIGN GOVERNMENT BONDS: 19.0%
EUR 3,637,546		Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, 0.750%, 04/15/18	4,523,165	0.6
EUR 37,250,000		Bundesschatzanweisungen, –0.090%, 12/16/16	45,152,863	6.0
EUR 16,995,083		Deutsche Bundesrepublik Inflation Linked Bond, 1.500%, 04/15/16	20,729,986	2.7
EUR 36,650,000		France Government Bond OAT, 0.250%, 11/25/16	44,587,396	5.9
EUR 605,900		Hellenic Republic Government Bond, 19.490%, 10/15/42	5,279	0.0
EUR 3,964,513		Italy Buoni Poliennali Del Tesoro, 2.100%, 09/15/16	4,905,498	0.7
EUR 3,273,977	#	Italy Buoni Poliennali Del Tesoro, 2.350%, 09/15/24	4,408,041	0.6
EUR 1,163,475		Italy Buoni Poliennali Del Tesoro, 2.550%, 09/15/41	1,562,213	0.2
EUR 731,264		Italy Buoni Poliennali Del Tesoro, 2.600%, 09/15/23	1,002,370	0.1

FOREIGN GOVERNMENT BONDS: (continued)
NZD 13,105,000		New Zealand Government Bond, 3.000%, 09/20/30	$11,544,773	1.5
EUR 4,364,755	#	Spain Government Inflation Linked Bond, 0.550%, 11/30/19	5,330,356	0.7

		Total Foreign Government Bonds (Cost $149,128,425)	143,751,940	19.0

U.S. GOVERNMENT AGENCY OBLIGATIONS: 18.0%
		Federal Home Loan Mortgage Corporation: 8.0%##
57,900,000		3.500%, due 12/01/44	60,285,245	8.0

		Government National Mortgage Association: 10.0%
72,050,000		3.500%, due 12/20/44	75,766,685	10.0

		Total U.S. Government Agency Obligations (Cost $136,009,579)	136,051,930	18.0

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: 0.3%
		Options on Currencies: 0.1%
9,135,000	@	Call AUD vs. Put USD, Strike @ 0.890, Exp. 02/17/15 Counterparty: UBS AG	889	0.0
8,825,000	@	Call AUD vs. Put USD, Strike @ 0.880, Exp. 02/17/15 Counterparty: Deutsche Bank AG	1,778	0.0
12,265,000	@	Call EUR vs. Put USD, Strike @ 1.280, Exp. 01/16/15 Counterparty: Deutsche Bank AG	259	0.0
15,225,000	@	Call USD vs. Put NOK, Strike @ 7.580, Exp. 02/06/15 Counterparty: Deutsche Bank AG	216,371	0.0
9,135,000	@	Put AUD vs. Call USD, Strike @ 0.860, Exp. 02/17/15 Counterparty: UBS AG	431,854	0.1
9,135,000	@	Put AUD vs. Call USD, Strike @ 0.845, Exp. 01/06/15 Counterparty: UBS AG	264,424	0.0
8,825,000	@	Put AUD vs. Call USD, Strike @ 0.820, Exp. 01/06/15 Counterparty: Deutsche Bank AG	53,603	0.0
8,825,000	@	Put AUD vs. Call USD, Strike @ 0.820, Exp. 01/06/15 Counterparty: Deutsche Bank AG	53,603	0.0
			1,022,781	0.1

See Accompanying Notes to Financial Statements

27

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: (continued)
		Options on Exchange Traded Futures Contracts: 0.0%
505	@	U.S. Treasury 10-Year Note, Strike @ 125.500, Exp. 02/20/15	$213,049	0.0

		Options on Inflation Floors: 0.0%
8,810,000	@	Inflation Rate Floor on Eurostat Eurozone HICP Ex Tobacco NSA (CPTFEMU), Portfolio receives maximum of 0% minus CPTFEMU., Exp. 11/19/15 Counterparty: Barclays Bank PLC	25,381	0.0

		OTC Interest Rate Swaptions: 0.2%
3,600,000	@	Receive a fixed rate equal to 3.000% and pay a floating rate based on 3-month USD-LIBOR, Exp. 11/21/17 Counterparty: Barclays Bank PLC	371,333	0.1
5,000,000	@	Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 4.000%, Exp. 11/21/17 Counterparty: Barclays Bank PLC	150,786	0.0
10,100,000	@	Receive a floating rate equal to the 6-month EUR-EURIBOR and pay a fixed rate equal to 2.500%, Exp. 06/08/22 Counterparty: Deutsche Bank AG	794,921	0.1
			1,317,040	0.2

		Total Purchased Options (Cost $2,755,322)	2,578,251	0.3

		Total Long-Term Investments (Cost $691,128,537)	675,500,473	89.2

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 10.2%
	Mutual Funds: 10.2%
39,402,903	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††	$39,402,903	5.2
38,150,573	Dreyfus Treasury & Agency Cash Management Fund—Institutional Shares, 0.010%††	38,150,573	5.0

	Total Short-Term Investments (Cost $77,553,476)	77,553,476	10.2

	Total Investments in Securities (Cost $768,682,013)	$753,053,949	99.4
	Assets in Excess of Other Liabilities	4,624,768	0.6
	Net Assets	$757,678,717	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2014.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security.
S	All or a portion of this security has been identified by the Portfolio to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
EUR	EU Euro
NZD	New Zealand Dollar

Cost for federal income tax purposes is $769,857,671.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$1,662,942
Gross Unrealized Depreciation	(18,466,664)
Net Unrealized Depreciation	$(16,803,722)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Purchased Options	$213,049	$2,365,202	$—	$2,578,251
Foreign Government Bonds	—	143,751,940	—	143,751,940
Short-Term Investments	77,553,476	—	—	77,553,476
U.S. Government Agency Obligations	—	136,051,930	—	136,051,930
U.S. Treasury Obligations	—	393,118,352	—	393,118,352
Total Investments, at fair value	$77,766,525	$675,287,424	$—	$753,053,949

See Accompanying Notes to Financial Statements

28

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$3,371,602	$—	$3,371,602
Futures	47,416	—	—	47,416
OTC Swaps	—	895,740	—	895,740
Total Assets	$77,813,941	$679,554,766	$—	$757,368,707
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(633,876)	$—	$(633,876)
Forward Foreign Currency Contracts	—	(227,562)	—	(227,562)
Futures	(2,665,338)	—	—	(2,665,338)
OTC Swaps	—	(635,806)	—	(635,806)
Written Options	(182,611)	(2,207,991)	—	(2,390,602)
Total Liabilities	$(2,847,949)	$(3,705,235)	$—	$(6,553,184)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2014, the following forward foreign currency contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	EU Euro	4,543,000	Buy	01/07/15	$5,599,288	$5,497,570	$(101,718)
HSBC Bank PLC	British Pound	1,980,000	Buy	01/07/15	3,105,343	3,085,915	(19,428)
Royal Bank of Canada	EU Euro	1,541,000	Buy	01/07/15	1,896,991	1,864,794	(32,197)
Standard Chartered PLC	EU Euro	9,405,000	Buy	03/16/15	11,461,855	11,388,203	(73,652)
							$(226,995)

Bank of America	New Zealand Dollar	4,468,000	Sell	01/21/15	$3,506,638	$3,477,933	$28,705
BNP Paribas Bank	EU Euro	40,452,000	Sell	01/07/15	50,526,611	48,951,735	1,574,876
JPMorgan Chase & Co.	New Zealand Dollar	8,884,000	Sell	01/21/15	6,973,771	6,915,389	58,382
Citigroup, Inc.	New Zealand Dollar	1,475,000	Sell	01/21/15	1,147,587	1,148,154	(567)
Royal Bank of Canada	EU Euro	12,194,526	Sell	03/16/15	15,101,347	14,765,947	335,400
Royal Bank of Canada	Japanese Yen	451,613,288	Sell	03/16/15	3,782,556	3,772,834	9,722
Royal Bank of Canada	Australian Dollar	1,745,000	Sell	03/16/15	1,437,919	1,417,094	20,825
Royal Bank of Scotland	EU Euro	74,174,000	Sell	01/07/15	91,068,241	89,759,369	1,308,872
UBS AG	British Pound	1,817,000	Sell	01/07/15	2,866,692	2,831,872	34,820
							$3,371,035

At December 31, 2014, the following futures contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Euro-Bund	10	03/06/15	$1,886,110	$39,210
U.S. Treasury 10-Year Note	195	03/20/15	24,725,392	8,206
U.S. Treasury 2-Year Note	16	03/31/15	3,497,500	(4,210)
U.S. Treasury 5-Year Note	315	03/31/15	37,462,852	(50,960)
			$67,571,854	$(7,754)

See Accompanying Notes to Financial Statements

29

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
30-year German Government Bond	(6)	03/06/15	$(1,125,204)	$(56,256)
90-Day Eurodollar	(349)	06/15/15	(86,870,462)	(41,513)
90-Day Eurodollar	(54)	12/14/15	(13,376,475)	(759)
90-Day Eurodollar	(470)	03/14/16	(116,113,500)	(729)
90-Day Eurodollar	(474)	12/18/17	(115,656,000)	(4,531)
Euro-Bobl 5-Year	(19)	03/06/15	(2,995,269)	(20,579)
Euro-BTP Futures	(44)	03/06/15	(7,219,661)	(45,352)
Euro-Schatz	(658)	03/06/15	(88,451,519)	(36,689)
Japan 10-Year Bond (TSE)	(32)	03/11/15	(39,483,052)	(178,748)
U.S. Treasury Long Bond	(19)	03/20/15	(2,746,688)	(3,686)
U.S. Treasury Ultra Long Bond	(274)	03/20/15	(45,261,375)	(2,221,326)
			$(519,299,205)	$(2,610,168)

At December 31, 2014, the following centrally cleared interest rate swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.620%	Chicago Mercantile Exchange	07/02/24	USD 9,500,000	$(301,924)	$(302,121)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.0649%	Chicago Mercantile Exchange	02/15/40	USD 2,200,000	(162,833)	(162,890)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.0456%	Chicago Mercantile Exchange	02/15/40	USD 2,400,000	(168,802)	(168,865)
				$(633,559)	$(633,876)

At December 31, 2014, the following over-the-counter interest rate swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 1.852% and pay a floating rate based on the 3-month US CPI Urban Consumers NSA (CPURNSA) Counterparty: Barclays Bank PLC	03/10/16	USD 20,575,000	$457,259	$—	$457,259
Receive a floating rate based on the 3-month US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 2.066% Counterparty: Barclays Bank PLC	03/10/18	USD 20,575,000	(635,806)	—	(635,806)
			$(178,547)	$—	$(178,547)

At December 31, 2014, the following over-the-counter-total return swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive the positive price return of the Barclays Real Rates Basket. Pay a floating rate based on the 1-month USD-LIBOR-BBA plus 40 basis points, and, if negative, the absolute value of the total return of the basket. Counterparty: Barclays Bank PLC	01/21/15	USD 289,021,450	$438,481	$—	$438,481
			$438,481	$—	$438,481

See Accompanying Notes to Financial Statements

30

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

At December 31, 2014, the following over-the-counter written inflation caps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Exercise Rate	Exercise Index	Termination Date	Notional Amount	Premiums Received	Fair Value
Cap- HICPx Index	Deutsche Bank AG	2.500%	Maximum of [1-(Index Final/Index Initial)] or $0	04/26/22	EUR 3,140,000	$217,411	$(4,212)
						$217,411	$(4,212)

At December 31, 2014, the following exchange-traded written options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Exercise Price	Expiration Date	# of Contracts	Premiums Received	Fair Value
U.S. Treasury 10-Year Note	128.00	02/20/15	377	$307,597	$(182,611)
				$307,597	$(182,611)

At December 31, 2014, the following over-the-counter written options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Notional Amount	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options on Currencies
8,820,000	BNP Paribas Bank	Call AUD vs. Put USD	0.850	AUD	02/17/15	$52,655	$(15,131)
9,135,000	UBS AG	Call AUD vs. Put USD	0.880	AUD	02/17/15	32,336	(1,841)
9,135,000	UBS AG	Call AUD vs. Put USD	0.890	AUD	02/17/15	52,312	(889)
8,825,000	Deutsche Bank AG	Put AUD vs. Call USD	0.805	AUD	01/06/15	19,546	(6,157)
8,825,000	Deutsche Bank AG	Put AUD vs. Call USD	0.845	AUD	01/06/15	154,458	(255,451)
9,135,000	UBS AG	Put AUD vs. Call USD	0.820	AUD	01/06/15	21,232	(55,486)
9,135,000	UBS AG	Put AUD vs. Call USD	0.820	AUD	02/17/15	61,165	(146,353)
9,135,000	UBS AG	Put AUD vs. Call USD	0.842	AUD	02/17/15	78,965	(287,421)
15,225,000	Deutsche Bank AG	Put USD vs. Call NOK	6.900	USD	03/06/15	85,412	(29,086)
			Total Written OTC Options			$558,081	$(797,815)

At December 31, 2014, the following over-the-counter written interest rate swaptions were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put OTC Swaption	Deutsche Bank AG	6-month EUR-EURIBOR	Pay	4.500%	06/08/22	EUR 10,100,000	$475,560	$(183,166)
Put OTC Swaption	Barclays Bank PLC	3-month USD-LIBOR-BBA	Pay	3.800%	02/23/15	USD 26,800,000	326,960	(11)
Put OTC Swaption	Deutsche Bank AG	3-month USB-LIBOR-BBA	Pay	3.200%	06/30/15	USD 23,700,000	436,080	(52,915)
Call OTC Swaption	Barclays Bank PLC	3-month USD-LIBOR-BBA	Receive	2.800%	02/23/15	USD 26,800,000	326,960	(1,169,872)
				Total Written Swaptions			$1,565,560	$(1,405,964)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$1,022,781
Interest rate contracts	Investments in securities at value*	1,555,470
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	3,371,602
Interest rate contracts	Unrealized appreciation on OTC swap agreements	895,740
Interest rate contracts	Net Assets — Unrealized appreciation***	47,416
Total Asset Derivatives		$6,893,009
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$227,562
Interest rate contracts	Unrealized depreciation on OTC swap agreements	635,806
Interest rate contracts	Net Assets — Unrealized depreciation**	633,876
Interest rate contracts	Net Assets — Unrealized depreciation***	2,665,338
Interest rate contracts	Written options, at fair value	1,592,787
Foreign exchange contracts	Written options, at fair value	797,815
Total Liability Derivatives		$6,553,184

*	Includes purchased options.

See Accompanying Notes to Financial Statements

31

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

**	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current day’s variation margin receivable/payable is shown on the Statement of Assets and Liabilities.
***	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the period ended December 31, 2014 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Foreign exchange contracts	$(501,299)	$5,985,336	$—	$—	$559,187	$6,043,224
Interest rate contracts	(3,701,514)	—	(8,663,585)	10,866,739	1,667,101	168,741
Total	$(4,202,813)	$5,985,336	$(8,663,585)	$10,866,739	$2,226,288	$6,211,965

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Foreign exchange contracts	$522,611	$4,661,737	$—	$—	$(366,086)	$4,818,262
Interest rate contracts	(1,186,848)	—	(3,567,809)	1,589,615	248,627	(2,916,415)
Total	$(664,238)	$4,661,737	$(3,567,809)	$1,589,615	$(117,459)	$1,901,846

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments.
**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, as of December 31, 2014:

	Bank of America	Barclays Bank PLC	BNP Paribas Bank	Citigroup, Inc.	Deutsche Bank AG	HSBC Bank PLC	JPMorgan Chase & Co.	Royal Bank of Canada	Royal Bank of Scotland Group PLC	Standard Chartered Bank PLC	UBS AG	Totals
Assets:
Purchased options	$—	$547,500	$—	$—	$1,120,535	$—	$—	$—	$—	$—	$697,167	$2,365,202
Forward foreign currency contracts	28,705	—	1,574,876	—	—	—	58,382	365,947	1,308,872	—	34,820	3,371,602
Interest rate swaps	—	457,259	—	—	—	—	—	—	—	—	—	457,259
Total return swaps	—	438,481			—	—	—				—	438,481
Total Assets	$28,705	$1,443,240	$1,574,876	$—	$1,120,535	$—	$58,382	$365,947	$1,308,872	$—	$731,987	$6,632,544
Liabilities:
Forward foreign currency contracts	$—	$—	$—	$567	$—	$19,428	$101,718	$32,197	$—	$73,652	$—	227,562
Interest rate swaps	—	635,806	—	—	—	—	—	—	—	—	—	635,806
Written options	—	1,169,883	15,131	—	530,987	—	—	—	—	—	491,990	2,207,991
Total Liabilities	$—	$1,805,689	$15,131	$567	$530,987	$19,428	$101,718	$32,197	$—	$73,652	$491,990	$3,071,359

Net OTC derivative instruments by counterparty, at fair value	$28,705	$(362,449)	$1,559,745	$(567)	$589,548	$(19,428)	$(43,336)	$333,750	$1,308,872	$(73,652)	$239,997	3,561,185

Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$980,000	$—	$—	$(600,000)	$—	$—	$—	$—	$—	$—	$380,000

Net Exposure (1) (2)	$28,705	$617,551	$1,559,745	$(567)	$(10,452)	$(19,428)	$(43,336)	$333,750	$1,308,872	$(73,652)	$239,997	$3,941,185

(1)	At December 31, 2014, Deutsche Bank AG had pledged $600,000 in cash collateral. The cash collateral amounts posted by individual counterparties may at times exceed the related net exposure as presented above. When this is the case, excess collateral received from the individual counterparty is not shown for financial reporting purposes.

(2)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

32

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2014 were as follows:

Portfolio Name	Type	Per Share Amount
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV	NII	$0.1086
Class I	NII	$0.1474
Class S	NII	$0.1306

NII — Net investment income

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolio. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

33

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Trustee	November 2007– Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	158	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Chairperson/Trustee	January 2005– Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	158	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2006– Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	158	Wisconsin Energy Corporation (June 2006–Present) and The Royce Funds (35 funds) (December 2009–Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	May 2013– Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991–July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014.	158	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	November 2007– Present	Retired.	158	First Marblehead Corporation (September 2003–Present).

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	May 2013– Present	Retired.	158	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2005– Present	Retired.	158	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	May 2013– Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	158	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	January 2006– Present	Consultant (May 2001–Present).	158	None.

34

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 1994– Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	158	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustee who is an “Interested Person”:

Shaun P. Mathews (3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	November 2007– Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006–Present).	158
Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006–Present); and Voya Investment Trust Co. (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of the Portfolio (as defined below, “Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Voya family of funds is as of January 31, 2015.

(3)	Mr. Mathews is deemed to be an “Interested Person” of the Trust as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or any of Voya Financial, Inc.’s affiliates.

*	Effective on December 31, 2014, J. Michael Earley retired as a Trustee.

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TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President	March 2003–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	March 2003–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Chief Compliance Officer	February 2012–Present
Senior Vice President and Chief Compliance Officer, Voya Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Funds Services, LLC (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (October 2003–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	July 2012–Present
Senior Vice President — Head of Fund Compliance, Voya Funds Services, LLC (June 2012–Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014–Present). Formerly, Vice President — Platform Product Management & Project Management, Voya Investments, LLC (April 2007–June 2012).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	September 2012–Present	Vice President, Voya Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, Voya Funds Services, LLC (March 2003–March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2004–Present	Vice President, Voya Funds Services, LLC (September 2004–Present).

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TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	February 2003–Present
Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996– Present); Vice President, Voya Investments, LLC (October 2004–Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010– Present); Anti–Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013– Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012–Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995–April 2010).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2014 – Present	Vice President, Voya Funds Services, LLC (April 2014–Present). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	November 1999–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present). Formerly, Treasurer, Voya Family of Funds (November 1999–February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Vice President	September 2012–Present	Vice President, Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Investment Management — Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	May 2008–Present	Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Secretary	August 2003–Present
Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Trustees (the “Board”) of Voya Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts of VY® BlackRock Inflation Protected Bond Portfolio (the “Portfolio”), a series of the Trust, and who are not “interested persons” of the Portfolio, as such term is defined under the 1940 Act (the “Independent Trustees”), must annually review and approve the Portfolio’s existing investment advisory and sub-advisory contracts. Thus, at a meeting held on September 12, 2014, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the amended and restated investment advisory contract (the “Advisory Contract”) between Directed Services LLC (“Adviser”) and the Portfolio as well as the amended and restated sub-advisory contract (“Sub-Advisory Contract”) with BlackRock Financial Management, Inc., the sub-adviser to the Portfolio (the “Sub-Adviser”).

The Independent Trustees also held separate meetings on August 14 and September 10, 2014 to consider the renewal of the Advisory Contract and Sub-Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Board include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its September 12, 2014 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s advisory and sub-advisory relationships separately.

Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are some of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending September 30, 2015. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval
Process

The Board followed a structured process (the “Contract Review Process”) pursuant to which it requested and considered relevant information when it decided whether to approve and renew the Advisory Contract and Sub- Advisory Contract. Among other actions, the Independent Trustees previously retained an independent consultant with experience in the mutual fund industry to assist them in working with personnel employed by the Adviser or its affiliates who administer the Portfolio (“Management”) to: identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information was provided to the Board; and determine the process for the Board’s review of such information.

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and the Portfolio is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance was below a Voya fund’s relevant benchmark, and/or a selected peer group of investment companies (“Selected Peer Group”), and/or Lipper Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median, as applicable.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which they request certain information that they deem important to facilitate an informed review in connection with

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

initial and annual approvals of advisory and sub-advisory contracts.

Management provided certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”). The Independent Trustees periodically have retained, including most recently in 2014, an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee has routinely employed an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Voya funds, including the Portfolio, for certain comparison purposes during the renewal process.

Set forth below is a discussion of many of the Board’s primary considerations and conclusions in connection with its decision to approve the Portfolio’s Advisory and Sub-Advisory Contracts through September 30, 2015.

Nature, Extent and Quality of Service

The Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolio by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the September 12, 2014 Board meeting included, among other information, the following items for the Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, information regarding the Portfolio’s investment portfolio, objective and strategies, and information regarding net asset flows into and out of the Portfolio; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to the Portfolio to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and the parent company of the Sub-Adviser; (8) a draft narrative summary addressing key factors the Board customarily considers in evaluating the advisory and sub-advisory contracts for the Voya funds (including the Portfolio’s Advisory Contract and Sub-Advisory Contract); (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) a report by the Trust’s Chief Compliance Officer (“CCO”); and (11) other information relevant to the Board’s evaluations.

The Board was advised that pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”) is required to divest its entire interest in Voya Financial, Inc. (formerly known as ING U.S. Inc.), its U.S.-based insurance, retirement services and investment management operations, which include the Adviser, by the end of 2016 (such divestment, the “Separation Plan”). Voya Financial, Inc. is and was, at the time of the September Board meeting, a minority owned subsidiary of ING Groep and a parent company of the Adviser. The Board further noted that the Separation Plan may result in the Adviser’s loss of access to the services and resources of ING Groep, which could adversely affect its businesses and profitability. The Board was advised that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control.

The Board was advised that Voya Financial, Inc. had conducted an initial public offering of Voya Financial, Inc. common stock in May 2013 and ING Groep had divested additional shares through three other public offerings since May 2013, reducing its ownership interest in Voya Financial, Inc. to below 50%. The Board was advised that none of these public offerings was deemed to be a change of control. The Board recognized that if any future public offering is deemed to be a change of control, the investment advisory and sub-advisory agreements for each Voya fund would terminate and trigger a need for new agreements, which would require the approval of the Board and, potentially, shareholders of the Portfolio. The Board also was advised that there could be no assurance that the Separation Plan will be carried out completely. The Board considered the potential effects of the Separation Plan on the Portfolio and the Adviser, including the Adviser’s ability during and after the separation to perform the same level of service to the Portfolio as the Adviser currently provides. The Board was advised that the Adviser did not anticipate that the Separation Plan would have a material adverse impact on the Portfolio or its operations and administration.

The Board was advised that, in connection with the Separation Plan, Voya Financial, Inc. underwent a rebranding effort (the “Rebranding”) whereby Voya Financial, Inc. and several of its affiliates effected name changes. The Voya funds’ names, as well as the Adviser’s name, were also changed in connection with the Rebranding. The Rebranding resulted in amended and restated forms of advisory and sub-advisory contracts

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

being presented to and approved by the Board at its September 12, 2014 meeting. The Board was advised that the Advisory and Sub-Advisory Contracts have the same terms as the then-current advisory and sub-advisory contracts, except for the effective date and certain immaterial changes made to certain provisions related to the Rebranding.

For the Portfolio, a specific class of shares was used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. This specified class of the Portfolio was chosen based on the 15(c) Methodology Guide and was compared to an analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolio’s Selected Peer Group were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, and developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Portfolio and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the funds that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to the Portfolio, and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board was advised of the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the relevant IRC to assist them with their assessment of the investment performance of the Portfolio on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya funds complex. The Board considered that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a Voya fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of the Portfolio to a Selected Peer Group, to the Portfolio’s Morningstar category median, to its Lipper category median and to its primary benchmark. The Board also recognized that MR&S provides the pertinent IRC with regular updates on the Portfolio and alerts the IRC to potential issues as they arise. The Board considered that MR&S also prepares Fund Dispersion Reports that seek to monitor any dispersion between the funds managed by non-Voya-affiliated sub-advisers and their similarly managed retail counterparts and assists the Board in carrying out its general oversight duties. The Board also was advised that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the sub-advisers to the Voya funds, including the Sub-Adviser, and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Portfolio also benefits from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Voya funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Voya funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

IRCs in identifying trends in the Voya funds’ (including the Portfolio’s) performance and other areas over consecutive periods. The Board considered that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the relevant IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolio’s performance.

In considering the Portfolio’s Advisory Contract, the Board also considered the extent of benefits provided to the Portfolio’s shareholders, beyond advisory services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s CCO and/or the Adviser’s CCO evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the Trust’s CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the Trust’s CCO in consultation with the Board’s Compliance Committee that guide the Trust’s CCO’s compliance oversight function.

The Board requested and considered information regarding the level of staffing, quality and experience of the Portfolio’s portfolio management team, the respective resources and reputations of the Adviser and Sub-Adviser, and the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel, the adequacy of the resources committed to the Portfolio (and other relevant fs in the Voya funds) by the Adviser and the Sub-Adviser, whether those resources are commensurate with the needs of the Portfolio and are sufficient to sustain appropriate levels of performance and compliance needs, and the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Portfolio’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of the Portfolio. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance information provided in the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for the Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2014. In addition, the Board also considered at its September 12, 2014 meeting certain additional data regarding performance and Portfolio asset levels for various additional periods ending after March 31, 2014.

The Portfolio’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Portfolio’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year and five-year periods, and the third quintile for the most recent calendar quarter, year-to-date, and one-year periods.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as the Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee rate schedules that will result in a lower advisory fee rate when the Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic, fee rates at projected levels of growth versus peers and the Portfolio’s investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered by a sub-adviser to a Voya fund to its other clients differs materially from those charged to the Voya fund, the Board considers any underlying rationale provided by the Adviser or, in certain circumstances, the sub-adviser for these differences. The Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and the Sub-Adviser with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolio and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolio, as compared to non-registered investment company clients; market differences in fee rates that existed when the Portfolio and other portfolios in the Voya funds complex first were organized; differences in the original sponsors of the Portfolio that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Portfolio to the Adviser and to the Adviser’s affiliated company that serves as the administrator to the Portfolio. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for the Portfolio, including the portion of the contractual advisory fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolio, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one year, and not to terminate such agreement in future years without prior approval of the Board.

The Board requested information regarding and, as applicable, considered: (1) the fee rate structure of the Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Portfolio. The Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Portfolio,

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating the Portfolio both with and without the profitability of the distributor of the Portfolio and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. The Board did not request profitability data from the Sub-Adviser because the Board did not view this data as relevant to its deliberations, given the arm’s-length nature of the relationship between the Adviser and the Sub-Adviser with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also considered that the Adviser (and not the Portfolio) pays the sub-advisory fees earned by the Sub-Adviser. In addition, the Board considered that many of the Voya funds’ sub-advisers traditionally have not accounted for their profits on an account-by-account basis.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a portfolio-by-portfolio basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolio’s operations may not be fully reflected in the expenses allocated to the Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and the Sub-Adviser primarily on the factors described for the Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in sub-advisers or portfolio managers; and strategy modifications.

Conclusion

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH A CHANGE OF CONTROL EVENT

Section 15(c) of the 1940 Act, provides that, when the Portfolio enters into a new investment advisory contract with the Adviser, and the Adviser enters into a new Sub-Advisory Contract between the Adviser and the Sub- Adviser, the Board, including a majority of the Independent Trustees, must approve the new arrangements. Discussed below are certain factors that the Board considered at a meeting held on November 18, 2014 in determining whether to approve new advisory and sub-advisory arrangements for the Portfolio in connection with a Change of Control Event, as such term is defined below, pursuant to the Separation Plan.

At the November 18, 2014 meeting, the Board noted that pursuant to an agreement with the European Commission, ING Groep N.V. (as defined above, “ING Groep”), the former parent company of the Adviser, is required to divest its entire interest in Voya Financial, Inc. (formerly, ING U.S., Inc.), its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser, by the end of 2016 (as defined above, the “Separation Plan”). Voya Financial, Inc. previously was a wholly owned, indirect subsidiary of ING Groep and is a parent company of the Adviser.

The Portfolio is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a “Change of Control Event.” ING Groep’s base case to achieve the Separation Plan was through an initial public offering of Voya Financial, Inc. (the “IPO”) followed by the

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of Voya Financial, Inc. stock, or, possibly, through one or more privately negotiated sales of the stock. The Board recognized that the Separation Plan contemplated several public offerings and each may have been deemed to be a Change of Control Event, triggering the necessity for new agreements, which would require the approval of the Board. The Board concluded that approval by shareholders of new agreements for the Adviser that would become effective in the event of one or more Change of Control Events would permit the Portfolio to benefit from the continuation of services by the Adviser, Sub-Adviser, and the Adviser’s affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser obtained regulatory assurances from the staff of the U.S. Securities and Exchange Commission in March 2013 that they would not object to approval of future agreements by shareholders at a single shareholder meeting. Portfolio shareholders approved the future agreements for the Adviser in May 2013.

The IPO was completed in May 2013. ING Groep divested additional shares in Voya Financial, Inc. through four subsequent public offerings since May 2013, including a secondary common stock offering that closed on November 18, 2014 (the “November Transaction”). (In addition, concurrently with the November Transaction, Voya Financial, Inc. repurchased $175 million of its shares directly from ING Groep.) Upon the completion of the November Transaction and the concurrent direct share repurchase, ING Groep’s ownership in Voya Financial, Inc. was reduced from approximately 32.5% to approximately 19%. This was deemed to be a Change of Control Event that resulted in the termination of the Portfolio’s existing advisory and sub-advisory agreements (the “Prior Agreements”) at the close of business on November 18, 2014.

In light of the foregoing, on November 18, 2014 the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements (the “New Agreements”) for the Portfolio to replace the Prior Agreements upon termination. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders of the Portfolio in 2013 or from the agreements in place with the Voya funds’ non-affiliated sub-advisers, including the Sub-Adviser, and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Portfolio will not be asked to vote again on the new agreements with the Adviser.

The decision by the Board, including a majority of the Independent Trustees, to approve the New Agreements was based on a determination by the Board that it would be in the best interests of the shareholders of the Portfolio for the Adviser and Sub-Adviser to continue providing investment advisory, sub-advisory, and related services for the Portfolio, without interruption, after the Change of Control Event.

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and Sub-Adviser under the Prior Agreements and to be provided under the New Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Prior Agreements, which were most recently approved for continuation at the in-person meeting of the Board held on September 12, 2014. During the review process that led to its approval of the Prior Agreements on September 12, 2014, the Board was informed by the Adviser that it was likely the Board would be asked in the very near future to consider approval of the New Agreements. The Board further noted that the Change of Control Event would result in the Adviser’s loss of access to certain services and resources of ING Groep, which could adversely affect its businesses and profitability.

On September 12, 2014, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, to renew the Prior Agreements and that the fee rates set forth in the Prior Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Prior Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Prior Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Adviser, and their respective affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, the Sub-Adviser, and their respective affiliates with respect to their services to the Portfolio.

A further description of the process followed by the Board in approving the Prior Agreements on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth above under the section titled “BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS.”

In connection with its approval of the New Agreements, on November 18, 2014 the Board considered its conclusions in connection with its September 12, 2014 approvals of those Prior Agreements that were in effect on that date,

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

including the Board’s assessment of the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its November 18, 2014 approvals of the New Agreements, the Board considered a representation from the Adviser that there were no additional developments not already disclosed to the Board since September 12, 2014 that would be a material consideration to the Board in connection with its consideration of the New Agreements.

In addition, in determining whether to approve the New Agreements, the Board took into account the considerations set out below.

1.	The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties when approving the New Agreements from K&L Gates, their independent legal counsel, which law firm has extensive experience regarding such matters.

2.	The Board considered Management’s representations regarding its commitment to maintain appropriate levels of overall staffing, ongoing resources and service quality through the transactions under the Separation Plan and after the Change of Control Event. The Board noted that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep, as contemplated by the Separation Plan, will not lead to a reduction in the quality or scope of these and other services provided by those firms to the funds in the Voya funds complex, including the Portfolio. The Board also considered the importance of the asset management operations to the overall success of Voya Financial, Inc., which provides a strong incentive to Voya Financial, Inc. to provide appropriate resource allocations to support those asset management operations.

3.	The Board considered representations by the Adviser and its affiliates that approval of the New Agreements would be necessary for the Portfolio to continue receiving investment management services from the Adviser and Sub-Adviser following the November 18th Change of Control Event. In addition, the Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the New Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Portfolio than, the terms of the corresponding Prior Agreements.

4.	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser can be expected to provide services of the same nature, extent and quality under the New Agreements as were provided under the Prior Agreements; and (b) the November 18th Change of Control Event is not expected to result in any changes to: (i) the management of the Portfolio, including the continuity of the Portfolio’s portfolio managers and other personnel responsible for the management operations of the Portfolio; or (ii) the investment objective of or the principal investment strategies used to manage the Portfolio.

5.	The Board considered actions taken by the Adviser subsequent to the September 12, 2014 approvals of the Prior Agreements with respect to certain Voya funds in response to requests made by the Board in connection with those approvals.

6.	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the New Agreements.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on November 18, 2014, the Board, including a majority of the Independent Trustees, voted to approve the New Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and the New Agreements should be approved so as to enable a continuation without interruption of the services being provided by the current service providers pursuant to the Prior Agreements. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements.

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Investment Adviser
Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator
Voya Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	VPAR-VIT3AIS (1214-021915)

Annual Report

December 31, 2014

Classes ADV, I and S

Voya Investors Trust

■	Voya Global Perspectives Portfolio
■	VY® DFA World Equity Portfolio
■	VY® Franklin Templeton Founding Strategy Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

New Year, Hopeful View

Dear Shareholder,

As 2014 came to a close, U.S. economic growth accelerated, Japan and Europe were struggling and volatility re-emerged in markets around the world. Though periods of volatility may challenge investor resolve over the course of the year, we believe resilience will prevail thanks to continued improvements in global consumer and business spending and ample global liquidity.

Resilience has been a defining characteristic of markets for some time now, as we have seen them shake off such potentially destabilizing events as Europe’s chronic economic malaise, China’s growth slowdown and Japan’s sharp and surprising return to recession. And that’s not to mention the various geopolitical hotspots — Ukraine, the Middle East and elsewhere — that have flared up from time to time. Along the way markets have been fortified by all-time high U.S. corporate earnings; renewed monetary stimulus from central banks in Japan, Europe and China; and plummeting oil prices that have provided a positive supply shock to consumers and businesses. This confluence of events has bolstered markets worldwide and has raised investor confidence that such trends can be sustained into 2015.

Despite our optimism, we — as always — advocate a well-balanced, globally diversified portfolio. We believe such an approach is the best way to potentially benefit from whatever opportunities may arise, while limiting the potential for over-exposure to as-yet-unidentified risks. Also as always, be sure to review your investment strategy and portfolio with your financial advisor to ensure they continue to reflect your goals and needs. Thoroughly discuss any potential portfolio changes with your advisor before taking action.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

Executive Vice President

Voya Family of Funds

January 28, 2015

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

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Market Perspective: Year Ended December 31, 2014

Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends ended 2013 at a record high. Investor sentiment had evidently reconciled itself to the tapering of the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases. The Fed’s December 18 announcement of a reduction in purchases to $75 billion per month with more to come was taken in stride. There was still plenty to worry about however and the Index endured an early slump and wide swings late in 2014 before ending up 9.81% for the year. (The Index returned 4.94% for the one year ended December 31, 2014, measured in U.S. dollars.)

It did not take long for worries about a flagging U.S. economy to resurface. A disappointingly weak employment report on January 10 showed only 74,000 jobs created in December, the lowest in nearly three years. A cold and snowy winter was thought to be depressing hiring and other key statistics like durable goods orders and home sales.

The Index reached its low point on February 3, down almost exactly 5% in 2014. Yet it took only 18 days to erase the loss despite new political turmoil that flared in Eastern Europe as Russia annexed Crimea after the president of Ukraine was deposed.

With the improvement in the season came a pick-up in U.S. economic data. Employment reports were looking better and the unemployment rate fell below 6%. The December bulletin marked the eighth consecutive month in which more than 200,000 jobs were created. National purchasing managers’ activity indices signaled healthy expansion. While the housing market was cooling, the annualized rate of existing home sales exceeded 5 million for five straight months. Consumer confidence touched seven-year high levels. Growth in gross domestic product (“GDP”) was -2.1% (annualized) in the first quarter but bounced back to 5.0% in the third.

Yet concerns remained about the sustainability of the recovery in the U.S. and worldwide. The improving U.S. employment situation was accompanied by labor force participation rates at or near the lowest since 1978. Wage growth was sluggish near 2% annually. The Fed’s monthly Treasury and mortgage-backed securities purchases ended in October.

Outside of the U.S., growth in China was decelerating, which also weighed on global commodity supplying countries. Japan re-entered recession in the third quarter after an April rise in consumption tax. But it was the euro zone that was the most problematic. Growth almost ground to a halt in the second and third quarters. Unemployment seemed stuck at 11.5%, while deflation was perilously close. Markets became increasingly skeptical that the European Central Bank (“ECB”) could attempt U.S., UK and Japan-style quantitative easing with Germany unequivocally opposed. Oil prices had been steadily falling since late June and would halve by year-end. Increased shale oil production notwithstanding, was this also a signal that global economic activity was weaker than anyone had imagined?

Securities prices mirrored investors’ mood swings in the last few months. The Index actually reached a new peak on September 19, but by October 16 fell 8.2%. From there the Index rebounded 12% to December 5, fell 5% to December 16 then rose 4% to end the year 1.3% below its all-time high.

In U.S. fixed income markets, the Barclays Long-Term U.S. Treasury sub-index returned a remarkable 25.07% in 2014; the Barclays Short-Term U.S. Treasury sub-index just 0.09% as the Treasury yield curve flattened. The Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 5.97%, while the Barclays U.S. Corporate Investment Grade Bond sub-index gained 7.46%. Both outperformed the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), which gained only 2.46%, perhaps reflecting growing disillusionment with the risk/reward profile of high yield bonds after strong returns in recent years.

U.S. equities, represented by the S&P 500® Index including dividends, returned 13.69% in the fiscal year, about 1.5% below its all-time high. The utilities sector was the top performer, returning 28.98%; not surprisingly, the only loser was energy, which dropped 7.78% as oil prices sagged. Record operating earnings per share for S&P 500® companies in the second and third quarters were supported by low interest rates, slow wage growth and historically high share buy-back volumes. Operating margins breached 10% for the first time.

In currencies, the dollar advanced against most other currencies over the year. The dollar surged 13.60% against the euro, on the U.S.’s much better growth and interest rate increase prospects, and 13.74% against the yen, on the likelihood of further monetary easing in Japan and an announced partial re-allocation into non-yen securities for the giant Government Pension Investment Fund (“GPIF”). The dollar gained less, 6.29%, on the pound. The UK had a better growth story than the euro zone, which however is the destination for about 40% of the UK’s exports.

In international markets, the MSCI Japan® Index rose 9.48% in 2014, boosted in the case of Japan’s large exporters by the falling yen and in general by the GPIF’s announcement described above. The MSCI Europe ex UK® Index added 6.63%. The poor economic data referred to above and the lingering conflict in Ukraine dampened markets, which were spasmodically supported by the possibility of quantitative easing. The strong health care sector contributed about one third of the total. Despite superior economic results, the MSCI UK® Index was much weaker, edging up 0.50%. UK stock indices are not particularly representative of the UK economy: the largest 14 names account for half of the index and comprise mostly global banking, energy, pharmaceuticals and materials companies. As a group, they held back returns by about 1.80%.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long-Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have 250 million or more of outstanding face value.
Barclays Short-Term U.S. Treasury Index	A market capitalization-weighted index that is composed of fixed-rate, non-convertible U.S. Treasury securities that have a remaining maturity of between one and 12 months and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
MSCI All Country World IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

3

Voya Global Perspectives Portfolio	Portfolio Managers’ Report

Target Allocations as of December 31, 2014 (percent of net assets)

U.S. Large Cap Equities	10%
U.S. Mid Cap Equities	10%
U.S. Small Cap Equities	10%
Global Real Estate	10%
International Equities	10%
Emerging Market Equities	10%
U.S. Investment Grade Bonds	10%
U.S. Government Bonds	10%
Global Bonds	10%
U.S. High Yield Bonds	10%
Cash	0%

Portfolio holdings are subject to change daily.

Voya Global Perspectives Portfolio (the “Portfolio”) seeks total return. Under normal conditions, the sub-adviser invests the assets of the Portfolio in a combination of underlying funds (“Underlying Funds”) that in turn, invest directly in securities such as stocks and bonds. The Portfolio is managed by Douglas Coté, CFA, and Karyn Cavanaugh, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Approximately 60% of the Portfolio’s net assets are allocated to underlying funds that invest predominantly in equity securities; approximately 40% of the Portfolio’s net assets are allocated to underlying funds that invest predominantly in debt instruments. These approximate weights are referred to as target allocations (“Target Allocations”). Depending upon the rules-based investment strategy, the equity target allocation may drop to approximately 30% and the debt target allocation may rise to approximately 70% — such weightings are called “defensive allocations.” No adjustments to the Target Allocations or defensive allocations will be made between quarterly allocation dates.

Performance: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 3.91%, compared to the S&P Target Risk Growth Index, which returned 6.56% for the same period.

Portfolio Specifics: The year was marked by geopolitical risks, slowing global growth, U.S. Federal Reserve Board (the “Fed”) policy tightening concerns and collapsing oil prices. This uneasiness continued throughout the year and into the final quarter, but as economic reports out of Germany showed improvement, third quarter earnings season started off strong and ended at the highest quarterly level of U.S. profits (S&P 500®) in its history while domestic unemployment dropped to unexpected levels. But the big jolt came in the fourth quarter from Japan. Just after the Fed announced the end of its asset-purchase program (QE3), the Bank of Japan surprised everyone with an enormous expansion of its quantitative easing effort, sending the Nikkei surging and providing a jolt of confidence to markets worldwide — and perhaps inspiration to central banks in Europe and China.

Resilience has been a defining characteristic of markets for some time now, as we have seen them shake off such potentially destabilizing events as Europe’s chronic economic malaise, China’s purported growth slowdown and Japan’s sharp and surprising return to recession. And that’s not to mention the various geopolitical hotspots — like Ukraine, the Middle East and elsewhere — that flared up from time to time. Along the way though, markets have been buoyed by all-time high U.S. corporate earnings; renewed monetary stimulus from central banks in Japan, Europe and China; and plummeting oil prices that have provided a positive supply shock to consumers and businesses.

Portfolio performance was positive for the year, driven by strong returns across most of its asset classes; nonetheless it underperformed its benchmark, the S&P Target Risk Growth Index. The Portfolio underperformed due to both its relative underweight in equities and its overweight in fixed income, although positioning was consistent with its investment policy during the period. The Portfolio was positioned at our base allocation: fully invested, consistent with the Portfolio’s positive tactical signal. A defensive allocation will be implemented when the Portfolio’s tactical signal, which is based on earnings growth, is negative. At the base allocation, each underlying fund is approximately equally weighted within the broad globally diversified portfolio of equity and debt securities. Therefore, under the Target Allocation, all underlying funds will have approximately a 10% weighting. Total equity exposure will approximate 60% of the Portfolio and total fixed income exposure will approximate 40% of the Portfolio.

The Portfolio’s performance was positive due to strong returns in global real estate investment trusts, U.S. large cap and U.S. mid cap equities, but lagged its benchmark over the period due to asset class selection and allocation. In equity, the Portfolio underperformed primarily due to underperformance and allocation in the Voya Growth and Income Portfolio and Voya MidCap Opportunities Portfolio, which was somewhat offset by outperformance and allocation of the Voya Small Company Portfolio. In fixed income, the Portfolio underperformed, primarily due to its 20% weighting in the lagging global bond and high yield bond fixed income subclasses, which when compared to the S&P Target Risk Growth Index had a less than 10% combined allocation to the underperforming short-term Treasuries and high yield bond subclasses.

Current Strategy and Outlook: We believe the global economy is on a sustainable growth trajectory that will provide a catalyst to financial markets and a source of strength for corporate profits. Though periods of volatility may challenge investor resolve over the course of 2015, driven by a rising dollar and collapsing oil prices, we believe resilience should prevail thanks to a global growth story buoyed by tectonic shifts in the real economy, continued improvements in global consumer and business spending and supportive global central banks. Our strategy continues to emphasize broad global diversification, consistent with our view of the prevailing corporate earnings growth environment.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

Portfolio Managers’ Report	Voya Global Perspectives Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	Since Inception of Classes ADV, I and S May 1, 2013
Class ADV	3.84%	5.40%
Class I	4.21%	5.86%
Class S	3.91%	5.62%
S&P Target Risk Growth Index	6.56%	9.27%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Global Perspectives Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

5

VY® DFA World Equity Portfolio	Portfolio Managers’ Report

VY® DFA World Equity Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio seeks to achieve its investment objective by investing in a combination of mutual funds advised by Dimensional Fund Advisors LP (“DFA”) — the sub-adviser. The Portfolio is managed by Joseph H. Chi, Jed S. Fogdall, David A. Plecha and Joseph F. Kolerich, Portfolio Managers of DFA.*

Performance: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 1.42% compared to the MSCI All Country World IndexSM (“MSCI ACW Index”), which returned 4.16% for the same period.

Portfolio Specifics: The Portfolio invests in a combination of underlying funds advised by DFA (the “Underlying Funds”). The Portfolio’s investment strategy is process driven, emphasizing broad diversification and consistent exposure in each Underlying Fund to equity securities with desired characteristics. As of December 31, 2014, the Portfolio, through its Underlying Funds, had exposure to approximately 12,000 equity securities across 44 eligible countries.

As a result of the Underlying Funds’ diversified investment approach, performance was determined principally by broad structural trends in global equity markets rather than the behavior of a limited group of securities in a particular industry, country, or asset class. For the period ended December 31, 2014, the Portfolio underperformed its benchmark, the MSCI ACW IndexSM. The Portfolio, through its Underlying Funds, had a greater allocation to small- and mid-capitalization company securities, as compared to its benchmark, during a period in which smaller company securities underperformed larger company securities. Most of the impact from focusing on smaller companies came from the United States and Canada, where small caps significantly underperformed. Relative performance was also negatively impacted from a greater allocation to low relative priced (“value”) companies, during a period when value stocks underperformed. The Portfolio benefited from having a lesser allocation to emerging markets, as compared to its benchmark, during a period when emerging market countries underperformed.

Current Strategy and Outlook: DFA’s core investment principle is that in liquid and competitive markets, security prices reflect available information about fundamental values and the aggregate risk and return expectations of all market participants. DFA uses information in market prices, combined with fundamental data, to systematically identify differences in expected returns among securities. DFA applies a structured, rules-based approach to target the dimensions of higher expected returns — size, relative price and profitability — that academic research has documented to be persistent over the long term. Recognizing that the market will not necessarily deliver those premiums in every time period, we seek to add value by continually balancing the tradeoffs among competing premiums, diversification, and costs.

Target Allocations as of December 31, 2014 (as a percent of net assets)
U.S. Equity	35-55%
International Developed	35-55%
Emerging Markets	5-20%
Global Real Estate	0-10%
Total	100%

Portfolio holdings are subject to change daily.

*	Effective May 1, 2015, Bhanu Singh will be added as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

Portfolio Managers’ Report	VY® DFA World Equity Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV, I and S August 20, 2007
Class ADV	0.98%	10.69%	2.41%
Class I	1.55%	11.38%	3.07%
Class S	1.42%	11.11%	2.83%
MSCI ACW Index	4.16%	9.17%	3.64%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® DFA World Equity Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective April 30, 2010, the Portfolio was converted from a mutual fund, which invests directly in securities, to a fund-of-funds, which invest in other mutual funds. In addition, on April 30, 2010, the Portfolio’s sub-adviser changed.

7

VY® Franklin Templeton Founding Strategy Portfolio	Portfolio Managers’ Report

VY® Franklin Templeton Founding Strategy Portfolio (the “Portfolio”) seeks capital appreciation. Income is a secondary consideration. The Portfolio seeks to achieve its investment objective by investing in a combination of Voya mutual funds sub-advised by Franklin Advisers, Inc., Franklin Mutual Advisers, LLC or its affiliate Templeton Global Advisors Limited (“Underlying Funds”) on a fixed percentage basis. The Portfolio is managed by Directed Services LLC (the “Investment Adviser”).

Portfolio Specifics: The Investment Adviser uses the S&P 500® Index and the MSCI World IndexSM as benchmarks to which it compares the performance of the Portfolio. For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 3.16% compared to the S&P 500® Index and the MSCI World IndexSM, which returned 13.69% and 4.94%, respectively, for the same period.

Target Allocations as of December 31, 2014 (as a percent of net assets)
VY® Franklin Income Portfolio — Class I	33 1∕3%
VY® Franklin Mutual Shares Portfolio — Class I	33 1∕3%
VY® Templeton Global Growth Portfolio — Class I	33 1∕3%
100.0%

Portfolio holdings are subject to change daily.

Average Annual Total Returns for the Underlying Funds and their Respective Benchmarks for the Period Ended December 31, 2014
1 Year
VY® Franklin Income Portfolio, Class I	5.21%
S&P 500® Index	13.69%
Barclays U.S. Aggregate Bond Index	5.97%
VY® Franklin Mutual Shares Portfolio, Class I	7.61%
S&P 500® Index	13.69%
VY® Templeton Global Growth Portfolio, Class I	-2.56%
MSCI World IndexSM	4.94%

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

Portfolio Managers’ Report	VY® Franklin Templeton Founding Strategy Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV, I and S April 30, 2007
Class ADV	2.72%	9.77%	3.28%
Class I	3.37%	10.41%	3.93%
Class S	3.16%	10.15%	3.67%
S&P 500® Index	13.69%	15.45%	6.67%
MSCI World IndexSM	4.94%	10.20%	3.23%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Franklin Templeton Founding Strategy Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

9

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2014**	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2014**
Voya Global Perspective Portfolio
Class ADV	$1,000.00	$988.60	0.46%	$2.31	$1,000.00	$1,022.89	0.46%	$2.35
Class I	1,000.00	990.50	0.15	0.75	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	989.30	0.40	2.01	1,000.00	1,023.19	0.40	2.04
VY® DFA World Equity Portfolio
Class ADV	$1,000.00	$953.10	0.88%	$4.33	$1,000.00	$1,020.77	0.88%	$4.48
Class I	1,000.00	955.60	0.28	1.38	1,000.00	1,023.79	0.28	1.43
Class S	1,000.00	955.00	0.53	2.61	1,000.00	1,022.53	0.53	2.70
VY® Franklin Templeton Founding Strategy Portfolio
Class ADV	$1,000.00	$958.20	0.68%	$3.36	$1,000.00	$1,021.78	0.68%	$3.47
Class I	1,000.00	961.60	0.08	0.40	1,000.00	1,024.80	0.08	0.41
Class S	1,000.00	960.10	0.33	1.63	1,000.00	1,023.54	0.33	1.68

*	The annualized expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

10

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees
Voya Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Voya Global Perspectives Portfolio, VY® DFA World Equity Portfolio, and VY® Franklin Templeton Founding Strategy Portfolio, each a series of Voya Investors Trust, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Investors Trust as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 24, 2015

11

Statements of Assets and Liabilities as of December 31, 2014

	Voya Global Perspectives Portfolio	VY® DFA World Equity Portfolio	VY® Franklin Templeton Founding Strategy Portfolio
ASSETS:
Investments in unaffiliated underlying funds at fair value*	$—	$182,515,979	$—
Investments in affiliated underlying funds at fair value**	198,992,966	—	895,610,238
Short-term investments at fair value***	—	323,031	—
Total investments at fair value	$198,992,966	$182,839,010	$895,610,238
Cash	13,999	—	—
Receivables:
Investment in affiliated underlying funds sold	19,878,281	—	—
Fund shares sold	215,342	963,899	1,967,980
Dividends	67	14	—
Foreign tax reclaims	—	373	—
Prepaid expenses	1,607	1,468	7,210
Reimbursement due from manager	—	15,843	—
Other assets	2,316	2,717	13,649
Total assets	219,104,578	183,823,324	897,599,077

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	20,159,488	—	1,967,942
Payable for fund shares redeemed	193	—	38
Payable for investment management fees	24,461	39,084	—
Payable for administrative fees	16,972	15,634	38,265
Payable for distribution and shareholder service fees	50,565	39,897	194,638
Payable to trustees under the deferred compensation plan (Note 6)	2,316	2,717	13,649
Payable for trustee fees	874	962	4,757
Other accrued expenses and liabilities	118,731	29,457	103,126
Total liabilities	20,373,600	127,751	2,322,415
NET ASSETS	$198,730,978	$183,695,573	$895,276,662

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$190,605,156	$167,742,003	$755,546,149
Undistributed net investment income	4,141,003	3,573,760	18,027,310
Accumulated net realized gain (loss)	6,414,422	(24,144,729)	(118,505,939)
Net unrealized appreciation (depreciation)	(2,429,603)	36,524,539	240,209,142
NET ASSETS	$198,730,978	$183,695,573	$895,276,662
_____________
* Cost of investments in unaffiliated underlying funds	$—	$145,991,382	$—
** Cost of investments in affiliated underlying funds	$201,422,569	$—	$655,401,096
*** Cost of short-term investments	$—	$323,031	$—

See Accompanying Notes to Financial Statements

12

Statements of Assets and Liabilities as of December 31, 2014 (continued)

	Voya Global Perspectives Portfolio	VY® DFA World Equity Portfolio	VY® Franklin Templeton Founding Strategy Portfolio
Class ADV
Net assets	$197,242,373	$5,376,285	$13,439,933
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	18,073,920	509,769	1,249,395
Net asset value and redemption price per share	$10.91	$10.55	$10.76

Class I
Net assets	$1,455,729	$3,619,036	$3,033,693
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	132,400	334,379	274,914
Net asset value and redemption price per share	$10.99	$10.82	$11.04

Class S
Net assets	$32,876	$174,700,252	$878,803,036
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	3,001	16,182,358	80,067,882
Net asset value and redemption price per share	$10.95	$10.80	$10.98

See Accompanying Notes to Financial Statements

13

STATEMENTS OF OPERATIONS For the Year ended December 31, 2014

	Voya Global Perspectives Portfolio	VY® DFA World Equity Portfolio	VY® Franklin Templeton Founding Strategy Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$3,537,737	$—	$21,210,275
Dividends from unaffiliated underlying funds	—	4,545,619	—
Dividends	4	146	—
Total investment income	3,537,741	4,545,765	21,210,275

EXPENSES:
Investment management fees	176,840	481,158	—
Distribution and shareholder service fees:
Class ADV	1,305,144	37,562	97,446
Class S	82	460,265	2,339,271
Transfer agent fees	3,586	182	999
Administrative service fees	174,724	192,462	475,797
Shareholder reporting expense	18,522	7,668	43,775
Professional fees	23,829	22,999	98,537
Custody and accounting expense	14,487	13,515	72,150
Trustee fees	5,242	5,774	28,547
Offering expense	8,357	—	—
Miscellaneous expense	2,770	8,541	27,995
Interest expense	—	172	—
Total expenses	1,733,583	1,230,298	3,184,517
Net waived and reimbursed fees	(934,501)	(199,514)	(19,489)
Net expenses	799,082	1,030,784	3,165,028
Net investment income	2,738,659	3,514,981	18,045,247

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	83	—	—
Capital gain distributions from affiliated underlying funds	7,722,222	—	—
Capital gain distributions from unaffiliated underlying funds	—	1,356,765	—
Sale of unaffiliated underlying funds	—	6,384,772	—
Foreign currency related transactions	136	—	—
Sale of affiliated underlying funds	104,145	—	45,651,958
Net realized gain	7,826,586	7,741,537	45,651,958
Net change in unrealized appreciation (depreciation) on:
Unaffiliated underlying funds	—	(8,740,954)	—
Affiliated underlying funds	(2,736,425)	—	(33,899,167)
Foreign currency related transactions	—	(51)	—
Net change in unrealized appreciation (depreciation)	(2,736,425)	(8,741,005)	(33,899,167)
Net realized and unrealized gain (loss)	5,090,161	(999,468)	11,752,791
Increase in net assets resulting from operations	$7,828,820	$2,515,513	$29,798,038

See Accompanying Notes to Financial Statements

14

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Perspectives Portfolio		VY® DFA World Equity Portfolio
	Year Ended December 31, 2014	May 1, 2013(1) to December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$2,738,659	$45,913	$3,514,981	$2,883,664
Net realized gain	7,826,586	20,892	7,741,537	5,821,082
Net change in unrealized appreciation (depreciation)	(2,736,425)	388,342	(8,741,005)	31,281,200
Increase in net assets resulting from operations	7,828,820	455,147	2,515,513	39,985,946

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(43,534)	—	(68,201)	(66,622)
Class I	(121)	—	(65,013)	(48,318)
Class S	—	—	(2,849,765)	(3,420,547)
Net realized gains:
Class ADV	(31,661)	—	—	—
Class I	(72)	—	—	—
Class S	(5)	—	—	—
Total distributions	(75,393)	—	(2,982,979)	(3,535,487)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,546,999	24,418,446	14,819,931	10,525,846
Proceeds from shares issued in merger (Note 13)	193,055,601	—	—	—
Reinvestment of distributions	75,393	—	2,982,979	3,535,487
	200,677,993	24,418,446	17,802,910	14,061,333
Cost of shares redeemed	(34,383,402)	(190,633)	(25,713,456)	(25,811,044)
Net increase (decrease) in net assets resulting from capital share transactions	166,294,591	24,227,813	(7,910,546)	(11,749,711)
Net increase (decrease) in net assets	174,048,018	24,682,960	(8,378,012)	24,700,748

NET ASSETS:
Beginning of year or period	24,682,960	—	192,073,585	167,372,837
End of year or period	$198,730,978	$24,682,960	$183,695,573	$192,073,585
Undistributed net investment income at end of year or period	$4,141,003	$33,673	$3,573,760	$2,979,145

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

15

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Franklin Templeton Founding Strategy Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$18,045,247	$21,451,236
Net realized gain	45,651,958	13,658,375
Net change in unrealized appreciation (depreciation)	(33,899,167)	151,576,400
Increase in net assets resulting from operations	29,798,038	186,686,011

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(292,108)	(181,035)
Class I	(70,252)	(61,620)
Class S	(21,094,523)	(22,947,730)
Total distributions	(21,456,883)	(23,190,385)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	23,628,359	41,188,770
Reinvestment of distributions	21,456,883	23,190,385
	45,085,242	64,379,155
Cost of shares redeemed	(106,134,483)	(68,783,762)
Net decrease in net assets resulting from capital share transactions	(61,049,241)	(4,404,607)
Net increase (decrease) in net assets	(52,708,086)	159,091,019

NET ASSETS:
Beginning of year or period	947,984,748	788,893,729
End of year or period	$895,276,662	$947,984,748
Undistributed net investment income at end of year or period	$18,027,310	$21,438,946

See Accompanying Notes to Financial Statements

16

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions										Ratios to average net assets							Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions (2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)	($)	($)	($)		($)		($)	($)		($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Global Perspectives Portfolio
Class ADV
12-31-14	10.51	0.17•	0.23	0.40	0.00	*	0.00	*	—	0.00	*	—	10.91	3.84	0.99	0.46		0.46		1.57		197,242	30
05-01-13(5) -
12-31-13	10.00	0.12•	0.39	0.51	—		—		—	—		—	10.51	5.10	2.58	0.89		0.89		1.80		24,390	8
Class I
12-31-14	10.55	0.19•	0.25	0.44	0.00	*	0.00	*	—	0.00	*	—	10.99	4.21	0.24	0.15		0.15		1.74		1,456	30
05-01-13(5) -
12-31-13	10.00	0.15•	0.40	0.55	—		—		—	—		—	10.55	5.50	1.83	0.29		0.29		2.23		261	8
Class S
12-31-14	10.54	0.16	0.25	0.41	—		0.00	*	—	0.00	*	—	10.95	3.91	0.49	0.40		0.40		1.50		33	30
05-01-13(5) -
12-31-13	10.00	0.14	0.40	0.54	—		—		—	—		—	10.54	5.40	2.08	0.54		0.54		2.03		32	8
VY® DFA World Equity Portfolio
Class ADV
12-31-14	10.59	0.17•	(0.06)	0.11	0.15		—		—	0.15		—	10.55	0.98	1.13	0.88		0.88		1.58		5,376	6
12-31-13	8.67	0.14•	1.96	2.10	0.18		—		—	0.18		—	10.59	24.51	1.12	0.87		0.87		1.50		4,691	4
12-31-12	7.53	0.16•	1.14	1.30	0.16		—		—	0.16		—	8.67	17.59	1.14	0.86		0.86		1.96		2,421	5
12-31-11	8.52	0.15•	(0.94)	(0.79)	0.20		—		—	0.20		—	7.53	(9.52)	1.16	0.82		0.82		1.80		1,797	10
12-31-10	7.01	0.27	1.40	1.67	0.16		—		—	0.16		—	8.52	24.21	1.21	0.88	†	0.88	†	3.45	†	769	132
Class I
12-31-14	10.84	0.23•	(0.05)	0.18	0.20		—		—	0.20		—	10.82	1.55	0.38	0.28		0.28		2.13		3,619	6
12-31-13	8.85	0.18•	2.03	2.21	0.22		—		—	0.22		—	10.84	25.25	0.37	0.27		0.27		1.89		2,898	4
12-31-12	7.68	0.23•	1.14	1.37	0.20		—		—	0.20		—	8.85	18.23	0.39	0.26		0.26		2.80		2,073	5
12-31-11	8.64	0.21•	(0.96)	(0.75)	0.21		—		—	0.21		—	7.68	(8.96)	0.41	0.18		0.18		2.48		1,237	10
12-31-10	7.05	0.30	1.45	1.75	0.16		—		—	0.16		—	8.64	25.22	0.46	0.13	†	0.13	†	3.78	†	813	132
Class S
12-31-14	10.81	0.21	(0.05)	0.16	0.17		—		—	0.17		—	10.80	1.42	0.63	0.53		0.53		1.83		174,700	6
12-31-13	8.83	0.16•	2.02	2.18	0.20		—		—	0.20		—	10.81	24.90	0.62	0.52		0.52		1.61		184,485	4
12-31-12	7.66	0.18•	1.17	1.35	0.18		—		—	0.18		—	8.83	17.89	0.64	0.51		0.51		2.12		162,879	5
12-31-11	8.62	0.15•	(0.92)	(0.77)	0.19		—		—	0.19		—	7.66	(9.17)	0.66	0.43		0.43		1.73		158,642	10
12-31-10	7.04	0.18	1.54	1.72	0.14		—		—	0.14		—	8.62	24.84	0.71	0.38	†	0.38	†	2.66	†	224,492	132
VY® Franklin Templeton Founding Strategy Portfolio
Class ADV
12-31-14	10.70	0.18•	0.12	0.30	0.24		—		—	0.24		—	10.76	2.72	0.83	0.68		0.68		1.61		13,440	10
12-31-13	8.88	0.19•	1.88	2.07	0.25		—		—	0.25		—	10.70	23.60	0.83	0.68		0.68		1.90		11,142	11
12-31-12	7.96	0.23•	1.00	1.23	0.31		—		—	0.31		—	8.88	15.80	0.84	0.69		0.69		2.67		5,202	11
12-31-11	8.30	0.27•	(0.41)	(0.14)	0.20		—		—	0.20		—	7.96	(1.81)	0.84	0.69		0.69		3.30		4,289	11
12-31-10	7.74	0.18•	0.60	0.78	0.22		—		—	0.22		—	8.30	10.40	0.83	0.68		0.68		2.26		2,652	10

See Accompanying Notes to Financial Statements

17

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions (2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® Franklin Templeton Founding Strategy Portfolio (continued)
Class I
12-31-14	10.94	0.24•	0.14	0.38	0.28	—	—	0.28	—	11.04	3.37	0.08	0.08	0.08	2.14	3,034	10
12-31-13	9.05	0.27•	1.91	2.18	0.29	—	—	0.29	—	10.94	24.42	0.08	0.08	0.08	2.66	2,530	11
12-31-12	8.11	0.24•	1.05	1.29	0.35	—	—	0.35	—	9.05	16.29	0.09	0.09	0.09	2.79	1,838	11
12-31-11	8.41	0.46•	(0.54)	(0.08)	0.22	—	—	0.22	—	8.11	(1.15)	0.09	0.09	0.09	5.44	1,564	11
12-31-10	7.80	0.15•	0.68	0.83	0.22	—	—	0.22	—	8.41	10.97	0.08	0.08	0.08	1.96	1,838	10
Class S
12-31-14	10.88	0.21•	0.14	0.35	0.25	—	—	0.25	—	10.98	3.16	0.33	0.33	0.33	1.90	878,803	10
12-31-13	9.01	0.25•	1.89	2.14	0.27	—	—	0.27	—	10.88	24.02	0.33	0.33	0.33	2.46	934,313	11
12-31-12	8.07	0.25•	1.01	1.26	0.32	—	—	0.32	—	9.01	16.05	0.34	0.34	0.34	2.97	781,854	11
12-31-11	8.37	0.29•	(0.40)	(0.11)	0.19	—	—	0.19	—	8.07	(1.40)	0.34	0.34	0.34	3.44	759,652	11
12-31-10	7.76	0.19	0.62	0.81	0.20	—	—	0.20	—	8.37	10.77	0.33	0.33	0.33	2.29	873,001	10

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-nine active separate investment series. The three series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Global Perspectives Portfolio (“Global Perspectives”), VY® DFA World Equity Portfolio (“DFA World Equity”) and VY® Franklin Templeton Founding Strategy Portfolio (“Franklin Templeton Founding Strategy”), each a diversified series of the Trust.

Each Portfolio offers three classes of shares: Adviser (“Class ADV”), Institutional (“Class I”) and Service (“Class S”). The separate classes of shares differ principally in distribution fees, shareholder servicing fees and transfer agency fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC (“DSL”), a Delaware limited liability company, serves as the investment adviser to DFA World Equity and Franklin Templeton Founding Strategy. Voya Investments, LLC (“Voya Investments”), an Arizona limited liability company, serves as the investment adviser to Global Perspectives. DSL and Voya Investments are collectively referred to as the “Investment Advisers.” Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to Global Perspectives. Voya Funds Services, LLC (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

Global Perspectives seeks to achieve its investment objective by investing in affiliated investment companies that, in turn, invest directly in a wide range of portfolio securities (i.e., stocks and bonds).

DFA World Equity seeks to achieve its investment objectives by investing in unaffiliated investment companies advised by Dimensional Fund Advisors LP that, in turn, invest directly in a wide range of portfolio securities (i.e., stocks and bonds).

Franklin Templeton Founding Strategy seeks to achieve its investment objective by investing in affiliated investment companies sub-advised by Franklin Advisers, Inc., Franklin Mutual Advisers, LLC or its affiliate Templeton Global Advisors Limited that, in turn, invest directly in a wide range of portfolio securities (i.e., stocks and bonds).

The investment objective of the Portfolios is described in each Portfolio’s Prospectus.

The investment companies in which the Portfolios invest are collectively referred to as the “Underlying Funds.”

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. All investments in Underlying Funds and securities are recorded at their estimated fair value, as described below. U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation of the Portfolios’ investments in Underlying Funds is based on the net asset value (“NAV”) of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable.

Investments in securities held in the Portfolios or the Underlying Funds of sufficient credit quality maturing in 60 days or less are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from independent pricing services. Investments in equity securities held by the Portfolios or the Underlying Funds and traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been

19

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ Valuation Procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the NAV.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined in the 1940 Act, and as determined in good faith by or under the supervision of the Portfolio’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Portfolio calculates its NAV may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolio (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. Each Portfolio classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing the Portfolios’ investments under these levels of classification is included following each Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Portfolios’ Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Advisers or sub-advisers, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Portfolio can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains

20

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2014, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C. Distributions to Shareholders. Each Portfolio records distributions to its shareholders on the ex-dividend date. Each Portfolio declares and pays dividends and capital gains, if any, annually. Each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

D. Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Offering Costs. Costs incurred with the offering of shares of a Portfolio are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

G. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2014, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales
Global Perspectives	$49,990,381	$72,065,057
DFA World Equity	11,302,388	21,039,765
Franklin Templeton Founding Strategy	93,680,140	158,219,165

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Global Perspectives has entered into an investment management agreement (“Investment Management Agreement”) with Voya Investments. The Investment Management Agreement compensates Voya Investments with a fee, computed daily and payable monthly, based on: 0.10% of average daily net assets invested in affiliated Underlying Funds and 0.30% of average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments.

DFA World Equity and Franklin Templeton Founding Strategy have entered into an Investment Management Agreement with DSL. The Investment Management Agreement compensates DSL with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio. DFA World Equity pays DSL a fee of 0.25% of its average daily net assets. Franklin Templeton Founding Strategy does not pay DSL an advisory fee.

Voya Investments has entered into a sub-advisory agreement with Voya IM with respect to Global Perspectives. DSL has entered into a sub-advisory agreement with Dimensional Fund Advisors LP with respect to DFA World Equity. Subject to such policies as the Board or Investment Advisers may determine, these sub-advisers manage each respective Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations.

21

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

The Administrator provides certain administrative and shareholder services necessary for each Portfolio’s operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive a fee at an annual rate of 0.10%, 0.10% and 0.05% of the average daily net assets of Global Perspectives, DFA World Equity and Franklin Templeton Founding Strategy, respectively.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a Shareholder Service Plan (the “Agreement”) for the Class S shares of the Portfolios. The Agreement compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S. Under the Agreement, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S shares.

Class ADV has a Rule 12b-1 Shareholder Service and Distribution Plan. Class ADV shares pay a shareholder service fee of 0.25% and a distribution fee of 0.50% of each Portfolio’s average daily net assets attributable to Class ADV shares. The Distributor has contractually agreed to waive a portion of the distribution fee equal to 0.15% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class ADV shares of each Portfolio, so that the actual fee paid by Class ADV shares is an annual rate of 0.35%. Effective March 14, 2014, the Distributor has agreed to further waive a portion of the distribution fee by 0.30% for Class ADV shares of Global Perspectives. Termination or modification of these obligations requires approval by the Board.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2014, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
Voya Insurance and Annuity Company	Global Perspectives	98.22%
	DFA World Equity	94.08
	Franklin Templeton Founding Strategy	96.61

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, if certain Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Portfolios have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2014, the following Portfolio had the below payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Portfolio	Accrued Expenses	Amount
DFA World Equity	Audit	$8,970
	Shareholder Reporting	10,110

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Advisers have entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Advisers have agreed to limit expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class S
Global Perspectives(1)(2)	1.55%	0.95%	1.20%
DFA World Equity(3)(4)	1.05%	0.45%	0.70%
Franklin Templeton Founding Strategy(3)(5)	0.74%	0.14%	0.39%

(1)	For Global Perspectives, the operating expense limits shown take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on the Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

22

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

(2)	For Global Perspectives, pursuant to a side letter effective March 14, 2014 through May 1, 2016, the total expense limits including the operating expenses incurred at the Underlying Fund level are 1.09%, 0.83% and 1.08% for Class ADV, Class I, and Class S shares respectively. Termination or modification of this obligation requires approval by the Board.

(3)	The operating expense limits shown apply only at the Portfolio level and do not include the fees payable by the Underlying Funds in which the Portfolio invests.

(4)	For DFA World Equity, pursuant to a side letter through May 1, 2015, the total expense limits including the operating expenses incurred at the Underlying Fund level are 1.21%, 0.61% and 0.86% for Class ADV, Class I, and Class S shares respectively. Amounts waived pursuant to this side letter are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(5)	For Franklin Templeton Founding Strategy, the total expense limits including the operating expenses incurred at the Underlying Fund level are 1.50%, 0.90% and 1.15% for Class ADV, Class I and Class S shares, respectively.

Except as otherwise noted above, the Investment Advisers may at a later date recoup from each Portfolio for management fees waived and other expenses assumed by the Investment Advisers during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Advisers of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Advisers are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2014, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Advisers and the related expiration dates are as follows:

	December 31,
	2015	2016	2017	Total
Global Perspectives	$—	$38,948	$165,979	$204,927

The expense limitation agreements are contractual through May 1, 2015 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 9 — LINE OF CREDIT

Global Perspectives and DFA World Equity, in addition to certain other funds managed by the Investment Advisers, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 23, 2014, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The below Portfolio utilized the line of credit during the year ended December 31, 2014 as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
DFA World Equity	3	$929,333	1.09%

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Perspectives
Class ADV
12/31/2014	580,925	18,334,406	6,817	(3,168,135)	15,754,013	6,256,883	193,055,601	75,194	(34,279,048)	165,108,630
5/1/2013(1)- 12/31/2013	2,337,475	—	—	(17,568)	2,319,907	24,127,183	—	—	(180,520)	23,946,663

23

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions		Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#		#	#	($)	($)	($)	($)	($)
Global Perspectives (continued)
Class I
12/31/2014	117,252	—	17		(9,622)	107,647	1,290,116	—	194	(104,354)	1,185,956
5/1/2013(1)- 12/31/2013	25,729	—	—		(976)	24,753	261,253	—	—	(10,113)	251,140
Class S
12/31/2014	—	—	—	*	—	— *	—	—	5	—	5
5/1/2013(1)- 12/31/2013	3,001	—	—		—	3,001	30,010	—	—	—	30,010
DFA World Equity
Class ADV
12/31/2014	160,746	—	6,167		(100,261)	66,652	1,722,266	—	68,201	(1,088,799)	701,668
12/31/2013	203,862	—	7,028		(47,040)	163,850	1,962,258	—	66,622	(458,761)	1,570,119
Class I
12/31/2014	127,902	—	5,743		(66,640)	67,005	1,424,320	—	65,013	(709,439)	779,894
12/31/2013	138,683	—	4,991		(110,540)	33,134	1,356,207	—	48,318	(1,083,294)	321,231
Class S
12/31/2014	1,058,417	—	252,192		(2,188,666)	(878,057)	11,673,345	—	2,849,765	(23,915,218)	(9,392,108)
12/31/2013	726,730	—	353,728		(2,461,322)	(1,380,864)	7,207,381	—	3,420,547	(24,268,989)	(13,641,061)
Franklin Templeton Founding Strategy
Class ADV
12/31/2014	338,716	—	26,128		(157,130)	207,714	3,714,369	—	292,108	(1,723,458)	2,283,019
12/31/2013	660,546	—	18,568		(223,420)	455,694	6,450,179	—	181,035	(2,140,612)	4,490,602
Class I
12/31/2014	107,006	—	6,141		(69,614)	43,533	1,176,566	—	70,251	(772,233)	474,584
12/31/2013	86,613	—	6,199		(64,452)	28,360	876,755	—	61,620	(660,491)	277,884
Class S
12/31/2014	1,672,526	—	1,852,021		(9,311,678)	(5,787,131)	18,737,424	—	21,094,524	(103,638,792)	(63,806,844)
12/31/2013	3,411,291	—	2,315,614		(6,615,331)	(888,426)	33,861,836	—	22,947,730	(65,982,659)	(9,173,093)

(1)	Commencement of operations.

*	Share amount is less than 0.500.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2014:

	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Global Perspectives	$1,414,397	$(1,414,397)
DFA World Equity	62,613	(62,613)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

24

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Ordinary Income	Long-term Capital Gains	Ordinary Income
Global Perspectives	$73,409	$1,984	$—
DFA World Equity	2,982,979	—	3,535,487
Franklin Templeton Founding Strategy	21,456,883	—	23,190,385

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2014 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards
	Income	Capital Gains	(Depreciation)	Amount	Character	Expiration
Global Perspectives	$4,735,260	$6,298,254	$(2,771,250)	$—	—	—
DFA World Equity	3,576,234	—	35,868,503	(23,488,693)	Short-term	2016
Franklin Templeton Founding Strategy	18,039,642	—	144,409,641	(219,734)	Short-term	2017
				(22,486,704)	Short-term	2018
				$(22,706,438)

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

As of December 31, 2014, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Portfolios and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

The Portfolios are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Assets will be allocated among Underlying Funds and markets based on judgments by the Investment Advisers or sub-advisers. There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Foreign Investments and/or Developing and Emerging Markets. There are certain risks in owning foreign (non-U.S.) securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

25

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 13 — REORGANIZATIONS

On March 14, 2014, Global Perspectives (“Acquiring Portfolio”) acquired all of the net assets of ING American Funds World Allocation Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolio on February 27, 2014. The purposes of the transaction were to combine two portfolios with comparable investment objectives and policies and to lower the net expense ratio for shareholders of the Acquired Portfolio. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2014, are as follows:

Net investment income	$3,004,392
Net realized and unrealized gain on investments	$4,089,558
Net increase in net assets resulting from operations	$7,093,950

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since March 14, 2014. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Depreciation (000s)	Portfolios’ Conversion Ratio
$193,056	$25,104	$—	$(81,520)	0.9423

The net assets of the Acquiring Portfolio after the acquisition were $218,160,194.

NOTE 14 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and is required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and Sub-Adviser, if applicable, provide services to the Portfolios. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. In addition, in 2013, shareholders of each Portfolio approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements. At that meeting, the Investment Adviser represented that the agreements approved by the Board were not materially different from the agreements

26

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 14 — RESTRUCTURING PLAN (continued)

approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Portfolios will not be asked to vote again on these new agreements with the Investment Advisers and affiliated sub-adviser.

NOTE 15 — SUBSEQUENT EVENTS

On November 20, 2014, the Board approved a change to the administrative agreement with VFS with respect to Franklin Templeton Founding Strategy. Effective January 1,

2015, VFS is entitled to receive from the Portfolio a fee at an annual rate of 0.10% of its average daily net assets. VFS is contractually obligated to waive 0.05% of the administrative fee for the Portfolio for at least two years from the effective date of January 1, 2015. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

27

PORTFOLIO OF INVESTMENTS
Voya Global Perspectives Portfolio	as of December 31, 2014

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 100.1%
	Affiliated Investment Companies: 100.1%
1,779,665	Voya Emerging Markets Index Portfolio - Class I	$18,953,435	9.5
1,900,899	Voya Global Bond Fund - Class R6	19,845,384	10.0
2,317,520	Voya GNMA Income Fund - Class I	20,139,247	10.1
1,961,948	Voya High Yield Portfolio - Class I	19,835,292	10.0
888,161	Voya Index Plus LargeCap Portfolio - Class I	19,965,853	10.0
2,057,055	Voya International Index Portfolio - Class I	19,274,607	9.7
1,328,038	Voya MidCap Opportunities Portfolio - Class I	20,146,343	10.2
874,017	Voya Small Company Portfolio - Class I	20,320,885	10.2
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
1,878,136	Voya U.S. Bond Index Portfolio - Class I	$20,208,739	10.2
1,645,314	VY® Clarion Global Real Estate Portfolio - Class I	20,303,181	10.2
	Total Mutual Funds (Cost $201,422,569)	198,992,966	100.1
	Liabilities in Excess of Other Assets	(261,988)	(0.1)
	Net Assets	$198,730,978	100.0

Cost for federal income tax purposes is $201,764,216.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$2,475,333
Gross Unrealized Depreciation	(5,246,583)
Net Unrealized Depreciation	$(2,771,250)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Mutual Funds	$198,992,966	$—	$—	$198,992,966
Total Investments, at fair value	$198,992,966	$—	$—	$198,992,966

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$2,471,617	$21,814,639	$(5,542,302)	$209,481	$18,953,435	$303,363	$305,385	$—
Voya Global Bond Fund - Class R6	2,460,756	21,510,683	(3,393,353)	(732,702)	19,845,384	145,060	72,992	—
Voya GNMA Income Fund - Class I	2,459,087	21,661,790	(4,039,794)	58,164	20,139,247	613,380	15,540	—
Voya Growth and Income Portfolio - Class I	2,496,294	22,458,985	(24,962,311)	7,032	—	388,208	(398,665)	2,166,392
Voya High Yield Portfolio - Class I	2,464,907	22,013,741	(3,571,909)	(1,071,447)	19,835,292	1,058,815	(28,049)	—
Voya Index Plus LargeCap Portfolio - Class I	—	19,965,853	—	—	19,965,853	—	—	—
Voya International Index Portfolio - Class I	2,471,215	21,768,321	(3,993,002)	(971,927)	19,274,607	168,240	96,577	—
Voya MidCap Opportunities Portfolio - Class I	2,475,124	24,207,881	(5,067,006)	(1,469,656)	20,146,343	82,548	(168,713)	3,186,350
Voya Small Company Portfolio - Class I	2,465,338	23,496,637	(4,696,916)	(944,174)	20,320,885	76,412	(269,979)	2,369,480
Voya U.S. Bond Index Portfolio - Class I	2,467,347	21,365,286	(3,954,443)	330,549	20,208,739	411,212	55,593	—
VY® Clarion Global Real Estate Portfolio - Class I	2,478,834	20,993,609	(5,017,517)	1,848,255	20,303,181	290,499	423,464	—
	$24,710,519	$241,257,425	$(64,238,553)	$(2,736,425)	$198,992,966	$3,537,737	$104,145	$7,722,222

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

28

PORTFOLIO OF INVESTMENTS
VY® DFA World Equity Portfolio	as of December 31, 2014

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 99.3%
841,348	DFA Emerging Markets Core Equity Portfolio	$15,918,297	8.7
1,056,929	DFA International Real Estate Securities Portfolio	5,538,310	3.0
1,521,130	DFA International Vector Equity Portfolio	16,352,149	8.9
1,999,882	DFA Large Cap International Portfolio	41,437,559	22.6
1,337,986	DFA U.S. Core Equity 1 Portfolio	23,976,708	13.0
1,806,938	DFA U.S. Large Company Portfolio	29,308,536	15.9
303,323	DFA U.S. Small Cap Portfolio	9,448,514	5.1
824,832	VA International Small Portfolio	9,122,641	5.0
1,074,699	VA International Value Portfolio	12,606,220	6.9
407,386	VA U.S. Large Value Portfolio	9,357,647	5.1
517,775	VA U.S. Targeted Value Portfolio	9,449,398	5.1
	Total Mutual Funds (Cost $145,991,382)	182,515,979	99.3
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.2%
	Mutual Funds: 0.2%
323,031	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $323,031)	$323,031	0.2
	Total Short-Term Investments (Cost $323,031)	323,031	0.2
	Total Investments in Securities (Cost $146,314,413)	$182,839,010	99.5
	Assets in Excess of Other Liabilities	856,563	0.5
	Net Assets	$183,695,573	100.0

††	Rate shown is the 7-day yield as of December 31, 2014.

Cost for federal income tax purposes is $146,970,449.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$37,342,954
Gross Unrealized Depreciation	(1,474,393)
Net Unrealized Appreciation	$35,868,561

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Mutual Funds	$182,515,979	$—	$—	$182,515,979
Short-Term Investments	323,031	—	—	323,031
Total Investments, at fair value	$182,839,010	$—	$—	$182,839,010

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

29

VY® Franklin Templeton Founding	PORTFOLIO OF INVESTMENTS
Strategy Portfolio	as of December 31, 2014

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 100.0%
	Affiliated Investment Companies: 100.0%
26,222,237	VY® Franklin Income Portfolio - Class I	$299,720,174	33.5
25,743,410	VY® Franklin Mutual Shares Portfolio - Class I	299,138,420	33.4
19,269,587	VY® Templeton Global Growth Portfolio - Class I	296,751,644	33.1
	Total Mutual Funds (Cost $655,401,096)	895,610,238	100.0
	Liabilities in Excess of Other Assets	(333,576)	—
	Net Assets	$895,276,662	100.0

Cost for federal income tax purposes is $751,200,597.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$144,409,641
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$144,409,641

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Aset Table
Investments, at fair value
Mutual Funds	$895,610,238	$—	$—	$895,610,238
Total Investments, at fair value	$895,610,238	$—	$—	$895,610,238

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
VY® Franklin Income Portfolio - Class I	$313,918,450	$40,002,006	$(41,639,536)	$(12,560,746)	$299,720,174	$12,812,960	$16,049,236	$—
VY® Franklin Mutual Shares Portfolio - Class I	315,953,067	18,761,535	(43,478,695)	7,902,513	299,138,420	4,008,454	12,083,711	—
VY® Templeton Global Growth Portfolio - Class I	318,524,955	34,916,599	(27,448,976)	(29,240,934)	296,751,644	4,388,861	17,519,011	—
	$948,396,472	$93,680,140	$(112,567,207)	$(33,899,167)	$895,610,238	$21,210,275	$45,651,958	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

30

Tax Information (Unaudited)

Dividends and distributions paid during the year ended December 31, 2014 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Global Perspectives Portfolio
Class ADV	NII	$0.0022
Class I	NII	$0.0027
Class S	NII	$—
All Classes	STCG	$0.0015
All Classes	LTCG	$0.0001

VY® DFA World Equity Portfolio
Class ADV	NII	$0.1510
Class I	NII	$0.1972
Class S	NII	$0.1712
Portfolio Name	Type	Per Share Amount
VY® Franklin Templeton Founding Strategy Portfolio
Class ADV	NII	$0.2400
Class I	NII	$0.2782
Class S	NII	$0.2524

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2014, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Global Perspectives Portfolio	29.44%
VY® DFA World Equity Portfolio	58.44%
VY® Franklin Templeton Founding Strategy Portfolio	44.13%

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2014:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Global Perspectives Portfolio	$57,952	$0.0032	9.21%
VY® Franklin Templeton Founding Strategy Portfolio	$256,755	$0.0032	17.89%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

31

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Trustee	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	158	DSM/Dentaquest, Boston, MA (February 2014 - Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Chairperson/ Trustee	January 2005 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	158	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	158	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Funds (35 funds) (December 2009 - Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	May 2013 - Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991 - July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014.	158	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	November 2007 - Present	Retired.	158	First Marblehead Corporation (September 2003 - Present).

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	May 2013 - Present	Retired.	158	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2005 - Present	Retired.	158	Assured Guaranty Ltd. (April 2004 - Present).

32

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	158	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	158	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 1994 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	158	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

Trustee who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	November 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).	158	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 - Present); and Voya Investment Trust Co. (April 2009 - Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of the Portfolio (as defined below, “Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Voya family of funds is as of January 31, 2015.

(3)	Mr. Mathews is deemed to be an “Interested Person” of the Trust as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or any of Voya Financial, Inc.’s affiliates.

*	Effective on December 31, 2014, J. Michael Earley retired as a Trustee.

33

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President	March 2003 - Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	March 2003 - Present September 2009 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Chief Compliance Officer	February 2012 - Present	Senior Vice President and Chief Compliance Officer, Voya Investments, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Funds Services, LLC (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	November 2003 - Present	Senior Vice President, Voya Investments, LLC (October 2003 - Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	July 2012 - Present	Senior Vice President - Head of Fund Compliance, Voya Funds Services, LLC (June 2012 - Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 - June 2012).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006 - Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, Voya Funds Services, LLC (March 2003 - March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2004 - Present	Vice President, Voya Funds Services, LLC (September 2004 - Present).

34

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	February 2003 - Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 - Present); Vice President, Voya Investments, LLC (October 2004 - Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 - Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 - Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 - Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 - April 2010).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2014 - Present	Vice President, Voya Funds Services, LLC (April 2014 - Present). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 - March 2014).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	November 1999 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Vice President	September 2012 - Present	Vice President, Voya Funds Services, LLC (July 2007 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2006 - Present	Vice President - Mutual Fund Product Development, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Investment Management - Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	May 2008 - Present	Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

35

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Trustees (the “Board”) of Voya Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts of Voya Global Perspectives Portfolio, VY® DFA World Equity Portfolio, and VY® Franklin Templeton Founding Strategy Portfolio (collectively, the “Portfolios”), each a series of the Trust, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), must annually review and approve the Portfolios’ existing investment advisory and sub-advisory contracts. Thus, at a meeting held on September 12, 2014, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the amended and restated investment advisory contracts (the “Advisory Contracts”) between Voya Investments, LLC or Directed Services LLC, as applicable (together, the “Adviser”), and the Portfolios, as well as the amended and restated sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-advisers to each Portfolio, except VY® Franklin Templeton Founding Strategy Portfolio (collectively, the “Portfolios”), each a series of the Trust, and who are not “interested persons” of the Portfolios (each a “Sub-Adviser” and together, the “Sub-Advisers”).

The Independent Trustees also held separate meetings on August 14 and September 10, 2014, to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Board include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its September 12, 2014 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds

(“Voya funds”), the Board considered each Voya fund’s advisory and sub-advisory relationships separately.

Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are some of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending September 30, 2015. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board followed a structured process (the “Contract Review Process”) pursuant to which it requested and considered relevant information when it decided whether to approve and renew the Advisory Contracts and Sub-Advisory Contracts. Among other actions, the Independent Trustees previously retained an independent consultant with experience in the mutual fund industry to assist them in working with personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to: identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information was provided to the Board; and determine the process for the Board’s review of such information.

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Advisers, as well as the oversight by the Adviser of the performance of the Sub-Advisers. The IRCs may apply a heightened level of scrutiny in cases where performance was below a Voya fund’s relevant benchmark, and/or a selected peer group of investment companies (“Selected Peer Group”), and/or Lipper Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median, as applicable.

36

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which they request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provided certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”). The Independent Trustees periodically have retained, including most recently in 2014, an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee has routinely employed an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Group to be used by each Portfolio for certain comparison purposes during the renewal process.

Set forth below is a discussion of many of the Board’s primary considerations and conclusions in connection with its decision to approve the Portfolios’ Advisory and Sub-Advisory Contracts through September 30, 2015.

Nature, Extent and Quality of Service

The Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and, as relevant, the Sub-Advisers. This included information regarding the Adviser and Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the September 12, 2014 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, information regarding the Portfolio’s investment portfolio, objective and strategies, and information regarding net asset flows into and out of the Portfolio; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the

FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and, as applicable, the Sub-Adviser to the Portfolio to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and, as relevant, the Sub-Adviser; (7) financial statements for the Adviser and, as applicable, the Sub-Adviser; (8) a draft narrative summary addressing key factors the Board customarily considers in evaluating the advisory and sub-advisory contracts for the Voya funds (including the Portfolios’ Advisory Contracts and Sub-Advisory Contracts); (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) a report by the Trust’s Chief Compliance Officer (“CCO”); and (11) other information relevant to the Board’s evaluations.

The Board was advised that pursuant to an agreement with the European Commission, ING Groep, N.V. (“ING Groep”) is required to divest its entire interest in Voya Financial, Inc. (formerly known as ING U.S. Inc.), its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and a Sub-Adviser affiliated with the Adviser, Voya Investment Management Co. LLC (“Voya IM”), by the end of 2016 (such divestment, the “Separation Plan”). Voya Financial, Inc. is and was, at the time of the September Board meeting, a minority owned subsidiary of ING Groep and a parent company of the Adviser and Voya IM. The Board further noted that the Separation Plan may result in the Adviser’s and Voya IM’s loss of access to the services and resources of ING Groep, which could adversely affect their businesses and profitability. The Board was advised that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control.

The Board was advised that Voya Financial, Inc. had conducted an initial public offering of Voya Financial, Inc. common stock in May 2013 and ING Groep had divested additional shares through three other public offerings since May 2013, reducing its ownership interest in Voya Financial, Inc. to below 50%. The Board was advised that none of these public offerings was deemed to be a change of control. The Board recognized that if any future public offering is deemed to be a change of control, the investment advisory and sub-advisory agreements for each Voya fund would terminate and trigger a need for new agreements, which would require the approval of the Board and, potentially, shareholders of the Portfolios. The Board also was advised that there could be no assurance that the Separation Plan will be carried out completely. The

37

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board considered the potential effects of the Separation Plan on the Portfolios, the Adviser and Voya IM, including the Adviser’s and Voya IM’s ability during and after the separation to perform the same level of service to the Portfolios as the Adviser and Voya IM then provided. The Board was advised that neither the Adviser nor Voya IM anticipated that the Separation Plan would have a material adverse impact on the Portfolios or their operations and administration.

The Board was advised that, in connection with the Separation Plan, Voya Financial, Inc. underwent a rebranding effort (the “Rebranding”) whereby Voya Financial, Inc. and several of its affiliates effected name changes. The Voya funds’ names, as well as Voya Investments, LLC’s and Voya IM’s names, were also changed in connection with the Rebranding. The Rebranding resulted in amended and restated forms of advisory and sub-advisory contracts being presented to and approved by the Board at its September 12, 2014 meeting. The Board was advised that the Advisory and Sub-Advisory Contracts have the same terms as the then-current advisory and sub-advisory contracts, except for the effective date and certain immaterial changes made to certain provisions related to the Rebranding.

VY® Franklin Templeton Founding Strategy Portfolio is not sub-advised and invests in a combination of mutual funds (“Underlying Funds”) within the Voya funds complex that are sub-advised by Franklin Advisors, Inc., Franklin Mutual Advisers, LLC or Templeton Global Advisors Limited that, in turn, invest directly in a wide range of portfolio securities (such as stocks and bonds). VY® DFA World Equity Portfolio invests in a combination of non-Voya-affiliated Underlying Funds that are advised by Dimensional Fund Advisors LP. Voya Global Perspectives Portfolio invests in a combination of Underlying Funds in the Voya family of funds. Because each Portfolio operates as a fund-of-funds, the performance of a Portfolio primarily reflects the Underlying Funds in which it invests.

For each Portfolio, a specific class of shares was used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. The specified class of a Portfolio was chosen based on the 15(c) Methodology Guide and was compared to an analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in each Portfolio’s Selected Peer Group were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, and developments and ongoing operations of the Sub-Advisers under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services each Sub-Adviser provides to the relevant Portfolio and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Advisers and the funds that they manage. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any presentations from the Voya funds’ sub-advisers (including the Sub-Advisers). In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the sub-advisers to the Voya funds, including the Sub-Advisers, based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of each sub-adviser’s investment process and to try to identify issues that may be relevant to each sub-adviser’s services to a Voya fund and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board was advised of the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Voya fund. The Board considered that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

process of considering the approval of any new sub-adviser for a Voya fund.

The Board also considered that in the course of monitoring performance of the Sub-Advisers, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to a Selected Peer Group, to each Portfolio’s Morningstar category median, to its Lipper category median and to its primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Portfolios and alerts the IRCs to potential issues as they arise. The Board considered that MR&S also prepares Fund Dispersion Reports that seek to monitor any dispersion between the funds managed by non-Voya-affiliated sub-advisers and their similarly managed retail counterparts and assists the Board in carrying out its general oversight duties. The Board also was advised that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Advisers and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Portfolios also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Voya funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Voya funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in the Voya funds’ (including the Portfolios’) performance and other areas over consecutive periods. The Board considered that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the relevant IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s CCO and/or the Adviser’s CCO evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the Trust’s CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the Trust’s CCO in consultation with the Board’s Compliance Committee that guide the Trust’s CCO’s compliance oversight function.

The Board requested and, as applicable, considered information regarding the level of staffing, quality and experience of each Portfolio’s portfolio management team, the respective resources and reputations of the Adviser and Sub-Advisers, and the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel, the adequacy of the resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Adviser and Sub-Advisers, whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs, and the Board considered the financial stability of the Adviser and the Sub-Advisers.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and the Sub-Advisers are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Advisers were appropriate.

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance information provided in the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2014.

The Board also considered at its September 12, 2014 meeting certain additional data regarding performance and Portfolio asset levels for various additional periods ending after March 31, 2014. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and, as relevant, the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers. The Board considered that, while the Portfolios do not have advisory fee breakpoints, they do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic, fee rates at projected levels of growth versus peers and the Portfolios’ investment performance based on their investments in Underlying Funds.

Information Regarding Services to Other Clients

The Board requested and, as applicable, considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Advisers to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser or, in certain circumstances, the Sub-Adviser for these differences. For the non-Voya-affiliated Sub-Adviser, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and the non-Voya-affiliated Sub-Adviser with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or Sub-Advisers (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of the Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser and to the Adviser’s affiliated company that serves as the administrator to each Portfolio. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to the Sub-Advisers for sub-advisory services for the relevant Portfolios, including the portion of the contractual advisory fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one year, and not to terminate such agreement in future years without prior approval of the Board.

The Board requested information regarding and, as applicable, considered: (1) the fee rate structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser, as applicable, are reasonable for the services

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and, in the case of Voya Global Perspectives Portfolio, Voya IM, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to a Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Portfolio both with and without the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. The Board did not request profitability data from the Sub-Adviser that was not affiliated with the Adviser because the Board did not view this data as relevant to its deliberations, given the arm’s-length nature of the relationship between the Adviser and this non-Voya-affiliated Sub-Adviser with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also considered that the Adviser (and not a Voya fund) pays the sub-advisory fees earned by a non-Voya-affiliated sub-adviser. In addition, the Board considered that certain of the Voya funds’ sub-advisers traditionally have not accounted for their profits on an account-by-account basis.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a Portfolio-by-Portfolio basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to the Portfolios in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and the Sub-Advisers primarily on the factors described for each Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in sub-advisers or portfolio managers; and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its September 12, 2014 meeting in relation to approving each Portfolio’s Advisory Contract and, as applicable, Sub-Advisory Contract. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

Voya Global Perspectives Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Global Perspectives Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account: (1) that the Portfolio commenced operations on April 30, 2013, and therefore had a limited operating history for the purposed of analyzing its performance; and (2) Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) The fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests; and (2) Management’s representations regarding the competitiveness of the Fund’s management fee.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management would continue to monitor the Portfolio’s performance, the Portfolio’s performance is reasonable in context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® DFA World Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for VY® DFA World Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the three-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and five-year periods, the third quintile for the one-year period, and the fourth quintile for the three-year period.

In analyzing this performance data, the Board took into account Management’s representations regarding the Portfolio’s favorable performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests; and (2) Management’s representations with respect to the competitiveness of the Portfolio’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Franklin Templeton Founding Strategy Portfolio

In considering whether to approve the renewal of the Advisory Contract for VY Franklin Templeton Founding Strategy Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.05% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH A CHANGE OF CONTROL EVENT

Section 15(c) of the 1940 Act, provides that, when the Portfolios enter into new investment advisory contracts with the Adviser, and, with the exception of VY® Franklin Templeton Founding Strategy Portfolio, the Adviser enters into new sub-advisory contracts between the Adviser and the Sub-Advisers, the Board, including a majority of the Independent Trustees, must approve the new arrangements. Discussed below are certain factors that the Board considered at a meeting held on November 18, 2014 in determining whether to approve new advisory and sub-advisory arrangements for the Portfolios in connection with a Change of Control Event, as such term is defined below, pursuant to the Separation Plan.

At the November 18, 2014 meeting, the Board noted that pursuant to an agreement with the European Commission, ING Groep, N.V. (as defined above, “ING Groep”), the former parent company of the Adviser and Voya IM, is required to divest its entire interest in Voya Financial, Inc.

(formerly, ING U.S., Inc.), its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser and Voya IM, by the end of 2016 (as defined above, the “Separation Plan”). Voya Financial, Inc. previously was a wholly owned, indirect subsidiary of ING Groep and is a parent company of the Adviser and Voya IM.

Each of the Portfolios is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a “Change of Control Event.” ING Groep’s base case to achieve the Separation Plan was through an initial public offering of Voya Financial, Inc. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of Voya Financial, Inc. stock, or, possibly, through one or more privately negotiated sales of the stock. The Board recognized that the Separation Plan contemplated several public offerings and each may have been deemed to be a Change of Control Event, triggering the necessity for new agreements, which would require the approval of the Board. The Board concluded that approval by shareholders of the new agreements that would become effective in the event of one or more Change of Control Events would permit the Portfolios to benefit from the continuation of services by the Adviser, Sub-Advisers, and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser obtained regulatory assurances from the staff of the U.S. Securities and Exchange Commission in March 2013 that they would not object to approval of future agreements by shareholders at a single shareholder meeting. Portfolio shareholders approved the future agreements in May 2013.

The IPO was completed in May 2013. ING Groep divested additional shares in Voya Financial, Inc. through four subsequent public offerings since May 2013, including a secondary common stock offering that closed on November 18, 2014 (the “November Transaction”). (In addition, concurrently with the November Transaction, Voya Financial, Inc. repurchased $175 million of its shares directly from ING Groep). Upon the completion of the November Transaction and the concurrent direct share repurchase, ING Groep’s ownership in Voya Financial, Inc. was reduced from approximately 32.5% to approximately 19%. This was deemed to be a Change of Control Event

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that resulted in the termination of the Portfolios’ existing advisory and sub-advisory agreements (the “Prior Agreements”) at the close of business on November 18, 2014.

In light of the foregoing, on November 18, 2014 the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements (the “New Agreements”) for the Portfolios to replace the Prior Agreements upon termination. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements for the Adviser and Voya IM approved by shareholders of the Portfolios in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Portfolios will not be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers, including Voya IM.

The decision by the Board, including a majority of the Independent Trustees, to approve the New Agreements was based on a determination by the Board that it would be in the best interests of the shareholders of the Portfolios for the Adviser and Sub-Advisers to continue providing investment advisory, sub-advisory, and related services for the Portfolios, without interruption, after the Change of Control Event.

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and Sub-Advisers under the Prior Agreements and to be provided under the New Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Prior Agreements, which were most recently approved for continuation at the in-person meeting of the Board held on September 12, 2014. During the review process that led to its approval of the Prior Agreements on September 12, 2014, the Board was informed by the Adviser that it was likely the Board would be asked in the very near future to consider approval of the New Agreements. The Board further noted that the Change of Control Event would result in the Adviser’s and Voya IM’s loss of access to certain services and resources of ING Groep, which could adversely affect their businesses and profitability.

On September 12, 2014, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, to renew the Prior Agreements and that the fee rates set forth in the Prior Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided under the Prior Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Prior Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Advisers, and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, Voya IM (with respect to Voya Global Perspectives Portfolio), and their affiliates with respect to their services to the Portfolios.

A further description of the process followed by the Board in approving the Prior Agreements on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth above under the section titled “BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS.”

In connection with its approval of the New Agreements, on November 18, 2014 the Board considered its conclusions in connection with its September 12, 2014 approvals of those Prior Agreements that were in effect on that date, including the Board’s assessment of the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its November 18, 2014 approvals of the New Agreements, the Board considered a representation from the Adviser that there were no additional developments not already disclosed to the Board since September 12, 2014 that would be a material consideration to the Board in connection with its consideration of the New Agreements.

In addition, in determining whether to approve the New Agreements, the Board took into account the considerations set out below.

1)	The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties when approving the New Agreements from K&L Gates, their independent legal counsel, which law firm has extensive experience regarding such matters.

2)	The Board considered Management’s representations regarding its commitment to maintain appropriate levels of overall staffing, ongoing resources and service quality through the transactions under the Separation Plan and after the Change of Control Event. The Board noted that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep, as

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contemplated by the Separation Plan, will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Portfolios. The Board also considered the importance of the asset management operations to the overall success of Voya Financial, Inc., which provides a strong incentive to Voya Financial, Inc. to provide appropriate resource allocations to support those asset management operations.

3)	The Board considered representations by the Adviser and its affiliates that approval of the New Agreements would be necessary for the Portfolios to continue receiving investment management services from the Advisers and Sub-Advisers following the November 18th Change of Control Event. In addition, the Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the New Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Portfolios than, the terms of the corresponding Prior Agreements.

4)	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Advisers can be expected to provide services of the same nature, extent and quality under the New Agreements as were provided under the Prior Agreements; and (b) the November 18th Change of Control Event

is not expected to result in any changes to: (i) the management of the Portfolios, including the continuity of the Portfolios’ portfolio managers and other personnel responsible for the management operations of the Portfolios; or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

5)	The Board considered actions taken by the Adviser subsequent to the September 12, 2014, approvals of the Prior Agreements with respect to certain Voya funds in response to requests made by the Board in connection with those approvals.

6)	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the New Agreements.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on November 18, 2014, the Board, including a majority of the Independent Trustees, voted to approve the New Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and the New Agreements should be approved so as to enable a continuation without interruption of the services being provided by the current service providers pursuant to the Prior Agreements. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements.

45

Investment Advisers

Directed Services LLC

1475 Dunwoody Drive

West Chester, Pennsylvania 19380

Voya Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

Voya Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

Voya Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com	VPAR-VITFOFAIS (1214-021915)

Annual Report

December 31, 2014

Classes ADV and I

Voya Investors Trust

■	Voya Retirement Conservative Portfolio

■	Voya Retirement Growth Portfolio

■	Voya Retirement Moderate Portfolio

■	Voya Retirement Moderate Growth Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

New Year, Hopeful View

Dear Shareholder,

As 2014 came to a close, U.S. economic growth accelerated, Japan and Europe were struggling and volatility re-emerged in markets around the world. Though periods of volatility may challenge investor resolve over the course of the year, we believe resilience will prevail thanks to continued improvements in global consumer and business spending and ample global liquidity.

Resilience has been a defining characteristic of markets for some time now, as we have seen them shake off such potentially destabilizing events as Europe’s chronic economic malaise, China’s growth slowdown and Japan’s sharp and surprising return to recession. And that’s not to mention the various geopolitical hotspots — Ukraine, the Middle East and elsewhere — that have flared up from time to time. Along the way markets have been fortified by all-time high U.S. corporate earnings; renewed monetary stimulus from central banks in Japan, Europe and China; and plummeting oil prices that have provided a positive supply shock to consumers and businesses. This confluence of events has bolstered markets worldwide and has raised investor confidence that such trends can be sustained into 2015.

Despite our optimism, we — as always — advocate a well-balanced, globally diversified portfolio. We believe such an approach is the best way to potentially benefit from whatever opportunities may arise, while limiting the potential for over-exposure to as-yet-unidentified risks. Also as always, be sure to review your investment strategy and portfolio with your financial advisor to ensure they continue to reflect your goals and needs. Thoroughly discuss any potential portfolio changes with your advisor before taking action.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

Executive Vice President

Voya Family of Funds

January 28, 2015

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2014

Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends ended 2013 at a record high. Investor sentiment had evidently reconciled itself to the tapering of the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases. The Fed’s December 18 announcement of a reduction in purchases to $75 billion per month with more to come was taken in stride. There was still plenty to worry about however and the Index endured an early slump and wide swings late in 2014 before ending up 9.81% for the year. (The Index returned 4.94% for the one year ended December 31, 2014, measured in U.S. dollars.)

It did not take long for worries about a flagging U.S. economy to resurface. A disappointingly weak employment report on January 10 showed only 74,000 jobs created in December, the lowest in nearly three years. A cold and snowy winter was thought to be depressing hiring and other key statistics like durable goods orders and home sales.

The Index reached its low point on February 3, down almost exactly 5% in 2014. Yet it took only 18 days to erase the loss despite new political turmoil that flared in Eastern Europe as Russia annexed Crimea after the president of Ukraine was deposed.

With the improvement in the season came a pick-up in U.S. economic data. Employment reports were looking better and the unemployment rate fell below 6%. The December bulletin marked the eighth consecutive month in which more than 200,000 jobs were created. National purchasing managers’ activity indices signaled healthy expansion. While the housing market was cooling, the annualized rate of existing home sales exceeded 5 million for five straight months. Consumer confidence touched seven-year high levels. Growth in gross domestic product (“GDP”) was -2.1% (annualized) in the first quarter but bounced back to 5.0% in the third.

Yet concerns remained about the sustainability of the recovery in the U.S. and worldwide. The improving U.S. employment situation was accompanied by labor force participation rates at or near the lowest since 1978. Wage growth was sluggish near 2% annually. The Fed’s monthly Treasury and mortgage-backed securities purchases ended in October.

Outside of the U.S., growth in China was decelerating, which also weighed on global commodity supplying countries. Japan re-entered recession in the third quarter after an April rise in consumption tax. But it was the euro zone that was the most problematic. Growth almost ground to a halt in the second and third quarters. Unemployment seemed stuck at 11.5%, while deflation was perilously close. Markets became increasingly skeptical that the European Central Bank (“ECB”) could attempt U.S., UK and Japan-style quantitative easing with Germany unequivocally opposed. Oil prices had been steadily falling since late June and would halve by year-end. Increased shale oil production notwithstanding, was this also a signal that global economic activity was weaker than anyone had imagined?

Securities prices mirrored investors’ mood swings in the last few months. The Index actually reached a new peak on September 19, but by October 16 fell 8.2%. From there the Index rebounded 12% to December 5, fell 5% to December 16 then rose 4% to end the year 1.3% below its all-time high.

 In U.S. fixed income markets, the Barclays Long-Term U.S. Treasury sub-index returned a remarkable 25.07% in 2014; the Barclays Short-Term U.S. Treasury sub-index just 0.09% as the Treasury yield curve flattened. The Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 5.97%, while the Barclays U.S. Corporate Investment Grade Bond sub-index gained 7.46%. Both outperformed the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), which gained only 2.46%, perhaps reflecting growing disillusionment with the risk/reward profile of high yield bonds after strong returns in recent years.

U.S. equities, represented by the S&P 500® Index including dividends, returned 13.69% in the fiscal year, about 1.5% below its all-time high. The utilities sector was the top performer, returning 28.98%; not surprisingly, the only loser was energy, which dropped 7.78% as oil prices sagged. Record operating earnings per share for S&P 500® companies in the second and third quarters were supported by low interest rates, slow wage growth and historically high share buy-back volumes. Operating margins breached 10% for the first time.

In currencies, the dollar advanced against most other currencies over the year. The dollar surged 13.60% against the euro, on the U.S.’s much better growth and interest rate increase prospects, and 13.74% against the yen, on the likelihood of further monetary easing in Japan and an announced partial re-allocation into non-yen securities for the giant Government Pension Investment Fund (“GPIF”). The dollar gained less, 6.29%, on the pound. The UK had a better growth story than the euro zone, which however is the destination for about 40% of the UK’s exports.

In international markets, the MSCI Japan® Index rose 9.48% in 2014, boosted in the case of Japan’s large exporters by the falling yen and in general by the GPIF’s announcement described above. The MSCI Europe ex UK® Index added 6.63%. The poor economic data referred to above and the lingering conflict in Ukraine dampened markets, which were spasmodically supported by the possibility of quantitative easing. The strong health care sector contributed about one third of the total. Despite superior economic results, the MSCI UK® Index was much weaker, edging up 0.50%. UK stock indices are not particularly representative of the UK economy: the largest 14 names account for half of the index and comprise mostly global banking, energy, pharmaceuticals and materials companies. As a group, they held back returns by about 1.80%.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long-Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays Short-Term U.S. Treasury Index	A market capitalization-weighted index that is composed of fixed-rate, non-convertible U.S. Treasury securities that have a remaining maturity of between one and 12 months and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
MSCI EAFE® Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 3000® Index	An unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Aggressive Index	Seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed-income securities to enhance portfolio efficiency.
S&P Target Risk Conservative Index	Seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.
S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.
S&P Target Risk Moderate Index	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.

3

Voya Retirement Portfolios	Portfolio Managers’ Report

Voya Retirement Portfolios consist of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Portfolio and Voya Retirement Moderate Growth Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Retirement Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are actively managed funds or passively managed funds (index funds).(1) The Portfolios are managed by Halvard Kvaale, CIMA, Paul Zemsky, CFA, and Derek Sasveld, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser (“Sub-Adviser”).

Portfolio Specifics: The Sub-Adviser uses an asset allocation process to determine each Portfolio’s investment mix. A description of this asset allocation process can be found in the Prospectus. Each Portfolio’s approximate target investment allocation (expressed as a percentage of its net assets) is allocated among the asset classes in which the Portfolios invest. As these are target allocations, the actual allocations of the Portfolios’ assets may deviate from the percentages shown.

Assets are allocated among the Underlying Funds and markets based on judgments made by the Sub-Adviser. The Portfolio Managers allocate each Portfolio’s assets among the Underlying Funds based on advice from the Sub-Adviser. The performance of the Portfolios reflects the performance of the Underlying Funds in which each Portfolio invests and the weightings of each Portfolio’s assets in each Underlying Fund. There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that underperforms other asset classes. The Portfolios may be underweighted in assets or a market that is experiencing significant returns (or relative outperformance) or overweighted in assets or a market with significant declines (or relative underperformance).

Over the period, the Portfolios did not take any tactical asset allocation positions.

The largest absolute detractors from performance were Voya Japan TOPIX Index Portfolio, Voya Australia Index Portfolio and Voya FTSE 100 Index® Portfolio. The largest absolute contributors to performance were Voya U.S. Stock Index Portfolio and Voya Russell™ Mid Cap Index Portfolio.

Voya Retirement Conservative Portfolio and Voya Retirement Moderate Portfolio both outperformed their respective S&P Target Risk indices, while Voya Retirement Growth Portfolio and Voya Retirement Moderate Growth Portfolio underperformed their respective S&P Target Risk indices*. The performance of each Portfolio to its respective S&P Target Risk index was dependent on each Portfolio’s relative allocation to stocks, which outperformed bonds.

Current Strategy and Outlook: Looking ahead, we believe the knock-on effects of collapsing oil prices will vary across industries, regions and asset classes. We believe the United States will maintain a modest pace of growth while global central banks will aggressively fight to improve their own near-term outlooks. In our view, the end of quantitative easing confirms the strength of the U.S. economy, but the uncertain start of interest rate hikes will increase market volatility.

*	Each Portfolio’s relative performance versus its respective benchmarks can be found on page 5.

(1)	The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated May 1, 2014.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for these Portfolios may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

Portfolio Managers’ Report	Voya Retirement Portfolios

Average Annual Total Returns for the Period Ended December 31, 2014
1 Year
Voya Retirement Conservative Portfolio, Class I	6.09%
S&P Target Risk Conservative Index	4.23%
Voya Retirement Growth Portfolio, Class I	5.73%
S&P Target Risk Aggressive Index	6.38%
Russell 3000® Index	12.56%
MSCI EAFE® Index	-4.90%
Barclays U.S. Aggregate Bond (“BCAB”) Index	5.97%
Voya Retirement Moderate Portfolio, Class I	5.64%
S&P Target Risk Moderate Index	4.75%
Russell 3000® Index	12.56%
MSCI EAFE® Index	-4.90%
BCAB Index	5.97%
Voya Retirement Moderate Growth Portfolio, Class I	6.11%
S&P Target Risk Growth Index	6.56%
Russell 3000® Index	12.56%
MSCI EAFE® Index	-4.90%
BCAB Index	5.97%

Target Allocations as of December 31, 2014

(as a percentage of net assets)(1)

Asset	Conservative	Moderate	Moderate Growth	Growth
Large Cap Stocks	20%	22%	28%	28%
Mid Cap Stocks	6%	10%	16%	16%
Small Cap Stocks	0%	2%	6%	6%
International Stocks	4%	16%	25%	25%
Bonds	47%	37%	25%	25%
Treasury Inflation Protected Securities	23%	13%	0%	0%
Total	100%	100%	100%	100%

(1)	As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Retirement Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change.

5

Voya Retirement Conservative Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV and I October 31, 2007
Class ADV	5.88%	6.23%	3.41%
Class I	6.09%	6.52%	3.75%
S&P Target Risk Conservative Index	4.23%	6.04%	4.12%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Retirement Conservative Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Voya Retirement Conservative Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Conservative Portfolio into Voya Retirement Conservative Portfolio. The performance of ING LifeStyle Conservative Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Conservative Portfolio. The investment objectives and policies of ING LifeStyle Conservative Portfolio and Voya Retirement Conservative Portfolio differ in certain respects.

6

Portfolio Managers’ Report	Voya Retirement Growth Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV and I April 28, 2006
Class ADV	5.33%	9.25%	3.62%
Class I	5.73%	9.73%	4.15%
S&P Target Risk Aggressive Index	6.38%	11.81%	6.20%
Russell 3000® Index	12.56%	15.63%	7.69%
MSCI EAFE® Index	-4.90%	5.33%	1.98%
BCAB Index	5.97%	4.45%	5.26%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Retirement Growth Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Voya Retirement Growth Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Growth Portfolio into Voya Retirement Growth Portfolio. The performance of ING LifeStyle Growth Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Growth Portfolio. The investment objectives and policies of ING LifeStyle Growth Portfolio and Voya Retirement Growth Portfolio differ in certain respects.

7

Voya Retirement Moderate Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV and I April 28, 2006
Class ADV	5.24%	7.39%	4.02%
Class I	5.64%	7.74%	4.48%
S&P Target Risk Moderate Index	4.75%	7.03%	4.87%
Russell 3000® Index	12.56%	15.63%	7.69%
MSCI EAFE® Index	-4.90%	5.33%	1.98%
BCAB Index	5.97%	4.45%	5.26%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Retirement Moderate Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Voya Retirement Moderate Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Moderate Portfolio into Voya Retirement Moderate Portfolio. The performance of ING LifeStyle Moderate Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Moderate Portfolio. The investment objectives and policies of ING LifeStyle Moderate Portfolio and Voya Retirement Moderate Portfolio differ in certain respects.

8

Portfolio Managers’ Report	Voya Retirement Moderate Growth Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV and I April 28, 2006
Class ADV	5.68%	8.68%	4.16%
Class I	6.11%	9.09%	4.66%
S&P Target Risk Growth Index	6.56%	9.41%	5.54%
Russell 3000® Index	12.56%	15.63%	7.69%
MSCI EAFE® Index	-4.90%	5.33%	1.98%
BCAB Index	5.97%	4.45%	5.26%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Retirement Moderate Growth Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total returns. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Voya Retirement Moderate Growth Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Moderate Growth Portfolio into Voya Retirement Moderate Growth Portfolio. The performance of ING LifeStyle Moderate Growth Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Moderate Growth Portfolio. The investment objectives and policies of ING LifeStyle Moderate Growth Portfolio and Voya Retirement Moderate Growth Portfolio differ in certain respects.

9

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2014**	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2014**
Voya Retirement Conservative Portfolio
Class ADV	$1,000.00	$1,010.70	0.52%	$2.64	$1,000.00	$1,022.58	0.52%	$2.65
Class I	1,000.00	1,011.50	0.27	1.37	1,000.00	1,023.84	0.27	1.38
Voya Retirement Growth Portfolio
Class ADV	$1,000.00	$1,000.00	0.68%	$3.43	$1,000.00	$1,021.78	0.68%	$3.47
Class I	1,000.00	1,002.10	0.26	1.31	1,000.00	1,023.89	0.26	1.33
Voya Retirement Moderate Portfolio
Class ADV	$1,000.00	$1,002.30	0.60%	$3.03	$1,000.00	$1,022.18	0.60%	$3.06
Class I	1,000.00	1,004.30	0.26%	1.31	1,000.00	1,023.89	0.26	1.33
Voya Retirement Moderate Growth Portfolio
Class ADV	$1,000.00	$1,005.10	0.65%	$3.29	$1,000.00	$1,021.93	0.65%	$3.31
Class I	1,000.00	1,006.80	0.26	1.32	1,000.00	1,023.89	0.26	1.33

*	The annualized expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolios’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

Voya Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Growth Portfolio, and Voya Retirement Moderate Portfolio, each a series of Voya Investors Trust, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Investors Trust as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2015

11

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2014

	Voya Retirement Conservative Portfolio	Voya Retirement Growth Portfolio	Voya Retirement Moderate Portfolio	Voya Retirement Moderate Growth Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$523,784,704	$4,320,539,998	$1,643,925,622	$2,956,628,198
Cash	620	1,862	4,390	4,473
Receivables:
Investment in affiliated underlying funds sold	—	2,574,281	997,735	1,347,706
Fund shares sold	743,465	15,858	19,833	3,618
Dividends	123	12,324	3,142	6,531
Prepaid expenses	4,308	34,842	13,376	23,765
Other assets	6,655	90,761	32,460	58,638
Total assets	524,539,875	4,323,269,926	1,644,996,558	2,958,072,929
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	723,330	—	—	—
Payable for fund shares redeemed	20,135	2,590,139	1,017,568	1,351,324
Payable for investment management fees	62,411	516,299	196,745	353,504
Payable for administrative fees	44,579	368,783	140,531	252,501
Payable for distribution and shareholder service fees	112,340	1,548,350	473,247	975,110
Payable to trustees under the deferred compensation plan (Note 6)	6,655	90,761	32,460	58,638
Payable for trustee fees	2,749	22,984	8,739	15,563
Other accrued expenses and liabilities	45,217	246,194	128,862	192,290
Total liabilities	1,017,416	5,383,510	1,998,152	3,198,930
NET ASSETS	$523,522,459	$4,317,886,416	$1,642,998,406	$2,954,873,999
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$444,749,340	$3,876,807,909	$1,404,629,344	$2,482,223,075
Undistributed net investment income	7,431,802	65,535,250	13,031,764	44,166,194
Accumulated net realized gain (loss)	12,905,378	(248,642,659)	102,489,917	62,548,175
Net unrealized appreciation	58,435,939	624,185,916	122,847,381	365,936,555
NET ASSETS	$523,522,459	$4,317,886,416	$1,642,998,406	$2,954,873,999
_____________
* Cost of investments in affiliated underlying funds	$465,348,765	$3,696,354,082	$1,521,078,241	$2,590,691,643
Class ADV
Net assets	$523,521,496	$4,266,570,455	$1,621,084,652	$2,930,278,704
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	55,930,217	313,011,218	127,863,185	216,352,819
Net asset value and redemption price per share	$9.36	$13.63	$12.68	$13.54
Class I
Net assets	$963	$51,315,961	$21,913,754	$24,595,295
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	101	3,739,863	1,709,837	1,821,414
Net asset value and redemption price per share	$9.52	$13.72	$12.82	$13.50

See Accompanying Notes to Financial Statements

12

STATEMENTS OF OPERATIONS for the Year Ended December 31, 2014

	Voya Retirement Conservative Portfolio	Voya Retirement Growth Portfolio	Voya Retirement Moderate Portfolio	Voya Retirement Moderate Growth Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$9,885,330	$86,985,184	$32,565,772	$58,787,456
Total investment income	9,885,330	86,985,184	32,565,772	58,787,456
EXPENSES:
Investment management fees	769,981	6,435,645	2,446,786	4,357,643
Distribution and shareholder service fees:
Class ADV	2,749,933	22,724,509	8,626,738	15,438,793
Transfer agent fees	654	4,091	1,817	2,732
Administrative service fees	549,984	4,596,865	1,747,695	3,112,586
Shareholder reporting expense	17,526	124,535	56,887	91,989
Professional fees	39,823	279,711	102,536	186,317
Custody and accounting expense	45,190	351,890	136,585	233,870
Trustee fees	16,500	137,907	52,431	93,378
Miscellaneous expense	17,360	126,609	37,920	75,114
Total expenses	4,206,951	34,781,762	13,209,395	23,592,422
Net waived and reimbursed fees	(1,363,966)	(3,413,172)	(2,738,104)	(3,415,027)
Net expenses	2,842,985	31,368,590	10,471,291	20,177,395
Net investment income	7,042,345	55,616,594	22,094,481	38,610,061
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Capital gain distributions from affiliated underlying funds	12,442,944	198,839,113	52,955,371	120,832,769
Sale of affiliated underlying funds	5,673,840	222,402,384	60,533,718	124,950,502
Net realized gain	18,116,784	421,241,497	113,489,089	245,783,271
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	6,953,472	(236,789,416)	(45,842,336)	(110,424,897)
Net change in unrealized appreciation (depreciation)	6,953,472	(236,789,416)	(45,842,336)	(110,424,897)
Net realized and unrealized gain	25,070,256	184,452,081	67,646,753	135,358,374
Increase in net assets resulting from operations	$32,112,601	$240,068,675	$89,741,234	$173,968,435

See Accompanying Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Retirement Conservative Portfolio		Voya Retirement Growth Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$7,042,345	$6,287,009	$55,616,594	$64,347,264
Net realized gain	18,116,784	29,696,606	421,241,497	332,256,937
Net change in unrealized appreciation (depreciation)	6,953,472	(8,482,804)	(236,789,416)	388,017,438
Increase in net assets resulting from operations	32,112,601	27,500,811	240,068,675	784,621,639
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(16,495,554)	(20,943,192)	(73,971,544)	(83,843,565)
Class I	(33)	(33)	(1,053,342)	(1,107,046)
Net realized gains:
Class ADV	(19,690,037)	(7,871,587)	—	—
Class I	(36)	(12)	—	—
Total distributions	(36,185,660)	(28,814,824)	(75,024,886)	(84,950,611)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	46,371,377	81,601,187	16,197,125	24,247,412
Reinvestment of distributions	36,185,592	28,814,780	75,024,886	84,950,611
	82,556,969	110,415,967	91,222,011	109,198,023
Cost of shares redeemed	(130,528,751)	(213,048,934)	(689,077,592)	(477,154,191)
Net decrease in net assets resulting from capital share transactions	(47,971,782)	(102,632,967)	(597,855,581)	(367,956,168)
Net increase (decrease) in net assets	(52,044,841)	(103,946,980)	(432,811,792)	331,714,860
NET ASSETS:
Beginning of year or period	575,567,300	679,514,280	4,750,698,208	4,418,983,348
End of year or period	$523,522,459	$575,567,300	$4,317,886,416	$4,750,698,208
Undistributed net investment income at end of year or period	$7,431,802	$16,487,739	$65,535,250	$74,944,329

See Accompanying Notes to Financial Statements

14

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Retirement Moderate Portfolio		Voya Retirement Moderate Growth Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$22,094,481	$21,460,208	$38,610,061	$43,250,266
Net realized gain	113,489,089	111,677,340	245,783,271	207,932,790
Net change in unrealized appreciation (depreciation)	(45,842,336)	40,526,295	(110,424,897)	200,557,240
Increase in net assets resulting from operations	89,741,234	173,663,843	173,968,435	451,740,296
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(49,745,063)	(48,421,122)	(49,969,783)	(63,901,035)
Class I	(721,265)	(661,965)	(502,684)	(606,263)
Total distributions	(50,466,328)	(49,083,087)	(50,472,467)	(64,507,298)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	27,728,176	37,329,711	20,558,714	64,448,687
Reinvestment of distributions	50,466,328	49,083,087	50,472,467	64,507,298
	78,194,504	86,412,798	71,031,181	128,955,985
Cost of shares redeemed	(282,426,214)	(218,160,703)	(437,852,366)	(341,352,701)
Net decrease in net assets resulting from capital share transactions	(204,231,710)	(131,747,905)	(366,821,185)	(212,396,716)
Net increase (decrease) in net assets	(164,956,804)	(7,167,149)	(243,325,217)	174,836,282
NET ASSETS:
Beginning of year or period	1,807,955,210	1,815,122,359	3,198,199,216	3,023,362,934
End of year or period	$1,642,998,406	$1,807,955,210	$2,954,873,999	$3,198,199,216
Undistributed net investment income at end of year or period	$13,031,764	$39,141,002	$44,166,194	$50,411,638

See Accompanying Notes to Financial Statements

15

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions (2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Retirement Conservative Portfolio
Class ADV
12-31-14	9.46	0.12	•	0.43	0.55	0.30	0.35	—	0.65	—	9.36	5.88	0.77	0.52	0.52	1.28	523,521	13
12-31-13	9.48	0.09	•	0.32	0.41	0.31	0.12	—	0.43	—	9.46	4.37	0.77	0.52	0.52	0.98	575,566	26
12-31-12	9.18	0.13		0.58	0.71	0.29	0.12	—	0.41	—	9.48	7.92	0.76	0.48	0.48	1.43	679,513	21
12-31-11	8.96	0.17	•	0.29	0.46	0.16	0.08	—	0.24	—	9.18	5.18	0.76	0.41	0.41	1.90	621,792	47
12-31-10	8.34	0.13		0.52	0.65	0.02	0.01	—	0.03	—	8.96	7.86	0.77	0.42	0.42	1.55	514,521	44
Class I
12-31-14	9.62	0.16		0.42	0.58	0.33	0.35	—	0.68	—	9.52	6.09	0.27	0.27	0.27	1.61	1	13
12-31-13	9.65	0.13		0.29	0.42	0.33	0.12	—	0.45	—	9.62	4.45	0.27	0.27	0.27	1.35	1	26
12-31-12	9.33	0.16		0.59	0.75	0.31	0.12	—	0.43	—	9.65	8.24	0.26	0.23	0.23	1.69	1	21
12-31-11	9.08	0.20		0.30	0.50	0.17	0.08	—	0.25	—	9.33	5.63	0.26	0.16	0.16	2.21	1	47
12-31-10	8.42	0.16		0.53	0.69	0.02	0.01	—	0.03	—	9.08	8.23	0.27	0.17	0.17	1.88	1	44
Voya Retirement Growth Portfolio
Class ADV
12-31-14	13.15	0.16	•	0.54	0.70	0.22	—	—	0.22	—	13.63	5.33	0.76	0.68	0.68	1.21	4,266,570	11
12-31-13	11.29	0.17	•	1.92	2.09	0.23	—	—	0.23	—	13.15	18.66	0.76	0.68	0.68	1.39	4,698,281	21
12-31-12	10.24	0.16	•	1.15	1.31	0.26	—	—	0.26	—	11.29	12.98	0.76	0.65	0.65	1.46	4,372,787	13
12-31-11	10.45	0.16		(0.28)	(0.12)	0.09	—	—	0.09	—	10.24	(1.22)	0.77	0.59	0.59	1.41	4,268,746	30
12-31-10	9.40	0.08		1.01	1.09	0.04	—	—	0.04	—	10.45	11.61	0.77	0.59	0.59	0.76	4,777,758	27
Class I
12-31-14	13.24	0.22	•	0.54	0.76	0.28	—	—	0.28	—	13.72	5.73	0.26	0.26	0.26	1.65	51,316	11
12-31-13	11.36	0.23	•	1.93	2.16	0.28	—	—	0.28	—	13.24	19.21	0.26	0.26	0.26	1.83	52,418	21
12-31-12	10.31	0.21	•	1.15	1.36	0.31	—	—	0.31	—	11.36	13.41	0.26	0.23	0.23	1.92	46,196	13
12-31-11	10.51	0.21		(0.28)	(0.07)	0.13	—	—	0.13	—	10.31	(0.71)	0.27	0.17	0.17	1.83	41,867	30
12-31-10	9.42	0.12		1.01	1.13	0.04	—	—	0.04	—	10.51	12.11	0.27	0.17	0.17	1.18	46,200	27
Voya Retirement Moderate Portfolio
Class ADV
12-31-14	12.40	0.16	•	0.49	0.65	0.37	—	—	0.37	—	12.68	5.24	0.76	0.60	0.60	1.26	1,621,085	10
12-31-13	11.58	0.14	•	1.01	1.15	0.33	—	—	0.33	—	12.40	10.05	0.76	0.60	0.60	1.17	1,786,063	20
12-31-12	10.85	0.16	•	0.93	1.09	0.36	—	—	0.36	—	11.58	10.22	0.76	0.56	0.56	1.44	1,793,065	14
12-31-11	10.77	0.18	•	0.05	0.23	0.15	—	—	0.15	—	10.85	2.13	0.76	0.50	0.50	1.67	1,794,716	32
12-31-10	9.89	0.13		0.81	0.94	0.06	—	—	0.06	—	10.77	9.53	0.76	0.50	0.50	1.17	1,927,855	29
Class I
12-31-14	12.53	0.21		0.50	0.71	0.42	—	—	0.42	—	12.82	5.64	0.26	0.26	0.26	1.62	21,914	10
12-31-13	11.71	0.19	•	1.00	1.19	0.37	—	—	0.37	—	12.53	10.32	0.26	0.26	0.26	1.54	21,892	20
12-31-12	10.97	0.21		0.93	1.14	0.40	—	—	0.40	—	11.71	10.60	0.26	0.22	0.22	1.80	22,058	14
12-31-11	10.87	0.22		0.07	0.29	0.19	—	—	0.19	—	10.97	2.64	0.26	0.16	0.16	2.05	20,588	32
12-31-10	9.97	0.15		0.81	0.96	0.06	—	—	0.06	—	10.87	9.73	0.26	0.16	0.16	1.55	19,549	29

See Accompanying Notes to Financial Statements

16

Financial Highlights (continued)

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions (2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Retirement Moderate Growth Portfolio
Class ADV
12-31-14	13.02	0.16	•	0.58	0.74	0.22	—	—	0.22	—	13.54	5.68	0.76	0.65	0.65	1.24	2,930,279	11
12-31-13	11.49	0.17	•	1.62	1.79	0.26	—	—	0.26	—	13.02	15.73	0.76	0.65	0.65	1.39	3,173,203	21
12-31-12	10.57	0.17	•	1.04	1.21	0.29	—	—	0.29	—	11.49	11.60	0.76	0.61	0.61	1.51	3,001,884	13
12-31-11	10.67	0.16	•	(0.15)	0.01	0.11	—	—	0.11	—	10.57	0.08	0.76	0.55	0.55	1.49	2,994,517	31
12-31-10	9.66	0.10		0.96	1.06	0.05	—	—	0.05	—	10.67	11.00	0.76	0.55	0.55	0.98	3,322,658	28
Class I
12-31-14	12.98	0.23		0.56	0.79	0.27	—	—	0.27	—	13.50	6.11	0.26	0.26	0.26	1.65	24,595	11
12-31-13	11.46	0.22	•	1.61	1.83	0.31	—	—	0.31	—	12.98	16.13	0.26	0.26	0.26	1.79	24,996	21
12-31-12	10.54	0.21	•	1.04	1.25	0.33	—	—	0.33	—	11.46	12.11	0.26	0.22	0.22	1.90	21,479	13
12-31-11	10.64	0.21		(0.16)	0.05	0.15	—	—	0.15	—	10.54	0.46	0.26	0.16	0.16	1.90	21,216	31
12-31-10	9.61	0.14		0.94	1.08	0.05	—	—	0.05	—	10.64	11.35	0.26	0.16	0.16	1.40	22,550	28

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

17

Notes to financial statements as of December 31, 2014

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust currently consists of twenty-nine active separate investment series. The four series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Retirement Conservative Portfolio (“Conservative”), Voya Retirement Growth Portfolio (“Growth”), Voya Retirement Moderate Portfolio (“Moderate”) and Voya Retirement Moderate Growth Portfolio (“Moderate Growth”), each a diversified series of the Trust. The Portfolios serve as an investment option in underlying variable insurance products offered by Directed Services LLC.

Each Portfolio is authorized to offer Adviser Class (“Class ADV”) and Institutional Class (“Class I”) shares. Each class has equal rights as to voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC (“DSL” or the “Investment Adviser”), a Delaware limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Funds Services, LLC (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The investment objective of the Portfolios is described in the Portfolios’ Prospectus.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. All investments in Underlying Funds are recorded at their estimated fair value, as described below. U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation of the Portfolios’ investments in Underlying Funds is based on the net asset value (“NAV”) of the Underlying Funds each business day.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

The Portfolios’ Board of Trustees (“Board”) has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Portfolios’ Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or

18

Notes to financial statements as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Portfolio can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2014, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the affiliated funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio declares and pays dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN AFFILIATED UNDERLYING FUNDS

For the year ended December 31, 2014, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales
Conservative	$68,919,864	$146,058,417
Growth	521,770,766	1,139,222,961
Moderate	170,534,040	403,221,060
Moderate Growth	327,422,332	706,215,203

19

Notes to financial statements as of December 31, 2014 (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios have entered into an investment management agreement (“Investment Management Agreement”) with the Investment Adviser. The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on: 0.14% of each Portfolio’s average daily net assets invested in affiliated Underlying Funds and 0.24% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

The Administrator provides certain administrative and shareholder services necessary for each Portfolio’s operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a Shareholder Service and Distribution Plan (the “Agreement”) for the Class ADV shares of each Portfolio. The Agreement compensates the Distributor for the provision of shareholder services and/or account maintenance services and the distribution of shares to direct or indirect beneficial owners of Class ADV shares. Under the Agreement, each Portfolio makes payments to the Distributor a shareholder service fee of 0.25% and a distribution (12b-1) fee of 0.25% of each Portfolio’s average daily net assets attributable to Class ADV. The Distributor has contractually agreed to waive 0.2480%, 0.0751%, 0.1587% and 0.1106% of the distribution (12b-1) fee for the Class ADV shares of Conservative, Growth, Moderate and Moderate Growth, respectively. The actual distribution fee to be paid by Conservative, Growth, Moderate and Moderate Growth is at an annual rate of 0.002%, 0.1749%, 0.0913% and 0.1394%, respectively. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2014, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Conservative	13.51%
Voya Insurance and Annuity Company	Conservative	82.97
	Growth	95.14
	Moderate	90.61
	Moderate Growth	93.63

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, if certain Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Portfolios have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement with each Portfolio whereby the Investment Adviser has agreed to limit expenses,

20

Notes to financial statements as of December 31, 2014 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

excluding interest, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I
Conservative	1.02%	0.77%
Growth	1.13%	0.88%
Moderate	1.04%	0.79%
Moderate Growth	1.09%	0.84%

(1)	The operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2014, the Portfolios did not have any amount of waived or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

The expense limitation agreement is contractual through May 1, 2015 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase or sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 23, 2014, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolios did not utilize the line of credit during the year ended December 31, 2014.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions		Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#		#	#	($)	($)	($)	($)	($)
Conservative
Class ADV
12/31/2014	4,925,244	—	3,903,516		(13,771,824)	(4,943,064)	46,371,377	—	36,185,591	(130,528,751)	(47,971,783)
12/31/2013	8,585,129	—	3,128,640		(22,518,692)	(10,804,923)	81,601,187	—	28,814,779	(213,048,934)	(102,632,968)
Class I
12/31/2014	—	—	—	*	—	— *	—	—	1	—	1
12/31/2013	—	—	—	*	—	— *	—	—	1	—	1
Growth
Class ADV
12/31/2014	1,046,553	—	5,423,134		(50,703,392)	(44,233,705)	13,969,410	—	73,971,544	(682,842,229)	(594,901,275)
12/31/2013	1,604,161	—	6,895,030		(38,409,461)	(29,910,270)	19,754,900	—	83,843,565	(470,275,021)	(366,676,556)
Class I
12/31/2014	166,057	—	76,886		(463,244)	(220,301)	2,227,715	—	1,053,342	(6,235,363)	(2,954,306)
12/31/2013	362,490	—	90,593		(557,960)	(104,877)	4,492,512	—	1,107,046	(6,879,170)	(1,279,612)
Moderate
Class ADV
12/31/2014	1,981,824	—	3,929,310		(22,074,820)	(16,163,686)	24,954,689	—	49,745,062	(278,444,233)	(203,744,482)
12/31/2013	2,874,500	—	4,100,010		(17,728,609)	(10,754,099)	34,570,196	—	48,421,122	(213,061,384)	(130,070,066)

21

Notes to financial statements as of December 31, 2014 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Moderate (continued)
Class I
12/31/2014	217,076	—	56,437	(310,433)	(36,920)	2,773,487	—	721,266	(3,981,981)	(487,228)
12/31/2013	227,013	—	55,534	(420,224)	(137,677)	2,759,515	—	661,965	(5,099,319)	(1,677,839)
Moderate Growth
Class ADV
12/31/2014	1,413,908	—	3,714,613	(32,538,966)	(27,410,445)	18,829,488	—	49,969,783	(434,212,205)	(365,412,934)
12/31/2013	4,859,899	—	5,250,701	(27,502,470)	(17,391,870)	60,787,513	—	63,901,035	(337,766,769)	(213,078,221)
Class I
12/31/2014	130,002	—	37,484	(272,081)	(104,595)	1,729,226	—	502,684	(3,640,161)	(1,408,251)
12/31/2013	296,464	—	50,063	(294,659)	51,868	3,661,174	—	606,263	(3,585,932)	681,505

*	Share amount is less than 0.500 or $0.50.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2014:

	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Conservative	$397,305	$(397,305)
Growth	9,999,213	(9,999,213)
Moderate	2,262,609	(2,262,609)
Moderate Growth	5,616,962	(5,616,962)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Conservative	$17,892,480	$18,293,180	$21,917,804	$6,897,020
Growth	75,024,886	—	84,950,611	—
Moderate	50,466,328	—	49,083,087	—
Moderate Growth	50,472,467	—	64,507,298	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2014 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

22

Notes to financial statements as of December 31, 2014 (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards		Expiration
Conservative	$8,328,444	$17,172,864	$53,276,728	$—		—
Growth	65,623,467	—	596,916,797	(221,373,540	)*	2016
Moderate	13,057,610	108,838,407	116,498,891	—		—
Moderate Growth	44,213,976	75,336,019	353,148,711	—		—

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

As of December 31, 2014, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 11— CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Portfolios and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

The Portfolios are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Assets will be allocated among Underlying Funds and markets based on judgments by the Investment Adviser or Sub-Adviser. There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Foreign Securities. Investments in foreign (non-U.S.) securities may entail risks not present in domestic investments. Since securities in which an Underlying Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Funds. Foreign investments may also subject the Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Underlying Funds’ investments.

NOTE 12 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and is required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment

23

Notes to financial statements as of December 31, 2014 (continued)

NOTE 12 — RESTRUCTURING PLAN (continued)

Adviser and Sub-Adviser provide services to the Portfolios. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. In addition, in 2013, shareholders of each Portfolio approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements. At that meeting, the Investment Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Portfolios will not be asked to vote again on these new agreements with the Investment Adviser and affiliated sub-adviser.

NOTE 13 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

24

Voya Retirement Conservative Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 100.1%
	Affiliated Investment Companies: 100.1%
292,496	Voya Australia Index Portfolio - Class I	$2,679,261	0.5
584,039	Voya Euro STOXX 50® Index Portfolio - Class I	6,126,570	1.2
508,710	Voya FTSE 100 Index® Portfolio - Class I	5,794,206	1.1
72,258	Voya Hang Seng Index Portfolio - Class I	1,036,173	0.2
494,925	Voya Japan TOPIX Index Portfolio - Class I	4,939,349	1.0
1,788,701	Voya Russell™ Mid Cap Index Portfolio - Class I	30,908,759	5.9
22,975,304	Voya U.S. Bond Index Portfolio - Class I	247,214,271	47.2
7,125,796	Voya U.S. Stock Index Portfolio - Class I	104,606,692	20.0

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
12,628,870	VY® BlackRock Inflation Protected Bond Portfolio - Class I	$120,479,423	23.0
	Total Mutual Funds (Cost $465,348,765)	523,784,704	100.1
	Liabilities in Excess of Other Assets	(262,245)	(0.1)
	Net Assets	$523,522,459	100.0

Cost for federal income tax purposes is $470,507,976.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$62,543,090
Gross Unrealized Depreciation	(9,266,362)
Net Unrealized Appreciation	$53,276,728

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Mutual Funds	$523,784,704	$—	$—	$523,784,704
Total Investments, at fair value	$523,784,704	$—	$—	$523,784,704

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

25

Voya Retirement Conservative Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Australia Index Portfolio - Class I	$2,930,841	$696,558	$(695,117)	$(253,021)	$2,679,261	$111,687	$26,867	$—
Voya Euro STOXX 50® Index Portfolio - Class I	7,143,757	1,461,263	(1,417,523)	(1,060,927)	6,126,570	235,416	258,362	—
Voya FTSE 100 Index® Portfolio - Class I	6,688,170	1,721,034	(1,437,706)	(1,177,292)	5,794,206	230,312	118,559	465,942
Voya Hang Seng Index Portfolio - Class I	1,137,024	161,758	(247,656)	(14,953)	1,036,173	29,652	26,613	—
Voya Japan TOPIX Index Portfolio - Class I	5,556,367	1,308,483	(1,178,276)	(747,225)	4,939,349	76,632	27,465	380,860
Voya Russell™ Mid Cap Index Portfolio - Class I	35,596,526	3,219,035	(9,394,369)	1,487,567	30,908,759	354,589	1,160,042	1,038,795
Voya U.S. Bond Index Portfolio - Class I	268,563,053	26,349,301	(57,420,362)	9,722,279	247,214,271	4,997,873	(314,100)	—
Voya U.S. Stock Index Portfolio - Class I	118,273,220	18,443,605	(27,726,956)	(4,383,177)	104,606,692	1,947,224	5,948,086	10,557,347
VY® BlackRock Inflation Protected Bond Portfolio - Class I	129,964,040	15,558,827	(28,423,665)	3,380,221	120,479,423	1,901,945	(1,578,054)	—
	$575,852,998	$68,919,864	$(127,941,630)	$6,953,472	$523,784,704	$9,885,330	$5,673,840	$12,442,944

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

26

Voya Retirement Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 100.1%
	Affiliated Investment Companies: 100.1%
11,537,550	Voya Australia Index Portfolio - Class I	$105,683,958	2.4
24,346,000	Voya Emerging Markets Index Portfolio - Class I	259,284,901	6.0
23,039,194	Voya Euro STOXX 50® Index Portfolio - Class I	241,681,142	5.6
20,066,703	Voya FTSE 100 Index® Portfolio - Class I	228,559,753	5.3
2,850,345	Voya Hang Seng Index Portfolio - Class I	40,873,943	0.9
19,522,695	Voya Japan TOPIX Index Portfolio - Class I	194,836,492	4.5
39,609,413	Voya Russell™ Mid Cap Index Portfolio - Class I	684,450,652	15.9
15,591,880	Voya Russell™ Small Cap Index Portfolio - Class I	257,266,027	6.0
101,478,042	Voya U.S. Bond Index Portfolio - Class I	1,091,903,732	25.3

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
82,833,746	Voya U.S. Stock Index Portfolio - Class I	$1,215,999,398	28.2
	Total Mutual Funds (Cost $3,696,354,082)	4,320,539,998	100.1
	Liabilities in Excess of Other Assets	(2,653,582)	(0.1)
	Net Assets	$4,317,886,416	100.0

Cost for federal income tax purposes is $3,723,623,201.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$663,910,147
Gross Unrealized Depreciation	(66,993,350)
Net Unrealized Appreciation	$596,916,797

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Mutual Funds	$4,320,539,998	$—	$—	$4,320,539,998
Total Investments, at fair value	$4,320,539,998	$—	$—	$4,320,539,998

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

27

Voya Retirement Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Australia Index Portfolio - Class I	$113,203,981	$22,073,678	$(20,420,736)	$(9,172,965)	$105,683,958	$4,449,387	$330,227	$—
Voya Emerging Markets Index Portfolio - Class I	279,561,037	46,623,722	(57,202,612)	(9,697,246)	259,284,901	4,090,127	(991,497)	—
Voya Euro STOXX 50® Index Portfolio - Class I	275,764,762	43,117,188	(34,044,751)	(43,156,057)	241,681,142	9,376,299	10,949,187	—
Voya FTSE 100 Index® Portfolio - Class I	258,205,078	57,767,885	(36,178,621)	(51,234,589)	228,559,753	9,172,179	8,808,971	18,556,188
Voya Hang Seng Index Portfolio - Class I	43,893,770	4,999,921	(8,866,589)	846,841	40,873,943	1,181,081	(303,891)	—
Voya Japan TOPIX Index Portfolio - Class I	214,523,568	42,094,158	(36,550,458)	(25,230,776)	194,836,492	3,051,208	(3,354,629)	15,164,390
Voya Russell™ Mid Cap Index Portfolio - Class I	771,344,769	31,616,854	(91,014,593)	(27,496,378)	684,450,652	7,926,014	85,139,588	23,219,872
Voya Russell™ Small Cap Index Portfolio - Class I	290,576,260	33,963,027	(34,571,199)	(32,702,061)	257,266,027	2,762,468	26,219,701	16,070,790
Voya U.S. Bond Index Portfolio - Class I	1,160,900,833	90,397,644	(205,375,812)	45,981,067	1,091,903,732	22,372,933	(4,484,175)	—
Voya U.S. Stock Index Portfolio - Class I	1,345,566,052	149,116,689	(193,756,091)	(84,927,252)	1,215,999,398	22,603,488	100,088,902	125,827,873
	$4,753,540,110	$521,770,766	$(717,981,462)	$(236,789,416)	$4,320,539,998	$86,985,184	$222,402,384	$198,839,113

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

28

Voya Retirement Moderate Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 100.1%
	Affiliated Investment Companies: 100.1%
2,762,543	Voya Australia Index Portfolio - Class I	$25,304,893	1.5
6,153,433	Voya Emerging Markets Index Portfolio - Class I	65,534,061	4.0
5,516,088	Voya Euro STOXX 50® Index Portfolio - Class I	57,863,763	3.5
4,804,694	Voya FTSE 100 Index® Portfolio - Class I	54,725,470	3.3
682,466	Voya Hang Seng Index Portfolio - Class I	9,786,560	0.6
4,674,436	Voya Japan TOPIX Index Portfolio - Class I	46,650,866	2.8
9,385,419	Voya Russell™ Mid Cap Index Portfolio - Class I	162,180,040	9.9
1,970,396	Voya Russell™ Small Cap Index Portfolio - Class I	32,511,540	2.0
56,943,519	Voya U.S. Bond Index Portfolio - Class I	612,712,263	37.3

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
24,677,480	Voya U.S. Stock Index Portfolio - Class I	$362,265,410	22.1
22,472,826	VY® BlackRock Inflation Protected Bond Portfolio - Class I	214,390,756	13.1
	Total Mutual Funds (Cost $1,521,078,241)	1,643,925,622	100.1
	Liabilities in Excess of Other Assets	(927,216)	(0.1)
	Net Assets	$1,642,998,406	100.0

Cost for federal income tax purposes is $1,527,426,731.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$152,211,381
Gross Unrealized Depreciation	(35,712,490)
Net Unrealized Appreciation	$116,498,891

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Mutual Funds	$1,643,925,622	$—	$—	$1,643,925,622
Total Investments, at fair value	$1,643,925,622	$—	$—	$1,643,925,622

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

29

Voya Retirement Moderate Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Australia Index Portfolio - Class I	$27,459,260	$5,233,296	$(4,984,555)	$(2,403,108)	$25,304,893	$1,064,683	$258,119	$—
Voya Emerging Markets Index Portfolio - Class I	71,582,524	11,630,364	(15,203,481)	(2,475,346)	65,534,061	1,033,068	(297,984)	—
Voya Euro STOXX 50® Index Portfolio - Class I	66,896,475	10,510,065	(9,060,204)	(10,482,573)	57,863,763	2,243,698	2,787,398	—
Voya FTSE 100 Index® Portfolio - Class I	62,632,684	13,690,966	(11,386,909)	(10,211,271)	54,725,470	2,194,652	54,832	4,439,988
Voya Hang Seng Index Portfolio - Class I	10,647,855	1,078,415	(1,999,251)	59,541	9,786,560	282,590	59,865	—
Voya Japan TOPIX Index Portfolio - Class I	52,038,496	9,939,263	(8,311,645)	(7,015,248)	46,650,866	730,061	137,656	3,628,377
Voya Russell™ Mid Cap Index Portfolio - Class I	185,167,245	8,389,276	(23,327,525)	(8,048,956)	162,180,040	1,876,760	21,801,993	5,498,112
Voya Russell™ Small Cap Index Portfolio - Class I	37,205,090	4,446,569	(4,870,637)	(4,269,482)	32,511,540	348,833	3,472,053	2,029,350
Voya U.S. Bond Index Portfolio - Class I	659,943,921	41,547,903	(110,935,934)	22,156,373	612,712,263	12,565,963	1,280,314	—
Voya U.S. Stock Index Portfolio - Class I	406,070,451	46,364,714	(62,373,568)	(27,796,187)	362,265,410	6,773,481	32,456,146	37,359,544
VY® BlackRock Inflation Protected Bond Portfolio - Class I	229,321,889	17,703,209	(37,278,263)	4,643,921	214,390,756	3,451,983	(1,476,674)	—
	$1,808,965,890	$170,534,040	$(289,731,972)	$(45,842,336)	$1,643,925,622	$32,565,772	$60,533,718	$52,955,371

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

30

Voya Retirement Moderate Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 100.1%
	Affiliated Investment Companies: 100.1%
6,221,649	Voya Australia Index Portfolio - Class I	$56,990,302	1.9
13,858,082	Voya Emerging Markets Index Portfolio - Class I	147,588,576	5.0
12,423,721	Voya Euro STOXX 50® Index Portfolio - Class I	130,324,831	4.4
10,820,977	Voya FTSE 100 Index® Portfolio - Class I	123,250,926	4.2
1,537,045	Voya Hang Seng Index Portfolio - Class I	22,041,226	0.8
10,527,638	Voya Japan TOPIX Index Portfolio - Class I	105,065,828	3.6
23,673,517	Voya Russell™ Mid Cap Index Portfolio - Class I	409,078,372	13.8
7,100,086	Voya Russell™ Small Cap Index Portfolio - Class I	117,151,423	4.0
97,042,960	Voya U.S. Bond Index Portfolio - Class I	1,044,182,251	35.3

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
54,560,931	Voya U.S. Stock Index Portfolio - Class I	$800,954,463	27.1
	Total Mutual Funds (Cost $2,590,691,643)	$2,956,628,198	100.1
	Liabilities in Excess of Other Assets	(1,754,199)	(0.1)
	Net Assets	$2,954,873,999	100.0

Cost for federal income tax purposes is $2,603,479,487.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$391,809,726
Gross Unrealized Depreciation	(38,661,015)
Net Unrealized Appreciation	$353,148,711

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Mutual Funds	$2,956,628,198	$—	$—	$2,956,628,198
Total Investments, at fair value	$2,956,628,198	$—	$—	$2,956,628,198

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

31

Voya Retirement Moderate Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Australia Index Portfolio - Class I	$60,344,280	$11,918,482	$(10,318,812)	$(4,953,648)	$56,990,302	$2,366,806	$145,872	$—
Voya Emerging Markets Index Portfolio - Class I	157,302,498	26,548,754	(30,647,063)	(5,615,613)	147,588,576	2,296,547	(557,149)	—
Voya Euro STOXX 50® Index Portfolio - Class I	146,996,408	23,425,184	(17,116,328)	(22,980,433)	130,324,831	4,987,771	5,739,457	—
Voya FTSE 100 Index® Portfolio - Class I	137,635,537	30,858,866	(20,579,307)	(24,664,170)	123,250,926	4,879,290	1,993,038	9,871,267
Voya Hang Seng Index Portfolio - Class I	23,399,340	2,519,309	(4,207,957)	330,534	22,041,226	628,269	(50,769)	—
Voya Japan TOPIX Index Portfolio - Class I	114,352,222	22,612,194	(17,480,310)	(14,418,278)	105,065,828	1,623,142	(865,530)	8,066,954
Voya Russell™ Mid Cap Index Portfolio - Class I	455,720,240	18,475,019	(51,324,518)	(13,792,369)	409,078,372	4,673,127	47,985,287	13,690,289
Voya Russell™ Small Cap Index Portfolio - Class I	130,805,572	15,479,867	(14,924,618)	(14,209,398)	117,151,423	1,240,922	11,367,485	7,219,124
Voya U.S. Bond Index Portfolio - Class I	1,097,410,037	78,499,596	(170,560,990)	38,833,608	1,044,182,251	21,206,890	461,278	—
Voya U.S. Stock Index Portfolio - Class I	876,096,560	97,085,061	(123,272,028)	(48,955,130)	800,954,463	14,884,692	58,731,533	81,985,135
	$3,200,062,694	$327,422,332	$(460,431,931)	$(110,424,897)	$2,956,628,198	$58,787,456	$124,950,502	$120,832,769

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

32

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2014 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Retirement Conservative Portfolio
Class ADV	NII	$0.2964
Class I	NII	$0.3253
All Classes	STCG	$0.0251
All Classes	LTCG	$0.3287
Voya Retirement Growth Portfolio
Class ADV	NII	$0.2205
Class I	NII	$0.2782

Portfolio Name	Type	Per Share Amount
Voya Retirement Moderate Portfolio
Class ADV	NII	$0.3697
Class I	NII	$0.4153
Voya Retirement Moderate Growth Portfolio
Class ADV	NII	$0.2179
Class I	NII	$0.2701

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2014, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Retirement Conservative Portfolio	14.25%
Voya Retirement Growth Portfolio	50.45%
Voya Retirement Moderate Portfolio	30.04%
Voya Retirement Moderate Growth Portfolio	46.59%

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2014:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Retirement Conservative Portfolio	$13,638	$0.0002	3.49%
Voya Retirement Growth Portfolio	$1,116,413	$0.0035	20.51%
Voya Retirement Moderate Portfolio	$274,998	$0.0021	13.89%
Voya Retirement Moderate Growth Portfolio	$619,239	$0.0028	16.68%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

33

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Trustee	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	158	DSM/Dentaquest, Boston, MA (February 2014 - Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Chairperson/Trustee	January 2005 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	158	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	158	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Funds (35 funds) (December 2009 - Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	May 2013 - Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991 - July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014.	158	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	November 2007 - Present	Retired.	158	First Marblehead Corporation (September 2003 - Present).

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	May 2013 - Present	Retired.	158	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2005 - Present	Retired.	158	Assured Guaranty Ltd. (April 2004 - Present).

34

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	158	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	158	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 1994 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	158	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

Trustee who is an “Interested Person”:
Shaun P. Mathews (3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	November 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).	158	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 - Present); and Voya Investment Trust Co. (April 2009 - Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of the Portfolio (as defined below, “Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Voya family of funds is as of January 31, 2015.

(3)	Mr. Mathews is deemed to be an “Interested Person” of the Trust as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or any of Voya Financial, Inc.’s affiliates.

*	Effective on December 31, 2014, J. Michael Earley retired as a Trustee.

35

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President	March 2003 - Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	March 2003 - Present September 2009 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Chief Compliance Officer	February 2012 - Present	Senior Vice President and Chief Compliance Officer, Voya Investments, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Funds Services, LLC (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	November 2003 - Present	Senior Vice President, Voya Investments, LLC (October 2003 - Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	July 2012 - Present	Senior Vice President - Head of Fund Compliance, Voya Funds Services, LLC (June 2012 - Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 - June 2012).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006 - Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, Voya Funds Services, LLC (March 2003 - March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2004 - Present	Vice President, Voya Funds Services, LLC (September 2004 - Present).

36

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	February 2003 - Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 - Present); Vice President, Voya Investments, LLC (October 2004 - Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 - Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 - Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 - Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 - April 2010).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2014 - Present	Vice President, Voya Funds Services, LLC (April 2014 - Present). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 - March 2014).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	November 1999 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Vice President	September 2012 - Present	Vice President, Voya Funds Services, LLC (July 2007 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2006 - Present	Vice President - Mutual Fund Product Development, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Investment Management - Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	May 2008 - Present	Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

37

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Trustees (the “Board”) of Voya Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Growth Portfolio and Voya Retirement Moderate Portfolio (collectively, the “Portfolios”), each a series of the Trust, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), must annually review and approve the Portfolios’ existing investment advisory and sub-advisory contracts. Thus, at a meeting held on September 12, 2014, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the amended and restated investment advisory contract (the “Advisory Contract”) between Directed Services LLC (“Adviser”) and the Portfolios, as well as the amended and restated sub-advisory contract (“Sub-Advisory Contract”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”).

The Independent Trustees also held separate meetings on August 14 and September 10, 2014, to consider the renewal of the Advisory Contract and Sub-Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Board include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its September 12, 2014 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s advisory and sub-advisory relationships separately.

Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are some of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending September 30, 2015. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board followed a structured process (the “Contract Review Process”) pursuant to which it requested and considered relevant information when it decided whether to approve and renew the Advisory Contract and Sub-Advisory Contract. Among other actions, the Independent Trustees previously retained an independent consultant with experience in the mutual fund industry to assist them in working with personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to: identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information was provided to the Board; and determine the process for the Board’s review of such information.

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance was below a Voya fund’s relevant benchmark, and/or a selected peer group of investment companies (“Selected Peer Group”), and/or Lipper Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median, as applicable.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed under the direction of the

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Independent Trustees and sets out a blueprint pursuant to which they request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provided certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”). The Independent Trustees periodically have retained, including most recently in 2014, an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee has routinely employed an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by each Portfolio for certain comparison purposes during the renewal process.

Set forth below is a discussion of many of the Board’s primary considerations and conclusions in connection with its decision to approve the Portfolios’ Advisory and Sub-Advisory Contracts through September 30, 2015.

Nature, Extent and Quality of Service

The Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the September 12, 2014 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, information regarding the Portfolio’s investment portfolio, objective and strategies, and information regarding net asset flows into and out of the Portfolio; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to the Portfolios to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft narrative summary addressing key factors the Board customarily considers in evaluating the advisory and sub-advisory contracts for the Voya funds (including the Portfolio’s Advisory Contract and Sub-Advisory Contract); (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) a report by the Trust’s Chief Compliance Officer (“CCO”); and (11) other information relevant to the Board’s evaluations.

The Board was advised that pursuant to an agreement with the European Commission, ING Groep, N.V. (“ING Groep”) is required to divest its entire interest in Voya Financial, Inc. (formerly known as ING U.S. Inc.), its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and the Sub-Adviser, by the end of 2016 (such divestment, the “Separation Plan”). Voya Financial, Inc. is and was, at the time of the September Board meeting, a minority owned subsidiary of ING Groep and a parent company of the Adviser and Sub-Adviser. The Board further noted that the Separation Plan may result in the Adviser’s and Sub-Adviser’s loss of access to the services and resources of ING Groep, which could adversely affect its businesses and profitability. The Board was advised that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control.

The Board was advised that Voya Financial, Inc. had conducted an initial public offering of Voya Financial, Inc. common stock in May 2013 and ING Groep had divested additional shares through three other public offerings since May 2013, reducing its ownership interest in Voya Financial, Inc. to below 50%. The Board was advised that none of these public offerings was deemed to be a change of control. The Board recognized that if any future public offering is deemed to be a change of control, the investment advisory and sub-advisory agreements for each Voya fund would terminate and trigger a need for new agreements, which would require the approval of the Board and, potentially, shareholders of the Portfolios. The Board also was advised that there could be no assurance that the Separation Plan will be carried out completely. The Board considered the potential effects of the Separation Plan on the Portfolios, the Adviser and Sub-Adviser, including the Adviser’s and the Sub-Adviser’s ability during and after the separation to perform the same level of service to the Portfolios as the Adviser and Sub-Adviser provided. The Board was advised that neither the Adviser nor the Sub-Adviser anticipated that the Separation Plan would have a material adverse impact on the Portfolios or their operations and administration.

The Board was advised that, in connection with the Separation Plan, Voya Financial, Inc. underwent a

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

rebranding effort (the “Rebranding”) whereby Voya Financial, Inc. and several of its affiliates effected name changes. The Voya funds’ names, as well as the Adviser’s and Sub-Adviser’s names, were also changed in connection with the Rebranding. The Rebranding resulted in amended and restated forms of advisory and sub-advisory contracts being presented to and approved by the Board at its September 12, 2014 meeting. The Board was advised that the Advisory and Sub-Advisory Contracts have the same terms as the then-current advisory and sub-advisory contracts, except for the effective date and certain immaterial changes made to certain provisions related to the Rebranding.

The Portfolios invest in a combination of mutual funds (“Underlying Funds”) that, in turn, invest directly in a wide range of portfolio securities (such as stocks and bonds). Because each Portfolio operates as a fund-of-funds, the performance of a Portfolio primarily reflects the performance of the Underlying Funds in which it invests.

For each Portfolio, a specific class of shares was used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. The specified class of a Portfolio was chosen based on the 15(c) Methodology Guide and was compared to an analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in each Portfolio’s Selected Peer Group were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, and developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Portfolios and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the funds that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any presentations from the Voya funds’ sub-advisers (including the Sub-Adviser). In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board was advised of the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the relevant IRC to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Voya fund. The Board considered that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a Voya fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to a Selected Peer Group, to each Portfolio’s Morningstar category median, Lipper category median and primary benchmark. The Board also recognized that MR&S provides the pertinent IRC with regular updates on the Portfolios and alerts the IRC to potential issues as they arise. The Board also was advised that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the sub-advisers to the Voya funds, including the Sub-Adviser, and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the

40

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Portfolios also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Voya funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Voya funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in the Voya funds’ (including the Portfolios’) performance and other areas over consecutive periods. The Board considered that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving a Voya fund’s performance.

In considering the Portfolios’ Advisory Contract, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s CCO and/or the Adviser’s CCO evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the Trust’s CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the Trust’s CCO in consultation with the Board’s Compliance Committee that guide the Trust’s CCO’s compliance oversight function.

The Board requested and considered information regarding the level of staffing, quality and experience of each Portfolio’s portfolio management team, the respective resources and reputations of the Adviser and Sub-Adviser, and the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel, the adequacy of the resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Adviser and Sub-Adviser, whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs, and the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance information provided in the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2014.

The Board also considered at its September 12, 2014 meeting certain additional data regarding performance and Portfolio asset levels for various additional periods ending after March 31, 2014. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. The Board considered that, while the Portfolios do not have advisory fee breakpoints, they do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic, fee rates at projected levels of growth versus peers and the Portfolios’ investment performance based on their investments in Underlying Funds.

Information Regarding Services to Other Clients

The Board requested and, as applicable, considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered by a sub-adviser to a Voya fund to its other clients differ materially from those charged to the Voya fund, the Board considers any underlying rationale provided by the Adviser or, in certain circumstances, the sub-adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of the Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser and to the Adviser’s affiliated company that serves as the administrator to each Portfolio. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual advisory fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one year, and not to terminate such agreement in future years without prior approval of the Board.

The Board requested information regarding and, as applicable, considered: (1) the fee rate structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and the Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Portfolio both with and without the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a Portfolio-by-Portfolio basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to the Portfolios in determining

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and the Sub-Adviser primarily on the factors described for each Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in sub-advisers or portfolio managers; and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its September 12, 2014 meeting in relation to approving each Portfolio’s Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee rate and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

Voya Retirement Conservative Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Retirement Conservative Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year and three-year periods, during which it underperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and three-year periods, and the fourth quintile for the one-year and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the improved relative performance during more recent periods; (2) Management’s confidence in the ability of the Portfolio’s portfolio management team in executing the Portfolio’s investment mandate; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management would continue to monitor the Portfolio’s performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Retirement Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Retirement Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the three-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter, year-to-date, three-year, and five-year periods, and the fourth quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the rationale for underperformance, including its analysis regarding poor sector selection and the underperformance of certain of the Portfolio’s Underlying Funds; (2) Management’s discussion regarding the recent addition of emerging market equity exposure and the expected positive impact this will have on the Portfolio’s performance; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management would continue to monitor the Portfolio’s performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Retirement Moderate Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Retirement Moderate Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it outperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year, three-year, and five-year periods, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that the Portfolio’s allocation to equity securities and its exposure to emerging markets had on the Portfolio’s performance; (2) Management’s representation regarding the competitiveness of the Portfolio’s performance during certain periods; (3) Management’s confidence in the Sub-Adviser’s ability to execute the Portfolio’s investment strategy; and (4) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management would continue to monitor the Portfolio’s performance, the Portfolio’s performance is reasonable in the context of all factors considered by the

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Retirement Moderate Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Retirement Moderate Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year, and five-year periods, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the

Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH A CHANGE OF CONTROL EVENT

Section 15(c) of the 1940 Act, provides that, when the Portfolios enter into new investment advisory contracts with the Adviser, and the Adviser enters into new sub-advisory contracts between the Adviser and the Sub-Adviser, the Board, including a majority of the Independent Trustees, must approve the new arrangements. Discussed below are certain factors that the Board considered at a meeting held on November 18, 2014 in determining whether to approve new advisory and sub-advisory arrangements for the Portfolios in connection with a Change of Control Event, as such term is defined below, pursuant to the Separation Plan.

At the November 18, 2014 meeting, the Board noted that pursuant to an agreement with the European Commission, ING Groep, N.V. (as defined above, “ING Groep”), the former parent company of the Adviser and the Sub-Adviser, is required to divest its entire interest in Voya Financial, Inc. (formerly, ING U.S., Inc.), its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser and the Sub-Adviser, by the end of 2016 (as defined above, the “Separation Plan”). Voya Financial, Inc. previously was a wholly owned, indirect subsidiary of ING Groep and is a parent company of the Adviser and the Sub-Adviser.

Each of the Portfolios is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a “Change of Control Event.” ING Groep’s base case to achieve the Separation Plan was through an initial public offering of Voya Financial, Inc. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of Voya Financial, Inc. stock, or, possibly, through one or more privately negotiated sales of the stock. The Board recognized that the Separation Plan contemplated several public offerings and each may have been deemed to be a Change of Control Event, triggering the necessity for new agreements, which would require the approval of the

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board. The Board concluded that approval by shareholders of the new agreements that would become effective in the event of one or more Change of Control Events would permit the Portfolios to benefit from the continuation of services by the Adviser, Sub-Adviser, and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser obtained regulatory assurances from the staff of the U.S. Securities and Exchange Commission in March 2013 that they would not object to approval of future agreements by shareholders at a single shareholder meeting. Portfolio shareholders approved the future agreements in May 2013.

The IPO was completed in May 2013. ING Groep divested additional shares in Voya Financial, Inc. through four subsequent public offerings since May 2013, including a secondary common stock offering that closed on November 18, 2014 (the “November Transaction”). (In addition, concurrent with the November Transaction, Voya Financial, Inc. repurchased $175 million of its shares directly from ING Groep.) Upon the completion of the November Transaction and the concurrent direct share repurchase, ING Groep’s ownership in Voya Financial, Inc. was reduced from approximately 32.5% to approximately 19%. This was deemed to be a Change of Control Event that resulted in the termination of the Portfolios’ existing advisory and sub-advisory agreements (the “Prior Agreements”) at the close of business on November 18, 2014.

In light of the foregoing, on November 18, 2014 the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements (the “New Agreements”) for the Portfolios to replace the Prior Agreements upon termination. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders of the Portfolios in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Portfolios will not be asked to vote again on these new agreements with the Adviser and the Sub-Adviser.

The decision by the Board, including a majority of the Independent Trustees, to approve the New Agreements was based on a determination by the Board that it would be in the best interests of the shareholders of the Portfolios for the Adviser and Sub-Adviser to continue providing investment advisory, sub-advisory, and related services for the Portfolios, without interruption, after the Change of Control Event.

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and Sub-Adviser under the Prior Agreements and to be provided under the New Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Prior Agreements, which were most recently approved for continuation at the in-person meeting of the Board held on September 12, 2014. During the review process that led to its approval of the Prior Agreements on September 12, 2014, the Board was informed by the Adviser that it was likely the Board would be asked in the very near future to consider approval of the New Agreements. The Board further noted that the Change of Control Event would result in the Adviser’s and the Sub-Adviser’s loss of access to certain services and resources of ING Groep, which could adversely affect their businesses and profitability.

On September 12, 2014, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, to renew the Prior Agreements and that the fee rates set forth in the Prior Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided under the Prior Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Prior Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Adviser, and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, the Sub-Adviser, and their affiliates with respect to their services to the Portfolios.

A further description of the process followed by the Board in approving the Prior Agreements on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth above under the section titled “BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS.”

In connection with its approval of the New Agreements, on November 18, 2014 the Board considered its conclusions in connection with its September 12, 2014 approvals of those Prior Agreements that were in effect on that date, including the Board’s assessment of the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its November 18, 2014 approvals of the New Agreements, the Board considered a representation from the Adviser that there were no additional developments not already disclosed to

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the Board since September 12, 2014 that would be a material consideration to the Board in connection with its consideration of the New Agreements.

In addition, in determining whether to approve the New Agreements, the Board took into account the considerations set out below.

1)	The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties when approving the New Agreements from K&L Gates, their independent legal counsel, which law firm has extensive experience regarding such matters.

2)	The Board considered Management’s representations regarding its commitment to maintain appropriate levels of overall staffing, ongoing resources and service quality through the transactions under the Separation Plan and after the Change of Control Event. The Board noted that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep, as contemplated by the Separation Plan, will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Portfolios. The Board also considered the importance of the asset management operations to the overall success of Voya Financial, Inc., which provides a strong incentive to Voya Financial, Inc. to provide appropriate resource allocations to support those asset management operations.

3)	The Board considered representations by the Adviser and its affiliates that approval of the New Agreements would be necessary for the Portfolios to continue receiving investment management services from the Adviser and Sub-Adviser following the November 18th Change of Control Event. In addition, the Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the New Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Portfolios than, the terms of the corresponding Prior Agreements.

4)	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Adviser can be expected to provide services of the same nature, extent and quality under the New Agreements as were provided under the Prior Agreements; and (b) the November 18th Change of Control Event is not expected to result in any changes to: (i) the management of the Portfolios, including the continuity of the Portfolios’ portfolio managers and other personnel responsible for the management operations of the Portfolios; or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

5)	The Board considered actions taken by the Adviser subsequent to the September 12, 2014, approvals of the Prior Agreements with respect to certain Voya funds in response to requests made by the Board in connection with those approvals.

6)	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the New Agreements.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on November 18, 2014, the Board, including a majority of the Independent Trustees, voted to approve the New Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and the New Agreements should be approved so as to enable a continuation without interruption of the services being provided by the current service providers pursuant to the Prior Agreements. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements.

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Investment Adviser	Independent Registered Public Accounting Firm
Directed Services LLC	KPMG LLP
1475 Dunwoody Drive	Two Financial Center
West Chester, Pennsylvania 19380	60 South Street
Boston, Massachusetts 02111
Administrator
Voya Funds Services, LLC	Custodian
7337 East Doubletree Ranch Road, Suite 100	The Bank of New York Mellon
Scottsdale, Arizona 85258	One Wall Street
New York, New York 10286
Distributor
Voya Investments Distributor, LLC	Legal Counsel
7337 East Doubletree Ranch Road, Suite 100	Dechert LLP
Scottsdale, Arizona 85258	1900 K Street, N.W.
Washington, D.C. 20006
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com	VPAR-RETADVI (1214-021915)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley*, Colleen D. Baldwin, Peter S. Drotch, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley*, Ms. Baldwin, Mr. Drotch, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

*Effective On December 31, 2014, J. Michael Earley retired as a Director/Trustee.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $635,400 for year ended December 31, 2014 and $907,540 for year ended December 31, 2013.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $83,325 for the year ended December 31, 2014 and $100,800 for year ended December 31, 2013.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $161,085 in the year ended December 31, 2014 and $195,700 in the year ended December 31, 2013. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $19,467 in the year ended December 31, 2014 and $3,259 in the year ended December 31, 2013.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.          Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.         Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.          Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.         Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.          Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.         Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.          Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. In addition to receiving pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services for Voya entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the Voya funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Last Approved: May 22, 2014

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:         October 1, 2013 to December 31, 2014

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS LOCAL BOND FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL STRATEGIC INCOME FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA RISK MANAGED NATURAL RESOURCES

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA SHORT DURATION HIGH INCOME FUND

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)   Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee 100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant's fiscal years ended December 31, 2014 and December 31, 2013; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2014	2013
Voya Investors Trust	$263,877	$299,759
Voya Investments, LLC (1)	$184,250	$1,135,567

_______________
(1) Each Registrant's investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Summary schedule is included as part of the report to shareholders filed under Item 1 of this Form, if applicable.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Voya Investors Trust

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Global Resources Portfolio, Voya Liquid Assets Portfolio, VY® Clarion Global Real Estate Portfolio, VY® FMRSM Diversified Mid Cap Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio, VY® T. Rowe Price International Stock Portfolio, Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya Multi-Manager Large Cap Core Portfolio, Voya U.S. Stock Index Portfolio, VY® Clarion Real Estate Portfolio, VY® Franklin Income Portfolio, VY® Franklin Mutual Shares Portfolio, VY® JPMorgan Small Cap Core Equity Portfolio, and VY® Templeton Global Growth Portfolio, each a series of Voya Investors Trust, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the "financial statements"), and the financial highlights for each of the years in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments as of December 31, 2014 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Investors Trust as of December 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2015

Voya Global Resources Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.4%
		Canada: 8.7%
584,100		Alamos Gold, Inc.	4,172,861	0.7
436,100		Barrick Gold Corp.	4,688,075	0.8
287,200	@	Dominion Diamond Corp.	5,159,118	0.9
321,663		Eldorado Gold Corp.	1,955,711	0.3
355,494		GoldCorp, Inc.	6,583,749	1.2
2,123,200	@	Lundin Mining Corp.	10,453,352	1.8
372,200	@	MEG Energy Corp.	6,263,135	1.1
177,096	@	Seven Generations Energy Ltd.	2,666,043	0.5
242,100		Suncor Energy, Inc.	7,693,938	1.4
			49,635,982	8.7

		France: 1.6%
174,200	L	Total S.A. ADR	8,919,040	1.6

		Netherlands: 1.7%
145,342		Royal Dutch Shell PLC - Class A ADR	9,730,647	1.7

		Switzerland: 0.2%
3,434		Burckhardt Compression Holding AG	1,313,078	0.2

		United Kingdom: 2.4%
356,600		Noble Corp. PLC	5,908,862	1.0
39,487	L	Randgold Resources Ltd. ADR	2,661,819	0.5
110,266		Rio Tinto PLC	5,082,948	0.9
			13,653,629	2.4

		United States: 80.8%
156,900		Albemarle Corp.	9,434,397	1.7
300,800		Anadarko Petroleum Corp.	24,816,000	4.4
193,300	@	C&J Energy Services, Inc.	2,553,493	0.4
10,500		CF Industries Holdings, Inc.	2,861,670	0.5
327,179		Chevron Corp.	36,702,940	6.5
53,200		Cimarex Energy Co.	5,639,200	1.0
482,400	@	Cobalt International Energy, Inc.	4,288,536	0.8
94,200	@	Concho Resources, Inc.	9,396,450	1.7
226,800		ConocoPhillips	15,662,808	2.8
229,000		Consol Energy, Inc.	7,742,490	1.4
283,100		Devon Energy Corp.	17,328,551	3.0
309,500		EOG Resources, Inc.	28,495,665	5.0
592,358		ExxonMobil Corp.	54,763,497	9.6
150,600	@	Flotek Industries, Inc.	2,820,738	0.5
222,300	@	Forum Energy Technologies, Inc.	4,608,279	0.8
466,878		Freeport-McMoRan, Inc.	10,906,270	1.9
457,800	L	FX Energy, Inc.	709,590	0.1
141,228		Halliburton Co.	5,554,497	1.0
236,100		Hess Corp.	17,428,902	3.1
498,100	@,L	Laredo Petroleum, Inc.	5,155,335	0.9
14,000		Monsanto Co.	1,672,580	0.3
115,500		Mosaic Co.	5,272,575	0.9
292,300	@	Newfield Exploration Co.	7,927,176	1.4
396,800		Occidental Petroleum Corp.	31,986,048	5.6
88,600		Oceaneering International, Inc.	5,210,566	0.9
115,300		Packaging Corp. of America	8,999,165	1.6
400,300		Patterson-UTI Energy, Inc.	6,640,977	1.2
276,200		Phillips 66	19,803,540	3.5
156,200		Range Resources Corp.	8,348,890	1.5
41,500		Royal Gold, Inc.	2,602,050	0.5
467,025		Schlumberger Ltd.	39,888,606	7.0
300,200		Steel Dynamics, Inc.	5,925,948	1.0
161,100	@	Stillwater Mining Co	2,374,614	0.4
163,600		Superior Energy Services	3,296,540	0.6
59,000		Union Pacific Corp.	7,028,670	1.2
129,200	@	Unit Corp.	4,405,720	0.8
200,900	L	US Silica Holdings, Inc.	5,161,121	0.9
338,700		Valero Energy Corp.	16,765,650	2.9
232,200	@	Whiting Petroleum Corp.	7,662,600	1.3
34,900		Worthington Industries	1,050,141	0.2
			458,892,485	80.8

	Total Common Stock
	(Cost $577,774,133)		542,144,861	95.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.4%
	Securities Lending Collateralcc: 2.2%
2,940,416	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $2,940,431, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,999,224, due 01/01/15-09/01/49)	2,940,416	0.5

See Accompanying Notes to Financial Statements

1

Voya Global Resources Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
619,015	Daiwa Capital Markets, Repurchase Agreement dated 12/31/14, 0.12%, due 01/02/15 (Repurchase Amount $619,019, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $631,395, due 06/01/17-03/01/48)	619,015	0.1
2,940,416	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $2,940,429, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $2,999,224, due 01/07/15-10/20/64)	2,940,416	0.5
2,940,416	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $2,940,431, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $2,999,224, due 11/15/15-07/15/56)	2,940,416	0.5
2,940,416	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $2,940,440, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $2,999,519, due 04/15/16-02/15/42)	2,940,416	0.6
		12,380,679	2.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.2%
12,561,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $12,561,000)	12,561,000	2.2

	Total Short-Term Investments
	(Cost $24,941,679)	24,941,679	4.4

	Total Investments in Securities (Cost $602,715,812)	$567,086,540	99.8
	Assets in Excess of Other Liabilities	1,116,189	0.2
	Net Assets	$568,202,729	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2014.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

Cost for federal income tax purposes is $610,694,818.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$46,994,575
Gross Unrealized Depreciation	(90,602,853)

Net Unrealized Depreciation	$(43,608,278)

Industry Diversification	Percentage of Net Assets
Integrated Oil & Gas	27.9%
Oil & Gas Exploration & Production	25.0
Oil & Gas Equipment & Services	9.4
Oil & Gas Refining & Marketing	6.4
Gold	4.0
Diversified Metals & Mining	3.7
Materials	3.7
Oil & Gas Drilling	3.0
Energy	2.5
Paper Packaging	1.6
Oil & Gas Services	1.4
Coal & Consumable Fuels	1.4
Road & Rail	1.2
Fertilizers & Agricultural Chemicals	0.9
Mining	0.9
Retail	0.9
Metals & Mining	0.9
Precious Metals & Minerals	0.4
Machinery-Diversified	0.2
Short-Term Investments	4.4
Assets in Excess of Other Liabilities	0.2
Net Assets	100.0%

See Accompanying Notes to Financial Statements

2

VY® Clarion Global Real Estate Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.9%
		Australia: 5.6%
1,145,500		Federation Centres Ltd	2,667,027	0.7
891,017		Goodman Group	4,115,506	1.2
547,985		Investa Office Fund	1,617,775	0.5
2,945,641		Mirvac Group	4,261,020	1.2
615,731	@	Scentre Group	1,744,473	0.5
1,073,166		Stockland	3,586,396	1.0
223,400		Westfield Corp.	1,637,604	0.5
			19,629,801	5.6

		Canada: 0.9%
33,000	L	Boardwalk Real Estate Investment Trust	1,747,994	0.5
32,500		Canadian Real Estate Investment Trust	1,280,922	0.4
			3,028,916	0.9

		China: 0.5%
610,350		China Overseas Land & Investment Ltd.	1,805,556	0.5

		France: 3.6%
25,799		ICADE	2,064,252	0.6
89,925	L	Klepierre	3,861,227	1.1
56,720		Mercialys	1,265,271	0.4
20,687		Unibail-Rodamco SE	5,306,966	1.5
			12,497,716	3.6

		Germany: 1.8%
44,600		Deutsche Wohnen AG	1,052,105	0.3
70,074	@	LEG Immobilien AG	5,220,089	1.5
			6,272,194	1.8

		Hong Kong: 6.7%
447,400		Hang Lung Properties Ltd.	1,248,115	0.4
609,213		Hongkong Land Holdings Ltd.	4,104,590	1.2
590,400		Link Real Estate Investment Trust	3,696,353	1.0
2,147,900		New World Development Ltd.	2,465,809	0.7
621,200		Sun Hung Kai Properties Ltd.	9,411,460	2.7
885,300		Swire Properties Ltd.	2,604,918	0.7
			23,531,245	6.7

		Japan: 13.2%
1,379	L	GLP J-Reit	1,536,058	0.4
1,056		Japan Hotel REIT Investment Corp.	677,457	0.2
691		Japan Real Estate Investment Corp.	3,329,428	0.9
1,968		Japan Retail Fund Investment Corp.	4,158,943	1.2
385		Kenedix Office Investment Corp.	2,179,156	0.6
478,319		Mitsubishi Estate Co., Ltd.	10,078,600	2.9
443,682		Mitsui Fudosan Co., Ltd.	11,897,581	3.4
903		Nippon Prologis REIT, Inc.	1,960,643	0.6
125,000		NTT Urban Development Corp.	1,258,825	0.4
1,066		Orix JREIT, Inc.	1,499,103	0.4
144,000		Sumitomo Realty & Development Co., Ltd.	4,905,959	1.4
78,800		Tokyo Tatemono Co., Ltd.	573,477	0.2
1,383		United Urban Investment Corp.	2,177,013	0.6
			46,232,243	13.2

		Luxembourg: 0.8%
131,168	@	GAGFAH SA	2,929,300	0.8

		Netherlands: 1.0%
20,541		Corio NV	1,005,934	0.3
28,737		Eurocommercial Properties NV	1,220,987	0.3
266,255		Nieuwe Steen Investments Funds NV	1,186,277	0.4
			3,413,198	1.0

		Singapore: 3.5%
2,162,800		CapitaCommercial Trust	2,855,443	0.8
1,539,800		CapitaLand Ltd.	3,828,483	1.1
1,937,000		Global Logistic Properties Ltd.	3,611,348	1.0
1,310,400		Suntec Real Estate Investment Trust	1,938,495	0.6
			12,233,769	3.5

		Sweden: 0.3%
94,667		Hufvudstaden AB	1,228,486	0.3

		Switzerland: 0.4%
17,962		PSP Swiss Property AG	1,545,865	0.4

		United Kingdom: 7.3%
470,619		British Land Co. PLC	5,675,044	1.6
75,710		Derwent Valley Holdings PLC	3,534,433	1.0
317,210		Great Portland Estates PLC	3,618,595	1.0
396,250		Hammerson PLC	3,710,854	1.1
399,066		Land Securities Group PLC	7,173,481	2.1
296,200		Safestore Holdings Ltd.	1,071,048	0.3
96,956		Unite Group PLC	698,931	0.2
			25,482,386	7.3

		United States: 54.3%
376,900	@	American Realty Capital Properties, Inc.	3,410,945	1.0
51,125		AvalonBay Communities, Inc.	8,353,314	2.4

See Accompanying Notes to Financial Statements

3

VY® Clarion Global Real Estate Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: (continued)
131,300	BioMed Realty Trust, Inc.	2,828,202	0.8
30,270	Boston Properties, Inc.	3,895,446	1.1
135,000	Brandywine Realty Trust	2,157,300	0.6
117,500	Brixmor Property Group, Inc.	2,918,700	0.8
86,870	Cousins Properties, Inc.	992,055	0.3
67,025	DCT Industrial Trust, Inc.	2,390,112	0.7
282,300	DDR Corp.	5,183,028	1.5
138,900	Douglas Emmett, Inc.	3,944,760	1.1
230,800	Duke Realty Corp.	4,662,160	1.3
165,700	Equity Residential	11,903,888	3.4
31,270	Essex Property Trust, Inc.	6,460,382	1.8
280,982	General Growth Properties, Inc.	7,904,024	2.3
150,000	Health Care Real Estate Investment Trust, Inc.	11,350,500	3.2
97,900	Healthcare Realty Trust, Inc.	2,674,628	0.8
84,250	Healthcare Trust of America, Inc.	2,269,695	0.7
41,820	Highwoods Properties, Inc.	1,851,790	0.5
108,400	@ Hilton Worldwide Holdings, Inc.	2,828,156	0.8
405,121	Host Hotels & Resorts, Inc.	9,629,726	2.8
83,100	Kilroy Realty Corp.	5,739,717	1.6
152,800	Kimco Realty Corp.	3,841,392	1.1
184,300	Lexington Realty Trust	2,023,614	0.6
29,800	Liberty Property Trust	1,121,374	0.3
63,465	Macerich Co.	5,293,616	1.5
175,000	@ Paramount Group, Inc.	3,253,250	0.9
43,500	Pebblebrook Hotel Trust	1,984,905	0.6
51,500	Post Properties, Inc.	3,026,655	0.9
231,497	ProLogis, Inc.	9,961,316	2.8
24,844	Public Storage, Inc.	4,592,413	1.3
82,400	Ramco-Gershenson Properties	1,544,176	0.4
74,281	Simon Property Group, Inc.	13,527,313	3.9
67,400	SL Green Realty Corp.	8,021,948	2.3
305,200	Spirit Realty Capital, Inc.	3,628,828	1.0
195,500	@ Strategic Hotel Capital, Inc.	2,586,465	0.7
39,200	Sun Communities, Inc.	2,370,032	0.7
112,300	Sunstone Hotel Investors, Inc.	1,854,073	0.5
38,740	Tanger Factory Outlet Centers, Inc.	1,431,830	0.4
32,120	Taubman Centers, Inc.	2,454,610	0.7
200,475	UDR, Inc.	6,178,640	1.8
70,831	Vornado Realty Trust	8,337,517	2.4
		190,382,495	54.3

	Total Common Stock
	(Cost $238,874,703)	350,213,170	99.9

WARRANTS: 0.0%
	Hong Kong: 0.0%
24,750	@ Sun Hung Kai Properties Ltd.	62,556	0.0

	Total Warrants
	(Cost $7,661)	62,556	0.0

	Total Long-Term Investments
	(Cost $238,882,364)	350,275,726	99.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.5%
	Securities Lending Collateralcc: 2.0%
1,634,523	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,634,531, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,667,213, due 01/01/15-09/01/49)	1,634,523	0.5
1,634,523	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $1,634,536, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $1,667,214, due 09/30/17-02/15/42)	1,634,523	0.5
344,093	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $344,095, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $350,975, due 01/07/15-10/20/64)	344,093	0.1

See Accompanying Notes to Financial Statements

4

VY® Clarion Global Real Estate Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
1,634,523	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,634,531, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $1,667,214, due 11/15/15-07/15/56)	1,634,523	0.5
1,634,523	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $1,634,536, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,667,377, due 04/15/16-02/15/42)	1,634,523	0.4
		6,882,185	2.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.5%
1,799,396	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $1,799,396)	1,799,396	0.5

	Total Short-Term Investments
	(Cost $8,681,581)	8,681,581	2.5

	Total Investments in Securities (Cost $247,563,945)	$358,957,307	102.4
	Liabilities in Excess of Other Assets	(8,353,770)	(2.4)
	Net Assets	$350,603,537	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2014.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

Cost for federal income tax purposes is $273,067,429.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$105,448,784
Gross Unrealized Depreciation	(19,558,906)

Net Unrealized Appreciation	$85,889,878

REIT Diversification	Percentage of Net Assets
Retail REITs	21.6%
Diversified REITs	15.5
Diversified Real Estate Activities	13.7
Residential REITs	12.5
Office REITs	11.9
Real Estate Operating Companies	6.3
Specialized REITs	5.9
Industrial REITs	5.0
Hotels, Resorts & Cruise Lines	4.8
Real Estate Services	2.2
Real Estate Development	0.5
Assets in Excess of Other Liabilities*	0.1
Net Assets	100.0%

*	Includes short-term investments.

See Accompanying Notes to Financial Statements

5

VY® FMR® Diversified Mid Cap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 100.2%
		Consumer Discretionary: 17.5%
4,700	@	Autozone, Inc.	2,909,817	0.3
71,221		Brinker International, Inc.	4,179,960	0.4
63,100		Brunswick Corp.	3,234,506	0.3
14,800		Cheesecake Factory	744,588	0.1
76,300	@	Deckers Outdoor Corp.	6,946,352	0.6
27,747		Delphi Automotive PLC	2,017,762	0.2
66,000		Dick's Sporting Goods, Inc.	3,276,900	0.3
54,200		DineEquity, Inc.	5,617,288	0.5
140,800	@	Dollar Tree, Inc.	9,909,504	0.9
96,380		Foot Locker, Inc.	5,414,628	0.5
151,983		Gentex Corp.	5,491,146	0.5
108,351	@	G-III Apparel Group Ltd.	10,944,534	1.0
63,500		GNC Holdings, Inc.	2,981,960	0.3
93,500		Hanesbrands, Inc.	10,436,470	0.9
17,194		Harman International Industries, Inc.	1,834,772	0.2
269,173		Interpublic Group of Cos., Inc.	5,590,723	0.5
180,450	@	Jarden Corp.	8,639,946	0.8
26,500		Johnson Controls, Inc.	1,281,010	0.1
10,534	@	Jubilant Foodworks Ltd.	228,770	0.0
16,100		L Brands, Inc.	1,393,455	0.1
52,957		Las Vegas Sands Corp.	3,079,979	0.3
184,700		Lennar Corp.	8,276,407	0.7
100,099		McGraw-Hill Cos., Inc.	8,906,809	0.8
7,800		Naspers Ltd.	1,008,971	0.1
438,112	@	New Focus Auto Tech Holdings Ltd.	31,073	0.0
6,163	@	NVR, Inc.	7,859,859	0.7
2,654		Page Industries Ltd.	494,202	0.0
59,819		Polaris Industries, Inc.	9,047,026	0.8
307,100		Pulte Homes, Inc.	6,590,366	0.6
38,300		PVH Corp.	4,908,911	0.4
31,600		Ralph Lauren Corp.	5,851,056	0.5
45,501		Signet Jewelers Ltd.	5,986,567	0.5
27,716	@	Tenneco, Inc.	1,569,003	0.1
149,000		Texas Roadhouse, Inc.	5,030,240	0.5
21,000		Time Warner Cable, Inc.	3,193,260	0.3
72,800		TJX Cos., Inc.	4,992,624	0.5
53,600	@	Urban Outfitters, Inc.	1,882,968	0.2
26,700		VF Corp.	1,999,830	0.2
28,532		Visteon Corp.	3,048,929	0.3
20,006		Whirlpool Corp.	3,875,962	0.4
19,600		Williams-Sonoma, Inc.	1,483,328	0.1
128,322		Wyndham Worldwide Corp.	11,004,895	1.0
			193,196,356	17.5

		Consumer Staples: 3.4%
67,279		Archer-Daniels-Midland Co.	3,498,508	0.3
1,999		Britannia Industries Ltd.	58,035	0.0
76,333		Bunge Ltd.	6,939,433	0.6
178,785		C&C Group PLC	783,148	0.1
84,963		CVS Caremark Corp.	8,182,787	0.7
98,932		Dr Pepper Snapple Group, Inc.	7,091,446	0.7
15,946		Ingredion, Inc.	1,352,859	0.1
22,502		Keurig Green Mountain, Inc.	2,979,152	0.3
102,700		Kroger Co.	6,594,367	0.6
			37,479,735	3.4

		Energy: 3.5%
44,889		Apache Corp.	2,813,194	0.3
34,819		Baker Hughes, Inc.	1,952,301	0.2
105,900		Chesapeake Energy Corp.	2,072,463	0.2
41,066		Cimarex Energy Co.	4,352,996	0.4
57,400	@	Dril-Quip, Inc.	4,404,302	0.4
14,900		EOG Resources, Inc.	1,371,843	0.1
39,700		GasLog Ltd.	807,895	0.1
99,100		Halliburton Co.	3,897,603	0.3
86,200	@	Newfield Exploration Co.	2,337,744	0.2
72,900		Oceaneering International, Inc.	4,287,249	0.4
29,655		Phillips 66	2,126,263	0.2
220,600		Suncor Energy, Inc.	7,006,490	0.6
10,700	L	Teekay Tankers Ltd.	54,142	0.0
18,700		Western Refining, Inc.	706,486	0.1
			38,190,971	3.5

		Financials: 14.7%
89,000		Aflac, Inc.	5,437,010	0.5
43,010		Altisource Residential Corp.	834,394	0.1
32,696		American Express Co.	3,042,036	0.3
81,000	@	American Realty Capital Properties, Inc.	733,050	0.1
68,800		Ameriprise Financial, Inc.	9,098,800	0.8
7,449		Bajaj Finserv Ltd.	153,772	0.0
58,500		Beneficial Mutual Bancorp, Inc.	717,795	0.1
162,816		Blackstone Group LP	5,508,065	0.5
220,948		Boston Private Financial Holdings, Inc.	2,976,170	0.3
33,100		Capital One Financial Corp.	2,732,405	0.3
321,986	@	CBRE Group, Inc.	11,028,020	1.0
23,300		Chubb Corp.	2,410,851	0.2
5,800		CIT Group, Inc.	277,414	0.0
52,613		Comerica, Inc.	2,464,393	0.2
82,950		Commerce Bancshares, Inc.	3,607,495	0.3
11,526		CRISIL Ltd.	346,771	0.0
13,800		Digital Realty Trust, Inc.	914,940	0.1
22,700	@	E*Trade Financial Corp.	550,589	0.1
34,716		Fidelity & Guaranty Life	842,557	0.1
141,800		First American Financial Corp.	4,807,020	0.4
5,600		First Citizens BancShares, Inc.	1,415,624	0.1
198,000		First Commonwealth Financial Corp.	1,825,560	0.2
5,300		First Republic Bank	276,236	0.0

See Accompanying Notes to Financial Statements

6

VY® FMR® Diversified Mid Cap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
6,896	@	Hilltop Holdings, Inc.	137,575	0.0
248,100		Hiscox Ltd	2,781,646	0.3
44,023		Housing Development Finance Corp.	789,436	0.1
11,692		Howard Hughes Corp.	1,524,871	0.1
561,827		Huntington Bancshares, Inc.	5,910,420	0.5
155,000		Invesco Ltd.	6,125,600	0.6
260,500		Investors Bancorp, Inc.	2,924,113	0.3
70,309		Jones Lang LaSalle, Inc.	10,541,428	1.0
177,200		Ladder Capital Corp.	3,474,892	0.3
65,045		Lakeland Financial Corp.	2,827,506	0.3
116,342	@	Lazard Ltd.	5,820,590	0.5
10,900		M&T Bank Corp.	1,369,258	0.1
156,501		Marsh & McLennan Cos., Inc.	8,958,117	0.8
15,104		Mid-America Apartment Communities, Inc.	1,127,967	0.1
20,900		Moody's Corp.	2,002,429	0.2
13,736		PacWest Bancorp	624,439	0.1
69,997		Primerica, Inc.	3,798,037	0.4
135,800		Principal Financial Group, Inc.	7,053,452	0.6
5,100		Prosperity Bancshares, Inc.	282,336	0.0
86,481		Raymond James Financial, Inc.	4,954,496	0.5
25,400		Regions Financial Corp.	268,224	0.0
79,835		Reinsurance Group of America, Inc.	6,995,143	0.6
1,100		SL Green Realty Corp.	130,922	0.0
805,900	@	SLM Corp.	8,212,121	0.7
38,200		Springleaf Holdings, Inc.	1,381,694	0.1
112,187		SunTrust Bank	4,700,635	0.4
47,100		UMB Financial Corp.	2,679,519	0.2
14,700		Virtus Investment Partners	2,506,203	0.2
			161,904,036	14.7

		Health Care: 13.3%
30,561	@	Actavis PLC	7,866,707	0.7
89,400		Agilent Technologies, Inc.	3,660,036	0.3
590,865	@	Boston Scientific Corp.	7,828,961	0.7
70,900		Bruker BioSciences Corp.	1,391,058	0.1
158,998		Cardinal Health, Inc.	12,835,909	1.2
43,700	@	Catamaran Corp.	2,261,356	0.2
73,400	@	Community Health Systems, Inc.	3,957,728	0.4
102,900	@	DaVita, Inc.	7,793,646	0.7
108,700		Dentsply International, Inc.	5,790,449	0.5
104,910	@	HCA Holdings, Inc.	7,699,345	0.7
263,700	@	Hologic, Inc.	7,051,338	0.6
48,632		Jazz Pharmaceuticals PLC	7,962,517	0.7
59,029		Mallinckrodt PLC - W/I	5,845,642	0.5
52,044		McKesson Corp.	10,803,293	1.0
311,638		MedAssets, Inc.	6,157,967	0.6
17,500	@	Molina Healthcare, Inc.	936,775	0.1
130,430		Omnicare, Inc.	9,512,260	0.9
5,973	@	Salix Pharmaceuticals Ltd.	686,537	0.1
172,200		Steris Corp.	11,167,170	1.0
138,362		Teva Pharmaceutical Industries Ltd. ADR	7,957,199	0.7
73,357		Thermo Fisher Scientific, Inc.	9,190,899	0.8
15,000	@	United Therapeutics Corp.	1,942,350	0.2
59,500		Zimmer Holdings, Inc.	6,748,490	0.6
			147,047,632	13.3

		Industrials: 17.3%
91,400		AGCO Corp.	4,131,280	0.4
64,143		Air Lease Corp.	2,200,746	0.2
4,700		Allegiant Travel Co.	706,551	0.1
23,100		Ametek, Inc.	1,215,753	0.1
25,900		AO Smith Corp.	1,461,019	0.1
18,010		Apogee Enterprises, Inc.	763,084	0.1
63,500		ArcBest Corp.	2,944,495	0.3
51,597		Caterpillar, Inc.	4,722,673	0.4
193,335		Con-way, Inc.	9,508,215	0.9
24,000		Corporate Executive Board Co.	1,740,720	0.2
81,700		CSX Corp.	2,959,991	0.3
41,368		Cummins, Inc.	5,964,025	0.5
119,908		Curtiss-Wright Corp.	8,464,306	0.8
31,500		Deere & Co.	2,786,805	0.3
57,348		Dun & Bradstreet Corp.	6,936,814	0.6
136,402		EMCOR Group, Inc.	6,068,525	0.5
32,139	@	Esterline Technologies Corp.	3,525,005	0.3
69,143		FedEx Corp.	12,007,373	1.1
25,400		G&K Services, Inc.	1,799,590	0.2
21,411		GATX Corp.	1,231,989	0.1
122,800		Generac Holdings, Inc.	5,742,128	0.5
6,112		Granite Construction, Inc.	232,378	0.0
37,100		Herman Miller, Inc.	1,091,853	0.1
25,134		HNI, Corp.	1,283,342	0.1
28,700		Huntington Ingalls Industries, Inc.	3,227,602	0.3
2,146		IDEX Corp.	167,045	0.0
62,440		Illinois Tool Works, Inc.	5,913,068	0.5
53,903		Ingersoll-Rand PLC - Class A	3,416,911	0.3
39,347		ITT Corp.	1,591,980	0.1
121,375	@	Jacobs Engineering Group, Inc.	5,424,249	0.5
5,000		JB Hunt Transport Services, Inc.	421,250	0.0
43,142		KAR Auction Services, Inc.	1,494,870	0.1
15,500		Lennox International, Inc.	1,473,585	0.1
126,203		Manitowoc Co., Inc.	2,789,086	0.3
25,400		MISUMI Group, Inc.	837,570	0.1
18,119		MRC Global, Inc.	274,503	0.0
81,556		Mueller Industries, Inc.	2,784,322	0.2
8,200		Norfolk Southern Corp.	898,802	0.1
136,528	@	Quanta Services, Inc.	3,876,030	0.3
52,135		Republic Services, Inc.	2,098,434	0.2
33,001		Rexnord Corp.	930,958	0.1
32,408		Roper Industries, Inc.	5,066,991	0.5
107,349	@	Saia, Inc.	5,942,841	0.5
71,900		Snap-On, Inc.	9,831,606	0.9

See Accompanying Notes to Financial Statements

7

VY® FMR® Diversified Mid Cap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
114,119		Southwest Airlines Co.	4,829,516	0.4
199,736		Spirit Airlines, Inc.	15,096,047	1.4
7,500		Stanley Black & Decker, Inc.	720,600	0.1
28,553		Swift Transportation Co.	817,472	0.1
303,142		Textron, Inc.	12,765,310	1.2
19,896		Valmont Industries, Inc.	2,526,792	0.2
10,400	@	WABCO Holdings, Inc.	1,089,712	0.1
14,500		Wabtec Corp.	1,259,905	0.1
89,140		Woodward Governor Co.	4,388,362	0.4
			191,444,079	17.3

		Information Technology: 25.1%
181,760		Activision Blizzard, Inc.	3,662,464	0.3
30,505		Alliance Data Systems Corp.	8,725,955	0.8
98,600		Altera Corp.	3,642,284	0.3
84,495	@	Arrow Electronics, Inc.	4,891,416	0.4
55,900		Aruba Networks, Inc.	1,016,262	0.1
748,900	@	Atmel Corp.	6,287,016	0.6
109,533		Avnet, Inc.	4,712,110	0.4
31,749		Blackhawk Network Holdings, Inc.	1,196,620	0.1
159,500		Broadcom Corp.	6,911,135	0.6
43,243		Broadridge Financial Solutions, Inc. ADR	1,996,962	0.2
108,211		Brocade Communications Systems, Inc.	1,281,218	0.1
412,400	@	Cadence Design Systems, Inc.	7,823,228	0.7
244,439		CDW Corp./DE	8,596,920	0.8
203,940		CommScope Holding Co., Inc.	4,655,950	0.4
4,785		Computer Sciences Corp.	301,694	0.0
125,000		Cypress Semiconductor Corp.	1,785,000	0.2
204,300	@	Electronic Arts, Inc.	9,605,165	0.9
184,194		EMC Corp.	5,477,930	0.5
156,948		Euronet Worldwide, Inc.	8,616,445	0.8
124,760		EVERTEC, Inc.	2,760,939	0.3
72,491	@	F5 Networks, Inc.	9,457,538	0.9
13,471		Fairchild Semiconductor International, Inc.	227,391	0.0
187,180		Fidelity National Information Services, Inc.	11,642,596	1.1
129,922	@	Fiserv, Inc.	9,220,564	0.8
50,168		FleetCor Technologies, Inc.	7,460,483	0.7
410,518		Freescale Semiconductor Holdings Ltd.	10,357,369	0.9
358,884	@	Genpact Ltd.	6,793,674	0.6
160,441		Global Payments, Inc.	12,952,402	1.2
8,116		Google, Inc. - Class C	4,272,262	0.4
36,300		Ingram Micro, Inc.	1,003,332	0.1
70,539		Intersil Corp.	1,020,699	0.1
26,397		Intuit, Inc.	2,433,539	0.2
37,400		Jabil Circuit, Inc.	816,442	0.1
43,333		Juniper Networks, Inc.	967,193	0.1
45,600		Keysight Technologies, Inc.	1,539,912	0.1
53,900		MAXIMUS, Inc.	2,955,876	0.3
95,000		Methode Electronics, Inc.	3,468,450	0.3
30,364		Microchip Technology, Inc.	1,369,720	0.1
291,700		Nokia OYJ ADR	2,292,762	0.2
265,424		Nvidia Corp.	5,321,751	0.5
164,749	@	NXP Semiconductor NV	12,586,824	1.1
867,296	@	PMC - Sierra, Inc.	7,944,431	0.7
117,086	@	PTC, Inc.	4,291,202	0.4
404,300	@,L	RF Micro Devices, Inc.	6,707,337	0.6
56,334	@	Rovi Corp.	1,272,585	0.1
102,730	@	Semtech Corp.	2,832,266	0.3
196,058		Super Micro Computer, Inc.	6,838,503	0.6
124,751	@	Synopsys, Inc.	5,422,926	0.5
107,183		TE Connectivity Ltd.	6,779,325	0.6
68,300		Tencent Holdings Ltd.	988,228	0.1
172,100		Tivo, Inc.	2,037,664	0.2
281,143		Total System Services, Inc.	9,547,616	0.9
186,600	@	Trimble Navigation Ltd.	4,952,364	0.4
92,979		Verint Systems, Inc.	5,418,816	0.5
12,600		Visa, Inc.	3,303,720	0.3
380,036		Xerox Corp.	5,267,299	0.5
31,500		Xilinx, Inc.	1,363,635	0.1
			277,075,409	25.1

		Materials: 4.4%
67,992		Albemarle Corp.	4,088,359	0.4
23,711		Aptargroup, Inc.	1,584,843	0.1
12,700		Ashland, Inc.	1,520,952	0.1
874,000	@	B2Gold Corp.	1,429,334	0.1
104,600		Boise Cascade Co.	3,885,890	0.4
32,489		Cabot Corp.	1,424,967	0.1
45,700		Carpenter Technology Corp.	2,250,725	0.2
174,678	@	Constellium NV - Class A	2,869,960	0.3
171,628		Cytec Industries, Inc.	7,924,065	0.7
67,700		Eastman Chemical Co.	5,135,722	0.5
212,396	@	Ferro Corp.	2,752,652	0.3
31,900		Methanex Corp.	1,465,401	0.1
320,864	@	New Gold, Inc.	1,375,368	0.1
118,994		PolyOne Corp.	4,511,062	0.4
77,400		Potash Corp. of Saskatchewan, Inc.	2,736,115	0.2
26,100		Praxair, Inc.	3,381,516	0.3
14,800		TimkenSteel Corp.	548,044	0.1
			48,884,975	4.4

		Telecommunication Services: 0.2%
43,800		Verizon Communications, Inc.	2,048,964	0.2

		Utilities: 0.8%
19,472		CMS Energy Corp.	676,652	0.1
41,518		Dynegy, Inc.	1,260,071	0.1
6,932		Energen Corp.	441,985	0.0
123,100		Exelon Corp.	4,564,548	0.4
16,000		NiSource, Inc.	678,720	0.1

See Accompanying Notes to Financial Statements

8

VY® FMR® Diversified Mid Cap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Utilities: (continued)
36,900		OGE Energy Corp.	1,309,212	0.1
			8,931,188	0.8

		Total Common Stock
		(Cost $978,135,351)	1,106,203,345	100.2

PREFERRED STOCK: 0.1%
		Financials: 0.1%
49,856	@,P	GMAC Capital Trust I	1,315,201	0.1

		Total Preferred Stock
		(Cost $1,030,152)	1,315,201	0.1

WARRANTS: 0.0%
		Energy: 0.0%
22,657	@	Voyager Oil & Gas, Inc.	2,427	0.0

		Total Warrants
		(Cost $–)	2,427	0.0

		Total Long-Term Investments
		(Cost $979,165,503)	1,107,520,973	100.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.2%
	Securities Lending Collateralcc: 0.2%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,000,005, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 01/01/15-09/01/49)	1,000,000	0.1
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $1,000,008, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $1,020,000, due 09/30/17-02/15/42)	1,000,000	0.1
655,718	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $655,721, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $668,832, due 11/15/15-07/15/56)	655,718	0.0
		2,655,718	0.2

	Total Short-Term Investments
	(Cost $2,655,718)	2,655,718	0.2

	Total Investments in Securities (Cost $981,821,221)	$1,110,176,691	100.5
	Liabilities in Excess of Other Assets	(5,360,402)	(0.5)
	Net Assets	$1,104,816,289	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security.
ADR	American Depositary Receipt
P	Preferred Stock may be called prior to convertible date.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

Cost for federal income tax purposes is $986,294,640.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$154,180,158
Gross Unrealized Depreciation	(30,298,107)

Net Unrealized Appreciation	$123,882,051

See Accompanying Notes to Financial Statements

9

VY® FMR® Diversified Mid Cap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of June 30, 2014 was as follows:

	Location on Statement
Derivatives not accounted for as hedging instruments	of Assets and Liabilities	Fair Value
Liability Derivatives

Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$343,841
Total Liability Derivatives		$343,841

The effect of derivative instruments on the Portfolio's Statement of Operations for the period ended June 30, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Foreign currency
related
Derivatives not accounted for as hedging instruments	transactions*

Foreign exchange contracts	$(744,937)
Total	$(744,937)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Foreign currency
related
Derivatives not accounted for as hedging instruments	transactions*

Foreign exchange contracts	$99,360
Total	$99,360

*  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at June 30, 2014:

	State Street Bank	The Bank of New York Mellon Corp.	Totals
Liabilities:
Forward foreign currency contracts	$175,619	$ 168,222	$343,841
Total Liabilities	$175,619	$168,222	$343,841

Net OTC derivative instruments by counterparty, at fair value	$(175,619)	$(168,222)	$(343,841)

Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—

Net Exposure(1)	$(175,619)	$(168,222)	$(343,841)

(1) Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

10

VY® Invesco Growth and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.6%
		Consumer Discretionary: 10.6%
242,586		Carnival Corp.	10,996,423	1.8
180,540		Comcast Corp. – Class A	10,473,125	1.7
206,311		General Motors Co.	7,202,317	1.1
146,092		Target Corp.	11,089,844	1.8
135,085	L	Thomson Reuters Corp.	5,449,676	0.9
47,442		Time Warner Cable, Inc.	7,214,031	1.1
53,418		Time Warner, Inc.	4,562,966	0.7
128,639		Viacom - Class B	9,680,085	1.5
			66,668,467	10.6

		Consumer Staples: 5.7%
139,852		Archer-Daniels-Midland Co.	7,272,304	1.2
205,734		Mondelez International, Inc.	7,473,287	1.2
77,208		Philip Morris International, Inc.	6,288,592	1.0
86,102		Procter & Gamble Co.	7,843,031	1.3
120,752		Unilever NV ADR	4,714,158	0.7
22,132		Wal-Mart Stores, Inc.	1,900,696	0.3
			35,492,068	5.7

		Energy: 10.8%
66,507		Anadarko Petroleum Corp.	5,486,827	0.9
113,783		Apache Corp.	7,130,781	1.1
133,008		Baker Hughes, Inc.	7,457,759	1.2
220,610	L	Canadian Natural Resources Ltd.	6,820,719	1.1
122,391		Ensco PLC	3,665,610	0.6
68,591		ExxonMobil Corp.	6,341,238	1.0
76,398		Occidental Petroleum Corp.	6,158,443	1.0
490,522		Royal Dutch Shell PLC - Class A	16,370,170	2.6
155,684		Total S.A.	7,976,026	1.3
			67,407,573	10.8

		Financials: 29.2%
66,831		Aon PLC	6,337,584	1.0
788,946		Bank of America Corp.	14,114,244	2.2
138,551		BB&T Corp.	5,388,248	0.8
261,794		Charles Schwab Corp.	7,903,561	1.3
520,949		Citigroup, Inc.	28,188,550	4.5
175,181		Citizens Financial Group, Inc.	4,355,000	0.7
54,927		CME Group, Inc.	4,869,279	0.8
141,977		Comerica, Inc.	6,650,203	1.1
268,448		Fifth Third Bancorp.	5,469,628	0.9
93,145		First Horizon National Corp.	1,264,909	0.2
35,710		Goldman Sachs Group, Inc.	6,921,669	1.1
476,630		JPMorgan Chase & Co.	29,827,505	4.8
150,097		Marsh & McLennan Cos., Inc.	8,591,552	1.4
432,367		Morgan Stanley	16,775,840	2.7
100,217		Northern Trust Corp.	6,754,626	1.1
121,432		PNC Financial Services Group, Inc.	11,078,241	1.8
120,113		State Street Corp.	9,428,871	1.5
110,651		Synchrony Financial	3,291,867	0.5
118,309		Willis Group Holdings PLC	5,301,426	0.8
			182,512,803	29.2

		Health Care: 13.1%
55,030		Amgen, Inc.	8,765,729	1.4
51,707		Anthem, Inc.	6,498,019	1.0
125,778		Eli Lilly & Co.	8,677,424	1.4
29,541	@	Express Scripts Holding Co.	2,501,236	0.4
49,739		Hospira, Inc.	3,046,514	0.5
77,953		Medtronic, Inc.	5,628,206	0.9
166,254		Merck & Co., Inc.	9,441,565	1.5
8,757		Novartis AG ADR	811,424	0.1
99,537		Novartis AG	9,231,407	1.5
153,184		Pfizer, Inc.	4,771,681	0.8
61,847		Sanofi	5,638,635	0.9
150,384		Teva Pharmaceutical Industries Ltd. ADR	8,648,584	1.4
79,710		UnitedHealth Group, Inc.	8,057,884	1.3
			81,718,308	13.1

		Industrials: 8.1%
78,420		Caterpillar, Inc.	7,177,783	1.2
133,733		CSX Corp.	4,845,146	0.8
45,664		General Dynamics Corp.	6,284,280	1.0
717,096		General Electric Co.	18,121,016	2.9
120,677		Ingersoll-Rand PLC - Class A	7,649,715	1.2
147,857		Tyco International Plc	6,485,008	1.0
			50,562,948	8.1

		Information Technology: 15.1%
93,453	@	Adobe Systems, Inc.	6,794,033	1.1
179,207	@	Amdocs Ltd.	8,360,903	1.3
435,177		Applied Materials, Inc.	10,844,611	1.7
143,398		Broadcom Corp.	6,213,435	1.0
309,131		Cisco Systems, Inc.	8,598,479	1.4
76,008	@	Citrix Systems, Inc.	4,849,310	0.8
341,277		Corning, Inc.	7,825,482	1.2
174,870	@	eBay, Inc.	9,813,704	1.6
231,110		Intel Corp.	8,386,982	1.3
179,008		Microsoft Corp.	8,314,922	1.3
128,996		NetApp, Inc.	5,346,884	0.9
361,501		Symantec Corp.	9,274,308	1.5
			94,623,053	15.1

		Materials: 1.1%
66,110		Dow Chemical Co.	3,015,277	0.5
158,336		Freeport-McMoRan, Inc.	3,698,729	0.6
			6,714,006	1.1

		Telecommunication Services: 2.5%
96,035		Orange SA	1,633,244	0.3
429,613		Koninklijke KPN NV	1,356,442	0.2
897,208	@	Telecom Italia S.p.A.	956,863	0.1
68,270		Telefonica S.A.	980,191	0.2
107,873		Verizon Communications, Inc.	5,046,299	0.8

See Accompanying Notes to Financial Statements

11

VY® Invesco Growth and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Telecommunication Services: (continued)
172,166	Vodafone Group PLC ADR	5,882,912	0.9
		15,855,951	2.5

	Utilities: 1.4%
104,455	FirstEnergy Corp.	4,072,701	0.6
94,514	Pacific Gas & Electric Co.	5,031,925	0.8
		9,104,626	1.4

	Total Common Stock
	(Cost $444,279,108)	610,659,803	97.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.4%
	Securities Lending Collateralcc: 0.1%
177,479	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $177,480, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $181,028, due 01/01/15-09/01/49)	177,479	0.1
853	Citigroup, Inc., Repurchase Agreement dated 12/31/14, 0.00%, due 01/02/15 (Repurchase Amount $853, collateralized by various U.S. Government and U.S. Government Agency Obligations, 1.375%-8.000%, Market Value plus accrued interest $870, due 12/15/17-07/15/51)	853	0.0
		178,332	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.3%
20,816,176	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $20,816,176)	20,816,176	3.3

	Total Short-Term Investments
	(Cost $20,994,508)	20,994,508	3.4

	Total Investments in Securities (Cost $465,273,616)	$631,654,311	101.0
	Liabilities in Excess of Other Assets	(6,051,147)	(1.0)
	Net Assets	$625,603,164	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2014.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

Cost for federal income tax purposes is $466,440,792.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$176,950,880
Gross Unrealized Depreciation	(11,737,361)

Net Unrealized Appreciation	$165,213,519

See Accompanying Notes to Financial Statements

12

VY® Invesco Growth and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

At December 31, 2014, the following forward foreign currency contracts were outstanding for VY® Invesco Growth and Income Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

The Bank of New York	Israeli New Shekel	12,530,983	Sell	01/09/15	$3,195,701	$3,212,641	$(16,940)
The Bank of New York	Canadian Dollar	5,442,708	Sell	01/09/15	4,778,036	4,683,997	94,039
The Bank of New York	EU Euro	7,490,258	Sell	01/09/15	9,346,044	9,064,301	281,743
The Bank of New York	Swiss Franc	3,792,836	Sell	01/09/15	3,937,500	3,815,411	122,089
The Bank of New York	British Pound	4,996,078	Sell	01/09/15	7,853,385	7,786,480	66,905
State Street Bank	Israeli New Shekel	12,575,085	Sell	01/09/15	3,204,660	3,223,948	(19,288)
State Street Bank	British Pound	4,998,663	Sell	01/09/15	7,859,548	7,790,509	69,039
State Street Bank	Canadian Dollar	5,457,965	Sell	01/09/15	4,791,429	4,697,126	94,303
State Street Bank	EU Euro	7,500,596	Sell	01/09/15	9,359,056	9,076,812	282,244
State Street Bank	Swiss Franc	3,800,767	Sell	01/09/15	3,944,873	3,823,389	121,484
							$1,095,618

See Accompanying Notes to Financial Statements

13

VY® JPMorgan Emerging Markets Equity Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.6%
		Australia: 0.6%
638,146		Oil Search Ltd.	4,092,168	0.6

		Brazil: 6.2%
1,086,855		Ambev SA ADR	6,760,238	1.1
1,424,790		CCR SA	8,259,730	1.3
317,206		Cielo SA	4,972,528	0.8
210,710		Lojas Renner SA	6,061,619	0.9
318,000		Marcopolo SA	405,545	0.1
405,850		Ultrapar Participacoes SA	7,855,309	1.2
378,881	L	Vale SA ADR	2,750,676	0.4
208,338		Weg S.A.	2,398,293	0.4
			39,463,938	6.2

		China: 7.8%
32,140	@	Alibaba Group Holding Ltd. ADR	3,340,632	0.5
65,890	@	Baidu.com ADR	15,020,943	2.4
3,708,000		CNOOC Ltd.	5,013,843	0.8
9,670,000		Geely Automobile Holdings Ltd.	3,057,414	0.5
4,697,500	L	Sun Art Retail Group Ltd.	4,670,453	0.7
979,100		Tencent Holdings Ltd.	14,166,530	2.2
666,000		Tsingtao Brewery Co., Ltd.	4,492,201	0.7
			49,762,016	7.8

		Hong Kong: 4.5%
3,676,400		AIA Group Ltd.	20,277,066	3.2
132,800		Jardine Matheson Holdings Ltd.	8,060,960	1.3
			28,338,026	4.5

		India: 17.8%
142,766		ACC Ltd.	3,152,690	0.5
896,784		Ambuja Cements Ltd.	3,242,349	0.5
423,680		Asian Paints Ltd.	5,022,027	0.8
359,410		HDFC Bank Ltd. ADR	18,240,058	2.9
1,061,645		Housing Development Finance Corp.	19,037,796	3.0
369,868	L	Infosys Ltd. ADR	11,636,047	1.8
2,513,140		ITC Ltd.	14,639,965	2.3
362,240		Kotak Mahindra Bank Ltd.	7,213,841	1.1
244,970		Lupin Ltd.	5,534,720	0.9
203,590		Mahindra & Mahindra Financial Services Ltd.	1,058,706	0.2
263,080		Mahindra & Mahindra Ltd.	5,121,852	0.8
473,846		Tata Consultancy Services Ltd.	19,204,191	3.0
			113,104,242	17.8

		Indonesia: 5.3%
16,435,400		Astra International Tbk PT	9,801,818	1.6
5,377,000		Bank Central Asia Tbk PT	5,703,587	0.9
10,288,700		Bank Rakyat Indonesia	9,671,178	1.5
6,487,600		Semen Gresik Persero Tbk PT	8,469,612	1.3
			33,646,195	5.3

		Macau: 2.9%
2,274,400		Sands China Ltd.	11,072,110	1.7
2,616,400	L	Wynn Macau Ltd.	7,299,372	1.2
			18,371,482	2.9

		Mexico: 2.3%
2,386,000		Fibra Uno Administracion SA de CV	7,031,655	1.1
853,240		Infraestructura Energetica Nova SAB de CV	4,268,007	0.7
1,137,200		Mexichem SA de CV	3,453,897	0.5
			14,753,559	2.3

		Panama: 1.2%
70,940		Copa Holdings S.A.	7,352,222	1.2

		Peru: 1.4%
56,340		Credicorp Ltd.	9,024,541	1.4

		Poland: 0.4%
258,873		Eurocash SA	2,770,000	0.4

		Russia: 4.6%
146,400		Eurasia Drilling Co. Ltd. GDR	2,605,920	0.4
349,600	@	Globaltrans Investment PLC GDR	1,756,110	0.3
216,000		Lukoil OAO ADR	8,283,600	1.3
21,530		Magnit OAO	3,402,817	0.5
145,430		Magnit PJSC GDR	6,572,414	1.0
1,394,320		Mobile Telesystems OJSC	3,709,885	0.6
3,218,506		Sberbank	2,823,872	0.5
			29,154,618	4.6

		South Africa: 16.7%
195,620		Aspen Pharmacare Holdings Ltd.	6,824,417	1.1
517,168		Bidvest Group Ltd.	13,520,777	2.1
147,381	L	Capitec Bank Holdings Ltd.	4,315,290	0.7
2,315,940		FirstRand Ltd.	10,067,872	1.6
182,920		Imperial Holdings Ltd.	2,912,207	0.5
2,283,350		Life Healthcare Group Holdings Ltd.	8,435,035	1.3
497,870		Mr Price Group Ltd.	10,071,355	1.6
715,382		MTN Group Ltd.	13,608,378	2.1
12,559		Naspers Ltd.	1,624,572	0.3
633,694		Remgro Ltd.	13,863,133	2.2
680,019		Shoprite Holdings Ltd.	9,841,744	1.5
1,668,100		Woolworths Holdings Ltd./South Africa	11,062,398	1.7
			106,147,178	16.7

		South Korea: 3.8%
52,347		Hyundai Motor Co.	7,996,325	1.3
189,200		Kia Motors Corp.	8,990,025	1.4
6,001		Samsung Electronics Co., Ltd.	7,214,669	1.1
			24,201,019	3.8

See Accompanying Notes to Financial Statements

14

VY® JPMorgan Emerging Markets Equity Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Taiwan: 8.1%
1,529,200		Delta Electronics, Inc.	9,036,405	1.4
470,000		MediaTek, Inc.	6,832,592	1.1
1,145,000		President Chain Store Corp.	8,843,779	1.4
872,530	L	Siliconware Precision Industries Co. ADR ADR	6,587,601	1.0
1,500,223		Taiwan Semiconductor Manufacturing Co., Ltd.	6,609,190	1.1
593,621		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	13,285,238	2.1
			51,194,805	8.1

		Thailand: 6.7%
1,021,800	L	Advanced Info Service PCL	7,748,482	1.2
1,291,900		Kasikornbank PCL	8,935,091	1.4
572,800	L	Siam Cement PCL	7,774,953	1.2
1,747,600		Siam Commercial Bank PCL	9,625,227	1.5
2,891,400	L	Total Access Communication PCL	8,425,822	1.4
			42,509,575	6.7

		Turkey: 4.5%
278,300		Ford Otomotiv Sanayi A/S	3,869,373	0.6
2,093,605		KOC Holding AS	11,071,889	1.7
658,789		TAV Havalimanlari Holding AS	5,378,125	0.9
2,039,204		Turkiye Garanti Bankasi A/S	8,191,760	1.3
			28,511,147	4.5

		United Kingdom: 2.3%
242,630		Anglo American PLC	4,489,744	0.7
198,630		SABMiller PLC	10,354,835	1.6
			14,844,579	2.3

		United States: 0.5%
87,970	@	Luxoft Holding, Inc.	3,387,725	0.5

	Total Common Stock
	(Cost $575,994,786)		620,629,035	97.6

PREFERRED STOCK: 1.2%
		Brazil: 1.2%
483,811		Itau Unibanco Holding S.A.	6,297,442	1.0
1,154,320		Marcopolo SA	1,446,048	0.2

	Total Preferred Stock
	(Cost $10,230,954)		7,743,490	1.2

	Total Long-Term Investments
	(Cost $586,225,740)		628,372,525	98.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.3%
	Securities Lending Collateralcc: 3.3%
4,943,257	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $4,943,281, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $5,042,122, due 01/01/15-09/01/49)	4,943,257	0.8
1,040,628	Daiwa Capital Markets, Repurchase Agreement dated 12/31/14, 0.12%, due 01/02/15 (Repurchase Amount $1,040,635, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,061,441, due 06/01/17-03/01/48)	1,040,628	0.1
4,943,257	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $4,943,279, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $5,042,122, due 01/07/15-10/20/64)	4,943,257	0.8
4,943,257	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $4,943,281, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $5,042,122, due 11/15/15-07/15/56)	4,943,257	0.8

See Accompanying Notes to Financial Statements

15

VY® JPMorgan Emerging Markets Equity Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
4,943,257	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $4,943,298, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $5,042,618, due 04/15/16-02/15/42)	4,943,257	0.8
		20,813,656	3.3

	Total Short-Term Investments
	(Cost $20,813,656)	20,813,656	3.3

	Total Investments in Securities (Cost $607,039,396)	$649,186,181	102.1
	Liabilities in Excess of Other Assets	(13,490,439)	(2.1)
	Net Assets	$635,695,742	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

Cost for federal income tax purposes is $608,069,581.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$102,743,935
Gross Unrealized Depreciation	(61,627,335)

Net Unrealized Appreciation	$41,116,600

Sector Diversification	Percentage of Net Assets
Financials	25.5%
Information Technology	19.0
Consumer Discretionary	14.1
Consumer Staples	11.2
Industrials	9.5
Materials	5.9
Telecommunication Services	5.3
Energy	4.3
Health Care	3.3
Utilities	0.7
Short-Term Investments	3.3
Liabilities in Excess of Other Assets	(2.1)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

16

VY® JPMorgan Emerging Markets Equity Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

The following table is a summary of the Portfolio's government agency repurchase agreements by counterparty which are subject to offset under a MRA as of June 30, 2014:

Counterparty	Government Agency Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest (1)	Net amount
Deutsche Bank AG	$81,357,000	$(81,357,000)	$—
Totals	$81,357,000	$(81,357,0001)	$—

(1) Collateral with a fair value of $82,984,891 has been pledged in connection with the above government agency repurchase agreements. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

17

VY® Morgan Stanley Global Franchise Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.8%
	France: 9.9%
2,856	Hermes International	1,017,112	0.2
58,556	LVMH Moet Hennessy Louis Vuitton S.A.	9,275,395	2.1
98,516	Pernod Ricard SA	10,948,867	2.4
84,476	Publicis Groupe	6,058,245	1.4
185,706	Sanofi	16,930,947	3.8
		44,230,566	9.9

	Germany: 2.8%
176,811	SAP SE	12,346,457	2.8

	Italy: 0.8%
566,796	Davide Campari-Milano S.p.A.	3,537,901	0.8

	Japan: 0.9%
145,000	Japan Tobacco, Inc.	3,990,804	0.9

	Netherlands: 0.5%
99,016	Reed Elsevier NV	2,364,569	0.5

	Switzerland: 9.7%
592,288	Nestle S.A.	43,178,396	9.7

	United Kingdom: 31.3%
761,342	British American Tobacco PLC	41,257,924	9.2
708,456	Diageo PLC	20,295,233	4.5
575,998	Experian PLC	9,709,592	2.2
130,615	Imperial Tobacco Group PLC	5,749,617	1.3
362,379	@ Indivior PLC	843,819	0.2
362,379	Reckitt Benckiser PLC	29,350,553	6.6
139,677	Reed Elsevier PLC	2,385,964	0.5
743,402	Unilever PLC	30,203,131	6.8
		139,795,833	31.3

	United States: 41.9%
55,719	3M Co.	9,155,746	2.1
240,008	Accenture PLC	21,435,114	4.8
57,361	Intuit, Inc.	5,288,110	1.2
24,905	Mead Johnson Nutrition Co.	2,503,949	0.6
482,340	Microsoft Corp.	22,404,693	5.0
445,331	Mondelez International, Inc.	16,176,648	3.6
46,243	Moody's Corp.	4,430,542	1.0
92,719	Nike, Inc.	8,914,932	2.0
236,875	Philip Morris International, Inc.	19,293,469	4.3
232,231	Procter & Gamble Co.	21,153,922	4.7
246,395	Time Warner, Inc.	21,047,061	4.7
270,360	Twenty-First Century Fox, Inc. Class B	9,973,580	2.2
69,094	Visa, Inc.	18,116,447	4.1
76,330	Walt Disney Co.	7,189,523	1.6
		187,083,736	41.9

	Total Common Stock
	(Cost $351,200,872)	436,528,262	97.8

	Assets in Excess of Other Liabilities	9,939,978	2.2
	Net Assets	$446,468,240	100.0

@	Non-income producing security.

Cost for federal income tax purposes is $351,664,020.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$90,577,212
Gross Unrealized Depreciation	(5,712,970)

Net Unrealized Appreciation	$84,864,242

Industry Diversification	Percentage of Net Assets
Food Products	20.7%
Agriculture	15.6
Software	9.0
Beverages	6.9
Media	6.9
Household Products/Wares	6.6
IT Services	4.8
Household Products	4.7
Apparel	4.3
Industrials	4.3
Diversified Financial Services	4.1
Consumer Discretionary	4.0
Pharmaceuticals	4.0
Financials	1.0
Consumer Staples	0.9
Assets in Excess of Other Liabilities	2.2
Net Assets	100.0%

See Accompanying Notes to Financial Statements

18

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 64.1%
		Consumer Discretionary: 7.6%
242,879	@	Autozone, Inc.	150,368,818	2.6
800,800		Delphi Automotive PLC	58,234,176	1.0
1,210,996		Johnson Controls, Inc.	58,539,546	1.0
249,400	@	Liberty Global PLC - Class A	12,521,127	0.2
1,075,400	@	Liberty Global PLC - Class C	51,952,574	0.9
861,900		Lowe's Cos, Inc.	59,298,720	1.1
60,908	@	O'Reilly Automotive, Inc.	11,732,099	0.2
566,200		Twenty-First Century Fox, Inc. Class B	20,887,118	0.4
117,900		Viacom - Class B	8,871,975	0.2
			432,406,153	7.6

		Consumer Staples: 3.3%
292,400		CVS Caremark Corp.	28,161,044	0.5
46,600		JM Smucker Co.	4,705,668	0.1
1,046,088		Mondelez International, Inc.	37,999,147	0.6
468,634		PepsiCo, Inc.	44,314,031	0.8
711,600		Philip Morris International, Inc.	57,959,820	1.0
198,300		Wal-Mart Stores, Inc.	17,030,004	0.3
			190,169,714	3.3

		Energy: 2.8%
301,500		Apache Corp.	18,895,005	0.3
155,600		California Resources Corp.	857,356	0.0
2,932,800		Canadian Natural Resources Ltd.	90,564,864	1.6
389,000		Occidental Petroleum Corp.	31,357,290	0.6
331,467		Range Resources Corp.	17,716,911	0.3
			159,391,426	2.8

		Financials: 11.7%
394,000		American Tower Corp.	38,946,900	0.7
1,054,500		Bank of New York Mellon Corp.	42,781,065	0.7
729,400		Crown Castle International Corp.	57,403,780	1.0
368,169		Invesco Ltd.	14,550,039	0.3
764,650		Iron Mountain, Inc.	29,561,369	0.5
888,810		JPMorgan Chase & Co.	55,621,730	1.0
246,032		Julius Baer Group Ltd.	11,233,332	0.2
2,809,900		Marsh & McLennan Cos., Inc.	160,838,676	2.8
1,446,100		State Street Corp.	113,518,850	2.0
2,124,000		TD Ameritrade Holding Corp.	75,996,720	1.3
4,162,854	@	UBS Group AG	71,558,212	1.2
			672,010,673	11.7

		Health Care: 16.3%
1,317,800		Abbott Laboratories	59,327,356	1.0
341,400	@	Actavis PLC	87,879,774	1.5
681,700		Agilent Technologies, Inc.	27,908,798	0.5
477,000		Allergan, Inc.	101,405,430	1.8
550,100		Becton Dickinson & Co.	76,551,916	1.4
709,700		CareFusion Corp.	42,113,598	0.7
508,400		Cigna Corp.	52,319,444	0.9
271,100	@	DaVita, Inc.	20,533,114	0.4
1,493,200		Eli Lilly & Co.	103,015,868	1.8
106,200	@	Henry Schein, Inc.	14,459,130	0.3
217,500		Merck & Co., Inc.	12,351,825	0.2
1,691,724		Pfizer, Inc.	52,697,202	0.9
1,267,468		Thermo Fisher Scientific, Inc.	158,801,066	2.8
632,924		UnitedHealth Group, Inc.	63,982,287	1.1
1,327,189		Zoetis, Inc.	57,108,943	1.0
			930,455,751	16.3

		Industrials: 11.0%
1,163,700		Ametek, Inc.	61,245,531	1.1
338,000		Boeing Co.	43,933,240	0.8
3,097,091		Danaher Corp.	265,451,670	4.6
344,100		IDEX Corp.	26,784,744	0.5
1,413,500		Pentair PLC	93,884,670	1.6
325,700		Roper Industries, Inc.	50,923,195	0.9
1,434,400		Tyco International Plc	62,912,784	1.1
204,500		United Technologies Corp.	23,517,500	0.4
			628,653,334	11.0

		Information Technology: 7.9%
434,100		Cisco Systems, Inc.	12,074,491	0.2
266,400	@	eBay, Inc.	14,950,368	0.3
1,053,100		Fidelity National Information Services, Inc.	65,502,820	1.2
2,036,214	@	Fiserv, Inc.	144,510,108	2.5
44,900		Google, Inc. – Class A	23,826,634	0.4
80,000		Google, Inc. - Class C	42,112,000	0.7
1,075,623		Texas Instruments, Inc.	57,508,184	1.0
235,400		Vantiv, Inc.	7,984,768	0.1
329,600		Visa, Inc.	86,421,120	1.5
			454,890,493	7.9

		Materials: 0.6%
768,000	L	Cytec Industries, Inc.	35,458,560	0.6

		Telecommunication Services: 0.3%
143,900		SBA Communications Corp.	15,938,364	0.3

		Utilities: 2.6%
485,700		FirstEnergy Corp.	18,937,443	0.3
2,009,237		Pacific Gas & Electric Co.	106,971,778	1.9
645,269		Xcel Energy, Inc.	23,178,062	0.4
			149,087,283	2.6

	Total Common Stock
	(Cost $2,977,871,129)		3,668,461,751	64.1

See Accompanying Notes to Financial Statements

19

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares			Value	Percentage of Net Assets
PREFERRED STOCK: 0.8%
		Energy: 0.0%
1,894	@,L	Chesapeake Energy Corp.	173,301	0.0

		Financials: 0.3%
165,000	P	State Street Corp.	4,164,600	0.1
205,000	P	US Bancorp Series F	5,559,600	0.1
166,000	P	US Bancorp Series G	4,888,700	0.1
			14,612,900	0.3

		Telecommunication Services: 0.3%
305,551		T-Mobile US, Inc.	16,191,148	0.3

		Utilities: 0.2%
169,375	L,P	SCE Trust I	4,149,687	0.1
29,790	L,P	SCE Trust II	677,425	0.0
324,305	P	SCE Trust III	8,577,867	0.1
			13,404,979	0.2

	Total Preferred Stock
	(Cost $41,856,767)		44,382,328	0.8

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 28.5%
			Basic Materials: 0.1%
	6,130,000		Cytec Industries, Inc., 3.950%, 05/01/25	6,217,218	0.1

			Communications: 9.4%
	7,190,000		Amazon.com, Inc., 2.600%, 12/05/19	7,271,261	0.1
	3,575,000		Amazon.com, Inc., 3.800%, 12/05/24	3,670,049	0.1
	1,980,000		CCO Holdings LLC / CCO Holdings Capital Corp., 7.250%, 10/30/17	2,062,665	0.0
	1,000,000		CCO Holdings LLC / CCO Holdings Capital Corp., 8.125%, 04/30/20	1,055,000	0.0
	3,700,000		CCO Holdings LLC / CCO Holdings Capital Corp., 7.375%, 06/01/20	3,931,250	0.1
	8,907,380		Cequel Communications LLC - TL B, 3.500%, 02/14/19	8,794,185	0.2
	3,998,307		Charter Communications Operating LLC, 3.000%, 01/31/21	3,925,482	0.1
	4,506,375		Charter Communications Operating LLC, 3.000%, 03/08/20	4,424,296	0.1
	5,200,000		Charter Communications Operating LLC, 4.250%, 09/12/21	5,232,859	0.1
	36,273,200		Crown Castle Operating Co. - Term Loan B2, 3.000%, 01/31/21	35,715,500	0.6
	11,250,000		Intelsat Jackson Holdings SA, 5.500%, 08/01/23	11,223,562	0.2
	37,095,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	39,274,331	0.7
	12,950,000		Intelsat Jackson Holdings SA, 7.250%, 04/01/19	13,565,125	0.2
	10,550,000		Intelsat Jackson Holdings SA, 7.500%, 04/01/21	11,328,062	0.2
	82,369,466		Intelsat TL 4/2/18, 3.750%, 06/30/19	81,374,195	1.4
	1,725,000		Lamar Media Corp., 5.000%, 05/01/23	1,716,375	0.0
	1,825,000		Lamar Media Corp., 5.875%, 02/01/22	1,902,562	0.0
CHF	383,333	#	Matterhorn Mobile SA, 5.380%, 05/15/19	387,497	0.0
CHF	7,770,000	#	Matterhorn Mobile SA, 6.750%, 05/15/19	8,245,954	0.1
	4,490,000	L	Priceline Group, Inc./The, 0.350%, 06/15/20	5,028,800	0.1
	1,575,000		SBA Communications Corp., 5.625%, 10/01/19	1,618,312	0.0
	1,750,000		SBA Communications Corp., 5.750%, 07/15/20	1,789,900	0.0
	6,370,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	7,261,163	0.1
	9,586,030		Telesat Canada, 3.500%, 03/28/19	9,442,240	0.2
CAD	1,508,750		Telesat Canada, 4.400%, 03/27/17	1,296,197	0.0
CAD	7,860,000		Telesat Canada, 4.430%, 03/28/19	6,646,970	0.1
	5,215,000	#	Telesat Canada, 6.000%, 05/15/17	5,321,908	0.1
	7,750,000	#	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 5.500%, 01/15/23	8,137,500	0.1
EUR	2,000,000	#	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 7.500%, 03/15/19	2,553,333	0.1
	16,075,000	#	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 7.500%, 03/15/19	16,918,938	0.3
	6,375,000	#	Unitymedia KabelBW GmbH, 6.125%, 01/15/25	6,598,125	0.1
	5,325,000	#	Univision Communications, Inc., 5.125%, 05/15/23	5,404,875	0.1
	15,635,000	#	Univision Communications, Inc., 6.750%, 09/15/22	16,807,625	0.3
	35,425,000	#	Univision Communications, Inc., 6.875%, 05/15/19	36,974,844	0.7

See Accompanying Notes to Financial Statements

20

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
24,525,000	#	Univision Communications, Inc., 7.875%, 11/01/20	26,241,750	0.5
31,375,000		UPC Financing Partnership, 3.250%, 06/30/21	30,755,344	0.5
42,630,000	#	UPCB Finance III Ltd., 6.625%, 07/01/20	44,868,075	0.8
25,615,000	#	UPCB Finance V Ltd., 7.250%, 11/15/21	28,144,481	0.5
21,575,000	#	UPCB Finance VI Ltd., 6.875%, 01/15/22	23,570,688	0.4
9,400,000	#	Verizon Communications, Inc., 0.435%, 03/06/15	9,401,354	0.2
			539,882,632	9.4

		Consumer, Cyclical: 2.8%
3,050,000		AmeriGas Finance LLC/AmeriGas Finance Corp., 7.000%, 05/20/22	3,172,000	0.1
1,375,000		AmeriGas Finance, LLC/AmeriGas Finance Corp., 6.750%, 05/20/20	1,423,125	0.0
1,175,000		AmeriGas Partners L.P./AmeriGas Finance Corp., 6.250%, 08/20/19	1,219,062	0.0
2,400,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.250%, 03/15/21	2,424,000	0.0
4,742,001		Continental Airlines, Inc., 4.150%, 04/11/24	4,872,406	0.1
3,806,000		Continental Airlines, Inc., 4.500%, 01/15/15	13,347,166	0.2
877,650		Continental Airlines, Inc., 6.250%, 10/11/21	921,532	0.0
1,537,683		Continental Airlines, Inc., 7.250%, 11/10/19	1,776,024	0.0
2,082,345		Continental Airlines, Inc., 9.000%, 01/08/18	2,290,580	0.0
6,500,000		Delphi Corp., 5.000%, 02/15/23	6,954,870	0.1
6,375,000		Delphi Corp., 6.125%, 05/15/21	6,964,687	0.1
1,211,799		Delta Air Lines, 5.300%, 04/15/19	1,317,831	0.0
1,380,229		Delta Air Lines, 7.750%, 06/17/21	1,597,615	0.0
1,325,000	#	Group 1 Automotive, Inc., 5.000%, 06/01/22	1,301,812	0.0
2,495,000		Hawaiian Airlines 2013-1 Class A Pass Through Certificates, 3.900%, 01/15/26	2,457,575	0.1
9,671,053		Hilton Worldwide Finance LLC - TL B 1L, 3.500%, 09/23/20	9,571,924	0.2
1,299,265		Kasima LLC - Term Loan B, 3.250%, 05/17/21	1,270,031	0.0
11,575,000		L Brands, Inc., 5.625%, 10/15/23	12,558,875	0.2
2,800,000		L Brands, Inc., 5.625%, 02/15/22	3,024,000	0.1
3,950,000		L Brands, Inc., 6.625%, 04/01/21	4,463,500	0.1
2,850,000		L Brands, Inc., 6.900%, 07/15/17	3,149,250	0.1
1,825,000		L Brands, Inc., 7.000%, 05/01/20	2,080,500	0.0
1,800,000		L Brands, Inc., 8.500%, 06/15/19	2,142,000	0.0
4,960,061		Peninsula Gaming, LLC - TL B, 4.250%, 11/20/17	4,937,329	0.1
2,525,000		Penske Automotive Group, Inc., 5.375%, 12/01/24	2,569,187	0.1
25,475,000		Rite Aid Corp., 8.000%, 08/15/20	27,353,781	0.5
1,488,750		Rite Aid Corporation Term Loan 7, 2.750%, 02/21/20	1,485,959	0.0
2,950,000	#	Schaeffler Finance BV, 7.750%, 02/15/17	3,245,000	0.1
4,700,000		Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.375%, 03/15/20	4,899,750	0.1
1,525,000		Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.375%, 08/01/21	1,605,063	0.0
4,785,000		Toyota Motor Credit Corp., 0.401%, 01/23/15	4,785,693	0.1
4,806,816		US Airways 2010-1 Class A Pass Through Trust, 6.250%, 10/22/24	5,395,651	0.1
548,953		US Airways 2010-1 Class B Pass Through Trust, 8.500%, 10/22/18	598,359	0.0
584,166		US Airways 2012-2 Class A Pass Through Trust, 4.625%, 06/03/25	615,930	0.0
885,791		US Airways 2012-2 Class B Pass Through Trust, 6.750%, 06/03/21	943,368	0.0
3,315,556		US Airways 2013-1 Class A Pass Through Trust, 3.950%, 05/15/27	3,381,867	0.1
1,013,883		US Airways 2013-1 Class B Pass Through Trust, 5.375%, 05/15/23	1,031,626	0.0
9,111,250		Wendy's International, Inc., 3.250%, 05/15/19	9,054,305	0.2
			162,203,233	2.8

		Consumer, Non-cyclical: 4.4%
3,075,000		B&G Foods, Inc., 4.625%, 06/01/21	3,013,039	0.1
4,925,000		Becton Dickinson and Co., 1.800%, 12/15/17	4,947,074	0.1
3,805,000		Becton Dickinson and Co., 2.675%, 12/15/19	3,859,484	0.1

See Accompanying Notes to Financial Statements

21

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
			Consumer, Non-cyclical: (continued)
	3,810,000		Becton Dickinson and Co., 3.734%, 12/15/24	3,929,047	0.1
	1,155,000		Becton Dickinson and Co., 4.685%, 12/15/44	1,249,004	0.0
	13,074,337		DaVita HealthCare Partners, Inc., 3.500%, 06/24/21	12,969,272	0.2
	26,750,000		DaVita HealthCare Partners, Inc., 5.125%, 07/15/24	27,335,156	0.5
	8,325,000		DaVita HealthCare Partners, Inc., 6.625%, 11/01/20	8,767,266	0.2
	13,425,000		DaVita, Inc., 5.750%, 08/15/22	14,280,844	0.3
EUR	4,250,000		DE Master Blenders, 3 month EURIBOR plus 350bps, 3.500%, 05/09/21	5,126,068	0.1
	18,250,000		DE Master Blenders, 3.500%, 05/09/21	17,839,375	0.3
	5,050,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	5,416,125	0.1
	3,175,000	#	Fresenius Medical Care US Finance II, Inc., 5.875%, 01/31/22	3,460,750	0.1
	1,777,500		HCA, Inc. - TL B5, 2.919%, 03/31/17	1,767,279	0.0
	69,832,145		HJ Heinz Co., 3.500%, 06/05/20	69,545,065	1.2
	2,190,000		Johnson & Johnson, 1.125%, 11/21/17	2,185,169	0.0
	11,050,000		Johnson & Johnson, 3.375%, 12/05/23	11,846,616	0.2
	3,635,000	#	Medtronic, Inc., 1.500%, 03/15/18	3,620,740	0.1
	4,860,000	#	Medtronic, Inc., 2.500%, 03/15/20	4,878,653	0.1
	5,980,000	#	Medtronic, Inc., 3.500%, 03/15/25	6,130,439	0.1
	10,785,000	#	Medtronic, Inc., 4.625%, 03/15/45	11,739,958	0.2
	1,650,000		Novartis Capital Corp., 3.400%, 05/06/24	1,719,897	0.0
	2,150,000		Omnicare, Inc., 5.000%, 12/01/24	2,214,500	0.0
	8,210,805		Pinnacle Foods Finance LLC - TL G 1L, 3.250%, 04/29/20	7,980,903	0.1
	7,449,750		Pinnacle Foods Finance LLC - TL H 1L, 3.000%, 04/29/20	7,241,157	0.1
	5,000,000	#	Roche Holdings, Inc., 3.350%, 09/30/24	5,177,425	0.1
	2,680,000		UnitedHealth Group, Inc., 1.400%, 12/15/17	2,679,743	0.0
				250,920,048	4.4
			Energy: 6.7%
	3,275,000	#	Antero Resources Corp., 5.125%, 12/01/22	3,103,063	0.0
	9,850,000		Antero Resources Finance Corp., 5.375%, 11/01/21	9,566,812	0.2
	7,850,000		Antero Resources Finance Corp., 6.000%, 12/01/20	7,869,625	0.1
	1,935,000		Canadian Natural Resources Ltd., 1.750%, 01/15/18	1,925,180	0.0
	4,140,000		Canadian Natural Resources Ltd., 3.900%, 02/01/25	4,089,492	0.1
	6,000,000		Chesapeake Energy Corp., 3.250%, 03/15/16	6,015,000	0.1
	4,275,000		Chesapeake Energy Corp., 3.481%, 04/15/19	4,200,188	0.1
	8,350,000		Concho Resources, Inc./Midland TX, 6.500%, 01/15/22	8,767,500	0.1
	17,825,000	L	Concho Resources, Inc./Midland TX, 7.000%, 01/15/21	18,760,813	0.3
	4,900,000		Concho Resources, Inc., 5.500%, 10/01/22	4,973,500	0.1
	12,000,000		Concho Resources, Inc., 5.500%, 04/01/23	12,116,400	0.2
	6,175,000	#	Consol Energy, Inc., 5.875%, 04/15/22	5,773,625	0.1
	3,825,000		Energy Transfer Partners L.P., 4.150%, 10/01/20	3,926,167	0.1
	4,950,000		Energy Transfer Partners L.P., 4.900%, 02/01/24	5,196,243	0.1
	18,800,000		EQT Corp., 4.875%, 11/15/21	20,339,513	0.4
	3,645,000		EQT Corp., 8.125%, 06/01/19	4,398,487	0.1
	3,745,000		Equitable Resources, Inc., 6.500%, 04/01/18	4,217,514	0.1
	4,475,000		Laredo Petroleum, Inc., 5.625%, 01/15/22	3,938,000	0.1
	1,125,000		Laredo Petroleum, Inc., 7.375%, 05/01/22	1,057,500	0.0
	16,700,000		Laredo Petroleum, Inc., 9.500%, 02/15/19	16,700,000	0.3
	30,264,000		MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 4.500%, 07/15/23	29,280,420	0.5
	23,520,000		MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 5.500%, 02/15/23	23,931,600	0.4
	15,700,000		MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 6.250%, 06/15/22	16,328,000	0.3
	11,350,000	L	MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 6.500%, 08/15/21	11,747,250	0.2
	8,900,000	L	MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 6.750%, 11/01/20	9,300,500	0.2

See Accompanying Notes to Financial Statements

22

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
6,025,000	L	MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 4.875%, 12/01/24	5,919,563	0.1
1,120,000		Noble Energy, Inc., 3.900%, 11/15/24	1,109,195	0.0
1,145,000		ONEOK Partners L.P., 2.000%, 10/01/17	1,139,443	0.0
40,400,000	L	Range Resources Corp., 5.000%, 03/15/23	40,602,000	0.7
23,100,000		Range Resources Corp., 5.750%, 06/01/21	23,966,250	0.4
32,550,000		Range Resources Corp., 5.000%, 08/15/22	32,712,750	0.6
14,350,000		Range Resources Corp., 6.750%, 08/01/20	14,995,750	0.3
2,350,000		SM Energy Co., 6.500%, 01/01/23	2,267,750	0.0
6,825,000		SM Energy Co., 6.500%, 11/15/21	6,654,375	0.1
4,975,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.250%, 05/01/23	4,825,750	0.1
6,675,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.250%, 11/15/23	6,107,625	0.1
2,550,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.875%, 02/01/21	2,620,125	0.0
4,425,000		WPX Energy, Inc., 5.250%, 01/15/17	4,491,375	0.1
			384,934,343	6.7

		Financial: 3.2%
1,860,000		American Tower Corp., 3.500%, 01/31/23	1,800,268	0.0
450,000		American Tower Corp., 4.625%, 04/01/15	454,062	0.0
3,085,000		American Tower Corp., 5.000%, 02/15/24	3,277,544	0.1
1,800,000		CBRE Services, Inc., 5.000%, 03/15/23	1,848,420	0.0
3,000,000		CNH Capital LLC, 3.875%, 11/01/15	3,030,000	0.1
5,575,000		CNH Capital LLC, 6.250%, 11/01/16	5,867,687	0.1
9,825,000		Crown Castle International Corp., 4.875%, 04/15/22	9,941,672	0.2
6,775,000		Crown Castle International Corp., 5.250%, 01/15/23	6,944,375	0.1
11,950,000		E*TRADE Financial Corp., 6.375%, 11/15/19	12,726,750	0.2
6,350,000		Ford Motor Co., 2.597%, 11/04/19	6,322,962	0.1
4,500,000		Ford Motor Credit Co. LLC, 2.750%, 05/15/15	4,530,775	0.1
2,400,000		Ford Motor Credit Co., LLC, 2.500%, 01/15/16	2,427,850	0.0
10,660,000		Ford Motor Credit Co., LLC, 3.875%, 01/15/15	10,673,421	0.2
3,100,000		Ford Motor Credit Co., LLC, 4.250%, 02/03/17	3,257,009	0.1
8,450,000		Ford Motor Credit Co. LLC, 0.755%, 09/08/17	8,397,356	0.1
12,600,000		Ford Motor Credit Co. LLC, 0.805%, 12/06/17	12,528,092	0.2
6,615,000		Ford Motor Credit Co. LLC, 1.482%, 05/09/16	6,674,786	0.1
4,250,000		Ford Motor Credit Co. LLC, 1.724%, 12/06/17	4,222,490	0.1
8,650,000		Ford Motor Credit Co. LLC, 2.375%, 03/12/19	8,598,282	0.1
3,750,000		Ford Motor Credit Co., LLC, 5.000%, 05/15/18	4,077,724	0.1
3,850,000		Ford Motor Credit Co., LLC, 6.625%, 08/15/17	4,294,698	0.1
4,225,000		Host Hotels & Resorts L.P., 5.875%, 06/15/19	4,438,591	0.1
4,880,000		International Lease Finance Corp., 2.191%, 06/15/16	4,892,200	0.1
9,400,000		John Deere Capital Corp., 0.300%, 01/12/15	9,400,355	0.2
2,860,000		John Deere Capital Corp., 0.700%, 09/04/15	2,868,774	0.0
38,065,000		KFW, 2.500%, 11/20/24	38,681,044	0.7
210,000		Regions Bank/Birmingham AL, 7.500%, 05/15/18	244,157	0.0
245,000		Synovus Financial Corp., 5.125%, 06/15/17	249,900	0.0
			182,671,244	3.2

		Industrial: 0.5%
275,000		Actuant Corp., 5.625%, 06/15/22	286,687	0.0
1,795,000		Amphenol Corp., 1.550%, 09/15/17	1,791,304	0.0
3,890,000		Caterpillar Financial Services Corp., 0.700%, 11/06/15	3,898,068	0.1
3,600,000		Caterpillar Financial Services Corp., 1.250%, 11/06/17	3,585,712	0.1

See Accompanying Notes to Financial Statements

23

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
			Industrial: (continued)
	2,190,000		Caterpillar Financial Services Corp., 2.250%, 12/01/19	2,194,932	0.0
	2,610,000		Caterpillar Financial Services Corp., 3.250%, 12/01/24	2,650,064	0.0
	6,450,000		CNH Capital LLC, 3.625%, 04/15/18	6,385,500	0.1
	1,250,000	#	Moog, Inc., 5.250%, 12/01/22	1,268,750	0.0
EUR	3,000,000		Rexam PLC, 6.750%, 06/29/67	3,643,772	0.1
	2,625,000		Xylem, Inc./NY, 3.550%, 09/20/16	2,729,735	0.1
	850,000		Xylem, Inc./NY, 4.875%, 10/01/21	919,614	0.0
				29,354,138	0.5

			Technology: 0.8%
	1,750,000		First Data Corp., 3.667%, 03/24/18	1,717,187	0.0
	500,000		First Data Corp., 3.667%, 09/24/18	490,782	0.0
	2,500,000		Kronos, Inc., 4.500%, 10/30/19	2,487,500	0.1
	925,000		Kronos, Inc./MA, 9.750%, 04/30/20	945,234	0.0
	11,300,000	#	NXP BV / NXP Funding LLC, 3.750%, 06/01/18	11,356,500	0.2
	10,150,000	#	NXP BV / NXP Funding LLC, 5.750%, 02/15/21	10,708,250	0.2
	14,475,000	#	NXP BV / NXP Funding LLC, 5.750%, 03/15/23	15,271,125	0.3
				42,976,578	0.8

			Utilities: 0.6%
	4,270,000	#	Berkshire Hathaway Energy Co., 2.400%, 02/01/20	4,256,455	0.1
	4,305,000	#,L	Berkshire Hathaway Energy Co., 3.500%, 02/01/25	4,341,519	0.1
	4,125,000	#	Berkshire Hathaway Energy Co., 4.500%, 02/01/45	4,334,278	0.1
	2,080,000		CMS Energy Corp., 6.550%, 07/17/17	2,326,574	0.0
	970,000		CMS Energy Corp., 8.750%, 06/15/19	1,215,539	0.0
	7,275,000		Dominion Resources, Inc./VA, 2.500%, 12/01/19	7,304,624	0.1
	3,950,000		Dominion Resources, Inc./VA, 3.625%, 12/01/24	4,009,483	0.1
	2,440,000		Otter Tail Corp., 9.000%, 12/15/16	2,765,872	0.1
	2,031,683		Texas Competitive Electric Holdings Co. LLC, 3.750%, 05/05/16	2,043,111	0.0
				32,597,455	0.6

			Total Corporate Bonds/Notes
			(Cost $1,623,389,917)	1,631,756,889	28.5

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.3%
	19,520,000		Ally Master Owner Trust, 0.861%, 06/15/17	19,544,595	0.3

			Total Collateralized Mortgage Obligations
			(Cost $19,520,000)	19,544,595	0.3

ASSET-BACKED SECURITIES: 0.1%
			Automobile Asset-Backed Securities: 0.1%
	1,831,235		Ford Credit Auto Owner Trust, 0.580%, 12/15/16	1,831,712	0.1
	1,610,958		Honda Auto Receivables Owner Trust, 0.560%, 05/15/16	1,611,384	0.0

			Total Asset-Backed Securities
			(Cost $3,442,047)	3,443,096	0.1

FOREIGN GOVERNMENT BONDS: 0.2%
	10,634,000		KFW, 0.500%, 04/19/16	10,639,349	0.2

			Total Foreign Government Bonds
			(Cost $10,599,865)	10,639,349	0.2

			Total Long-Term Investments
			(Cost $4,676,679,725)	5,378,228,008	94.0

SHORT-TERM INVESTMENTS: 8.3%
			Securities Lending Collateralcc: 0.5%
	7,462,694		Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $7,462,731, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $7,611,948, due 01/01/15-09/01/49)	7,462,694	0.1

See Accompanying Notes to Financial Statements

24

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
1,571,017	Daiwa Capital Markets, Repurchase Agreement dated 12/31/14, 0.12%, due 01/02/15 (Repurchase Amount $1,571,027, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,602,437, due 06/01/17-03/01/48)	1,571,017	0.0
7,462,694	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $7,462,727, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $7,611,948, due 01/07/15-10/20/64)	7,462,694	0.1
7,462,694	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $7,462,731, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $7,611,948, due 11/15/15-07/15/56)	7,462,694	0.1
7,462,694	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $7,462,755, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $7,612,696, due 04/15/16-02/15/42)	7,462,694	0.2
		31,421,793	0.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 7.8%
446,203,037	T. Rowe Price Reserve Investment Fund, 0.070%††
	(Cost $446,203,037)	446,203,037	7.8

	Total Short-Term Investments
	(Cost $477,624,830)	477,624,830	8.3

	Total Investments in Securities (Cost $5,154,304,555)	$5,855,852,838	102.3
	Liabilities in Excess of Other Assets	(131,587,875)	(2.3)
	Net Assets	$5,724,264,963	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2014.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
P	Preferred Stock may be called prior to convertible date.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	EU Euro

Cost for federal income tax purposes is $5,156,064,012.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$757,030,207
Gross Unrealized Depreciation	(57,241,381)

Net Unrealized Appreciation	$699,788,826

See Accompanying Notes to Financial Statements

25

VY® T. Rowe Price Equity Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 93.1%
		Consumer Discretionary: 11.9%
354,200	L	Cablevision Systems Corp.	7,310,688	0.5
304,900		Carnival Corp.	13,821,117	1.0
98,800		Coach, Inc.	3,710,928	0.3
121,200		Comcast Corp. – Class A	7,030,812	0.5
474,400		Ford Motor Co.	7,353,200	0.5
218,709		General Motors Co.	7,635,131	0.5
91,200		Genuine Parts Co.	9,719,184	0.7
191,100		Johnson Controls, Inc.	9,237,774	0.7
260,600		Kohl's Corp.	15,907,024	1.1
174,200		Macy's, Inc.	11,453,650	0.8
24,175		The Madison Square Garden, Inc.	1,819,410	0.1
470,000		Mattel, Inc.	14,544,150	1.0
38,000		McDonald's Corp.	3,560,600	0.3
319,500		New York Times Co.	4,223,790	0.3
266,800		News Corp - Class A	4,186,092	0.3
224,814		Pearson PLC	4,151,903	0.3
668,800		Staples, Inc.	12,118,656	0.9
10,000		Tiffany & Co.	1,068,600	0.1
214,566		Time Warner, Inc.	18,328,228	1.3
82,000		Walt Disney Co.	7,723,580	0.6
10,000		Whirlpool Corp.	1,937,400	0.1
			166,841,917	11.9

		Consumer Staples: 4.2%
298,300		Archer-Daniels-Midland Co.	15,511,600	1.1
508,300		Avon Products, Inc.	4,772,937	0.4
156,800		Campbell Soup Co.	6,899,200	0.5
110,000		Clorox Co.	11,463,100	0.8
48,800		ConAgra Foods, Inc.	1,770,464	0.1
28,700		Kellogg Co.	1,878,128	0.1
77,400		McCormick & Co., Inc.	5,750,820	0.4
119,800		PepsiCo, Inc.	11,328,288	0.8
			59,374,537	4.2

		Energy: 12.3%
103,200		Anadarko Petroleum Corp.	8,514,000	0.6
331,100		Apache Corp.	20,750,037	1.5
168,324		BP PLC ADR	6,416,511	0.4
235,990		Chevron Corp.	26,473,358	1.9
79,500		ConocoPhillips	5,490,270	0.4
296,500		Consol Energy, Inc.	10,024,665	0.7
178,500	L	Diamond Offshore Drilling	6,552,735	0.5
267,324		ExxonMobil Corp.	24,714,104	1.8
248,300		Hess Corp.	18,329,506	1.3
235,800		Murphy Oil Corp.	11,912,616	0.8
274,300		Royal Dutch Shell PLC - Class A ADR	18,364,385	1.3
111,100		Schlumberger Ltd.	9,489,051	0.7
700,000		Talisman Energy, Inc.	5,481,000	0.4
			172,512,238	12.3

		Financials: 19.4%
159,900		American Express Co.	14,877,096	1.1
1,378,019		Bank of America Corp.	24,652,760	1.8
10,800		Bank of New York Mellon Corp.	438,156	0.0
70,000		Chubb Corp.	7,242,900	0.5
99,600		Digital Realty Trust, Inc.	6,603,480	0.5
605,444		JPMorgan Chase & Co.	37,888,686	2.7
224,700		Loews Corp.	9,441,894	0.7
359,700		Marsh & McLennan Cos., Inc.	20,589,228	1.5
177,400		Metlife, Inc.	9,595,566	0.7
212,300		Northern Trust Corp.	14,309,020	1.0
235,900		PNC Financial Services Group, Inc.	21,521,157	1.5
189,400		Rayonier, Inc.	5,291,836	0.4
495,300		Regions Financial Corp.	5,230,368	0.4
158,300		Sun Life Financial, Inc.	5,708,298	0.4
359,300		SunTrust Bank	15,054,670	1.1
577,800		US Bancorp.	25,972,110	1.8
569,600		Wells Fargo & Co.	31,225,472	2.2
333,051		Weyerhaeuser Co.	11,953,200	0.8
89,000		Willis Group Holdings PLC	3,988,090	0.3
			271,583,987	19.4

		Health Care: 6.6%
295,600		Bristol-Myers Squibb Co.	17,449,268	1.3
304,761		GlaxoSmithKline PLC	6,538,232	0.4
218,400		Johnson & Johnson	22,838,088	1.6
312,500		Merck & Co., Inc.	17,746,875	1.3
600,976		Pfizer, Inc.	18,720,403	1.3
146,000		Quest Diagnostics	9,790,760	0.7
			93,083,626	6.6

		Industrials: 13.2%
118,300		Boeing Co.	15,376,634	1.1
117,400		Deere & Co.	10,386,378	0.7
105,181		Eaton Corp. PLC	7,148,101	0.5
243,000		Emerson Electric Co.	15,000,390	1.1
11,800		Flowserve Corp.	705,994	0.0
1,488,400		General Electric Co.	37,611,868	2.7
167,900		Honeywell International, Inc.	16,776,568	1.2
237,700		Illinois Tool Works, Inc.	22,510,190	1.6
155,200		Joy Global, Inc.	7,219,904	0.5
340,600		Masco Corp.	8,583,120	0.6
128,930		Stanley Black & Decker, Inc.	12,387,594	0.9
149,600		United Parcel Service, Inc. - Class B	16,631,032	1.2
187,900	@	USG Corp.	5,259,321	0.4
247,800		Xylem, Inc.	9,433,746	0.7
			185,030,840	13.2

		Information Technology: 10.4%
171,900		Analog Devices, Inc.	9,543,888	0.7
85,700		Apple, Inc.	9,459,566	0.7
592,500		Applied Materials, Inc.	14,765,100	1.0
124,800		CA, Inc.	3,800,160	0.3
506,500		Cisco Systems, Inc.	14,088,297	1.0
111,200		Computer Sciences Corp.	7,011,160	0.5
585,100		Corning, Inc.	13,416,343	1.0
195,300		Harris Corp.	14,026,446	1.0

See Accompanying Notes to Financial Statements

26

VY® T. Rowe Price Equity Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
64,500	International Business Machines Corp.	10,348,380	0.7
292,300	Microsoft Corp.	13,577,335	1.0
35,500	Motorola Solutions, Inc.	2,381,340	0.2
203,300	Qualcomm, Inc.	15,111,289	1.1
219,100	Texas Instruments, Inc.	11,714,182	0.8
319,400	Western Union Co.	5,720,454	0.4
		144,963,940	10.4

	Materials: 5.0%
126,400	EI Du Pont de Nemours & Co.	9,346,016	0.7
352,793	International Paper Co.	18,902,649	1.3
189,000	MeadWestvaco Corp.	8,389,710	0.6
270,900	Newmont Mining Corp.	5,120,010	0.4
236,300	Nucor Corp.	11,590,515	0.8
179,100	Potash Corp. of Saskatchewan	6,325,812	0.4
164,300	Vulcan Materials Co.	10,799,439	0.8
		70,474,151	5.0

	Telecommunication Services: 3.6%
578,803	AT&T, Inc.	19,441,993	1.4
207,510	CenturyTel, Inc.	8,213,246	0.6
402,209	Telefonica S.A.	5,774,740	0.4
286,358	Verizon Communications, Inc.	13,395,827	1.0
852,192	Vodafone Group PLC	2,921,855	0.2
		49,747,661	3.6

	Utilities: 6.5%
370,200	AES Corp.	5,097,654	0.4
222,772	Duke Energy Corp.	18,610,373	1.3
188,900	Entergy Corp.	16,524,972	1.2
329,300	Exelon Corp.	12,210,444	0.9
245,000	FirstEnergy Corp.	9,552,550	0.7
437,000	NiSource, Inc.	18,537,540	1.3
279,600	Xcel Energy, Inc.	10,043,232	0.7
		90,576,765	6.5

	Total Common Stock
	(Cost $910,571,814)	1,304,189,662	93.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.2%
	Securities Lending Collateralcc: 0.4%
1,513,290	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,513,297, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,543,556, due 01/01/15-09/01/49)	1,513,290	0.1
318,545	Daiwa Capital Markets, Repurchase Agreement dated 12/31/14, 0.12%, due 01/02/15 (Repurchase Amount $318,547, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $324,916, due 06/01/17-03/01/48)	318,545	0.0
1,513,290	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $1,513,297, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $1,543,556, due 01/07/15-10/20/64)	1,513,290	0.1
1,513,290	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,513,297, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $1,543,556, due 11/15/15-07/15/56)	1,513,290	0.1
1,513,290	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $1,513,302, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,543,707, due 04/15/16-02/15/42)	1,513,290	0.1
		6,371,705	0.4

See Accompanying Notes to Financial Statements

27

VY® T. Rowe Price Equity Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 6.8%
95,239,317	T. Rowe Price Reserve Investment Fund, 0.070%††
	(Cost $95,239,317)	95,239,317	6.8

	Total Short-Term Investments
	(Cost $101,611,022)	101,611,022	7.2

	Total Investments in Securities (Cost $1,012,182,836)	$1,405,800,684	100.3
	Liabilities in Excess of Other Assets	(3,803,444)	(0.3)
	Net Assets	$1,401,997,240	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2014.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

Cost for federal income tax purposes is $1,027,072,729.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$433,826,490
Gross Unrealized Depreciation	(55,098,535)

Net Unrealized Appreciation	$378,727,955

See Accompanying Notes to Financial Statements

28

VY® T. Rowe Price International Stock Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.8%
		Australia: 3.4%
222,079		Amcor Ltd.	2,443,388	1.0
59,706		BHP Billiton Ltd.	1,411,607	0.6
258,336		Brambles Ltd.	2,225,366	0.9
23,110		CSL Ltd.	1,623,379	0.7
2,969		Macquarie Group Ltd.	140,009	0.0
90,369		Santos Ltd.	603,645	0.2
			8,447,394	3.4

		Brazil: 1.5%
263,500		BR Malls Participacoes S.A.	1,628,661	0.7
46,300		Lojas Renner SA	1,331,939	0.5
28,200		Tim Participacoes SA ADR	626,322	0.3
			3,586,922	1.5

		Canada: 1.9%
47,900		Canadian Natural Resources Ltd.	1,480,950	0.6
31,600	@	Seven Generations Energy Ltd.	475,713	0.2
20,700		Toronto Dominion Bank	989,032	0.4
12,100	@	Valeant Pharmaceuticals International, Inc.	1,732,306	0.7
			4,678,001	1.9

		China: 6.3%
11,021	@	Alibaba Group Holding Ltd. ADR	1,145,523	0.5
16,300	@	Baidu.com ADR	3,715,911	1.5
156,000		Beijing Enterprises Holdings Ltd.	1,220,031	0.5
360,000		China Mengniu Diary Co., Ltd.	1,482,346	0.6
910,000		China Overseas Land & Investment Ltd.	2,691,990	1.1
190,000		Tencent Holdings Ltd.	2,749,097	1.1
79,200	@	Vipshop Holdings Ltd. ADR	1,547,568	0.6
716,000	L	Want Want China Holdings Ltd.	941,048	0.4
			15,493,514	6.3

		Denmark: 1.0%
111,451		GN Store Nord	2,434,962	1.0

		France: 6.7%
12,529		Air Liquide	1,550,339	0.6
129,271		AXA S.A.	2,978,804	1.2
45,524		BNP Paribas	2,687,474	1.1
27,440		Edenred	758,883	0.3
45,815		Eutelsat Communications	1,481,645	0.6
7,648		Iliad SA	1,838,867	0.7
13,867		Pernod Ricard SA	1,541,150	0.6
5,519		Kering	1,060,592	0.5
36,564		Schneider Electric SE	2,662,935	1.1
			16,560,689	6.7

		Germany: 3.5%
22,334		Bayer AG	3,044,321	1.2
30,400		Brenntag AG	1,699,671	0.7
41,709		Fresenius AG	2,168,625	0.9
40,470		Wirecard AG	1,764,663	0.7
			8,677,280	3.5

		Hong Kong: 4.1%
704,000		AIA Group Ltd.	3,882,889	1.6
679,000		Hang Lung Properties Ltd.	1,894,211	0.8
172,000		Hutchison Whampoa Ltd.	1,966,230	0.8
39,200		Jardine Matheson Holdings Ltd.	2,381,963	0.9
			10,125,293	4.1

		India: 5.0%
10,859		Axis Bank Ltd.	85,948	0.0
64,566	@	Axis Bank Ltd. GDR	2,518,074	1.0
203,477		Bharti Airtel Ltd.	1,131,418	0.5
160,047		Housing Development Finance Corp.	2,870,020	1.2
23,418		Infosys Ltd.	726,606	0.3
690,986		NTPC Ltd.	1,571,141	0.6
689,806		Power Grid Corp. of India Ltd.	1,503,711	0.6
44,786		Tata Consultancy Services Ltd.	1,815,102	0.8
			12,222,020	5.0

		Indonesia: 1.4%
1,596,000		Bank Central Asia Tbk PT	1,692,938	0.7
5,005,400	@	Sarana Menara Nusantara Tbk PT	1,677,223	0.7
			3,370,161	1.4

		Ireland: 0.6%
135,557		James Hardie Industries SE	1,447,106	0.6

		Italy: 0.4%
74,339	L	Moncler S.p.A.	993,297	0.4

		Japan: 13.1%
90,000		Air Water, Inc.	1,425,548	0.6
13,700		Calbee, Inc.	471,921	0.2
45,600		Denso Corp.	2,125,317	0.9
17,500		Eisai Co., Ltd.	676,781	0.3
57,400		FamilyMart Co., Ltd.	2,161,904	0.9
165,200		Inpex Holdings, Inc.	1,839,167	0.7
96,300		Japan Tobacco, Inc.	2,650,445	1.1
54,100		Koito Manufacturing Co., Ltd.	1,655,015	0.7
67,600		Nabtesco Corp.	1,633,801	0.7
54,100		Nippon Telegraph & Telephone Corp.	2,763,570	1.1
67,600	@	Olympus Corp.	2,368,051	0.9
43,800		Softbank Corp.	2,607,120	1.0
58,200		Start Today Co. Ltd.	1,209,331	0.5
237,400		Sumitomo Corp.	2,438,261	1.0
39,500		Takeda Pharmaceutical Co., Ltd.	1,635,213	0.7
88,800		Tokio Marine Holdings, Inc.	2,884,020	1.2

See Accompanying Notes to Financial Statements

29

VY® T. Rowe Price International Stock Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Japan: (continued)
455,400		Yahoo! Japan Corp.	1,632,119	0.6
			32,177,584	13.1

		Luxembourg: 1.3%
40,546	@	Altice SA	3,201,839	1.3

		Malaysia: 0.6%
1,733,000		Astro Malaysia Holdings Bhd	1,497,994	0.6

		Mexico: 0.2%
263,600		Wal-Mart de Mexico SA de CV	566,730	0.2

		Netherlands: 4.3%
29,328		ASML Holding NV	3,168,824	1.3
54,015		Airbus Group NV	2,670,400	1.1
27,900	@	NXP Semiconductor NV	2,131,560	0.8
78,257		Royal Dutch Shell PLC - Class B	2,703,868	1.1
			10,674,652	4.3

		Portugal: 0.0%
12,847		Jeronimo Martins	128,732	0.0

		Russia: 0.5%
17,797		Magnit PJSC GDR	804,299	0.3
133,779	@	Sberbank of Russia ADR	518,126	0.2
			1,322,425	0.5

		South Africa: 0.9%
66,416		Aspen Pharmacare Holdings Ltd.	2,316,995	0.9

		South Korea: 1.4%
4,083		LG Household & Health Care Ltd.	2,314,251	1.0
1,645		NAVER Corp.	1,053,516	0.4
			3,367,767	1.4

		Spain: 1.9%
50,023		Amadeus IT Holding S.A.	1,992,288	0.8
282,629		Banco Bilbao Vizcaya Argentaria S.A.	2,669,270	1.1
			4,661,558	1.9

		Sweden: 3.7%
45,265		Assa Abloy AB	2,390,739	1.0
81,938		Hexagon AB	2,527,750	1.0
109,909		Svenska Cellulosa AB SCA	2,369,495	1.0
37,822		Svenska Handelsbanken AB	1,769,611	0.7
			9,057,595	3.7

		Switzerland: 9.4%
31,459		Cie Financiere Richemont SA	2,789,112	1.1
129,222		Credit Suisse Group	3,246,218	1.3
13,588	@	Dufry Group	2,030,918	0.8
44,281		Holcim Ltd.	3,165,390	1.3
42,471		Julius Baer Group Ltd.	1,939,141	0.8
36,560		Nestle S.A.	2,665,261	1.1
25,850		Novartis AG	2,397,419	1.0
699		SGS S.A.	1,427,337	0.6
13,463		Sonova Holding AG - Reg	1,977,857	0.8
4,967		Syngenta AG	1,597,674	0.6
			23,236,327	9.4

		Taiwan: 1.3%
706,000		Taiwan Semiconductor Manufacturing Co., Ltd.	3,110,263	1.3

		Thailand: 0.3%
519,900	L	CP ALL PCL	668,444	0.3

		Turkey: 0.7%
1		BIM Birlesik Magazalar AS	21	0.0
441,866		Turkiye Garanti Bankasi A/S	1,775,036	0.7
			1,775,057	0.7

		United Arab Emirates: 1.0%
112,528		DP World Ltd.	2,350,603	1.0

		United Kingdom: 12.7%
230,686		ARM Holdings PLC	3,543,893	1.4
773,667		Barclays PLC	2,908,477	1.2
106,098		BG Group PLC	1,419,775	0.6
136,008		British Sky Broadcasting PLC	1,898,176	0.8
96,742		Burberry Group PLC	2,454,516	1.0
252,470		Capita Group PLC	4,233,345	1.7
131,948		Compass Group PLC	2,255,377	0.9
63,736		EasyJet PLC	1,649,432	0.7
144,204		Experian PLC	2,430,845	1.0
129,548		Rolls-Royce Holdings PLC	1,740,330	0.7
32,522		SABMiller PLC	1,695,413	0.7
69,626		Standard Chartered PLC	1,041,322	0.4
187,626		WPP PLC	3,901,064	1.6
			31,171,965	12.7

		United States: 5.7%
24,097		Anheuser-Busch InBev Worldwide, Inc.	2,711,917	1.1
16,700		Las Vegas Sands Corp.	971,272	0.4
36,900	@	Liberty Global PLC - Class A	1,852,564	0.7
49,700	@	Liberty Global PLC - Class C	2,401,007	1.0
3,000	@	Priceline.com, Inc.	3,420,630	1.4
450,300		Samsonite International SA	1,334,440	0.5
9,400		Wynn Resorts Ltd.	1,398,344	0.6
			14,090,174	5.7

	Total Common Stock
	(Cost $212,083,673)		233,413,343	94.8

PREFERRED STOCK: 1.4%
		Brazil: 0.7%
128,115		Itau Unibanco Holding S.A.	1,667,586	0.7

		Germany: 0.7%
7,420		Volkswagen AG	1,649,139	0.7

See Accompanying Notes to Financial Statements

30

VY® T. Rowe Price International Stock Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: (continued)
	United States: 0.0%
3,895	@ Peixe Urbano, Inc. - Series A	78	0.0
17,165	Peixe Urbano, Inc. - Series C	7,381	0.0
		7,459	0.0

	Total Preferred Stock
	(Cost $3,938,571)	3,324,184	1.4

RIGHTS: 0.0%
	Spain: 0.0%
260,167	@ Banco Bilbao Vizcaya Argentaria SA	24,870	0.0

	Total Rights
	(Cost $25,446)	24,870	0.0

	Total Long-Term Investments
	(Cost $216,047,690)	236,762,397	96.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.6%
	Securities Lending Collateralcc: 0.5%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,000,005, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 01/01/15-09/01/49)	1,000,000	0.4
390,707	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $390,709, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $398,521, due 11/15/15-07/15/56)	390,707	0.1
		1,390,707	0.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.1%
5,110,583	T. Rowe Price Reserve Investment Fund, 0.070%††
	(Cost $5,110,583)	5,110,583	2.1

	Total Short-Term Investments
	(Cost $6,501,290)	6,501,290	2.6

	Total Investments in Securities (Cost $222,548,980)	$243,263,687	98.8
	Assets in Excess of Other Liabilities	3,064,224	1.2
	Net Assets	$246,327,911	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2014.
@	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

Cost for federal income tax purposes is $224,030,643.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$34,088,077
Gross Unrealized Depreciation	(14,855,033)

Net Unrealized Appreciation	$19,233,044

Sector Diversification	Percentage of Net Assets
Financials	18.1%
Consumer Discretionary	18.1
Industrials	15.7
Information Technology	11.5
Consumer Staples	9.5
Health Care	9.1
Materials	5.3
Telecommunication Services	4.3
Energy	3.4
Utilities	1.2
Short-Term Investments	2.6
Assets in Excess of Other Liabilities	1.2
Net Assets	100.0%

See Accompanying Notes to Financial Statements

31

VY® T. Rowe Price International Stock Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of June 30, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$21,156
Total Liability Derivatives		$21,156

The effect of derivative instruments on the Portfolio's Statement of Operations for the period ended June 30, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Foreign currency
related
Derivatives not accounted for as hedging instruments	transactions*

Foreign exchange contracts	$(48,813)
Total	$(48,813)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Foreign currency
related
Derivatives not accounted for as hedging instruments	transactions*

Foreign exchange contracts	$(189,096)
Total	$(189,096)

* Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at June 30, 2014:

Deutsche Bank AG
Liabilities:
Forward foreign currency contracts	$21,156
Total Liabilities	$21,156

Net OTC derivative instruments by counterparty, at fair value	$(21,156)

Total collateral pledged by the Portfolio/(Received from counterparty)	$—

Net Exposure(1)	$(21,156)

(1) Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

32

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 94.1%
		Basic Materials: 6.2%
750,000		Aleris International, Inc., 7.875%, 11/01/20	750,000	0.1
2,530,000	#	Cascades, Inc., 5.500%, 07/15/22	2,526,837	0.3
1,580,000	#	Constellium NV, 5.750%, 05/15/24	1,382,500	0.2
1,500,000		Eagle Spinco, Inc., 4.625%, 02/15/21	1,426,875	0.2
625,000	#	Eco Services Operations LLC/Eco Finance Corp., 8.500%, 11/01/22	637,500	0.1
3,045,000	#	Evraz, Inc. NA Canada, 7.500%, 11/15/19	2,953,650	0.4
2,000,000	#,L	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	1,672,500	0.2
1,000,000	#,L	FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19	913,750	0.1
1,750,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 02/01/18	1,561,875	0.2
1,500,000		Hexion US Finance Corp., 6.625%, 04/15/20	1,477,500	0.2
1,220,000	#	Huntsman International LLC, 5.125%, 11/15/22	1,204,750	0.2
2,000,000		Huntsman International, LLC, 8.625%, 03/15/21	2,155,000	0.3
2,000,000	#	INEOS Finance PLC, 7.500%, 05/01/20	2,107,500	0.3
1,000,000	#,L	INEOS Group Holdings SA, 5.875%, 02/15/19	950,000	0.1
4,000,000		Momentive Performance Materials, Inc., 3.880%, 10/24/21	3,410,000	0.4
4,000,000		Momentive Performance Materials, Inc., 8.875%, 10/15/20	–	–
3,000,000		Novelis, Inc./GA, 8.750%, 12/15/20	3,195,000	0.4
3,000,000	#,L	Perstorp Holding AB, 8.750%, 05/15/17	2,955,000	0.4
1,295,000	#	PQ Corp., 8.750%, 05/01/18	1,345,181	0.2
3,000,000	#	Prince Mineral Holding Corp., 12.500%, 12/15/19	3,075,000	0.4
500,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.000%, 12/01/18	507,500	0.1
1,000,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.250%, 01/15/21	1,027,500	0.1
1,575,000	#	Steel Dynamics, Inc., 5.125%, 10/01/21	1,604,531	0.2
1,575,000	#	Steel Dynamics, Inc., 5.500%, 10/01/24	1,618,313	0.2
2,710,000	L	Tronox Finance LLC, 6.375%, 08/15/20	2,730,325	0.3
2,610,000	#	US Coatings Acquisition, Inc. / Axalta Coating Systems Dutch Holding B BV, 7.375%, 05/01/21	2,779,650	0.4
945,000	#	WR Grace & Co-Conn, 5.125%, 10/01/21	970,988	0.1
945,000	#	WR Grace & Co-Conn, 5.625%, 10/01/24	988,706	0.1
			47,927,931	6.2

		Communications: 18.2%
2,000,000	#	Altice Financing SA, 6.500%, 01/15/22	1,960,000	0.3
2,000,000	#,L	Altice Finco SA, 8.125%, 01/15/24	1,960,000	0.3
3,360,000	#	Altice SA, 7.750%, 05/15/22	3,374,700	0.4
3,058,000	#	CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp., 5.625%, 02/15/24	3,080,935	0.4
1,000,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 03/15/21	1,011,250	0.1
1,000,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 09/30/22	1,001,250	0.1
1,000,000		CCO Holdings LLC / CCO Holdings Capital Corp., 6.500%, 04/30/21	1,053,750	0.1
500,000		CCO Holdings LLC / CCO Holdings Capital Corp., 7.250%, 10/30/17	520,875	0.1
500,000		CCO Holdings LLC / CCO Holdings Capital Corp., 8.125%, 04/30/20	527,500	0.1
1,220,000		CCOH Safari LLC, 5.500%, 12/01/22	1,241,350	0.2
1,220,000		CCOH Safari LLC, 5.750%, 12/01/24	1,236,775	0.2
3,000,000		CenturyLink, Inc., 5.625%, 04/01/20	3,123,750	0.4
3,000,000	#	Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21	2,925,000	0.4
750,000	#	Cequel Communications Holdings I, LLC / Cequel Capital Corp., 6.375%, 09/15/20	780,000	0.1
3,000,000		Cincinnati Bell, Inc., 8.375%, 10/15/20	3,165,000	0.4
1,000,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	1,022,500	0.1

See Accompanying Notes to Financial Statements

1

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
1,250,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	1,293,750	0.2
2,000,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	2,115,000	0.3
1,000,000	#	CommScope, Inc., 5.500%, 06/15/24	990,000	0.1
1,500,000		Crown Media Holdings, Inc., 10.500%, 07/15/19	1,638,750	0.2
1,350,000	#	CSC Holdings, LLC, 5.250%, 06/01/24	1,360,125	0.2
2,000,000		CSC Holdings, LLC, 7.625%, 07/15/18	2,255,000	0.3
2,950,000		DISH DBS Corp., 5.000%, 03/15/23	2,861,500	0.4
305,000	#	DISH DBS Corp., 5.875%, 11/15/24	307,287	0.0
1,000,000		DISH DBS Corp., 5.875%, 07/15/22	1,027,500	0.1
1,750,000		DISH DBS Corp., 6.750%, 06/01/21	1,885,625	0.2
400,000		DISH DBS Corp., 7.875%, 09/01/19	455,000	0.1
1,285,000		Equinix, Inc., 5.375%, 04/01/23	1,291,425	0.2
1,700,000		Equinix, Inc., 5.750%, 01/01/25	1,723,375	0.2
1,000,000		Frontier Communications Corp., 7.125%, 03/15/19	1,100,000	0.1
3,400,000	#	Gannett Co., Inc., 5.500%, 09/15/24	3,417,000	0.4
3,000,000		Gray Television, Inc., 7.500%, 10/01/20	3,105,000	0.4
1,900,000	#	Harron Communications L.P./Harron Finance Corp., 9.125%, 04/01/20	2,080,500	0.3
1,500,000		Intelsat Jackson Holdings SA, 5.500%, 08/01/23	1,496,475	0.2
1,000,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	1,058,750	0.1
1,500,000		Intelsat Luxembourg SA, 7.750%, 06/01/21	1,509,375	0.2
2,000,000		Intelsat Luxembourg SA, 8.125%, 06/01/23	2,050,000	0.3
500,000		Lamar Media Corp., 5.000%, 05/01/23	497,500	0.1
500,000		Lamar Media Corp., 5.875%, 02/01/22	521,250	0.1
2,175,000		Lamar Media Corp., 5.375%, 01/15/24	2,251,125	0.3
3,000,000		LIN Television Corp., 6.375%, 01/15/21	3,007,500	0.4
1,220,000	#	Media General Financing Sub, Inc., 5.875%, 11/15/22	1,210,850	0.2
3,725,000		Mediacom Broadband LLC / Mediacom Broadband Corp., 6.375%, 04/01/23	3,836,750	0.5
3,000,000		MetroPCS Wireless, Inc., 6.625%, 11/15/20	3,063,750	0.4
3,000,000	#	Netflix, Inc., 5.750%, 03/01/24	3,135,000	0.4
3,000,000		Nexstar Broadcasting, Inc., 6.875%, 11/15/20	3,127,500	0.4
1,250,000		Nielsen Finance LLC / Nielsen Finance Co., 4.500%, 10/01/20	1,262,500	0.2
925,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	934,250	0.1
1,100,000		Northwestern Bell Telephone, 7.750%, 05/01/30	1,301,893	0.2
2,015,000	#	Numericable Group SA, 6.250%, 05/15/24	2,032,631	0.3
3,000,000	#	Numericable Group SA, 6.000%, 05/15/22	3,020,250	0.4
500,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	545,000	0.1
1,970,000	#	SBA Communications Corp., 4.875%, 07/15/22	1,901,050	0.2
4,350,000		Sinclair Television Group, Inc., 6.125%, 10/01/22	4,447,875	0.6
2,500,000	#,L	Sirius XM Radio, Inc., 5.750%, 08/01/21	2,568,750	0.3
1,340,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	1,376,850	0.2
2,000,000		Sprint Corp., 7.125%, 06/15/24	1,870,000	0.2
500,000		Sprint Corp., 7.250%, 09/15/21	498,125	0.1
1,250,000		Sprint Corp., 7.875%, 09/15/23	1,240,250	0.2
4,500,000		Sprint Capital Corp., 6.900%, 05/01/19	4,612,500	0.6
5,000,000		Sprint Nextel Corp., 6.000%, 11/15/22	4,618,750	0.6
2,000,000		Sprint Nextel Corp., 8.750%, 03/15/32	1,945,000	0.2
2,610,000		Starz LLC / Starz Finance Corp., 5.000%, 09/15/19	2,642,625	0.3
750,000		T-Mobile USA, Inc., 6.250%, 04/01/21	770,438	0.1
2,500,000		T-Mobile USA, Inc., 6.625%, 04/01/23	2,572,500	0.3
2,950,000		T-Mobile USA, Inc., 6.731%, 04/28/22	3,049,563	0.4
250,000		T-Mobile USA, Inc., 6.836%, 04/28/23	259,062	0.0
4,500,000	#	Univision Communications, Inc., 7.875%, 11/01/20	4,815,000	0.6
3,140,000	#	West Corp., 5.375%, 07/15/22	3,014,400	0.4
2,600,000	#	Wind Acquisition Finance SA, 4.750%, 07/15/20	2,437,500	0.3
2,690,000	#	Wind Acquisition Finance SA, 7.375%, 04/23/21	2,545,547	0.3
			139,939,606	18.2

		Consumer, Cyclical: 15.0%
2,840,000		Affinia Group, Inc., 7.750%, 05/01/21	2,939,400	0.4

See Accompanying Notes to Financial Statements

2

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
750,000		Allegion US Holding Co., Inc., 5.750%, 10/01/21	796,875	0.1
3,500,000	L	AMC Entertainment, Inc., 5.875%, 02/15/22	3,570,000	0.5
2,500,000		Ameristar Casinos, Inc., 7.500%, 04/15/21	2,618,725	0.3
1,205,000	#	Asbury Automotive Group, Inc., 6.000%, 12/15/24	1,229,100	0.2
2,930,000	#	Ashton Woods USA LLC, 6.875%, 02/15/21	2,798,150	0.4
3,000,000	#	Building Materials Holding Corp., 9.000%, 09/15/18	3,165,000	0.4
4,580,000	#	Caesars Entertainment Resort Properties LLC, 8.000%, 10/01/20	4,511,300	0.6
1,235,000	#,L	Caesars Entertainment Resort Properties LLC, 11.000%, 10/01/21	1,130,025	0.1
3,500,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	3,675,000	0.5
2,320,000	#	CDR DB Sub, Inc., 7.750%, 10/15/20	1,995,200	0.3
2,635,000	#	Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	2,625,119	0.3
2,685,000	#	Century Communities, Inc., 6.875%, 05/15/22	2,698,425	0.3
2,000,000		Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	2,225,000	0.3
2,000,000		Chrysler Group, LLC/CG Co-Issuer, Inc., 8.000%, 06/15/19	2,112,500	0.3
119,666		Continental Airlines 2001-1 Class B Pass Through Trust, 7.373%, 12/15/15	126,020	0.0
1,790,000		Dana Holding Corp., 5.500%, 12/15/24	1,816,850	0.2
610,000		General Motors Co., 4.000%, 04/01/25	613,050	0.1
610,000		General Motors Co., 5.200%, 04/01/45	645,075	0.1
610,000		General Motors Co., 5.000%, 04/01/35	637,200	0.1
600,000	#	HD Supply, Inc., 5.250%, 12/15/21	612,000	0.1
3,560,000	#	Hot Topic, Inc., 9.250%, 06/15/21	3,827,000	0.5
1,500,000	#	Jaguar Land Rover PLC, 5.625%, 02/01/23	1,584,375	0.2
1,000,000	#	Jaguar Land Rover PLC, 8.125%, 05/15/21	1,100,000	0.1
2,520,000		JC Penney Corp., Inc., 8.125%, 10/01/19	2,230,200	0.3
2,000,000	#,L	K Hovnanian Enterprises, Inc., 7.000%, 01/15/19	1,916,250	0.2
1,355,000		KB Home, 4.750%, 05/15/19	1,338,062	0.2
2,700,000		LKQ Corp., 4.750%, 05/15/23	2,605,500	0.3
2,000,000	#	MCE Finance Ltd., 5.000%, 02/15/21	1,880,000	0.2
850,000		Meritage Homes Corp., 7.150%, 04/15/20	918,000	0.1
2,685,000		Meritage Homes Corp., 7.000%, 04/01/22	2,859,525	0.4
3,335,000	L	Meritor, Inc., 6.250%, 02/15/24	3,401,700	0.4
2,000,000		MGM Resorts International, 6.625%, 12/15/21	2,110,000	0.3
2,000,000		MGM Resorts International, 6.750%, 10/01/20	2,105,000	0.3
1,000,000		MGM Resorts International, 8.625%, 02/01/19	1,138,750	0.1
2,000,000		MGM Resorts International, 10.000%, 11/01/16	2,235,000	0.3
665,000	#	Michaels Stores, Inc., 5.875%, 12/15/20	674,975	0.1
625,000	#	MPG Holdco I, Inc., 7.375%, 10/15/22	646,875	0.1
1,200,000	#	NCL Corp. Ltd., 5.250%, 11/15/19	1,215,000	0.2
2,600,000	#,&	Neiman Marcus Group LLC., 8.750%, 10/15/21	2,769,000	0.4
2,955,000		Oshkosh Corp., 5.375%, 03/01/22	3,028,875	0.4
200,000		Oshkosh Corp., 8.500%, 03/01/20	210,500	0.0
1,050,000		Ryland Group, Inc., 5.375%, 10/01/22	1,023,750	0.1
1,500,000	#	Schaeffler Finance BV, 4.750%, 05/15/21	1,507,500	0.2
1,900,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	1,990,250	0.3
250,000	#,&	Schaeffler Holding Finance BV, 6.750%, 11/15/22	262,500	0.0
750,000	L	Scientific Games Corp., 8.125%, 09/15/18	641,250	0.1
1,000,000	L	Scientific Games International, Inc., 6.250%, 09/01/20	705,000	0.1
1,210,000	#	Scientific Games International, Inc., 7.000%, 01/01/22	1,231,175	0.2
1,815,000	#	Scientific Games International, Inc., 10.000%, 12/01/22	1,672,069	0.2
4,000,000		Sonic Automotive, Inc., 5.000%, 05/15/23	3,900,000	0.5
3,590,000		Springs Industries, Inc., 6.250%, 06/01/21	3,590,000	0.5
1,250,000	#	Studio City Finance Ltd., 8.500%, 12/01/20	1,318,750	0.2
2,000,000	L	United Continental Holdings, Inc., 6.000%, 07/15/28	1,915,000	0.2
3,000,000		US Airways Group, Inc., 6.125%, 06/01/18	3,135,000	0.4
4,220,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	4,589,250	0.6
505,000	#	WMG Acquisition Corp., 5.625%, 04/15/22	491,113	0.1
2,540,000	#	WMG Acquisition Corp., 6.750%, 04/15/22	2,324,100	0.3

See Accompanying Notes to Financial Statements

3

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
350,000		Wolverine World Wide, Inc., 6.125%, 10/15/20	369,250	0.0
2,000,000		Wynn Las Vegas, LLC / Wynn Las Vegas Capital Corp., 7.750%, 08/15/20	2,140,460	0.3
			115,141,018	15.0

		Consumer, Non-cyclical: 20.1%
3,490,000		Acadia Healthcare Co., Inc., 5.125%, 07/01/22	3,455,100	0.5
2,616,000	#	Albea Beauty Holdings SA, 8.375%, 11/01/19	2,759,880	0.4
3,200,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	3,168,000	0.4
1,225,000		Amsurg Corp., 5.625%, 11/30/20	1,258,687	0.2
3,195,000	#	Amsurg Corp., 5.625%, 07/15/22	3,290,850	0.4
1,890,000	#	Anna Merger Sub, Inc., 7.750%, 10/01/22	1,918,350	0.3
2,750,000		ARAMARK Corp., 5.750%, 03/15/20	2,853,125	0.4
1,000,000	#	Ashtead Capital, Inc., 6.500%, 07/15/22	1,067,500	0.1
5,000,000		Biomet, Inc., 6.500%, 10/01/20	5,287,500	0.7
2,500,000	#	Brand Energy & Infrastructure Services, Inc., 8.500%, 12/01/21	2,262,500	0.3
1,210,000	#	Bumble Bee Acquisition Corp., 9.000%, 12/15/17	1,272,315	0.2
2,570,000	#	C&S Group Enterprises LLC, 5.375%, 07/15/22	2,557,150	0.3
3,390,000	#,&	Capsugel SA, 7.000%, 05/15/19	3,430,256	0.4
1,290,000	#	Ceridian HCM Holding, Inc., 11.000%, 03/15/21	1,415,981	0.2
1,000,000		CHS/Community Health Systems, Inc., 5.125%, 08/15/18	1,037,500	0.1
750,000		CHS/Community Health Systems, Inc., 6.875%, 02/01/22	798,281	0.1
2,000,000		CHS/Community Health Systems, Inc., 7.125%, 07/15/20	2,135,000	0.3
1,000,000		Constellation Brands, Inc., 7.250%, 05/15/17	1,106,875	0.1
1,790,000	#	Cott Beverages, Inc., 6.750%, 01/01/20	1,794,475	0.2
1,660,000		DaVita HealthCare Partners, Inc., 5.125%, 07/15/24	1,696,312	0.2
2,000,000		DaVita HealthCare Partners, Inc., 6.625%, 11/01/20	2,106,250	0.3
3,180,000	#	Diamond Foods, Inc., 7.000%, 03/15/19	3,267,450	0.4
2,880,000	#	Envision Healthcare Corp., 5.125%, 07/01/22	2,865,600	0.4
3,390,000	#	Grifols Worldwide Operations Ltd., 5.250%, 04/01/22	3,475,428	0.5
2,000,000		HCA Holdings, Inc., 6.250%, 02/15/21	2,135,000	0.3
1,500,000		HCA Holdings, Inc., 7.750%, 05/15/21	1,606,875	0.2
2,000,000		HCA, Inc., 5.875%, 05/01/23	2,112,500	0.3
3,500,000		HCA, Inc., 7.500%, 02/15/22	4,007,500	0.5
2,000,000		HCA, Inc., 8.000%, 10/01/18	2,295,000	0.3
500,000		HDTFS, Inc., 6.250%, 10/15/22	507,500	0.1
1,500,000		Hertz Corp., 6.750%, 04/15/19	1,552,500	0.2
1,500,000	L	Hertz Corp., 7.375%, 01/15/21	1,582,500	0.2
1,000,000		Hologic, Inc., 6.250%, 08/01/20	1,045,000	0.1
3,500,000		Immucor, Inc., 11.125%, 08/15/19	3,797,500	0.5
635,000	#,&	Jaguar Holding Co. I, 9.375%, 10/15/17	650,557	0.1
1,000,000	#	Jaguar Holding Co., 9.500%, 12/01/19	1,076,250	0.1
2,250,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.875%, 07/15/24	2,216,250	0.3
2,540,000	#	Live Nation Entertainment, Inc., 5.375%, 06/15/22	2,552,700	0.3
2,400,000	#	Logo Merger Sub Corp., 8.375%, 10/15/20	2,418,000	0.3
3,050,000	#	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/22	2,973,750	0.4
3,120,000	#	MPH Acquisition Holdings LLC, 6.625%, 04/01/22	3,198,000	0.4
3,025,000	#	Multi-Color Corp., 6.125%, 12/01/22	3,032,563	0.4
1,170,000	#	Mustang Merger Corp., 8.500%, 08/15/21	1,117,350	0.1
2,000,000		NBTY, Inc., 9.000%, 10/01/18	2,030,000	0.3
3,365,000	#	Quad/Graphics, Inc., 7.000%, 05/01/22	3,196,750	0.4
1,000,000		Reynolds Group Issuer, Inc., 5.750%, 10/15/20	1,030,000	0.1
1,000,000		Reynolds Group Issuer, Inc., 8.250%, 02/15/21	1,030,000	0.1
2,500,000		Reynolds Group Issuer, Inc., 8.500%, 05/15/18	2,562,500	0.3
2,500,000		Reynolds Group Issuer, Inc., 9.875%, 08/15/19	2,662,500	0.4
1,000,000	L	RR Donnelley & Sons Co., 6.000%, 04/01/24	990,000	0.1
3,000,000	L	RR Donnelley & Sons Co., 7.000%, 02/15/22	3,232,500	0.4
3,000,000	#	Safway Group Holding LLC / Safway Finance Corp., 7.000%, 05/15/18	2,865,000	0.4
3,000,000	#	Salix Pharmaceuticals Ltd, 6.000%, 01/15/21	3,067,500	0.4
2,145,000		ServiceMaster Co., 7.000%, 08/15/20	2,230,800	0.3
1,500,000		Spectrum Brands, Inc., 6.375%, 11/15/20	1,571,250	0.2

See Accompanying Notes to Financial Statements

4

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
1,000,000		Spectrum Brands, Inc., 6.625%, 11/15/22	1,062,500	0.1
2,000,000	#	STHI Holding Corp., 8.000%, 03/15/18	2,092,500	0.3
2,323,000	#	Teleflex, Inc., 5.250%, 06/15/24	2,328,808	0.3
750,000		Tenet Healthcare Corp., 6.000%, 10/01/20	807,248	0.1
2,025,000		Tenet Healthcare Corp., 6.750%, 02/01/20	2,138,906	0.3
750,000		Tenet Healthcare Corp., 8.125%, 04/01/22	840,000	0.1
1,000,000		Tenet Healthcare Corp., 8.000%, 08/01/20	1,057,500	0.1
1,000,000		Truven Health Analytics, Inc., 10.625%, 06/01/20	980,000	0.1
300,000		United Rentals North America, Inc., 6.125%, 06/15/23	316,500	0.0
750,000		United Rentals North America, Inc., 7.375%, 05/15/20	813,750	0.1
2,500,000		United Rentals North America, Inc., 7.625%, 04/15/22	2,761,250	0.4
3,050,000	#	Universal Health Services, Inc., 4.750%, 08/01/22	3,053,813	0.4
2,650,000		Universal Hospital Services, Inc., 7.625%, 08/15/20	2,292,250	0.3
1,500,000	#	Valeant Pharmaceuticals International, 5.625%, 12/01/21	1,515,000	0.2
1,090,000	#	Valeant Pharmaceuticals International, 6.875%, 12/01/18	1,128,423	0.2
3,000,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	3,180,000	0.4
500,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	535,000	0.1
1,000,000	#	VPI Escrow Corp., 6.375%, 10/15/20	1,048,750	0.1
3,000,000		WellCare Health Plans, Inc., 5.750%, 11/15/20	3,112,500	0.4
1,260,000		WhiteWave Foods Co., 5.375%, 10/01/22	1,300,950	0.2
			154,992,108	20.1

		Diversified: 0.5%
1,000,000	&	Alphabet Holding Co., Inc., 7.750%, 11/01/17	850,000	0.1
1,285,000	#,&	Carlson Travel Holdings, Inc., 7.500%, 08/15/19	1,297,850	0.2
1,250,000	#	The Nielsen Co. Luxembourg SARL, 5.500%, 10/01/21	1,281,250	0.2
			3,429,100	0.5

		Energy: 11.5%
2,000,000		Alta Mesa Holdings / Alta Mesa Finance Services Corp., 9.625%, 10/15/18	1,680,000	0.2
1,575,000	#,L	American Energy - Woodford LLC/AEW Finance Corp., 9.000%, 09/15/22	1,023,750	0.1
610,000	#	Antero Resources Corp., 5.125%, 12/01/22	577,975	0.1
2,000,000		Antero Resources Finance Corp., 6.000%, 12/01/20	2,005,000	0.3
3,000,000		Approach Resources, Inc., 7.000%, 06/15/21	2,235,000	0.3
1,000,000		Arch Coal, Inc., 7.250%, 06/15/21	296,250	0.0
1,000,000		Arch Coal, Inc., 7.000%, 06/15/19	305,000	0.0
250,000	#,L	Arch Coal, Inc., 8.000%, 01/15/19	140,000	0.0
3,600,000		Berry Petroleum Co., 6.375%, 09/15/22	2,754,000	0.4
3,030,000	#	Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.125%, 11/15/22	2,931,525	0.4
3,075,000		Bonanza Creek Energy, Inc., 6.750%, 04/15/21	2,721,375	0.4
2,710,000	#	Calumet Specialty Products Partners L.P./Calumet Finance Corp., 6.500%, 04/15/21	2,432,225	0.3
2,500,000		Chaparral Energy, Inc., 7.625%, 11/15/22	1,662,500	0.2
2,500,000		Chesapeake Energy Corp., 5.750%, 03/15/23	2,587,500	0.3
1,000,000		Chesapeake Energy Corp., 7.250%, 12/15/18	1,100,000	0.1
3,000,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.000%, 12/15/20	2,887,500	0.4
3,000,000	#	CrownRock L.P. / CrownRock Finance, Inc., 7.125%, 04/15/21	2,827,500	0.4
3,000,000	L	EP Energy, LLC, 9.375%, 05/01/20	3,045,000	0.4
3,250,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 5.000%, 12/01/24	2,864,062	0.4
2,500,000	#,L	Legacy Reserves L.P. / Legacy Reserves Finance Corp., 6.625%, 12/01/21	2,062,500	0.3
2,365,000	#	Lonestar Resources America, Inc., 8.750%, 04/15/19	1,785,575	0.2
2,500,000	#	Memorial Production Partners L.P. / Memorial Production Finance Corp., 6.875%, 08/01/22	1,912,500	0.3

See Accompanying Notes to Financial Statements

5

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
1,950,000	#	Memorial Resource Development Corp., 5.875%, 07/01/22	1,769,625	0.2
3,260,000		Murphy Oil USA, Inc., 6.000%, 08/15/23	3,423,000	0.5
1,000,000	#	Murray Energy Corp., 8.625%, 06/15/21	960,000	0.1
1,050,000		Newfield Exploration Co., 6.875%, 02/01/20	1,071,000	0.1
640,000	#,L	Paragon Offshore PLC, 6.750%, 07/15/22	395,200	0.1
1,280,000	#,L	Paragon Offshore PLC, 7.250%, 08/15/24	777,600	0.1
3,350,000	#	Parsley Energy LLC / Parsley Finance Corp., 7.500%, 02/15/22	3,190,875	0.4
2,445,000	#	PetroBakken Energy Ltd., 8.625%, 02/01/20	1,723,725	0.2
640,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 5.000%, 10/01/22	608,000	0.1
500,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 5.500%, 04/15/23	485,000	0.1
3,000,000	#	RKI Exploration & Production LLC / RKI Finance Corp., 8.500%, 08/01/21	2,437,500	0.3
3,050,000	#	Rockies Express Pipeline, LLC, 5.625%, 04/15/20	3,011,875	0.4
640,000		Rose Rock Midstream L.P. / Rose Rock Finance Corp., 5.625%, 07/15/22	601,600	0.1
1,990,000		Rosetta Resources, Inc., 5.625%, 05/01/21	1,830,999	0.2
860,000	L	Rosetta Resources, Inc., 5.875%, 06/01/24	769,700	0.1
1,310,000	#	Sanchez Energy Corp., 6.125%, 01/15/23	1,103,675	0.1
3,026,000		Sanchez Energy Corp., 7.750%, 06/15/21	2,829,310	0.4
1,500,000		SandRidge Energy, Inc., 7.500%, 03/15/21	967,500	0.1
1,000,000		SandRidge Energy, Inc., 8.125%, 10/15/22	635,000	0.1
1,784,000		SemGroup Corp., 7.500%, 06/15/21	1,792,920	0.2
5,260,000	±	SemGroup Corp. Escrow, 11/15/15	–	–
3,165,000		Seventy Seven Energy, Inc., 6.500%, 07/15/22	1,867,350	0.2
3,400,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.500%, 08/15/22	3,247,000	0.4
1,480,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	1,544,750	0.2
3,455,000	#	Talos Production LLC, 9.750%, 02/15/18	3,161,325	0.4
50,000	#	Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 5.500%, 10/15/19	49,750	0.0
398,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 5.875%, 10/01/20	400,985	0.1
2,500,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 6.125%, 10/15/21	2,506,250	0.3
50,000	#	Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 6.250%, 10/15/22	50,125	0.0
1,280,000	#	Triangle USA Petroleum Corp., 6.750%, 07/15/22	851,200	0.1
2,812,000		WPX Energy, Inc., 6.000%, 01/15/22	2,720,610	0.4
			88,620,186	11.5

		Financial: 6.1%
3,565,000	#	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 4.500%, 05/15/21	3,614,019	0.5
1,000,000		Ally Financial, Inc., 3.500%, 07/18/16	1,013,750	0.1
2,500,000		Ally Financial, Inc., 5.500%, 02/15/17	2,631,250	0.3
2,500,000		Ally Financial, Inc., 7.500%, 09/15/20	2,937,500	0.4
2,000,000	Z	Ally Financial, Inc., 11/01/31	2,550,000	0.3
3,150,000		CBRE Services, Inc., 5.250%, 03/15/25	3,220,875	0.4
2,500,000		CIT Group, Inc., 4.250%, 08/15/17	2,556,250	0.3
1,000,000	#	CIT Group, Inc., 5.500%, 02/15/19	1,058,125	0.1
3,000,000		CIT Group, Inc., 5.000%, 08/15/22	3,093,750	0.4
3,000,000		Crown Castle International Corp., 5.250%, 01/15/23	3,075,000	0.4
2,000,000		Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 4.875%, 03/15/19	2,000,000	0.3
2,000,000		Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 6.000%, 08/01/20	2,070,400	0.3
2,250,000	#	International Lease Finance Corp., 7.125%, 09/01/18	2,525,625	0.3
1,000,000		International Lease Finance Corp., 8.250%, 12/15/20	1,207,500	0.2
1,500,000		International Lease Finance Corp., 8.625%, 09/15/15	1,567,500	0.2
665,000		iStar Financial, Inc., 4.000%, 11/01/17	649,206	0.1
1,330,000		iStar Financial, Inc., 5.000%, 07/01/19	1,296,750	0.2

See Accompanying Notes to Financial Statements

6

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
499,200	#,±	Lehman Brothers Holdings, Inc., 8.160%, 05/30/09	38,782	0.0
3,035,000		Navient Corp., 5.875%, 10/25/24	2,898,425	0.4
2,685,000	#	Rayonier AM Products, Inc., 5.500%, 06/01/24	2,218,481	0.3
1,210,000	#	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/21	1,181,262	0.2
1,250,000		Sabra Health Care L.P. / Sabra Capital Corp., 5.500%, 02/01/21	1,303,125	0.2
250,000	#,&	Sophia Holding Finance L.P. / Sophia Holding Finance, Inc., 9.625%, 12/01/18	252,188	0.0
600,000		Springleaf Finance Corp., 5.250%, 12/15/19	589,500	0.1
1,000,000		Springleaf Finance Corp., 6.900%, 12/15/17	1,067,500	0.1
			46,616,763	6.1

		Industrial: 9.2%
3,630,000		ADS Waste Holdings, Inc., 8.250%, 10/01/20	3,648,150	0.5
630,000	#	AECOM Technology Corp., 5.750%, 10/15/22	645,750	0.1
630,000	#	AECOM Technology Corp., 5.875%, 10/15/24	645,750	0.1
2,640,923	#,&,L	Ardagh Finance Holdings SA, 8.625%, 06/15/19	2,614,514	0.3
441,176	#	Ardagh Packaging Finance PLC, 7.000%, 11/15/20	447,794	0.1
3,520,000	#	BC Mountain LLC / BC Mountain Finance, Inc., 7.000%, 02/01/21	3,027,200	0.4
2,000,000	#	Building Materials Corp. of America, 6.750%, 05/01/21	2,120,000	0.3
1,500,000		Case New Holland, Inc., 7.875%, 12/01/17	1,657,500	0.2
1,500,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	1,586,250	0.2
4,000,000	#	Consolidated Container Co., LLC/Consolidated Container Capital, Inc., 10.125%, 07/15/20	3,740,000	0.5
2,680,000	#	CTP Transportation Products LLC / CTP Finance, Inc., 8.250%, 12/15/19	2,840,800	0.4
2,000,000	L	Darling Ingredients, Inc., 5.375%, 01/15/22	1,977,500	0.3
2,500,000	#	Dematic SA / DH Services Luxembourg Sarl, 7.750%, 12/15/20	2,631,250	0.3
3,000,000	#,L	Gardner Denver, Inc., 6.875%, 08/15/21	2,895,000	0.4
3,280,000	#	Gates Global LLC / Gates Global Co., 6.000%, 07/15/22	3,157,656	0.4
3,000,000		Headwaters, Inc., 7.625%, 04/01/19	3,142,500	0.4
1,605,000	#	KLX, Inc., 5.875%, 12/01/22	1,625,062	0.2
2,500,000	#	Masonite International Corp., 8.250%, 04/15/21	2,681,250	0.3
2,000,000		Nortek, Inc., 8.500%, 04/15/21	2,150,000	0.3
2,880,000	#	PaperWorks Industries, Inc., 9.500%, 08/15/19	2,890,800	0.4
2,900,000	#	Plastipak Holdings, Inc., 6.500%, 10/01/21	2,914,500	0.4
1,136,000		Polymer Group, Inc., 7.750%, 02/01/19	1,182,860	0.1
2,675,000	#	Sanmina Corp., 4.375%, 06/01/19	2,661,625	0.3
500,000	#	Sealed Air Corp., 6.500%, 12/01/20	550,000	0.1
2,000,000	#	Sealed Air Corp., 8.375%, 09/15/21	2,245,000	0.3
2,830,000	#	Syncreon Group BV / Syncreon Global Finance US, Inc., 8.625%, 11/01/21	2,674,350	0.3
1,340,000		TransDigm, Inc., 6.500%, 07/15/24	1,353,400	0.2
1,340,000		TransDigm, Inc., 6.000%, 07/15/22	1,343,350	0.2
3,000,000	#	Unifrax I LLC / Unifrax Holding Co., 7.500%, 02/15/19	2,970,000	0.4
3,015,000	#	Waterjet Holdings, Inc., 7.625%, 02/01/20	3,112,988	0.4
2,500,000	#	Wise Metals Group LLC, 8.750%, 12/15/18	2,637,500	0.3
675,000	#	Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp., 9.750%, 06/15/19	719,719	0.1
			70,490,018	9.2

		Materials: 0.1%
1,000,000		Louisiana-Pacific Corp., 7.500%, 06/01/20	1,057,500	0.1

		Technology: 5.2%
550,000	#	Activision Blizzard, Inc., 5.625%, 09/15/21	578,875	0.1
2,520,000	#	Activision Blizzard, Inc., 6.125%, 09/15/23	2,721,600	0.3
1,210,000	#	Audatex North America, Inc., 6.125%, 11/01/23	1,255,375	0.2
1,565,000	#	Audatex North America, Inc., 6.000%, 06/15/21	1,619,775	0.2
2,710,000	#	BCP Singapore VI Cayman Financing Co. Ltd., 8.000%, 04/15/21	2,730,325	0.4
3,000,000	#	BMC Software Finance, Inc., 8.125%, 07/15/21	2,835,000	0.4
1,850,000	#,&	Boxer Parent Co., Inc., 9.000%, 10/15/19	1,581,750	0.2
1,500,000		CDW LLC / CDW Finance Corp., 5.500%, 12/01/24	1,505,625	0.2
1,200,000		CDW LLC / CDW Finance Corp., 6.000%, 08/15/22	1,245,000	0.2

See Accompanying Notes to Financial Statements

7

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology: (continued)
3,750,000		Emdeon, Inc., 11.000%, 12/31/19	4,092,188	0.5
2,586,000	#	Entegris, Inc., 6.000%, 04/01/22	2,631,255	0.3
640,000	#	First Data Corp., 6.750%, 11/01/20	684,800	0.1
1,750,000	#	First Data Corp., 8.250%, 01/15/21	1,881,250	0.2
1,940,000		First Data Corp., 10.625%, 06/15/21	2,206,750	0.3
1,512,000		First Data Corp., 11.750%, 08/15/21	1,742,580	0.2
1,335,000		iGATE Corp., 4.750%, 04/15/19	1,341,675	0.2
1,500,000	#	IMS Health, Inc., 6.000%, 11/01/20	1,548,750	0.2
2,360,000	#,&,L	Infor Software Parent LLC / Infor Software Parent, Inc., 7.125%, 05/01/21	2,324,600	0.3
910,000	#	MSCI, Inc., 5.250%, 11/15/24	944,125	0.1
1,500,000		NCR Corp., 4.625%, 02/15/21	1,462,500	0.2
500,000		NCR Corp., 5.000%, 07/15/22	490,000	0.1
750,000		NCR Corp., 6.375%, 12/15/23	783,750	0.1
310,000	#	Sensata Technologies BV, 5.625%, 11/01/24	322,206	0.0
1,500,000	#	Sophia L.P. / Sophia Finance, Inc., 9.750%, 01/15/19	1,606,875	0.2
			40,136,629	5.2

		Utilities: 2.0%
870,000		AES Corp., 5.500%, 03/15/24	887,226	0.1
1,250,000		AES Corp., 7.375%, 07/01/21	1,418,750	0.2
244,000		AES Corp., 8.000%, 10/15/17	274,500	0.0
500,000		AES Corp., 8.000%, 06/01/20	573,750	0.1
1,275,000		Calpine Corp., 5.375%, 01/15/23	1,289,344	0.1
1,275,000		Calpine Corp., 5.750%, 01/15/25	1,292,531	0.2
666,000	#	Calpine Corp., 7.875%, 01/15/23	737,595	0.1
500,000	#	Ipalco Enterprises, Inc., 7.250%, 04/01/16	530,000	0.1
3,000,000	#	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/23	3,030,000	0.4
1,750,000		NRG Energy, Inc., 6.250%, 07/15/22	1,798,125	0.2
1,000,000		NRG Energy, Inc., 7.625%, 01/15/18	1,100,000	0.1
500,000		NRG Energy, Inc., 7.875%, 05/15/21	541,250	0.1
2,000,000		NRG Energy, Inc., 8.250%, 09/01/20	2,145,000	0.3
			15,618,071	2.0

	Total Corporate Bonds/Notes
	(Cost $739,809,823)		723,968,930	94.1

SHORT-TERM INVESTMENTS: 4.1%
		Securities Lending Collateralcc: 4.1%
7,511,415		Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $7,511,452, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $7,661,643, due 01/01/15-09/01/49)	7,511,415	1.0
50,160		Citigroup, Inc., Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $50,160, collateralized by various U.S. Government and U.S. Government Agency Obligations, 1.375%-8.000%, Market Value plus accrued interest $51,163, due 12/15/17-07/15/51)	50,160	0.0
1,581,079		Daiwa Capital Markets, Repurchase Agreement dated 12/31/14, 0.12%, due 01/02/15 (Repurchase Amount $1,581,089, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,612,701, due 06/01/17-03/01/48)	1,581,079	0.2
7,511,415		Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $7,511,448, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $7,661,643, due 01/07/15-10/20/64)	7,511,415	1.0

See Accompanying Notes to Financial Statements

8

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
7,511,415	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $7,511,452, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $7,661,644, due 11/15/15-07/15/56)	7,511,415	1.0
7,511,415	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $7,511,477, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $7,662,396, due 04/15/16-02/15/42)	7,511,415	0.9
		31,676,899	4.1

	Total Short-Term Investments
	(Cost $31,676,899)	31,676,899	4.1

	Total Investments in Securities (Cost $771,486,722)	$755,645,829	98.2
	Assets in Excess of Other Liabilities	14,042,635	1.8
	Net Assets	$769,688,464	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
&	Payment-in-kind
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.
±	Defaulted security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is $771,696,117.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$14,619,632
Gross Unrealized Depreciation	(30,669,920)

Net Unrealized Depreciation	$(16,050,288)

See Accompanying Notes to Financial Statements

9

Voya Large Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.4%
		Consumer Discretionary: 19.5%
521,987	@	Amazon.com, Inc.	161,998,665	2.4
123,474	@	Chipotle Mexican Grill, Inc.	84,519,188	1.3
2,904,614		Comcast Corp. – Class A	168,496,658	2.5
994,203	@	Dish Network Corp. - Class A	72,467,457	1.1
3,334,976	@	Hilton Worldwide Holdings, Inc.	87,009,524	1.3
2,082,681		Home Depot, Inc.	218,619,025	3.3
1,062,520		Macy's, Inc.	69,860,690	1.0
1,037,704		Nike, Inc.	99,775,240	1.5
1,164,023		Starbucks Corp.	95,508,087	1.4
742,844	@	Ulta Salon Cosmetics & Fragrance, Inc.	94,965,177	1.4
1,673,081		Walt Disney Co.	157,587,499	2.3
			1,310,807,210	19.5

		Consumer Staples: 8.7%
982,180		Costco Wholesale Corp.	139,224,015	2.1
1,358,481		CVS Caremark Corp.	130,835,305	1.9
509,305		Mead Johnson Nutrition Co.	51,205,525	0.8
699,103	@	Monster Beverage Corp.	75,747,810	1.1
2,012,665		PepsiCo, Inc.	190,317,602	2.8
			587,330,257	8.7

		Energy: 3.7%
1,226,405		Anadarko Petroleum Corp.	101,178,413	1.5
1,346,753	@	Cameron International Corp.	67,270,312	1.0
210,612		Concho Resources, Inc.	21,008,547	0.3
677,378		EOG Resources, Inc.	62,366,192	0.9
			251,823,464	3.7

		Financials: 5.4%
803,930		Ameriprise Financial, Inc.	106,319,742	1.6
330,792		Blackrock, Inc.	118,277,988	1.8
231,922		Intercontinental Exchange, Inc.	50,858,175	0.7
975,954		Prudential Financial, Inc.	88,284,799	1.3
			363,740,704	5.4

		Health Care: 16.4%
2,265,708		AbbVie, Inc.	148,267,931	2.2
444,686	@	Actavis PLC	114,466,623	1.7
488,352	@	Alexion Pharmaceuticals, Inc.	90,359,771	1.4
623,698		Allergan, Inc.	132,591,958	2.0
524,555		Amgen, Inc.	83,556,366	1.2
1,482,931		Bristol-Myers Squibb Co.	87,537,417	1.3
870,945	@	Celgene Corp.	97,423,908	1.5
1,298,430	@	Gilead Sciences, Inc.	122,390,012	1.8
712,290		McKesson Corp.	147,857,158	2.2
1,163,715		St. Jude Medical, Inc.	75,676,386	1.1
			1,100,127,530	16.4

		Industrials: 12.3%
1,525,493		Ametek, Inc.	80,286,697	1.2
1,065,380		Danaher Corp.	91,313,720	1.4
2,137,972		Delta Airlines, Inc.	105,166,843	1.6
1,315,330		Ingersoll-Rand PLC - Class A	83,378,769	1.2
730,032		Paccar, Inc.	49,649,476	0.7
581,264		Roper Industries, Inc.	90,880,626	1.3
1,591,142		Textron, Inc.	67,002,990	1.0
1,931,949		Tyco International Plc	84,735,283	1.3
1,213,118		Union Pacific Corp.	144,518,747	2.1
411,220		Wesco International, Inc.	31,339,076	0.5
			828,272,227	12.3

		Information Technology: 30.4%
3,669,206		Apple, Inc.	405,006,958	6.0
893,402	@	Check Point Software Technologies	70,194,595	1.0
2,239,886		Cognizant Technology Solutions Corp.	117,952,397	1.7
1,951,373	@	Electronic Arts, Inc.	91,743,802	1.4
1,571,873	@	Facebook, Inc.	122,637,531	1.8
2,706,972	@,L	Freescale Semiconductor Holdings Ltd.	68,296,904	1.0
285,720	@	Google, Inc. – Class A	151,620,175	2.2
187,383	@	Google, Inc. - Class C	98,638,411	1.5
1,326,647		Intuit, Inc.	122,303,587	1.8
1,532,945		Mastercard, Inc.	132,078,541	2.0
5,207,422		Microsoft Corp.	241,884,752	3.6
3,976,430		Oracle Corp.	178,820,057	2.7
647,515	@	Red Hat, Inc.	44,769,187	0.7
478,584		Visa, Inc.	125,484,725	1.9
877,984	@	VMware, Inc.	72,451,240	1.1
			2,043,882,862	30.4

		Materials: 3.0%
1,045,274	@	Crown Holdings, Inc.	53,204,447	0.8
979,042		Eastman Chemical Co.	74,270,126	1.1
964,117		Packaging Corp. of America	75,249,332	1.1
			202,723,905	3.0

		Total Common Stock
		(Cost $5,444,886,350)	6,688,708,159	99.4

See Accompanying Notes to Financial Statements

10

Voya Large Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.8%
	Securities Lending Collateralcc: 0.0%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,000,005, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 01/01/15-09/01/49)	1,000,000	0.0
811,543	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $811,547, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $827,774, due 11/15/15-07/15/56)	811,543	0.0
		1,811,543	0.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.8%
51,003,600	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $51,003,600)	51,003,600	0.8

	Total Short-Term Investments
	(Cost $52,815,143)	52,815,143	0.8

	Total Investments in Securities (Cost $5,497,701,493)	$6,741,523,302	100.2
	Liabilities in Excess of Other Assets	(12,938,333)	(0.2)
	Net Assets	$6,728,584,969	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2014.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

Cost for federal income tax purposes is $5,511,646,907.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,326,553,899
Gross Unrealized Depreciation	(96,677,504)

Net Unrealized Appreciation	$1,229,876,395

See Accompanying Notes to Financial Statements

11

Voya Large Cap Value Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.7%
	Consumer Discretionary: 8.1%
297,392	Brinker International, Inc.	17,453,937	1.0
257,438	Comcast Corp. – Class A	14,933,978	0.8
202,183	Delphi Automotive PLC	14,702,748	0.8
143,363	Home Depot, Inc.	15,048,814	0.9
456,797	Macy's, Inc.	30,034,403	1.7
233,034	Nike, Inc.	22,406,219	1.3
306,959	Walt Disney Co.	28,912,468	1.6
		143,492,567	8.1

	Consumer Staples: 9.5%
375,760	Altria Group, Inc.	18,513,695	1.0
902,174	ConAgra Foods, Inc.	32,730,873	1.8
321,967	CVS Caremark Corp.	31,008,642	1.8
390,525	Kraft Foods Group, Inc.	24,470,296	1.4
673,466	Procter & Gamble Co.	61,346,018	3.5
		168,069,524	9.5

	Energy: 10.9%
224,518	Anadarko Petroleum Corp.	18,522,735	1.0
144,419	EOG Resources, Inc.	13,296,657	0.8
890,340	ExxonMobil Corp.	82,311,933	4.6
263,338	Hess Corp.	19,439,611	1.1
372,569	Occidental Petroleum Corp.	30,032,787	1.7
455,323	Royal Dutch Shell PLC - Class A ADR	30,483,875	1.7
		194,087,598	10.9

	Financials: 28.5%
542,320	AllianceBernstein Holding LP	14,008,126	0.8
187,523	Ameriprise Financial, Inc.	24,799,917	1.4
385,666	Arthur J. Gallagher & Co.	18,157,155	1.0
1,939,104	Bank of America Corp.	34,690,571	1.9
571,074	Blackstone Group LP	19,319,433	1.1
709,672	Citigroup, Inc.	38,400,352	2.2
462,409	Discover Financial Services	30,283,165	1.7
227,981	Extra Space Storage, Inc.	13,368,806	0.7
851,821	Fifth Third Bancorp.	17,355,853	1.0
442,665	Gaming and Leisure Properties, Inc.	12,987,791	0.7
656,849	Invesco Ltd.	25,958,673	1.5
958,610	JPMorgan Chase & Co.	59,989,814	3.4
368,111	Lincoln National Corp.	21,228,961	1.2
330,128	Prudential Financial, Inc.	29,863,379	1.7
1,662,038	Regions Financial Corp.	17,551,121	1.0
615,673	Starwood Property Trust, Inc.	14,308,241	0.8
204,370	Ventas, Inc.	14,653,329	0.8
421,800	Weingarten Realty Investors	14,729,256	0.8
1,089,142	Wells Fargo & Co.	59,706,764	3.4
749,065	XL Group PLC	25,745,364	1.4
		507,106,071	28.5

	Health Care: 16.6%
657,150	Abbott Laboratories	29,584,893	1.7
342,414	AbbVie, Inc.	22,407,572	1.2
503,312	Bristol-Myers Squibb Co.	29,710,507	1.7
279,187	Cardinal Health, Inc.	22,538,767	1.3
476,154	Medtronic, Inc.	34,378,319	1.9
900,293	Merck & Co., Inc.	51,127,639	2.9
1,955,592	Pfizer, Inc.	60,916,691	3.4
437,784	UnitedHealth Group, Inc.	44,255,585	2.5
		294,919,973	16.6

	Industrials: 7.6%
142,308	Boeing Co.	18,497,194	1.0
197,948	General Dynamics Corp.	27,241,604	1.5
149,899	Hubbell, Inc.	16,013,710	0.9
94,697	TransDigm Group, Inc.	18,593,756	1.1
184,520	Union Pacific Corp.	21,981,867	1.2
287,845	United Technologies Corp.	33,102,175	1.9
		135,430,306	7.6

	Information Technology: 8.8%
187,333	Apple, Inc.	20,677,817	1.2
1,653,532	Cisco Systems, Inc.	45,992,993	2.6
447,530	Microchip Technology, Inc.	20,188,078	1.1
1,125,916	Microsoft Corp.	52,298,798	2.9
397,762	Oracle Corp.	17,887,357	1.0
		157,045,043	8.8

	Materials: 3.0%
348,853	International Paper Co.	18,691,544	1.0
500,208	Mosaic Co.	22,834,495	1.3
630,554	Steel Dynamics, Inc.	12,447,136	0.7
		53,973,175	3.0

	Telecommunication Services: 1.2%
552,320	CenturyTel, Inc.	21,860,826	1.2

	Utilities: 4.5%
254,452	Entergy Corp.	22,259,461	1.2
305,599	Pinnacle West Capital Corp.	20,875,467	1.2
757,471	Southern Co.	37,199,401	2.1
		80,334,329	4.5

	Total Common Stock
	(Cost $1,601,245,121)	1,756,319,412	98.7

See Accompanying Notes to Financial Statements

12

Voya Large Cap Value Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.3%
	Mutual Funds: 2.3%
41,090,088	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $41,090,088)	41,090,088	2.3

	Total Short-Term Investments
	(Cost $41,090,088)	41,090,088	2.3

	Total Investments in Securities (Cost $1,642,335,209)	$1,797,409,500	101.0
	Liabilities in Excess of Other Assets	(17,158,247)	(1.0)
	Net Assets	$1,780,251,253	100.0

††	Rate shown is the 7-day yield as of December 31, 2014.
ADR	American Depositary Receipt

Cost for federal income tax purposes is $1,642,763,539.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$184,114,871
Gross Unrealized Depreciation	(29,468,910)

Net Unrealized Appreciation	$154,645,961

See Accompanying Notes to Financial Statements

13

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 44.3%
		Basic Materials: 1.5%
1,002,000		BHP Billiton Finance USA Ltd., 2.050%, 09/30/18	1,006,620	0.4
664,000		Eastman Chemical Co., 2.400%, 06/01/17	674,801	0.2
532,000		Freeport-McMoRan, Inc., 2.300%, 11/14/17	533,044	0.2
930,000	L	Monsanto Co., 1.150%, 06/30/17	923,484	0.3
570,000		PPG Industries, Inc., 2.300%, 11/15/19	568,140	0.2
456,000		Rio Tinto Finance USA PLC, 1.375%, 06/17/16	458,277	0.2
			4,164,366	1.5

		Communications: 3.0%
690,000	#	Alibaba Group Holding Ltd., 1.625%, 11/28/17	686,168	0.2
386,000		Amazon.com, Inc., 0.650%, 11/27/15	385,871	0.1
1,225,000		AT&T, Inc., 0.800%, 12/01/15	1,224,977	0.4
502,000		British Telecommunications PLC, 5.950%, 01/15/18	560,217	0.2
877,000		Cisco Systems, Inc., 1.100%, 03/03/17	878,133	0.3
150,000		Cox Communications, Inc., 5.500%, 10/01/15	155,123	0.1
249,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.500%, 03/01/16	255,613	0.1
599,000		Juniper Networks, Inc., 3.100%, 03/15/16	611,133	0.2
525,000		Symantec Corp., 2.750%, 09/15/15	531,595	0.2
260,000		Telefonica Emisiones SAU, 3.992%, 02/16/16	267,527	0.1
319,000		Thomson Reuters Corp., 1.300%, 02/23/17	317,512	0.1
436,000		Thomson Reuters Corp., 1.650%, 09/29/17	433,647	0.2
656,000	#	Verizon Communications, Inc., 2.625%, 02/21/20	649,272	0.2
419,000		Vodafone Group PLC, 5.625%, 02/27/17	454,237	0.2
1,107,000		Walt Disney Co., 1.100%, 12/01/17	1,101,550	0.4
			8,512,575	3.0

		Consumer, Cyclical: 3.3%
304,000		American Honda Finance Corp., 1.200%, 07/14/17	303,074	0.1
837,000		American Honda Finance Corp., 2.250%, 08/15/19	840,242	0.3
729,000		Costco Wholesale Corp., 1.125%, 12/15/17	724,844	0.2
275,000		CVS Caremark Corp., 1.200%, 12/05/16	275,973	0.1
335,000		CVS Caremark Corp., 2.250%, 08/12/19	333,963	0.1
800,000	#	Daimler Finance North America LLC, 1.250%, 01/11/16	802,506	0.3
425,000	#	Glencore Funding LLC, 1.700%, 05/27/16	425,914	0.1
420,000	#	Hyundai Capital America, 1.625%, 10/02/15	421,849	0.1
1,075,000	#	Hyundai Capital America, 1.875%, 08/09/16	1,083,135	0.4
281,000		Johnson Controls, Inc., 1.400%, 11/02/17	278,660	0.1
542,000		Southwest Airlines Co., 2.750%, 11/06/19	545,097	0.2
766,000		Starbucks Corp., 0.875%, 12/05/16	764,430	0.3
566,000	#	Volkswagen Group of America Finance LLC, 1.600%, 11/20/17	564,366	0.2
285,000	#	Volkswagen International Finance NV, 1.125%, 11/18/16	284,904	0.1
259,000		Walgreens Boots Alliance, Inc., 2.700%, 11/18/19	260,608	0.1
320,000		Wal-Mart Stores, Inc., 0.600%, 04/11/16	320,014	0.1
715,000		Wal-Mart Stores, Inc., 1.950%, 12/15/18	724,901	0.3
540,000		Whirlpool Corp., 1.650%, 11/01/17	538,618	0.2
			9,493,098	3.3

		Consumer, Non-cyclical: 8.5%
929,000		Actavis Funding SCS, 1.300%, 06/15/17	912,966	0.3
708,000		Altria Group, Inc., 2.625%, 01/14/20	710,874	0.3
828,000		AmerisourceBergen Corp., 1.150%, 05/15/17	821,781	0.3
457,000		Baxter International, Inc., 0.950%, 06/01/16	457,075	0.2
592,000	#	Bayer US Finance LLC, 1.500%, 10/06/17	592,821	0.2
539,000		Becton Dickinson and Co., 1.800%, 12/15/17	541,416	0.2
403,000		CareFusion Corp., 1.450%, 05/15/17	400,525	0.1
525,000		Coca-Cola Co., 1.800%, 09/01/16	534,111	0.2
738,000		ConAgra Foods, Inc., 1.300%, 01/25/16	738,186	0.3
645,000		Diageo Capital PLC, 0.625%, 04/29/16	643,349	0.2
300,000		Express Scripts Holding Co., 1.250%, 06/02/17	297,174	0.1
712,000		Express Scripts, Inc., 3.125%, 05/15/16	732,294	0.3
612,000		Gilead Sciences, Inc., 2.350%, 02/01/20	616,026	0.2
631,000		Johnson & Johnson, 1.125%, 11/21/17	629,608	0.2
241,000		Lorillard Tobacco Co., 3.500%, 08/04/16	248,257	0.1
965,000		McKesson Corp., 0.950%, 12/04/15	967,636	0.3

See Accompanying Notes to Financial Statements

14

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
485,000		McKesson Corp., 1.292%, 03/10/17	482,944	0.2
609,000		Medtronic, Inc., 0.875%, 02/27/17	606,550	0.2
433,000	#	Medtronic, Inc., 2.500%, 03/15/20	434,662	0.2
680,000		Merck & Co., Inc., 0.700%, 05/18/16	680,526	0.2
305,000		PepsiCo, Inc., 0.700%, 02/26/16	305,300	0.1
245,000		PepsiCo, Inc., 1.250%, 08/13/17	244,698	0.1
511,000		Perrigo Co. PLC, 1.300%, 11/08/16	509,138	0.2
678,000		Pfizer, Inc., 1.100%, 05/15/17	677,839	0.2
798,000		Philip Morris International, Inc., 1.250%, 11/09/17	793,940	0.3
749,000		Philip Morris International, Inc., 2.500%, 05/16/16	767,233	0.3
203,000		Procter & Gamble Co., 1.450%, 08/15/16	205,490	0.1
600,000		Procter & Gamble Co/The, 1.900%, 11/01/19	601,892	0.2
635,000		Sanofi, 1.250%, 04/10/18	629,440	0.2
875,000		St Jude Medical, Inc., 2.500%, 01/15/16	888,217	0.3
1,124,000		Synchrony Financial, 1.875%, 08/15/17	1,126,951	0.4
699,000		Sysco Corp., 1.450%, 10/02/17	698,749	0.2
700,000		UnitedHealth Group, Inc., 0.850%, 10/15/15	702,246	0.2
591,000		UnitedHealth Group, Inc., 1.400%, 12/15/17	590,943	0.2
565,000		Ventas Realty L.P., 1.250%, 04/17/17	560,249	0.2
506,000		Ventas Realty L.P., 1.550%, 09/26/16	508,380	0.2
1,005,000		WellPoint, Inc., 2.250%, 08/15/19	996,007	0.3
560,000	#	WM Wrigley Jr Co., 1.400%, 10/21/16	560,857	0.2
314,000		Zoetis, Inc., 1.150%, 02/01/16	313,855	0.1
570,000		Zoetis, Inc., 1.875%, 02/01/18	565,335	0.2
			24,295,540	8.5

		Energy: 2.8%
400,000		BP Capital Markets PLC, 2.248%, 11/01/16	408,018	0.1
495,000		BP Capital Markets PLC, 2.521%, 01/15/20	495,928	0.2
493,000		Canadian Natural Resources Ltd., 1.750%, 01/15/18	490,498	0.2
279,000		Chevron Corp., 0.889%, 06/24/16	279,885	0.1
632,000		Chevron Corp., 1.345%, 11/15/17	633,002	0.2
502,000		Hess Corp., 1.300%, 06/15/17	495,077	0.2
616,000		Kinder Morgan, Inc./DE, 2.000%, 12/01/17	612,664	0.2
700,000		Marathon Oil Corp., 0.900%, 11/01/15	698,189	0.2
507,000		Murphy Oil Corp., 2.500%, 12/01/17	504,346	0.2
462,000		Petrobras Global Finance BV, 2.000%, 05/20/16	442,434	0.2
539,000		Statoil ASA, 1.250%, 11/09/17	536,129	0.2
319,000		Statoil ASA, 1.950%, 11/08/18	319,218	0.1
515,000		Total Capital International SA, 0.750%, 01/25/16	515,546	0.2
430,000		Total Capital International SA, 1.550%, 06/28/17	431,757	0.1
626,000		TransCanada PipeLines Ltd., 0.750%, 01/15/16	624,512	0.2
593,000		Transocean, Inc., 5.050%, 12/15/16	596,285	0.2
			8,083,488	2.8

		Financial: 21.0%
1,089,000		Abbey National Treasury Services PLC/London, 1.650%, 09/29/17	1,086,585	0.4
298,000	#	ABN AMRO Bank NV, 1.375%, 01/22/16	299,429	0.1
612,000		Aegon NV, 2.549%, 07/29/49	524,279	0.2
614,000		Air Lease Corp., 2.125%, 01/15/18	604,790	0.2
327,000		American Express Credit Corp., 1.550%, 09/22/17	327,880	0.1
870,000		American International Group, Inc., 5.600%, 10/18/16	935,535	0.3
358,000		ARC Properties Operating Partnership L.P./Clark Acquisition LLC, 2.000%, 02/06/17	341,560	0.1
550,000		Australia & New Zealand Banking Group Ltd., 0.900%, 02/12/16	551,791	0.2
1,250,000		Bank of America Corp., 1.250%, 01/11/16	1,252,706	0.4
1,063,000		Bank of America Corp., 2.600%, 01/15/19	1,071,877	0.4
583,000		Bank of America Corp., 2.650%, 04/01/19	587,862	0.2
840,000		Bank of America Corp., 3.750%, 07/12/16	870,563	0.3
875,000		Bank of Montreal, 0.800%, 11/06/15	876,800	0.3
656,000		Bank of Montreal, 1.300%, 07/14/17	653,681	0.2
803,000		Bank of Nova Scotia, 1.300%, 07/21/17	800,937	0.3
704,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd., 1.550%, 09/09/16	707,455	0.2
541,000	#	Banque Federative du Credit Mutuel SA, 1.700%, 01/20/17	542,480	0.2
900,000		Barclays Bank PLC, 5.000%, 09/22/16	959,685	0.3

See Accompanying Notes to Financial Statements

15

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
830,000		BB&T Corp., 1.600%, 08/15/17	830,139	0.3
490,000		BB&T Corp., 5.200%, 12/23/15	509,741	0.2
966,000		Berkshire Hathaway Finance Corp., 2.450%, 12/15/15	983,751	0.3
467,000	#	BNP Paribas Home Loan Covered Bonds SA, 2.200%, 11/02/15	472,994	0.2
250,000		BPCE SA, 1.613%, 07/25/17	250,510	0.1
546,000		BPCE SA, 1.625%, 02/10/17	547,954	0.2
630,000		Charles Schwab Corp., 0.850%, 12/04/15	631,609	0.2
1,453,000		Citigroup, Inc., 1.300%, 04/01/16	1,455,788	0.5
489,000		Citigroup, Inc., 1.700%, 07/25/16	492,656	0.2
1,075,000		Citigroup, Inc., 1.850%, 11/24/17	1,074,596	0.4
592,000		Citigroup, Inc., 2.500%, 07/29/19	592,857	0.2
505,000		Citizens Bank NA/Providence RI, 1.600%, 12/04/17	503,096	0.2
485,000		Commonwealth Bank of Australia/New York NY, 1.125%, 03/13/17	483,577	0.2
605,000		Commonwealth Bank of Australia/New York NY, 1.400%, 09/08/17	602,151	0.2
1,082,000		Compass Bank, 1.850%, 09/29/17	1,078,176	0.4
716,000		Credit Suisse/New York NY, 1.375%, 05/26/17	714,573	0.2
292,000		Deutsche Bank AG/London, 1.350%, 05/30/17	289,817	0.1
980,000		Fifth Third Bancorp., 3.625%, 01/25/16	1,004,590	0.3
757,000		Ford Motor Credit Co. LLC, 1.684%, 09/08/17	751,517	0.3
925,000		Ford Motor Credit Co., LLC, 1.700%, 05/09/16	928,776	0.3
945,000		General Electric Capital Corp., 1.000%, 12/11/15	949,444	0.3
587,000		Goldman Sachs Group, Inc./The, 2.625%, 01/31/19	590,925	0.2
820,000		Goldman Sachs Group, Inc., 1.600%, 11/23/15	824,589	0.3
1,026,000		Goldman Sachs Group, Inc., 2.375%, 01/22/18	1,036,816	0.4
735,000		Goldman Sachs Group, Inc., 2.550%, 10/23/19	732,316	0.3
350,000		HCP, Inc., 3.750%, 02/01/16	359,865	0.1
260,000		Health Care REIT, Inc., 3.625%, 03/15/16	267,724	0.1
515,000		HSBC USA, Inc., 1.500%, 11/13/17	514,378	0.2
425,000		Huntington National Bank, 1.350%, 08/02/16	425,481	0.1
535,000		Intesa Sanpaolo SpA, 2.375%, 01/13/17	539,977	0.2
300,000		John Deere Capital Corp., 0.750%, 01/22/16	300,065	0.1
432,000		John Deere Capital Corp., 1.050%, 10/11/16	432,919	0.1
1,284,000		JPMorgan Chase & Co., 1.350%, 02/15/17	1,284,709	0.4
1,225,000		JPMorgan Chase & Co., 3.150%, 07/05/16	1,259,791	0.4
496,000		KeyCorp, 2.300%, 12/13/18	498,169	0.2
1,300,000	#	Macquarie Bank Ltd., 1.600%, 10/27/17	1,292,434	0.5
930,000		Manufacturers & Traders Trust Co., 1.400%, 07/25/17	929,282	0.3
435,000		MetLife, Inc., 1.903%, 12/15/17	436,199	0.2
504,000	#	Mitsubishi UFJ Trust & Banking Corp., 1.600%, 10/16/17	500,624	0.2
481,000	#	Mizuho Bank Ltd., 1.300%, 04/16/17	476,872	0.2
215,000		Morgan Stanley, 1.750%, 02/25/16	216,265	0.1
550,000		Morgan Stanley, 2.125%, 04/25/18	550,802	0.2
744,000		Morgan Stanley, 2.375%, 07/23/19	741,732	0.3
1,169,000		Morgan Stanley, 5.450%, 01/09/17	1,256,560	0.4
622,000		National Rural Utilities Cooperative Finance Corp., 1.100%, 01/27/17	620,423	0.2
500,000	#	Nordea Bank AB, 0.875%, 05/13/16	499,830	0.2
375,000		PNC Bank NA, 1.150%, 11/01/16	375,763	0.1
828,000		PNC Bank NA, 2.400%, 10/18/19	832,414	0.3
600,000		PNC Funding Corp., 5.625%, 02/01/17	647,896	0.2
596,000		Regions Financial Corp., 2.000%, 05/15/18	590,681	0.2
218,000		Regions Financial Corp., 5.750%, 06/15/15	222,550	0.1
980,000		Royal Bank of Canada, 0.850%, 03/08/16	980,834	0.3
735,000		Royal Bank of Canada, 1.500%, 01/16/18	731,517	0.3
427,000		Santander Holdings USA, Inc./PA, 3.000%, 09/24/15	432,189	0.1
626,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 2.375%, 11/05/19	622,137	0.2
280,000		Navient Corp., 3.875%, 09/10/15	282,800	0.1
805,000		State Street Corp., 2.875%, 03/07/16	825,082	0.3
538,000		Sumitomo Mitsui Banking Corp., 1.350%, 07/11/17	533,343	0.2
357,000		SunTrust Banks, Inc., 2.500%, 05/01/19	359,705	0.1
586,000		SunTrust Banks, Inc., 3.500%, 01/20/17	611,213	0.2
584,000		Toronto-Dominion Bank, 2.250%, 11/05/19	585,828	0.2
1,050,000		Toronto-Dominion Bank/The, 1.125%, 05/02/17	1,044,536	0.4

See Accompanying Notes to Financial Statements

16

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
625,000		UBS AG/Stamford CT, 1.375%, 08/14/17	621,372	0.2
490,000		UBS AG, 5.875%, 07/15/16	524,549	0.2
261,000		US Bancorp, 2.200%, 11/15/16	266,528	0.1
755,000		US Bank NA/Cincinnati OH, 1.375%, 09/11/17	755,994	0.3
526,000		US Bank NA/Cincinnati OH, 2.125%, 10/28/19	524,652	0.2
513,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 1.750%, 09/15/17	510,609	0.2
438,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 2.700%, 09/17/19	438,353	0.2
1,348,000		Wells Fargo & Co., 2.100%, 05/08/17	1,371,715	0.5
580,000		Westpac Banking Corp., 1.500%, 12/01/17	579,781	0.2
			60,004,995	21.0

		Industrial: 0.6%
500,000		Caterpillar Financial Services Corp., 0.700%, 02/26/16	500,436	0.2
724,000		Caterpillar Financial Services Corp., 2.250%, 12/01/19	725,630	0.2
403,000		L-3 Communications Corp., 1.500%, 05/28/17	399,417	0.1
184,000		United Parcel Service, Inc., 1.125%, 10/01/17	183,231	0.1
			1,808,714	0.6

		Technology: 1.6%
504,000		Altera Corp., 1.750%, 05/15/17	505,004	0.2
875,000		Apple, Inc., 0.450%, 05/03/16	874,522	0.3
295,000		Computer Sciences Corp., 2.500%, 09/15/15	297,747	0.1
130,000		International Business Machines Corp., 1.950%, 07/22/16	132,530	0.1
870,000		Intel Corp., 1.350%, 12/15/17	868,669	0.3
540,000		KLA-Tencor Corp., 2.375%, 11/01/17	543,253	0.2
525,000		NetApp Inc., 2.000%, 12/15/17	528,356	0.2
700,000		Oracle Corp., 1.200%, 10/15/17	697,845	0.2
			4,447,926	1.6

		Utilities: 2.0%
525,000		Dominion Resources, Inc., 1.400%, 09/15/17	520,826	0.2
894,000		Entergy Corp., 4.700%, 01/15/17	941,972	0.3
1,025,000		Georgia Power Co., 0.625%, 11/15/15	1,026,506	0.4
315,000		Georgia Power Co., 3.000%, 04/15/16	323,643	0.1
753,000		Progress Energy, Inc., 5.625%, 01/15/16	789,295	0.3
588,000		PSEG Power, LLC, 2.750%, 09/15/16	603,005	0.2
468,000		Southern California Edison Co., 1.125%, 05/01/17	467,251	0.2
706,000		Southern Co., 1.300%, 08/15/17	703,599	0.2
320,000		Xcel Energy, Inc., 0.750%, 05/09/16	319,602	0.1
			5,695,699	2.0

	Total Corporate Bonds/Notes
	(Cost $126,514,947)		126,506,401	44.3

COLLATERALIZED MORTGAGE OBLIGATIONS: 10.4%
512,857	#	American General Mortgage Loan Trust 2010-1, 5.650%, 03/25/58	517,493	0.2
479,124	#	Banc of America Re-REMIC Trust 2009-UBER2, 5.670%, 02/24/51	506,818	0.2
416,788		Bank of America Merrill Lynch Commercial Mortgage, Inc., 4.621%, 07/10/43	417,099	0.2
900,000		Bank of America Merrill Lynch Commercial Mortgage, Inc., 5.317%, 06/10/49	963,133	0.3
2,830,000		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9, 5.055%, 09/11/42	2,882,702	1.0
500,000		Bear Stearns Commercial Mortgage Securities Trust, 4.750%, 06/11/41	506,467	0.2
980,000		Bear Stearns Commercial Mortgage Securities Trust, 5.074%, 02/13/42	989,573	0.4
36,044		Bear Stearns Commercial Mortgage Securities Trust, 5.957%, 06/11/50	36,155	0.0
1,614,762		Commercial Mortgage Pass-through Certificates, 5.306%, 12/10/46	1,711,798	0.6
759,000		CD 2007-CD5 Mortgage Trust AJ, 6.124%, 11/15/44	826,296	0.3
400,000	#	Commercial Mortgage Trust 2004-GG1 F, 6.025%, 06/10/36	408,454	0.1
350,243		Commercial Mortgage Trust, 0.716%, 03/10/46	349,332	0.1
530,000		Commercial Mortgage Trust, 5.226%, 07/15/44	542,067	0.2
926,000		Credit Suisse First Boston Mortgage Securities Corp., 5.279%, 08/15/38	940,720	0.3

See Accompanying Notes to Financial Statements

17

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
545,000	#	Credit Suisse Mortgage Capital Certificates, 5.342%, 12/15/43	577,736	0.2
990,000	#	Credit Suisse Mortgage Capital Certificates, 5.342%, 12/16/43	1,048,741	0.4
133,000	#	Del Coronado Trust, 0.961%, 03/15/26	132,790	0.1
940,000		GE Capital Commercial Mortgage Corp., 5.133%, 05/10/43	948,980	0.3
304,302		GE Capital Commercial Mortgage Corp., 5.313%, 11/10/45	304,749	0.1
1,560,000		GMAC Commercial Mortgage Securities, Inc. Series 2005-C1 Trust, 4.754%, 05/10/43	1,570,890	0.6
1,215,631		Greenwich Capital Commercial Funding Corp., 4.894%, 08/10/42	1,215,740	0.4
265,653		Greenwich Capital Commercial Funding Corp., 5.381%, 03/10/39	266,555	0.1
340,000		Greenwich Capital Commercial Funding Corp., 5.447%, 03/10/39	342,509	0.1
900,000		Greenwich Capital Commercial Funding Corp., 5.475%, 03/10/39	944,426	0.3
133,109		JP Morgan Chase Commercial Mortgage Securities Corp., 5.243%, 01/12/43	133,049	0.1
8,441		JP Morgan Chase Commercial Mortgage Securities Corp., 5.772%, 06/15/49	8,431	0.0
420,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-CIBC12, 4.987%, 09/12/37	425,727	0.2
290,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP5, 5.391%, 12/15/44	300,425	0.1
660,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2014-BXH, 2.411%, 04/15/27	658,200	0.2
560,000		LB-UBS Commercial Mortgage Trust 2005-C2, 5.205%, 04/15/30	564,166	0.2
2,010,000		LB-UBS Commercial Mortgage Trust, 5.127%, 09/15/40	2,047,531	0.7
699,715		LB-UBS Commercial Mortgage Trust, 5.300%, 11/15/38	709,956	0.3
209,432		ML-CFC Commercial Mortgage Trust, 5.644%, 09/12/49	209,562	0.1
349,058		Merrill Lynch Mortgage Investors Trust Series 1998-C1-CTL, 6.720%, 11/15/26	364,273	0.1
697,711		Morgan Stanley Capital I Trust 2005-TOP17, 4.840%, 12/13/41	699,828	0.2
900,000		Morgan Stanley Capital I Trust, 5.073%, 08/13/42	913,665	0.3
244,643		Morgan Stanley Capital I Trust, 5.185%, 10/12/52	244,391	0.1
111,964	#	Morgan Stanley Reremic Trust, 5.246%, 12/17/43	113,126	0.0
29,435	#	NorthStar 2012-1 Mortgage Trust, 1.355%, 08/25/29	29,437	0.0
920,000	#	NorthStar 2012-1 Mortgage Trust, 4.400%, 08/25/29	924,505	0.3
1,320,000	#	TIAA CMBS I Trust, 5.770%, 06/19/33	1,385,133	0.5
309,727		TIAA Seasoned Commercial Mortgage Trust, 5.560%, 08/15/39	312,790	0.1
580,000		Wachovia Bank Commercial Mortgage Trust, 5.396%, 03/15/42	583,298	0.2

	Total Collateralized Mortgage Obligations
	(Cost $30,093,403)		29,578,716	10.4

FOREIGN GOVERNMENT BONDS: 0.1%
		Energy: 0.1%
287,000		Petrobras International Finance Co., 2.875%, 05/01/15	285,850	0.1

	Total Foreign Government Bonds
	(Cost $285,562)		285,850	0.1

ASSET-BACKED SECURITIES: 17.8%
		Automobile Asset-Backed Securities: 6.1%
1,500,000	#	Bank of The West Auto Trust 2014-1, 1.650%, 03/16/20	1,498,159	0.5
100,000		BMW Vehicle Owner Trust, 0.670%, 11/27/17	100,013	0.0
210,000		BMW Vehicle Owner Trust, 1.120%, 04/27/20	209,385	0.1
510,000		Capital Auto Receivables Asset Trust, 1.310%, 12/20/17	512,404	0.2
260,000		Capital Auto Receivables Asset Trust, 1.620%, 10/22/18	261,213	0.1
57,000		Capital Auto Receivables Asset Trust 2013-2, 1.240%, 10/20/17	57,295	0.0
660,000		CarMax Auto Owner Trust 2013-3, 1.490%, 01/15/19	661,122	0.2
940,000		CarMax Auto Owner Trust, 1.320%, 07/15/19	934,718	0.3
450,000	#	Chrysler Capital Auto Receivables Trust, 1.760%, 12/16/19	451,766	0.2

See Accompanying Notes to Financial Statements

18

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities: (continued)
480,000		Fifth Third Auto Trust 2014-2, 1.380%, 12/15/20	478,891	0.2
190,000		Ford Credit Auto Owner Trust 2013-D, 1.110%, 02/15/19	189,534	0.1
1,330,000		Ford Credit Auto Owner Trust, 1.250%, 10/15/18	1,336,603	0.5
339,000		Harley-Davidson Motorcycle Trust 2012-1, 0.910%, 02/15/18	339,662	0.1
840,000		Harley-Davidson Motorcycle Trust, 1.550%, 10/15/21	839,253	0.3
90,000		Honda Auto Receivables Owner Trust, 0.620%, 03/21/19	89,686	0.0
100,000		Hyundai Auto Receivables Trust, 1.460%, 11/15/19	99,342	0.0
420,000		Mercedes-Benz Auto Receivables Trust 2014-1, 1.310%, 11/16/20	417,325	0.1
1,330,000		Mercedes-Benz Auto Receivables Trust, 1.130%, 11/15/19	1,333,687	0.5
309,000		Nissan Auto Lease 2013-A, 0.740%, 10/15/18	309,372	0.1
1,380,000		Nissan Auto Receivables 2013-B Owner Trust, 1.310%, 10/15/19	1,380,513	0.5
901,000		Nissan Auto Receivables Owner Trust, 0.750%, 07/15/19	899,159	0.3
750,000		Nissan Auto Receivables Owner Trust, 1.000%, 07/16/18	752,392	0.3
300,000		Santander Drive Auto Receivables Trust 2012-5, 3.300%, 09/17/18	309,115	0.1
1,000,000		Toyota Auto Receivables 2013-B Owner Trust, 1.460%, 01/15/19	1,008,869	0.4
43,013		Toyota Auto Receivables Owner Trust, 0.750%, 02/16/16	43,036	0.0
700,000		Toyota Auto Receivables Owner Trust, 1.180%, 06/17/19	699,778	0.2
710,000		Volkswagen Auto Lease Trust, 0.990%, 07/20/18	707,116	0.3
400,000		Volkswagen Auto Loan Enhanced Trust 2012-2, 0.660%, 03/20/19	397,978	0.1
194,284		Volkswagen Auto Loan Enhanced Trust 2013-1, 0.560%, 08/21/17	194,137	0.1
810,000		World Omni Auto Receivables Trust, 0.870%, 07/15/19	807,738	0.3
			17,319,261	6.1

		Credit Card Asset-Backed Securities: 3.7%
640,000		Capital One Multi-Asset Execution Trust, 5.750%, 07/15/20	712,451	0.3
1,450,000		Capital One Multi-Asset Execution Trust 2014-A5 A, 1.480%, 07/15/20	1,451,187	0.5
200,000		Chase Issuance Trust, 0.531%, 04/15/21	199,562	0.1
1,200,000		Chase Issuance Trust, 1.010%, 10/15/18	1,200,448	0.4
970,000		Chase Issuance Trust, 1.150%, 01/15/19	969,962	0.3
1,205,000		Citibank Credit Card Issuance Trust, 5.350%, 02/07/20	1,340,673	0.5
1,357,000		Citibank Credit Card Issuance Trust, 5.650%, 09/20/19	1,506,035	0.5
400,000		Discover Card Execution Note Trust, 0.591%, 07/15/21	401,261	0.1
740,000		Discover Card Execution Note Trust, 1.670%, 01/18/22	727,266	0.3
1,000,000		Discover Card Execution Note Trust, 5.650%, 03/16/20	1,110,555	0.4
975,000		Dryrock Issuance Trust, 0.640%, 08/15/18	974,684	0.3
			10,594,084	3.7

		Home Equity Asset-Backed Securities: 0.1%
378,697		Chase Funding Loan Acquisition Trust Series, 4.750%, 12/25/19	385,416	0.1

		Other Asset-Backed Securities: 7.9%
750,000	#	American Residential Properties 2014-SFR1 Trust, 2.512%, 09/17/31	747,529	0.3
510,000	#	Ares XII CLO Ltd., 2.233%, 11/25/20	515,456	0.2
250,000	#	Ares XII CLO Ltd., 3.483%, 11/25/20	246,324	0.1
500,000	#	Atrium V, 0.922%, 07/20/20	485,154	0.2
500,000	#	Babson CLO, Inc. 2005-III, 0.632%, 11/10/19	494,216	0.2
370,399	#	Black Diamond CLO Ltd., 0.597%, 06/20/17	369,654	0.1
750,000	#	Bluemountain CLO III Ltd. 2007-3A C, 0.933%, 03/17/21	727,332	0.2
1,000,000	#	Carlyle Veyron CLO Ltd., 0.911%, 07/15/18	992,382	0.3
800,000	#	Castle Garden Funding, 0.984%, 10/27/20	784,535	0.3
750,000	#	CIFC Funding 2006-I Ltd., 1.831%, 10/20/20	729,011	0.3
600,000	#	CIFC Funding 2006-II Ltd., 1.834%, 03/01/21	579,702	0.2
868,082		CNH Equipment Trust, 0.650%, 04/16/18	867,739	0.3
750,000	#	ColumbusNova CLO Ltd 2006-II, 0.982%, 04/04/18	738,412	0.3
250,000	#	ColumbusNova CLO Ltd 2006-II, 3.982%, 04/04/18	250,000	0.1
1,000,000	#	Emporia Preferred Funding III Ltd. 2007-3A B, 0.681%, 04/23/21	972,710	0.3

See Accompanying Notes to Financial Statements

19

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
156,731	#	Emporia Preferred Funding, 0.731%, 10/18/18	156,672	0.1
1,000,000	#	Fairway Loan Funding Co., 1.678%, 10/17/18	996,332	0.3
400,000	#	Gallatin CLO III 2007-1 Ltd., 1.482%, 05/15/21	386,610	0.1
500,000	#	GoldenTree Loan Opportunities III Ltd., 1.482%, 05/01/22	475,494	0.2
500,000	#	Goldentree Loan Opportunities V Ltd., 3.481%, 10/18/21	497,065	0.2
241,123	#	GSAMP Trust 2005-SEA2, 0.505%, 01/25/45	237,082	0.1
400,000	#	Gulf Stream - Compass CLO, 2.233%, 10/28/19	402,868	0.1
750,000	#	Gulf Stream - Compass CLO, 3.683%, 10/28/19	750,350	0.3
500,000	#	Gulf Stream - Sextant CLO 2007-1 Ltd., 2.643%, 06/17/21	478,481	0.2
350,000	#	Gulf Stream - Sextant CLO, 0.931%, 08/21/20	346,439	0.1
340,000	#	Gulf Stream - Sextant CLO, 1.831%, 08/21/20	334,192	0.1
700,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured, 0.682%, 08/07/21	687,742	0.2
500,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured, 2.532%, 08/07/21	497,653	0.2
750,000	#	Kingsland III Ltd., 0.883%, 08/24/21	720,721	0.2
1,750,000	#	Lightpoint CLO V 2006-5A B, 2.031%, 04/15/18	1,749,858	0.6
500,000	#	MSIM Peconic Bay Ltd., 2.231%, 07/20/19	503,026	0.2
1,000,000	#	Muir Grove CLO Ltd., 2.234%, 03/25/20	999,626	0.3
500,000	#	Muir Grove CLO Ltd., 3.234%, 03/25/20	499,263	0.2
1,000,000	#	Race Point IV CLO Ltd., 0.982%, 08/01/21	976,423	0.3
187,353		Structured Asset Securities Corp. Trust, 0.370%, 09/25/35	187,588	0.1
350,000	#	WhiteHorse III Ltd./Corp 2006-1A A3L, 0.982%, 05/01/18	349,542	0.1
750,000	#	WhiteHorse III Ltd/Corp, 2.082%, 05/01/18	744,020	0.3
			22,477,203	7.9

	Total Asset-Backed Securities
	(Cost $50,727,772)		50,775,964	17.8

U.S. TREASURY OBLIGATIONS: 24.5%
		U.S. Treasury Notes: 24.5%
43,498,000		0.625%, due 12/31/16	43,455,502	15.2
4,517,000		1.000%, due 12/15/17	4,506,941	1.6
1,694,000		1.500%, due 11/30/19	1,683,016	0.6
19,869,000		2.000%, due 01/31/16	20,224,854	7.1

	Total U.S. Treasury Obligations
	(Cost $69,848,076)		69,870,313	24.5

U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.3%
		Federal Home Loan Bank: 0.1%
150,000		1.150%, due 02/22/18	149,137	0.1

		Federal Home Loan Mortgage Corporation: 0.7%##
2,000,000		0.875%, due 10/14/16	2,008,550	0.7
1,510		1.987%, due 07/01/24	1,574	0.0
64		2.000%, due 01/01/17	65	0.0
			2,010,189	0.7

		Federal National Mortgage Association: 0.1%##
1,061		2.332%, due 12/01/17	1,064	0.0
6,039		6.000%, due 07/01/16	6,194	0.0
11,091		6.000%, due 03/01/17	11,534	0.0
15,587		6.000%, due 05/01/17	16,170	0.0
9,033		6.000%, due 09/01/17	9,095	0.0
147,528		6.500%, due 10/01/22	168,090	0.1
35,070		6.500%, due 10/01/32	39,971	0.0
17,243		7.000%, due 10/01/32	17,691	0.0
8,188		7.500%, due 08/01/27	8,290	0.0
			278,099	0.1

		Government National Mortgage Association: 0.4%
1,140,000		4.397%, due 05/16/51	1,233,749	0.4
7,337		9.000%, due 12/15/26	8,506	0.0
			1,242,255	0.4

	Total U.S. Government Agency Obligations
	(Cost $3,638,057)		3,679,680	1.3

# of Contracts		Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.0%
	OTC Interest Rate Swaptions: 0.0%
16,595,000	@ Pay a fixed rate equal to 5.070% and receive a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 05/29/15 Counterparty: Credit Suisse Group AG	180	0.0

	Total Purchased Options
	(Cost $76,337)	180	0.0

	Total Long-Term Investments
	(Cost $281,184,154)	280,697,104	98.4

See Accompanying Notes to Financial Statements

20

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.9%
	Securities Lending Collateralcc: 0.3%
928,352	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $928,357, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $946,919, due 01/01/15-09/01/49)
	(Cost $928,352)	928,352	0.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.6%
4,617,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $4,617,000)	4,617,000	1.6

	Total Short-Term Investments
	(Cost $5,545,352)	5,545,352	1.9

	Total Investments in Securities (Cost $286,729,506)	$286,242,456	100.3
	Liabilities in Excess of Other Assets	(832,735)	(0.3)
	Net Assets	$285,409,721	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2014.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

Cost for federal income tax purposes is $286,731,795.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$621,648
Gross Unrealized Depreciation	(1,110,987)

Net Unrealized Depreciation	$(489,339)

See Accompanying Notes to Financial Statements

21

Voya Multi-Manager Large Cap Core Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.9%
		Consumer Discretionary: 14.6%
31,539		ARAMARK Holdings Corp.	982,440	0.3
71,520	@	Bed Bath & Beyond, Inc.	5,447,678	1.6
12,960		Cabela's, Inc.	683,122	0.2
126,610	@	Carmax, Inc.	8,429,694	2.5
152,990		Carnival Corp.	6,935,037	2.1
37,220		CBS Corp. - Class B	2,059,755	0.6
81,648		Comcast Corp. – Class A	4,736,400	1.4
30,334		Delphi Automotive PLC	2,205,888	0.7
40,565		Discovery Communications, Inc. - Class A	1,397,464	0.4
28,485		Hilton Worldwide Holdings, Inc.	743,174	0.2
11,755		Las Vegas Sands Corp.	683,671	0.2
127,010		Lowe's Cos, Inc.	8,738,288	2.6
12,380		McDonald's Corp.	1,160,006	0.4
34,142		Michaels Cos, Inc.	844,332	0.3
4,854	@	Mohawk Industries, Inc.	754,117	0.2
1,425	@	Priceline.com, Inc.	1,624,799	0.5
1,955		Ralph Lauren Corp.	361,988	0.1
7,562		Viacom - Class B	569,041	0.2
1,837		Wynn Resorts Ltd.	273,272	0.1
			48,630,166	14.6

		Consumer Staples: 10.0%
107,600		Altria Group, Inc.	5,301,452	1.6
44,495		Avon Products, Inc.	417,808	0.1
20,590		Brown-Forman Corp.	1,808,625	0.5
86,250		Coca-Cola Co.	3,641,475	1.1
47,181		CVS Caremark Corp.	4,544,002	1.4
14,364		Diageo PLC ADR	1,638,789	0.5
41,930		Energizer Holdings, Inc.	5,390,521	1.6
5,340		Nu Skin Enterprises, Inc.	233,358	0.1
29,404		PepsiCo, Inc.	2,780,442	0.8
28,918		Procter & Gamble Co.	2,634,141	0.8
19,236		Walgreens Boots Alliance, Inc.	1,465,783	0.4
41,170		Wal-Mart Stores, Inc.	3,535,680	1.1
			33,392,076	10.0

		Energy: 6.5%
35,260		Apache Corp.	2,209,744	0.7
40,179		Canadian Natural Resources Ltd.	1,240,728	0.4
75,544		Chevron Corp.	8,474,526	2.5
69,071		ConocoPhillips	4,770,043	1.4
55,249		Halliburton Co.	2,172,943	0.7
22,070		Noble Energy, Inc.	1,046,780	0.3
18,810		Schlumberger Ltd.	1,606,562	0.5
			21,521,326	6.5

		Financials: 19.4%
11,020	@	Alleghany Corp.	5,107,770	1.5
24,215		Aon PLC	2,296,308	0.7
496,140		Bank of America Corp.	8,875,945	2.7
83,797	@	Berkshire Hathaway, Inc. – Class B	12,582,119	3.8
28,550		Blackrock, Inc.	10,208,338	3.1
102,546		Citigroup, Inc.	5,548,764	1.7
20,690		Goldman Sachs Group, Inc.	4,010,343	1.2
90,839		JPMorgan Chase & Co.	5,684,705	1.7
7,440		Rayonier, Inc.	207,874	0.0
181,770		Wells Fargo & Co.	9,964,631	3.0
			64,486,797	19.4

		Health Care: 12.3%
63,149		Abbott Laboratories	2,842,968	0.9
1,255	@	Biogen Idec, Inc.	426,010	0.1
113,200		Bristol-Myers Squibb Co.	6,682,196	2.0
20,484		Cardinal Health, Inc.	1,653,673	0.5
22,870	@	Celgene Corp.	2,558,238	0.8
16,010		Cigna Corp.	1,647,589	0.5
33,904		Covidien PLC	3,467,701	1.0
86,250		Eli Lilly & Co.	5,950,388	1.8
27,382		IMS Health Holdings, Inc.	702,074	0.2
25,019		Johnson & Johnson	2,616,237	0.8
52,525		Medtronic, Inc.	3,792,305	1.1
15,735		Perrigo Co. PLC	2,630,263	0.8
103,000		Pfizer, Inc.	3,208,450	1.0
19,764		St. Jude Medical, Inc.	1,285,253	0.4
12,615	@	Vertex Pharmaceuticals, Inc.	1,498,662	0.4
			40,962,007	12.3

		Industrials: 8.7%
9,615		Dun & Bradstreet Corp.	1,163,031	0.3
38,758		Eaton Corp. PLC	2,633,994	0.8
26,908		FedEx Corp.	4,672,843	1.4
18,742		Fortune Brands Home & Security, Inc.	848,450	0.3
54,140		General Dynamics Corp.	7,450,747	2.2
77,117		General Electric Co.	1,948,747	0.6
41,623		Honeywell International, Inc.	4,158,970	1.2
7,865		Kansas City Southern	959,766	0.3
4,855		Precision Castparts Corp.	1,169,472	0.3
42,685		Tyco International Plc	1,872,164	0.6
18,849		United Technologies Corp.	2,167,635	0.7
			29,045,819	8.7

		Information Technology: 19.3%
68,019		Apple, Inc.	7,507,937	2.3
34,576		Broadcom Corp.	1,498,178	0.4
149,780		Cisco Systems, Inc.	4,166,131	1.3
245,030		Corning, Inc.	5,618,538	1.7
47,474	@	Electronic Arts, Inc.	2,231,990	0.7
235,949		EMC Corp.	7,017,123	2.1
3,608	@	Google, Inc. – Class A	1,914,621	0.6
7,188	@	Google, Inc. - Class C	3,783,763	1.1
17,141		Hewlett-Packard Co.	687,868	0.2
18,890		International Business Machines Corp.	3,030,712	0.9
132,340		Intel Corp.	4,802,619	1.4
21,523		Intuit, Inc.	1,984,205	0.6
35,941		Mastercard, Inc.	3,096,677	0.9
149,620		Microsoft Corp.	6,949,849	2.1
17,837		Qualcomm, Inc.	1,325,824	0.4

See Accompanying Notes to Financial Statements

22

Voya Multi-Manager Large Cap Core Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: Continued
12,380	Skyworks Solutions, Inc.	900,150	0.3
8,470	Twitter, Inc.	303,819	0.1
27,760	Visa, Inc.	7,278,672	2.2
		64,098,676	19.3

	Materials: 6.0%
76,180	Albemarle Corp.	4,580,703	1.4
21,090	Chemtura Corp.	521,556	0.2
18,115	Dow Chemical Co.	826,225	0.2
21,720	LyondellBasell Industries NV - Class A	1,724,351	0.5
17,290	Monsanto Co.	2,065,636	0.6
88,770	Mosaic Co.	4,052,350	1.2
15,490	NewMarket Corp.	6,250,680	1.9
		20,021,501	6.0

	Telecommunication Services: 2.1%
147,779	Verizon Communications, Inc.	6,913,102	2.1

	Total Common Stock
	(Cost $275,420,844)	329,071,470	98.9

SHORT-TERM INVESTMENTS: 2.2%
	Mutual Funds: 2.2%
7,215,720	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $7,215,720)	7,215,720	2.2

	Total Short-Term Investments
	(Cost $7,215,720)	7,215,720	2.2

	Total Investments in Securities (Cost $282,636,564)	$336,287,190	101.1
	Liabilities in Excess of Other Assets	(3,637,941)	(1.1)
	Net Assets	$332,649,249	100.0

††	Rate shown is the 7-day yield as of December 31, 2014.
@	Non-income producing security.
ADR	American Depositary Receipt

Cost for federal income tax purposes is $283,398,713.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$58,710,070
Gross Unrealized Depreciation	(5,821,593)

Net Unrealized Appreciation	$52,888,477

See Accompanying Notes to Financial Statements

23

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.8%
		Consumer Discretionary: 12.2%
94,353	@	Amazon.com, Inc.	29,282,454	0.6
18,558	@	Autonation, Inc.	1,121,089	0.0
7,963	@	Autozone, Inc.	4,929,973	0.1
46,035	@	Bed Bath & Beyond, Inc.	3,506,486	0.1
72,351		Best Buy Co., Inc.	2,820,242	0.1
56,507		BorgWarner, Inc.	3,105,060	0.1
54,402		Cablevision Systems Corp.	1,122,857	0.0
53,530	@	Carmax, Inc.	3,564,027	0.1
111,936		Carnival Corp.	5,074,059	0.1
118,496		CBS Corp. - Class B	6,557,569	0.1
7,708		Chipotle Mexican Grill, Inc.	5,276,203	0.1
68,489		Coach, Inc.	2,572,447	0.1
640,252		Comcast Corp. – Class A	37,141,019	0.8
32,965		Darden Restaurants, Inc.	1,932,738	0.0
73,581		Delphi Automotive PLC	5,350,810	0.1
124,815	@	DirecTV Group	10,821,461	0.2
36,903		Discovery Communications, Inc. - Class A	1,271,308	0.0
67,914		Discovery Communications, Inc. - Class C	2,290,060	0.1
75,407		Dollar General Corp.	5,331,275	0.1
51,109	@	Dollar Tree, Inc.	3,597,051	0.1
82,452		D.R. Horton, Inc.	2,085,211	0.0
24,531		Expedia, Inc.	2,093,966	0.0
23,872		Family Dollar Stores, Inc.	1,890,901	0.0
956,462		Ford Motor Co.	14,825,161	0.3
11,172	@	Fossil Group, Inc.	1,237,187	0.0
26,968	L	GameStop Corp.	911,518	0.0
56,123		Gannett Co., Inc.	1,792,007	0.0
66,318		Gap, Inc.	2,792,651	0.1
29,940	L	Garmin Ltd.	1,581,730	0.0
335,404		General Motors Co.	11,708,954	0.3
37,988		Genuine Parts Co.	4,048,381	0.1
68,234		Goodyear Tire & Rubber Co.	1,949,445	0.0
68,384		H&R Block, Inc.	2,303,173	0.1
53,250		Harley-Davidson, Inc.	3,509,708	0.1
17,028		Harman International Industries, Inc.	1,817,058	0.0
28,111		Hasbro, Inc.	1,545,824	0.0
327,502		Home Depot, Inc.	34,377,885	0.8
103,937		Interpublic Group of Cos., Inc.	2,158,772	0.0
165,559		Johnson Controls, Inc.	8,003,122	0.2
50,203		Kohl's Corp.	3,064,391	0.1
61,099		L Brands, Inc.	5,288,118	0.1
34,203		Leggett & Platt, Inc.	1,457,390	0.0
44,376		Lennar Corp.	1,988,489	0.0
241,784		Lowe's Cos, Inc.	16,634,739	0.4
85,810		Macy's, Inc.	5,642,008	0.1
52,815		Marriott International, Inc.	4,121,154	0.1
84,205		Mattel, Inc.	2,605,724	0.1
241,858		McDonald's Corp.	22,662,095	0.5
67,473		McGraw-Hill Cos., Inc.	6,003,748	0.1
51,173		Michael Kors Holdings Ltd.	3,843,092	0.1
15,399	@	Mohawk Industries, Inc.	2,392,389	0.1
14,973	@	NetFlix, Inc.	5,114,927	0.1
67,373		Newell Rubbermaid, Inc.	2,566,238	0.1
123,977		News Corp - Class A	1,945,199	0.0
173,420		Nike, Inc.	16,674,333	0.4
34,987		Nordstrom, Inc.	2,777,618	0.1
61,677		Omnicom Group, Inc.	4,778,117	0.1
25,211	@	O'Reilly Automotive, Inc.	4,856,143	0.1
24,706		Petsmart, Inc.	2,008,474	0.0
13,012	@	Priceline.com, Inc.	14,836,413	0.3
82,928		Pulte Homes, Inc.	1,779,635	0.0
20,477		PVH Corp.	2,624,537	0.1
15,040		Ralph Lauren Corp.	2,784,806	0.1
52,147		Ross Stores, Inc.	4,915,376	0.1
41,504		Royal Caribbean Cruises Ltd.	3,421,175	0.1
25,216		Scripps Networks Interactive - Class A	1,898,008	0.0
159,002		Staples, Inc.	2,881,116	0.1
185,965		Starbucks Corp.	15,258,428	0.3
44,379		Starwood Hotels & Resorts Worldwide, Inc.	3,597,806	0.1
158,296		Target Corp.	12,016,249	0.3
27,968		Tiffany & Co.	2,988,660	0.1
69,708		Time Warner Cable, Inc.	10,599,798	0.2
208,378		Time Warner, Inc.	17,799,649	0.4
171,203		TJX Cos., Inc.	11,741,102	0.3
33,784		Tractor Supply Co.	2,662,855	0.1
27,705		TripAdvisor, Inc.	2,068,455	0.0
460,816		Twenty-First Century Fox, Inc. - Class A	17,697,638	0.4
41,424		Under Armour, Inc.	2,812,690	0.1
24,864	@	Urban Outfitters, Inc.	873,472	0.0
85,862		VF Corp.	6,431,064	0.1
91,807		Viacom - Class B	6,908,477	0.2
387,699		Walt Disney Co.	36,517,369	0.8
19,353		Whirlpool Corp.	3,749,450	0.1
30,633		Wyndham Worldwide Corp.	2,627,086	0.1
20,132		Wynn Resorts Ltd.	2,994,836	0.1
108,725		Yum! Brands, Inc.	7,920,616	0.2
			556,131,994	12.2

		Consumer Staples: 9.8%
491,185		Altria Group, Inc.	24,200,685	0.5
159,992		Archer-Daniels-Midland Co.	8,319,584	0.2
108,020		Avon Products, Inc.	1,014,308	0.0
38,882		Brown-Forman Corp.	3,415,395	0.1
44,521		Campbell Soup Co.	1,958,924	0.0
32,159		Clorox Co.	3,351,289	0.1
979,677		Coca-Cola Co.	41,361,963	0.9
55,269		Coca-Cola Enterprises, Inc.	2,443,995	0.1
212,908		Colgate-Palmolive Co.	14,731,105	0.3
105,577		ConAgra Foods, Inc.	3,830,334	0.1
41,701	@	Constellation Brands, Inc.	4,093,787	0.1

See Accompanying Notes to Financial Statements

24

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 ((continued))

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Consumer Staples: (continued)
108,791		Costco Wholesale Corp.	15,421,124	0.3
284,895		CVS Caremark Corp.	27,438,237	0.6
48,314		Dr Pepper Snapple Group, Inc.	3,463,148	0.1
55,661		Estee Lauder Cos., Inc.	4,241,368	0.1
150,042		General Mills, Inc.	8,001,740	0.2
36,777		Hershey Co.	3,822,234	0.1
33,392		Hormel Foods Corp.	1,739,723	0.0
25,304		JM Smucker Co.	2,555,198	0.1
62,645		Kellogg Co.	4,099,489	0.1
30,197		Keurig Green Mountain, Inc.	3,997,932	0.1
92,562		Kimberly-Clark Corp.	10,694,613	0.2
146,333		Kraft Foods Group, Inc.	9,169,226	0.2
122,045		Kroger Co.	7,836,509	0.2
89,471		Lorillard, Inc.	5,631,305	0.1
32,095		McCormick & Co., Inc.	2,384,659	0.1
50,208		Mead Johnson Nutrition Co.	5,047,912	0.1
39,601		Molson Coors Brewing Co.	2,951,067	0.1
417,489		Mondelez International, Inc.	15,165,288	0.3
35,829	@	Monster Beverage Corp.	3,882,072	0.1
371,931		PepsiCo, Inc.	35,169,795	0.8
386,124		Philip Morris International, Inc.	31,449,800	0.7
671,521		Procter & Gamble Co.	61,168,848	1.3
76,579		Reynolds American, Inc.	4,921,732	0.1
57,259		Safeway, Inc.	2,010,936	0.0
146,099		Sysco Corp.	5,798,669	0.1
72,821		Tyson Foods, Inc.	2,919,394	0.1
216,174		Walgreens Boots Alliance, Inc.	16,472,459	0.4
392,498		Wal-Mart Stores, Inc.	33,707,728	0.7
89,403		Whole Foods Market, Inc.	4,507,699	0.1
			444,391,273	9.8

		Energy: 8.4%
125,862		Anadarko Petroleum Corp.	10,383,615	0.2
93,562		Apache Corp.	5,863,531	0.1
107,529		Baker Hughes, Inc.	6,029,151	0.1
102,643		Cabot Oil & Gas Corp.	3,039,259	0.1
49,069	@	Cameron International Corp.	2,450,997	0.1
128,927		Chesapeake Energy Corp.	2,523,101	0.1
469,802		Chevron Corp.	52,702,388	1.2
21,683		Cimarex Energy Co.	2,298,398	0.1
305,902		ConocoPhillips	21,125,592	0.5
57,204		Consol Energy, Inc.	1,934,067	0.0
87,618		Denbury Resources, Inc.	712,334	0.0
95,568		Devon Energy Corp.	5,849,717	0.1
16,701		Diamond Offshore Drilling	613,094	0.0
58,230		Ensco PLC	1,743,989	0.0
136,190		EOG Resources, Inc.	12,539,013	0.3
37,652		EQT Corp.	2,850,256	0.1
1,052,350		ExxonMobil Corp.	97,289,758	2.1
58,115	@	FMC Technologies, Inc.	2,722,107	0.1
210,608		Halliburton Co.	8,283,213	0.2
26,904		Helmerich & Payne, Inc.	1,813,868	0.0
63,154		Hess Corp.	4,662,028	0.1
422,261		Kinder Morgan, Inc.	17,865,863	0.4
167,723		Marathon Oil Corp.	4,744,884	0.1
69,633		Marathon Petroleum Corp.	6,285,075	0.1
41,464		Murphy Oil Corp.	2,094,761	0.0
71,931		Nabors Industries Ltd.	933,664	0.0
107,005		National Oilwell Varco, Inc.	7,012,038	0.2
34,104	@	Newfield Exploration Co.	924,900	0.0
62,619		Noble Corp. PLC	1,037,597	0.0
89,558		Noble Energy, Inc.	4,247,736	0.1
192,707		Occidental Petroleum Corp.	15,534,111	0.3
51,741		Oneok, Inc.	2,576,184	0.1
137,557		Phillips 66	9,862,837	0.2
37,004		Pioneer Natural Resources Co.	5,508,045	0.1
41,189		QEP Resources, Inc.	832,842	0.0
41,925		Range Resources Corp.	2,240,891	0.1
319,790		Schlumberger Ltd.	27,313,264	0.6
87,755	@	Southwestern Energy Co.	2,394,834	0.1
166,755		Spectra Energy Corp.	6,053,207	0.1
31,374		Tesoro Corp.	2,332,657	0.1
84,622	L	Transocean Ltd.	1,551,121	0.0
129,538		Valero Energy Corp.	6,412,131	0.1
167,182		Williams Cos., Inc.	7,513,159	0.2
			382,701,277	8.4

		Financials: 16.5%
82,443		ACE Ltd.	9,471,052	0.2
13,811	@	Affiliated Managers Group, Inc.	2,931,247	0.1
111,979		Aflac, Inc.	6,840,797	0.2
347,901		American International Group, Inc.	19,485,935	0.4
104,236		Allstate Corp.	7,322,579	0.2
221,136		American Express Co.	20,574,493	0.5
98,528		American Tower Corp.	9,739,493	0.2
45,860		Ameriprise Financial, Inc.	6,064,985	0.1
70,862		Aon PLC	6,719,843	0.2
36,335		Apartment Investment & Management Co.	1,349,845	0.0
17,460		Assurant, Inc.	1,194,788	0.0
32,807		AvalonBay Communities, Inc.	5,360,336	0.1
2,613,510		Bank of America Corp.	46,755,694	1.0
279,758		Bank of New York Mellon Corp.	11,349,782	0.3
179,006		BB&T Corp.	6,961,543	0.2
453,182	@	Berkshire Hathaway, Inc. – Class B	68,045,277	1.5
31,657		Blackrock, Inc.	11,319,277	0.3
38,048		Boston Properties, Inc.	4,896,397	0.1
138,168		Capital One Financial Corp.	11,405,768	0.3
69,488	@	CBRE Group, Inc.	2,379,964	0.1
285,565		Charles Schwab Corp.	8,621,207	0.2
58,604		Chubb Corp.	6,063,756	0.1
36,567		Cincinnati Financial Corp.	1,895,268	0.0

See Accompanying Notes to Financial Statements

25

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
752,878		Citigroup, Inc.	40,738,229	0.9
78,688		CME Group, Inc.	6,975,691	0.2
44,656		Comerica, Inc.	2,091,687	0.0
82,970		Crown Castle International Corp.	6,529,739	0.1
112,698		Discover Financial Services	7,380,592	0.2
71,775	@	E*Trade Financial Corp.	1,740,903	0.0
90,054		Equity Residential	6,469,479	0.1
15,891		Essex Property Trust, Inc.	3,283,081	0.1
204,780		Fifth Third Bancorp.	4,172,393	0.1
97,442		Franklin Resources, Inc.	5,395,364	0.1
155,948		General Growth Properties, Inc.	4,386,817	0.1
123,429	@	Genworth Financial, Inc.	1,049,147	0.0
100,664		Goldman Sachs Group, Inc.	19,511,703	0.4
107,231		Hartford Financial Services Group, Inc.	4,470,460	0.1
114,135		HCP, Inc.	5,025,364	0.1
81,433		Health Care Real Estate Investment Trust, Inc.	6,162,035	0.1
188,207		Host Hotels & Resorts, Inc.	4,473,680	0.1
119,581		Hudson City Bancorp., Inc.	1,210,160	0.0
202,406		Huntington Bancshares, Inc.	2,129,311	0.1
28,010		Intercontinental Exchange, Inc.	6,142,313	0.1
107,068		Invesco Ltd.	4,231,327	0.1
46,338		Iron Mountain, Inc.	1,791,427	0.0
929,001		JPMorgan Chase & Co.	58,136,883	1.3
215,296		Keycorp	2,992,614	0.1
102,246		Kimco Realty Corp.	2,570,464	0.1
24,956		Legg Mason, Inc.	1,331,902	0.0
78,743		Leucadia National Corp.	1,765,418	0.0
64,563		Lincoln National Corp.	3,723,348	0.1
74,385		Loews Corp.	3,125,658	0.1
32,832		M&T Bank Corp.	4,124,356	0.1
34,971		Macerich Co.	2,916,931	0.1
134,423		Marsh & McLennan Cos., Inc.	7,694,373	0.2
282,325		Metlife, Inc.	15,270,959	0.3
45,620		Moody's Corp.	4,370,852	0.1
379,429		Morgan Stanley	14,721,845	0.3
29,168		Nasdaq Stock Market, Inc.	1,398,897	0.0
101,947		Navient Corp.	2,203,075	0.1
55,016		Northern Trust Corp.	3,708,078	0.1
76,536		People's United Financial, Inc.	1,161,817	0.0
43,713		Plum Creek Timber Co., Inc.	1,870,479	0.0
130,772		PNC Financial Services Group, Inc.	11,930,330	0.3
67,873		Principal Financial Group, Inc.	3,525,324	0.1
132,931		Progressive Corp.	3,587,808	0.1
124,256		ProLogis, Inc.	5,346,736	0.1
113,821		Prudential Financial, Inc.	10,296,248	0.2
36,058		Public Storage, Inc.	6,665,321	0.1
342,077		Regions Financial Corp.	3,612,333	0.1
77,235		Simon Property Group, Inc.	14,065,266	0.3
103,755		State Street Corp.	8,144,768	0.2
129,591		SunTrust Bank	5,429,863	0.1
64,463		T. Rowe Price Group, Inc.	5,534,793	0.1
31,970		Torchmark Corp.	1,731,815	0.0
82,358		Travelers Cos., Inc.	8,717,594	0.2
62,625		UnumProvident Corp.	2,184,360	0.1
444,692		US Bancorp.	19,988,905	0.4
73,143		Ventas, Inc.	5,244,353	0.1
43,390		Vornado Realty Trust	5,107,437	0.1
1,173,181		Wells Fargo & Co.	64,313,782	1.4
130,313		Weyerhaeuser Co.	4,676,934	0.1
64,131		XL Group PLC	2,204,182	0.1
50,432		Zions Bancorp.	1,437,816	0.0
			748,944,145	16.5

		Health Care: 14.2%
374,214		Abbott Laboratories	16,847,114	0.4
395,953		AbbVie, Inc.	25,911,164	0.6
65,872	@	Actavis PLC	16,956,112	0.4
87,404		Aetna, Inc.	7,764,097	0.2
82,884		Agilent Technologies, Inc.	3,393,271	0.1
49,278	@	Alexion Pharmaceuticals, Inc.	9,117,908	0.2
74,033		Allergan, Inc.	15,738,675	0.3
51,632		AmerisourceBergen Corp.	4,655,141	0.1
189,039		Amgen, Inc.	30,112,022	0.7
67,085		Anthem, Inc.	8,430,572	0.2
134,691		Baxter International, Inc.	9,871,503	0.2
47,710		Becton Dickinson & Co.	6,639,324	0.1
58,689	@	Biogen Idec, Inc.	19,921,981	0.4
329,655	@	Boston Scientific Corp.	4,367,929	0.1
412,233		Bristol-Myers Squibb Co.	24,334,114	0.5
82,250		Cardinal Health, Inc.	6,640,043	0.1
50,677		CareFusion Corp.	3,007,173	0.1
198,491		Celgene Corp.	22,203,203	0.5
75,527	@	Cerner Corp.	4,883,576	0.1
65,007		Cigna Corp.	6,689,870	0.1
112,525		Covidien PLC	11,509,057	0.3
18,614		CR Bard, Inc.	3,101,465	0.1
42,725	@	DaVita, Inc.	3,235,992	0.1
35,173		Dentsply International, Inc.	1,873,666	0.0
26,585	@	Edwards Lifesciences Corp.	3,386,397	0.1
243,501		Eli Lilly & Co.	16,799,134	0.4
182,389	@	Express Scripts Holding Co.	15,442,877	0.3
374,928	@	Gilead Sciences, Inc.	35,340,713	0.8
42,050		Hospira, Inc.	2,575,563	0.1
38,107		Humana, Inc.	5,473,308	0.1
9,010	@	Intuitive Surgical, Inc.	4,765,749	0.1
695,625		Johnson & Johnson	72,741,506	1.6
21,000	@	Laboratory Corp. of America Holdings	2,265,900	0.0
28,898		Mallinckrodt PLC - W/I	2,861,769	0.1

See Accompanying Notes to Financial Statements

26

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: (continued)
57,627		McKesson Corp.	11,962,213	0.3
244,619		Medtronic, Inc.	17,661,492	0.4
708,489		Merck & Co., Inc.	40,235,090	0.9
93,014	@	Mylan Laboratories	5,243,199	0.1
21,270		Patterson Cos., Inc.	1,023,087	0.0
28,074		PerkinElmer, Inc.	1,227,676	0.0
34,983		Perrigo Co. PLC	5,847,758	0.1
1,565,816		Pfizer, Inc.	48,775,168	1.1
35,920		Quest Diagnostics	2,408,795	0.0
18,444		Regeneron Pharmaceuticals, Inc.	7,566,651	0.2
71,055		St. Jude Medical, Inc.	4,620,707	0.1
74,275		Stryker Corp.	7,006,361	0.2
24,425	@	Tenet Healthcare Corp.	1,237,615	0.0
99,413		Thermo Fisher Scientific, Inc.	12,455,455	0.3
238,524		UnitedHealth Group, Inc.	24,112,391	0.5
22,629		Universal Health Services, Inc.	2,517,703	0.1
24,847	@	Varian Medical Systems, Inc.	2,149,514	0.0
59,774	@	Vertex Pharmaceuticals, Inc.	7,101,151	0.2
20,696	@	Waters Corp.	2,332,853	0.0
42,088		Zimmer Holdings, Inc.	4,773,621	0.1
124,588		Zoetis, Inc.	5,361,022	0.1
			644,477,410	14.2

		Industrials: 10.4%
159,254		3M Co.	26,168,617	0.6
43,373		ADT Corp.	1,571,404	0.0
23,791		Allegion Public Ltd.	1,319,449	0.0
61,119		Ametek, Inc.	3,216,693	0.1
164,773		Boeing Co.	21,417,195	0.5
150,452		Caterpillar, Inc.	13,770,872	0.3
36,355		CH Robinson Worldwide, Inc.	2,722,626	0.1
24,130		Cintas Corp.	1,892,757	0.0
247,373		CSX Corp.	8,962,324	0.2
42,224		Cummins, Inc.	6,087,434	0.1
151,929		Danaher Corp.	13,021,835	0.3
89,074		Deere & Co.	7,880,377	0.2
207,994		Delta Airlines, Inc.	10,231,225	0.2
41,096		Dover Corp.	2,947,405	0.1
8,925		Dun & Bradstreet Corp.	1,079,568	0.0
117,946		Eaton Corp. PLC	8,015,610	0.2
172,380		Emerson Electric Co.	10,641,017	0.2
29,968		Equifax, Inc.	2,423,512	0.1
47,972		Expeditors International Washington, Inc.	2,140,031	0.0
67,777		Fastenal Co.	3,223,474	0.1
65,464		FedEx Corp.	11,368,478	0.2
33,875		Flowserve Corp.	2,026,741	0.0
38,824		Fluor Corp.	2,353,899	0.0
78,239		General Dynamics Corp.	10,767,251	0.2
2,495,649		General Electric Co.	63,065,050	1.4
194,542		Honeywell International, Inc.	19,438,637	0.4
89,382		Illinois Tool Works, Inc.	8,464,475	0.2
65,975		Ingersoll-Rand PLC - Class A	4,182,155	0.1
32,445	@	Jacobs Engineering Group, Inc.	1,449,967	0.0
24,399		Joy Global, Inc.	1,135,042	0.0
27,427		Kansas City Southern	3,346,917	0.1
21,157		L-3 Communications Holdings, Inc.	2,670,225	0.1
66,736		Lockheed Martin Corp.	12,851,352	0.3
88,537		Masco Corp.	2,231,132	0.0
80,498		Nielsen Holdings NV	3,600,676	0.1
76,902		Norfolk Southern Corp.	8,429,228	0.2
50,201		Northrop Grumman Corp.	7,399,125	0.2
88,001		Paccar, Inc.	5,984,948	0.1
26,476		Pall Corp.	2,679,636	0.1
36,941		Parker Hannifin Corp.	4,763,542	0.1
46,422		Pentair PLC	3,083,349	0.1
49,950		Pitney Bowes, Inc.	1,217,282	0.0
35,422		Precision Castparts Corp.	8,532,451	0.2
54,099	@	Quanta Services, Inc.	1,535,871	0.0
76,635		Raytheon Co.	8,289,608	0.2
62,734		Republic Services, Inc.	2,525,044	0.1
33,780		Robert Half International, Inc.	1,972,076	0.0
33,742		Rockwell Automation, Inc.	3,752,110	0.1
33,040		Rockwell Collins, Inc.	2,791,219	0.1
24,891		Roper Industries, Inc.	3,891,708	0.1
13,182		Ryder System, Inc.	1,223,949	0.0
14,441		Snap-On, Inc.	1,974,662	0.0
168,679		Southwest Airlines Co.	7,138,495	0.2
38,931		Stanley Black & Decker, Inc.	3,740,491	0.1
21,105	@	Stericycle, Inc.	2,766,443	0.1
68,603		Textron, Inc.	2,888,872	0.1
103,996		Tyco International Plc	4,561,265	0.1
220,956		Union Pacific Corp.	26,322,488	0.6
173,222		United Parcel Service, Inc. - Class B	19,257,090	0.4
24,804		United Rentals, Inc.	2,530,256	0.1
210,703		United Technologies Corp.	24,230,845	0.5
105,835		Waste Management, Inc.	5,431,452	0.1
15,081		WW Grainger, Inc.	3,843,996	0.1
45,199		Xylem, Inc.	1,720,726	0.0
			472,163,649	10.4

		Information Technology: 19.6%
155,946		Accenture PLC	13,927,537	0.3
117,748	@	Adobe Systems, Inc.	8,560,280	0.2
44,235		Akamai Technologies, Inc.	2,785,036	0.1
15,886		Alliance Data Systems Corp.	4,544,190	0.1
75,752		Altera Corp.	2,798,279	0.1
76,908		Amphenol Corp.	4,138,419	0.1
77,340		Analog Devices, Inc.	4,293,917	0.1
1,457,509		Apple, Inc.	160,879,843	3.5
302,791		Applied Materials, Inc.	7,545,552	0.2
56,543	@	Autodesk, Inc.	3,395,973	0.1
119,800		Automatic Data Processing, Inc.	9,987,726	0.2
62,850		Avago Technologies Ltd.	6,322,082	0.1
133,881		Broadcom Corp.	5,801,064	0.1
79,608		CA, Inc.	2,424,064	0.1
1,270,810		Cisco Systems, Inc.	35,347,580	0.8
40,004	@	Citrix Systems, Inc.	2,552,255	0.1
151,327		Cognizant Technology Solutions Corp.	7,968,880	0.2

See Accompanying Notes to Financial Statements

27

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: (continued)
34,915		Computer Sciences Corp.	2,201,391	0.0
318,561		Corning, Inc.	7,304,604	0.2
280,962	@	eBay, Inc.	15,767,587	0.3
77,273	@	Electronic Arts, Inc.	3,632,990	0.1
505,709		EMC Corp.	15,039,786	0.3
18,337	@	F5 Networks, Inc.	2,392,337	0.1
519,620	@	Facebook, Inc.	40,540,752	0.9
70,517		Fidelity National Information Services, Inc.	4,386,157	0.1
18,679		First Solar, Inc.	832,990	0.0
60,630	@	Fiserv, Inc.	4,302,911	0.1
35,014		Flir Systems, Inc.	1,131,302	0.0
70,839	@	Google, Inc. – Class A	37,591,424	0.8
70,773	@	Google, Inc. - Class C	37,254,907	0.8
25,993		Harris Corp.	1,866,817	0.0
463,800		Hewlett-Packard Co.	18,612,294	0.4
228,731		International Business Machines Corp.	36,697,602	0.8
1,201,577		Intel Corp.	43,605,229	1.0
70,958		Intuit, Inc.	6,541,618	0.1
95,676		Juniper Networks, Inc.	2,135,488	0.0
40,876		KLA-Tencor Corp.	2,874,400	0.1
39,505		Lam Research Corp.	3,134,327	0.1
59,280		Linear Technology Corp.	2,703,168	0.1
243,528		Mastercard, Inc.	20,982,372	0.5
49,944		Microchip Technology, Inc.	2,252,974	0.0
266,772	@	Micron Technology, Inc.	9,339,688	0.2
2,048,484		Microsoft Corp.	95,152,082	2.1
52,645		Motorola Solutions, Inc.	3,531,427	0.1
77,461		NetApp, Inc.	3,210,758	0.1
128,324		Nvidia Corp.	2,572,896	0.1
803,914		Oracle Corp.	36,152,013	0.8
81,152		Paychex, Inc.	3,746,788	0.1
413,184		Qualcomm, Inc.	30,711,967	0.7
46,677	@	Red Hat, Inc.	3,227,248	0.1
145,837	@	Salesforce.com, Inc.	8,649,592	0.2
54,835		Sandisk Corp.	5,372,733	0.1
81,325		Seagate Technology	5,408,112	0.1
171,513		Symantec Corp.	4,400,166	0.1
101,066		TE Connectivity Ltd.	6,392,424	0.1
38,023		Teradata Corp.	1,660,845	0.0
262,508		Texas Instruments, Inc.	14,034,990	0.3
41,117		Total System Services, Inc.	1,396,333	0.0
27,084	@	VeriSign, Inc.	1,543,788	0.0
121,381		Visa, Inc.	31,826,098	0.7
54,251		Western Digital Corp.	6,005,586	0.1
129,882		Western Union Co.	2,326,187	0.0
266,674		Xerox Corp.	3,696,102	0.1
65,722		Xilinx, Inc.	2,845,105	0.1
218,952	@	Yahoo!, Inc.	11,059,266	0.2
			891,320,298	19.6

		Materials: 3.2%
47,800		Air Products & Chemicals, Inc.	6,894,194	0.2
16,709		Airgas, Inc.	1,924,543	0.0
292,957		Alcoa, Inc.	4,625,791	0.1
27,015		Allegheny Technologies, Inc.	939,312	0.0
22,641		Avery Dennison Corp.	1,174,615	0.0
34,028		Ball Corp.	2,319,689	0.1
12,360		CF Industries Holdings, Inc.	3,368,594	0.1
275,319		Dow Chemical Co.	12,557,300	0.3
36,912		Eastman Chemical Co.	2,800,144	0.1
67,126		Ecolab, Inc.	7,016,010	0.2
225,143		EI Du Pont de Nemours & Co.	16,647,073	0.4
33,120		FMC Corp.	1,888,834	0.0
258,238		Freeport-McMoRan, Inc.	6,032,440	0.1
20,123		International Flavors & Fragrances, Inc.	2,039,667	0.0
105,275		International Paper Co.	5,640,635	0.1
103,273		LyondellBasell Industries NV - Class A	8,198,843	0.2
15,381		Martin Marietta Materials, Inc.	1,696,832	0.0
41,432		MeadWestvaco Corp.	1,839,166	0.0
120,301		Monsanto Co.	14,372,360	0.3
78,437		Mosaic Co.	3,580,649	0.1
123,959		Newmont Mining Corp.	2,342,825	0.1
79,277		Nucor Corp.	3,888,537	0.1
40,983	@	Owens-Illinois, Inc.	1,106,131	0.0
34,106		PPG Industries, Inc.	7,883,602	0.2
72,411		Praxair, Inc.	9,381,569	0.2
52,477		Sealed Air Corp.	2,226,599	0.1
20,279		Sherwin-Williams Co.	5,334,188	0.1
29,598		Sigma-Aldrich Corp.	4,062,917	0.1
32,731		Vulcan Materials Co.	2,151,409	0.0
			143,934,468	3.2

		Telecommunication Services: 2.3%
1,289,054		AT&T, Inc.	43,299,324	1.0
141,830		CenturyTel, Inc.	5,613,631	0.1
249,034		Frontier Communications Corp.	1,661,057	0.0
69,299	@	Level 3 Communications, Inc.	3,421,985	0.1
1,031,274		Verizon Communications, Inc.	48,242,998	1.1
149,797		Windstream Holdings, Inc.	1,234,327	0.0
			103,473,322	2.3

		Utilities: 3.2%
163,028		AES Corp.	2,244,896	0.1
29,716		AGL Resources, Inc.	1,619,819	0.0
60,299		Ameren Corp.	2,781,593	0.1
121,585		American Electric Power Co., Inc.	7,382,641	0.2
106,812		CenterPoint Energy, Inc.	2,502,605	0.1
68,357		CMS Energy Corp.	2,375,406	0.1
72,788		Consolidated Edison, Inc.	4,804,736	0.1
145,112		Dominion Resources, Inc.	11,159,113	0.2
43,986		DTE Energy Co.	3,799,071	0.1
175,774		Duke Energy Corp.	14,684,160	0.3
80,970		Edison International	5,301,916	0.1
44,853		Entergy Corp.	3,923,740	0.1
213,592		Exelon Corp.	7,919,991	0.2
104,574		FirstEnergy Corp.	4,077,340	0.1
19,873		Integrys Energy Group, Inc.	1,547,113	0.0
108,473		NextEra Energy, Inc.	11,529,595	0.3
78,457		NiSource, Inc.	3,328,146	0.1

See Accompanying Notes to Financial Statements

28

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: (continued)
78,730	Northeast Utilities	4,213,630	0.1
84,026	NRG Energy, Inc.	2,264,501	0.1
118,068	Pacific Gas & Electric Co.	6,285,940	0.1
62,603	Pepco Holdings, Inc.	1,685,899	0.0
27,449	Pinnacle West Capital Corp.	1,875,041	0.0
165,282	PPL Corp.	6,004,695	0.1
125,761	Public Service Enterprise Group, Inc.	5,207,763	0.1
35,426	SCANA Corp.	2,139,730	0.0
57,443	Sempra Energy	6,396,853	0.1
223,619	Southern Co.	10,981,929	0.2
58,325	TECO Energy, Inc.	1,195,079	0.0
56,045	Wisconsin Energy Corp.	2,955,813	0.1
125,672	Xcel Energy, Inc.	4,514,138	0.1
		146,702,892	3.2

	Total Common Stock
	(Cost $2,855,715,739)	4,534,240,728	99.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.8%
	Securities Lending Collateralcc: 0.1%
1,000,000	Bank of Nova Scotia, Repurchase Agreement dated 12/31/14, 0.10%, due 01/02/15 (Repurchase Amount $1,000,005, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.125%, Market Value plus accrued interest $1,020,006, due 02/09/15-05/15/40)	1,000,000	0.1
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,000,005, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 01/01/15-09/01/49)	1,000,000	0.0
172,455	Daiwa Capital Markets, Repurchase Agreement dated 12/31/14, 0.12%, due 01/02/15 (Repurchase Amount $172,456, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $175,904, due 06/01/17-03/01/48)	172,455	0.0
1,000,000	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $1,000,004, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $1,020,000, due 01/07/15-10/20/64)	1,000,000	0.0
1,000,000	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,000,005, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $1,020,000, due 11/15/15-07/15/56)	1,000,000	0.0
		4,172,455	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.7%
30,330,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $30,330,000)	30,330,000	0.7

	Total Short-Term Investments (Cost $34,502,455)	34,502,455	0.8

	Total Investments in Securities (Cost $2,890,218,194)	$4,568,743,183	100.6
	Liabilities in Excess of Other Assets	(25,501,277)	(0.6)
	Net Assets	$4,543,241,906	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

See Accompanying Notes to Financial Statements

29

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

††	Rate shown is the 7-day yield as of December 31, 2014.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

Cost for federal income tax purposes is $2,945,846,361.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,710,611,467
Gross Unrealized Depreciation	(87,714,645)

Net Unrealized Appreciation	$1,622,896,822

See Accompanying Notes to Financial Statements

30

VY® Clarion Real Estate Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares		Value	Percentage of Net Assets
COMMON STOCK: 100.2%
	Consumer Discretionary: 0.8%
232,000	@ Hilton Worldwide Holdings, Inc.	6,052,880	0.8

	Financials: 99.4%
150,000	Alexandria Real Estate Equities, Inc.	13,311,000	1.8
1,450,194	@ American Realty Capital Properties, Inc.	13,124,256	1.8
133,500	American Residential Properties, Inc.	2,345,595	0.3
178,652	AvalonBay Communities, Inc.	29,189,950	3.9
312,400	BioMed Realty Trust, Inc.	6,729,096	0.9
171,756	Boston Properties, Inc.	22,103,280	3.0
431,600	Brandywine Realty Trust	6,896,968	0.9
309,400	Brixmor Property Group, Inc.	7,685,496	1.0
143,200	Camden Property Trust	10,573,888	1.4
215,400	CBL & Associates Properties, Inc.	4,183,068	0.6
244,100	Corrections Corp. of America	8,870,594	1.2
401,600	Cousins Properties, Inc.	4,586,272	0.6
552,900	CubeSmart	12,202,503	1.6
341,150	DCT Industrial Trust, Inc.	12,165,409	1.6
814,300	DDR Corp.	14,950,548	2.0
65,557	Digital Realty Trust, Inc.	4,346,429	0.6
376,900	Douglas Emmett, Inc.	10,703,960	1.4
781,900	Duke Realty Corp.	15,794,380	2.1
119,600	EPR Properties	6,892,548	0.9
553,671	Equity Residential	39,775,725	5.3
105,192	Essex Property Trust, Inc.	21,732,667	2.9
943,853	General Growth Properties, Inc.	26,550,585	3.5
247,652	HCP, Inc.	10,904,118	1.5
461,500	Health Care Real Estate Investment Trust, Inc.	34,921,705	4.7
363,345	Healthcare Realty Trust, Inc.	9,926,585	1.3
203,850	Healthcare Trust of America, Inc.	5,491,719	0.7
197,847	Highwoods Properties, Inc.	8,760,665	1.2
1,492,868	Host Hotels & Resorts, Inc.	35,485,472	4.7
216,200	Kilroy Realty Corp.	14,932,934	2.0
548,978	Kimco Realty Corp.	13,801,307	1.8
578,500	Lexington Realty Trust	6,351,930	0.9
131,045	Liberty Property Trust	4,931,223	0.7
202,223	Macerich Co.	16,867,420	2.3
367,700	@ Paramount Group, Inc.	6,835,543	0.9
149,400	Pebblebrook Hotel Trust	6,817,122	0.9
155,200	Post Properties, Inc.	9,121,104	1.2
807,384	ProLogis, Inc.	34,741,734	4.6
123,564	Public Storage, Inc.	22,840,805	3.1
322,411	Ramco-Gershenson Properties	6,041,982	0.8
228,400	Regency Centers Corp.	14,567,352	2.0
326,011	Simon Property Group, Inc.	59,369,863	7.9
170,754	SL Green Realty Corp.	20,323,141	2.7
972,600	Spirit Realty Capital, Inc.	11,564,214	1.5
646,200	@ Strategic Hotel Capital, Inc.	8,549,226	1.1
128,151	Sun Communities, Inc.	7,748,010	1.0
514,300	Sunstone Hotel Investors, Inc.	8,491,093	1.1
81,298	Tanger Factory Outlet Centers, Inc.	3,004,774	0.4
111,414	Taubman Centers, Inc.	8,514,258	1.1
621,103	UDR, Inc.	19,142,394	2.6
152,695	Ventas, Inc.	10,948,232	1.5
249,213	Vornado Realty Trust	29,334,862	3.9
		745,045,004	99.4

	Total Common Stock
	(Cost $595,544,186)	751,097,884	100.2

SHORT-TERM INVESTMENTS: 0.6%
	Mutual Funds: 0.6%
4,755,843	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $4,755,843)	4,755,843	0.6

	Total Short-Term Investments
	(Cost $4,755,843)	4,755,843	0.6

	Total Investments in Securities (Cost $600,300,029)	$755,853,727	100.8
	Liabilities in Excess of Other Assets	(6,147,591)	(0.8)
	Net Assets	$749,706,136	100.0

††	Rate shown is the 7-day yield as of December 31, 2014.
@	Non-income producing security.

Cost for federal income tax purposes is $608,432,660.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$160,166,096
Gross Unrealized Depreciation	(12,745,029)

Net Unrealized Appreciation	$147,421,067

REIT Diversification	Percentage of Net Assets
Retail REITs	22.4%
Residential REITs	20.4
Specialized REITs	14.6
Office REITs	14.1
Diversified REITs	12.0
Hotels, Resorts & Cruise Lines	7.7
Industrial REITs	5.8
Real Estate Services	2.3
Diversified Real Estate Activities	0.9
Liabilities in Excess of Other Assets*	(0.2)
Net Assets	100.0%

*	Includes short-term investments.

See Accompanying Notes to Financial Statements

31

VY® Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 52.6%
		Consumer Discretionary: 3.1%
24,512	L	Dex Media, Inc.	219,873	0.0
500,000		Ford Motor Co.	7,750,000	0.8
231,208		General Motors Co.	8,071,471	0.9
20,000		Las Vegas Sands Corp.	1,163,200	0.1
158,700		Target Corp.	12,046,917	1.3
			29,251,461	3.1

		Consumer Staples: 0.8%
85,000		PepsiCo, Inc.	8,037,600	0.8

		Energy: 8.3%
400,000		BP PLC ADR	15,248,000	1.6
300,000		Canadian Oil Sands Ltd.	2,690,652	0.3
90,000		Chevron Corp.	10,096,200	1.1
30,000		Devon Energy Corp.	1,836,300	0.2
105,300		ENI S.p.A.	1,844,492	0.2
76,235		ExxonMobil Corp.	7,047,926	0.7
35,000		Halliburton Co.	1,376,550	0.1
61,900		HollyFrontier Corp.	2,320,012	0.2
20,000		Occidental Petroleum Corp.	1,612,200	0.2
293,400		Royal Dutch Shell PLC - Class A ADR	19,643,130	2.0
30,000		Schlumberger Ltd.	2,562,300	0.3
161,200		Spectra Energy Corp.	5,851,560	0.6
50,000	L	Total S.A. ADR	2,560,000	0.3
113,000		Williams Cos., Inc.	5,078,220	0.5
			79,767,542	8.3

		Financials: 3.2%
99,200		Bank of America Corp.	1,774,688	0.2
43,000		Commonwealth Bank of Australia	2,987,587	0.3
250,000		HSBC Holdings PLC	2,362,444	0.3
105,800		JPMorgan Chase & Co.	6,620,964	0.7
82,908		Metlife, Inc.	4,484,494	0.5
45,200		Royal Bank of Canada	3,121,749	0.3
160,000		Wells Fargo & Co.	8,771,200	0.9
			30,123,126	3.2

		Health Care: 4.1%
56,300		Eli Lilly & Co.	3,884,137	0.4
54,800		Johnson & Johnson	5,730,436	0.6
160,200		Merck & Co., Inc.	9,097,758	1.0
378,100		Pfizer, Inc.	11,777,815	1.2
13,200		Roche Holding AG - Genusschein	3,576,437	0.4
115,000		Sanofi-Aventis SA ADR	5,245,150	0.5
			39,311,733	4.1

		Industrials: 4.5%
16,400		Boeing Co.	2,131,672	0.2
1,222		Ceva Holdings LLC	946,934	0.1
24,300		Deere & Co.	2,149,821	0.3
571,600		General Electric Co.	14,444,332	1.5
40,000		Lockheed Martin Corp.	7,702,800	0.8
30,500		Raytheon Co.	3,299,185	0.4
100,000		Republic Services, Inc.	4,025,000	0.4
10,000		United Technologies Corp.	1,150,000	0.1
131,000		Waste Management, Inc.	6,722,920	0.7
			42,572,664	4.5

		Information Technology: 4.4%
85,400		Apple, Inc.	9,426,452	1.0
243,200		Cisco Systems, Inc.	6,764,608	0.7
660,400		First Data Holdings, Inc.	2,807,558	0.3
250,000		Intel Corp.	9,072,500	1.0
123,100		Microsoft Corp.	5,717,995	0.6
109,000		Texas Instruments, Inc.	5,827,685	0.6
49,700		Xilinx, Inc.	2,151,513	0.2
			41,768,311	4.4

		Materials: 7.7%
70,000		Agrium, Inc.	6,630,400	0.7
168,900		Barrick Gold Corp.	1,815,675	0.2
40,000		BASF AG	3,355,245	0.4
377,600		BHP Billiton PLC	8,092,492	0.8
322,900		Dow Chemical Co.	14,727,469	1.5
129,100		EI Du Pont de Nemours & Co.	9,545,654	1.0
251,000		Freeport-McMoRan, Inc.	5,863,360	0.6
130,800		GoldCorp, Inc.	2,422,416	0.2
70,000		LyondellBasell Industries NV - Class A	5,557,300	0.6
60,000		Mosaic Co.	2,739,000	0.3
286,000	L	Rio Tinto PLC ADR	13,173,160	1.4
			73,922,171	7.7

		Telecommunication Services: 2.9%
355,400		AT&T, Inc.	11,937,886	1.3
30,000		CenturyTel, Inc.	1,187,400	0.1
800,000		Telstra Corp., Ltd.	3,883,862	0.4
104,000		Verizon Communications, Inc.	4,865,120	0.5
46,025		Verizon Communications, Inc. - VZC	2,143,319	0.2
954,545		Vodafone Group PLC	3,272,786	0.4
			27,290,373	2.9

		Utilities: 13.6%
53,000		AGL Resources, Inc.	2,889,030	0.3
75,000		American Electric Power Co., Inc.	4,554,000	0.5
86,700		Dominion Resources, Inc.	6,667,230	0.7
194,965		Duke Energy Corp.	16,287,376	1.7
170,000		Dynegy, Inc.	5,159,500	0.5
70,000		Entergy Corp.	6,123,600	0.6
335,000		Exelon Corp.	12,421,800	1.3
80,000		FirstEnergy Corp.	3,119,200	0.3
1,126,500	#	HK Electric Investments and HK Electric Investments Ltd.	743,995	0.1
130,830		NextEra Energy, Inc.	13,905,921	1.5
220,000		Pacific Gas & Electric Co.	11,712,800	1.2
100,000		Pinnacle West Capital Corp.	6,831,000	0.7
185,200		PPL Corp.	6,728,316	0.7
160,000		Public Service Enterprise Group, Inc.	6,625,600	0.7
45,600		Sempra Energy	5,078,016	0.5
220,000		Southern Co.	10,804,200	1.1
162,000		TECO Energy, Inc.	3,319,380	0.4

See Accompanying Notes to Financial Statements

32

VY® Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Utilities: (continued)
200,000		Xcel Energy, Inc.	7,184,000	0.8
			130,154,964	13.6

	Total Common Stock
	(Cost $423,240,204)		502,199,945	52.6

PREFERRED STOCK: 4.5%
		Consumer Discretionary: 0.2%
20,000	@	Fiat Chrysler Automobiles NV	2,150,000	0.2

		Energy: 0.5%
3,500	#,@	Chesapeake Energy Corp.	3,591,875	0.4
25,000		SandRidge Energy, Inc. 7.0% Conv PS	1,075,000	0.1
			4,666,875	0.5

		Financials: 2.7%
9,300	@	Bank of America Corp.	10,815,621	1.1
50	@,P	Federal National Mortgage Association	562,500	0.0
92,000	@,P	Federal National Mortgage Association - Series Q	275,080	0.1
194,460	@,L,P	Federal National Mortgage Association - Series R	659,220	0.1
96,100	@,L,P	Federal National Mortgage Association - Series S	371,907	0.0
60,000		Felcor Lodging Trust, Inc.	1,547,814	0.2
191,500	@,P	Federal Home Loan Mortgage Corp.	756,425	0.1
40,000	P	Morgan Stanley	1,012,400	0.1
8,000	@	Wells Fargo & Co.	9,699,960	1.0
			25,700,927	2.7

		Industrials: 0.1%
41	@	Ceva Holdings Series A-1	41,000	0.0
1,748	@	Ceva Holdings Series A-2	1,354,568	0.1
			1,395,568	0.1

		Materials: 0.5%
100,000		Alcoa, Inc.	5,045,000	0.5

		Utilities: 0.5%
46,300		Dominion Resources, Inc./VA	2,408,063	0.3
17,000		Dominion Resources, Inc./VA - Series A	1,020,170	0.1
17,000		Dominion Resources, Inc./VA - Series B	1,022,040	0.1
			4,450,273	0.5

	Total Preferred Stock
	(Cost $54,174,098)		43,408,643	4.5

EQUITY-LINKED SECURITIES: 2.5%
		Consumer Staples: 0.3%
63,000	#	Citigroup, Inc. into Whole Foods Market, Inc., 7.000%	2,768,850	0.3

		Energy: 0.8%
30,000	#	Barclays Bank PLC into Anadarko Petroleum Corp., 6.000%	2,552,937	0.3
30,000	Z	Credit Suisse Group AG into Baker Hughes, Inc., 6.000%	1,629,393	0.2
40,000		JPMorgan Chase & Co. into Anadarko Petroleum Corp., 7.000%	3,313,472	0.3
			7,495,802	0.8

		Financials: 0.5%
287,000		Goldman Sachs & Co. into Bank of America Corp., 6.000%	5,167,894	0.5

		Information Technology: 0.9%
123,000		Merrill Lynch into Freescale Semiconductor Holdings Ltd., 7.000%	2,813,010	0.3
145,000		Merrill Lynch into Intel Corp., 6.500%	5,287,570	0.6
			8,100,580	0.9

	Total Equity-Linked Securities
	(Cost $23,288,970)		23,533,126	2.5

WARRANTS: 0.0%
		Utilities: 0.0%
21,595	@	Dynegy, Inc.	87,028	0.0

	Total Warrants
	(Cost $498,071)		87,028	0.0

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 36.5%
			Basic Materials: 1.2%
	1,000,000	L	AngloGold Ashanti Holdings PLC, 8.500%, 07/30/20	1,053,750	0.1
	862,000	#	First Quantum Minerals Ltd., 6.750%, 02/15/20	784,420	0.1
	862,000	#	First Quantum Minerals Ltd., 7.000%, 02/15/21	780,110	0.1
	666,667	#,L	FMG Resources August 2006 Pty Ltd., 6.875%, 02/01/18	606,667	0.1
	2,000,000	#,L	FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19	1,827,500	0.2
	1,000,000		HudBay Minerals, Inc., 9.500%, 10/01/20	975,000	0.1
	600,000	#,L	INEOS Group Holdings SA, 5.875%, 02/15/19	570,000	0.1
EUR	2,500,000	#	Kerling PLC, 10.625%, 02/01/17	3,064,157	0.3
	2,500,000	L	Molycorp, Inc., 10.000%, 06/01/20	1,400,000	0.1
				11,061,604	1.2

			Communications: 8.3%
	700,000	#	Altice SA, 7.750%, 05/15/22	703,062	0.1

See Accompanying Notes to Financial Statements

33

VY® Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
			Communications: (continued)
	3,000,000		Cablevision Systems Corp., 7.750%, 04/15/18	3,311,250	0.3
	1,000,000		Cablevision Systems Corp., 8.625%, 09/15/17	1,115,000	0.1
	100,000	#	CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp., 5.250%, 02/15/22	101,000	0.0
	100,000	#	CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp., 5.625%, 02/15/24	100,750	0.0
	1,300,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 01/15/24	1,316,250	0.1
	2,500,000		CCO Holdings LLC / CCO Holdings Capital Corp., 6.500%, 04/30/21	2,634,375	0.3
	500,000	L	CenturyLink, Inc., 6.750%, 12/01/23	549,375	0.1
	7,617,472		Clear Channel Communications, Inc., 6.919%, 01/30/19	7,196,134	0.8
	1,485,057		Clear Channel Communications, Inc., 7.669%, 07/30/19	1,427,511	0.2
	1,853,000		Clear Channel Communications, Inc., 9.000%, 12/15/19	1,832,154	0.2
	5,300,000		Clear Channel Communications, Inc., 9.000%, 03/01/21	5,213,875	0.5
	2,000,000		CSC Holdings, LLC, 6.750%, 11/15/21	2,217,500	0.2
	900,000		Frontier Communications Corp., 8.500%, 04/15/20	1,008,000	0.1
	1,500,000		Frontier Communications Corp., 9.250%, 07/01/21	1,738,125	0.2
	3,700,000	#,L	iHeartCommunications, Inc., 9.000%, 09/15/22	3,635,250	0.4
	2,000,000		Intelsat Jackson Holdings SA, 5.500%, 08/01/23	1,995,300	0.2
	2,000,000	#	Numericable Group SA, 6.000%, 05/15/22	2,013,500	0.2
	2,400,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	2,466,000	0.3
	4,700,000		Sprint Corp., 7.875%, 09/15/23	4,663,340	0.5
	1,000,000		Sprint Nextel Corp., 7.000%, 08/15/20	1,005,000	0.1
	3,500,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	3,989,650	0.4
	1,000,000		Sprint Nextel Corp., 9.125%, 03/01/17	1,102,450	0.1
	3,500,000		Sprint Nextel Corp., 11.500%, 11/15/21	4,226,250	0.4
	190,608	±	SuperMedia Inc. Exit Term Loan, 7.600%, 12/30/16	153,321	0.0
	2,500,000	#	Telecom Italia SpA, 5.303%, 05/30/24	2,540,625	0.3
	2,500,000		T-Mobile USA, Inc., 6.633%, 04/28/21	2,575,000	0.3
	2,500,000		T-Mobile USA, Inc., 6.731%, 04/28/22	2,584,375	0.3
	2,000,000	#	Univision Communications, Inc., 5.125%, 05/15/23	2,030,000	0.2
	3,400,000		Verizon Communications, Inc., 5.150%, 09/15/23	3,757,048	0.4
	3,700,000		Verizon Communications, Inc., 6.550%, 09/15/43	4,747,192	0.5
	2,000,000	#	Virgin Media Secured Finance PLC, 5.500%, 01/15/25	2,070,000	0.2
	1,900,000		Visant Corp., 10.000%, 10/01/17	1,672,000	0.2
	1,500,000	#	Wind Acquisition Finance SA, 7.375%, 04/23/21	1,419,450	0.1
				79,110,112	8.3

			Consumer, Cyclical: 2.8%
	1,800,000	#	Academy Ltd. / Academy Finance Corp., 9.250%, 08/01/19	1,899,000	0.2
	1,500,000	#,L	Algeco Scotsman Global Finance Plc, 8.500%, 10/15/18	1,455,000	0.1
	4,300,000		Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	4,783,750	0.5
	2,000,000		Dollar General Corp., 3.250%, 04/15/23	1,823,728	0.2
	3,200,000		Goodyear Tire & Rubber Co., 6.500%, 03/01/21	3,408,000	0.4
	600,000		Goodyear Tire & Rubber Co., 8.250%, 08/15/20	639,000	0.1
	1,250,000	#	HD Supply, Inc., 5.250%, 12/15/21	1,275,000	0.1
	2,500,000		KB Home, 7.500%, 09/15/22	2,662,500	0.3
	400,000		MGM Resorts International, 6.750%, 10/01/20	421,000	0.0
	1,500,000		MGM Resorts International, 10.000%, 11/01/16	1,676,250	0.2
	760,128		Navistar International Corp., 5.750%, 08/17/17	758,228	0.1
	1,400,000	L	Navistar International Corp., 8.250%, 11/01/21	1,386,000	0.1
	2,500,000	#	New Red Finance, Inc., 6.000%, 04/01/22	2,575,000	0.3
EUR	1,500,000	#	Volkswagen International Finance NV, 5.500%, 11/09/15	2,022,906	0.2
				26,785,362	2.8

			Consumer, Non-cyclical: 4.3%
	700,000	#	Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc., 7.750%, 10/15/22	721,000	0.1
	2,000,000	L	Alliance One International, Inc., 9.875%, 07/15/21	1,795,000	0.2
	1,000,000		CHS/Community Health Systems, Inc., 6.875%, 02/01/22	1,064,375	0.1

See Accompanying Notes to Financial Statements

34

VY® Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
500,000		CHS/Community Health Systems, Inc., 5.125%, 08/01/21	521,250	0.0
3,600,000		DaVita HealthCare Partners, Inc., 5.125%, 07/15/24	3,678,750	0.4
2,000,000		HCA, Inc., 5.875%, 05/01/23	2,112,500	0.2
3,400,000		HCA, Inc., 6.500%, 02/15/20	3,818,200	0.4
3,200,000		HCA, Inc., 7.500%, 02/15/22	3,664,000	0.4
1,000,000	#,&	Jaguar Holding Co. I, 9.375%, 10/15/17	1,024,500	0.1
2,000,000	#	JBS USA LLC / JBS USA Finance, Inc., 7.250%, 06/01/21	2,070,000	0.2
800,000	#	JBS USA LLC / JBS USA Finance, Inc., 8.250%, 02/01/20	846,000	0.1
1,500,000	#	Laureate Education, Inc., 9.750%, 09/01/19	1,552,500	0.2
900,000		Reynolds Group Issuer, Inc., 5.750%, 10/15/20	927,000	0.1
1,400,000		Reynolds Group Issuer, Inc., 7.875%, 08/15/19	1,478,750	0.2
500,000		Reynolds Group Issuer, Inc., 8.250%, 02/15/21	515,000	0.0
2,300,000		Reynolds Group Issuer, Inc., 9.875%, 08/15/19	2,449,500	0.3
2,800,000		Tenet Healthcare Corp., 8.125%, 04/01/22	3,136,000	0.3
2,455,000		Tenet Healthcare Corp., 8.000%, 08/01/20	2,596,162	0.3
1,100,000		United Rentals North America, Inc., 8.375%, 09/15/20	1,185,250	0.1
1,000,000	L	US Foods, Inc., 8.500%, 06/30/19	1,061,000	0.1
2,300,000	#	Valeant Pharmaceuticals International, Inc., 7.500%, 07/15/21	2,492,625	0.3
2,300,000		WhiteWave Foods Co., 5.375%, 10/01/22	2,374,750	0.2
			41,084,112	4.3

		Diversified: 0.2%
600,000	#	Stena AB, 7.000%, 02/01/24	550,500	0.1
1,500,000	#,L	Stena International SA, 5.750%, 03/01/24	1,417,500	0.1
			1,968,000	0.2

		Energy: 6.9%
1,200,000	#	Alpha Natural Resources, Inc., 7.500%, 08/01/20	759,000	0.1
1,100,000		Antero Resources Finance Corp., 5.375%, 11/01/21	1,068,375	0.1
1,500,000		Arch Coal, Inc., 7.250%, 06/15/21	444,375	0.0
1,000,000		Bill Barrett Corp., 7.000%, 10/15/22	810,000	0.1
1,300,000		BreitBurn Energy Partners L.P. / BreitBurn Finance Corp., 7.875%, 04/15/22	1,010,750	0.1
3,400,000	#,L	California Resources Corp., 6.000%, 11/15/24	2,890,000	0.3
4,500,000		Chesapeake Energy Corp., 5.750%, 03/15/23	4,657,500	0.5
800,000		Chesapeake Energy Corp., 6.875%, 11/15/20	864,000	0.1
4,000,000		Chesapeake Energy Corp., 7.250%, 12/15/18	4,400,000	0.5
8,000,000		Cobalt International Energy, Inc., 3.125%, 05/15/24	5,405,000	0.6
3,500,000	#	Consol Energy, Inc., 5.875%, 04/15/22	3,272,500	0.3
1,400,000		Consol Energy, Inc., 8.250%, 04/01/20	1,457,750	0.1
1,500,000		Denbury Resources, Inc., 5.500%, 05/01/22	1,380,000	0.1
1,500,000		El Paso Corp., 7.750%, 01/15/32	1,852,500	0.2
1,500,000	L	Energy XXI Gulf Coast, Inc., 9.250%, 12/15/17	997,500	0.1
2,500,000	L	EP Energy, LLC, 9.375%, 05/01/20	2,537,500	0.3
2,500,000		Fieldwood Energy - Term Loan 2L, 8.375%, 09/30/20	1,841,250	0.2
2,000,000		Halcon Resources Corp., 9.750%, 07/15/20	1,510,000	0.2
500,000	#,L	Hercules Offshore, Inc., 10.250%, 04/01/19	267,500	0.0
800,000	#	Kinder Morgan, Inc./DE, 5.000%, 02/15/21	833,362	0.1
1,600,000	#	Kinder Morgan, Inc./DE, 5.625%, 11/15/23	1,715,616	0.2
2,000,000		Linn Energy, LLC/Linn Energy Finance Corp., 8.625%, 04/15/20	1,750,000	0.2
900,000		Midstates Petroleum Co., Inc. / Midstates Petroleum Co. LLC, 9.250%, 06/01/21	459,000	0.0
1,000,000		Midstates Petroleum Co., Inc. / Midstates Petroleum Co. LLC, 10.750%, 10/01/20	540,000	0.1
2,000,000	#,L	NGPL PipeCo, LLC, 7.119%, 12/15/17	1,975,000	0.2
1,500,000	#,L	Niska Gas Storage Canada ULC / Niska Gas Storage Canada Finance Corp., 6.500%, 04/01/19	1,136,250	0.1
4,962,312		Ocean Rig - Term Loan B1, 6.000%, 03/31/21	3,957,443	0.4
1,500,000	#	Ocean Rig UDW, Inc., 7.250%, 04/01/19	1,065,000	0.1
2,000,000	L	Peabody Energy Corp., 6.250%, 11/15/21	1,717,500	0.2
5,000,000		Quicksilver Resources - Term Loan 2L, 7.000%, 06/12/19	3,800,000	0.4
400,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 5.875%, 03/01/22	401,000	0.0
750,000	#,L	Rice Energy, Inc., 6.250%, 05/01/22	701,250	0.1

See Accompanying Notes to Financial Statements

35

VY® Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
2,300,000		Sabine Pass Liquefaction LLC, 5.750%, 05/15/24	2,268,375	0.2
1,900,000		Samson Investment Co., 9.750%, 02/15/20	796,813	0.1
2,800,000	L	Sanchez Energy Corp., 7.750%, 06/15/21	2,618,000	0.3
1,000,000	L	Transocean, Inc., 6.500%, 11/15/20	944,089	0.1
2,000,000		W&T Offshore, Inc., 8.500%, 06/15/19	1,320,000	0.1
1,000,000	#,L	Walter Energy, Inc., 9.500%, 10/15/19	765,000	0.1
			66,189,198	6.9

		Financial: 3.7%
1,500,000		Bank of America Corp., 8.125%, 12/29/49	1,625,625	0.2
6,000,000		Citigroup, Inc., 6.300%, 12/29/49	5,925,000	0.6
2,000,000		International Lease Finance Corp., 8.875%, 09/01/17	2,260,000	0.2
2,000,000		JPMorgan Chase & Co., 5.000%, 12/29/49	1,966,874	0.2
2,000,000		JPMorgan Chase & Co., 5.150%, 05/29/49	1,889,000	0.2
12,500,000		JPMorgan Chase & Co., 7.900%, 04/29/49	13,516,250	1.4
800,000	#	NRG Yield Operating LLC, 5.375%, 08/15/24	816,000	0.1
2,500,000	#	OneMain Financial Holdings, Inc., 6.750%, 12/15/19	2,556,250	0.3
3,000,000	#	OneMain Financial Holdings, Inc., 7.250%, 12/15/21	3,090,000	0.3
1,600,000		Wells Fargo & Co., 5.900%, 12/29/49	1,616,000	0.2
			35,260,999	3.7

		Industrial: 1.8%
1,600,000	#	Abengoa Finance SAU, 8.875%, 11/01/17	1,536,000	0.2
2,000,000	#	BWAY Holding Co., 9.125%, 08/15/21	2,010,000	0.2
605,000		Cemex SAB de CV, 3.750%, 03/15/18	730,916	0.1
1,500,000	#	Cemex SAB de CV, 7.250%, 01/15/21	1,575,000	0.2
859,000	#,L	Cemex SAB de CV, 9.000%, 01/11/18	889,065	0.1
2,400,000	#	CEVA Group PLC, 4.000%, 05/01/18	2,100,000	0.2
2,250,000		CHC Helicopter SA, 9.250%, 10/15/20	2,216,250	0.2
3,000,000		Dynacast International, LLC / Dynacast Finance, Inc., 9.250%, 07/15/19	3,232,500	0.4
1,300,000		TransDigm, Inc., 6.500%, 07/15/24	1,313,000	0.1
1,300,000		TransDigm, Inc., 6.000%, 07/15/22	1,303,250	0.1
			16,905,981	1.8

		Technology: 3.7%
2,500,000	#	BMC Software Finance, Inc., 8.125%, 07/15/21	2,362,500	0.2
500,000	#,&	Boxer Parent Co., Inc., 9.000%, 10/15/19	427,500	0.0
1,426,000		CDW, LLC / CDW Finance Corp., 8.500%, 04/01/19	1,509,777	0.2
3,276,964		First Data Corp. - Term Loan B-3, 3.667%, 03/24/18	3,226,171	0.3
6,179,000	#	First Data Corp., 8.250%, 01/15/21	6,642,425	0.7
3,187,000	#,&	First Data Corp., 8.750%, 01/15/22	3,441,960	0.4
6,400,000		First Data Corp., 12.625%, 01/15/21	7,616,000	0.8
1,046,000		Freescale Semiconductor, Inc., 8.050%, 02/01/20	1,106,145	0.1
5,980,000		Freescale Semiconductor, Inc., 10.750%, 08/01/20	6,548,100	0.7
600,000		Infor US, Inc., 9.375%, 04/01/19	644,250	0.1
1,120,428		SRA International, Inc. - Term Loan B, 6.500%, 07/20/18	1,121,829	0.1
800,000		SRA International, Inc., 11.000%, 10/01/19	854,000	0.1
			35,500,657	3.7

		Utilities: 3.6%
3,000,000		Calpine Corp., 5.375%, 01/15/23	3,033,750	0.3
3,500,000		Calpine Corp., 5.750%, 01/15/25	3,548,125	0.4
678,000	#	Calpine Corp., 7.875%, 01/15/23	750,885	0.1
10,000,000	#	Dynegy Finance I, Inc. / Dynegy Finance II, Inc., 6.750%, 11/01/19	10,187,500	1.0
5,000,000	#	Dynegy Finance I, Inc. / Dynegy Finance II, Inc., 7.375%, 11/01/22	5,093,750	0.5
5,000,000	#	InterGen NV, 7.000%, 06/30/23	4,775,000	0.5
3,000,000	#	NGL Energy Partners L.P. / NGL Energy Finance Corp., 6.875%, 10/15/21	2,970,000	0.3
1,900,000		GenOn Energy, Inc., 7.875%, 06/15/17	1,900,000	0.2
2,500,000		Sabine Pass LNG LP, 7.500%, 11/30/16	2,612,500	0.3
			34,871,510	3.6

	Total Corporate Bonds/Notes
	(Cost $348,010,738)		348,737,535	36.5

	Total Long-Term Investments
	(Cost $849,212,081)		917,966,277	96.1

SHORT-TERM INVESTMENTS: 6.2%
		U.S. Government Agency Obligations: 1.1%
10,000,000	Z	Federal Home Loan Bank Discount Notes 0.000%, 01/02/15
		(Cost $10,000,000)	10,000,000	1.1

See Accompanying Notes to Financial Statements

36

VY® Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.2%
	Securities Lending Collateralcc: 5.1%
11,643,894	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $11,643,951, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $11,876,772, due 01/01/15-09/01/49)	11,643,894	1.2
4,460,795	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $4,460,832, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $4,550,011, due 09/30/17-02/15/42)	4,460,795	0.5
9,634,205	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $9,634,247, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $9,826,889, due 01/07/15-10/20/64)	9,634,205	1.0
11,643,894	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $11,643,951, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $11,876,773, due 11/15/15-07/15/56)	11,643,894	1.2
11,643,894	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $11,643,990, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $11,877,939, due 04/15/16-02/15/42)	11,643,894	1.2
		49,026,682	5.1

	Total Short-Term Investments
	(Cost $59,026,682)	59,026,682	6.2

	Total Investments in Securities (Cost $908,238,763)	$976,992,959	102.3
	Liabilities in Excess of Other Assets	(21,872,260)	(2.3)
	Net Assets	$955,120,699	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
&	Payment-in-kind
ADR	American Depositary Receipt
P	Preferred Stock may be called prior to convertible date.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.
±	Defaulted security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

EUR	EU Euro

Cost for federal income tax purposes is $908,263,095.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$147,560,182
Gross Unrealized Depreciation	(78,830,318)

Net Unrealized Appreciation	$68,729,864

See Accompanying Notes to Financial Statements

37

VY® Franklin Mutual Shares Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 83.1%
		Consumer Discretionary: 9.6%
106,825		CBS Corp. - Class B	5,911,695	1.1
28,270		Cengage Learning Holdings II L.P.	629,008	0.1
27,995		Comcast Corp. – Special Class A	1,611,532	0.3
198,850		General Motors Co.	6,941,854	1.4
39,379		Kohl's Corp.	2,403,694	0.5
411,405		Reed Elsevier PLC	7,027,625	1.4
55,838		Time Warner Cable, Inc.	8,490,726	1.7
46,789		Time Warner, Inc.	3,996,716	0.8
21,145		Tribune Co.	1,263,837	0.2
15,346		Tribune Co. - Class B	917,230	0.2
10,093		Tribune Publishing Co.	231,130	0.0
269,894		Twenty-First Century Fox, Inc. Class B	9,956,390	1.9
			49,381,437	9.6

		Consumer Staples: 11.1%
126,010		Altria Group, Inc.	6,208,513	1.2
248,640		Avon Products, Inc.	2,334,730	0.4
157,406		British American Tobacco PLC	8,529,997	1.7
19,101		Coca-Cola Enterprises, Inc.	844,646	0.2
48,430		CVS Caremark Corp.	4,664,293	0.9
6,184		Energizer Holdings, Inc.	795,015	0.2
122,962		Imperial Tobacco Group PLC	5,412,735	1.0
114,063		Kroger Co.	7,323,985	1.4
114,272		Lorillard, Inc.	7,192,280	1.4
59,781		PepsiCo, Inc.	5,652,891	1.1
30,451		Philip Morris International, Inc.	2,480,234	0.5
73,320		Walgreens Boots Alliance, Inc.	5,586,984	1.1
			57,026,303	11.1

		Energy: 8.2%
29,540		Anadarko Petroleum Corp.	2,437,050	0.5
89,729		Apache Corp.	5,623,316	1.1
88,837		Baker Hughes, Inc.	4,981,090	1.0
201,363		BG Group PLC	2,694,585	0.5
537,365		BP PLC	3,410,971	0.7
78,709		Consol Energy, Inc.	2,661,151	0.5
18,668		Ensco PLC	559,107	0.1
187,492		Marathon Oil Corp.	5,304,149	1.0
52,544		Murphy Oil Corp.	2,654,523	0.5
236,953		Royal Dutch Shell PLC	7,897,465	1.5
267,898		Talisman Energy, Inc.	2,097,641	0.4
20,579		Talisman Energy, Inc. - TSX	161,189	0.0
102,715		Transocean Ltd.	1,882,766	0.4
			42,365,003	8.2

		Financials: 20.1%
61,296		ACE Ltd.	7,041,684	1.4
157,732		American International Group, Inc.	8,834,569	1.7
9,488		Alexander's, Inc.	4,147,964	0.8
11,780	@	Alleghany Corp.	5,460,030	1.1
70,138		Allstate Corp.	4,927,195	1.0
107,600		Ally Financial, Inc.	2,541,512	0.5
713,900		Barclays PLC	2,683,792	0.5
454,259	@	Canary Wharf Group PLC	3,829,625	0.7
64,923		CIT Group, Inc.	3,105,267	0.6
107,922		Citigroup, Inc.	5,839,659	1.1
64,275		Citizens Financial Group, Inc.	1,597,877	0.3
16,005		Columbia Banking System, Inc.	441,898	0.1
89,805		Credit Suisse Group	2,256,014	0.5
49,872		FCB Financial Holdings, Inc.	1,228,846	0.2
31,963		Forestar Real Estate Group, Inc.	492,230	0.1
9,584		Guaranty Bancorp	138,393	0.0
112,120		JPMorgan Chase & Co.	7,016,470	1.4
68,877		KB Financial Group, Inc.	2,251,868	0.4
89,869		Metlife, Inc.	4,861,014	0.9
108,980		PNC Financial Services Group, Inc.	9,942,245	1.9
21,086		Societe Generale	882,455	0.2
99,041		SunTrust Bank	4,149,818	0.8
67,074		Wells Fargo & Co.	3,676,997	0.7
20,198		White Mountains Insurance Group Ltd.	12,726,962	2.5
11,462		Zurich Insurance Group AG	3,581,902	0.7
			103,656,286	20.1

		Health Care: 11.9%
55,167		Cigna Corp.	5,677,236	1.1
78,415		Eli Lilly & Co.	5,409,851	1.0
81,678	@	Hospira, Inc.	5,002,778	1.0
211,437		Medtronic, Inc.	15,265,751	3.0
235,512		Merck & Co., Inc.	13,374,726	2.6
56,212		Stryker Corp.	5,302,478	1.0
197,396		Teva Pharmaceutical Industries Ltd. ADR	11,352,244	2.2
			61,385,064	11.9

		Industrials: 4.4%
3,265		AP Moller - Maersk A/S - Class B	6,493,928	1.3
46,840		BE Aerospace, Inc.	2,717,657	0.5
31,490		Caterpillar, Inc.	2,882,280	0.6
315,223		CNH Industrial NV	2,551,762	0.5
104,423		Federal Signal Corp.	1,612,291	0.3
46,963		Huntington Ingalls Industries, Inc.	5,281,459	1.0
23,420		KLX, Inc.	966,075	0.2
			22,505,452	4.4

		Information Technology: 11.2%
93,440		Apple, Inc.	10,313,907	2.0
95,577		CA, Inc.	2,910,320	0.5
260,486		Cisco Systems, Inc.	7,245,418	1.4
111,857		Hewlett-Packard Co.	4,488,821	0.9
305,424		Microsoft Corp.	14,186,945	2.7
2,976		Samsung Electronics Co., Ltd.	3,577,880	0.7
314,589		Symantec Corp.	8,070,781	1.6

See Accompanying Notes to Financial Statements

38

VY® Franklin Mutual Shares Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
509,542	Xerox Corp.	7,062,252	1.4
		57,856,324	11.2

	Materials: 4.0%
67,338	Anglo American PLC	1,246,055	0.3
188,012	Freeport-McMoRan, Inc.	4,391,960	0.8
122,232	International Paper Co.	6,549,191	1.3
105,138	MeadWestvaco Corp.	4,667,076	0.9
144,055	ThyssenKrupp AG	3,669,643	0.7
		20,523,925	4.0

	Telecommunication Services: 1.9%
1,006,780	Koninklijke KPN NV	3,178,764	0.6
1,858,148	Vodafone Group PLC	6,370,911	1.3
		9,549,675	1.9

	Utilities: 0.7%
138,900	NRG Energy, Inc.	3,743,355	0.7

	Total Common Stock
	(Cost $319,630,368)	427,992,824	83.1

PREFERRED STOCK: 0.6%
	Consumer Discretionary: 0.6%
15,064	Volkswagen AG	3,348,063	0.6

	Total Preferred Stock
	(Cost $3,862,031)	3,348,063	0.6

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 7.1%
		Communications: 2.6%
1,900,270		Avaya, Inc. - TL B3, 4.670%, 10/26/17	1,827,427	0.3
463,422		Avaya, Inc. - TL B6, 6.500%, 03/30/18	458,209	0.1
1,276,000	#	Avaya, Inc., 7.000%, 04/01/19	1,250,480	0.2
4,007,000	#	Avaya, Inc., 10.500%, 03/01/21	3,446,020	0.7
180,635		Cengage Learning Acquisitions, Inc. - TL 1L, 7.000%, 03/31/20	179,054	0.0
23,071		Clear Channel Communications, Inc., 3.819%, 01/29/16	22,833	0.0
2,471		Clear Channel Communications, Inc., 3.819%, 01/29/16	2,444	0.0
3,078,298		Clear Channel Communications, Inc., 6.919%, 01/30/19	2,908,031	0.6
989,430		Clear Channel Communications, Inc., 7.669%, 07/30/19	951,089	0.2
2,575,000		Clear Channel Communications, Inc., 9.000%, 12/15/19	2,546,031	0.5
32,493		Tribune Co., Escrow, 08/14/49	–	–
			13,591,618	2.6

		Consumer, Cyclical: 1.5%
1,014,900		Caesars - TL B7, 9.750%, 03/01/17	900,216	0.2
322,339		Caesars Entertainment Operating Co., Inc., 6.005%, 01/26/18	282,987	0.1
1,532,294		Caesars Entertainment Operating Co., Inc., 7.005%, 01/28/18	1,354,164	0.3
2,641,267		JC Penney - TL 1L, 05/21/18	2,603,299	0.5
269,000		Toys R Us, 8.250%, 10/15/19	266,310	0.0
2,275,866		Toys R Us, 9.750%, 04/24/20	2,083,556	0.4
			7,490,532	1.5

		Energy: 0.8%
80,148		NGPL PipeCo, LLC, 6.750%, 09/15/17	77,543	0.0
987,000	#	NGPL PipeCo, LLC, 7.119%, 12/15/17	974,663	0.2
1,464,000	#	NGPL PipeCo, LLC, 9.625%, 06/01/19	1,474,980	0.3
1,177,933		Walter Energy, Inc., 7.250%, 04/01/18	916,579	0.2
660,000	#	Walter Energy, Inc., 9.500%, 10/15/19	504,900	0.1
550,000	#,&	Walter Energy, Inc., 11.000%, 04/01/20	184,250	0.0
			4,132,915	0.8

		Financial: 0.7%
14,181,365		Lehman Brothers Holdings, Inc. - Claim, 12/31/49	3,563,068	0.7
1,216,000	±	Tropicana Entertainment, LLC, 12/15/14	–	–
			3,563,068	0.7

		Technology: 0.2%
974,000		First Data Corp., 11.750%, 08/15/21	1,122,535	0.2

		Utilities: 1.3%
6,400,233		Texas Competitive Electric Holdings Co., LLC, 4.661%, 10/10/17	4,144,151	0.8
3,208,000	#,±	Texas Competitive Electric Holdings Co., LLC, 11.500%, 10/01/20	2,285,700	0.5
			6,429,851	1.3

	Total Corporate Bonds/Notes
	(Cost $42,053,399)		36,330,519	7.1

MUNICIPAL BONDS: 0.3%
		Puerto Rico: 0.3%
1,607,000		Commonwealth of Puerto Rico, 8.000%, 07/01/35	1,398,090	0.3

	Total Municipal Bonds
	(Cost $1,499,365)		1,398,090	0.3

	Total Long-Term Investments
	(Cost $367,045,163)		469,069,496	91.1

See Accompanying Notes to Financial Statements

39

VY® Franklin Mutual Shares Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.7%
		U.S. Treasury Bills: 5.7%
3,000,000	T	United States Treasury Bill, 0.040%, 04/16/15	2,999,826	0.6
2,500,000		United States Treasury Bill, 0.040%, 04/09/15	2,499,832	0.5
5,000,000		United States Treasury Bill, 0.050%, 02/19/15	4,999,951	0.9
5,000,000		United States Treasury Bill, 0.050%, 02/26/15	4,999,963	1.0
2,000,000		United States Treasury Bill, 0.055%, 01/22/15	1,999,997	0.4
2,000,000		United States Treasury Bill, 0.060%, 05/14/15	1,999,688	0.4
7,000,000		United States Treasury Bill, 0.065%, 01/02/15	6,999,998	1.3
3,000,000		United States Treasury Bill, 0.105%, 04/30/15	2,999,655	0.6
			29,498,910	5.7

	Total Short-Term Investments
	(Cost $29,497,642)		29,498,910	5.7

	Total Investments in Securities (Cost $396,542,805)		$498,568,406	96.8
	Assets in Excess of Other Liabilities		16,506,074	3.2
	Net Assets		$515,074,480	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
&	Payment-in-kind
ADR	American Depositary Receipt
±	Defaulted security

Cost for federal income tax purposes is $397,212,187.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$129,680,542
Gross Unrealized Depreciation	(28,324,323)

Net Unrealized Appreciation	$101,356,219

See Accompanying Notes to Financial Statements

40

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.5%
		Consumer Discretionary: 16.0%
7,900		AMC Entertainment Holdings, Inc.	206,822	0.0
203,177		American Eagle Outfitters	2,820,097	0.4
72,929	@	Ascent Capital Group, Inc.	3,860,132	0.5
73,000	@	Barnes & Noble, Inc.	1,695,060	0.2
38,800		Bloomin' Brands, Inc.	960,688	0.1
3,200		Boot Barn Holdings, Inc.	58,240	0.0
131,810		Brinker International, Inc.	7,735,929	1.0
53,800		Brown Shoe Co., Inc.	1,729,670	0.2
60,270		Brunswick Corp.	3,089,440	0.4
4,700		Capella Education Co.	361,712	0.0
34,700		Cato Corp.	1,463,646	0.2
231,845		Chico's FAS, Inc.	3,758,208	0.5
4,700		Childrens Place Retail Stores, Inc.	267,900	0.0
149,963		Cinemark Holdings, Inc.	5,335,684	0.7
23,300		Citi Trends, Inc.	588,325	0.1
79,600		Cooper Tire & Rubber Co.	2,758,140	0.4
20,000		Core-Mark Holding Co., Inc.	1,238,600	0.2
8,000	L	Coupons.com, Inc.	142,000	0.0
309,139	@	CROCS, Inc.	3,861,146	0.5
163,884		Dana Holding Corp.	3,562,838	0.5
15,900		Dave & Buster's Entertainment, Inc.	434,070	0.1
72,600	L	Dex Media, Inc.	651,222	0.1
13,000		Dillard's, Inc.	1,627,340	0.2
45,757		Drew Industries, Inc.	2,336,810	0.3
17,200	@	Entercom Communications Corp.	209,152	0.0
227,004	@	EW Scripps Co.	5,073,539	0.7
103,800	@	Express, Inc.	1,524,822	0.2
14,800	@	G-III Apparel Group Ltd.	1,494,948	0.2
47,700	@	Helen of Troy Ltd.	3,103,362	0.4
127,249	@	Iconix Brand Group, Inc.	4,299,744	0.6
30,600		Jack in the Box, Inc.	2,446,776	0.3
234,508	@	Jarden Corp.	11,228,243	1.5
43,700	@	Journal Communications, Inc.	499,491	0.1
34,600	L	KB Home	572,630	0.1
24,700	L	Lands' End, Inc.	1,332,812	0.2
7,100	@	Libbey, Inc.	223,224	0.0
64,100		LifeLock, Inc.	1,186,491	0.2
10,600		Lifetime Brands, Inc.	182,320	0.0
38,900		Lithia Motors, Inc.	3,372,241	0.4
6,200		Live Nation, Inc.	161,882	0.0
99,994		Malibu Boats, Inc.	1,926,884	0.2
99,500	@	Monarch Casino & Resort, Inc.	1,650,705	0.2
53,665		Morningstar, Inc.	3,472,662	0.4
5,000		Nacco Industries, Inc.	296,800	0.0
37,852		National CineMedia, Inc.	543,933	0.1
7,200	@	Nautilus, Inc.	109,296	0.0
23,200		Nexstar Broadcasting Group, Inc.	1,201,528	0.2
586,550	@	Office Depot, Inc.	5,029,666	0.7
6,900	L	Outerwall, Inc.	519,018	0.1
62,973		Papa John's International, Inc.	3,513,893	0.5
93,713		Pool Corp.	5,945,153	0.8
90,108		Ruth's Hospitality Group, Inc.	1,351,620	0.2
125,932		ServiceMaster Global Holdings, Inc.	3,371,200	0.4
39,900	L	Sinclair Broadcast Group, Inc.	1,091,664	0.1
70,700		Skullcandy, Inc.	649,733	0.1
18,200		Sonic Corp.	495,586	0.1
28,300		Stoneridge, Inc.	363,938	0.0
12,200	@	Systemax, Inc.	164,700	0.0
97,000		Tower International, Inc.	2,478,350	0.3
18,100	@	Universal Electronics, Inc.	1,177,043	0.1
4,680		VOXX International Corp.	40,997	0.0
7,100	L	Wayfair, Inc.	140,935	0.0
11,958	L	Zoe's Kitchen, Inc.	357,664	0.0
			123,348,364	16.0

		Consumer Staples: 3.8%
25,500		Andersons, Inc.	1,355,070	0.2
120,100	@	Chiquita Brands International, Inc.	1,736,646	0.2
816	@	Diamond Foods, Inc.	23,036	0.0
10,800	L	Freshpet, Inc.	184,248	0.0
44,551		J&J Snack Foods Corp.	4,845,812	0.6
102,300	@,L	Pilgrim's Pride Corp.	3,354,417	0.4
26,543		Pinnacle Foods, Inc.	936,968	0.1
14,000	@	Revlon, Inc. - Class A	478,240	0.1
367,100	@	Rite Aid Corp.	2,760,592	0.4
8,500		Sanderson Farms, Inc.	714,212	0.1
38,300	L	Smart & Final Stores, Inc.	602,459	0.1
96,820		SpartanNash Co.	2,530,875	0.3
78,414		Spectrum Brands Holdings, Inc.	7,502,652	1.0
98,500	@	Supervalu, Inc.	955,450	0.1
11,000	@	USANA Health Sciences, Inc.	1,128,490	0.2
			29,109,167	3.8

		Energy: 3.6%
271,000		Abraxas Petroleum Corp.	796,740	0.1
31,339	L	Approach Resources, Inc.	200,256	0.0
13,500		Basic Energy Services, Inc.	94,635	0.0
28,500		C&J Energy Services, Inc.	376,485	0.1
35,700		Carrizo Oil & Gas, Inc.	1,485,120	0.2
24,994		Cimarex Energy Co.	2,649,364	0.3
16,200		Dawson Geophysical Co.	198,126	0.0
32,700		Delek US Holdings, Inc.	892,056	0.1
28,889	@	Dril-Quip, Inc.	2,216,653	0.3
15,357	L	Energy XXI Bermuda Ltd.	50,064	0.0

See Accompanying Notes to Financial Statements

41

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Energy: (continued)
24,600	L	FMSA Holdings, Inc.	170,232	0.0
31,200		Forum Energy Technologies, Inc.	646,776	0.1
79,900		Green Plains Renewable Energy, Inc.	1,979,922	0.3
31,700	@	Helix Energy Solutions Group, Inc.	687,890	0.1
24,200	L	Jones Energy, Inc.	276,122	0.0
119,221	L	Laredo Petroleum, Inc.	1,233,937	0.2
34,700	@	Matrix Service Co.	774,504	0.1
61,499		Oasis Petroleum, Inc.	1,017,194	0.1
82,400	@,L	Pacific Ethanol, Inc.	851,192	0.1
147,365		Patterson-UTI Energy, Inc.	2,444,785	0.3
8,400		Pioneer Energy Services Corp.	46,536	0.0
101,400		Renewable Energy Group, Inc.	984,594	0.1
3,100	@	Rex Stores Corp.	192,107	0.0
5,100		SemGroup Corp. - Class A	348,789	0.0
24,500		Stone Energy Corp.	413,560	0.1
33,246		Superior Energy Services	669,907	0.1
61,400		Tesco Corp.	787,148	0.1
67,476		Tidewater, Inc.	2,186,897	0.3
9,600	@,L	TransAtlantic Petroleum Ltd.	51,744	0.0
87,600	@	Vaalco Energy, Inc.	399,456	0.1
561,364		Warren Resources, Inc.	903,796	0.1
34,700		Western Refining, Inc.	1,310,966	0.2
7,600		World Fuel Services Corp.	356,668	0.1
			27,694,221	3.6

		Financials: 22.2%
2,700		Agree Realty Corp.	83,943	0.0
11,477		American Campus Communities, Inc.	474,689	0.1
102,400		American Equity Investment Life Holding Co.	2,989,056	0.4
244,900		Anworth Mortgage Asset Corp.	1,285,725	0.2
8,900		Arlington Asset Investment Corp.	236,829	0.0
10,780		Ashford Hospitality Prime, Inc.	184,985	0.0
255,400		Ashford Hospitality Trust, Inc.	2,676,592	0.4
19,000		Aspen Insurance Holdings Ltd.	831,630	0.1
350,833		Associated Banc-Corp.	6,536,019	0.9
29,000		Atlas Financial Holdings, Inc.	473,280	0.1
124,525		BankUnited, Inc.	3,607,489	0.5
34,600		BBCN Bancorp, Inc.	497,548	0.1
158,050		BGC Partners, Inc.	1,446,157	0.2
9,200		Banco Latinoamericano de Comercio Exterior SA	276,920	0.0
7,800		BNC Bancorp	134,238	0.0
6,100		BofI Holding, Inc.	474,641	0.1
3,700		Bridge Bancorp, Inc.	98,975	0.0
179,200		Capstead Mortgage Corp.	2,200,576	0.3
44,400		Cash America International, Inc.	1,004,328	0.1
20,300		Cathay General Bancorp.	519,477	0.1
73,800		Chambers Street Properties	594,828	0.1
23,200		Chatham Lodging Trust	672,104	0.1
20,200		Chesapeake Lodging Trust	751,642	0.1
6,500		Citizens & Northern Corp.	134,355	0.0
129,100		CNO Financial Group, Inc.	2,223,102	0.3
4,447		Community Trust Bancorp., Inc.	162,805	0.0
4,140		ConnectOne Bancorp, Inc.	78,660	0.0
30,100		Coresite Realty Corp.	1,175,405	0.2
66,700		Cousins Properties, Inc.	761,714	0.1
58,200		Cowen Group, Inc.	279,360	0.0
6,800		Crawford & Co.	69,904	0.0
47,580		Customers Bancorp, Inc.	925,907	0.1
18,856		DCT Industrial Trust, Inc.	672,405	0.1
24,725		DDR Corp.	453,951	0.1
41,800		DiamondRock Hospitality Co.	621,566	0.1
82,722		East-West Bancorp., Inc.	3,202,169	0.4
70,106		EastGroup Properties, Inc.	4,439,112	0.6
75,475		Eaton Vance Corp.	3,089,192	0.4
20,300		Education Realty Trust, Inc.	742,777	0.1
24,600		Encore Capital Group, Inc.	1,092,240	0.2
40,572		Enova International, Inc.	903,133	0.1
8,703		Fidelity Southern Corp.	140,205	0.0
12,400		Financial Institutions, Inc.	311,860	0.0
158,600	@	First BanCorp/Puerto Rico	930,982	0.1
4,400		First Business Financial Services, Inc.	210,804	0.0
58,700		First Commonwealth Financial Corp.	541,214	0.1
15,000		First Community Bancshares, Inc.	247,050	0.0
158,282		First Financial Bancorp.	2,942,462	0.4
184,564		First Horizon National Corp.	2,506,379	0.3
109,775		First Industrial Realty Trust, Inc.	2,256,974	0.3
11,500		First Merchants Corp.	261,625	0.0
23,600		First NBC Bank Holding Co.	830,720	0.1
69,137		First Republic Bank	3,603,420	0.5
87,559		FirstMerit Corp.	1,653,990	0.2
51,700	@	Flagstar Bancorp, Inc.	813,241	0.1
8,300		Franklin Street Properties Corp.	101,841	0.0
81,467		Glacier Bancorp., Inc.	2,262,339	0.3
22,600		Glimcher Realty Trust	310,524	0.0
13,800		Government Properties Income Trust	317,538	0.0

See Accompanying Notes to Financial Statements

42

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
112,349		Great Western Bancorp, Inc.	2,560,434	0.3
147,600		Green Dot Corp.	3,024,324	0.4
64,064		Greenhill & Co., Inc.	2,793,190	0.4
85,150		Hanmi Financial Corp.	1,857,121	0.2
15,900		HCI Group, Inc.	687,516	0.1
152,369		HFF, Inc.	5,473,094	0.7
34,700	@	Hilltop Holdings, Inc.	692,265	0.1
4,000		Home Properties, Inc.	262,400	0.0
15,600		HomeStreet, Inc.	271,596	0.0
4,600		Horace Mann Educators Corp.	152,628	0.0
339,600		Huntington Bancshares, Inc.	3,572,592	0.5
46,290		IBERIABANK Corp.	3,001,907	0.4
18,700		IDT Corp.	379,797	0.1
41,700	@	Insmed Inc.	645,099	0.1
79,800	@	Investment Technology Group, Inc.	1,661,436	0.2
158,549		Janus Capital Group, Inc.	2,557,395	0.3
16,100		LaSalle Hotel Properties	651,567	0.1
10,200		LTC Properties, Inc.	440,334	0.1
71,500		Maiden Holdings Ltd.	914,485	0.1
10,800		MainSource Financial Group, Inc.	225,936	0.0
41,400		Manning & Napier, Inc.	572,148	0.1
9,188		Marcus & Millichap, Inc.	305,501	0.0
54,244		Mid-America Apartment Communities, Inc.	4,050,942	0.5
82,960		Moelis & Co.	2,897,793	0.4
3,700		Montpelier Re Holdings Ltd.	132,534	0.0
2,400	L	National Bankshares, Inc.	72,936	0.0
128,573		National Retail Properties, Inc.	5,061,919	0.7
7,813		NBT Bancorp., Inc.	205,248	0.0
8,700		Nelnet, Inc.	403,071	0.1
3,000		Oppenheimer Holdings, Inc.	69,750	0.0
62,700		PacWest Bancorp	2,850,342	0.4
8,500		Parkway Properties, Inc.	156,315	0.0
20,200		Pebblebrook Hotel Trust	921,726	0.1
42,900		Pennsylvania Real Estate Investment Trust	1,006,434	0.1
4,600		PennyMac Financial Services, Inc.	79,580	0.0
50,100		Pennymac Mortgage Investment Trust	1,056,609	0.1
25,100		Pinnacle Financial Partners, Inc.	992,454	0.1
10,400		Piper Jaffray Cos.	604,136	0.1
102,100	@	Popular, Inc.	3,476,505	0.5
55,200		Potlatch Corp.	2,311,224	0.3
19,800		Preferred Bank/Los Angeles CA	552,222	0.1
12,900		PrivateBancorp, Inc.	430,860	0.1
139,375		ProAssurance Corp.	6,292,781	0.8
3,900		Prosperity Bancshares, Inc.	215,904	0.0
10,500		PS Business Parks, Inc.	835,170	0.1
42,500		RAIT Financial Trust	325,975	0.1
7,500		Ramco-Gershenson Properties	140,550	0.0
70,886		Realogy Holdings Corp.	3,153,718	0.4
52,400		Redwood Trust, Inc.	1,032,280	0.1
253,478		RLJ Lodging Trust	8,499,117	1.1
9,400		Selective Insurance Group	255,398	0.0
14,600		Sierra Bancorp.	256,376	0.0
14,600		Silver Bay Realty Trust Corp.	241,776	0.0
37,300		Southwest Bancorp., Inc.	647,528	0.1
29,300		State Bank Financial Corp.	585,414	0.1
24,000		Stewart Information Services Corp.	888,960	0.1
80,600	@	Strategic Hotel Capital, Inc.	1,066,338	0.1
18,100		Summit Hotel Properties, Inc.	225,164	0.0
3,700		Sun Communities, Inc.	223,702	0.0
92,700		Sunstone Hotel Investors, Inc.	1,530,477	0.2
35,500		Susquehanna Bancshares, Inc.	476,765	0.1
4,000	@	SVB Financial Group	464,280	0.1
16,900		Symetra Financial Corp.	389,545	0.1
51,500		The Geo Group, Inc.	2,078,540	0.3
24,000		Trico Bancshares	592,800	0.1
38,300		Tristate Capital Holdings, Inc.	392,192	0.1
15,400		UMH Properties, Inc.	147,070	0.0
213,287		Umpqua Holdings Corp.	3,628,012	0.5
10,300		United Fire Group, Inc.	306,219	0.0
3,108		Validus Holdings Ltd.	129,168	0.0
22,000		Walker & Dunlop, Inc.	385,880	0.1
4,700		Washington Federal, Inc.	104,105	0.0
7,000		WesBanco, Inc.	243,600	0.0
11,000		West BanCorp., Inc.	187,220	0.0
135,673		Western Alliance Bancorp.	3,771,709	0.5
167,600		Wilshire Bancorp., Inc.	1,697,788	0.2
5,100	@	Yadkin Financial Corporation	100,215	0.0
			170,869,697	22.2

		Health Care: 12.5%
11,800	L	Acceleron Pharma, Inc.	459,728	0.1
77,800	L	Achillion Pharmaceuticals, Inc.	953,050	0.1
2,600		Adamas Pharmaceuticals, Inc.	45,162	0.0
1,300	L	Agios Pharmaceuticals, Inc.	145,652	0.0
10,200		Alnylam Pharmaceuticals, Inc.	989,400	0.1
34,700	L	Amphastar Pharmaceuticals, Inc.	402,867	0.1
34,923	@	Amsurg Corp.	1,911,336	0.3
17,400		Applied Genetic Technologies Corp./DE	365,748	0.0
14,000	L	Ardelyx, Inc.	264,460	0.0
102,600	L	Ariad Pharmaceuticals, Inc.	704,862	0.1

See Accompanying Notes to Financial Statements

43

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: (continued)
23,000	L	Atara Biotherapeutics, Inc.	615,250	0.1
26,700		Auspex Pharmaceuticals, Inc.	1,401,216	0.2
4,300	L	Avalanche Biotechnologies, Inc.	232,200	0.0
19,800	L	Bellicum Pharmaceuticals, Inc.	456,192	0.1
19,300		Bluebird Bio, Inc.	1,770,196	0.2
19,900	L	Calithera Biosciences, Inc.	401,980	0.1
15,900		Cara Therapeutics, Inc.	158,523	0.0
8,400		Castlight Health, Inc.	98,280	0.0
212,200	@	Catalent, Inc.	5,916,136	0.8
43,500		Celladon Corp.	849,555	0.1
72,500	@	Celldex Therapeutics, Inc.	1,323,125	0.2
46,776	@	Centene Corp.	4,857,688	0.6
45,600		Civitas Solutions, Inc.	776,568	0.1
5,600		Clovis Oncology, Inc.	313,600	0.0
12,600	L	Connecture, Inc.	113,526	0.0
187,400		Cross Country Healthcare, Inc.	2,338,752	0.3
33,200	L	Dicerna Pharmaceuticals, Inc.	546,804	0.1
37,500		Egalet Corp.	213,375	0.0
50,400		Eleven Biotherapeutics, Inc.	598,752	0.1
13,700	L	FibroGen, Inc.	374,558	0.1
9,600		Furiex Pharmaceuticals, Inc. - CVR	93,792	0.0
72,000		Greatbatch, Inc.	3,549,600	0.5
95,504	@	Hanger Orthopedic Group, Inc.	2,091,538	0.3
25,792		HealthEquity, Inc.	656,406	0.1
96,709		Healthsouth Corp.	3,719,428	0.5
45,617	@	Idexx Laboratories, Inc.	6,763,633	0.9
8,200	L	Immune Design Corp.	252,396	0.0
45,100		Impax Laboratories, Inc.	1,428,768	0.2
5,900		INC Research Holdings, Inc.	151,571	0.0
42,100		Inogen, Inc.	1,320,677	0.2
35,500		Insulet Corp.	1,635,130	0.2
1,100		Intercept Pharmaceuticals, Inc.	171,600	0.0
11,700		Isis Pharmaceuticals, Inc.	722,358	0.1
2,500		Jazz Pharmaceuticals PLC	409,325	0.1
11,700		K2M Group Holdings, Inc.	244,179	0.0
3,200	L	Karyopharm Therapeutics, Inc.	119,776	0.0
45,300		Kindred Biosciences, Inc.	337,485	0.0
30,300		Kindred Healthcare, Inc.	550,854	0.1
36,100	L	Kite Pharma, Inc.	2,081,887	0.3
16,500	@	Lannett Co., Inc.	707,520	0.1
8,500		MacroGenics, Inc.	298,095	0.0
46,119		Magellan Health Services, Inc.	2,768,523	0.4
28,000		Medicines Co.	774,760	0.1
45,300	@	Molina Healthcare, Inc.	2,424,909	0.3
37,160	@	MWI Veterinary Supply, Inc.	6,313,856	0.8
17,500		Nevro Corp.	676,725	0.1
19,200		NPS Pharmaceuticals, Inc.	686,784	0.1
94,200		NuVasive, Inc.	4,442,472	0.6
26,981		Omnicell, Inc.	893,611	0.1
170,100	@	Oncothyreon, Inc.	323,190	0.0
3,200		Ophthotech Corp.	143,584	0.0
27,400	@	Orthofix International NV	823,644	0.1
25,850		Owens & Minor, Inc.	907,593	0.1
121,400	L	PDL BioPharma, Inc.	935,994	0.1
3,200	@,L	PhotoMedex, Inc.	4,896	0.0
17,900		PRA Health Sciences, Inc.	433,538	0.1
13,197		Receptos, Inc.	1,616,764	0.2
17,800	L	Revance Therapeutics, Inc.	301,532	0.0
15,600	L	Roka Bioscience, Inc.	68,796	0.0
2,900	L	Sage Therapeutics, Inc.	106,140	0.0
25,700		Select Medical Holdings Corp.	370,080	0.0
7,800		Sientra, Inc.	130,962	0.0
11,800		Surgical Care Affiliates, Inc.	397,070	0.1
16,600	@,L	Synageva BioPharma Corp.	1,540,314	0.2
172,500	@,L	Threshold Pharmaceuticals, Inc.	548,550	0.1
25,900	L	Tokai Pharmaceuticals, Inc.	381,766	0.1
28,200	L	TransEnterix, Inc.	82,062	0.0
16,200		TriVascular Technologies, Inc.	203,634	0.0
17,000	L	Trupanion, Inc.	117,810	0.0
12,400		Ultragenyx Pharmaceutical, Inc.	544,112	0.1
25,900		Vitae Pharmaceuticals, Inc.	430,976	0.1
14,300	L	VWR Corp.	369,941	0.0
52,796	@	WellCare Health Plans, Inc.	4,332,440	0.6
92,354		West Pharmaceutical Services, Inc.	4,916,927	0.6
5,800	L	Zafgen, Inc.	178,872	0.0
3,400	L	ZS Pharma, Inc.	141,338	0.0
			96,238,724	12.5

		Industrials: 16.1%
41,700		AAR Corp.	1,158,426	0.2
86,400		ABM Industries, Inc.	2,475,360	0.3
367,300	@	ACCO Brands Corp.	3,309,373	0.4
35,200		Alaska Air Group, Inc.	2,103,552	0.3
126,468		Allison Transmission Holdings, Inc.	4,287,265	0.6
95,092		Altra Holdings, Inc.	2,699,662	0.4
1,500		Amerco, Inc.	426,390	0.1
55,800	@	American Woodmark Corp.	2,256,552	0.3
19,186		Applied Industrial Technologies, Inc.	874,690	0.1
43,100		ARC Document Solutions, Inc.	440,482	0.1
65,300		ArcBest Corp.	3,027,961	0.4
37,900		Argan, Inc.	1,274,956	0.2

See Accompanying Notes to Financial Statements

44

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
10,425		Atlas Air Worldwide Holdings, Inc.	513,953	0.1
6,500	@	Avis Budget Group, Inc.	431,145	0.1
14,900		Barnes Group, Inc.	551,449	0.1
41,700		Barrett Business Services, Inc.	1,142,580	0.1
33,000		Brady Corp.	902,220	0.1
6,500		Ceco Environmental Corp.	101,010	0.0
222,000	@	Cenveo, Inc.	466,200	0.1
12,500		Columbus McKinnon Corp.	350,500	0.0
160,312		Comfort Systems USA, Inc.	2,744,541	0.4
3,400		Curtiss-Wright Corp.	240,006	0.0
65,600		Deluxe Corp.	4,083,600	0.5
122,562		Douglas Dynamics, Inc.	2,626,504	0.3
28,200		EMCOR Group, Inc.	1,254,618	0.2
18,500		EnerSys	1,141,820	0.1
73,200		Engility Holdings, Inc.	3,132,960	0.4
4,450	@	Esterline Technologies Corp.	488,076	0.1
40,200		Federal Signal Corp.	620,688	0.1
47,522		Forward Air Corp.	2,393,683	0.3
102,512	@,L	Generac Holdings, Inc.	4,793,461	0.6
21,900	@	General Finance Corp.	215,934	0.0
23,825	@	Gibraltar Industries, Inc.	387,395	0.0
30,000		Global Brass & Copper Holdings, Inc.	394,800	0.1
22,500	L	Greenbrier Cos., Inc.	1,208,925	0.2
167,900	@	Hawaiian Holdings, Inc.	4,373,795	0.6
9,200		Heidrick & Struggles International, Inc.	212,060	0.0
130,090		Herman Miller, Inc.	3,828,549	0.5
9,900		Hyster-Yale Materials Handling, Inc.	724,680	0.1
19,000		Kadant, Inc.	811,110	0.1
126,071		KAR Auction Services, Inc.	4,368,360	0.6
5,100		Kelly Services, Inc.	86,802	0.0
104,200		Kimball International, Inc.	950,304	0.1
115,879		Knight Transportation, Inc.	3,900,487	0.5
30,500		Knoll, Inc.	645,685	0.1
13,800		LB Foster Co.	670,266	0.1
4,000		Matson, Inc.	138,080	0.0
20,200		Matthews International Corp.	983,134	0.1
113,312	@	Meritor, Inc.	1,716,677	0.2
20,800		NN, Inc.	427,648	0.1
9,600		Park-Ohio Holdings Corp.	605,088	0.1
10,400		Paylocity Holding Corp.	271,544	0.0
94,855		Ply Gem Holdings, Inc.	1,326,073	0.2
6,700		Quad/Graphics, Inc.	153,832	0.0
5,700		Quality Distribution, Inc.	60,648	0.0
71,846		RBC Bearings, Inc.	4,636,222	0.6
41,550		Regal-Beloit Corp.	3,124,560	0.4
138,806	@	Rexnord Corp.	3,915,717	0.5
19,900		RPX Corp.	274,222	0.0
9,550	@	Saia, Inc.	528,688	0.1
2,500		Standex International Corp.	193,150	0.0
75,600		Steelcase, Inc.	1,357,020	0.2
39,400		Swift Transportation Co.	1,128,022	0.1
102,463		Toro Co.	6,538,164	0.8
24,700		Trimas Corp.	772,863	0.1
7,600		TriNet Group, Inc.	237,728	0.0
1,450		Triumph Group, Inc.	97,469	0.0
16,800	@	TrueBlue, Inc.	373,800	0.0
40,200	@	Tutor Perini Corp.	967,614	0.1
3,300		Unifirst Corp.	400,785	0.1
10,500		United Stationers, Inc.	442,680	0.1
6,700		Universal Truckload Services, Inc.	191,017	0.0
27,227		US Ecology, Inc.	1,092,347	0.1
9,800		Viad Corp.	261,268	0.0
14,300		Virgin America, Inc.	618,475	0.1
5,900		VSE Corp.	388,810	0.1
47,100	@	Wabash National Corp.	582,156	0.1
22,800		Wabtec Corp.	1,981,092	0.3
230,609		Waste Connections, Inc.	10,144,490	1.3
21,759		Watsco, Inc.	2,328,213	0.3
3,100		Watts Water Technologies, Inc.	196,664	0.0
			123,548,795	16.1

		Information Technology: 15.0%
128,296		Advent Software, Inc.	3,930,989	0.5
93,200	L	Aerohive Networks, Inc.	447,360	0.1
19,800		Alpha & Omega Semiconductor Ltd.	175,230	0.0
7,200		Amber Road, Inc.	73,584	0.0
63,200		Amkor Technology, Inc.	448,720	0.1
29,379		Anixter International, Inc.	2,598,866	0.3
5,600	L	Arista Networks, Inc.	340,256	0.0
101,120		ARRIS Group, Inc.	3,052,813	0.4
4,440	@	Aspen Technology, Inc.	155,489	0.0
256,317	L	Audience, Inc.	1,127,795	0.1
153,700	@	AVG Technologies	3,034,038	0.4
32,400		Avid Technology, Inc.	460,404	0.1
86,443	@	Benchmark Electronics, Inc.	2,199,110	0.3
17,700		Brooks Automation, Inc.	225,675	0.0
63,600		Carbonite, Inc.	907,572	0.1
55,800	L	Chegg, Inc.	385,578	0.1
136,948	@	CoreLogic, Inc.	4,326,187	0.6
37,900		Cornerstone OnDemand, Inc.	1,334,080	0.2
31,300		CSG Systems International	784,691	0.1
6,200		EVERTEC, Inc.	137,206	0.0
70,800	@	Extreme Networks, Inc.	249,924	0.0
24,257		Factset Research Systems, Inc.	3,414,173	0.4
42,573		FEI Co.	3,846,471	0.5
6,300		FireEye, Inc.	198,954	0.0
36,700		First Solar, Inc.	1,636,636	0.2
2,878		Five9, Inc.	12,893	0.0
180,983	@	Freescale Semiconductor Holdings Ltd.	4,566,201	0.6
180,300		Global Cash Access, Inc.	1,289,145	0.2
8,700	@	Globant SA	135,894	0.0
84,286		GrubHub, Inc.	3,061,268	0.4
36,772		Guidewire Software, Inc.	1,861,766	0.2
17,600		Heartland Payment Systems, Inc.	949,520	0.1

See Accompanying Notes to Financial Statements

45

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: (continued)
27,900		Hortonworks, Inc.	753,300	0.1
15,700	L	HubSpot, Inc.	527,677	0.1
68,191		Imperva, Inc.	3,370,681	0.4
36,300	@	Insight Enterprises, Inc.	939,807	0.1
38,700		Integrated Silicon Solution, Inc.	641,259	0.1
16,900		IntraLinks Holdings, Inc.	201,110	0.0
78,175		Kimball Electronics, Inc.	939,663	0.1
31,650	@	Lattice Semiconductor Corp.	218,068	0.0
6,400		Littelfuse, Inc.	618,688	0.1
4,200		Manhattan Associates, Inc.	171,024	0.0
19,500		Model N, Inc.	207,090	0.0
162,943		Monotype Imaging Holdings, Inc.	4,697,647	0.6
11,700		Nanometrics, Inc.	196,794	0.0
19,739		NetSuite, Inc.	2,154,907	0.3
6,900		New Relic, Inc.	240,396	0.0
28,800	@	Newport Corp.	550,368	0.1
41,900	@	Omnivision Technologies, Inc.	1,089,400	0.1
133,300		Pegasystems, Inc.	2,768,641	0.4
28,300	@	Pericom Semiconductor Corp.	383,182	0.0
15,880	@	Photronics, Inc.	131,963	0.0
54,400	@	Polycom, Inc.	734,400	0.1
22,860	@	PTC, Inc.	837,819	0.1
147,559		Q2 Holdings, Inc.	2,780,012	0.4
50,300		Qlik Technologies, Inc.	1,553,767	0.2
245,133	@	Rovi Corp.	5,537,554	0.7
163,000	@	Sanmina Corp.	3,835,390	0.5
28,900		Science Applications International Corp.	1,431,417	0.2
77,700	@	Silicon Image, Inc.	428,904	0.1
50,200		Skyworks Solutions, Inc.	3,650,042	0.5
101,600		Spansion, Inc.	3,476,752	0.5
21,618		Splunk, Inc.	1,274,381	0.2
63,300		SunEdison, Inc.	1,234,983	0.2
9,800		Super Micro Computer, Inc.	341,824	0.0
18,800	@	Synaptics, Inc.	1,294,192	0.2
128,200	@	Take-Two Interactive Software, Inc.	3,593,446	0.5
161,900		TeleCommunication Systems, Inc.	505,128	0.1
26,100		TeleNav, Inc.	174,087	0.0
199,600		Ultra Clean Holdings	1,852,288	0.2
149,120	@	Unisys Corp.	4,396,058	0.6
26,952	L	Varonis Systems, Inc.	884,834	0.1
18,068		VeriFone Holdings, Inc.	672,130	0.1
34,500		Verint Systems, Inc.	2,010,660	0.3
72,789	L	WebMD Health Corp.	2,878,805	0.4
25,000	L	Yelp, Inc.	1,368,250	0.2
8,000	L	Yodlee, Inc.	97,600	0.0
33,000	L	Zendesk, Inc.	804,210	0.1
			115,819,086	15.0

		Materials: 4.4%
35,700		A Schulman, Inc.	1,446,921	0.2
104,925		Aptargroup, Inc.	7,013,187	0.9
25,500		Axiall Corp.	1,082,985	0.1
16,500		Boise Cascade Co.	612,975	0.1
78,300		Commercial Metals Co.	1,275,507	0.2
130,963	@	Crown Holdings, Inc.	6,666,017	0.9
2,400		FutureFuel Corp.	31,248	0.0
122,900		Graphic Packaging Holding Co.	1,673,898	0.2
3,000		Innospec, Inc.	128,100	0.0
19,900		Koppers Holdings, Inc.	517,002	0.1
51,700		Kronos Worldwide, Inc.	673,134	0.1
23,100		Minerals Technologies, Inc.	1,604,295	0.2
36,500	@	Omnova Solutions, Inc.	297,110	0.0
28,600		Resolute Forest Products	503,646	0.1
36,300		Rock-Tenn Co.	2,213,574	0.3
131,078		Silgan Holdings, Inc.	7,025,781	0.9
38,750		Worthington Industries	1,165,987	0.1
			33,931,367	4.4

		Telecommunication Services: 0.7%
187,000		Inteliquent, Inc.	3,670,810	0.5
66,932	@,L	magicJack VocalTec Ltd.	543,488	0.1
50,400	@	Premier Global Services, Inc.	535,248	0.1
28,900		RingCentral, Inc.	431,188	0.0
			5,180,734	0.7

		Utilities: 3.2%
1,278		AGL Resources, Inc.	69,664	0.0
4,300		Chesapeake Utilities Corp.	213,538	0.0
155,500	@	Dynegy, Inc.	4,719,425	0.6
3,700		El Paso Electric Co.	148,222	0.0
10,500		Empire District Electric Co.	312,270	0.1
16,800		Idacorp, Inc.	1,111,992	0.2
9,900		Laclede Group, Inc.	526,680	0.1
8,900		MGE Energy, Inc.	405,929	0.1
17,050		New Jersey Resources Corp.	1,043,460	0.1
4,500		Northwest Natural Gas Co.	224,550	0.0
99,733		NorthWestern Corp.	5,642,893	0.7
234,346		Portland General Electric Co.	8,865,309	1.2
8,300		Southwest Gas Corp.	513,023	0.1
4,100		Spark Energy, Inc.	57,769	0.0
16,500		Vivint Solar, Inc.	152,130	0.0
5,900		Westar Energy, Inc.	243,316	0.0
5,200		WGL Holdings, Inc.	284,024	0.0
			24,534,194	3.2

	Total Common Stock
	(Cost $577,102,005)		750,274,349	97.5

See Accompanying Notes to Financial Statements

46

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.2%
	Securities Lending Collateralcc: 3.0%
5,983,937	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $5,983,967, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $6,103,616, due 01/01/15-09/01/49)	5,983,937	0.8
1,246,929	Citigroup, Inc., Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $1,246,934, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.375%-8.000%, Market Value plus accrued interest $1,271,868, due 12/15/17-07/15/51)	1,246,929	0.1
1,247,818	Daiwa Capital Markets, Repurchase Agreement dated 12/31/14, 0.12%, due 01/02/15 (Repurchase Amount $1,247,826, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,272,774, due 06/01/17-03/01/48)	1,247,818	0.1
5,983,937	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $5,983,963, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $6,103,616, due 01/07/15-10/20/64)	5,983,937	0.8
3,000,000	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $3,000,015, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $3,060,000, due 11/15/15-07/15/56)	3,000,000	0.4
5,984,151	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $5,984,200, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $6,104,434, due 04/15/16-02/15/42)	5,984,151	0.8
		23,446,772	3.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.2%
24,364,064	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $24,364,064)	24,364,064	3.2

	Total Short-Term Investments
	(Cost $47,810,836)	47,810,836	6.2

	Total Investments in Securities (Cost $624,912,841)	$798,085,185	103.7
	Liabilities in Excess of Other Assets	(28,585,492)	(3.7)
	Net Assets	$769,499,693	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2014.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

See Accompanying Notes to Financial Statements

47

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Cost for federal income tax purposes is $627,308,236.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$202,863,173
Gross Unrealized Depreciation	(32,086,224)

Net Unrealized Appreciation	$170,776,949

See Accompanying Notes to Financial Statements

48

VY® Templeton Global Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.0%
		Brazil: 0.6%
415,999		Petroleo Brasileiro SA ADR	3,153,272	0.6

		Canada: 2.0%
1,406,500	L	Talisman Energy, Inc. - TSX	11,016,655	2.0

		China: 2.4%
165,500		China Mobile Ltd.	1,938,460	0.3
1,566,000		China Shenhua Energy Co., Ltd.	4,621,128	0.8
25,000		China Telecom Corp., Ltd. ADR	1,467,750	0.3
559,729	L	Dongfang Electrical Machinery Co., Ltd.	1,025,128	0.2
4,686,900		Kunlun Energy Co. Ltd.	4,423,232	0.8
			13,475,698	2.4

		Denmark: 0.6%
72,410	L	FLSmidth & Co. A/S	3,174,545	0.6

		France: 8.6%
296,832		AXA S.A.	6,839,929	1.2
133,270		BNP Paribas	7,867,492	1.4
79,345		Cie Generale des Etablissements Michelin	7,162,230	1.3
495,180		Credit Agricole SA	6,392,060	1.1
91,550		Sanofi	8,346,678	1.5
18,620		Technip S.A.	1,109,150	0.2
165,330		Total S.A.	8,470,212	1.5
91,849		Vivendi	2,286,176	0.4
			48,473,927	8.6

		Germany: 6.4%
165,380	@	Commerzbank AG	2,169,228	0.4
541,690		Deutsche Lufthansa AG	8,976,348	1.6
66,820		Merck KGaA	6,288,339	1.1
179,750		Metro AG	5,494,560	1.0
14,300		Muenchener Rueckversicherungs AG	2,847,674	0.5
31,590		SAP SE	2,205,884	0.4
69,520		Siemens AG	7,800,432	1.4
			35,782,465	6.4

		Ireland: 0.8%
17,601	@	Actavis PLC	4,530,673	0.8

		Israel: 2.2%
211,157		Teva Pharmaceutical Industries Ltd. ADR	12,143,639	2.2

		Italy: 2.1%
259,567		ENI S.p.A.	4,546,715	0.8
48,893	@	Saipem S.p.A.	512,530	0.1
1,011,434		UniCredit SpA	6,478,871	1.2
			11,538,116	2.1

		Japan: 2.8%
381,500		Konica Minolta Holdings, Inc.	4,156,834	0.7
694,500		Nissan Motor Co., Ltd.	6,057,269	1.1
89,400		Toyota Motor Corp.	5,571,175	1.0
			15,785,278	2.8

		Netherlands: 3.7%
101,590		Akzo Nobel NV	7,029,035	1.2
126,890		Koninklijke Philips NV	3,678,044	0.6
116,900	@	Qiagen NV	2,722,966	0.5
159,697		Royal Dutch Shell PLC - Class B	5,517,711	1.0
314,260		TNT Express NV	2,094,991	0.4
			21,042,747	3.7

		Portugal: 0.8%
445,540		Galp Energia SGPS SA	4,524,474	0.8

		Russia: 0.8%
318,016		MMC Norilsk Nickel ADR	4,395,013	0.8
22,225		Mobile Telesystems OJSC ADR	159,575	0.0
			4,554,588	0.8

		Singapore: 3.0%
313,980		DBS Group Holdings Ltd.	4,860,827	0.9
403,240	@	Flextronics International Ltd.	4,508,223	0.8
2,532,000		Singapore Telecommunications Ltd.	7,432,193	1.3
			16,801,243	3.0

		South Korea: 4.8%
171,330		KB Financial Group, Inc.	5,601,471	1.0
19,689		POSCO	4,959,557	0.9
13,827		Samsung Electronics Co., Ltd.	16,623,435	2.9
			27,184,463	4.8

		Spain: 1.2%
482,017		Telefonica S.A.	6,920,589	1.2

		Sweden: 1.7%
287,061		Telefonaktiebolaget LM Ericsson	3,475,765	0.6
275,360		Getinge AB	6,270,602	1.1
			9,746,367	1.7

		Switzerland: 4.6%
292,740		Credit Suisse Group	7,353,995	1.3
43,200		Roche Holding AG - Genusschein	11,704,704	2.1
80,590		Swiss Re Ltd.	6,751,163	1.2
			25,809,862	4.6

		Thailand: 0.3%
276,600		Bangkok Bank PCL	1,624,640	0.3

		Turkey: 1.3%
489,475	@	Turkcell Iletisim Hizmet AS ADR	7,400,862	1.3

		United Kingdom: 12.6%
742,336		Aviva PLC	5,577,465	1.0
530,620		BAE Systems PLC	3,880,536	0.7
787,340		BP PLC	4,997,709	0.9

See Accompanying Notes to Financial Statements

49

VY® Templeton Global Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United Kingdom: (continued)
225,067		British Sky Broadcasting PLC	3,141,115	0.5
377,230		CRH PLC - London	9,045,532	1.6
345,957		GlaxoSmithKline PLC	7,422,036	1.3
787,110		HSBC Holdings PLC	7,484,600	1.3
874,520	@	International Consolidated Airlines Group SA	6,583,456	1.2
1,509,326		Kingfisher PLC	7,978,524	1.4
284,760		Noble Corp. PLC	4,718,473	0.9
730,382	L	Serco Group PLC	1,829,370	0.3
1,487,849		Tesco PLC	4,338,130	0.8
1,105,225		Vodafone Group PLC	3,789,413	0.7
			70,786,359	12.6

		United States: 33.7%
174,580		American International Group, Inc.	9,778,226	1.7
68,680		Amgen, Inc.	10,940,037	2.0
45,750		Baker Hughes, Inc.	2,565,203	0.5
82,501		Best Buy Co., Inc.	3,215,889	0.6
17,520		Capital One Financial Corp.	1,446,276	0.3
28,050		Chevron Corp.	3,146,649	0.6
268,800		Cisco Systems, Inc.	7,476,672	1.3
236,140		Citigroup, Inc.	12,777,535	2.3
216,460		Comcast Corp. – Class A	12,556,845	2.2
65,525		CVS Caremark Corp.	6,310,713	1.1
15,270	@	Gilead Sciences, Inc.	1,439,350	0.3
294,440		Hewlett-Packard Co.	11,815,877	2.1
120,000		JPMorgan Chase & Co.	7,509,600	1.3
144,030		Medtronic, Inc.	10,398,966	1.9
92,100		Merck & Co., Inc.	5,230,359	0.9
356,620		Microsoft Corp.	16,564,999	3.0
237,720		Morgan Stanley	9,223,536	1.6
195,600	@	Navistar International Corp.	6,548,688	1.2
94,190		News Corp - Class A	1,477,841	0.3
65,900		Oracle Corp.	2,963,523	0.5
69,453	L	Paragon Offshore PLC	192,385	0.0
369,580		Pfizer, Inc.	11,512,417	2.1
139,870		SunTrust Bank	5,860,553	1.0
62,540		Target Corp.	4,747,411	0.8
194,240		Twenty-First Century Fox, Inc. - Class A	7,459,787	1.3
60,870		United Parcel Service, Inc. - Class B	6,766,918	1.2
53,290		Verizon Communications, Inc. - VZC	2,481,639	0.4
36,900		Viacom - Class B	2,776,725	0.5
43,300		Walt Disney Co.	4,078,427	0.7
			189,263,046	33.7

	Total Common Stock
	(Cost $469,467,388)		544,733,508	97.0

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.9%
		Securities Lending Collateralcc: 0.9%
1,220,370		Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,220,376, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,244,777, due 01/01/15-09/01/49)	1,220,370	0.2
256,906		Daiwa Capital Markets, Repurchase Agreement dated 12/31/14, 0.12%, due 01/02/15 (Repurchase Amount $256,908, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $262,044, due 06/01/17-03/01/48)	256,906	0.1
1,220,370		Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $1,220,375, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $1,244,777, due 01/07/15-10/20/64)	1,220,370	0.2
1,220,370		Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,220,376, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $1,244,777, due 11/15/15-07/15/56)	1,220,370	0.2

See Accompanying Notes to Financial Statements

50

VY® Templeton Global Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (contniued)
	Securities Lending Collateralcc: (continued)
1,220,370	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $1,220,380, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,244,900, due 04/15/16-02/15/42)	1,220,370	0.2
		5,138,386	0.9

	Total Short-Term Investments
	(Cost $5,138,386)	5,138,386	0.9

	Total Investments in Securities (Cost $474,605,774)	$549,871,894	97.9
	Assets in Excess of Other Liabilities	11,547,015	2.1
	Net Assets	$561,418,909	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

Cost for federal income tax purposes is $474,666,438.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$133,177,281
Gross Unrealized Depreciation	(57,971,825)

Net Unrealized Appreciation	$75,205,456

Sector Diversification	Percentage of Net Assets
Financials	21.0%
Health Care	17.8
Information Technology	12.3
Consumer Discretionary	11.7
Energy	11.5
Industrials	8.8
Telecommunication Services	5.9
Materials	5.1
Consumer Staples	2.9
Short-Term Investments	0.9
Assets in Excess of Other Liabilities	2.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

51

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Aseparate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Investors Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 6, 2015

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	March 6, 2015